UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03623
Exact name of registrant as specified in charter:	The Prudential Series Fund
Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102
Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102
Registrant’s telephone number, including area code:	973-367-7521
Date of fiscal year end:	12/31/2009
Date of reporting period:	12/31/2009

Item 1 – Reports to Stockholders –

ANNUAL REPORT	DECEMBER 31, 2009

The Prudential Series Fund

■	Conservative Balanced Portfolio

■	Diversified Bond Portfolio

■	Equity Portfolio

■	Flexible Managed Portfolio

■	Global Portfolio

■	Government Income Portfolio

■	High Yield Bond Portfolio

■	Jennison Portfolio

■	Money Market Portfolio

■	Natural Resources Portfolio

■	Small Capitalization Stock Portfolio

■	Stock Index Portfolio

■	Value Portfolio

Please note that inside is a Prospectus Supplement dated January 14, 2010.

This document is separate from and not part of the annual report.

0172024-00001-00

This report is one of several that provide financial information about certain investment choices available on variable life insurance and variable annuity contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you.

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable life or annuity contract. The prospectuses contain information on the investment objectives, risks, and charges and expenses of the portfolios and the contract and should be read carefully.

The contract’s prospectus contains hypothetical performance illustrations that show the effect of various assumptions regarding the cost of insurance protection. You may also obtain a personalized illustration of historical performance that reflects the cost of your contract’s insurance protection.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 and owners of variable life insurance contracts should call 800-778-2255 to obtain descriptions of the Fund’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on the website of the Commission at www.sec.gov and on the Fund’s website.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 1-800-SEC-0330. Form N-Q is also available on the Fund’s website at www.prudential.com or by calling the telephone numbers referenced above.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling 888-778-2888.

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Table of Contents	Annual Report	December 31, 2009

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS
A1	Schedule of Investments and Financial Statements
B1	Notes to Financial Statements
C1	Financial Highlights
D1	Report of Independent Registered Public Accounting Firm
E1	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2009

■	DEAR CONTRACT OWNER

Our primary focus at Prudential is to help investors achieve and maintain long-term financial success. Our Prudential Series Fund annual report outlines our efforts to reach this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 130 years, and the quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is your best resource to make the most informed investment decisions to help meet your needs. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Diversification does not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Stephen Pelletier

President,

The Prudential Series Fund January 29, 2010

PRESIDENT

STEPHEN PELLETIER

The Prudential Series Fund, Conservative Balanced Portfolio Subadvised by: Prudential Investment Management, Inc., Quantitative Management Associates LLC	December 31, 2009

Investment Manager’s Report - As of December 31, 2009

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Portfolio	20.01%	2.72%	2.68%
Blended Index	15.72	2.77	2.63
S&P 500 Index	26.47	0.42	-0.95

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS

Portfolio inception: 5/13/1983. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the Conservative Balanced Portfolio rose 20.01%.

Quantitative Management Associates, LLC runs the Portfolio whose objective is total return consistent with a conservatively managed diversified portfolio. The Portfolio is diversified across a combination of equity and equity-related securities, debt obligations, and money market instruments.

A scorching broad-based rally in global equity markets began in March 2009 and continued during the year as global economic conditions improved. Developed market equities outperformed the U.S. stock market partially due to a weakening greenback. In the United States, mid-cap stocks and the growth style of investing led gains. Emerging market stocks were the stars, returning nearly 79% overall in U.S. dollar terms as investors increasingly sought riskier assets in pursuit of higher returns.

In the fixed-income markets, yield-hungry investors favored riskier debt securities encouraged by improving global economic conditions and the low interest-rate environment, among other factors. This preference for riskier assets, supply pressures that emerged as a flood of U.S. Treasury securities were issued to fund the federal deficit and stimulus programs, and renewed inflation fears pressured the U.S. Treasury market, which ended the year in the red.

The Portfolio outperformed the blended index because it maintained a slightly larger exposure to equities than the guideline weight of 50%. The Portfolio also benefited from a fixed-income strategy that emphasized investment-grade corporate bonds, commercial mortgage-backed securities, emerging market bonds, and certain other types of debt securities that carry greater credit risk than ultra safe U.S. Treasuries, which are backed by the federal government. These riskier bond markets posted strong gains in 2009 that easily outperformed the Barclays Capital U.S. Aggregate Bond Index.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Blended Index consists of S&P 500 Index (50%), Barclays Capital U.S. Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and 3-Month T-Bill Index (10%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of 3 months, excluding zero coupon strips. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Diversified Bond Portfolio Subadvised by: Prudential Investment Management, Inc.	December 31, 2009

Investment Manager’s Report - As of December 31, 2009

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Portfolio	20.51%	5.92%	6.64%
Barclays Capital U.S. Aggregate Bond Index	5.93	4.97	6.33

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS

Portfolio inception: 5/13/1983. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the Diversified Bond Portfolio rose 20.51%.

The U.S. government and the Federal Reserve took steps to steady the nation’s financial system and stimulate the economy. Both had been hurt by a protracted credit crisis. The financial system began to heal in 2009 and the economy began to tentatively emerge from the so-called “Great Recession,” even though job losses continued to climb. The favorable developments boosted investor confidence in bonds with greater credit risk than U.S. Treasury securities. Riskier bonds were also sought for their attractive yields in the low interest-rate environment. Most notably, prices soared on high yield corporate “junk” bonds, while the Treasury market ended 2009 in the red.

Prudential Fixed Income, which is part of Prudential Investment Management, Inc., runs the Portfolio, which outperformed the Barclays Capital U.S. Aggregate Bond Index (the Index) primarily because it had a larger exposure than the Index to investment-grade corporate bonds, commercial mortgage-backed securities, and asset-backed securities. Each of these markets beat the Index in 2009. In addition to support provided by generally improving economic conditions, corporate bonds gained as many firms strengthened their balance sheets. One initiative that aided the financial system was the Term Asset Backed Securities Loan Facility (TALF), which provides loans on favorable terms to investors who buy high-quality bonds backed by cash flows from credit cards, commercial mortgages, or certain other types of loans and leases. Sales of these bonds help keep credit flowing to businesses and consumers. TALF and a related initiative encouraged a rally in asset-backed securities, residential mortgage-backed securities not guaranteed by federal agencies, and commercial mortgage-backed securities.

The Portfolio had smaller exposures than the Index to Treasury securities, federal agency debt securities, and mortgage-backed securities guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac. This worked well because each of these markets trailed the Index in 2009. The Portfolio had a larger exposure than the Index to emerging market bonds, which also worked well as this market outperformed the Index.

The Portfolio benefited from its exposure to two riskier markets not included in the Index. It held high yield corporate bonds and leveraged bank loans, both of which beat the Index. Leveraged bank loans are generally considered a more conservative type of investment than high yield bonds because, in most cases, a bankrupt firm will pay off its leveraged loan before it pays off its high yield bonds.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Equity Portfolio Subadvised by: Jennison Associates LLC	December 31, 2009

Investment Manager’s Report - As of December 31, 2009

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Portfolio: Class I	38.17%	3.23%	1.91%
Portfolio: Class II	37.58	2.82	1.50
Russell 1000® Index	28.43	0.79	-0.49
S&P 500 Index	26.47	0.42	-0.95

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS1

Portfolio (Class I) inception: 5/13/1983. Portfolio (Class II) inception: 5/4/1999. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted.

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the Equity Portfolio Class I shares rose 38.17%, while the Class II shares rose 37.58%, significantly outperforming the S&P 500 Index (the Index). The investment objective of this Portfolio is long-term growth of capital.

Every sector was a source of positive relative performance, and stock selection nearly across the board drove the Portfolio’s strong performance. The top 10 contributors came from seven different sectors.

Positions in information technology benefited absolute performance most. An overweight stance in the sector was the primary driver of outperformance. Energy positions also bolstered overall performance. Jennison remains bullish on the long-term supply/demand imbalances for oil and natural gas, and prefers exploration and production companies with organic production and reserve growth because they have the highest leverage to rising oil/gas prices. The investment team also seeks exploration and production companies with low per-barrel operating costs. The Portfolio substantially outperformed in financials and its underweight stance also added to performance relative to its benchmark, the S&P 500 Index.

Industrials was the one sector that detracted from absolute return. However, the Portfolio’s smaller exposure to the sector resulted in positive relative performance.

From the depths of their March lows, equity markets have posted impressive rebounds, with most indexes gaining 50% or more through year-end. Corporate profits, which have been much better than were thought possible at the beginning of 2009, largely due to workforce and inventory reductions, have provided much of the fuel for this recovery in equities. Favorable interest rate and liquidity conditions have been instrumental in spurring the rally, as well. With these tailwinds in place, there is reason to be optimistic that further gains lie ahead in 2010. Yet significant challenges remain, including high unemployment, still-weak housing markets, and probable increases in tax rates. Against this backdrop, Jennison remains cautiously optimistic.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

Russell 1000® Index is a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Flexible Managed Portfolio Subadvised by: Prudential Investment Management, Inc., Quantitative Management Associates, LLC	December 31, 2009

Investment Manager’s Report - As of December 31, 2009

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Portfolio	19.95%	2.30%	2.22%
Blended Index	18.08	2.42	2.07
S&P 500 Index	26.47	0.42	-0.95

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS

Portfolio inception: 5/13/1983. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the Flexible Managed Portfolio rose 19.95%.

Quantitative Management Associates, LLC runs the Portfolio whose objective is total return consistent with an aggressively managed diversified portfolio. The Portfolio is diversified across a combination of equity and equity-related securities, debt obligations, and money market instruments.

A scorching broad-based rally in global equity markets began in March 2009 and continued during the year as global economic conditions improved. Developed market equities outperformed the U.S. stock market partially due to a weakening greenback. In the United States, mid-cap stocks and the growth style of investing led gains. Emerging market stocks were the stars, returning nearly 79% overall in U.S. dollar terms as investors increasingly sought riskier assets in pursuit of higher returns.

In the fixed-income markets, yield-hungry investors snapped up riskier debt securities encouraged by improving global economic conditions and the low interest-rate environment, among other factors. This preference for riskier assets, supply pressures that emerged as a flood of U.S. Treasuries were issued, and renewed inflation fears pressured the U.S. Treasury market, which ended the year in the red.

The Portfolio outperformed the blended index because it maintained a slightly larger exposure to equities than the guideline weight of 60%. The Portfolio also benefited from a fixed-income strategy that emphasized investment-grade corporate bonds, commercial mortgage-backed securities, emerging market bonds, and certain other types of debt securities that carry greater credit risk than ultra-safe U.S. Treasury securities, which are backed by the federal government. These riskier bond markets posted strong gains in 2009 that easily outperformed the Barclays Capital U.S. Aggregate Bond Index.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Blended Index consists of S&P 500 Index (60%), Barclays Capital U.S. Aggregate Bond Index (35%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and 3-Month T-Bill Index (5%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of 3 months, excluding zero coupon strips. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Global Portfolio

Subadvised by:  LSV Asset Management, Marsico Capital Management, LLC, Quantitative Management Associates LLC, T. Rowe Price
Associates, Inc., William Blair & Company LLC

December 31, 2009

Investment Manager’s Report - As of December 31, 2009

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Portfolio	31.39%	2.85%	-1.52%
MSCI World Index (GD)	30.79	2.57	0.23

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS

Portfolio inception: 9/19/1988. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the Global Portfolio rose 31.39%.

The Portfolio is co-managed by four specialist firms: Marsico Capital Management (Marsico), T. Rowe Price Associates, Inc. (T. Rowe Price), William Blair & Company, LLC (William Blair), and LSV Asset Management (LSV). The Portfolio seeks growth of capital over the long term by investing in growth and value stocks of large companies in the United States and abroad.

A scorching broad-based rally in global equity markets began in March 2009 and continued during the year as global economic conditions improved. Developed market equities outperformed the U.S. stock market due partially to a weakening greenback. In the United States, mid-cap stocks and the growth style of investing led gains. Emerging market stocks were the stars, returning nearly 79% overall in U.S. dollar terms as investors increasingly sought riskier assets in pursuit of higher returns.

The Portfolio outperformed the MSCI World Index due to the strong relative performances of three of its portions versus their respective style-specific benchmark indexes. The U.S. large-cap value portion managed by T. Rowe Price outperformed its style-specific benchmark index driven by stock selection in the financials and industrials sectors. The T. Rowe Price portion also benefited from an overweight in the technology sector. An overweight in consumer discretionary and an underweight in utilities also aided relative results.

The LSV portion, which invests in international large-cap value stocks, outperformed its style-specific benchmark index largely because the attributes of its “deep value” investment style, including low price-to-earnings (P/E) and price-to-book (P/B) ratios and high dividend-yield stocks, were rewarded in 2009. The LSV portion also benefitted from strong stock selection in the industrials, consumer discretionary, and technology sectors.

The portion managed by William Blair, which invests in international mid- and large-cap growth stocks, outperformed its style-specific benchmark index largely due to country allocations. Exposure to emerging markets nations Brazil and South Africa boosted performance as they returned more than 100% and 50% respectively in U.S. dollar terms. An underweight in Japanese stocks also benefited performance as Japan was the worst performing developed market.

The Marsico portion, which invests in U.S. large-cap growth stocks, was the only one that underperformed its style-specific benchmark index. Most of its underperformance was driven by sector exposures, notably an overweight position in the financials sector, banks in particular, and an underweight to technology.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

MSCI World Index (GD) - The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Government Income Portfolio Subadvised by: Prudential Investment Management, Inc.	December 31, 2009

Investment Manager’s Report - As of December 31, 2009

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Portfolio	7.71%	4.78%	6.18%
Barclays Capital Government Bond Index	-2.20	4.87	6.17

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS

Portfolio inception: 5/1/1989. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the Government Income Portfolio rose 7.71%.

The U.S. government and the Federal Reserve took steps to steady the nation’s financial system and stimulate the economy. Both had been hurt by a protracted credit crisis. The financial system began to heal in 2009 and the economy began to tentatively emerge from the so-called “Great Recession,” even though job losses continued to climb. The favorable developments boosted investor confidence in bonds with greater credit risk than U.S. Treasury securities. Riskier bonds were also sought for their attractive yields in the low interest-rate environment. Therefore, prices climbed on debt securities such as corporate bonds, while the U.S. Treasury market ended 2009 in the red.

Prudential Fixed Income which is part of Prudential Investment Management, Inc., runs the Portfolio, which outperformed the Barclays Capital U.S. Government Bond Index (the Index) because it had exposure to commercial mortgage-backed securities as well as good security selection within that market, which easily outperformed the Index in 2009. Commercial mortgage-backed securities gained sharply after the Fed launched the Term Asset Backed Securities Loan Facility (TALF), which provides loans at favorable terms to investors who buy high-quality bonds backed by cash flows from pools of credit cards, auto loans, commercial mortgages, or certain other types of loans. Sales of these debt securities help keep credit flowing to businesses and consumers.

The Portfolio also benefited from taking advantage of pricing inefficiencies within in the U.S. Treasury market between STRIPS (Separate Trading of Registered Interest and Principal of Securities) and TIPS (Treasury Inflation Protected Securities) and between newly issued Treasury securities and those issued earlier with higher coupons.

Another positive was the Portfolio’s favorable security selection among residential mortgage-backed securities guaranteed by Ginnie Mae, Fannie Mae, and Freddie Mac. The Portfolio emphasized mortgage-backed securities with higher coupons that benefited from a decrease in the rate of expected prepayments on the securities and from a program in which the Fed purchased the securities to help support the housing market and mortgage industry. Additionally, the Portfolio held shares of the Dryden Core Investment Fund—Short Term Bond Series, which gained in value amid the environment that favored riskier assets.

On a negative note, the Portfolio’s strategies for managing its duration (sensitivity to changes in the level of interest rates) and its positioning on the yield curve subtracted slightly from its performance in 2009.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Barclays Capital Government Bond Index is a weighted index comprised of securities issued or backed by the U.S. Government, its agencies and instrumentalities with a remaining maturity of one to thirty years. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, High Yield Bond Portfolio Subadvised by: Prudential Investment Management, Inc.	December 31, 2009

Investment Manager’s Report - As of December 31, 2009

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Portfolio	47.16%	6.00%	5.56%
Barclays Capital U.S. High Yield 2% Issuer Capped Index	58.76	6.49	6.87
Barclays Capital U.S. High Yield 1% Issuer Capped Index	59.45	6.38	6.88
Barclays Capital U.S. Corp. High Yield Bond Index	58.21	6.46	6.71

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS

Portfolio inception: 2/23/1987. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the High Yield Bond Portfolio rose 47.16%.

The U.S. government and the Federal Reserve took steps to steady the nation’s financial system and stimulate the economy. Both had been hurt by a protracted credit crisis. The financial system began to heal in 2009 and the economy began to tentatively emerge from the so-called “Great Recession,” even though job losses continued to climb. The favorable developments boosted investor confidence in bonds with greater credit risk than U.S. Treasury securities, which are backed by the federal government. Riskier bonds were also sought for their attractive yields in the low interest-rate environment. Most notably, prices soared on high yield corporate “junk” bonds, enabling the market for below investment-grade corporate bonds to post a record annual return in 2009 that outperformed other U.S. bond markets.

Within the high yield market, all ratings categories, sectors, and industries ended 2009 in positive territory. The lower rating categories, Caa and Ca-D, easily outperformed the higher rating categories, Ba and single-B. Some of the largest gains were posted by bonds of firms in cyclical industries that are more sensitive to the business cycle such as banking, retailers, automotive, and home construction. Some of the more modest gains were posted by bonds of firms in industries that tend to be less sensitive to the business cycle such as electric utilities and healthcare.

The Portfolio’s double-digit return reflected the bullish environment for investing in high yield bonds. However, it trailed the Barclays Capital U.S. High Yield 1% Issuer Capped Index (the Index) because Prudential Fixed Income which is part of Prudential Investment Management, Inc., maintained a generally cautious approach to sector allocation and security selection in the high yield market. Consequently, the Portfolio did not own certain types of lower-quality bonds that soared in value in 2009. For example, the Portfolio had a smaller exposure than the Index to the financial sector, which outperformed the Index in 2009. The Portfolio also had a larger exposure than the Index to defensive industries such as healthcare and electric utilities, which lagged the Index in 2009. As for security selection, holding bonds that performed particularly well in the paper sector helped the Portfolio’s performance versus the Index, but owning bank loans of a major utility holding company in Texas detracted from its relative performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Barclays Capital U.S. High Yield 1% and 2% Issuer Capped Indexes cover the universe of U.S. dollar denominated, non-convertible, fixed-rate, non-investment-grade debt. Issuers are capped at 1% and 2% of the Index, respectively. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. Barclays Capital U.S. Corporate High Yield Bond Index is an unmanaged index of fixed-rate, non-investment-grade debt securities with at least one year remaining to maturity. It gives a broad look at how high yield (“junk”) bonds have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Jennison Portfolio Subadvised by: Jennison Associates LLC	December 31, 2009

Investment Manager’s Report - As of December 31, 2009

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year	Since Inception
Portfolio: Class I	43.03%	3.22%	-2.45%	N/A
Portfolio: Class II	42.58	2.80	N/A	-3.42%
Russell 1000® Growth Index	37.21	1.63	-3.99	-3.55
S&P 500 Index	26.47	0.42	-0.95	-0.44

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS1

Portfolio (Class I) inception: 4/25/1995. Portfolio (Class II) inception: 2/10/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class II).

The Russell 1000® Growth Index is a trademark/service of the Frank Russell Company. Russell® is the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

In the year ended December 31, 2009, the Jennison Portfolio Class I shares rose 43.03%, while the Class II shares rose 42.58%.

Information technology holdings contributed most to the Portfolio’s return, as both an overweighting relative to its benchmark, the Russell 1000® Growth Index (the Index), and strong stock selection were beneficial. Notable performers in the sector included a well-known computer innovator that is benefiting from its cutting-edge software for managing, editing, and sharing digital data, photos, music, and video. The company is also gaining access to significant incremental growth opportunities in the mobile phone market. Another key contributor advanced on its technological lead and dominant position in Internet search.

Stock selection was also strong in consumer discretionary, where an online retailer continues to be a prime beneficiary of the secular shift to e-commerce. Jennison believes this company’s highly targeted merchandising and ability to control pricing, fulfillment, and delivery times distinguish it from its e-commerce competitors. Jennison expects it to continue to gain market share in both overall retail and e-commerce.

In healthcare, an optical care leader benefited from takeover speculation and a leading pharmacy benefits manager gained on the industry’s positive fundamental outlook and the company’s diverse and differentiated product offering. In financials, a major financial services company, gained on strong capital markets activity, declining systemic risks, and an improving investment banking deal pipeline.

Key detractors from return included overweight positions relative to the Index in healthcare and energy, and stock selection in industrials, where a defense contractor fell on concerns that future defense spending might be affected by the tight federal budget. In the consumer staples sector, a major retailer was challenged by currency exchange issues, tough same-store sales results, and higher general and administrative expenses.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Money Market Portfolio Subadvised by: Prudential Investment Management, Inc.	December 31, 2009

Investment Manager’s Report - As of December 31, 2009

Average Annual Total Return Percentages

	7-Day* Current Net Yield	1-Year	5-Year	10-Year
Portfolio	0.05%	0.40%	3.14%	2.92%
Lipper (VIP) Money Market Funds Avg.	N/A	0.19	2.87	2.70

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

7-DAY CURRENT NET YIELD*

Portfolio inception: 5/13/1983. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the Money Market Portfolio had a total return of 0.40%.

The U.S. government and the Federal Reserve took steps to steady the nation’s financial system and stimulate the economy. Both had been hurt by a protracted credit crisis. Improvement in the financial system began slowly, then accelerated as liquidity returned to the markets, boosting investor confidence. Meanwhile, key initiatives aimed at stimulating consumer spending aided the economic recovery.

Money market yields declined to historically low levels in 2009 as the Federal Open Market Committee kept its target for the overnight bank lending rate at a record low range of zero to 0.25%, and reiterated its desire for short-term rates to remain low for an extended period of time to boost economic growth. The decline in money market yields was further exacerbated by an enormous amount of cash that needed to be invested at a time when issuers were decreasing their reliance on short-term financing and, therefore, issuing fewer eligible money market securities.

The Portfolio outperformed the Lipper (VIP) Money Market Funds Average in 2009. On December 29, 2009, the Portfolio’s 7-day current net yield was 0.05%, down from 1.32% on December 30, 2008. This yield more closely reflects the current earnings of the Portfolio than does the total return.

Due to the uncertainty in the credit markets, the Portfolio continued to employ a conservative strategy. It invested primarily in money market securities of highly rated corporate issuers, highly rated banks, and government agencies. Additionally, the Portfolio also invested in overnight repurchase agreements, contracts in which a seller of securities agrees to buy them back the next day at a specified price. This prudent approach resulted in a high level of liquidity in the Portfolio and positioned the Portfolio’s weighted average maturity (WAM) shorter than that of the average comparable fund for much of the year. (WAM measures a fund’s sensitivity to changes in the level of interest rates. It considers the maturity and quantity of each security held in a portfolio.)

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

*	Source: iMoneyNet, Inc. based on 324 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/29/2009.

The Lipper Variable Insurance Products (VIP) Funds Averages are calculated by Lipper Analytical Services, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Natural Resources Portfolio Subadvised by: Jennison Associates LLC	December 31, 2009

Investment Manager’s Report - As of December 31, 2009

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year	Since Inception
Portfolio: Class I	77.10%	18.65%	19.67%	N/A
Portfolio: Class II	76.41	N/A	N/A	18.76%
Lipper (VIP) Natural Resources Funds Avg.	50.06	12.16	13.67	12.58
Lipper (VUF) Natural Resources Funds Index	53.38	11.84	N/A	12.88
S&P 500 Index	26.47	0.42	-0.95	1.33

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS1

Portfolio (Class I) inception: 5/1/1988. Portfolio (Class II) inception: 4/28/2005. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class II). Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the Natural Resources Portfolio Class I shares rose 77.10%, while the Class II shares rose 76.41%. Jennison’s Natural Resources strategy seeks capital appreciation by investing in the stocks of companies that own, explore, mine, process, or otherwise develop natural resource commodities.

All industries that the Portfolio invested in achieved double-digit absolute returns for the year. Among the most meaningful contributors to performance were metals and mining, which advanced 90%, and energy equipment and services, which appreciated 83% during the year.

The top contributor to performance was a U.S.-based copper and gold producer. Shares rose as the company reported strong financial results that surpassed consensus expectations mostly on higher-than-expected volumes across all metals. Jennison believes a large, long-term supply deficit should boost prices for both of these commodities. Furthermore, Jennison has confidence in the company’s strong management team, which operated well during the commodities downturn by quickly reducing capital expenditures and production to strengthen its financial position while preserving its long-lived reserves and future growth options.

Another copper and gold producer, this one based in Canada, was among the key contributors to performance. The company operates properties in the Central African copper belt, including Zambia, the Democratic Republic of Congo (DRC) and Mauritania. The stock performed well following the completion of a convertible debt offering, which will allow the company to consider strategic merger and acquisition activity.

A Brazil-based early stage exploration and production company also contributed to performance. Jennison remains positive on the longer-term prospects for large-scale exploitation of Brazil’s offshore and believes share prices remain attractively valued despite recent appreciation.

Among the holdings that detracted from performance was an aluminum producer that declined sharply earlier in the year as rising aluminum inventories led to a significant price decline for the commodity. The company closed facilities and exercised strict production discipline. Share prices have begun to recover with an improving demand outlook for aluminum that is being driven by manufacturing growth in China.

An independent power producer also detracted from return. Weaker than previously issued 2010 guidance and the impending departure of the company’s CFO pressured shares. Jennison believes that the company is likely being conservative with its guidance and continues to hold the position, as it has the potential to be one of the best investments of the independent power producers.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

The Lipper Variable Insurance Products (VIP) Natural Resources Funds Averages are calculated by Lipper Analytical Services, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products. The Lipper Variable Underlying Funds (VUF) Natural Resources Funds Index consists of an equal dollar-weighted composite of the 10 largest funds in the Lipper VUF Natural Resources Fund classification. The index is rebalanced quarterly. Natural Resources Funds are deemed as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns are net of investment fees and fund expenses, but not product charges. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Small Capitalization Stock Portfolio Subadvised by: Quantitative Management Associates LLC	December 31, 2009

Investment Manager’s Report - As of December 31, 2009

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Portfolio	25.18%	1.10%	6.09%
S&P SmallCap 600 Index	25.57	1.36	6.35

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS

Portfolio inception: 4/25/1995. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the Small Capitalization Stock Portfolio rose 25.18%.

Quantitative Management Associates, LLC runs the Portfolio, which is an index fund that uses quantitative techniques to replicate the holdings and weights of the S&P SmallCap 600 Index.

The Portfolio performed in line with the S&P SmallCap 600 Index, helped by income the Portfolio earned from lending its securities to others, favorable trading processes and results, and stabilizing interest rates.

The U.S. government and the Federal Reserve (the Fed) took steps to steady the nation’s financial system and stimulate the economy, both of which had been hurt by a protracted credit crisis. The financial system began to heal in 2009 and the economy began to tentatively emerge from the so-called “Great Recession,” even though job losses continued to climb. The favorable developments boosted investor confidence in stocks and a powerful rally in the U.S. stock market that began in March 2009 continued during the year.

Shares of small, risky value companies often are the first to outperform as an economic recovery begins. Initially, small-cap stocks outperformed large-cap stocks, while value stocks of all market capitalizations outperformed growth stocks. However, as U.S. debt and unemployment numbers grew, investors recognized that the economic recovery may be less robust than initially hoped. Consequently, larger, more established growth companies with the financial stamina to expand earnings and revenue during a prolonged economic malaise assumed leadership. For the year, mid-cap stocks outperformed both small- and large-cap stocks.

Within the S&P SmallCap 600 Index, seven out of 10 sectors scored double-digit gains for the year. The best performers were the energy and consumer discretionary sectors. The less economically sensitive utilities sector posted a single-digit gain for the year. The worst performers in 2009 were the financials sector, which posted a single-digit decline, and the telecommunications services sector, which posted a hefty double-digit decline. Large portions of the financial industry had nearly collapsed in 2008 and required extraordinary support by the federal government. Telecommunications were hamstrung by a combination of growing debt levels, due to expansion into the wireless arena from the fixed-line business, and falling revenues, due to declining consumer spending on telecommunications products, including cellular phones.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Stock Index Portfolio Subadvised by: Quantitative Management Associates LLC	December 31, 2009

Investment Manager’s Report - As of December 31, 2009

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Portfolio	26.07%	0.18%	-1.16%
S&P 500 Index	26.47	0.42	-0.95

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS

Portfolio inception: 10/19/1987. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the Stock Index Portfolio rose 26.07%.

Quantitative Management Associates, LLC runs the Portfolio, which is an index fund that uses a quantitative approach to approximate the holdings and weights of the S&P 500 Index, except for shares of Prudential Financial, Inc. The Portfolio cannot hold these shares because of compliance restrictions.

The Portfolio performed in line with the S&P 500 Index in 2009. Income the Portfolio earned from lending its securities to others offset the negative impact from the restriction on holding shares of Prudential Financial.

The U.S. government and the Federal Reserve took steps to steady the nation’s financial system and stimulate the economy. Both had been hurt by a protracted credit crisis. The financial system began to heal in 2009 and the economy began to tentatively emerge from the so-called “Great Recession,” even though job losses continued to climb. The favorable developments helped boost investor confidence in stocks and a powerful rally in the U.S. stock market that began in March 2009 continued during the year.

All sectors of the S&P 500 Index benefited from the rally. The largest contributions came from more economically sensitive stocks, the cyclicals, including top contributors information technology, materials and consumer discretionary, which stand to benefit from a global economic rebound. Information technology benefited from strong balance sheets and the anticipation that companies would upgrade their technology in order to increase efficiencies. The materials sector was attractive for its exposure to companies tied to commodities. Consumer discretionary scored attractive returns based on stronger-than-anticipated consumer spending in light of tighter credit conditions and higher unemployment. The less economically sensitive utilities and telecommunications services sectors posted the worst, although still positive, returns of any sectors.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Value Portfolio Subadvised by: Jennison Associates LLC	December 31, 2009

Investment Manager’s Report - As of December 31, 2009

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year	Since Inception
Portfolio: Class I	41.93%	3.41%	4.52%	N/A
Portfolio: Class II	41.39	3.00	N/A	2.83%
Russell 1000® Value Index	19.69	-0.25	2.47	2.20
S&P 500 Index	26.47	0.42	-0.95	0.59

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS1

Portfolio (Class I) inception: 2/19/1988. Portfolio (Class II) inception: 5/14/2001. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class II). The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the Value Portfolio Class I shares rose 41.93%, while the Class II shares rose 41.39%, significantly outperforming the Russell 1000® Value Index (the Index).

Stock selection nearly across the board drove the Portfolio’s strong returns.

Energy positions made the most meaningful positive impact on relative performance. Jennison remains bullish on the long-term supply/demand imbalances for oil and natural gas, and prefers exploration and production companies that are best positioned to benefit from rising oil/gas prices. The investment team also seeks exploration and production companies with low per-barrel operating costs.

The Portfolio’s overweight stance in information technology and stock selection in the financials, telecommunication services, healthcare, and consumer staples sectors also made a sizable contribution to relative performance.

The materials sector was the only sector that detracted from relative performance.

From the depths of their March lows, equity markets have posted impressive rebounds, with most indexes gaining 50% or more through year-end. Corporate profits, which have been much better than were thought possible at the beginning of 2009, largely due to workforce and inventory reductions, have provided much of the fuel for this recovery in equities. Favorable interest rate and liquidity conditions have been instrumental in spurring the rally, as well. Yet significant challenges remain, including high unemployment, still-weak housing markets, and probable increases in tax rates. Against this backdrop, Jennison remains cautiously optimistic.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

Russell 1000 Value Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2009

Conservative Balanced
Five Largest Holdings (% of Net Assets)
Exxon Mobil Corp.	1.6%
Federal National Mortgage Association, 6.000%, TBA 30 YR	1.5%
U.S. Treasury Notes, 2.625%, 12/31/14	1.5%
Microsoft Corp.	1.2%

Apple, Inc.	0.9%

Diversified Bond
Allocation (% of Net Assets)
Corporate Bonds	47.2%
Commercial Mortgage-Backed Securities	15.6%
U.S. Government Mortgage-Backed Securities	12.7%
Asset-Backed Securities	5.2%
Residential Mortgage-Backed Securities	3.7%

Equity
Five Largest Holdings (% of Net Assets)
Occidental Petroleum Corp.	2.9%

Google, Inc. (Class A Stock)	2.9%

Goldman Sachs Group, Inc. (The)	2.7%
Apple, Inc.	2.7%

Amazon.com, Inc.	2.4%

Flexible Managed
Five Largest Holdings (% of Net Assets)
Exxon Mobil Corp.	2.1%
Apple, Inc.	1.4%

Microsoft Corp.	1.3%

Procter & Gamble Co. (The)	1.3%

JPMorgan Chase & Co.	1.3%

Global
Top Five Countries (% of Net Assets)
United States	41.5%
United Kingdom	9.5%

Japan	8.1%

France	5.1%

Switzerland	4.5%

Government Income
Allocation (% of Net Assets)
Mortgage-Backed Securities	42.5%
U.S. Treasury Securities	28.7%
U.S. Government Agency Obligations	8.8%
Commercial Mortgage-Backed Securities	8.5%
Collateralized Mortgage Obligations	3.7%

High Yield Bond
Allocation (% of Net Assets)
Corporate Bonds	89.2%

Bank Loans	6.1%
Collateralized Mortgage Obligations	0.2%
Asset-Backed Securities	0.2%
Common Stocks	0.1%

Jennison
Five Largest Holdings (% of Net Assets)
Google, Inc. (Class A Stock)	4.9%

Apple, Inc.	4.8%

Amazon.com, Inc.	4.2%
Microsoft Corp.	4.1%
QUALCOMM, Inc.	3.5%

Natural Resources
Five Largest Holdings (% of Net Assets)
Southwestern Energy Co.	2.7%
Freeport-McMoRan Copper & Gold, Inc.	2.2%

Occidental Petroleum Corp.	2.1%
Halliburton Co.	2.0%
Apache Corp.	1.8%

Small Capitalization Stock
Five Largest Holdings (% of Net Assets)
Mednax, Inc.	0.7%
Varian Semiconductor Equipment Associates, Inc.	0.7%
Skyworks Solutions, Inc.	0.6%
Gardener Denver, Inc.	0.6%
St Mary Land & Exploration Co.	0.5%

Stock Index
Five Largest Holdings (% of Net Assets)
Exxon Mobil Corp.	3.2%

Microsoft Corp.	2.3%
Apple, Inc.	1.9%
Johnson & Johnson	1.8%
Procter & Gamble Co. (The)	1.8%

Value
Five Largest Holdings (% of Net Assets)
Symantec Corp.	3.0%

CA, Inc.	3.0%
H&R Block, Inc.	2.5%
IAC/InterActiveCorp	2.4%
NII Holdings, Inc.	2.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2009

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period
Conservative Balanced (Class I)	Actual	$1,000.00	$1,150.80	0.57%	$3.09
	Hypothetical	$1,000.00	$1,022.33	0.57%	$2.91
Diversified Bond (Class I)	Actual	$1,000.00	$1,112.40	0.42%	$2.24
	Hypothetical	$1,000.00	$1,023.09	0.42%	$2.14
Equity (Class I)	Actual	$1,000.00	$1,241.00	0.48%	$2.71
	Hypothetical	$1,000.00	$1,022.79	0.48%	$2.45
Equity (Class II)	Actual	$1,000.00	$1,238.10	0.88%	$4.96
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48
Flexible Managed (Class I)	Actual	$1,000.00	$1,161.90	0.62%	$3.38
	Hypothetical	$1,000.00	$1,022.08	0.62%	$3.16
Global (Class I)	Actual	$1,000.00	$1,222.90	0.83%	$4.65
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23
Government Income (Class I)	Actual	$1,000.00	$1,046.90	0.46%	$2.37
	Hypothetical	$1,000.00	$1,022.89	0.46%	$2.35
High Yield Bond (Class I)	Actual	$1,000.00	$1,190.20	0.58%	$3.20
	Hypothetical	$1,000.00	$1,022.28	0.58%	$2.96
Jennison (Class I)	Actual	$1,000.00	$1,246.70	0.63%	$3.57
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21
Jennison (Class II)	Actual	$1,000.00	$1,244.60	1.03%	$5.83
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24
Money Market (Class I)	Actual	$1,000.00	$1,000.73	0.36%	$1.82
	Hypothetical	$1,000.00	$1,023.39	0.36%	$1.84

The Prudential Series Fund Fees and Expenses — unaudited (continued)	December 31, 2009

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period
Natural Resources (Class I)	Actual	$1,000.00	$1,337.30	0.53%	$3.12
	Hypothetical	$1,000.00	$1,022.53	0.53%	$2.70
Natural Resources (Class II)	Actual	$1,000.00	$1,334.80	0.93%	$5.47
	Hypothetical	$1,000.00	$1,020.52	0.93%	$4.74
Small Capitalization Stock (Class I)	Actual	$1,000.00	$1,244.80	0.47%	$2.66
	Hypothetical	$1,000.00	$1,022.84	0.47%	$2.40
Stock Index (Class I)	Actual	$1,000.00	$1,223.20	0.36%	$2.02
	Hypothetical	$1,000.00	$1,023.39	0.36%	$1.84
Value (Class I)	Actual	$1,000.00	$1,232.70	0.42%	$2.36
	Hypothetical	$1,000.00	$1,023.09	0.42%	$2.14
Value (Class II)	Actual	$1,000.00	$1,229.50	0.82%	$4.61
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18

Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2009, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

CONSERVATIVE BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 91.2%
COMMON STOCKS — 49.5%	Shares	Value (Note 2)

Aerospace & Defense — 1.4%
Boeing Co. (The)	77,000	$4,168,010
General Dynamics Corp.	41,500	2,829,055
Goodrich Corp.	13,700	880,225
Honeywell International, Inc.	80,912	3,171,750
ITT Corp.	20,100	999,774
L-3 Communications Holdings, Inc.	11,900	1,034,705
Lockheed Martin Corp.	34,100	2,569,435
Northrop Grumman Corp.	33,662	1,880,023
Precision Castparts Corp.	13,900	1,533,865
Raytheon Co.	41,800	2,153,536
Rockwell Collins, Inc.	16,600	918,976
United Technologies Corp.	100,900	7,003,469

		29,142,823

Air Freight & Logistics — 0.5%
C.H. Robinson Worldwide, Inc.	18,800	1,104,124
Expeditors International of Washington, Inc.	22,700	788,371
FedEx Corp.	33,900	2,828,955
United Parcel Service, Inc. (Class B Stock)	107,000	6,138,590

		10,860,040

Airlines
Southwest Airlines Co.	79,300	906,399

Auto Components — 0.1%
Goodyear Tire & Rubber Co. (The)(a)	25,600	360,960
Johnson Controls, Inc.	70,600	1,923,144

		2,284,104

Automobiles — 0.2%
Ford Motor Co.(a)(b)	347,685	3,476,850
Harley-Davidson, Inc.	25,000	630,000

		4,106,850

Beverages — 1.3%
Brown-Forman Corp. (Class B Stock)	11,900	637,483
Coca-Cola Co. (The)	245,600	13,999,200
Coca-Cola Enterprises, Inc.	35,100	744,120
Constellation Brands, Inc. (Class A Stock)(a)	19,400	309,042
Dr Pepper Snapple Group, Inc.	27,800	786,740
Molson Coors Brewing Co. (Class B Stock)	17,100	772,236
Pepsi Bottling Group, Inc.	15,000	562,500
PepsiCo, Inc.	167,230	10,167,584

		27,978,905

Biotechnology — 0.8%
Amgen, Inc.(a)	108,920	6,161,604
Biogen Idec, Inc.(a)(b)	30,390	1,625,865
Celgene Corp.(a)	48,400	2,694,912
Cephalon, Inc.(a)	8,600	536,726
Genzyme Corp.(a)	26,400	1,293,864
Gilead Sciences, Inc.(a)	96,400	4,172,192

		16,485,163

Building Products
Masco Corp.	35,500	490,255

COMMON STOCKS (continued)	Shares	Value (Note 2)

Capital Markets — 1.4%
Ameriprise Financial, Inc.	28,720	$1,114,911
Bank of New York Mellon Corp. (The)	130,058	3,637,722
Charles Schwab Corp. (The)	100,150	1,884,823
E*Trade Financial Corp.(a)	127,000	222,250
Federated Investors, Inc. (Class B Stock)(b)	10,800	297,000
Franklin Resources, Inc.	16,400	1,727,740
Goldman Sachs Group, Inc. (The)	55,700	9,404,388
Invesco Ltd.	48,300	1,134,567
Janus Capital Group, Inc.(b)	18,600	250,170
Legg Mason, Inc.	17,800	536,848
Morgan Stanley	146,980	4,350,608
Northern Trust Corp.	26,200	1,372,880
State Street Corp.	53,700	2,338,098
T. Rowe Price Group, Inc.(b)	27,800	1,480,350

		29,752,355

Chemicals — 1.0%
Air Products & Chemicals, Inc.	22,800	1,848,168
Airgas, Inc.	7,600	361,760
CF Industries Holdings, Inc.	5,700	517,446
Dow Chemical Co. (The)	121,731	3,363,428
E.I. du Pont de Nemours & Co.	95,320	3,209,424
Eastman Chemical Co.	7,800	469,872
Ecolab, Inc.	25,800	1,150,164
FMC Corp.	8,100	451,656
International Flavors & Fragrances, Inc.	9,600	394,944
Monsanto Co.	57,194	4,675,609
PPG Industries, Inc.	18,200	1,065,428
Praxair, Inc.	32,200	2,585,982
Sigma-Aldrich Corp.	12,200	616,466

		20,710,347

Commercial Banks — 1.4%
BB&T Corp.(b)	72,500	1,839,325
Comerica, Inc.	19,200	567,744
Fifth Third Bancorp	89,021	867,955
First Horizon National Corp.(a)	26,880	360,192
Huntington Bancshares, Inc.	77,936	284,466
KeyCorp	92,300	512,265
M&T Bank Corp.(b)	9,000	602,010
Marshall & Ilsley Corp.	48,500	264,325
PNC Financial Services Group, Inc.	50,033	2,641,242
Regions Financial Corp.	129,603	685,600
SunTrust Banks, Inc.	57,100	1,158,559
U.S. Bancorp	206,385	4,645,726
Wells Fargo & Co.	537,864	14,516,949
Zions Bancorporation(b)	13,550	173,847

		29,120,205

Commercial Services & Supplies — 0.3%
Avery Dennison Corp.	11,500	419,635
Cintas Corp.	14,600	380,330
Iron Mountain, Inc.(a)(b)	20,800	473,408
Matsuda Sangyo Co. Ltd. (Japan)	30	516
Pitney Bowes, Inc.	20,700	471,132
Republic Services, Inc. (Class A Stock)	35,065	992,690

SEE NOTES TO FINANCIAL STATEMENTS.

A1

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Services & Supplies (continued)
RR Donnelley & Sons Co.	21,400	$476,578
Stericycle, Inc.(a)(b)	8,800	485,496
Waste Management, Inc.(b)	51,642	1,746,016

		5,445,801

Communications Equipment — 1.3%
Cisco Systems, Inc.(a)	617,600	14,785,344
Harris Corp.	14,200	675,210
JDS Uniphase Corp.(a)	21,475	177,169
Juniper Networks, Inc.(a)(b)	58,000	1,546,860
Motorola, Inc.	248,425	1,927,778
QUALCOMM, Inc.	175,600	8,123,256
Tellabs, Inc.(a)	45,800	260,144

		27,495,761

Computers & Peripherals — 3.0%
Apple, Inc.(a)	96,300	20,305,818
Dell, Inc.(a)	182,500	2,620,700
EMC Corp.(a)	218,950	3,825,057
Hewlett-Packard Co.	253,648	13,065,408
International Business Machines Corp.	140,700	18,417,630
Lexmark International, Inc. (Class A Stock)(a)	9,833	255,461
NetApp, Inc.(a)	35,700	1,227,723
QLogic Corp.(a)(b)	12,100	228,327
SanDisk Corp.(a)(b)	24,500	710,255
Sun Microsystems, Inc.(a)	79,275	742,807
Teradata Corp.(a)	19,300	606,599
Western Digital Corp.(a)	26,400	1,165,560

		63,171,345

Construction & Engineering — 0.1%
Fluor Corp.	19,100	860,264
Jacobs Engineering Group, Inc.(a)(b)	12,700	477,647
Quanta Services, Inc.(a)	20,100	418,884

		1,756,795

Construction Materials
Vulcan Materials Co.	13,400	705,778

Consumer Finance — 0.4%
American Express Co.	129,100	5,231,132
Capital One Financial Corp.	49,161	1,884,833
Discover Financial Services	60,540	890,543
SLM Corp.(a)	60,200	678,454

		8,684,962

Containers & Packaging — 0.1%
Ball Corp.	10,100	522,170
Bemis Co., Inc.	11,300	335,045
Owens-Illinois, Inc.(a)	17,500	575,225
Pactiv Corp.(a)	15,100	364,514
Sealed Air Corp.	17,100	373,806

		2,170,760

Distributors
Genuine Parts Co.	17,700	671,892

Diversified Consumer Services — 0.1%
Apollo Group, Inc. (Class A Stock)(a)(b)	13,500	817,830

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Consumer Services (continued)
DeVry, Inc.	6,300	$357,399
H&R Block, Inc.	35,600	805,272

		1,980,501

Diversified Financial Services — 2.1%
Bank of America Corp.	1,061,121	15,980,482
Citigroup, Inc.	2,040,458	6,753,916
CME Group, Inc. (Class A Stock)	7,240	2,432,278
IntercontinentalExchange, Inc.(a)(b)	8,800	988,240
JPMorgan Chase & Co.	423,745	17,657,454
Leucadia National Corp.(a)	19,700	468,663
Moody’s Corp.(b)	23,600	632,480
Nasdaq OMX Group, Inc. (The)(a)	16,600	329,012
NYSE Euronext	30,500	771,650

		46,014,175

Diversified Telecommunication Services — 1.4%
AT&T, Inc.	632,368	17,725,275
CenturyTel, Inc.(b)	32,007	1,158,974
Frontier Communications Corp.	32,100	250,701
Qwest Communications International, Inc.	174,057	732,780
Verizon Communications, Inc.	305,476	10,120,420
Windstream Corp.	46,057	506,166

		30,494,316

Electric Utilities — 1.0%
Allegheny Energy, Inc.	16,800	394,464
American Electric Power Co., Inc.	51,860	1,804,209
Duke Energy Corp.	140,424	2,416,697
Edison International	36,400	1,265,992
Entergy Corp.	20,900	1,710,456
Exelon Corp.	70,574	3,448,951
FirstEnergy Corp.	32,601	1,514,317
FPL Group, Inc.	44,500	2,350,490
Northeast Utilities	18,200	469,378
Pepco Holdings, Inc.	23,800	401,030
Pinnacle West Capital Corp.	9,600	351,168
PPL Corp.	38,600	1,247,166
Progress Energy, Inc.	29,683	1,217,300
Southern Co.	84,500	2,815,540

		21,407,158

Electrical Equipment — 0.2%
Emerson Electric Co.	81,700	3,480,420
First Solar, Inc.(a)(b)	4,700	636,380
Rockwell Automation, Inc.	15,300	718,794
Roper Industries, Inc.	6,700	350,879

		5,186,473

Electronic Equipment & Instruments — 0.3%
Agilent Technologies, Inc.(a)(b)	35,614	1,106,527
Amphenol Corp. (Class A Stock)	18,700	863,566
Corning, Inc.	169,000	3,263,390
FLIR Systems, Inc.(a)	14,900	487,528
Jabil Circuit, Inc.	23,600	409,932
Molex, Inc.	15,000	323,250

		6,454,193

SEE NOTES TO FINANCIAL STATEMENTS.

A2

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Energy Equipment & Services — 0.9%
Baker Hughes, Inc.(b)	33,650	$1,362,152
BJ Services Co.	28,600	531,960
Cameron International Corp.(a)	24,600	1,028,280
Diamond Offshore Drilling, Inc.	7,800	767,676
FMC Technologies, Inc.(a)	13,500	780,840
Halliburton Co.	95,200	2,864,568
Nabors Industries Ltd. (Bermuda)(a)	27,700	606,353
National Oilwell Varco, Inc.	45,500	2,006,095
Rowan Cos., Inc.(a)	13,200	298,848
Schlumberger Ltd.	128,300	8,351,047
Smith International, Inc.	23,600	641,212

		19,239,031

Food & Staples Retailing — 1.3%
Costco Wholesale Corp.	46,600	2,757,322
CVS Caremark Corp.	146,748	4,726,753
Kroger Co. (The)	65,746	1,349,766
Safeway, Inc.	45,400	966,566
SUPERVALU, Inc.	22,310	283,560
SYSCO Corp.	64,200	1,793,748
Walgreen Co.	105,500	3,873,960
Wal-Mart Stores, Inc.	229,700	12,277,465
Whole Foods Market, Inc.(a)(b)	16,200	444,690

		28,473,830

Food Products — 0.8%
Archer-Daniels-Midland Co.	69,426	2,173,728
Campbell Soup Co.	20,400	689,520
ConAgra Foods, Inc.	45,100	1,039,555
Dean Foods Co.(a)(b)	20,800	375,232
General Mills, Inc.	34,700	2,457,107
H.J. Heinz Co.	34,300	1,466,668
Hershey Co. (The)(b)	17,600	629,904
Hormel Foods Corp.	8,600	330,670
J.M. Smucker Co. (The)	12,500	771,875
Kellogg Co.	27,100	1,441,720
Kraft Foods, Inc. (Class A Stock)	156,353	4,249,675
McCormick & Co., Inc.	12,800	462,464
Sara Lee Corp.	75,800	923,244
Tyson Foods, Inc. (Class A Stock)	33,400	409,818

		17,421,180

Gas Utilities — 0.1%
EQT Corp.	13,700	601,704
Nicor, Inc.	4,700	197,870
Questar Corp.	16,800	698,376

		1,497,950

Healthcare Equipment & Supplies — 1.0%
Baxter International, Inc.	64,000	3,755,520
Becton Dickinson And Co.	24,600	1,939,956
Boston Scientific Corp.(a)	160,467	1,444,203
C.R. Bard, Inc.	10,800	841,320
Carefusion Corp.(a)	19,475	487,070
DENTSPLY International, Inc.	16,200	569,754
Hospira, Inc.(a)	17,460	890,460
Intuitive Surgical, Inc.(a)	4,100	1,243,612
Medtronic, Inc.	117,600	5,172,048
St. Jude Medical, Inc.(a)	36,000	1,324,080

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Equipment & Supplies (continued)
Stryker Corp.	29,200	$1,470,804
Varian Medical Systems, Inc.(a)(b)	13,100	613,735
Zimmer Holdings, Inc.(a)	23,000	1,359,530

		21,112,092

Healthcare Providers & Services — 1.1%
Aetna, Inc.	45,400	1,439,180
AmerisourceBergen Corp. (Class A Stock)	33,700	878,559
Cardinal Health, Inc.	37,750	1,217,060
CIGNA Corp.	28,400	1,001,668
Coventry Health Care, Inc.(a)	17,050	414,145
DaVita, Inc.(a)	10,600	622,644
Express Scripts, Inc.(a)	28,900	2,498,405
Humana, Inc.(a)	16,700	732,963
Laboratory Corp. of America Holdings(a)(b)	11,400	853,176
McKesson Corp.	28,230	1,764,375
Medco Health Solutions, Inc.(a)	50,698	3,240,109
Patterson Cos., Inc.(a)(b)	9,000	251,820
Quest Diagnostics, Inc.	17,300	1,044,574
Tenet Healthcare Corp.(a)	44,600	240,394
UnitedHealth Group, Inc.	123,700	3,770,376
WellPoint, Inc.(a)	51,500	3,001,935

		22,971,383

Healthcare Technology
IMS Health, Inc.	21,800	459,108

Hotels, Restaurants & Leisure — 0.7%
Carnival Corp.(a)	46,300	1,467,247
Darden Restaurants, Inc.	13,950	489,227
International Game Technology	28,200	529,314
Marriott International, Inc. (Class A Stock)	25,228	687,463
McDonald’s Corp.	116,000	7,243,040
Starbucks Corp.(a)(b)	79,300	1,828,658
Starwood Hotels & Resorts Worldwide, Inc.(b)	18,200	665,574
Wyndham Worldwide Corp.	21,520	434,058
Wynn Resorts Ltd.	6,700	390,141
Yum! Brands, Inc.	50,200	1,755,494

		15,490,216

Household Durables — 0.2%
Black & Decker Corp.	6,900	447,327
D.R. Horton, Inc.	31,100	338,057
Fortune Brands, Inc.	16,600	717,120
Harman International Industries, Inc.	6,400	225,792
Leggett & Platt, Inc.	18,400	375,360
Lennar Corp. (Class A Stock)	17,200	219,644
Newell Rubbermaid, Inc.	32,914	494,039
Pulte Homes, Inc.(b)	35,522	355,220
Whirlpool Corp.(b)	7,926	639,311

		3,811,870

Household Products — 1.3%
Clorox Co.(b)	15,200	927,200
Colgate-Palmolive Co.	53,000	4,353,950
Kimberly-Clark Corp.	43,500	2,771,385

SEE NOTES TO FINANCIAL STATEMENTS.

A3

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Household Products (continued)
Procter & Gamble Co. (The)	312,225	$18,930,202

		26,982,737

Independent Power Producers & Energy Traders — 0.1%
AES Corp. (The)(a)	74,500	991,595
Constellation Energy Group, Inc.	21,200	745,604

		1,737,199

Industrial Conglomerates — 1.1%
3M Co.	75,600	6,249,852
General Electric Co.	1,131,000	17,112,030
Textron, Inc.	26,300	494,703

		23,856,585

Insurance — 1.1%
Aflac, Inc.	50,800	2,349,500
Allstate Corp. (The)	58,300	1,751,332
American International Group, Inc.(a)(b)	15,339	459,863
AON Corp.	30,100	1,154,034
Assurant, Inc.	15,600	459,888
Chubb Corp.	38,300	1,883,594
Cincinnati Financial Corp.	19,737	517,899
Genworth Financial, Inc. (Class A Stock)(a)	51,200	581,120
Hartford Financial Services Group, Inc.	41,000	953,660
Lincoln National Corp.	32,018	796,608
Loews Corp.	39,275	1,427,646
Marsh & McLennan Cos., Inc.	56,800	1,254,144
MetLife, Inc.	89,000	3,146,150
Principal Financial Group, Inc.	35,800	860,632
Progressive Corp. (The)(a)	74,100	1,333,059
Torchmark Corp.	10,000	439,500
Travelers Cos., Inc. (The)	61,135	3,048,191
Unum Group	39,010	761,475
XL Capital Ltd. (Class A Stock)	42,200	773,526

		23,951,821

Internet & Catalog Retail — 0.3%
Amazon.com, Inc.(a)	35,600	4,788,912
Expedia, Inc.(a)	23,300	599,043
priceline.com, Inc.(a)	4,200	917,700

		6,305,655

Internet Software & Services — 1.0%
Akamai Technologies, Inc.(a)(b)	18,300	463,539
eBay, Inc.(a)	119,300	2,808,322
Google, Inc. (Class A Stock)(a)	25,750	15,964,485
Verisign, Inc.(a)(b)	19,800	479,952
Yahoo!, Inc.(a)	128,000	2,147,840

		21,864,138

IT Services — 0.8%
Affiliated Computer Services, Inc. (Class A Stock)(a)	9,800	584,962
Automatic Data Processing, Inc.	53,400	2,286,588
Cognizant Technology Solutions Corp. (Class A Stock)(a)	30,200	1,368,060
Computer Sciences Corp.(a)	16,400	943,492

COMMON STOCKS (continued)	Shares	Value (Note 2)

IT Services (continued)
Fidelity National Information Services, Inc.	34,000	$796,960
Fiserv, Inc.(a)	17,000	824,160
Mastercard, Inc. (Class A Stock)	10,100	2,585,398
Paychex, Inc.	33,100	1,014,184
SAIC, Inc.(a)	22,700	429,938
Total System Services, Inc.	19,096	329,788
Visa, Inc. (Class A Stock)	46,600	4,075,636
Western Union Co. (The)	76,010	1,432,788

		16,671,954

Leisure Equipment & Products — 0.1%
Eastman Kodak Co.(a)(b)	20,000	84,400
Hasbro, Inc.	12,200	391,132
Mattel, Inc.	38,251	764,255

		1,239,787

Life Sciences Tools & Services — 0.2%
Life Technologies Corp.(a)(b)	18,201	950,638
Millipore Corp.(a)	6,100	441,335
PerkinElmer, Inc.	12,600	259,434
Thermo Fisher Scientific, Inc.(a)	45,900	2,188,971
Waters Corp.(a)(b)	11,100	687,756

		4,528,134

Machinery — 0.8%
Caterpillar, Inc.(b)	65,900	3,755,641
Cummins, Inc.	22,400	1,027,264
Danaher Corp.	27,700	2,083,040
Deere & Co.	45,300	2,450,277
Dover Corp.	19,800	823,878
Eaton Corp.	18,400	1,170,608
Flowserve Corp.	6,500	614,445
Illinois Tool Works, Inc.	40,600	1,948,394
PACCAR, Inc.	36,943	1,339,923
Pall Corp.	12,000	434,400
Parker Hannifin Corp.	17,265	930,238
Snap-On, Inc.	7,000	295,820
Stanley Works (The)(b)	8,100	417,231

		17,291,159

Media — 1.4%
CBS Corp. (Class B Stock)	73,734	1,035,963
Comcast Corp. (Class A Stock)	308,690	5,204,513
DIRECTV (Class A Stock)(a)	98,300	3,278,305
Gannett Co., Inc.	22,500	334,125
Interpublic Group of Cos., Inc.(a)	49,500	365,310
McGraw-Hill Cos., Inc. (The)	34,600	1,159,446
Meredith Corp.	4,000	123,400
New York Times Co. (The) (Class A Stock)(a)	10,000	123,600
News Corp. (Class A Stock)(b)	241,100	3,300,659
Omnicom Group, Inc.	32,200	1,260,630
Scripps Networks Interactive, Inc. (Class A Stock)	9,600	398,400
Time Warner Cable, Inc.	37,314	1,544,427
Time Warner, Inc.	126,766	3,693,961
Viacom, Inc. (Class B Stock)(a)	65,934	1,960,218
Walt Disney Co. (The)	198,400	6,398,400

SEE NOTES TO FINANCIAL STATEMENTS.

A4

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media (continued)
Washington Post Co. (The) (Class B Stock)	600	$263,760

		30,445,117

Metals & Mining — 0.5%
AK Steel Holding Corp.	11,900	254,065
Alcoa, Inc.	102,240	1,648,109
Allegheny Technologies, Inc.	10,200	456,654
Cliffs Natural Resources, Inc.	10,000	460,900
Freeport-McMoRan Copper & Gold, Inc.(a)	44,794	3,596,510
Newmont Mining Corp.	52,800	2,497,968
Nucor Corp.	34,000	1,586,100
Titanium Metals Corp.(a)	4,000	50,080
United States Steel Corp.	15,600	859,872

		11,410,258

Multiline Retail — 0.4%
Big Lots, Inc.(a)(b)	9,200	266,616
Family Dollar Stores, Inc.	14,300	397,969
J.C. Penney Co., Inc.	23,800	633,318
Kohl’s Corp.(a)	31,900	1,720,367
Macy’s, Inc.	44,874	752,088
Nordstrom, Inc.(b)	15,800	593,764
Sears Holdings Corp.(a)(b)	5,042	420,755
Target Corp.	80,000	3,869,600

		8,654,477

Multi-Utilities — 0.7%
Ameren Corp.	24,500	684,775
CenterPoint Energy, Inc.	41,800	606,518
CMS Energy Corp.(b)	28,800	451,008
Consolidated Edison, Inc.	29,100	1,322,013
Dominion Resources, Inc.	62,932	2,449,313
DTE Energy Co.	16,600	723,594
Integrys Energy Group, Inc.	8,120	340,959
NiSource, Inc.	28,000	430,640
PG&E Corp.	38,600	1,723,490
Public Service Enterprise Group, Inc.	53,400	1,775,550
SCANA Corp.	11,300	425,784
Sempra Energy	25,619	1,434,152
TECO Energy, Inc.	20,500	332,510
Wisconsin Energy Corp.	12,300	612,909
Xcel Energy, Inc.	49,310	1,046,358

		14,359,573

Office Electronics
Xerox Corp.	97,300	823,158

Oil, Gas & Consumable Fuels — 4.8%
Anadarko Petroleum Corp.	52,654	3,286,663
Apache Corp.	36,014	3,715,564
Cabot Oil & Gas Corp.	11,500	501,285
Chesapeake Energy Corp.	68,300	1,767,604
Chevron Corp.	214,922	16,546,845
ConocoPhillips	159,177	8,129,169
Consol Energy, Inc.	18,600	926,280
Denbury Resources, Inc.(a)(b)	25,500	377,400
Devon Energy Corp.	48,300	3,550,050
El Paso Corp.	75,136	738,587

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
EOG Resources, Inc.	27,200	$2,646,560
Exxon Mobil Corp.	506,940	34,568,238
Hess Corp.	30,900	1,869,450
Marathon Oil Corp.	76,982	2,403,378
Massey Energy Co.	8,800	369,688
Murphy Oil Corp.	19,900	1,078,580
Noble Energy, Inc.	18,600	1,324,692
Occidental Petroleum Corp.	86,200	7,012,370
Peabody Energy Corp.	27,900	1,261,359
Pioneer Natural Resources Co.	11,000	529,870
Range Resources Corp.	16,900	842,465
Southwestern Energy Co.(a)	37,000	1,783,400
Spectra Energy Corp.	70,962	1,455,431
Sunoco, Inc.	10,300	268,830
Tesoro Corp.(b)	15,000	203,250
Valero Energy Corp.	61,400	1,028,450
Williams Cos., Inc. (The)	63,600	1,340,688
XTO Energy, Inc.	62,241	2,896,074

		102,422,220

Paper & Forest Products — 0.1%
International Paper Co.	46,973	1,257,937
MeadWestvaco Corp.	16,514	472,796
Weyerhaeuser Co.	23,000	992,220

		2,722,953

Personal Products — 0.1%
Avon Products, Inc.	45,700	1,439,550
Estee Lauder Cos., Inc. (The) (Class A Stock)	12,500	604,500
Mead Johnson Nutrition Co. (Class A Stock)	17,867	780,788

		2,824,838

Pharmaceuticals — 3.2%
Abbott Laboratories	166,100	8,967,739
Allergan, Inc.	33,500	2,110,835
Bristol-Myers Squibb Co.(b)	186,270	4,703,317
Eli Lilly & Co.	107,100	3,824,541
Forest Laboratories, Inc.(a)	31,100	998,621
Johnson & Johnson	295,348	19,023,365
King Pharmaceuticals, Inc.(a)	23,866	292,836
Merck & Co., Inc.	327,333	11,960,748
Mylan, Inc.(a)(b)	30,900	569,487
Pfizer, Inc.	864,670	15,728,347
Watson Pharmaceuticals, Inc.(a)(b)	12,400	491,164

		68,671,000

Professional Services — 0.1%
Dun & Bradstreet Corp.	5,800	489,346
Equifax, Inc.	12,700	392,303
Monster Worldwide, Inc.(a)	16,200	281,880
Robert Half International, Inc.(b)	15,700	419,661

		1,583,190

Real Estate Investment Trusts — 0.6%
Apartment Investment & Management Co. (Class A Stock)	15,633	248,877
AvalonBay Communities, Inc.(b)	9,675	794,414
Boston Properties, Inc.	15,100	1,012,757

SEE NOTES TO FINANCIAL STATEMENTS.

A5

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (continued)
Equity Residential(b)	31,000	$1,047,180
HCP, Inc.	31,500	962,010
Health Care REIT, Inc.	13,300	589,456
Host Hotels & Resorts, Inc.(b)	66,782	779,346
Kimco Realty Corp.(b)	39,000	527,670
Plum Creek Timber Co., Inc.(b)	19,400	732,544
ProLogis(b)	48,600	665,334
Public Storage	14,400	1,172,880
Simon Property Group, Inc.(b)	30,643	2,445,311
Ventas, Inc.	17,200	752,328
Vornado Realty Trust(b)	18,025	1,260,669

		12,990,776

Real Estate Management & Development
CB Richard Ellis Group, Inc. (Class A Stock)(a)(b)	28,100	381,317

Road & Rail — 0.5%
Burlington Northern Santa Fe Corp.	28,200	2,781,084
CSX Corp.	42,600	2,065,674
Norfolk Southern Corp.	38,500	2,018,170
Ryder System, Inc.	4,900	201,733
Union Pacific Corp.	53,200	3,399,480

		10,466,141

Semiconductors & Semiconductor Equipment — 1.3%
Advanced Micro Devices, Inc.(a)	68,800	665,984
Altera Corp.(b)	30,800	697,004
Analog Devices, Inc.	29,700	937,926
Applied Materials, Inc.	145,000	2,021,300
Broadcom Corp. (Class A Stock)(a)	46,450	1,460,853
Intel Corp.	596,100	12,160,440
KLA-Tencor Corp.	19,100	690,656
Linear Technology Corp.	23,300	711,582
LSI Corp.(a)	72,800	437,528
MEMC Electronic Materials, Inc.(a)(b)	25,400	345,948
Microchip Technology, Inc.	19,700	572,482
Micron Technology, Inc.(a)(b)	89,600	946,176
National Semiconductor Corp.	21,700	333,312
Novellus Systems, Inc.(a)	10,400	242,736
NVIDIA Corp.(a)(b)	58,450	1,091,846
Teradyne, Inc.(a)(b)	23,500	252,155
Texas Instruments, Inc.	138,000	3,596,280
Xilinx, Inc.(b)	27,900	699,174

		27,863,382

Software — 2.2%
Adobe Systems, Inc.(a)	56,300	2,070,714
Autodesk, Inc.(a)(b)	23,700	602,217
BMC Software, Inc.(a)	19,900	797,990
CA, Inc.	43,364	973,956
Citrix Systems, Inc.(a)(b)	20,500	853,005
Compuware Corp.(a)	21,200	153,276
Electronic Arts, Inc.(a)(b)	33,000	585,750
Intuit, Inc.(a)	35,500	1,090,205
McAfee, Inc.(a)(b)	16,400	665,348
Microsoft Corp.	825,300	25,163,397
Novell, Inc.(a)	35,200	146,080
Oracle Corp.	417,300	10,240,542
Red Hat, Inc.(a)	18,800	580,920

COMMON STOCKS (continued)	Shares	Value (Note 2)

Software (continued)
Salesforce.com, Inc.(a)	10,800	$796,716
Symantec Corp.(a)	88,978	1,591,816

		46,311,932

Specialty Retail — 1.0%
Abercrombie & Fitch Co. (Class A Stock)	8,700	303,195
AutoNation, Inc.(a)(b)	11,474	219,727
AutoZone, Inc.(a)(b)	3,300	521,631
Bed Bath & Beyond, Inc.(a)(b)	28,800	1,112,544
Best Buy Co., Inc.	35,925	1,417,600
GameStop Corp. (Class A Stock)(a)(b)	19,400	425,636
Gap, Inc. (The)	53,800	1,127,110
Home Depot, Inc. (The)	180,650	5,226,205
Limited Brands, Inc.	31,106	598,479
Lowe’s Cos., Inc.	157,400	3,681,586
Office Depot, Inc.(a)	27,800	179,310
O’Reilly Automotive, Inc.(a)	11,200	426,944
RadioShack Corp.	11,900	232,050
Ross Stores, Inc.	8,300	354,493
Sherwin-Williams Co. (The)(b)	10,300	634,995
Staples, Inc.	77,849	1,914,307
Tiffany & Co.	14,400	619,200
TJX Cos., Inc.	45,000	1,644,750

		20,639,762

Textiles, Apparel & Luxury Goods — 0.2%
Coach, Inc.	35,500	1,296,815
NIKE, Inc. (Class B Stock)	41,700	2,755,119
Polo Ralph Lauren Corp. (Class A Stock)	6,500	526,370
VF Corp.	9,200	673,808

		5,252,112

Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.(b)	58,500	803,205
People’s United Financial, Inc.	42,300	706,410

		1,509,615

Tobacco — 0.8%
Altria Group, Inc.	219,500	4,308,785
Lorillard, Inc.	17,047	1,367,681
Philip Morris International, Inc.	205,300	9,893,407
Reynolds American, Inc.	17,800	942,866

		16,512,739

Trading Companies & Distributors — 0.1%
Fastenal Co.(b)	14,700	612,108
W.W. Grainger, Inc.	6,900	668,127

		1,280,235

Wireless Telecommunication Services — 0.1%
American Tower Corp. (Class A Stock)(a)	43,100	1,862,351
MetroPCS Communications, Inc.(a)	26,000	198,380
Sprint Nextel Corp.(a)	312,277	1,142,934

		3,203,665

TOTAL COMMON STOCKS (cost $824,429,851)		1,058,711,645

SEE NOTES TO FINANCIAL STATEMENTS.

A6

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

ASSET-BACKED SECURITIES — 0.7%	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

ARES CLO Funds (Cayman Islands), Ser. 2003-7AW, Class A1A, 144A(d)	A2	0.625%	05/08/15	$2,460	$2,318,943
Ballyrock CDO Ltd. (Cayman Islands), Ser. 2003-2A, Class A, 144A(d)	Aa2	0.799%	11/20/15	2,771	2,577,114
Bank of America Credit Card Trust, Ser. 2006-C5, Class C5(d)	Baa1	0.633%	01/15/16	4,159	3,584,655
Chatham Light CLO Ltd. (Cayman Islands), Ser. 2005-2A, Class A1, 144A(d)	Aa1	0.531%	08/03/19	495	450,560
Citibank Credit Card Issuance Trust, Ser. 2006-C1, Class C1(d)	Baa2	0.633%	02/20/15	1,500	1,371,253
Granite Ventures Ltd. (Cayman Islands), Ser. 2005-2A, Class A1, 144A(d)	Aaa	0.544%	12/15/17	3,200	2,992,000
Mountain Capital CLO Ltd. (Cayman Islands), Ser. 2004-3A, Class A1LA, 144A(d)	Aaa	0.688%	02/15/16	2,336	2,219,029
SVO VOI Mortgage Corp., Ser. 2005-AA, Class A, 144A	Aaa	5.250%	02/20/21	477	440,041

TOTAL ASSET-BACKED SECURITIES (cost $16,652,160)					15,953,595

BANK LOANS — 0.7%
Automotive
Oshkosh Truck Corp.(d)(e)	B2	6.269%	12/06/13	211	210,446

Cable
Insight Midwest Holding LLC(d)(e)	B1	1.790%	10/06/13	1,005	943,627

Consumer
Pilot Travel Centers LLC(d)(e)	Ba2	TBA	12/31/15	300	301,197

Electric — 0.1%
NRG Energy(d)(e)	Baa3	0.151%	02/01/13	177	168,299
NRG Energy(d)(e)	Baa3	1.996%	02/01/13	301	285,544
Texas Competitive Electric Holdings Co. LLC(d)(e)	B1	3.735%	10/10/14	978	794,219

					1,248,062

Healthcare & Pharmaceutical — 0.3%
DaVita, Inc.(d)(e)	Ba1	1.748%	10/05/12	1,200	1,161,667
HCA, Inc.(d)(e)	Ba3	2.501%	11/18/13	1,481	1,412,592
Health Management Associates, Inc. Term B(d)(e)	B1	2.001%	02/28/14	1,104	1,026,794
Warner Chilcott Corp.(d)(e)	B1	5.500%	10/30/14	979	979,572
Warner Chilcott Corp.(d)(e)	B1	5.750%	04/30/15	1,077	1,077,530
Warner Chilcott Corp.(d)(e)	B1	5.750%	04/30/15	489	489,786

					6,147,941

Media & Entertainment — 0.1%
Discovery Communications, Inc.(d)(e)	Baa3	5.250%	05/14/14	953	960,541

Paper
Domtar, Inc.(d)(e)	Baa3	1.608%	03/05/14	523	507,854

Pipelines & Other
Enterprise GP Holdings LP(d)(e)	Ba2	2.514%	11/08/14	980	934,675

Technology — 0.2%
Fidelity National Information Services, Inc.(d)(e)	Ba1	4.481%	01/18/12	119	118,711
First Data Corp.(d)(e)	B1	2.983%	09/24/14	1,075	952,492
First Data Corp.(d)(e)	B1	2.999%	09/24/14	1,466	1,296,715
Flextronics International Ltd. (Singapore)(d)(e)	Ba1	2.514%	10/01/14	759	701,727
Flextronics International Ltd. (Singapore)(d)(e)	Ba1	2.534%	10/01/14	218	201,646
Sensata Technologies (Netherlands)(d)(e)	B2	2.031%	04/27/13	335	297,216

					3,568,507

TOTAL BANK LOANS (cost $15,512,638)					14,822,850

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.5%
Banc of America Alternative Loan Trust, Ser. 2005-12, Class 3CB1	B3	6.000%	01/25/36	3,139	2,382,756
Banc of America Mortgage Securities, Inc., Ser. 2005-A, Class 2A1(d)	Ba1	4.439%	02/25/35	848	651,136

SEE NOTES TO FINANCIAL STATEMENTS.

A7

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Banc of America Mortgage Securities, Inc., Ser. 2005-B, Class 2A1(d)	Ba2	4.375%	03/25/35	$834	$660,569
Chase Mortgage Finance Corp., Ser. 2007-A1, Class 1A5(d)	Ba2	3.899%	02/25/37	2,347	2,168,044
Countrywide Alternative Loan Trust, Ser. 2004-18CB, Class 3A1	A1	5.250%	09/25/19	1,289	1,247,205
JPMorgan Mortgage Trust, Ser. 2007-A1, Class 4A1(d)	B1	4.067%	07/25/35	1,483	1,333,000
Master Alternative Loans Trust, Ser. 2004-4, Class 4A1	Aaa	5.000%	04/25/19	351	331,413
Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A3(d)	A1	3.586%	02/25/34	822	680,196
Washington Mutual Alternative Mortgage Pass-Thru Certificates, Ser. 2005-1, Class 3A	AAA(f)	5.000%	03/25/20	841	644,645

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $11,907,535)					10,098,964

COMMERCIAL MORTGAGE-BACKED SECURITIES — 4.8%
Banc of America Commercial Mortgage, Inc., Ser. 2004-2, Class A4	Aaa	4.153%	11/10/38	3,680	3,666,890
Banc of America Commercial Mortgage, Inc., Ser. 2005-1, Class ASB(d)	AAA(f)	4.965%	11/10/42	834	856,127
Banc of America Commercial Mortgage, Inc., Ser. 2006-4, Class A3A	Aaa	5.600%	07/10/46	2,000	2,031,327
Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A2(d)	Aaa	5.658%	06/10/49	5,730	5,829,967
Bear Stearns Commercial Mortgage Securities, Ser. 2005-T18, Class AAB(d)	Aaa	4.823%	02/13/42	2,250	2,271,335
Bear Stearns Commercial Mortgage Securities, Ser. 2005-T20, Class AAB(d)	Aaa	5.133%	10/12/42	3,000	3,076,364
Bear Stearns Commercial Mortgage Securities, Ser. 2006-PW11, Class A4(d)	AAA(f)	5.456%	03/11/39	1,200	1,172,916
Commercial Mortgage Acceptance Corp., Ser. 1998-C2, Class F, 144A(d)	A-(f)	5.440%	09/15/30	890	847,827
Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A2(d)	Aaa	6.019%	12/10/49	2,100	2,154,120
Commercial Mortgage Pass-Thru Certificates, Ser. 2006-C7, Class A4(d)	AAA(f)	5.768%	06/10/46	4,000	3,922,356
Commercial Mortgage Pass-Thru Certificate, Ser. 2004-LB2A, Class X2, I/O, 144A(d)	AAA(f)	0.862%	03/10/39	10,893	97,658
Commercial Mortgage Pass-Thru Certificate, Ser. 2006-C8, Class A2B	Aaa	5.248%	12/10/46	3,740	3,755,383
Credit Suisse Mortgage Capital Certificates, Ser. 2006-C1, Class A4(d)	AAA(f)	5.548%	02/15/39	4,330	4,265,238
CS First Boston Mortgage Securities Corp., Ser. 2004-C4, Class A4	Aaa	4.283%	10/15/39	1,500	1,501,399
CS First Boston Mortgage Securities Corp., Ser. 2005-C5, Class A4(d)	AAA(f)	5.100%	08/15/38	3,000	2,890,196
CW Capital Cobalt Ltd., Ser. 2007-C3, Class A3(d)	AAA(f)	5.820%	05/15/46	2,100	2,033,124
DLJ Commercial Mortgage Corp., Ser. 2000-CF1, Class A1B	AAA(f)	7.620%	06/10/33	674	675,487
GE Commercial Mortgage Corp., Ser. 2004-C2, Class X2, I/O, 144A(d)	Aaa	0.598%	03/10/40	20,836	148,871
GMAC Commercial Mortgage Securities, Inc., Ser. 2005-C1, Class A5	AAA(f)	4.697%	05/10/43	2,610	2,546,133
Greenwich Capital Commercial Funding Corp., Ser. 2005-GG5, Class A5(d)	Aaa	5.224%	04/10/37	1,400	1,326,094
Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A2	Aaa	5.381%	03/10/39	4,000	4,052,193
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP1, Class ASB(d)	Aaa	4.853%	03/15/46	3,571	3,628,680
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP2, Class ASB	Aaa	4.659%	07/15/42	6,380	6,446,264
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP5, Class A4(d)	Aaa	5.179%	12/15/44	3,630	3,593,597
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB16, Class ASB	Aaa	5.523%	05/12/45	2,000	1,979,266
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP6, Class A4(d)	Aaa	5.475%	04/15/43	2,436	2,343,960

SEE NOTES TO FINANCIAL STATEMENTS.

A8

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP6, Class X2, I/O(d)	Aaa	0.066%	04/15/43	$131,659	$388,025
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A2(d)	Aaa	5.803%	06/15/49	2,000	2,053,856
LB-UBS Commercial Mortgage Trust, Ser. 2004-C6, Class A5(d)	AAA(f)	4.826%	08/15/29	5,000	4,771,222
LB-UBS Commercial Mortgage Trust, Ser. 2005-C3, Class A5	Aaa	4.739%	07/15/30	695	672,340
LB-UBS Commercial Mortgage Trust, Ser. 2006-C6, Class AAB	Aaa	5.341%	09/15/39	4,280	4,219,426
Merrill Lynch Mortgage Trust, Ser. 2004-KEY2, Class A3	Aaa	4.615%	08/12/39	1,900	1,867,012
Merrill Lynch Mortgage Trust, Ser. 2006-C1, Class A4(d)	AAA(f)	5.656%	05/12/39	3,400	3,322,772
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-2, Class A4(d)	Aaa	5.909%	06/12/46	2,210	2,169,588
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A3	Aaa	5.364%	08/12/48	440	405,514
Morgan Stanley Capital I, Ser. 2006-IQ11, Class A4(d)	AAA(f)	5.770%	10/15/42	2,600	2,572,110
Morgan Stanley Capital I, Ser. 2007-HQ11, Class AAB	Aaa	5.444%	02/12/44	4,400	4,249,671
Morgan Stanley Capital I, Ser. 2007-T27, Class AAB(d)	AAA(f)	5.650%	06/11/42	1,040	1,037,485
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C25, Class A3(d)	Aaa	5.705%	05/15/43	2,000	2,012,176
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C25, Class A4(d)	Aaa	5.740%	05/15/43	5,188	5,111,173

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $98,363,723)					101,965,142

CORPORATE BONDS — 13.5%
Aerospace & Defense — 0.2%
BAE Systems Holdings, Inc., Gtd. Notes, 144A	Baa2	4.750%	08/15/10	2,000	2,030,348
BAE Systems Holdings, Inc., Gtd. Notes, 144A	Baa2	6.375%	06/01/19	600	645,401
Boeing Capital Corp., Sr. Unsec’d. Notes	A2	6.100%	03/01/11	975	1,030,604
Goodrich Corp., Sr. Unsec’d. Notes	Baa2	6.800%	07/01/36	711	762,265

					4,468,618

Airlines — 0.2%
American Airlines Pass-Through Trust 2001-01, Pass-Thru Certs., Ser. 01-1	B2	6.817%	05/23/11	2,420	2,323,200
Continental Airlines, Inc., Pass-Thru Certs., Ser. 981A	Baa2	6.648%	09/15/17	245	236,752
Continental Airlines, Inc., Pass-Thru Certs., Ser. 01A1(e)	Baa2	6.703%	06/15/21	142	131,982
Continental Airlines, Inc., Pass-Thru Certs., Ser. A(b)	Baa2	7.250%	11/10/19	725	737,687
Delta Air Lines, Inc., Pass-thru Certs., Ser. 071A	Baa1	6.821%	08/10/22	438	417,981
Southwest Airlines Co., Sr. Unsec’d. Notes	Baa3	6.500%	03/01/12	965	1,026,828

					4,874,430

Automotive
Harley-Davidson Funding Corp., Gtd. Notes, 144A, MTN	Baa1	5.750%	12/15/14	495	502,558
Johnson Controls, Inc., Sr. Unsec’d. Notes	Baa2	5.500%	01/15/16	235	239,012

					741,570

Banking — 2.7%
American Express Co., Sr. Unsec’d. Notes	A3	8.125%	05/20/19	4,015	4,758,020
Banco Bradesco SA (Cayman Islands), Sub. Notes	A2	8.750%	10/24/13	1,690	1,977,300
Bank of America Corp., Jr. Sub. Notes(d)	Ba3	8.000%	12/29/49	2,100	2,021,754
Bank of America Corp., Sr. Unsec’d. Notes	A2	7.625%	06/01/19	1,400	1,619,586
Bank of America NA, Sub. Notes	A1	5.300%	03/15/17	850	833,076
Bank of America NA, Sub. Notes	A1	6.000%	10/15/36	1,300	1,256,222
Bank One Corp., Sub. Notes	A1	7.875%	08/01/10	2,500	2,606,475
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes	Aa3	5.300%	10/30/15	550	581,712
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes	Aa3	6.400%	10/02/17	270	294,322
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes	Aa3	7.250%	02/01/18	1,135	1,302,813
Capital One Bank Corp., Sub. Notes	A3	6.500%	06/13/13	10	10,750
Capital One Capital V, Gtd. Notes	Baa2	10.250%	08/15/39	555	645,188
Capital One Capital VI, Gtd. Notes	Baa2	8.875%	05/15/40	1,130	1,203,450

SEE NOTES TO FINANCIAL STATEMENTS.

A9

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Banking (continued)
Capital One Financial Corp., Sr. Unsec’d. Notes, MTN	Baa1	5.700%	09/15/11	$570	$598,711
Citigroup, Inc., Sub. Notes	Baa1	5.625%	08/27/12	1,900	1,954,281
Citigroup, Inc., Sub. Notes	Baa1	6.125%	08/25/36	725	621,756
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.875%	03/05/38	790	788,434
Citigroup, Inc., Sr. Unsec’d. Notes(b)	A3	8.125%	07/15/39	415	468,389
Citigroup, Inc., Unsec’d. Notes	A3	8.500%	05/22/19	600	692,852
Countrywide Financial Corp., Gtd. Notes, MTN	A2	5.800%	06/07/12	1,160	1,231,353
DEPFA ACS Bank (Ireland), Covered Notes, 144A	Aa2	5.125%	03/16/37	1,325	973,849
Discover Bank/Greenwood DE, Sub. Notes	Ba1	8.700%	11/18/19	900	964,219
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.450%	11/01/12	580	623,604
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	5.625%	01/15/17	765	781,340
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	6.450%	05/01/36	1,770	1,743,356
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	6.750%	10/01/37	113	116,151
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(b)	A1	7.500%	02/15/19	2,400	2,797,927
ICICI Bank Ltd. (India), Bonds, 144A(d)	Baa2	0.824%	01/12/10	1,880	1,876,302
ICICI Bank Ltd. (Singapore), Notes, 144A	Baa2	5.750%	11/16/10	1,670	1,705,280
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. 1(d)	Baa1	7.900%	04/29/49	2,000	2,062,920
JPMorgan Chase & Co., Sr. Unsec’d. Notes	Aa3	4.600%	01/17/11	175	181,052
JPMorgan Chase Capital XXVI(Capital Security, fixed to floating preferred)	A2	8.000%	05/15/48	28	752,080
JPMorgan Chase Capital XXVII, Gtd. Notes, Ser. AA(b)	A2	7.000%	11/01/39	1,500	1,512,770
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, Ser. C, MTN	A2	4.250%	02/08/10	1,470	1,475,085
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	A2	4.790%	08/04/10	375	382,750
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, Ser. C, MTN	A2	5.000%	01/15/15	190	193,235
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A2	5.770%	07/25/11	355	375,284
Merrill Lynch & Co., Inc., Notes, MTN	A2	6.875%	04/25/18	1,230	1,325,249
Morgan Stanley, Sr. Unsec’d. Notes	A2	5.300%	03/01/13	30	31,620
Morgan Stanley, Sr. Unsec’d. Notes, Ser. E	A2	5.450%	01/09/17	2,530	2,557,111
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.625%	09/23/19	2,110	2,125,424
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.950%	12/28/17	600	618,864
MUFG Capital Finance Corp. Ltd. (Cayman Islands), Gtd. Notes.(d)	A2	6.346%	07/25/49	800	728,117
PNC Funding Corp., Gtd. Notes.(b)	A3	6.700%	06/10/19	885	990,294
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes, MTN	A1	6.400%	10/21/19	1,775	1,769,302
Santander Central Hispano Issuances Ltd. (Cayman Islands), Gtd. Notes.	Aa3	7.625%	09/14/10	805	843,848
USB Capital XIII Trust, Gtd. Notes	A2	6.625%	12/15/39	755	767,337
Wells Fargo Bank NA, Sub. Notes	Aa3	6.450%	02/01/11	90	95,044
Wells Fargo Capital XIII, Gtd. Notes, Ser. G, MTN(d)	Ba1	7.700%	12/29/49	1,000	970,000

					56,805,858

Brokerage
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(h)	NR	5.250%	02/06/12	1,850	360,750
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(h)	NR	6.875%	05/02/18	700	145,250

					506,000

Building Materials & Construction — 0.1%
Hanson Ltd. (United Kingdom), Gtd. Notes(b)	B1	7.875%	09/27/10	1,270	1,316,012
Lafarge SA (France), Sr. Unsec’d. Notes	Baa3	6.150%	07/15/11	1,100	1,146,291

					2,462,303

Cable — 0.5%
Comcast Cable Communications Holdings, Inc., Gtd. Notes	Baa1	9.455%	11/15/22	115	147,907
Comcast Cable Holdings LLC, Sr. Unsec’d. Notes	Baa1	9.875%	06/15/22	1,440	1,754,313
Comcast Corp., Gtd. Notes	Baa1	6.400%	05/15/38	310	318,998
Comcast Corp., Gtd. Notes	Baa1	6.950%	08/15/37	290	316,069
COX Communications, Inc., Sr. Unsec’d. Notes	Baa3	6.750%	03/15/11	1,195	1,256,475
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Gtd. Notes, 144A	Ba2	4.750%	10/01/14	1,940	1,977,512

SEE NOTES TO FINANCIAL STATEMENTS.

A10

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Cable (continued)
DISH DBS Corp., Gtd. Notes	Ba3	6.375%	10/01/11	$1,000	$1,032,500
Time Warner Cable, Inc., Gtd. Notes	Baa2	5.400%	07/02/12	2,410	2,574,914
Time Warner Cable, Inc., Gtd. Notes(b)	Baa2	6.750%	06/15/39	1,340	1,403,389

					10,782,077

Capital Goods — 0.2%
Erac USA Finance Co., Gtd. Notes, 144A (original cost $459,646; purchased 10/10/07)(e)(i)	Baa2	5.800%	10/15/12	460	482,332
Erac USA Finance Co., Gtd. Notes, 144A (original cost $1,195,904; purchased 10/10/07)(e)(i)	Baa2	6.375%	10/15/17	1,198	1,210,060
Erac USA Finance Co., Gtd. Notes, 144A (original cost $386,623; purchased 10/10/07)(e)(i)	Baa2	7.000%	10/15/37	390	381,735
FedEx Corp., Gtd. Notes	Baa2	7.250%	02/15/11	480	508,389
General Electric Co., Sr. Unsec’d. Notes	Aa2	5.250%	12/06/17	320	326,997
Trane US, Inc., Gtd. Notes(b)	BBB+(f)	7.625%	02/15/10	1,000	1,006,004
United Technologies Corp., Sr. Unsec’d. Notes	A2	5.375%	12/15/17	515	548,809

					4,464,326

Chemicals — 0.3%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	6.125%	02/01/11	690	719,303
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	7.600%	05/15/14	1,600	1,820,627
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	8.550%	05/15/19	1,000	1,193,145
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	9.400%	05/15/39	40	52,886
ICI Wilmington, Inc., Gtd. Notes	Baa1	5.625%	12/01/13	780	814,118
PPG Industries, Inc., Sr. Unsec’d. Notes	Baa1	5.750%	03/15/13	1,500	1,601,533
Union Carbide Corp., Sr. Unsec’d. Notes	Ba2	7.500%	06/01/25	500	459,719

					6,661,331

Consumer — 0.3%
Avon Products, Inc., Sr. Unsec’d. Notes	A2	5.750%	03/01/18	1,400	1,502,431
Fortune Brands, Inc., Sr. Unsec’d. Notes(b)	Baa3	6.375%	06/15/14	2,190	2,345,391
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	Baa3	6.250%	04/15/18	1,600	1,580,965
Whirlpool Corp., Sr. Unsec’d. Notes	Baa3	6.125%	06/15/11	1,045	1,086,092

					6,514,879

Electric — 1.2%
Appalachian Power Co., Sr. Unsec’d. Notes, Ser. J	Baa2	4.400%	06/01/10	790	798,840
Arizona Public Service Co., Sr. Unsec’d. Notes	Baa2	6.250%	08/01/16	170	179,731
Arizona Public Service Co., Sr. Unsec’d. Notes	Baa2	6.375%	10/15/11	1,250	1,338,110
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	Baa2	6.350%	10/01/36	530	544,395
Carolina Power & Light Co., First Mtge. Bonds	A1	5.250%	12/15/15	660	721,722
CenterPoint Energy Houston Electric LLC, Genl. Ref. Mtge., Ser. J2	Baa1	5.700%	03/15/13	1,070	1,137,349
CenterPoint Energy Houston Electric LLC, Genl. Ref. Mtge., Ser. K2	Baa1	6.950%	03/15/33	300	331,749
Consolidated Edison Co. of NY, Inc., Sr. Unsec’d. Notes, Ser. 05-C	A3	5.375%	12/15/15	820	886,148
Consolidated Edison Co. of NY, Inc., Sr. Unsec’d. Notes, Ser. 08-B(b)	A3	6.750%	04/01/38	130	148,211
Consumers Energy Co., First Mtge. Bonds, Ser. D	A3	5.375%	04/15/13	435	467,075
Duke Energy Carolinas LLC, First Mtge. Bonds	A1	6.050%	04/15/38	530	564,305
Duke Energy Carolinas LLC, Sr. Unsec’d. Notes	A3	6.100%	06/01/37	920	965,270
E.ON International Finance BV (Netherlands), Gtd. Notes, 144A	A2	6.650%	04/30/38	930	1,057,495
El Paso Electric Co., Sr. Unsec’d. Notes	Baa2	6.000%	05/15/35	845	759,902
Empresa Nacional de Electricidad S.A. (Chile), Unsub. Notes	Baa3	8.625%	08/01/15	1,160	1,374,969
ENEL Finance International SA (Luxembourg), Gtd. Notes, 144A	A2	6.000%	10/07/39	1,260	1,266,669
Energy East Corp., Sr. Unsec’d. Notes	A3	6.750%	09/15/33	140	146,075
Exelon Corp., Sr. Unsec’d. Notes	Baa1	4.900%	06/15/15	195	201,162
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	A3	6.250%	10/01/39	1,375	1,400,893
FirstEnergy Solutions Corp., Gtd. Notes	Baa2	6.050%	08/15/21	620	625,460
Florida Power & Light Co., First Mtge. Bonds	Aa2	5.950%	10/01/33	380	397,770
Georgia Power Co., Sr. Unsec’d. Notes, Ser. B	A2	5.700%	06/01/17	470	509,987
Indiana Michigan Power Co., Sr. Unsec’d. Notes, Ser. INDF	Baa2	5.050%	11/15/14	575	596,427

SEE NOTES TO FINANCIAL STATEMENTS.

A11

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Electric (continued)
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A(b)	A2	6.250%	06/17/14	$1,555	$1,696,674
Midamerican Energy Holdings Co., Sr. Unsec’d. Notes	Baa1	5.750%	04/01/18	210	221,334
Midamerican Energy Holdings Co., Sr. Unsec’d. Notes	Baa1	5.950%	05/15/37	325	325,364
Nevada Power Co., Genl. Ref. Mtge., Ser. O	Baa3	6.500%	05/15/18	1,210	1,294,871
Niagara Mohawk Power Corp., Sr. Unsec’d. Notes, 144A	A3	4.881%	08/15/19	545	540,358
NiSource Finance Corp., Gtd. Notes	Baa3	5.450%	09/15/20	500	484,850
NSTAR	A2	4.500%	11/15/19	605	591,634
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	Baa1	6.375%	01/15/15	465	507,240
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	Baa1	7.000%	09/01/22	545	605,958
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	A3	6.050%	03/01/34	1,610	1,680,895
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	Baa3	7.950%	05/15/18	135	141,318
Public Service Electric & Gas Co., Sec’d. Notes, MTN	A2	5.800%	05/01/37	515	529,936
Southern California Edison Co., Ser. 04-F	A1	4.650%	04/01/15	610	644,973
Xcel Energy, Inc., Sr. Unsec’d. Notes	Baa1	5.613%	04/01/17	263	271,168
Xcel Energy, Inc., Sr. Unsec’d. Notes	Baa1	6.500%	07/01/36	445	468,777

					26,425,064

Energy – Integrated — 0.2%
Cenovus Energy, Inc. (Canada), Sr. Notes, 144A	Baa2	6.750%	11/15/39	975	1,062,803
Hess Corp., Sr. Unsec’d. Notes	Baa2	6.000%	01/15/40	390	386,196
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	7.250%	12/15/19	300	346,680
TNK-BP Finance SA (Luxembourg), Gtd. Notes, 144A	Baa2	7.500%	07/18/16	1,365	1,399,125

					3,194,804

Energy – Other — 0.3%
Devon Financing Corp. ULC (Canada), Gtd. Notes	Baa1	7.875%	09/30/31	280	350,815
Dolphin Energy Ltd. (United Arab Emirates), Sr. Sec’d. Notes, 144A	Aa3	5.888%	06/15/19	843	851,915
Halliburton Co., Sr. Unsec’d. Notes	A2	5.500%	10/15/10	200	208,137
Nexen, Inc. (Canada), Sr. Unsec’d. Notes	Baa3	6.400%	05/15/37	195	196,466
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Ba1	6.875%	05/01/18	1,450	1,434,659
Questar Market Resources, Inc., Sr. Unsec’d. Notes(b)	Baa3	6.800%	03/01/20	735	766,094
Valero Energy Corp., Gtd. Notes	Baa2	6.625%	06/15/37	250	234,583
Weatherford International Ltd. (Bermuda), Gtd. Notes	Baa1	6.500%	08/01/36	25	23,876
Woodside Finance Ltd. (Australia), Gtd. Notes, 144A	Baa1	5.000%	11/15/13	1,660	1,698,271
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	6.250%	08/01/17	565	639,770

					6,404,586

Foods — 0.7%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	5.375%	01/15/20	1,100	1,122,285
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	6.875%	11/15/19	1,100	1,228,022
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	8.000%	11/15/39	1,160	1,444,103
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	8.200%	01/15/39	230	290,835
Bunge Ltd. Finance Corp., Gtd. Notes(b)	Baa2	5.350%	04/15/14	1,000	1,022,270
Bunge Ltd. Finance Corp., Gtd. Notes	Baa2	8.500%	06/15/19	860	980,320
Cargill, Inc., Sr. Unsec’d. Notes, 144A (original cost $646,913; purchased 11/19/07)(e)(i)	A2	6.000%	11/27/17	650	692,792
ConAgra Foods, Inc., Sr. Unsec’d. Notes	Baa2	7.875%	09/15/10	62	64,904
Delhaize America, Inc., Gtd. Notes	Baa3	9.000%	04/15/31	660	844,999
Delhaize Group (Belgium), Gtd. Notes	Baa3	6.500%	06/15/17	460	499,575
General Mills, Inc., Sr. Unsec’d. Notes	Baa1	6.000%	02/15/12	975	1,052,684
H.J. Heinz Finance Co., Gtd. Notes, 144A	Baa2	7.125%	08/01/39	405	457,868
Kroger Co. (The), Gtd. Notes	Baa2	6.750%	04/15/12	215	234,824
Kroger Co. (The), Gtd. Notes	Baa2	6.800%	04/01/11	575	610,586
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	A3	6.300%	03/01/38	1,140	1,257,485
Ralcorp Holdings, Inc., Sr. Notes, 144A	Baa3	6.625%	08/15/39	800	780,194
Tyson Foods, Inc., Gtd. Notes	Ba3	7.850%	04/01/16	785	804,625
Yum! Brands, Inc., Sr. Unsec’d. Notes	Baa3	8.875%	04/15/11	235	254,287

					13,642,658

SEE NOTES TO FINANCIAL STATEMENTS.

A12

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Healthcare & Pharmaceutical — 0.7%
Abbott Laboratories, Sr. Unsec’d. Notes	A1	5.875%	05/15/16	$1,100	$1,213,288
AmerisourceBergen Corp., Gtd. Notes	Baa3	5.625%	09/15/12	915	974,249
AstraZeneca PLC (United Kingdom), Sr. Unsec’d. Notes	A1	6.450%	09/15/37	480	540,621
Boston Scientific Corp., Sr. Unsec’d. Notes	Ba1	4.500%	01/15/15	885	886,806
Boston Scientific Corp., Sr. Unsec’d. Notes	Ba1	6.000%	01/15/20	570	582,413
CareFusion Corp., Sr. Unsec’d. Notes, 144A	Baa3	6.375%	08/01/19	320	342,567
Genentech, Inc., Sr. Unsec’d. Notes	AA-(f)	4.750%	07/15/15	270	288,974
GlaxoSmithKline Capital, Inc., Gtd. Notes	A1	6.375%	05/15/38	840	930,616
HCA, Inc., Sec’d. Notes	B2	9.250%	11/15/16	1,925	2,066,969
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	Baa3	5.625%	12/15/15	560	585,503
Merck & Co., Inc., Gtd. Notes	Aa3	6.000%	09/15/17	842	935,247
Merck & Co., Inc., Gtd. Notes	Aa3	6.550%	09/15/37	330	374,783
Merck & Co., Inc., Sr. Unsec’d. Notes	Aa3	5.750%	11/15/36	280	286,957
Merck & Co., Inc., Sr. Unsec’d. Notes	Aa3	5.950%	12/01/28	205	216,034
Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes	Ba1	6.125%	08/15/19	440	453,989
Wyeth, Gtd. Notes	A1	5.500%	03/15/13	1,165	1,266,690
Wyeth, Gtd. Notes	A1	5.950%	04/01/37	1,645	1,715,370
Wyeth, Gtd. Notes	A1	6.450%	02/01/24	60	66,842

					13,727,918

Healthcare Insurance — 0.3%
Aetna, Inc., Sr. Unsec’d. Notes	A3	5.750%	06/15/11	430	450,944
Aetna, Inc., Sr. Unsec’d. Notes	A3	6.625%	06/15/36	480	492,191
CIGNA Corp., Sr. Unsec’d. Notes	Baa2	6.150%	11/15/36	640	571,727
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Ba1	6.125%	01/15/15	1,200	1,146,252
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	5.250%	03/15/11	1,470	1,523,226
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.000%	06/15/17	115	120,355
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.500%	06/15/37	400	394,439
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.625%	11/15/37	410	410,734
WellPoint, Inc., Sr. Unsec’d. Notes(b)	Baa1	5.000%	12/15/14	1,085	1,128,746
WellPoint, Inc., Sr. Unsec’d. Notes	Baa1	5.250%	01/15/16	335	338,156

					6,576,770

Insurance — 0.5%
American International Group, Inc., Sr. Unsec’d. Notes	A3	4.250%	05/15/13	655	605,028
AXA SA (France), Sub. Notes	A3	8.600%	12/15/30	230	267,274
Berkshire Hathaway Finance Corp., Gtd. Notes	Aa2	4.750%	05/15/12	425	453,078
Liberty Mutual Group, Inc., Bonds, 144A	Baa2	7.000%	03/15/34	910	779,726
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	6.300%	10/09/37	476	435,926
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	8.750%	07/01/19	505	577,015
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	Baa2	5.150%	09/15/10	335	343,427
MetLife, Inc., Sr. Unsec’d. Notes	A3	5.700%	06/15/35	1,185	1,170,281
MetLife, Inc., Sr. Unsec’d. Notes	A3	6.125%	12/01/11	435	467,637
MetLife, Inc., Sr. Unsec’d. Notes	A3	6.375%	06/15/34	85	90,834
MetLife, Inc., Sr. Unsec’d. Notes	A3	6.750%	06/01/16	270	302,357
New York Life Insurance Co., Sub. Notes, 144A	Aa2	6.750%	11/15/39	650	664,736
Pacific Life Insurance Co., Sub. Notes, 144A (original cost $869,582; purchased 06/16/09)(i)	A3	9.250%	06/15/39	870	1,004,620
Teachers Insurance & Annuity Association of America, Notes, 144A	Aa2	6.850%	12/16/39	1,430	1,478,246
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes	A2	6.750%	06/20/36	740	816,821
W.R. Berkley Corp., Sr. Unsec’d. Notes	Baa2	5.600%	05/15/15	705	697,311
W.R. Berkley Corp., Sr. Unsec’d. Notes	Baa2	6.150%	08/15/19	575	545,791
XL Capital Ltd. (Cayman Islands), Sr. Unsec’d. Notes	Baa2	5.250%	09/15/14	110	107,725

					10,807,833

Lodging — 0.2%
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes(b)	Ba1	6.250%	02/15/13	1,585	1,634,531
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes(b)	Ba1	6.750%	05/15/18	2,700	2,706,750

					4,341,281

SEE NOTES TO FINANCIAL STATEMENTS.

A13

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Media & Entertainment — 0.4%
Gannett Co., Inc., Sr. Unsec’d. Notes	Ba2	6.375%	04/01/12	$2,500	$2,500,000
News America, Inc., Gtd. Notes	Baa1	7.625%	11/30/28	1,265	1,351,983
News America, Inc., Gtd. Notes, 144A(b)	Baa1	6.900%	08/15/39	325	354,534
Time Warner, Inc., Gtd. Notes	Baa2	6.750%	04/15/11	725	768,138
Time Warner, Inc., Gtd. Notes	Baa2	7.250%	10/15/17	745	834,342
Time Warner, Inc., Sr. Unsec’d. Notes	Baa2	9.150%	02/01/23	625	754,271
Viacom, Inc., Sr. Unsec’d. Notes(b)	Baa2	6.750%	10/05/37	420	433,304
Viacom, Inc., Sr. Unsec’d. Notes	Baa2	6.875%	04/30/36	620	670,410

					7,666,982

Metals — 0.3%
ArcelorMittal USA Partnership (Canada), Gtd. Notes	Baa3	9.750%	04/01/14	1,720	1,806,000
Newmont Mining Corp., Gtd. Notes	Baa2	6.250%	10/01/39	865	866,034
Rio Tinto Alcan, Inc. (Canada), Sr. Unsec’d. Notes	BBB+(f)	4.500%	05/15/13	255	261,840
Rio Tinto Alcan, Inc. (Canada), Sr. Unsec’d. Notes	BBB+(f)	5.000%	06/01/15	755	775,124
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	Baa1	5.875%	07/15/13	500	539,518
Southern Copper Corp., Sr. Unsec’d. Notes	Baa3	7.500%	07/27/35	120	118,901
United States Steel Corp., Sr. Unsec’d. Notes	Ba3	5.650%	06/01/13	2,540	2,527,320

					6,894,737

Non Captive Finance — 0.5%
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN(c).	Aa2	5.550%	05/04/20	1,555	1,541,216
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	5.875%	01/14/38	970	898,107
General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. G, MTN(c)	Aa2	6.000%	08/07/19	3,010	3,124,443
HSBC Finance Corp., Sr. Unsec’d. Notes	A3	5.700%	06/01/11	585	611,158
International Lease Finance Corp., Sr. Unsec’d. Notes	B1	6.375%	03/25/13	1,750	1,438,815
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.450%	06/15/18	2,825	2,787,577

					10,401,316

Packaging
Sealed Air Corp., Sr. Unsec’d. Notes, 144A	Baa3	6.875%	07/15/33	450	423,363

Paper — 0.1%
International Paper Co., Sr. Unsec’d. Notes	Baa3	7.300%	11/15/39	1,080	1,145,730
International Paper Co., Sr. Unsec’d. Notes	Baa3	7.500%	08/15/21	460	515,417

					1,661,147

Pipelines & Other — 0.3%
DCP Midstream LLC, Sr. Unsec’d. Notes	Baa2	7.875%	08/16/10	1,830	1,902,512
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes(b)	Baa2	6.500%	09/01/39	650	655,077
ONEOK Partners LP, Gtd. Notes	Baa2	6.650%	10/01/36	405	413,069
Sempra Energy, Sr. Unsec’d. Notes	Baa1	6.000%	02/01/13	80	85,307
Spectra Energy Capital LLC, Gtd. Notes	Baa2	6.200%	04/15/18	3,310	3,515,266
Spectra Energy Capital LLC, Sr. Unsec’d. Notes	Baa2	6.250%	02/15/13	205	220,418

					6,791,649

Railroads — 0.1%
Burlington Northern Santa Fe Corp., Sr. Unsec’d. Notes	Baa1	6.700%	08/01/28	735	787,815
CSX Corp., Sr. Unsec’d. Notes(b)	Baa3	6.150%	05/01/37	690	699,094
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	5.590%	05/17/25	630	612,441
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	7.800%	05/15/27	24	28,850
Union Pacific Corp., Sr. Unsec’d. Notes	Baa2	6.650%	01/15/11	760	801,627

					2,929,827

Real Estate Investment Trusts — 0.3%
Brandywine Operating Partnership LP, Gtd. Notes	Baa3	5.750%	04/01/12	391	398,545
Mack-Cali Realty LP, Sr. Unsec’d. Notes	Baa2	7.750%	08/15/19	685	708,807
Post Apartment Homes LP, Sr. Unsec’d. Notes	Baa3	5.450%	06/01/12	545	540,774
Post Apartment Homes LP, Sr. Unsec’d. Notes	Baa3	6.300%	06/01/13	650	646,260
Simon Property Group LP, Sr. Unsec’d. Notes	A3	5.750%	05/01/12	1,625	1,707,056
Simon Property Group LP, Sr. Unsec’d. Notes	A3	6.125%	05/30/18	2,700	2,743,168

					6,744,610

SEE NOTES TO FINANCIAL STATEMENTS.

A14

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Retailers — 0.8%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.750%	08/15/11	$1,240	$1,320,445
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.750%	06/01/17	1,580	1,667,554
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.125%	09/15/39	725	718,547
GameStop Corp./GameStop, Inc., Gtd. Notes	Ba1	8.000%	10/01/12	980	1,015,525
Home Depot, Inc. (The) Sr. Unsec’d. Notes	Baa1	5.875%	12/16/36	315	304,056
Kohl’s Corp., Sr. Unsec’d. Notes	Baa1	6.875%	12/15/37	1,000	1,134,152
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	A1	6.500%	03/15/29	345	379,391
Macy’s Retail Holdings, Inc., Gtd. Notes	Ba2	5.350%	03/15/12	330	337,013
Macy’s Retail Holdings, Inc., Gtd. Notes	Ba2	5.875%	01/15/13	2,000	2,055,000
Nordstrom, Inc., Sr. Unsec’d. Notes(b)	Baa2	6.250%	01/15/18	4,500	4,871,115
Target Corp., Sr. Unsec’d. Notes	A2	7.000%	01/15/38	1,655	1,930,968
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	5.250%	09/01/35	235	231,080

					15,964,846

Technology — 0.5%
Cisco Systems, Inc., Sr. Unsec’d. Notes	A1	4.450%	01/15/20	1,665	1,633,338
Computer Sciences Corp., Sr. Unsec’d. Notes, Ser. WI	Baa1	6.500%	03/15/18	1,700	1,855,207
Electronic Data Systems Corp., Sr. Unsec’d. Notes	A2	7.450%	10/15/29	120	141,996
Fiserv, Inc., Gtd. Notes	Baa2	6.125%	11/20/12	960	1,045,316
Intuit, Inc., Sr. Unsec’d. Notes	Baa2	5.400%	03/15/12	575	610,882
Motorola, Inc., Sr. Unsec’d. Notes	Baa3	8.000%	11/01/11	48	51,335
Oracle Corp., Sr. Unsec’d. Notes(b)	A2	6.125%	07/08/39	1,085	1,139,288
Seagate Technology HDD Holdings (Cayman Islands), Gtd. Notes	Ba3	6.375%	10/01/11	985	1,002,238
Xerox Corp., Sr. Unsec’d. Notes(b)	Baa2	4.250%	02/15/15	2,650	2,631,527

					10,111,127

Telecommunications — 1.3%
America Movil SAB de CV (Mexico), Gtd. Notes(b)	A3	6.375%	03/01/35	630	650,341
AT&T Corp., Gtd. Notes	A2	8.000%	11/15/31	505	616,362
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.300%	11/15/10	1,180	1,226,661
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	8.500%	11/15/18	2,400	2,976,917
Deutsche Telekom International Finance BV (Netherlands), Gtd. Notes	Baa1	8.750%	06/15/30	345	443,708
Embarq Corp., Sr. Unsec’d. Notes (original cost $349,979; purchased date 05/12/06)(e)(i)	Baa3	7.082%	06/01/16	350	386,602
Embarq Corp., Sr. Unsec’d. Notes (original cost $1,667,844; purchased date 05/12/06-04/01/07)(e)(i)	Baa3	7.995%	06/01/36	1,645	1,769,523
France Telecom SA (France), Sr. Unsec’d. Notes	A3	8.500%	03/01/31	360	479,093
Koninklijke (Royal) KPN NV (Netherlands), Sr. Unsec’d. Notes	Baa2	8.000%	10/01/10	645	677,250
New Cingular Wireless Services, Inc., Gtd. Notes	A2	8.125%	05/01/12	800	903,946
New Cingular Wireless Services, Inc., Sr. Unsec’d. Notes	A2	8.750%	03/01/31	1,235	1,596,002
PCCW HKT Capital Ltd. (U.S. Virgin Islands), Gtd. Notes, 144A	Baa2	8.000%	11/15/11	2,275	2,452,222
Qwest Capital Funding, Inc., Gtd. Notes	B1	7.250%	02/15/11	720	730,800
Qwest Corp., Sr. Unsec’d. Notes	Ba1	8.875%	03/15/12	2,000	2,150,000
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	5.250%	11/15/13	170	178,804
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	7.175%	06/18/19	3,405	3,796,109
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	5.877%	07/15/19	640	685,971
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	7.045%	06/20/36	210	239,799
Telefonos de Mexico SAB de CV (Mexico), Sr. Unsec’d. Notes, 144A(b)	A3	5.500%	11/15/19	255	248,309
TELUS Corp. (Canada), Sr. Unsec’d. Notes	Baa1	8.000%	06/01/11	1,041	1,126,990
US Cellular Corp., Sr. Unsec’d. Notes	Baa2	6.700%	12/15/33	255	250,779
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	6.100%	04/15/18	3,500	3,804,181
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	6.400%	02/15/38	105	109,768
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	Baa1	7.750%	02/15/10	950	957,581

					28,457,718

SEE NOTES TO FINANCIAL STATEMENTS.

A15

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Tobacco — 0.3%
Altria Group, Inc., Gtd. Notes	Baa1	9.250%	08/06/19	$1,995	$2,431,163
Altria Group, Inc., Gtd. Notes(b)	Baa1	9.700%	11/10/18	900	1,112,550
Altria Group, Inc., Gtd. Notes	Baa1	9.950%	11/10/38	130	169,456
Altria Group, Inc., Gtd. Notes	Baa1	10.200%	02/06/39	850	1,133,932
Lorillard Tobacco Co., Sr. Unsec’d. Notes(b)	Baa2	8.125%	06/23/19	670	736,589
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	4.875%	05/16/13	830	876,195
Reynolds American, Inc., Gtd. Notes	Baa3	7.250%	06/15/37	285	287,017

					6,746,902

TOTAL CORPORATE BONDS (cost $279,108,374)					288,196,530

FOREIGN AGENCIES — 0.4%
Commonwealth Bank of Australia (Australia), 144A	Aaa	2.700%	11/25/14	7,220	7,076,040
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	8.625%	12/01/23	350	422,625
RSHB Capital SA For OJSC Russian Agricultural Bank (Luxembourg), Sr. Sec’d. Notes, 144A	Baa1	6.299%	05/15/17	2,100	2,114,700

TOTAL FOREIGN AGENCIES (cost $9,724,479)					9,613,365

FOREIGN LOCAL GOVERNMENT
Qatar Government International Bond (Qatar), 144A (cost $728,430)(b)	Aa2	6.400%	01/20/40	730	733,650

MORTGAGE-BACKED SECURITIES — 13.7%
Federal Home Loan Mortgage Corp.		4.500%	02/01/19-07/01/20	5,097	5,293,808
Federal Home Loan Mortgage Corp.		4.500%	TBA 15 YR	1,400	1,438,500
Federal Home Loan Mortgage Corp.		4.500%	TBA 30 YR	2,000	1,995,000
Federal Home Loan Mortgage Corp.		5.000%	07/01/18-05/01/34	9,584	10,016,475
Federal Home Loan Mortgage Corp.		5.000%	TBA 30 YR	8,000	8,202,496
Federal Home Loan Mortgage Corp.(d)		5.214%	12/01/35	2,570	2,703,669
Federal Home Loan Mortgage Corp.		5.500%	12/01/33-05/01/38	10,718	11,267,331
Federal Home Loan Mortgage Corp.(d)		5.548%	06/01/36	1,980	2,086,992
Federal Home Loan Mortgage Corp.		6.000%	03/01/32-12/01/33	2,266	2,436,973
Federal Home Loan Mortgage Corp.		6.500%	12/01/14-09/01/16	257	276,185
Federal Home Loan Mortgage Corp.		7.000%	05/01/31-09/01/33	3,987	4,390,792
Federal Home Loan Mortgage Corp.		5.500%	TBA 30 YR	13,500	14,141,250
Federal National Mortgage Association(d)		3.233%	07/01/33	903	930,416
Federal National Mortgage Association		4.000%	06/01/19	1,828	1,868,235
Federal National Mortgage Association		4.000%	TBA 15 YR	7,000	7,016,408
Federal National Mortgage Association		4.500%	11/01/18-01/01/35	11,780	12,073,425
Federal National Mortgage Association		4.500%	TBA 30 YR	16,000	15,970,000
Federal National Mortgage Association		5.000%	10/01/18-05/01/36	14,879	15,363,504
Federal National Mortgage Association		5.000%	TBA 30 YR	9,500	9,747,893
Federal National Mortgage Association		5.500%	03/01/16-01/01/38	46,713	49,118,521
Federal National Mortgage Association		5.500%	TBA 15 YR	3,000	3,172,500
Federal National Mortgage Association		5.500%	TBA 30 YR	10,750	11,252,229
Federal National Mortgage Association(d)		5.904%	07/01/37	3,972	4,223,324
Federal National Mortgage Association(d)		5.921%	06/01/37	4,162	4,425,781
Federal National Mortgage Association		6.000%	04/01/13-06/01/38	25,917	27,643,791
Federal National Mortgage Association		6.000%	TBA 30 YR	30,500	32,301,391
Federal National Mortgage Association		6.500%	07/01/17-01/01/37	9,377	10,090,440
Federal National Mortgage Association		7.000%	08/01/11-07/01/32	767	851,320
Federal National Mortgage Association		7.500%	05/01/12-05/01/32	423	463,783
Government National Mortgage Association		4.500%	TBA 30 YR	6,000	6,052,697
Government National Mortgage Association		5.500%	08/15/33-04/15/36	7,882	8,306,009
Government National Mortgage Association		6.000%	11/15/23-07/15/34	2,540	2,705,582
Government National Mortgage Association		6.500%	10/15/23-09/15/36	4,922	5,279,363

SEE NOTES TO FINANCIAL STATEMENTS.

A16

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

MORTGAGE-BACKED SECURITIES (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Government National Mortgage Association		7.000%	09/15/31	$110	$122,463
Government National Mortgage Association		8.000%	01/15/24- 04/15/25	79	90,427

TOTAL MORTGAGE-BACKED SECURITIES (cost $285,605,910)					293,318,973

MUNICIPAL BONDS — 0.2%
Bay Area Toll Authority	Aa3	6.263%	04/01/49	1,305	1,251,508
New Jersey State Turnpike Authority, BABs	A3	7.414%	01/01/40	395	445,244
New York City Transitional Finance Authority	Aa2	5.767%	08/01/36	1,100	1,066,087
State of California	Baa1	7.300%	10/01/39	1,250	1,181,350
State of California, BABs(b)	Baa1	7.550%	04/01/39	245	240,708
State of Washington	Aa1	5.481%	08/01/39	345	333,760

TOTAL MUNICIPAL BONDS (cost $4,653,616)					4,518,657

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.5%
CDC Mortgage Capital Trust, Ser. 2002-HE3, Class M1(d)	Baa2	1.881%	03/25/33	690	440,466
CDC Mortgage Capital Trust, Ser. 2003-HE1, Class M2(d)	Baa2	3.156%	08/25/33	53	19,415
Centex Home Equity, Ser. 2005-A, Class M2(d)	Aa3	0.731%	01/25/35	2,250	1,687,112
Credit-Based Asset Servicing And Securitization LLC, Ser. 2005-CB6, Class A3	A3	5.120%	07/25/35	667	557,365
Equity One ABS, Inc., Ser. 2004-3, Class M1	Aa2	5.700%	07/25/34	1,028	782,090
First Franklin Mortgage Loan Trust, Ser. 2005-FFH1, Class M2(d)	Ba3	0.751%	06/25/36	1,800	195,370
HFC Home Equity Loan Trust, Ser. 2005-2, Class M2(d)	Aa1	0.723%	01/20/35	523	431,430
Long Beach Mortgage Loan Trust, Ser. 2004-2, Class M1(d)	Aa2	0.761%	06/25/34	1,250	864,264
Morgan Stanley ABS Capital I, Ser. 2004-NC1, Class M1(d)	Aa2	0.931%	12/25/33	1,468	1,082,074
Morgan Stanley Dean Witter Capital I, Ser. 2002-HE1, Class M1(d)	B3	1.131%	07/25/32	1,156	772,714
Morgan Stanley Dean Witter Capital I, Ser. 2002-NC4, Class M1(d)	A2	1.506%	09/25/32	1,156	824,596
Saxon Asset Securities Trust, Ser. 2005-2, Class M2(d)	A2	0.671%	10/25/35	1,480	427,849
Securitized Asset Backed Receivables LLC, Ser. 2004-OP1, Class M1(d)	Aa2	0.996%	02/25/34	1,660	1,247,911
Securitized Asset Backed Receivables LLC, Ser. 2006-FR3, Class A3(d)	Caa1	0.481%	05/25/36	1,400	463,740

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $15,737,981)					9,796,396

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.0%
Western Corporate Federal Credit Union, Gtd. Notes.		1.750%	11/02/12	4,550	4,529,570
Federal Farm Credit Bank(b)		4.875%	01/17/17	845	899,186
Federal Home Loan Banks		5.000%	11/17/17	420	454,322
Federal Home Loan Banks		5.625%	06/11/21	2,320	2,525,499
Federal Home Loan Mortgage Corp.(b)		3.750%	03/27/19	3,040	2,980,480
Federal National Mortgage Association(b)		2.625%	11/20/14	2,620	2,599,684
Federal National Mortgage Association		5.000%	02/13/17	1,955	2,122,147
Federal National Mortgage Association(b)		6.625%	11/15/30	2,010	2,415,634
Resolution Funding Corp. Interest Strip(j)		4.980%	04/15/18	2,645	1,864,569
Tennessee Valley Authority		4.500%	04/01/18	1,390	1,414,532
Tennessee Valley Authority		5.880%	04/01/36	85	90,792
Tennessee Valley Authority, Ser. E		6.250%	12/15/17	360	410,616

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $22,486,354)					22,307,031

U.S. TREASURY SECURITIES — 5.7%
U.S. Treasury Bonds(b)		4.500%	08/15/39	2,595	2,536,208
U.S. Treasury Bonds		4.500%	02/15/36	3,070	3,023,950
U.S. Treasury Bonds		6.250%	08/15/23	6,140	7,333,463
U.S. Treasury Inflation Index		1.625%	01/15/15	13,857	14,411,307

SEE NOTES TO FINANCIAL STATEMENTS.

A17

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

U.S. TREASURY SECURITIES (continued)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

U.S. Treasury Inflation Index	3.500%	01/15/11	$3,832	$3,974,485
U.S. Treasury Notes(b)	0.750%	11/30/11	2,500	2,483,693
U.S. Treasury Notes(b)	2.125%	11/30/14	16,875	16,475,569
U.S. Treasury Notes	2.625%	12/31/14	31,530	31,438,878
U.S. Treasury Notes(b)	3.375%	11/15/19	1,645	1,582,293
U.S. Treasury Strips Coupon(m)	4.830%	11/15/24	14,565	7,108,419
U.S. Treasury Strips Coupon(m)	4.840%	05/15/24	3,985	2,004,403
U.S. Treasury Strips Coupon(m)	4.860%	08/15/24	12,545	6,218,105
U.S. Treasury Strips Coupon(m)	5.270%	05/15/20	9,010	5,794,763
U.S. Treasury Strips Coupon(m)	7.450%	05/15/26	5,000	2,234,300
U.S. Treasury Strips Principal(b)(m)	4.750%	08/15/23	6,000	3,186,918
U.S. Treasury Strips Principal(b)(m)	4.800%	11/15/24	5,000	2,468,395
U.S. Treasury Strips Principal(m)	6.260%	02/15/23	16,780	9,151,443

TOTAL U.S. TREASURY SECURITIES (cost $122,702,297)				121,426,592

TOTAL LONG-TERM INVESTMENTS (cost $1,707,613,348)				1,951,463,390

SHORT-TERM INVESTMENTS — 19.5%
U.S. TREASURY SECURITIES — 0.4%
U.S. Treasury Bill(g)	0.040%	03/18/10	3,000	2,999,697
U.S. Treasury Bill(g)	0.157%	06/17/10	4,700	4,695,996

TOTAL U.S. TREASURY SECURITIES (cost $7,696,367)				7,695,693

			Shares
AFFILIATED MUTUAL FUNDS — 19.1%
Dryden Core Investment Fund — Short-Term Bond Series (Note 4)(k)			15,417,258	131,971,730
Dryden Core Investment Fund — Taxable Money Market Series (includes $122,857,073 of cash collateral received for securities on loan)(Note 4)(k)(l)			277,211,474	277,211,474

TOTAL AFFILIATED MUTUAL FUNDS (cost $427,520,895)				409,183,204

TOTAL SHORT-TERM INVESTMENTS (cost $435,217,262)				416,878,897

TOTAL INVESTMENTS(n) — 110.7% (cost $2,142,830,610)				2,368,342,287
LIABILITIES IN EXCESS OF OTHER ASSETS(o) — (10.7)%				(229,610,222)

NET ASSETS — 100.0%				$2,138,732,065

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
BABs	Build America Bonds
I/O	Interest Only
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
TBA	To Be Announced
ULC	Unlimited Liability Corporation

†	The ratings reflected are as of December 31, 2009. Ratings of certain bonds may have changed subsequent to that date.

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $118,672,517; cash collateral of $122,857,073 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Security segregated as collateral for futures contracts.

(d)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

A18

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

(e)	Indicates a security that has been deemed illiquid.

(f)	Standard & Poor’s Rating

(g)	Rate quoted represents yield-to-maturity as of purchase date.

(h)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.

(i)	Indicates a restricted security; the aggregate original cost of such securities is $5,576,491. The aggregate value of $5,927,664 is approximately 0.3% of net assets.

(j)	Represents zero coupon bond. Rate shown reflects the effective yield at December 31, 2009.

(k)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series and the Dryden Core Investment Fund—Short-Term Bond Series.

(l)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(m)	Rate shown reflects the effective yield at December 31, 2009.

(n)	As of December 31, 2009, 2 securities representing $2,219,545 and 0.1% of the net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(o)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures contracts, interest rate and credit default swap agreements as follows:

Open futures contracts outstanding at December 31, 2009:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2009	Unrealized Appreciation/ (Depreciation)
Long Positions:
419	U.S. Treasury 2 Yr. Notes	Mar. 2010	$91,079,553	$90,615,297	$(464,256)
796	U.S. Treasury 5 Yr. Notes	Mar. 2010	92,172,583	91,048,719	(1,123,864)
246	S&P 500 Index	Mar. 2010	67,377,913	68,308,050	930,137

					(657,983)

Short Positions:
67	U.S. Treasury 10 Yr. Notes	Mar. 2010	8,026,839	7,735,359	291,480
309	U.S. Long Bond	Mar. 2010	37,163,452	35,650,875	1,512,577

					1,804,057

					$1,146,074

Interest rate swap agreements outstanding at December 31, 2009:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG(a)	05/31/2014	$11,895	2.355%	3 month LIBOR	$(253,855)	$—	$(253,855)
Morgan Stanley Capital Services, Inc.(b)	02/15/2036	2,985	4.128%	3 month LIBOR	167,792	—	167,792

					$(86,063)	$—	$(86,063)

(a)	Portfolio pays the floating rate and receives the fixed rate.

(b)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2009:

Counterparty	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps on Corporate Issues—Buy Protection(1):
Barclays Bank PLC	09/20/2012	$2,800	0.595%	Fortune Brands, Inc., 5.375%, 01/15/16	$12,830	$—	$12,830
Barclays Bank PLC	03/20/2018	1,700	1.220%	Computer Sciences Corp., 5.000%, 02/15/13	(75,690)	—	(75,690)
Citibank NA	09/20/2012	3,200	0.320%	Altria Group, Inc., 7.000%, 11/04/13	35,999	—	35,999
Credit Suisse International	06/20/2018	3,500	0.970%	Verizon Communications, Inc., 4.900%, 09/15/15	(33,357)	—	(33,357)

SEE NOTES TO FINANCIAL STATEMENTS.

A19

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

Counterparty	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps on Corporate Issues—Buy Protection(1) (continued):
Deutsche Bank AG	09/20/2011	$1,000	1.000%	Dish DBS Corp., 6.625%, 10/01/14	$(404)	$13,678	$(14,082)
Deutsche Bank AG	03/20/2012	2,000	5.000%	Gannett Co., Inc., 6.375%, 04/01/12	(128,921)	(48,739)	(80,182)
Deutsche Bank AG	12/20/2012	2,000	1.000%	Macys Retail Holdings, Inc., 8.000%, 07/15/12	22,348	74,480	(52,132)
Deutsche Bank AG	06/20/2013	1,750	2.000%	International Lease Finance Corp., 4.150%, 01/20/15	320,259	—	320,259
Deutsche Bank AG	06/20/2013	2,000	1.000%	United States Steel Corp., 6.650%, 06/01/37	86,634	113,706	(27,072)
Deutsche Bank AG	03/20/2014	1,585	7.050%	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, 05/01/12	(360,821)	—	(360,821)
Deutsche Bank AG	03/20/2018	4,500	0.990%	Nordstrom, Inc., 6.950%, 03/15/28	29,111	—	29,111
Deutsche Bank AG	06/20/2018	2,800	1.150%	Spectra Energy Capital LLC, 6.250%, 02/15/13	(74,782)	—	(74,782)
JPMorgan Chase Bank	06/20/2014	1,110	0.650%	Bunge Ltd. Finance Corp., 5.350%, 04/15/14	24,937	—	24,937
Merrill Lynch Capital Services, Inc.	09/20/2016	785	1.730%	Tyson Foods, Inc., 7.850%, 04/01/16	33,442	—	33,442
Merrill Lynch Capital Services, Inc.	06/20/2018	1,800	3.050%	SLM Corp., 5.125%, 08/27/12	210,897	—	210,897
Merrill Lynch Capital Services, Inc.	06/20/2018	2,700	1.450%	Starwood Hotels & Resorts Worldwide, Inc., 6.750, 05/15/18	69,820	—	69,820
Morgan Stanley Capital Services, Inc.	03/20/2012	500	5.000%	Gannett Co., Inc., 6.375%, 04/01/12	(32,230)	(17,617)	(14,613)
Morgan Stanley Capital Services, Inc.	03/20/2018	1,400	0.700%	Avon Products, Inc., 6.500%, 03/01/19	(28,252)	—	(28,252)
Morgan Stanley Capital Services, Inc.	06/20/2018	1,600	1.000%	Newell Rubbermaid, Inc., 0.000%, 07/15/28	43,146	—	43,146
Morgan Stanley Capital Services, Inc.	06/20/2018	2,700	0.970%	Simon Property Group LP, 5.250%, 12/01/16	101,340	—	101,340

					$256,306	$135,508	$120,798

Counterparty	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps on Asset-Backed Issues—Buy Protection(1):
Merrill Lynch Capital Services, Inc.	03/25/2036	$842	3.720%	AmeriQuest Mortgage Securities, Inc., 2.731%, 03/25/36	$814,732	$—	$814,732

Counterparty	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/Obligation	Fair Value(3)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps on Asset-Backed Issues—Sell Protection(2):
Merrill Lynch Capital Services, Inc.	03/25/2036	$842	9.000%	AmeriQuest Mortgage Securities, Inc., 2.731%, 03/25/36	$(790,816)	$—	$(790,816)

The Portfolio entered into credit default swaps as the protection seller on asset-backed issues to take an active short position with respect to the likelihood of a particular issuer’s default.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery

SEE NOTES TO FINANCIAL STATEMENTS.

A20

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	The fair value of credit default swap agreements on asset-backed securities serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occuring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$13,734,566	$2,219,029
Bank Loans	—	14,822,850	—
Collateralized Mortgage Obligations	—	10,098,964	—
Commercial Mortgage-Backed Securities	—	101,965,142	—
Corporate Bonds	—	288,196,530	—
Common Stocks	1,058,711,129	516	—
Foreign Agencies	—	9,613,365	—
Foreign Local Government	—	733,650	—
Mortgage-Backed Securities	—	293,318,973	—
Municipal Bonds	—	4,518,657	—
Residential Mortgage-Backed Securities	—	9,796,396	—
U.S. Government Agency Obligations	—	22,307,031	—
U.S. Treasury Securities	—	129,122,285	—
Affiliated Mutual Funds	409,183,204	—	—

	1,467,894,333	898,228,925	2,219,029
Other Financial Instruments*	1,146,074	34,735	23,916

Total	$1,469,040,407	$898,263,660	$2,242,945

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Security	Other Financial Instruments*
Balance as of 12/31/08	$—	$1,511,232
Realized gain (loss)	—	—	**
Change in unrealized appreciation (depreciation)	(933)	(1,487,316)
Earned accretion/amortization	933	—
Net purchases (sales)	2,219,029	—
Transfers in and/or out of Level 3	—	—

Balance as of 12/31/09	$2,219,029	$23,916

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

**	The realized gain earned during the period for other financial instruments was $1,580,515.

SEE NOTES TO FINANCIAL STATEMENTS.

A21

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 was as follows:

Affiliated Mutual Fund (including 5.7% of collateral received for securities on loan)	19.1%
Mortgage-Backed Securities	13.7
U.S. Treasury Securities	6.1
Commercial Mortgage-Backed Securities	4.8
Oil, Gas & Consumable Fuels	4.8
Pharmaceuticals	3.2
Computers & Peripherals	3.0
Banking	2.7
Software	2.2
Diversified Financial Services	2.1
Aerospace & Defense	1.6
Insurance	1.6
Capital Markets	1.4
Commercial Banks	1.4
Diversified Telecommunication Services	1.4
Media	1.4
Beverages	1.3
Chemicals	1.3
Communications Equipment	1.3
Electric	1.3
Food & Staples Retailing	1.3
Household Products	1.3
Semiconductors & Semiconductor Equipment	1.3
Telecommunications	1.3
Healthcare Providers & Services	1.1
Industrial Conglomerates	1.1
Tobacco	1.1
Electric Utilities	1.0
Healthcare & Pharmaceutical	1.0
Healthcare Equipment & Supplies	1.0
Internet Software & Services	1.0
Specialty Retail	1.0
U.S. Government Agency Obligations	1.0
Energy Equipment & Services	0.9
Real Estate Investment Trusts	0.9
Biotechnology	0.8
Food Products	0.8
IT Services	0.8
Machinery	0.8
Retailers	0.8
Asset-Backed Securities	0.7
Foods	0.7
Hotels, Restaurants & Leisure	0.7
Multi-Utilities	0.7
Technology	0.7

Air Freight & Logistics	0.5%
Cable	0.5
Collateralized Mortgage Obligations	0.5
Media & Entertainment	0.5
Metals & Mining	0.5
Non Captive Finance	0.5
Residential Mortgage-Backed Securities	0.5
Road & Rail	0.5
Consumer Finance	0.4
Foreign Agencies	0.4
Multiline Retail	0.4
Commercial Services & Supplies	0.3
Consumer	0.3
Electronic Equipment & Instruments	0.3
Energy – Other	0.3
Healthcare Insurance	0.3
Internet & Catalog Retail	0.3
Metals	0.3
Pipelines & Other	0.3
Airlines	0.2
Automobiles	0.2
Capital Goods	0.2
Electrical Equipment	0.2
Energy – Integrated	0.2
Household Durables	0.2
Life Sciences Tools & Services	0.2
Lodging	0.2
Municipal Bonds	0.2
Textiles, Apparel & Luxury Goods	0.2
Auto Components	0.1
Building Materials & Construction	0.1
Construction & Engineering	0.1
Containers & Packaging	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Independent Power Producers & Energy Traders	0.1
Leisure Equipment & Products	0.1
Paper	0.1
Paper & Forest Products	0.1
Personal Products	0.1
Professional Services	0.1
Railroads	0.1
Thrifts & Mortgage Finance	0.1
Trading Companies & Distributors	0.1
Wireless Telecommunication Services	0.1

110.7
Liabilities in excess of other assets	(10.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A22

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative Instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Premium paid for swaps agreements	$201,864		Premium received for swaps agreements	$66,356
Credit contracts	Unrealized appreciation on swaps	1,696,513		Unrealized depreciation on swaps	1,551,799
Equity contracts	Due to broker—variation margin	930,137	*	—	—
Interest rate contracts	Due to broker—variation margin	1,804,057	*	Due to broker—variation margin	1,588,120	*
Interest rate contracts	Unrealized appreciation on swaps	167,792		Unrealized depreciation on swaps	253,855

Total		$4,800,363			$3,460,130

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Purchased Options	Written Options	Total
Credit contracts	$—	$916,506	$—	$—	$916,506
Equity contracts	16,217,169	—	—	—	16,217,169
Interest rate contracts	5,098,976	192,226	(113,446)	39,538	5,217,294

Total	$21,316,145	$1,108,732	$(113,446)	$39,538	$22,350,969

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Credit contracts	$—	$(5,614,260)	$(5,614,260)
Equity contracts	619,788	—	619,788
Interest rate contracts	(2,547,298)	20,922	(2,526,376)

Total	$(1,927,510)	$(5,593,338)	$(7,520,848)

For the year ended December 31, 2009, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options (Cost)	Written Options (Premium Received)	Futures Long Position (Value at Trade Date)	Futures Short Position (Value at Trade Date)
$7,100	$2,899	$193,146,186	$14,597,723

Interest Rate Swaps (Notional Amount in USD (000))	Credit Default Swaps as Buyer (Notional Amount in USD (000))	Credit Default Swaps as Writer (Notional Amount in USD (000))
$11,697	$38,723	$968

SEE NOTES TO FINANCIAL STATEMENTS.

A23

CONSERVATIVE BALANCED PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES December 31, 2009

ASSETS
Investments, at value including securities on loan of $118,672,517:
Unaffiliated investments (cost $1,715,309,715)	$1,959,159,083
Affiliated investments (cost $427,520,895)	409,183,204
Foreign currency, at value (cost $9,325)	9,323
Receivable for investments sold	53,436,700
Dividends and interest receivable	7,981,069
Unrealized appreciation on swaps	1,864,305
Foreign tax reclaim receivable	318,199
Premium paid for swaps agreements	201,864
Receivable for Series shares sold	34,088
Prepaid expenses	22,474

Total Assets	2,432,210,309

LIABILITIES
Payable for investments purchased	139,648,338
Collateral for securities on loan	122,857,073
Payable to custodian	26,943,962
Unrealized depreciation on swaps	1,805,654
Management fee payable	1,000,526
Due to broker-variation margin	769,898
Accrued expenses and other liabilities	268,240
Payable for Series shares repurchased	117,602
Premium received for swaps agreements	66,356
Affiliated transfer agent fee payable	595

Total Liabilities	293,478,244

NET ASSETS	$2,138,732,065

Net assets were comprised of:
Paid-in capital	$2,004,241,267
Retained earnings	134,490,798

Net assets, December 31, 2009	$2,138,732,065

Net asset value and redemption price per share, $2,138,732,065 / 145,958,929 outstanding shares of beneficial interest	$14.65

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

INVESTMENT INCOME
Interest	$37,092,927
Unaffiliated dividend income (net of foreign withholding taxes of $124)	22,885,291
Affiliated dividend income	3,023,297
Affiliated income from securities loaned, net	1,252,718

64,254,233

EXPENSES
Management fee	10,805,389
Shareholders’ reports	280,000
Custodian’s fees and expenses	267,000
Audit fee	41,000
Insurance expenses	41,000
Trustees’ fees	36,000
Commitment fee on syndicated credit agreement	15,000
Legal fees and expenses	15,000
Transfer agent’s fee and expenses (including affiliated expense of $3,600) (Note 4)	10,000
Miscellaneous	20,859

Total expenses	11,531,248

NET INVESTMENT INCOME	52,722,985

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated: $(2,250,188))	(63,813,497)
Futures transactions	21,316,145
Swap agreement transactions	1,108,732
Foreign currency transactions	1,626
Written options transactions	39,538

(41,347,456)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $19,799,375)	360,490,601
Futures	(1,927,510)
Swaps	(5,593,338)
Foreign currencies	8,220

352,977,973

NET GAIN ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	311,630,517

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$364,353,502

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$52,722,985	$74,151,854
Net realized loss on investments, swaps and foreign currencies	(41,347,456)	(65,065,328)
Net change in unrealized appreciation (depreciation) on investments, swaps and foreign currencies	352,977,973	(563,716,770)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	364,353,502	(554,630,244)

DISTRIBUTIONS	(74,120,351)	(81,811,715)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,049,111 and 1,194,754 shares, respectively]	13,537,729	16,824,187
Series shares issued in reinvestment of dividends and distributions [5,781,619 and 5,295,257 shares, respectively]	74,120,351	81,811,715
Series shares repurchased [15,167,586 and 15,304,061 shares, respectively]	(196,684,797)	(226,520,392)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(109,026,717)	(127,884,490)

TOTAL INCREASE (DECREASE) IN NET ASSETS	181,206,434	(764,326,449)
NET ASSETS:
Beginning of year	1,957,525,631	2,721,852,080

End of year	$2,138,732,065	$1,957,525,631

SEE NOTES TO FINANCIAL STATEMENTS.

A24

DIVERSIFIED BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 91.7% ASSET-BACKED SECURITIES — 5.2%	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Alfa Diversified Payment Rights Finance Co. (Russia), Ser. 1A, Class A, 144A(a)	Ba1	1.854%	03/15/11	$954	$858,375
Ballyrock Cdo Ltd. (Cayman Islands), Ser. 2003-2A, Class A, 144A(a)	Aa2	0.799%	11/20/15	5,542	5,154,228
Bank of America Credit Card Trust Ser. 2006-C5, Class C5(a)	Baa1	0.633%	01/15/16	5,750	4,955,943
Ser. 2007-A3, Class A3(a)	Aaa	0.253%	11/15/16	1,000	954,474
Bank One Issuance Trust Ser. 2004-A3, Class A3(a)	Aaa	0.403%	02/15/17	5,100	4,976,066
Ser. 2004-C2, Class C2(a)	Baa2	1.033%	02/15/17	2,100	1,946,647
Chase Issuance Trust, Ser. 2008-A13, Class A13(a)	Aaa	1.754%	09/15/15	1,000	1,029,390
Chatham Light CLO Ltd. (Cayman Islands), Ser. 2005-2A, Class A1, 144A(a)	Aa1	0.531%	08/03/19	4,951	4,505,602
Citibank Credit Card Issuance Trust Ser. 2003-C4, Class C4	Baa2	5.000%	06/10/15	6,500	6,387,152
Ser. 2005-C3, Class C3(a)	Baa2	0.643%	07/15/14	3,780	3,523,873
Ser. 2006-A7, Class A7(a)	Aaa	0.314%	12/15/18	6,000	5,651,543
Ser. 2006-C1, Class C1(a)	Baa2	0.633%	02/20/15	2,200	2,011,170
Ford Credit Auto Owner Trust, Ser. 2006-B, Class C	Aaa	5.680%	06/15/12	2,100	2,192,933
Granite Ventures Ltd. (Cayman Islands), Ser. 2005-2A, Class A1, 144A(a)	Aaa	0.544%	12/15/17	4,200	3,927,000
Katonah Ltd., Ser. 2005-7A, Class A2, 144A(a)	A2	0.533%	11/15/17	3,385	3,088,410
MBNA Credit Card Master Note Trust Ser. 2002-C3, Class C3(a)	Baa1	1.583%	10/15/14	1,900	1,782,933
Ser. 2004-C2, Class C2(a)	Baa1	1.133%	11/15/16	1,500	1,274,295
Ser. 2005-A10, Class A10(a)	Aaa	0.293%	11/15/15	2,400	2,322,634
Ser. 2005-A2, Class A2(a)	Aaa	0.313%	10/15/14	2,100	2,057,307
Ser. 2006-A2, Class A2(a)	Aaa	0.293%	06/15/15	1,000	972,096
Ser. 2006-A5, Class A5(a)	Aaa	0.293%	10/15/15	1,250	1,210,882
Ser. 2006-C1, Class C1(a)	Baa1	0.653%	07/15/15	5,000	4,446,850
Mountain Capital CLO Ltd. (Cayman Islands), Ser. 2004-3A, Class A1LA, 144A(a)	Aaa	0.688%	02/15/16	3,550	3,372,924
Railcar Leasing LLC, Ser. 1997-1, Class A2, 144A	Aa2	7.125%	01/15/13	2,332	2,410,407

TOTAL ASSET-BACKED SECURITIES (cost $66,290,504)					71,013,134

BANK LOANS — 2.8%
Automotive — 0.1%
Oshkosh Truck Corp.(a)(b)	B2	6.269%	12/06/13	1,144	1,141,009

Cable — 0.3%
Discovery Communications, Inc.(a)(b)	Baa3	5.250%	05/14/14	1,302	1,312,740
Insight Midwest Holding LLC(a)(b)	B1	1.790%	10/06/13	2,653	2,490,126

					3,802,866

Capital Goods — 0.1%
Capital Safety Group Ltd.(a)(b)	B2	2.723%	07/20/15	409	339,676
Capital Safety Group Ltd.(a)(b)	B2	2.981%	07/20/16	1,091	905,324

					1,245,000

Consumer — 0.1%
Huish Detergents, Inc.(a)(b)	Ba2	2.010%	04/26/14	206	192,471
Pilot Travel Centers LLC(b)	Ba2	TBA	12/31/15	1,125	1,129,489

					1,321,960

Electric — 0.3%
NRG Energy, Inc.(a)(b)	Baa3	0.151%	02/01/13	1,171	1,112,508
NRG Energy, Inc.(a)(b)	Baa3	1.996%	02/01/13	1,991	1,891,124
Texas Competitive Electric Holdings Co. LLC(a)(b)	B1	3.735%	10/10/14	1,955	1,588,438

					4,592,070

Gaming — 0.1%
MotorCity Casino Hotel(b)	B3	8.500%	07/13/12	1,641	1,595,558

SEE NOTES TO FINANCIAL STATEMENTS.

A25

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

BANK LOANS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Healthcare & Pharmaceutical — 1.3%
HCA, Inc.(a)(b)	Ba3	2.501%	11/18/13	$1,851	$1,765,740
Health Management Associates Term B(a)(b)	B1	2.001%	02/28/14	1,880	1,748,650
Inverness Medical Innovations(a)(b)	Ba2	3.131%	06/26/14	2,925	2,756,812
PTS Acquisitions Corp.(a)(b)	Ba3	2.481%	04/10/14	3,803	3,220,242
Royalty Pharma Finance Trust(b)	Baa3	7.750%	05/15/15	4,000	3,720,000
Warner Chilcott Corp.(a)(b)	B1	5.500%	10/30/14	1,544	1,545,689
Warner Chilcott Corp.(a)(b)	B1	5.750%	04/30/15	1,699	1,700,257
Warner Chilcott Corp.(a)(b)	B1	5.750%	04/30/15	772	772,844

					17,230,234

Paper
Domtar, Inc.(a)(b)	Baa3	1.608%	03/05/14	840	816,375

Pipelines & Other — 0.1%
Enterprise GP Holdings LP(a)(b)	Ba2	2.514%	11/08/14	1,504	1,434,726

Technology — 0.4%
Fidelity National Information Services, Inc.(b)	Ba1	4.481%	01/18/12	298	296,779
First Data Corp.(a)(b)	B1	2.983%	09/24/14	1,026	909,197
First Data Corp.(a)(b)	B1	2.999%	09/24/14	1,955	1,728,953
Flextronics International Ltd. (Singapore)(a)(b)	Ba1	2.514%	10/01/14	2,278	2,105,182
Flextronics International Ltd. (Singapore)(a)(b)	Ba1	2.534%	10/01/14	655	604,938

					5,645,049

TOTAL BANK LOANS (cost $41,352,990)					38,824,847

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.4%
Countrywide Alternative Loan Trust, Ser. 2004-18CB, Class 3A1	A1	5.250%	09/25/19	1,594	1,542,596
Master Alternative Loans Trust, Ser. 2004-4, Class 4A1	Aaa	5.000%	04/25/19	351	331,412
Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A3(a)	A1	3.586%	02/25/34	2,302	1,904,549
Washington Mutual Alternative Mortgage Pass-Through Certificates, Ser. 2005-1, Class 3A	AAA(c)	5.000%	03/25/20	1,291	988,944

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $5,593,458)					4,767,501

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.6%
Banc of America Commercial Mortgage, Inc. Ser. 2005-1, Class ASB(a)	AAA(c)	4.965%	11/10/42	4,512	4,630,871
Ser. 2007-1, Class A2	Aaa	5.381%	01/15/49	5,000	5,093,416
Ser. 2007-4, Class A3(a)	AAA(c)	5.811%	02/10/51	6,460	6,338,273
Ser. 2007-5, Class A3	AAA(c)	5.620%	02/10/51	2,445	2,372,995
Bear Stearns Commercial Mortgage Securities Ser. 2005-T18, Class AAB(a)	Aaa	4.823%	02/13/42	2,475	2,498,469
Ser. 2005-T20, Class AAB(a)	Aaa	5.134%	10/12/42	3,400	3,486,546
Ser. 2006-PW11, Class A4(a)	AAA(c)	5.456%	03/11/39	2,000	1,954,859
Ser. 2006-PW13, Class A3	AAA(c)	5.518%	09/11/41	4,024	4,015,491
Citigroup Commercial Mortgage Trust Ser. 2006-C5, Class A2	Aaa	5.378%	10/15/49	7,000	7,112,874
Ser. 2008-C7, Class A2A	Aaa	6.034%	12/10/49	3,620	3,769,770
Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class AAB(a)	Aaa	5.393%	01/15/46	3,000	3,035,411
Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A2(a)	Aaa	6.019%	12/10/49	3,000	3,077,314
Commercial Mortgage Loan Trust, Pass-Through Certificates, Ser. 2006-C7, Class A3(a)	AAA(c)	5.706%	06/10/46	1,598	1,605,750
Credit Suisse First Boston Mortgage Securities Corp., Ser. 2001-CP4, Class B	AAA(c)	6.330%	12/15/35	1,400	1,432,952
Credit Suisse Mortgage Capital Certificates Ser. 2006-C1, Class A4(a)	AAA(c)	5.548%	02/15/39	4,400	4,334,191
Ser. 2006-C4, Class A2	Aaa	5.361%	09/15/39	460	466,342

SEE NOTES TO FINANCIAL STATEMENTS.

A26

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Ser. 2006-C5, Class A2	Aaa	5.246%	12/15/39	$3,810	$3,877,044
Ser. 2007-C1, Class A2	Aaa	5.268%	02/15/40	7,430	7,473,817
CS First Boston Mortgage Securities Corp. Ser. 2005-C3, Class A3	Aaa	4.645%	07/15/37	3,950	3,965,086
Ser. 2005-C5, Class A4(a)	AAA(c)	5.100%	08/15/38	2,400	2,312,157
GE Capital Commercial Mortgage Corp., Ser. 2006-C1, Class A4(a)	AAA(c)	5.336%	03/10/44	4,300	4,101,564
Greenwich Capital Commercial Funding Corp. Ser. 2005-GG5, Class A5(a)	Aaa	5.224%	04/10/37	4,900	4,641,329
Ser. 2007-GG9, Class A2	Aaa	5.381%	03/10/39	6,010	6,088,420
GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A2(a)	Aaa	5.778%	08/10/45	6,920	7,087,677
JPMorgan Chase Commercial Mortgage Securities Corp. Ser. 2005-LDP2, Class ASB	Aaa	4.659%	07/15/42	9,300	9,396,592
Ser. 2006-CB14, Class A4(a)	Aaa	5.481%	12/12/44	5,000	4,816,066
Ser. 2006-LDP6, Class A4(a)	Aaa	5.475%	04/15/43	900	865,995
Ser. 2006-LDP7, Class A2(a)	Aaa	5.861%	04/15/45	4,500	4,612,079
Ser. 2006-LDP9, Class A2	Aaa	5.134%	05/15/47	2,435	2,328,443
Ser. 2007-CB19, Class A2(a)	Aaa	5.746%	02/12/49	656	673,152
Ser. 2007-LD11, Class A2(a)	Aaa	5.803%	06/15/49	4,190	4,302,828
Ser. 2007-LDPX, Class A2	Aaa	5.434%	01/15/49	4,285	4,003,031
LB-UBS Commercial Mortgage Trust Ser. 2004-C8, Class A6(a)	Aaa	4.799%	12/15/29	4,200	3,882,842
Ser. 2006-C6, Class AAB	Aaa	5.341%	09/15/39	7,126	7,025,147
Ser. 2007-C1, Class A2	AAA(c)	5.318%	02/15/40	6,000	6,109,477
Merrill Lynch Mortgage Trust Ser. 2005-CIP1, Class A4(a)	Aaa	5.047%	07/12/38	3,100	3,012,781
Ser. 2006-C1, Class A4(a)	AAA(c)	5.656%	05/12/39	7,920	7,740,105
Merrill Lynch/Countrywide Commercial Mortgage Trust Ser. 2006-2, Class A4(a)	Aaa	5.909%	06/12/46	2,625	2,576,999
Ser. 2006-3, Class ASB(a)	Aaa	5.382%	07/12/46	2,095	2,065,439
Ser. 2007-7, Class A2(a)	Aaa	5.693%	06/12/50	347	355,508
Ser. 2007-8, Class A2(a)	AAA(c)	5.920%	08/12/49	4,400	4,310,061
Ser. 2007-9, Class A2	AAA(c)	5.590%	09/12/49	5,415	5,472,896
Morgan Stanley Capital Group, Inc. Ser. 2006-IQ12, Class AAB	AAA(c)	5.325%	12/15/43	1,400	1,395,121
Ser. 2006-T23, Class A3(a)	AAA(c)	5.807%	08/12/41	1,318	1,335,215
Ser. 2006-T23, Class A4(a)	AAA(c)	5.810%	08/12/41	6,100	6,146,798
Morgan Stanley Capital I, Ser. 2006-IQ12, Class ANM	AAA(c)	5.310%	12/15/43	5,500	5,575,506
Wachovia Bank Commercial Mortgage Trust Ser. 2003-C9, Class A3	AAA(c)	4.608%	12/15/35	3,991	4,076,101
Ser. 2005-C18, Class APB	Aaa	4.807%	04/15/42	1,500	1,513,945
Ser. 2005-C22, Class A3(a)	Aaa	5.285%	12/15/44	2,800	2,812,914
Ser. 2006-C24, Class A3(a)	Aaa	5.558%	03/15/45	2,050	2,003,723
Ser. 2006-C25, Class A4(a)	Aaa	5.740%	05/15/43	6,000	5,911,719
Ser. 2006-C27, Class A2	Aaa	5.624%	07/15/45	5,000	5,118,811
Ser. 2007-C33, Class A2(a)	Aaa	5.857%	02/15/51	5,000	5,117,400
Ser. 2007-C34, Class A2	Aaa	5.569%	05/15/46	3,600	3,668,610

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $191,573,107)					212,997,922

CORPORATE BONDS — 47.2%
Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc., Gtd. Notes, 144A	Baa2	6.375%	06/01/19	1,350	1,452,153

Airlines — 1.2%
American Airlines Pass-Through Trust 2001-01, Pass-thru Certs., Ser. 01-1(d)	B2	6.817%	05/23/11	2,750	2,640,000
Continental Airlines, Inc., Pass-thru Certs. Ser. 2000-1, Class A-1(b)	Baa2	7.487%	10/02/10	7,954	7,914,230
Ser. 2000-1, Class A-1(b)	Baa2	6.703%	06/15/21	3	2,490

SEE NOTES TO FINANCIAL STATEMENTS.

A27

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Airlines (continued)
Ser. 2001-1, Class A-1	Ba1	7.373%	12/15/15	$1,022	$904,634
Ser. A(d)	Baa1	5.983%	04/19/22	1,850	1,785,250
Delta Air Lines, Inc., Pass-thru Certs., Ser. 071A	Baa1	6.821%	08/10/22	1,624	1,550,708
United Airlines, Inc., Pass-thru Certs., Ser. 2007-1, Class A(d)	Ba1	6.636%	07/02/22	1,183	1,005,827

					15,803,139

Automotive — 0.5%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	B3	7.875%	06/15/10	5,615	5,699,826
Harley-Davidson Funding Corp., Gtd. Notes, 144A, MTN	Baa1	5.750%	12/15/14	660	670,077

					6,369,903

Banking — 6.5%
Alfa MTN Markets Ltd. for ABH Financial Ltd. (Cyprus), Notes, 144A, MTN	Ba1	8.200%	06/25/12	1,500	1,500,000
American Express Co., Sr. Unsec’d. Notes	A3	8.125%	05/20/19	2,785	3,300,395
Bank of America, Sub. Notes	A1	5.300%	03/15/17	790	774,271
Bank of America Corp., Jr. Sub. Notes(a)	Ba3	8.000%	12/29/49	3,500	3,369,590
Bank of America Corp., Sr. Unsec’d. Notes	A2	6.000%	09/01/17	1,495	1,551,696
Barclays Bank PLC (United Kingdom), Sr. Unsec’d. Notes(d)	Aa3	6.750%	05/22/19	1,600	1,784,691
Bear Stearns Cos., Inc. (The), Sr. Unsec’d. Notes	Aa3	7.250%	02/01/18	1,575	1,807,868
Capital One Financial Corp., Sub. Notes	Baa2	6.150%	09/01/16	700	703,161
Chuo Mitsui Trust & Banking Co. Ltd. (Japan), Jr. Sub. Notes, 144A(a)	A2	5.506%	12/29/49	3,050	2,799,653
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.125%	11/21/17	2,050	2,066,349
Citigroup, Inc., Sr. Unsec’d. Notes(d)	A3	8.125%	07/15/39	4,120	4,650,026
Citigroup, Inc.	A3	8.500%	05/22/19	1,375	1,587,785
Countrywide Financial Corp., Gtd. Notes, MTN	A2	5.800%	06/07/12	3,670	3,895,745
Depfa ACS Bank (Ireland), Covered Notes, 144A	Aa2	5.125%	03/16/37	3,065	2,252,714
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.950%	01/18/18	1,550	1,636,758
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(d)	A1	6.150%	04/01/18	1,900	2,033,948
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	6.250%	09/01/17	3,195	3,426,363
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	6.750%	10/01/37	440	452,270
HSBC Holdings PLC (United Kingdom), Sub. Notes	A1	6.500%	05/02/36	995	1,043,580
HSBC Holdings PLC (United Kingdom), Sub. Notes	A1	6.500%	09/15/37	2,255	2,356,006
HSBC Holdings PLC (United Kingdom), Sub. Notes	A1	6.800%	06/01/38	2,035	2,208,526
HSBK Europe BV (Netherlands), Gtd. Notes., 144A	Ba2	7.250%	05/03/17	2,230	2,029,300
ICICI Bank Ltd. (India), Jr. Sub. Notes, 144A(a)	Ba1	7.250%	08/29/49	2,380	1,995,861
ICICI Bank Ltd. (Singapore), Notes, 144A	Baa2	5.750%	11/16/10	2,500	2,552,815
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. 1(a)	Baa1	7.900%	04/29/49	2,180	2,248,583
JPMorgan Chase & Co., Sr. Unsec’d. Notes(e)	Aa3	6.300%	04/23/19	3,250	3,575,250
KBC Bank Funding Trust III, Gtd. Notes, 144A(a)	Caa1	4.331%	11/29/49	5,000	3,350,000
Krung Thai Bank PCL (Thailand), Sub. Notes(a)	Baa3	7.378%	10/29/49	1,590	1,393,357
Merrill Lynch & Co., Inc., Notes, MTN	A2	6.875%	04/25/18	2,860	3,081,472
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	A2	6.050%	08/15/12	1,500	1,606,848
Merrill Lynch & Co., Inc., Sub. Notes	A3	6.110%	01/29/37	1,785	1,645,631
Morgan Stanley, Sr. Unsec’d. Notes, Ser. E	A2	5.450%	01/09/17	4,035	4,078,239
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.625%	09/23/19	2,635	2,654,262
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes, MTN	A1	6.400%	10/21/19	1,525	1,520,105
Sumitomo Mitsui Banking Corp. (Japan), Sub. Notes, 144A(a)	Aa3	5.625%	07/29/49	6,380	6,081,831
USB Capital Xiii Trust, Gtd. Notes	A2	6.625%	12/15/39	1,975	2,007,272
Wachovia Bank NA, Sub. Notes(d)	Aa3	6.600%	01/15/38	1,300	1,372,123
Woori Bank (South Korea), Notes, 144A(d)	A2	7.000%	02/02/15	1,965	2,153,508

					88,547,852

Brokerage — 0.1%
Blackstone Holdings Finance Co. LLC, Gtd. Notes, 144A	A(c)	6.625%	08/15/19	1,360	1,331,127
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(f)	NR	6.875%	05/02/18	2,740	568,550

					1,899,677

SEE NOTES TO FINANCIAL STATEMENTS.

A28

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Building Materials & Construction — 1.1%
Centex Corp., Sr. Unsec’d. Notes	B1	5.700%	05/15/14	$2,500	$2,550,000
Interline Brands, Inc., Gtd. Notes	B3	8.125%	06/15/14	1,685	1,693,425
KB Home, Gtd. Notes	B1	6.375%	08/15/11	447	447,000
Lennar Corp., Gtd. Notes, Ser. B	B3	5.950%	10/17/11	3,060	3,082,950
Masco Corp., Sr. Unsec’d. Notes	Ba2	7.125%	08/15/13	2,600	2,706,262
Toll Brothers Finance Corp., Gtd. Notes	Ba1	5.150%	05/15/15	4,695	4,492,448

					14,972,085

Cable — 1.5%
Comcast Cable Communications Holdings, Inc., Gtd. Notes	Baa1	9.455%	11/15/22	1,065	1,369,744
British Sky Broadcasting Group PLC (United Kingdom), Gtd. Notes, 144A	Baa1	6.100%	02/15/18	210	222,461
Cablevision Systems Corp., Sr. Notes, 144A	B1	8.625%	09/15/17	3,175	3,305,969
COX Communications, Inc., Sr. Unsec’d. Notes, 144A (original cost $1,892,647; purchased date 02/12/09)(g)	Baa3	8.375%	03/01/39	1,900	2,365,840
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Gtd. Notes, 144A	Ba2	4.750%	10/01/14	3,100	3,159,942
TCI Communications, Inc., Sr. Unsec’d. Notes	Baa1	7.875%	02/15/26	750	840,707
Time Warner Cable, Inc., Gtd. Notes	Baa2	5.850%	05/01/17	1,420	1,491,957
Time Warner Cable, Inc., Gtd. Notes	Baa2	6.750%	07/01/18	5,520	6,064,068
Time Warner Cable, Inc., Gtd. Notes	Baa2	8.250%	02/14/14	1,115	1,303,151

					20,123,839

Capital Goods — 1.7%
Ashtead Holdings PLC (United Kingdom), Sec’d. Notes, 144A(d)	B2	8.625%	08/01/15	1,300	1,306,500
Hutchison Whampoa International 09/16 Ltd. (Cayman Islands), Gtd. Notes, 144A(d)	A3	4.625%	09/11/15	4,960	5,004,590
Noble Group Ltd. (Bermuda), Sr. Unsec’d. Notes, 144A	Baa3	6.750%	01/29/20	2,860	2,935,075
Rockwell Automation, Inc., Sr. Unsec’d. Notes	A3	5.200%	01/15/98	6,500	4,874,200
Textron, Inc., Sr. Unsec’d. Notes	Baa3	7.250%	10/01/19	2,350	2,432,415
Trane U.S., Inc., Gtd. Notes	BBB+(c)	7.625%	02/15/10	3,800	3,822,813
Waste Management, Inc., Sr. Unsec’d. Notes	Baa3	7.650%	03/15/11	2,100	2,224,977

					22,600,570

Chemicals — 0.9%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	5.900%	02/15/15	750	805,932
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	7.600%	05/15/14	2,050	2,332,679
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	8.550%	05/15/19	2,450	2,923,205
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3	9.400%	05/15/39	1,450	1,917,119
Nova Chemicals Corp. (Canada), Sr. Unsec’d. Notes	B1	6.500%	01/15/12	1,440	1,447,200
Union Carbide Chemical & Plastics Co., Gtd. Notes	Ba2	7.875%	04/01/23	3,058	2,730,922

					12,157,057

Consumer — 0.3%
Realogy Corp., Gtd. Notes, PIK	Ca	11.000%	04/15/14	2,374	1,958,232
Visant Holding Corp., Sr. Notes	B3	8.750%	12/01/13	2,445	2,512,237

					4,470,469

Electric — 4.1%
AES Corp. (The), Sr. Sec’d. Notes, 144A	Ba3	8.750%	05/15/13	5,007	5,132,175
CenterPoint Energy Houston Electric LLC, Genl. Ref. Mtge., Ser. J2	Baa1	5.700%	03/15/13	2,950	3,135,682
Consumers Energy Co., First Mtge. Bonds, Ser. D	A3	5.375%	04/15/13	1,000	1,073,736
Duke Energy Corp., Sr. Unsec’d. Notes	Baa2	6.300%	02/01/14	3,400	3,738,705
EDP Finance BV (Netherlands), Sr. Unsec’d. Notes, 144A	A3	6.000%	02/02/18	600	640,945
El Paso Electric Co., Sr. Unsec’d. Notes	Baa2	6.000%	05/15/35	2,325	2,090,854
Empresa Nacional de Electricidad SA (Chile), Unsub. Notes(d)	Baa3	8.350%	08/01/13	625	723,517
ENEL Finance International SA (Luxembourg), Gtd. Notes, 144A	A2	6.000%	10/07/39	3,200	3,216,938
Energy East Corp., Sr. Unsec’d. Notes	A3	6.750%	06/15/12	750	819,709
Energy East Corp., Sr. Unsec’d. Notes	A3	6.750%	09/15/33	1,150	1,199,902
Enersis SA (Chile), Sr. Unsec’d. Notes	Baa3	7.375%	01/15/14	3,700	4,124,593

SEE NOTES TO FINANCIAL STATEMENTS.

A29

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Electric (continued)
Exelon Corp., Sr. Unsec’d. Notes	Baa1	4.900%	06/15/15	$500	$515,800
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	A3	6.200%	10/01/17	1,930	2,068,844
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	A3	6.250%	10/01/39	1,900	1,935,779
FirstEnergy Solutions Corp., Gtd. Notes	Baa2	6.050%	08/15/21	1,750	1,765,411
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A(d)	A2	6.250%	06/17/14	5,295	5,777,422
Mirant Americas Generation LLC, Sr. Unsec’d. Notes	B3	8.300%	05/01/11	2,655	2,721,375
Mirant MID Atlantic Pass-Through Trust A, Pass-thru Certs., Ser. A	Ba1	8.625%	06/30/12	2,770	2,828,380
NiSource Finance Corp., Gtd. Notes	Baa3	5.450%	09/15/20	1,345	1,304,248
North American Energy Alliance LLC / North American Energy Alliance Finance Corp., Sr. Sec’d. Notes, 144A (original cost $1,563,824; purchased date 09/22/09)(g)	Ba3	10.875%	06/01/16	1,600	1,700,000
Oncor Electric Delivery Co. LLC, First Mtge. Bonds	Baa1	6.800%	09/01/18	1,460	1,621,737
Orion Power Holdings, Inc., Sr. Unsec’d. Notes	Ba3	12.000%	05/01/10	3,535	3,623,375
Transalta Corp. (Canada), Sr. Unsec’d. Notes(d)	Baa2	6.650%	05/15/18	1,953	2,036,210
Xcel Energy, Inc., Sr. Unsec’d. Notes	Baa1	5.613%	04/01/17	1,947	2,007,470

					55,802,807

Energy - Integrated — 0.5%
Cenovus Energy, Inc. (Canada), Sr. Notes, 144A(d)	Baa2	6.750%	11/15/39	3,325	3,624,430
Hess Corp., Sr. Unsec’d. Notes	Baa2	6.000%	01/15/40	615	609,002
Hess Corp., Sr. Unsec’d. Notes(d)	Baa2	8.125%	02/15/19	500	602,978
Western Oil Sand, Inc. (Canada), Gtd. Notes	Baa1	8.375%	05/01/12	1,900	2,126,767

					6,963,177

Energy - Other — 1.1%
Dolphin Energy Ltd. (Uae), Sr. Sec’d. Notes, 144A	Aa3	5.888%	06/15/19	3,846	3,884,612
GS Caltex Corp. (South Korea), Sr. Unsec’d. Notes, 144A	Baa2	7.750%	07/25/11	3,000	3,186,432
Halliburton Co., Sr. Unsec’d. Notes	A2	7.450%	09/15/39	1,500	1,855,882
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Ba1	6.875%	05/01/18	1,750	1,731,485
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	6.250%	04/15/13	4,107	4,523,302

					15,181,713

Foods — 1.7%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	4.125%	01/15/15	2,975	3,020,669
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	6.875%	11/15/19	2,200	2,456,045
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	7.750%	01/15/19	1,640	1,920,104
Constellation Brands, Inc., Gtd. Notes, Ser. B(d)	B2	8.125%	01/15/12	2,678	2,688,043
Kraft Foods, Inc., Sr. Unsec’d. Notes	Baa2	6.125%	02/01/18	2,770	2,912,771
Mead Johnson Nutrition Co., Gtd. Notes, 144A	Baa1	3.500%	11/01/14	1,285	1,270,355
Ralcorp Holdings, Inc., Sr. Notes, 144A	Baa3	6.625%	08/15/39	2,825	2,755,062
Stater Brothers Holdings, Gtd. Notes	B2	8.125%	06/15/12	1,250	1,262,500
Tyson Foods, Inc., Gtd. Notes	Ba3	7.850%	04/01/16	1,000	1,025,000
Tyson Foods, Inc., Sr. Unsec’d. Notes	B2	8.250%	10/01/11	2,050	2,193,500
Yum! Brands, Inc., Sr. Unsec’d. Notes	Baa3	8.875%	04/15/11	1,705	1,844,934

					23,348,983

Gaming — 0.3%
MGM Mirage, Sr. Sec’d. Notes, 144A	B1	10.375%	05/15/14	1,115	1,209,775
MGM Mirage, Sr. Sec’d. Notes, 144A	B1	11.125%	11/15/17	1,115	1,234,863
Peninsula Gaming LLC, Sr. Sec’d. Notes, 144A	Ba2	8.375%	08/15/15	945	942,637
Peninsula Gaming LLC, Sr. Unsec’d. Notes, 144A	B3	10.750%	08/15/17	945	949,725

					4,337,000

Healthcare & Pharmaceutical — 1.3%
Apria Healthcare Group, Inc., Sr. Sec’d. Notes, 144A	B1	12.375%	11/01/14	1,650	1,815,000
Carefusion Corp., Sr. Unsec’d. Notes, 144A	Baa3	6.375%	08/01/19	1,525	1,632,545
Express Scripts, Inc., Gtd. Notes	Baa3	6.250%	06/15/14	3,450	3,764,398
HCA, Inc., Sr. Unsec’d. Notes, MTN	Caa1	8.700%	02/10/10	1,700	1,703,683
Hospira, Inc., Sr. Unsec’d. Notes	Baa3	5.550%	03/30/12	2,500	2,664,665

SEE NOTES TO FINANCIAL STATEMENTS.

A30

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Healthcare & Pharmaceutical (continued)
McKesson Corp., Sr. Unsec’d. Notes	Baa3	6.500%	02/15/14	$2,800	$3,097,259
Senior Housing Properties Trust, Sr. Unsec’d. Notes	Ba1	8.625%	01/15/12	2,500	2,587,500

					17,265,050

Healthcare Insurance — 1.0%
Aetna, Inc., Sr. Unsec’d. Notes	A3	6.750%	12/15/37	1,900	1,981,185
Cigna Corp., Sr. Unsec’d. Notes	Baa2	5.375%	03/15/17	2,125	2,045,281
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Ba1	6.125%	01/15/15	4,025	3,844,720
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.000%	06/15/17	2,610	2,731,540
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.500%	06/15/37	760	749,434
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.625%	11/15/37	195	195,349
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.875%	02/15/38	2,000	2,067,102

					13,614,611

Insurance — 2.0%
Allied World Assurance Co. Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	Baa1	7.500%	08/01/16	2,475	2,642,911
American International Group, Inc., Sr. Unsec’d. Notes	A3	4.250%	05/15/13	1,820	1,681,147
American International Group, Inc., Sr. Unsec’d. Notes	A3	5.050%	10/01/15	315	262,790
American International Group, Inc., Sr. Unsec’d. Notes, MTN	A3	5.850%	01/16/18	3,700	3,035,957
Axis Capital Holdings Ltd. (Bermuda), Sr. Unsec’d. Notes	Baa1	5.750%	12/01/14	3,350	3,372,077
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	8.750%	07/01/19	1,265	1,445,394
Massachusetts Mutual Life Insurance Co., Sub. Notes, 144A	A1	8.875%	06/01/39	1,200	1,471,739
MetLife, Inc., Sr. Unsec’d. Notes(d)	A3	7.717%	02/15/19	2,000	2,350,270
Teachers Insurance & Annuity Association of America, Notes, 144A	Aa2	6.850%	12/16/39	2,310	2,387,935
XL Capital Finance Europe PLC (United Kingdom), Gtd. Notes	Baa2	6.500%	01/15/12	6,820	7,057,704
XL Capital Ltd. (Cayman Islands), Jr. Sub. Notes, Ser. E(a)	Ba1	6.500%	12/31/49	1,880	1,419,400
XL Capital Ltd. (Cayman Islands), Sr. Unsec’d. Notes	Baa2	5.250%	09/15/14	140	137,105

					27,264,429

Lodging — 0.5%
Felcor Lodging LP, Sr. Sec’d. Notes, 144A(d)	B2	10.000%	10/01/14	2,350	2,370,563
Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes	Ba1	7.875%	05/01/12	3,060	3,300,975
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes(d)	Ba1	6.250%	02/15/13	980	1,010,625

					6,682,163

Media & Entertainment — 2.6%
CBS Corp., Gtd. Notes(d)	Baa3	8.200%	05/15/14	4,800	5,456,726
Gannett Co., Inc., Sr. Unsec’d. Notes(d)	Ba2	5.750%	06/01/11	2,240	2,245,600
Gannett Co., Inc., Sr. Unsec’d. Notes	Ba2	6.375%	04/01/12	1,100	1,100,000
Historic TW, Inc., Gtd. Notes	Baa2	6.625%	05/15/29	225	234,608
News America, Inc., Gtd. Notes, 144A(d)	Baa1	6.900%	08/15/39	600	654,524
News America, Inc., Gtd. Notes	Baa1	7.625%	11/30/28	1,415	1,512,297
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	Baa3	4.950%	04/01/14	7,000	7,002,121
RR Donnelley & Sons Co., Sr. Unsec’d. Notes	Baa3	8.600%	08/15/16	4,750	5,170,893
Time Warner Cos., Inc., Gtd. Notes	Baa2	6.950%	01/15/28	2,153	2,316,746
Time Warner Cos., Inc., Gtd. Notes	Baa2	7.250%	10/15/17	1,440	1,612,688
Viacom, Inc., Sr. Unsec’d. Notes	Baa2	4.250%	09/15/15	2,795	2,816,938
Viacom, Inc., Sr. Unsec’d. Notes	Baa2	4.375%	09/15/14	860	886,884
Viacom, Inc., Sr. Unsec’d. Notes(d)	Baa2	6.750%	10/05/37	1,240	1,279,278
Viacom, Inc., Sr. Unsec’d. Notes	Baa2	6.875%	04/30/36	580	627,158
Vivendi SA (France), Sr. Unsec’d. Notes, 144A	Baa2	5.750%	04/04/13	2,000	2,102,694

					35,019,155

Metals — 2.0%
AK Steel Corp., Gtd. Notes(d)	Ba3	7.750%	06/15/12	4,195	4,236,950
Arcelormittal (Luxembourg), Sr. Unsec’d. Notes(d)	Baa3	6.125%	06/01/18	1,550	1,599,346
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Ba2	8.375%	04/01/17	2,095	2,294,025
Newmont Mining Corp., Gtd. Notes	Baa2	6.250%	10/01/39	2,025	2,027,420
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes(d)	Baa1	9.000%	05/01/19	5,785	7,321,427
Teck Resources Ltd. (Canada), Sr. Sec’d. Notes	Ba2	10.250%	05/15/16	500	582,500

SEE NOTES TO FINANCIAL STATEMENTS.

A31

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Metals (continued)
Teck Resources Ltd. (Canada), Sr. Sec’d. Notes	Ba2	10.750%	05/15/19	$1,800	$2,151,000
United States Steel Corp., Sr. Unsec’d. Notes(d)	Ba3	7.000%	02/01/18	2,000	1,958,988
Vale Overseas Ltd. (Cayman Islands), Gtd. Notes	Baa2	6.875%	11/21/36	815	814,316
Vale Overseas Ltd. (Cayman Islands), Gtd. Notes	Baa2	6.875%	11/10/39	1,275	1,283,573
Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 144A	Baa2	5.500%	11/16/11	3,430	3,600,059

					27,869,604

Non-Captive Finance — 2.6%
Block Financial LLC, Gtd. Notes	Baa1	7.875%	01/15/13	5,700	6,350,005
Bosphorus Financial Services Ltd. (Cayman Islands), Sr. Sec’d. Notes, MTN(a)(b)	A3	2.073%	02/15/12	1,252	1,194,366
GATX Corp., Sr. Unsec’d. Notes	Baa1	4.750%	10/01/12	1,500	1,531,707
General Electric Capital Australia Funding Pty Ltd. (Australia), Gtd. Notes, MTN	Aa2	6.000%	04/15/15	AUD 4,440	3,689,394
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	5.875%	01/14/38	1,675	1,550,854
General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. G, MTN(e)(h)	Aa2	6.000%	08/07/19	7,275	7,551,603
Nelnet, Inc., Jr. Sub. Notes(a)	Ba2	7.400%	09/29/36	6,500	4,734,022
Preferred Term Securities X (Cayman Islands), Sr. Sec’d. Notes, 144A(a)(b)	A2	1.003%	07/03/33	3,102	1,504,523
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	5.050%	11/14/14	4,150	3,743,213
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.450%	06/15/18	3,200	3,157,609

					35,007,296

Packaging — 1.0%
Ball Corp., Gtd. Notes(d)	Ba1	7.125%	09/01/16	1,320	1,353,000
Greif, Inc., Sr. Unsec’d. Notes	Ba2	7.750%	08/01/19	3,505	3,575,100
Reynolds Group Issuer, Inc. , Sr. Sec’d. Notes, 144A	B1	7.750%	10/15/16	1,600	1,636,000
Sealed Air Corp., Sr. Unsec’d. Notes, 144A(d)	Baa3	5.625%	07/15/13	6,600	6,978,589

					13,542,689

Paper — 1.3%
Cascades, Inc. (Canada), Sr. Notes, 144A	Ba3	7.750%	12/15/17	2,150	2,171,500
Georgia-Pacific LLC, Sr. Unsec’d. Notes(d)	B2	8.125%	05/15/11	3,965	4,163,250
Graphic Packaging International, Inc., Gtd. Notes	B3	9.500%	06/15/17	1,750	1,855,000
International Paper Co., Sr. Unsec’d. Notes	Baa3	7.300%	11/15/39	1,000	1,060,861
International Paper Co., Sr. Unsec’d. Notes	Baa3	7.500%	08/15/21	1,650	1,848,777
MeadWestvaco Corp., Sr. Unsec’d. Notes	Ba1	7.375%	09/01/19	4,400	4,833,383
Rock-Tenn Co., Sr. Sec’d. Notes	Ba2	8.200%	08/15/11	2,000	2,122,500

					18,055,271

Pipelines & Other — 0.6%
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes(d)	Baa2	6.500%	09/01/39	1,545	1,557,068
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes	Baa2	7.300%	08/15/33	1,550	1,690,542
Sempra Energy, Sr. Unsec’d. Notes(d)	Baa1	6.500%	06/01/16	2,275	2,467,258
Sonat, Inc., Sr. Unsec’d. Notes	Ba3	7.625%	07/15/11	2,240	2,308,770

					8,023,638

Railroads — 0.1%
Union Pacific Corp., Sr. Unsec’d. Notes(d)	Baa2	5.750%	11/15/17	1,450	1,529,889

Real Estate Investment Trusts — 1.4%
Country Garden Holdings Co. (Cayman Islands), Sr. Notes, 144A	Ba3	11.750%	09/10/14	1,220	1,220,000
Hospitality Properties Trust, Sr. Unsec’d. Notes	Baa2	7.875%	08/15/14	2,900	2,993,867
Post Apartment Homes LP, Sr. Unsec’d. Notes	Baa3	5.450%	06/01/12	2,300	2,282,166
ProLogis, Sr. Unsec’d. Notes	Baa2	7.375%	10/30/19	1,650	1,627,568
Realty Income Corp., Sr. Unsec’d. Notes(d)	Baa1	6.750%	08/15/19	1,545	1,512,887
Simon Property Group LP, Sr. Unsec’d. Notes	A3	5.300%	05/30/13	3,400	3,508,137
Simon Property Group LP, Sr. Unsec’d. Notes	A3	10.350%	04/01/19	1,685	2,116,473
WEA Finance LLC , Gtd. Notes, 144A	A2	5.750%	09/02/15	4,000	4,217,760

					19,478,858

SEE NOTES TO FINANCIAL STATEMENTS.

A32

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Retailers — 1.4%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.125%	09/15/39	AUD 3,350	$3,320,182
GameStop Corp., Gtd. Notes	Ba1	8.000%	10/01/12	$ 3,325	3,445,531
Macy’s Retail Holdings, Inc., Gtd. Notes	Ba2	5.350%	03/15/12	1,800	1,838,250
Macy’s Retail Holdings, Inc., Gtd. Notes	Ba2	5.875%	01/15/13	7,800	8,014,500
Target Corp., Sr. Unsec’d. Notes	A2	6.500%	10/15/37	800	877,228
Target Corp., Sr. Unsec’d. Notes	A2	7.000%	01/15/38	1,870	2,181,819

					19,677,510

Structured Notes — 1.3%
Dow Jones CDX North America High Yield, Pass-thru Certs., 144A Ser. 5-T3	Caa3	8.250%	12/29/10	7,488	7,834,398
Ser. 6-T1	Caa3	8.625%	06/29/11	8,570	9,426,450

					17,260,848

Technology — 2.6%
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes, 144A(d)	B2	8.125%	12/15/17	1,530	1,524,263
Affiliated Computer Services, Inc., Sr. Unsec’d. Notes	Ba2	4.700%	06/01/10	5,785	5,835,619
Amphenol Corp., Sr. Unsec’d. Notes	Baa3	4.750%	11/15/14	2,475	2,475,869
Arrow Electronics, Inc., Sr. Unsec’d. Notes	Baa3	6.000%	04/01/20	3,400	3,363,834
Cisco Systems, Inc., Sr. Unsec’d. Notes	A1	4.450%	01/15/20	4,650	4,561,576
FISERV, Inc., Gtd. Notes	Baa2	6.125%	11/20/12	1,600	1,742,194
Motorola, Inc., Sr. Unsec’d. Notes	Baa3	8.000%	11/01/11	121	129,408
Oracle Corp., Sr. Unsec’d. Notes(d)	A2	6.125%	07/08/39	1,100	1,155,038
Seagate Technology HDD Holdings (Cayman Islands), Gtd. Notes	Ba3	6.375%	10/01/11	2,115	2,152,012
Sensata Technologies BV (Netherlands), Gtd. Notes	Caa2	8.000%	05/01/14	4,370	4,282,600
Stats ChipPAC Ltd. (Singapore), Gtd. Notes	Ba1	6.750%	11/15/11	2,500	2,515,625
SunGard Data Systems, Inc., Gtd. Notes(d)	Caa1	10.250%	08/15/15	2,610	2,779,650
Xerox Corp., Sr. Unsec’d. Notes	Baa2	4.250%	02/15/15	2,000	1,986,058
Xerox Corp., Sr. Unsec’d. Notes	Baa2	5.500%	05/15/12	870	919,433

					35,423,179

Telecommunications — 3.2%
AT&T Corp., Gtd. Notes	A2	8.000%	11/15/31	3,915	4,778,328
British Telecommunications PLC (United Kingdom), Sr. Unsec’d. Notes	Baa2	9.625%	12/15/30	328	417,943
CC Holdings GS V LLC, Sr. Sec’d. Notes, 144A	Baa3	7.750%	05/01/17	3,000	3,195,000
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec’d. Notes	A2	8.500%	11/15/18	2,960	3,671,531
CenturyTel, Inc., Sr. Unsec’d. Notes, Ser. P(d)	Baa3	7.600%	09/15/39	1,250	1,281,046
Embarq Corp., Sr. Unsec’d. Notes (original cost $8,523,664; purchased date 05/12/06-01/12/09)(b)(g)	Baa3	7.082%	06/01/16	9,000	9,941,202
Qwest Capital Funding, Inc., Gtd. Notes	B1	7.250%	02/15/11	1,925	1,953,875
Qwest Corp., Sr. Unsec’d. Notes	Ba1	8.375%	05/01/16	1,100	1,179,750
Qwest Corp., Sr. Unsec’d. Notes	Ba1	8.875%	03/15/12	3,300	3,547,500
Sprint Capital Corp., Gtd. Notes(d)	Ba3	7.625%	01/30/11	5,235	5,359,331
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	4.875%	10/01/10	3,400	3,479,890
Telefonica Emisiones Sau (Spain), Gtd. Notes	Baa1	7.045%	06/20/36	5	5,709
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	6.350%	04/01/19	900	992,907
Windstream Corp., Gtd. Notes, 144A	Ba3	7.875%	11/01/17	3,750	3,703,125

					43,507,137

Tobacco — 0.7%
Altria Group, Inc., Gtd. Notes(e)	Baa1	9.950%	11/10/38	6,005	7,827,578
Lorillard Tobacco Co., Sr. Unsec’d. Notes(d)	Baa2	8.125%	06/23/19	2,075	2,281,226

					10,108,804

TOTAL CORPORATE BONDS (cost $622,143,084)					643,360,555

FOREIGN AGENCIES — 1.7%
DP World Ltd. (United Arab Emirates), Sr. Unsec’d. Notes, MTN, Reg.- S.	Ba1	6.850%	07/02/37	4,470	3,352,500

SEE NOTES TO FINANCIAL STATEMENTS.

A33

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

FOREIGN AGENCIES (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

DP World Ltd. (United Arab Emirates), Sr. Unsec’d. Notes, 144A	Ba1	6.850%	07/02/37	$190	$146,152
Export-Import Bank of Korea (South Korea)	A2	5.875%	01/14/15	2,230	2,393,040
Export-Import Bank of Korea (South Korea)	A2	8.125%	01/21/14	820	951,928
GAZ Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa1	6.510%	03/07/22	4,740	4,348,950
GAZ Capital SA (Luxembourg), Sr. Unsec’d. Notes, 144A	Baa1	8.125%	07/31/14	2,810	2,978,600
GAZ Capital SA (Luxembourg), Sr. Unsec’d. Notes, Reg. - S.	Baa1	9.250%	04/23/19	2,055	2,291,325
GAZ Capital SA For Gazprom (Luxembourg), Sr. Unsec’d. Notes, Reg. - S.	Baa1	8.125%	07/31/14	600	640,500
Gazprom International SA (Luxembourg), Gtd. Notes, 144A	BBB+(c)	7.201%	02/01/20	1,671	1,702,697
Korea Expressway Corp. (South Korea), 144A	A2	4.500%	03/23/15	2,825	2,878,336
National Power Corp. (Philippines), Gtd. Notes., 144A(a)	BB-(c)	4.517%	08/23/11	1,530	1,591,200

TOTAL FOREIGN AGENCIES (cost $21,684,839)					23,275,228

MUNICIPAL BONDS — 0.7%
New Jersey State Turnpike Authority, Build America Bonds	A3	7.414%	01/01/40	2,050	2,310,760
State of California, Buid America Bonds	Baa1	7.300%	10/01/39	3,500	3,307,780
State of California, Build America Bonds(d)	Baa1	7.550%	04/01/39	2,205	2,166,368
University of California Rev., Build America Bonds	Aa1	5.770%	05/15/43	1,400	1,367,492

TOTAL MUNICIPAL BONDS (cost $9,020,462)					9,152,400

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 3.7%
ACE Securities Corp., Ser. 2004-FM1, Class M1(a)	Aa2	1.131%	09/25/33	2,267	1,777,488
Ameriquest Mortgage Securities, Inc. Ser. 2001-2, Class M3(a)	Baa2	3.156%	10/25/31	702	399,457
Ser. 2003-AR3, Class M6(a)(b)	Ba3	5.380%	10/25/33	1,600	205,536
Ser. 2004-R8, Class M1(a)	Aa1	0.871%	09/25/34	950	697,341
Amortizing Residential Collateral Trust, Ser. 2002-BC7, Class M2(a)	CC(c)	1.581%	10/25/32	134	10,211
Argent Securities, Inc., Ser. 2003-W2, Class M4(a)	Baa1	5.169%	09/25/33	2,400	1,157,494
Asset Backed Funding Certificates, Ser. 2004-OPT1, Class M1(a)	Aa2	1.281%	08/25/33	2,592	1,895,056
Asset Backed Securities Corp. Home Equity, Ser. 2003-HE3, Class M1(a)	Aa3	1.478%	06/15/33	1,994	1,497,424
CDC Mortgage Capital Trust, Ser. 2002-HE3, Class M2(a)	Ca	3.606%	03/25/33	348	23,714
Centex Home Equity, Ser. 2004-B, Class AF6	Aaa	4.186%	03/25/34	1,300	1,150,044
Citigroup Mortgage Loan Trust, Inc., Ser. 2004-RES1, Class M3(a)	A3	1.311%	11/25/34	239	106,018
Countrywide Asset-Backed Certificates, Ser. 2004-12, Class MV3(a)	Aa3	0.891%	03/25/35	2,670	1,679,610
CS First Boston Mortgage Securities Corp., Ser. 2002-HE4, Class M2(a)	B2	2.481%	08/25/32	159	28,423
Equity One ABS, Inc., Ser. 2004-3, Class M1	Aa2	5.700%	07/25/34	1,300	989,391
FBR Securitization Trust, Ser. 2005-2, Class M1(a)	A1	0.711%	09/25/35	3,600	2,469,547
First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF6, Class M2(a)	A1	0.671%	05/25/36	2,575	855,882
Fremont Home Loan Trust, Ser. 2003-B, Class M1(a)	Aa3	1.281%	12/25/33	382	283,038
GSAMP Trust, Ser. 2004-FM1, Class M1(a)	Aaa	1.206%	11/25/33	4,075	3,341,532
HFC Home Equity Loan Asset Backed Certificates Ser. 2004-1, Class A(a)	Aaa	0.583%	09/20/33	2,114	1,884,176
Ser. 2004-1, Class M(a)	Aa2	0.753%	09/20/33	1,916	1,637,328
Ser. 2006-1, Class M1(a)	Aa1	0.513%	01/20/36	1,227	1,054,245
Ser. 2006-2, Class A1(a)	Aaa	0.383%	03/20/36	340	299,019
Ser. 2006-2, Class A2(a)	Aaa	0.413%	03/20/36	413	363,705
IXIS Real Estate Capital Trust, Ser. 2006-HE1, Class A4(a)	Caa2	0.531%	03/25/36	3,200	1,066,212
Long Beach Mortgage Loan Trust, Ser. 2004-1, Class M1(a)	Aa1	0.731%	02/25/34	4,250	2,999,566
Merrill Lynch Mortgage Investors, Inc., Ser. 2004-OPT1, Class A1A(a)	AAA(c)	0.491%	06/25/35	3,249	2,538,626
Morgan Stanley ABS Capital I Ser. 2002-NC6, Class M2(a)	B3	3.381%	11/25/32	174	36,801
Ser. 2003-HE1, Class M1(a)	Aa2	1.431%	05/25/33	2,141	1,639,566
Ser. 2004-NC1, Class M1(a)	Aa2	0.931%	12/25/33	1,193	879,185
Ser. 2004-OP1, Class M1(a)	Aa1	0.811%	11/25/34	3,688	2,817,759

SEE NOTES TO FINANCIAL STATEMENTS.

A34

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Ser. 2004-WMC1, Class M1(a)	Aa1	1.161%	06/25/34	$3,176	$2,251,742
Ser. 2004-WMC2, Class M1(a)	Aa1	1.146%	07/25/34	3,299	2,504,376
New Century Home Equity Loan Trust Ser. 2003-4, Class M1(a)	Aa2	1.356%	10/25/33	5,016	3,716,162
Ser. 2004-4, Class M1(a)	Aa1	0.741%	02/25/35	3,524	3,103,478
Residential Asset Mortgage Products, Inc., Ser. 2004-RS12, Class MII2(a)(b)	Aa3	1.031%	12/25/34	1,546	1,411,189
Residential Asset Securities Corp., Ser. 2004-KS1, Class AI5	Aaa	5.221%	02/25/34	1,000	753,782
Saxon Asset Securities Trust, Ser. 2002-3, Class M1(a)	Aaa	1.356%	12/25/32	849	680,655
Securitized Asset Backed Receivables LLC Trust, Ser. 2006-FR1, Class M1(a)	Caa1	0.631%	11/25/35	2,000	111,957
Structured Asset Securities Corp., Ser. 2002-HF2, Class M3(a)(b)	CC(c)	3.231%	07/25/32	1,345	658,838

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $62,613,783)					50,975,573

SOVEREIGNS — 1.1%
Government of Hungary (Hungary), Ser. 15/A	Baa1	8.000%	02/12/15	HUF 693,400	3,720,364
Government of Jamaica (Jamaica)	Caa1	11.000%	07/27/12	EUR 620	799,920
Peru Government International Bond (Cayman Islands), Sr. Sec’d. Notes, 144A(i)	Ba1	6.350%	05/31/18	1,647	1,257,692
Poland Government International Bond (Poland)	A2	6.375%	07/15/19	1,550	1,685,909
Qatar Government International Bond (Qatar), 144A(d)	Aa2	6.400%	01/20/40	2,445	2,457,225
Republic of Poland (Poland), Ser. 1015	A2	6.250%	10/24/15	PLN 9,910	3,506,060
South Africa Government International Bond (South Africa)	A3	7.375%	04/25/12	600	658,500
Ukraine Government International Bond (Ukraine)	B2	6.385%	06/26/12	1,340	1,139,000

TOTAL SOVEREIGNS (cost $15,455,016)					15,224,670

U.S. GOVERNMENT AGENCY OBLIGATION — 0.1%
Federal National Mortgage Association (cost $1,332,952)(d)		2.625%	11/20/14	1,340	1,329,610

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES — 12.7%
Federal Home Loan Mortgage Corporation		4.500%	02/01/19	1,287	1,340,508
Federal Home Loan Mortgage Corporation		5.000%	07/01/19-12/01/19	3,001	3,162,119
Federal Home Loan Mortgage Corporation		5.500%	10/01/33-06/01/34	4,008	4,255,662
Federal Home Loan Mortgage Corporation		5.500%	TBA 30 YR	23,000	24,092,500
Federal Home Loan Mortgage Corporation		6.000%	11/01/33-06/01/34	4,548	4,857,367
Federal Home Loan Mortgage Corporation		6.500%	07/01/32-09/01/32	2,140	2,311,162
Federal Home Loan Mortgage Corporation		7.000%	10/01/32-11/01/33	3,850	4,238,653
Federal National Mortgage Association		4.000%	05/01/19	960	980,658
Federal National Mortgage Association		4.500%	06/01/18-02/01/35	10,417	10,841,873
Federal National Mortgage Association		5.000%	01/01/19-01/01/20	5,759	6,064,903
Federal National Mortgage Association(a)		5.198%	10/01/37	8,332	8,742,220
Federal National Mortgage Association		5.500%	12/01/16-09/01/34	18,004	19,012,184
Federal National Mortgage Association		6.000%	09/01/17-03/01/38	16,532	17,674,615
Federal National Mortgage Association		6.000%	TBA 30 YR	25,500	27,006,081
Federal National Mortgage Association		6.500%	12/01/14-10/01/37	17,231	18,521,831
Federal National Mortgage Association		7.000%	05/01/32-06/01/32	415	458,304
Government National Mortgage Association		5.500%	01/15/33-01/15/36	7,461	7,869,918
Government National Mortgage Association		6.000%	12/15/32-11/15/34	6,304	6,722,953
Government National Mortgage Association		6.500%	09/15/32-11/15/33	4,050	4,351,102
Government National Mortgage Association		7.500%	10/15/25-02/15/26	140	157,180

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES (cost $167,680,884)					172,661,793

SEE NOTES TO FINANCIAL STATEMENTS.

A35

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

U.S. GOVERNMENT TREASURY SECURITIES — 0.5%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Treasury Notes(d)	0.750%	11/30/11	$3,000	$2,980,431
U.S. Treasury Notes(d)	3.375%	11/15/19	2,860	2,750,977
U.S. Treasury Strips Coupon(i)	4.860%	08/15/24	1,000	495,664

TOTAL U.S. GOVERNMENT TREASURY SECURITIES (cost $6,356,338)				6,227,072

TOTAL LONG-TERM INVESTMENTS (cost $1,211,097,417)				1,249,810,305

			Shares
SHORT-TERM INVESTMENTS — 16.2%
AFFILIATED MUTUAL FUNDS
Dryden Core Investment Fund — Short-Term Bond Series(j) (cost $164,700,915)			16,649,555	142,520,193
Dryden Core Investment Fund — Taxable Money Market Series(j)(k) (cost $78,783,202; includes $67,999,531 of cash collateral received for securities on loan)			78,783,202	78,783,202

TOTAL SHORT-TERM INVESTMENTS (cost $243,484,117)				221,303,395

TOTAL INVESTMENTS (l) — 107.9% (cost $1,454,581,534)				1,471,113,700
LIABILITIES IN EXCESS OF OTHER ASSETS(m) (7.9)%				(107,644,681)

NET ASSETS — 100.0%				$1,363,469,019

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
NOK	Norwegian Krone
NZD	New Zealand Dollar
PIK	Payment in Kind
PLN	Polish Zloty
SEK	Swedish Krona
TBA	To Be Announced

†	The ratings reflected are as of December 31, 2009. Ratings of certain bonds may have changed subsequent to that date.

#	Principal amount shown in U.S. dollars unless otherwise stated.

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2009.

(b)	Indicates a security that has been deemed illiquid.

(c)	Standard & Poor’s Rating

(d)	All or a portion of security is on loan. The aggregate market value of such securities is $66,383,884; cash collateral of $67,999,531 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(e)	Security segregated as collateral for swap contracts.

(f)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.

(g)	Indicates a restricted security; the aggregate original cost of such securities is $11,980,135. The aggregate value of $14,007,042 is approximately 1.0% of net assets.

(h)	Security segregated as collateral for futures contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

A36

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

(i)	Represents zero coupon bond. Rate shown reflects the effective yield at December 31, 2009.

(j)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series and the Dryden Core Investment Fund—Short-Term Bond Series.

(k)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(l)	As of December 31, 2009, 1 security representing $3,372,924 and 0.2% of the net assets was fair valued in accordance with the policies adopted by the Board of Trustees.

(m)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, interest rate and credit default swap agreements as follows:

Open futures contracts outstanding at December 31, 2009:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2009	Unrealized Appreciation/ (Depreciation)
Long Positions:
11	Euro 10 Yrs. Bonds	Mar. 2010	$1,941,065	$1,911,048	$(30,017)
235	U.S. Treasury 10 Yrs. Notes	Mar. 2010	27,209,692	27,131,484	(78,208)
340	U.S. Treasury 2 Yrs. Notes	Mar. 2010	73,777,543	73,530,313	(247,230)
425	U.S. Treasury 5 Yrs. Notes	Mar. 2010	48,643,413	48,612,695	(30,718)
507	U.S. Long Bonds	Mar. 2010	59,445,617	58,495,125	(950,492)

					(1,336,665)

Short Position:
20	Australian 10 Yrs. Bonds	Mar. 2010	1,855,897	1,828,925	26,972

					$(1,309,693)

Forward foreign currency exchange contracts outstanding at December 31, 2009:

Foreign Currency Contract	Counterparty	Notional Amount (000)	Payable at Settlement Date	Value at December 31, 2009	Unrealized Appreciation/ (Depreciation)
Purchased:
Australian Dollar expiring 01/20/10	JPMorgan Chase & Co.	AUD 759	$680,900	$681,027	$127
British Pound expiring 01/22/10	Citibank N.A.	GBP 841	1,363,700	1,357,669	(6,031)
Canadian Dollar expiring 01/19/10	Morgan Stanley	CAD 2,785	2,623,615	2,662,905	39,290
Euro expiring 01/22/10	Citibank N.A.	EUR 119	170,383	170,146	(237)
Hungarian Forint expiring 01/21/10	JPMorgan Chase & Co.	HUF 129,681	680,900	687,718	6,818
Hungarian Forint expiring 01/21/10	Citibank N.A.	HUF 257,125	1,363,700	1,363,570	(130)
New Zealand Dollar expiring 01/21/10	Deutsche Bank Securities Corp.	NZD 1,666	1,198,424	1,207,874	9,450
New Zealand Dollar expiring 01/21/10	JPMorgan Chase & Co.	NZD 1,326	953,300	961,132	7,832
New Zealand Dollar expiring 01/21/10	JPMorgan Chase & Co.	NZD 1,879	1,363,700	1,362,259	(1,441)
Norwegian Krone expiring 01/21/10	Morgan Stanley	NOK 18,708	3,170,775	3,228,149	57,374
Swedish Krona expiring 01/21/10	Morgan Stanley	SEK 13,844	1,893,905	1,935,232	41,327
Swedish Krona expiring 01/21/10	Citibank N.A.	SEK 4,876	680,900	681,629	729
Swedish Krona expiring 01/21/10	Citibank N.A.	SEK 9,716	1,363,700	1,358,116	(5,584)

			$17,507,902	$17,657,426	149,524

SEE NOTES TO FINANCIAL STATEMENTS.

A37

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

Foreign Currency Contract	Counterparty	Notional Amount (000)	Payable at Settlement Date	Value at December 31, 2009	Unrealized Appreciation/ (Depreciation)
Sold:
Australian Dollar expiring 01/20/10	JPMorgan Chase & Co.	AUD 1,556	$1,395,378	$1,394,706	$672
Australian Dollar expiring 01/20/10	JPMorgan Chase & Co.	AUD 1,289	1,156,900	1,155,856	1,044
Australian Dollar expiring 01/20/10	Citibank N.A.	AUD 1,288	1,137,100	1,154,288	(17,188)
British Pound expiring 01/22/10	Citibank N.A.	GBP 2	3,088	3,096	(8)
Hungarian Forint expiring 01/21/10	Citibank N.A.	HUF 212,185	1,088,800	1,125,247	(36,447)
Hungarian Forint expiring 01/21/10	Citibank N.A.	HUF 549,626	2,819,752	2,914,741	(94,989)
New Zealand Dollar expiring 01/21/10	UBS Securities LLC	NZD 1,958	1,365,800	1,419,260	(53,460)
Norwegian Krone expiring 01/21/10	JPMorgan Chase & Co.	NOK 9,607	1,634,700	1,657,736	(23,036)
Swedish Krona expiring 01/21/10	JPMorgan Chase & Co.	SEK 13,712	1,905,500	1,916,761	(11,261)
Polish Zloty expiring 01/21/10	Citibank N.A.	PLN 4,170	1,417,249	1,454,304	(37,055)

			$13,924,267	$14,195,995	(271,728)

					$(122,204)

Interest rate swap agreements outstanding at December 31, 2009:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
Deutsche Bank, AG(a)	5/31/2014	$33,230	2.355%	3 month LIBOR	$(709,172)	$—	$(709,172)

(a)	Portfolio pays the floating rate and receives the fixed rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding as of December 31, 2009:

Counterparty	Termination Date	Notional Amount (000)#(3)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit default swaps on Corporate Issues—Buy Protections(1):
Barclays Bank PLC	6/20/2011	$2,240	5.000%	Gannett Co., Inc. 6.375%, due 04/01/2012	$(111,953)	$(51,117)	$(60,836)
Citibank, N.A.	3/20/2012	6,900	5.000%	XL Capital Ltd. 5.250%, due 09/15/2014	(656,264)	(310,054)	(346,210)
Citibank, N.A.	6/20/2014	5,000	0.700%	United Parcel Service, Inc. 8.375%, due 04/1/2030	(84,951)	—	(84,951)
Citibank, N.A.	6/20/2014	4,800	1.000%	CBS Corp. 4.625%, due 05/15/2018	4,038	337,097	(333,059)
Credit Suisse International	12/20/2012	1,500	1.000%	Gatx Corp. 5.500%, due 2/15/2012	(13,068)	14,931	(27,999)
Credit Suisse International	6/20/2014	2,500	1.000%	Centex Corp. 5.250%, due 06/15/2015	(11,196)	(15,568)	4,372
Credit Suisse International	3/20/2015	4,695	1.000%	Toll Brothers Financial Corp. 5.150%, due 05/15/2015	97,460	38,252	59,208
Deutsche Bank, AG	3/20/2012	1,100	5.000%	Gannett Co., Inc. 6.375%, due 04/01/2012	(70,906)	(26,806)	(44,100)
Deutsche Bank, AG	6/20/2012	3,060	5.000%	Starwood Hotels & Resorts Holdings, Inc. 7.875%, due 05/01/2012	(308,811)	(80,523)	(228,288)
Deutsche Bank, AG	12/20/2012	4,400	1.000%	Block Financial LLC 5.125%, due 10/30/2014	(79,315)	(50,272)	(29,043)

SEE NOTES TO FINANCIAL STATEMENTS.

A38

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

Counterparty	Termination Date	Notional Amount (000)#(3)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank, AG	12/20/2012	$7,800	1.000%	Macy’s Retail Holdings, Inc. 8.000%, due 07/15/2012	$87,158	$293,476	$(206,318)
Deutsche Bank, AG	6/20/2013	6,600	1.000%	Sealed Air Corp. 5.625%, due 07/15/2013	(60,653)	97,851	(158,504)
Deutsche Bank, AG	9/20/2013	2,600	1.000%	Masco Corp. 6.125%, due 10/03/2016	60,759	91,457	(30,698)
Deutsche Bank, AG	3/20/2014	980	7.050%	Starwood Hotels & Resorts Holdings, Inc. 7.875%, due 05/01/2012	(223,095)	—	(223,095)
Deutsche Bank, AG	6/20/2014	7,000	1.000%	R.R. Donnelley & Sons Co. 4.950%, due 04/01/2014	123,313	504,077	(380,764)
Deutsche Bank, AG	3/20/2018	3,700	3.700%	American International Group, Inc. 6.250%, due 05/01/2036	425,861	—	425,861
Goldman Sachs International, Inc.	12/20/2011	3,060	1.000%	Lennar Corp. 6.500%, due 04/15/2016	74,717	110,642	(35,925)
Goldman Sachs International, Inc.	3/20/2014	3,400	6.600%	Simon Propery Group L.P. 5.250%, due 12/01/2016	(733,686)	—	(733,686)
Goldman Sachs International, Inc.	3/20/2014	3,400	0.700%	Duke Energy Corp. 5.650%, due 06/15/2013	(48,971)	—	(48,971)
JPMorgan Chase Bank	6/20/2014	4,150	5.000%	SLM Corp. 5.125%, due 08/27/2012	2,467	723,700	(721,233)
JPMorgan Chase Bank	6/20/2016	3,400	1.500%	Embarq Holdings Co. LLC 7.082%, due 06/01/2016	(150,541)	—	(150,541)
JPMorgan Chase Bank	9/20/2016	4,750	1.000%	R.R. Donnelley & Sons Co. 4.950%, due 04/01/2014	212,873	567,562	(354,689)
JPMorgan Chase Bank	9/20/2019	4,400	1.000%	MeadWestvaco Corp. 7.950%, due 02/15/2031	137,144	84,164	52,980
Merrill Lynch Capital Services, Inc.	9/20/2016	1,000	1.730%	Tyson Foods, Inc. 7.850%, due 04/01/2016	42,602	—	42,602
Morgan Stanley Capital Services, Inc.	6/20/2013	3,700	1.650%	Itraxx Euro zero, due 06/20/2013	(174,401)	(117,396)	(57,005)
Morgan Stanley Capital Services, Inc.	12/20/2019	3,400	1.000%	Arrow Electronics, Inc. 6.875%, due 06/01/2018	47,483	(27,003)	74,486

					$(1,411,936)	$2,184,470	$(3,596,406)

Counterparty	Termination Date	Notional Amount (000)#(3)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
Credit default swaps on Asset-Backed Issues—Buy Protections(1):
Merrill Lynch Capital Services, Inc.	3/25/2036	$842	3.720%	AmeriQuest Mortgage Securities, Inc. Ser. 2006-R1, Class M9, 2.731%, due 03/25/2036	$814,732	$—	$814,732

Counterparty	Termination Date	Implied Credit Spread at December 31, 2009(4)	Notional Amount (000)#(3)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
Credit default swaps on Corporate Issues—Sell Protections(2):
Deutsche Bank, AG	3/20/2010	0.275%	$2,500	5.000%	Arcelor Mittal Co. 6.125%, due 06/01/2018	$30,059	$(115,762)	$145,821

Counterparty	Termination Date	Notional Amount (000)#(3)	Fixed Rate	Reference Entity/Obligation	Fair Value(5)	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
Credit default swaps on Asset-Backed Issues—Sell Protections(2):
Merrill Lynch Capital Services, Inc.	3/25/2036	$842	9.000%	AmeriQuest Mortgage Securities, Inc. Ser. 2006-R1, Class M9, 2.731%, due 03/25/2036	$(790,816)	$—	$(790,816)

SEE NOTES TO FINANCIAL STATEMENTS.

A39

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio entered into credit default swaps as the protection seller on corporate issues and asset-backed issues to take an active short position with respect to the likelihood of a particular issuer’s default.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount up to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities up to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	The fair value of credit default swap agreements on asset-backed securities serve as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occuring as defined under the terms of the agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$67,640,210	$3,372,924
Bank Loans	—	38,824,847	—
Collateralized Mortgage Obligations	—	4,767,501	—
Commercial Mortgage-Backed Securities	—	212,997,922	—
Corporate Bonds	—	643,360,555	—
Foreign Agencies	—	23,275,228	—
Municipal Bonds	—	9,152,400	—
Residential Mortgage-Backed Securities	—	50,975,573	—
Sovereigns	—	15,224,670	—
U.S. Government Agency Obligation	—	1,329,610	—
U.S. Government Mortgage-Backed Securities	—	172,661,793	—
U.S. Government Treasury Securities	—	6,227,072	—
Affiliated Mutual Funds	221,303,395	—	—

	221,303,395	1,246,437,381	3,372,924
Other Financial Instruments*	(1,309,693)	(4,281,961)	23,916

Total	$219,993,702	$1,242,155,420	$3,396,840

SEE NOTES TO FINANCIAL STATEMENTS.

A40

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Asset-Backed Securities	Other Financial Instruments*
Balance as of 12/31/08	$2,023,560	$—	$2,641,021
Realized gain (loss)	(1,642,574)	—	—	**
Change in unrealized appreciation (depreciation)	578,234	(1,418)	(2,617,105)
Earned amortization/accretion	—	1,418	—
Net purchases (sales)	(959,220)	3,372,924	—
Transfers in and/or out of Level 3	—	—	—

Balance as of 12/31/09	$—	$3,372,924	$23,916

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
**	The realized gain earned during the period for other financial instruments was $2,612,480.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 was as follows:

Affiliated Mutual Funds (including 5.0% of collateral received for securities on loan)	16.2%
Commercial Mortgage-Backed Securities	15.6
U.S. Government Mortgage-Backed Securities	12.7
Banking	6.5
Asset-Backed Securities	5.2
Electric	4.4
Residential Mortgage-Backed Securities	3.7
Telecommunications	3.2
Technology	3.0
Healthcare & Pharmaceutical	2.6
Media & Entertainment	2.6
Non-Captive Finance	2.6
Insurance	2.0
Metals	2.0
Capital Goods	1.8
Cable	1.8
Foods	1.7
Foreign Agencies	1.7
Real Estate Investment Trusts	1.4
Retailers	1.4
Paper	1.3
Structured Notes	1.3
Airlines	1.2
Energy – Other	1.1
Sovereigns	1.1
Building Materials & Construction	1.1
Healthcare Insurance	1.0
Packaging	1.0
Chemicals	0.9
Municipal Bonds	0.7
Pipelines & Other	0.7
Tobacco	0.7
Automotive	0.6
Energy – Integrated	0.5
Lodging	0.5
U.S. Government Treasury Securities	0.5
Collateralized Mortgage Obligations	0.4
Consumer	0.4
Gaming	0.4
Aerospace & Defense	0.1
Brokerage	0.1
Railroads	0.1
U.S. Government Agency Obligation	0.1

107.9
Liabilities in excess of other assets	(7.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A41

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative Instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Premium paid for swaps agreements	$2,863,209		Premium received for swaps agreements	$794,501
Credit contracts	Unrealized appreciation on swaps	1,620,062		Unrealized depreciation on swaps	5,046,731
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	164,663		Unrealized depreciation on forward foreign currency exchange contracts	286,867
Interest rate contracts	Due to broker—variation margin	26,972	*	Due to broker—variation margin	1,336,665	*
Interest rate contracts	—	—		Unrealized depreciation on swaps	709,172

Total		$4,674,906			$8,173,936

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Forward Contracts	Swaps	Purchased Options	Written Options	Total
Credit contracts	$—	$—	$644,799	$—	$—	$644,799
Foreign exchange contracts	—	(452,416)	—	—	—	(452,416)
Interest rate contracts	5,789,315	—	1,809,990	(187,350)	79,190	7,491,145

Total	$5,789,315	$(452,416)	$2,454,789	$(187,350)	$79,190	$7,683,528

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value			Futures	Forward Contracts	Swaps	Total
Credit contracts			$—	$—	$(4,777,247)	$(4,777,247)
Foreign exchange contracts			—	(293,111)	—	(293,111)
Interest rate contracts			(7,834,730)	—	(449,477)	(8,284,207)

Total			$(7,834,730)	$(293,111)	$(5,226,724)	$(13,354,565)

For the year ended December 31, 2009, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options (Cost)	Written Options (Premium Received)	Futures Long Position (Value at Trade Date)	Futures Short Position (Value at Trade Date)	Forward Currency Contracts—Purchased (Value at Settlement Date Payable)	Forward Currency Contracts—Sold (Value at Settlement Date Receivable)
$9,203	$3,757	$161,547,212	$28,971,015	$8,255,159	$11,426,539

Interest Rate Swaps (Notional Amount in USD (000))	Credit Default Swaps as Buyer (Notional Amount in USD (000))	Credit Default Swaps as Writer (Notional Amount in USD (000))
$52,763	$54,719	$7,724

SEE NOTES TO FINANCIAL STATEMENTS.

A42

DIVERSIFIED BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments, at value including securities on loan of $66,383,884:
Unaffiliated investments (cost $1,211,097,417)	$1,249,810,305
Affiliated investments (cost $243,484,117)	221,303,395
Cash	1,301,596
Receivable for investments sold	23,624,548
Dividends and interest receivable	13,658,667
Premium paid for swaps agreements	2,863,209
Unrealized appreciation on swaps	1,620,062
Unrealized appreciation on forward foreign currency exchange contracts	164,663
Receivable for Series shares sold	40,810
Prepaid expenses	13,633

Total Assets	1,514,400,888

LIABILITIES
Payable for investments purchased	74,976,408
Collateral for securities on loan	67,999,531
Unrealized depreciation on swaps	5,755,903
Premium received for swaps agreements	794,501
Management fee payable	462,592
Due to broker—variation margin	407,874
Unrealized depreciation on forward foreign currency exchange contracts	286,867
Accrued expenses and other liabilities	132,384
Payable for Series shares repurchased	108,981
Deferred trustees’ fees	6,233
Affiliated transfer agent fee payable	595

Total Liabilities	150,931,869

NET ASSETS	$1,363,469,019

Net assets were comprised of:
Paid-in capital	$1,329,937,441
Retained earnings	33,531,578

Net assets, December 31, 2009	$1,363,469,019

Net asset value and redemption price per share, $1,363,469,019 / 122,149,049 outstanding shares of beneficial interest	$11.16

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

INVESTMENT INCOME
Interest	$60,004,476
Affiliated dividend income	2,659,194
Affiliated income from securities loaned, net	197,592

62,861,262

EXPENSES
Management fee	4,808,368
Custodian’s fees and expenses	190,000
Shareholders’ reports	120,000
Audit fee	33,000
Trustees’ fees	22,000
Insurance expenses	21,000
Commitment fee on syndicated credit agreement	10,000
Legal fees and expenses	10,000
Transfer agent’s fee and expenses (including affiliated expense of $3,600) (Note 4)	10,000
Loan interest expense (Note 8)	21
Miscellaneous	11,811

Total expenses	5,236,200

NET INVESTMENT INCOME	57,625,062

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated: $(72,467))	9,716,123
Futures transactions	5,789,315
Swap agreement transactions	2,454,789
Foreign currency transactions	270,625
Written options transactions	79,190

18,310,042

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $20,049,476)	161,506,328
Futures	(7,834,730)
Swaps	(5,226,724)
Foreign currencies	(265,100)

148,179,774

NET GAIN ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	166,489,816

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$224,114,878

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$57,625,062	$60,447,814
Net realized gain on investments, swaps and foreign currencies	18,310,042	20,953,008
Net change in unrealized appreciation (depreciation) on investments, swaps and foreign currencies	148,179,774	(123,991,687)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	224,114,878	(42,590,865)

DISTRIBUTIONS	(77,854,926)	(72,614,494)

SERIES SHARE TRANSACTIONS:
Series shares sold [10,352,324 and 9,801,318 shares, respectively]	113,677,834	102,899,591
Series shares issued in reinvestment of dividends and distributions [7,526,024 and 7,018,378 shares, respectively]	77,854,926	72,614,494
Series shares repurchased [10,529,843 and 13,831,055 shares, respectively]	(109,159,405)	(143,763,704)

NET INCREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	82,373,355	31,750,381

TOTAL INCREASE (DECREASE) IN NET ASSETS	228,633,307	(83,454,978)
NET ASSETS:
Beginning of year	1,134,835,712	1,218,290,690

End of year	$1,363,469,019	$1,134,835,712

SEE NOTES TO FINANCIAL STATEMENTS.

A43

EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 98.2%
COMMON STOCKS — 97.5%	Shares	Value (Note 2)

Aerospace & Defense — 1.1%
Precision Castparts Corp.	192,000	$21,187,200
United Technologies Corp.	191,800	13,312,838

		34,500,038

Auto Components — 0.9%
Goodyear Tire & Rubber Co. (The)*	1,936,800	27,308,880

Beverages — 0.7%
PepsiCo, Inc.	378,358	23,004,166

Biotechnology — 2.1%
Celgene Corp.*	545,320	30,363,418
Gilead Sciences, Inc.*	842,400	36,459,072

		66,822,490

Capital Markets — 5.9%
Bank of New York Mellon Corp. (The)	814,878	22,792,138
Charles Schwab Corp. (The)	1,506,530	28,352,894
Goldman Sachs Group, Inc. (The)	516,231	87,160,442
Morgan Stanley	1,056,700	31,278,320
TD Ameritrade Holding Corp.*(a)	1,000,100	19,381,938

		188,965,732

Chemicals — 1.0%
Dow Chemical Co. (The)	1,123,600	31,045,068

Commercial Banks — 0.6%
KeyCorp	3,305,300	18,344,415

Commercial Services & Supplies — 1.2%
Waste Management, Inc.	1,131,800	38,266,158

Communications Equipment — 3.5%
Cisco Systems, Inc.*	1,572,569	37,647,302
Juniper Networks, Inc.*(a)	481,400	12,838,938
QUALCOMM, Inc.	1,331,170	61,579,924

		112,066,164

Computers & Peripherals — 5.6%
Apple, Inc.*	412,466	86,972,581
Hewlett-Packard Co.	1,047,760	53,970,117
NetApp, Inc.*(a)	1,116,600	38,399,874

		179,342,572

Consumer Finance — 1.1%
SLM Corp.*	3,138,700	35,373,149

Diversified Consumer Services — 2.4%
Career Education Corp.*(a)	1,301,400	30,335,634
H&R Block, Inc.	1,981,200	44,814,744

		75,150,378

Diversified Financial Services — 1.3%
Bank of America Corp.	1,604,400	24,162,264
JPMorgan Chase & Co.	450,900	18,789,003

		42,951,267

Electronic Components — 0.6%
Flextronics International Ltd. (Singapore)*	2,521,342	18,431,010

COMMON STOCKS (continued)	Shares	Value (Note 2)

Energy Equipment & Services — 2.3%
National Oilwell Varco, Inc.	584,090	$25,752,528
Schlumberger Ltd. (Netherlands)	749,400	48,778,446

		74,530,974

Food & Staples Retailing — 2.6%
Costco Wholesale Corp.	486,200	28,768,454
CVS Caremark Corp.	774,900	24,959,529
Kroger Co. (The)	1,420,500	29,162,865

		82,890,848

Food Products — 4.0%
Bunge Ltd. (Bermuda)(a)	493,500	31,500,105
ConAgra Foods, Inc.	1,409,500	32,488,975
Tyson Foods, Inc. (Class A Stock)	2,664,600	32,694,642
Unilever PLC (United Kingdom)	928,700	29,769,757

		126,453,479

Healthcare Equipment & Supplies — 2.9%
Alcon, Inc. (Switzerland)(a)	357,000	58,672,950
Baxter International, Inc.	572,300	33,582,564

		92,255,514

Healthcare Providers & Services — 5.1%
Aetna, Inc.	707,800	22,437,260
Express Scripts, Inc.*	66,700	5,766,215
Medco Health Solutions, Inc.*	904,300	57,793,813
Omnicare, Inc.	1,590,900	38,467,962
WellPoint, Inc.*	663,300	38,663,757

		163,129,007

Hotels, Restaurants & Leisure — 0.6%
Yum! Brands, Inc.	550,600	19,254,482

Household Products — 0.7%
Colgate-Palmolive Co.	290,800	23,889,220

Independent Power Producers & Energy Traders — 0.9%
NRG Energy, Inc.*(a)	1,248,800	29,484,168

Insurance — 0.7%
Travelers Cos., Inc. (The)	464,400	23,154,984

Internet & Catalog Retail — 2.4%
Amazon.com, Inc.*	575,500	77,416,260

Internet Software & Services — 4.8%
Baidu, Inc., ADR (Cayman Islands)*(a)	54,732	22,507,440
Google, Inc. (Class A Stock)*	149,900	92,935,002
IAC/InterActiveCorp*(a)	1,824,050	37,356,544

		152,798,986

IT Services — 3.2%
MasterCard, Inc. (Class A Stock)(a)	177,100	45,334,058
Visa, Inc. (Class A Stock)(a)	637,230	55,732,136

		101,066,194

Media — 3.4%
Comcast Corp. (Class A Stock)	2,299,820	38,774,965
Liberty Global, Inc. (Class C Stock)*(a)	1,386,250	30,289,563
Walt Disney Co. (The)	1,244,180	40,124,805

		109,189,333

SEE NOTES TO FINANCIAL STATEMENTS.

A44

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Metals & Mining — 2.1%
Freeport-McMoRan Copper & Gold, Inc.*	420,360	$33,750,705
Kinross Gold Corp. (Canada)(a)	1,846,600	33,977,440

		67,728,145

Multi-Line Retail — 0.9%
Kohl’s Corp.*	513,700	27,703,841

Multi-Utilities — 1.1%
Sempra Energy	629,986	35,266,616

Oil, Gas & Consumable Fuels — 11.7%
Apache Corp.	467,100	48,190,707
Canadian Natural Resources Ltd. (Canada)	469,500	33,780,525
EOG Resources, Inc.	342,900	33,364,170
Hess Corp.	166,600	10,079,300
Noble Energy, Inc.	307,100	21,871,662
Occidental Petroleum Corp.	1,146,900	93,300,315
Petroleo Brasileiro SA, ADR (Brazil)	964,000	45,963,520
Suncor Energy, Inc. (XNYS) (Canada)	157,500	5,561,325
Suncor Energy, Inc. (XTSE) (Canada)	922,547	32,823,038
Williams Cos., Inc. (The)	1,607,100	33,877,668
XTO Energy, Inc.	341,478	15,888,971

		374,701,201

Pharmaceuticals — 5.2%
Abbott Laboratories	460,305	24,851,867
Novartis AG, ADR (Switzerland)(a)	546,400	29,740,552
Pfizer, Inc.	1,304,400	23,727,036
Sanofi-Aventis SA, ADR (France)(a)	828,400	32,531,268
Shire PLC, ADR (United Kingdom)(a)	335,500	19,693,850
Teva Pharmaceutical Industries Ltd., ADR (Israel)	611,700	34,365,306

		164,909,879

Road & Rail — 1.9%
Union Pacific Corp.	933,900	59,676,210

Semiconductors & Semiconductor Equipment — 2.4%
Advanced Micro Devices, Inc.*(a)	5,177,400	50,117,232
Intel Corp.	1,346,900	27,476,760

		77,593,992

Software — 7.6%
Adobe Systems, Inc.*	1,359,400	49,998,732
CA, Inc.	2,123,100	47,684,826
Microsoft Corp.	2,275,600	69,383,044
Symantec Corp.*	2,860,400	51,172,556
VMware, Inc. (Class A Stock)*(a)	611,700	25,923,846

		244,163,004

Textiles, Apparel & Luxury Goods — 1.9%
Coach, Inc.	699,100	25,538,123
NIKE, Inc. (Class B Stock)(a)	533,030	35,217,292

		60,755,415

COMMON STOCKS (continued)	Shares	Value (Note 2)

Wireless Telecommunication Services — 1.1%
NII Holdings, Inc.*	1,045,985	$35,124,176

TOTAL COMMON STOCKS (cost $2,367,080,432)		3,114,707,415

PREFERRED STOCK — 0.7%
Diversified Financial Services
Bank of America Corp. Common Equivalent Securities, 10.00%, CVT (cost $22,599,752)	1,502,000	22,409,840

TOTAL LONG-TERM INVESTMENTS (cost $2,389,680,184)		3,137,117,255

SHORT-TERM INVESTMENT — 10.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $332,803,820; includes $256,064,708 of cash collateral for securities on loan)(b)(w) (Note 4)	332,803,820	332,803,820

TOTAL INVESTMENTS(o) — 108.6% (cost $2,722,484,004)		3,469,921,075
LIABILITIES IN EXCESS OF OTHER ASSETS — (8.6)%		(274,381,071)

NET ASSETS — 100.0%		$3,195,540,004

The following abbreviations are used in Portfolio descriptions:

ADR	American Depositary Receipt
CVT	Convertible Security
XNYS	New York Stock Exchange
XTSE	Toronto Stock Exchange

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $248,151,005; cash collateral of $256,064,708 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(o)	As of December 31, 2009, one security representing $29,769,757 and 0.9% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A45

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$3,084,937,658	$29,769,757	$—
Preferred Stock	22,409,840	—	—
Affiliated Money Market Mutual Fund	332,803,820	—	—

	3,440,151,318	29,769,757	—
Other Financial Instruments*	—	—	—

Total	$3,440,151,318	$29,769,757	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Oil, Gas & Consumable Fuels	11.7%
Affiliated Money Market Mutual Fund (8.0% represents investments purchased with collateral from securities on loan)	10.4
Software	7.6
Capital Markets	5.9
Computers & Peripherals	5.6
Pharmaceuticals	5.2
Healthcare Providers & Services	5.1
Internet Software & Services	4.8
Food Products	4.0
Communications Equipment	3.5
Media	3.4
IT Services	3.2
Healthcare Equipment & Supplies	2.9
Food & Staples Retailing	2.6
Semiconductors & Semiconductor Equipment	2.4
Internet & Catalog Retail	2.4
Diversified Consumer Services	2.4
Energy Equipment & Services	2.3
Metals & Mining	2.1
Biotechnology	2.1
Diversified Financial Services	2.0
Textiles, Apparel & Luxury Goods	1.9
Road & Rail	1.9
Commercial Services & Supplies	1.2
Consumer Finance	1.1
Multi-Utilities	1.1
Wireless Telecommunication Services	1.1
Aerospace & Defense	1.1
Chemicals	1.0
Independent Power Producers & Energy Traders	0.9

Multi-Line Retail	0.9%
Auto Components	0.9
Household Products	0.7
Insurance	0.7
Beverages	0.7
Hotels, Restaurants & Leisure	0.6
Electronic Components	0.6
Commercial Banks	0.6

108.6
Liabilities in excess of other assets	(8.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A46

EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES December 31, 2009

ASSETS
Investments at value, including securities on loan of $248,151,005:
Unaffiliated investments (cost $2,389,680,184)	$3,137,117,255
Affiliated investments (cost $332,803,820)	332,803,820
Cash	5,231,674
Receivable for investments sold	39,648,244
Dividends receivable	3,072,746
Receivable for Series shares sold	24,929
Prepaid expenses	26,956

Total Assets	3,517,925,624

LIABILITIES
Collateral for securities on loan	256,064,708
Payable for investments purchased	64,415,500
Management fee payable	1,209,469
Payable for Series shares repurchased	367,292
Accrued expenses and other liabilities	313,161
Payable to custodian	13,177
Deferred trustees’ fees	1,577
Affiliated transfer agent fees payable	595
Distribution fee payable	88
Administration fee payable	53

Total Liabilities	322,385,620

NET ASSETS	$3,195,540,004

Net assets were comprised of:
Paid-in capital	$3,238,063,916
Retained earnings	(42,523,912)

Net assets, December 31, 2009	$3,195,540,004

Class I:
Net asset value and redemption price per share, $3,195,121,901 / 143,295,948 outstanding shares of beneficial interest	$22.30

Class II:
Net asset value and redemption price per share, $418,103 / 18,616 outstanding shares of beneficial interest	$22.46

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $958,775 foreign withholding tax)	$35,882,300
Affiliated income from securities lending, net	1,212,345
Affiliated dividend income	398,941

37,493,586

EXPENSES
Management fee	12,194,789
Distribution fee—Class II	891
Administration fee—Class II	535
Custodian’s fees and expenses	397,000
Shareholders’ reports	310,000
Insurance expenses	55,000
Trustees’ fees	43,000
Commitment fee on syndicated credit agreement	22,000
Audit fee	20,000
Legal fees and expenses	19,000
Transfer agent’s fees and expenses (including affiliated expense of $3,600) (Note 4)	10,000
Miscellaneous	18,793

Total expenses	13,091,008

NET INVESTMENT INCOME	24,402,578

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(316,965,250)
Foreign currency transactions	(169,716)

(317,134,966)

Net change in unrealized appreciation (depreciation) on:
Investments	1,193,076,920
Foreign currencies	(9,550)

1,193,067,370

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	875,932,404

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$900,334,982

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$24,402,578	$43,413,611
Net realized loss on investment and foreign currency transactions	(317,134,966)	(413,360,852)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,193,067,370	(1,236,215,453)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	900,334,982	(1,606,162,694)

DISTRIBUTIONS
Class I	(43,394,722)	(436,963,357)
Class II	(3,037)	(63,526)

TOTAL DISTRIBUTIONS	(43,397,759)	(437,026,883)

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold	26,713,318	31,235,697
Series shares issued in reinvestment of distributions	43,397,759	437,026,883
Series shares repurchased	(252,864,006)	(328,918,685)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(182,752,929)	139,343,895

TOTAL INCREASE (DECREASE) IN NET ASSETS	674,184,294	(1,903,845,682)
NET ASSETS:
Beginning of year	2,521,355,710	4,425,201,392

End of year	$3,195,540,004	$2,521,355,710

SEE NOTES TO FINANCIAL STATEMENTS.

A47

FLEXIBLE MANAGED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 93.6%
COMMON STOCKS — 62.3%	Shares	Value (Note 2)

Aerospace & Defense — 2.2%
Alliant Techsystems, Inc.(a)(b)	53,700	$4,740,099
Dyncorp International, Inc. (Class A Stock)(b)	11,900	170,765
General Dynamics Corp.	210,300	14,336,151
ITT Corp.	32,800	1,631,472
L-3 Communications Holdings, Inc.	67,600	5,877,820
Lockheed Martin Corp.	37,600	2,833,160
Northrop Grumman Corp.	235,400	13,147,090
Raytheon Co.	267,600	13,786,752
United Technologies Corp.	94,800	6,580,068

		63,103,377

Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	126,600	7,435,218
FedEx Corp.	108,500	9,054,325
United Parcel Service, Inc. (Class B Stock)	240,900	13,820,433

		30,309,976

Airlines
Alaska Air Group, Inc.(b)	32,200	1,112,832

Auto Components — 0.3%
Cooper Tire & Rubber Co.	40,100	804,005
Johnson Controls, Inc.	89,300	2,432,532
TRW Automotive Holdings Corp.(a)(b)	197,300	4,711,524

		7,948,061

Automobiles — 0.5%
Ford Motor Co.(a)(b)	1,377,100	13,771,000
Thor Industries, Inc.	14,700	461,580

		14,232,580

Beverages — 1.5%
Coca-Cola Co. (The)(a)	275,100	15,680,700
Coca-Cola Enterprises, Inc.	261,500	5,543,800
Dr. Pepper Snapple Group, Inc.	113,700	3,217,710
Molson Coors Brewing Co. (Class B Stock)	24,900	1,124,484
PepsiCo, Inc.	304,920	18,539,136

		44,105,830

Biotechnology — 0.7%
Amgen, Inc.(b)	253,008	14,312,663
Biogen Idec, Inc.(a)(b)	95,200	5,093,200
Gilead Sciences, Inc.(b)	35,600	1,540,768

		20,946,631

Building Products — 0.1%
Owens Corning(b)	57,100	1,464,044

Capital Markets — 1.7%
Ameriprise Financial, Inc.	45,400	1,762,428
Bank of New York Mellon Corp. (The)	109,700	3,068,309
Franklin Resources, Inc.	17,700	1,864,695
Goldman Sachs Group, Inc. (The)	142,300	24,025,932
Invesco Ltd.	58,900	1,383,561
Morgan Stanley	261,890	7,751,944
State Street Corp.	95,300	4,149,362
T. Rowe Price Group, Inc.(a)	94,100	5,010,825

		49,017,056

COMMON STOCKS (continued)	Shares	Value (Note 2)

Chemicals — 0.8%
Air Products & Chemicals, Inc.	39,500	$3,201,870
E.I. du Pont de Nemours & Co.	158,600	5,340,062
Ecolab, Inc.	129,500	5,773,110
Koppers Holdings, Inc.	18,600	566,184
Lubrizol Corp.	32,200	2,348,990
Nalco Holding Co.	21,000	535,710
NewMarket Corp.	26,100	2,995,497
Praxair, Inc.	29,100	2,337,021
Scotts Miracle-Gro Co. (The) (Class A Stock)	17,500	687,925

		23,786,369

Commercial Banks — 1.3%
Community Bank System, Inc.	43,400	838,054
FNB Corp.	30,000	203,700
Fulton Financial Corp.	86,200	751,664
Huntington Bancshares, Inc.	910,000	3,321,500
International Bancshares Corp.(a)	20,100	380,493
KeyCorp	141,200	783,660
Regions Financial Corp.	1,067,600	5,647,604
Susquehanna Bancshares, Inc.(a)	176,000	1,036,640
U.S. Bancorp	145,332	3,271,423
Webster Financial Corp.	28,200	334,734
Wells Fargo & Co.	757,612	20,447,948

		37,017,420

Commercial Services & Supplies — 0.2%
Avery Dennison Corp.	100,200	3,656,298
RR Donnelley & Sons Co.	78,300	1,743,741
Waste Management, Inc.(a)	42,800	1,447,068

		6,847,107

Communications Equipment — 1.2%
Arris Group, Inc.(b)	37,100	424,053
Cisco Systems, Inc.(b)	1,176,700	28,170,198
Harris Corp.	14,600	694,230
JDS Uniphase Corp.(b)	34,400	283,800
Juniper Networks, Inc.(a)(b)	56,000	1,493,520
QUALCOMM, Inc.	93,500	4,325,310

		35,391,111

Computers & Peripherals — 4.2%
Apple, Inc.(b)	197,400	41,623,764
Dell, Inc.(b)	259,300	3,723,548
EMC Corp.(b)	405,900	7,091,073
Hewlett-Packard Co.	443,465	22,842,882
International Business Machines Corp.	234,600	30,709,140
Novatel Wireless, Inc.(a)(b)	12,100	96,437
Seagate Technology(a)	273,300	4,971,327
Teradata Corp.(b)	21,600	678,888
Western Digital Corp.(b)	210,100	9,275,915

		121,012,974

Consumer Finance — 0.9%
American Express Co.	319,400	12,942,088
Capital One Financial Corp.(a)	296,100	11,352,474
First Cash Financial Services, Inc.(a)(b)	16,700	370,573

		24,665,135

SEE NOTES TO FINANCIAL STATEMENTS.

A48

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Containers & Packaging — 0.3%
Owens-Illinois, Inc.(b)	96,200	$3,162,094
Pactiv Corp.(b)	214,500	5,178,030
Rock-Tenn Co. (Class A Stock)	6,200	312,542

		8,652,666

Distributors
Genuine Parts Co.	10,900	413,764

Diversified Consumer Services — 0.1%
DeVry, Inc.	23,900	1,355,847
Regis Corp.	23,500	365,895
Strayer Education, Inc.	2,000	424,980

		2,146,722

Diversified Financial Services — 3.1%
Bank of America Corp.	2,418,182	36,417,821
Citigroup, Inc.	3,776,900	12,501,539
CME Group, Inc.	6,400	2,150,080
JPMorgan Chase & Co.	909,694	37,906,949
NASDAQ OMX Group, Inc. (The)(b)	40,700	806,674
NYSE Euronext	26,600	672,980

		90,456,043

Diversified Telecommunication Services — 2.2%
AT&T, Inc.	1,239,647	34,747,305
CenturyTel, Inc.(a)	66,800	2,418,828
Verizon Communications, Inc.	838,288	27,772,482

		64,938,615

Electrical Equipment — 0.1%
A.O. Smith Corp.	9,700	420,883
Emerson Electric Co.	74,500	3,173,700

		3,594,583

Electrical Utilities — 0.8%
Allegheny Energy, Inc.	98,800	2,319,824
American Electric Power Co., Inc.	82,300	2,863,217
DPL, Inc.	34,300	946,680
Edison International	144,300	5,018,754
Exelon Corp.	17,600	860,112
FPL Group, Inc.	220,400	11,641,528
NV Energy, Inc.	32,200	398,636

		24,048,751

Electronic Equipment & Instruments — 0.5%
Corning, Inc.	473,500	9,143,285
Jabil Circuit, Inc.	296,200	5,144,994
Tech Data Corp.(b)	15,800	737,228

		15,025,507

Energy Equipment & Services — 0.7%
Cal Dive International, Inc.(b)	197,900	1,496,124
CARBO Ceramics, Inc.(a)	3,300	224,961
Dresser-Rand Group, Inc.(b)	62,300	1,969,303
FMC Technologies, Inc.(b)	98,800	5,714,592
Helix Energy Solutions Group, Inc.(b)	75,800	890,650
Schlumberger Ltd.	146,100	9,509,649

		19,805,279

COMMON STOCKS (continued)	Shares	Value (Note 2)

Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	88,700	$5,248,379
SUPERVALU, Inc.	76,800	976,128
Wal-Mart Stores, Inc.	493,400	26,372,230
Whole Foods Market, Inc.(a)(b)	102,200	2,805,390

		35,402,127

Food Products — 1.1%
Archer-Daniels-Midland Co.	256,000	8,015,360
Chiquita Brands International, Inc.(a)(b)	43,300	781,132
Dean Foods Co.(a)(b)	107,400	1,937,496
General Mills, Inc.	8,300	587,723
Kellogg Co.	83,300	4,431,560
Kraft Foods, Inc. (Class A Stock)	425,300	11,559,654
Lancaster Colony Corp.	13,800	685,860
Sanderson Farms, Inc.	54,400	2,293,504
Tyson Foods, Inc. (Class A Stock)	190,700	2,339,889

		32,632,178

Gas Utilities — 0.1%
AGL Resources, Inc.	10,000	364,700
UGI Corp.	53,700	1,299,003

		1,663,703

Healthcare Equipment & Supplies — 1.5%
American Medical Systems Holdings, Inc.(a)(b)	109,200	2,106,468
Baxter International, Inc.	123,700	7,258,716
Carefusion Corp.(b)	206,800	5,172,068
Hospira, Inc.(b)	74,700	3,809,700
Intuitive Surgical, Inc.(a)(b)	36,800	11,162,176
Medtronic, Inc.	321,900	14,157,162
Meridian Bioscience, Inc.	24,000	517,200
Quidel Corp.(b)	54,100	745,498
Sirona Dental Systems, Inc.(b)	9,000	285,660

		45,214,648

Healthcare Providers & Services — 1.2%
Laboratory Corp. of America Holdings(a)(b)	33,500	2,507,140
Medco Health Solutions, Inc.(b)	83,000	5,304,530
Quest Diagnostics, Inc.	140,500	8,483,390
UnitedHealth Group, Inc.	67,900	2,069,592
WellPoint, Inc.(b)	260,700	15,196,203

		33,560,855

Hotels, Restaurants & Leisure — 0.5%
McDonald’s Corp.	132,100	8,248,324
Texas Roadhouse, Inc. (Class A Stock)(a)(b)	48,900	549,147
Yum! Brands, Inc.	201,300	7,039,461

		15,836,932

Household Durables — 0.4%
American Greetings Corp. (Class A Stock)	25,200	549,108
Leggett & Platt, Inc.	251,500	5,130,600
Newell Rubbermaid, Inc.	182,400	2,737,824
Tempur-Pedic International, Inc.(b)	79,100	1,869,133

SEE NOTES TO FINANCIAL STATEMENTS.

A49

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Household Durables (continued)
Tupperware Brands Corp.	9,900	$461,043
Whirlpool Corp.	26,200	2,113,292

		12,861,000

Household Products — 1.8%
Clorox Co.(a)	40,000	2,440,000
Colgate-Palmolive Co.	58,600	4,813,990
Kimberly-Clark Corp.	118,100	7,524,151
Procter & Gamble Co. (The)	635,005	38,500,353

		53,278,494

Independent Power Producers & Energy Traders — 0.3%
AES Corp. (The)(b)	9,500	126,445
Constellation Energy Group, Inc.	234,300	8,240,331
Mirant Corp.(b)	98,700	1,507,149

		9,873,925

Industrial Conglomerates — 1.4%
3M Co.	218,700	18,079,929
General Electric Co.	1,398,300	21,156,279
McDermott International, Inc. (Panama)(b)	24,300	583,443

		39,819,651

Insurance — 1.0%
Aflac, Inc.,	99,500	4,601,875
Allied World Assurance Co. Holdings, Ltd. (Bermuda)	39,500	1,819,765
Argo Group International Holdings Ltd. (Bermuda)(b)	15,200	442,928
Axis Capital Holdings Ltd.	14,600	414,786
Chubb Corp. (The)	74,500	3,663,910
Endurance Specialty Holdings Ltd. (Bermuda)	95,100	3,540,573
Lincoln National Corp.	92,300	2,296,424
MetLife, Inc.	154,200	5,450,970
PartnerRe Ltd. (Bermuda)	18,800	1,403,608
Travelers Cos., Inc. (The)	70,800	3,530,088
Unum Group	167,300	3,265,696

		30,430,623

Internet & Catalog Retail
PetMed Express, Inc.(a)	45,800	807,454

Internet Software & Services — 1.1%
DealerTrack Holdings, Inc.(a)(b)	10,200	191,658
EarthLink, Inc.	42,900	356,499
Google, Inc. (Class A Stock)(b)	46,100	28,581,078
IAC/InterActiveCorp(b)	88,100	1,804,288
j2 Global Communications, Inc.(b)	16,000	325,600

		31,259,123

IT Services — 1.2%
Convergys Corp.(b)	37,800	406,350
DST Systems, Inc.(b)	14,800	644,540
Fidelity National Information Services, Inc.	113,500	2,660,440
Fiserv, Inc.(b)	16,600	804,768
Mastercard, Inc. (Class A Stock)(a)	20,200	5,170,796
Visa, Inc. (Class A Stock)	156,800	13,713,728
Western Union Co. (The)	532,100	10,030,085

		33,430,707

COMMON STOCKS (continued)	Shares	Value (Note 2)

Leisure Equipment & Products — 0.1%
Hasbro, Inc.	49,700	$1,593,382
Smith & Wesson Holding Corp.(a)(b)	132,700	542,743

		2,136,125

Life Sciences Tools & Services — 0.7%
Bruker Corp.(b)	37,900	457,074
Mettler-Toledo International, Inc.(b)	20,300	2,131,297
Millipore Corp.(b)	59,000	4,268,650
Thermo Fisher Scientific, Inc.(b)	248,900	11,870,041
Waters Corp.(a)(b)	23,400	1,449,864

		20,176,926

Machinery — 0.7%
Dover Corp.	80,200	3,337,122
Flowserve Corp.	30,600	2,892,618
Illinois Tool Works, Inc.	134,000	6,430,660
Joy Global, Inc.	46,400	2,393,776
Oshkosh Corp.	98,700	3,654,861
Toro Co.	17,700	740,037

		19,449,074

Media — 1.6%
Comcast Corp. (Class A Stock)	1,100,973	18,562,405
Gannett Co., Inc.	471,700	7,004,745
Scholastic Corp.	7,800	232,674
Time Warner Cable, Inc.	20,000	827,800
Time Warner, Inc.	198,366	5,780,385
Viacom, Inc. (Class B Stock)(b)	320,500	9,528,465
Walt Disney Co. (The)	162,800	5,250,300

		47,186,774

Metals & Mining — 0.9%
Freeport-McMoRan Copper & Gold, Inc.(b)	203,900	16,371,131
Nucor Corp.	98,400	4,590,360
Southern Copper Corp.(a)	163,200	5,370,912
Walter Energy, Inc.	4,600	346,426

		26,678,829

Multiline Retail — 0.8%
99 Cents Only Stores(b)	34,400	449,608
Dollar Tree, Inc.(b)	25,800	1,246,140
Family Dollar Stores, Inc.	179,000	4,981,570
Target Corp.	342,100	16,547,377

		23,224,695

Multi-Utilities — 0.6%
Dominion Resources, Inc.	117,700	4,580,884
Public Service Enterprise Group, Inc.	214,100	7,118,825
Sempra Energy	92,900	5,200,542
TECO Energy, Inc.	27,300	442,806
Xcel Energy, Inc.	49,000	1,039,780

		18,382,837

Office Electronics — 0.1%
Xerox Corp.	313,600	2,653,056

Oil, Gas & Consumable Fuels — 6.1%
Anadarko Petroleum Corp.	92,900	5,798,818
Apache Corp.	22,300	2,300,691

SEE NOTES TO FINANCIAL STATEMENTS.

A50

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
Chesapeake Energy Corp.	193,700	$5,012,956
Chevron Corp.	484,056	37,267,472
ConocoPhillips	405,434	20,705,514
Devon Energy Corp.	120,100	8,827,350
El Paso Corp.	159,900	1,571,817
Exxon Mobil Corp.	880,416	60,035,567
Hess Corp.	9,000	544,500
Marathon Oil Corp.	313,500	9,787,470
Murphy Oil Corp.	111,600	6,048,720
Occidental Petroleum Corp.	124,500	10,128,075
Spectra Energy Corp.	339,700	6,967,247
Stone Energy Corp.(a)(b)	10,200	184,110
Western Refining, Inc.(a)(b)	83,800	394,698
World Fuel Services Corp.	12,700	340,233

		175,915,238

Personal Products
Avon Products, Inc.	32,900	1,036,350

Pharmaceuticals — 4.2%
Abbott Laboratories	178,500	9,637,215
Allergan, Inc.	160,500	10,113,105
Bristol-Myers Squibb Co.(a)	696,100	17,576,525
Eli Lilly & Co.	249,700	8,916,787
ENDO Pharmaceuticals Holdings, Inc.(b)	17,200	352,772
Johnson & Johnson	526,998	33,943,941
Merck & Co., Inc.	332,400	12,145,896
Par Pharmaceutical Cos., Inc.(b)	34,800	941,688
Perrigo Co.	7,800	310,752
Pfizer, Inc.	1,326,797	24,134,438
Valeant Pharmaceuticals International(a)(b)	102,700	3,264,833

		121,337,952

Professional Services — 0.3%
Equifax, Inc.	175,800	5,430,462
Robert Half International, Inc.(a)	29,600	791,208
Watson Wyatt Worldwide, Inc. (Class A Stock)	30,900	1,468,368

		7,690,038

Real Estate Investment Trusts — 0.5%
Annaly Capital Management, Inc.	437,800	7,595,830
Anworth Mortgage Asset Corp.	86,500	605,500
Brandywine Realty Trust(a)	50,100	571,140
CBL & Associates Properties, Inc.	101,700	983,439
Chimera Investment Corp.	546,900	2,121,972
MFA Financial, Inc.	552,900	4,063,815

		15,941,696

Road & Rail — 0.3%
Avis Budget Group, Inc.(b)	163,300	2,142,496
CSX Corp.	35,300	1,711,697
Dollar Thrifty Automotive Group, Inc.(b)	50,700	1,298,427
Ryder System, Inc.	79,100	3,256,547
Werner Enterprises, Inc.	11,500	227,585

		8,636,752

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors & Semiconductor Equipment — 2.1%
Broadcom Corp. (Class A Stock)(a)(b)	164,600	$5,176,670
Intel Corp.	1,484,000	30,273,600
LSI Corp.(b)	203,800	1,224,838
Marvell Technology Group Ltd.(b)	49,600	1,029,200
Micron Technology, Inc.(b)	356,100	3,760,416
National Semiconductor Corp.	103,900	1,595,904
PMC — Sierra, Inc.(b)	71,200	616,592
Semtech Corp.(b)	32,600	554,526
Texas Instruments, Inc.	619,000	16,131,140
Zoran Corp.(b)	21,300	235,365

		60,598,251

Software — 2.6%
Adobe Systems, Inc.(b)	161,700	5,947,326
BMC Software, Inc.(b)	68,300	2,738,830
CA, Inc.	34,900	783,854
Intuit, Inc.(b)	96,700	2,969,657
McAfee, Inc.(a)(b)	132,000	5,355,240
Microsoft Corp.	1,264,400	38,551,556
Novell, Inc.(b)	93,100	386,365
Oracle Corp.	302,900	7,433,166
Pegasystems, Inc.	20,000	680,000
Symantec Corp.(b)	517,700	9,261,653

		74,107,647

Specialty Retail — 1.5%
AutoNation, Inc.(a)(b)	17,600	337,040
Best Buy Co., Inc.	255,000	10,062,300
Chico’s FAS, Inc.(b)	465,400	6,538,870
Gap, Inc. (The)	208,200	4,361,790
Home Depot, Inc. (The)	118,250	3,420,972
Rent-A-Center, Inc. (Class A Stock)(b)	10,000	177,200
Ross Stores, Inc.	194,200	8,294,282
Sally Beauty Holdings, Inc.(a)(b)	85,600	654,840
Sonic Automotive, Inc. (Class A Stock)(b)	113,600	1,180,304
TJX Cos., Inc.	227,500	8,315,125

		43,342,723

Textiles, Apparel & Luxury Goods — 0.6%
Carter’s, Inc.(b)	30,900	811,125
Coach, Inc.	360,700	13,176,371
Jones Apparel Group, Inc.	85,400	1,371,524
Phillips-Van Heusen Corp.	27,600	1,122,768

		16,481,788

Tobacco — 1.1%
Altria Group, Inc.	504,700	9,907,261
Lorillard, Inc.	6,800	545,564
Philip Morris International, Inc. (Switzerland)	284,400	13,705,236
Reynolds American, Inc.	142,600	7,553,522

		31,711,583

Trading Companies & Distributors — 0.2%
W.W. Grainger, Inc.(a)	70,000	6,778,100

Wireless Telecommunication Services — 0.1%
Sprint Nextel Corp.(b)	482,800	1,767,048

TOTAL COMMON STOCKS (cost $1,512,480,744)		1,811,347,335

SEE NOTES TO FINANCIAL STATEMENTS.

A51

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

ASSET-BACKED SECURITIES — 0.5%	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

ARES CLO Funds (Cayman Islands), Ser. 2003-7AW, Class A1A, 144A(c)	A2	0.625%	05/08/15	$2,498	$2,354,674
Ballyrock CDO Ltd. (Cayman Islands), Ser. 2003-2A, Class A, 144A(c)	Aa2	0.799%	11/20/15	2,771	2,577,114
Bank of America Credit Card Trust, Ser. 2006-C5, Class C5(c)	Baa1	0.633%	01/15/16	3,209	2,765,847
Chatham Light CLO Ltd. (Cayman Islands), Ser. 2005-2A, Class A1, 144A(c)	Aa1	0.531%	08/03/19	495	450,560
Citibank Credit Card Issuance Trust, Ser. 2006-C1, Class C1(c)	Baa2	0.633%	02/20/15	1,350	1,234,127
Granite Ventures Ltd. (Cayman Islands), Ser. 2005-2A, Class A1, 144A(c)	Aaa	0.544%	12/15/17	3,200	2,992,000
Mountain Capital CLO Ltd. (Cayman Islands), Ser. 2004-3A, Class A1LA, 144A(c)	Aaa	0.688%	02/15/16	2,336	2,219,029
SVO VOI Mortgage Corp., Ser. 2005-AA, Class A, 144A	Aaa	5.250%	02/20/21	382	352,033

TOTAL ASSET-BACKED SECURITIES (cost $15,492,437)					14,945,384

BANK LOANS — 0.5%
Automotive
Oshkosh Truck Corp.(c)(d)	B2	6.269%	12/06/13	211	210,446

Cable
Insight Midwest Holdings LLC(c)(d)	B1	1.790%	10/06/13	1,005	943,627

Consumer
Pilot Travel Centers LLC(c)(d)	Ba2	TBA	12/31/15	300	301,197

Electric — 0.1%
NRG Energy, Inc.(c)(d)	Baa3	0.151%	02/01/13	177	168,299
NRG Energy, Inc.(c)(d)	Baa3	1.996%	02/01/13	301	285,544
Texas Competitive Electric Holdings Co. LLC(c)(d)	B1	3.735%	10/10/14	978	794,219

					1,248,062

Healthcare & Pharmaceutical — 0.2%
DaVita, Inc.(c)(d)	Ba1	1.748%	10/05/12	1,200	1,161,667
HCA, Inc.(c)(d)	Ba3	2.501%	11/18/13	1,481	1,412,592
Health Management Association(c)(d)	B1	2.001%	02/28/14	1,104	1,026,794
Warner Chilcott Corp.(c)(d)	B1	5.500%	10/30/14	979	979,572
Warner Chilcott Corp.(c)(d)	B1	5.750%	04/30/15	1,077	1,077,530
Warner Chilcott Corp.(c)(d)	B1	5.750%	04/30/15	489	489,786

					6,147,941

Media & Entertainment — 0.1%
Discovery Communications, Inc.(c)(d)	Baa3	5.250%	05/14/14	1,056	1,064,600

Paper
Domtar Corp.(c)(d)	Baa3	1.608%	03/05/14	523	507,854

Pipelines & Other
Enterprise GP Holdings LP(c)(d)	Ba2	2.514%	11/08/14	980	934,675

Technology — 0.1%
Fidelity National Information Services, Inc.(c)(d)	Ba1	4.481%	01/18/12	119	118,712
First Data Corp.(c)(d)	B1	2.983%	09/24/14	1,173	1,039,082
First Data Corp.(c)(d)	B1	2.999%	09/24/14	1,466	1,296,715
Flextronics International Ltd. (Singapore)(c)(d)	Ba1	2.514%	10/01/14	987	912,245
Flextronics International Ltd. (Singapore)(c)(d)	Ba1	2.534%	10/01/14	284	262,139
Sensata Technologies (Netherlands)(c)(d)	B2	2.031%	04/27/13	335	297,216

					3,926,109

TOTAL BANK LOANS (cost $16,000,310)					15,284,511

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.4%
Banc of America Alternative Loan Trust, Ser. 2005-12, Class 3CB1	B3	6.000%	01/25/36	3,767	2,859,307
Banc of America Mortgage Securities, Inc., Ser. 2005-A, Class 2A1(c)	Ba1	4.439%	02/25/35	928	711,909

SEE NOTES TO FINANCIAL STATEMENTS.

A52

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Banc of America Mortgage Securities, Inc., Ser. 2005-B, Class 2A1(c)	Ba2	4.375%	03/25/35	$689	$546,071
Chase Mortgage Finance Corp., Ser. 2007-A1, Class 1A5(c)	Ba2	3.899%	02/25/37	2,431	2,245,474
Countrywide Alternative Loan Trust, Ser. 2004-18CB, Class 3A1	A1	5.250%	09/25/19	1,018	984,636
JPMorgan Mortgage Trust, Ser. 2007-A1, Class 4A1(c)	B1	4.067%	07/25/35	1,601	1,438,720
Master Alternative Loans Trust, Ser. 2004-4, Class 4A1	Aaa	5.000%	04/25/19	351	331,412
Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A3(c)	A1	3.586%	02/25/34	658	544,157
Washington Mutual Alternative Mortgage Pass-Through Certificates, Ser. 2005-1, Class 3A	AAA(e)	5.000%	03/25/20	430	329,648

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $11,505,565)					9,991,334

COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.8%
Banc of America Commercial Mortgage, Inc., Ser. 2004-2, Class A4	Aaa	4.153%	11/10/38	2,800	2,790,025
Banc of America Commercial Mortgage, Inc., Ser. 2005-1, Class ASB(c)	AAA(e)	4.965%	11/10/42	683	700,468
Banc of America Commercial Mortgage, Inc., Ser. 2006-4, Class A3A	Aaa	5.600%	07/10/46	3,700	3,757,954
Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A2(c)	Aaa	5.658%	06/10/49	5,900	6,002,933
Banc of America Commercial Mortgage, Inc., Ser. 2007-5, Class A3	AAA(e)	5.620%	02/10/51	1,920	1,863,457
Bear Stearns Commercial Mortgage Securities, Ser. 2005-T18, Class AAB(c)	Aaa	4.823%	02/13/42	1,775	1,791,832
Bear Stearns Commercial Mortgage Securities, Ser. 2005-T20, Class AAB(c)	Aaa	5.134%	10/12/42	2,400	2,461,091
Commercial Mortgage Acceptance Corp., Ser. 1998-C2, Class F, 144A(c)	A-(e)	5.440%	09/15/30	890	847,827
Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A2(c)	Aaa	6.019%	12/10/49	2,200	2,256,697
Commercial Mortgage Pass-Through Certificates, Ser. 2004-LB2A, Class X2, I/O, 144A(c)	AAA(e)	0.862%	03/10/39	8,370	75,040
Commercial Mortgage Pass-Through Certificates, Ser. 2006-C8, Class A2B	Aaa	5.248%	12/10/46	1,000	1,004,113
Commercial Mortgage Pass-Thru Certificates, Ser. 2006-C7, Class A4(c)	AAA(e)	5.768%	06/10/46	1,500	1,470,883
CS First Boston Mortgage Securities Corp., Ser. 2004-C3, Class A4	Aaa	4.835%	07/15/36	880	881,729
CS First Boston Mortgage Securities Corp., Ser. 2004-C4, Class A4	Aaa	4.283%	10/15/39	1,400	1,401,306
CS First Boston Mortgage Securities Corp., Ser. 2005-C5, Class A4(c)	AAA(e)	5.100%	08/15/38	6,800	6,551,110
CS Mortgage Capital Certificate Corp., Ser. 2006-C1, Class A4(c)	AAA(e)	5.548%	02/15/39	2,700	2,659,617
CW Capital Cobalt Ltd., Ser. 2007-C2, Class A2	Aaa	5.334%	04/15/47	750	754,020
CW Capital Cobalt Ltd., Ser. 2007-C3, Class A3(c)	AAA(e)	5.820%	05/15/46	2,200	2,129,939
DLJ Commercial Mortgage Corp., Ser. 2000-CF1, Class A1B	AAA(e)	7.620%	06/10/33	571	572,053
GE Capital Commercial Mortgage Corp., Ser. 2004-C2, Class X2, I/O, 144A(c)	Aaa	0.597%	03/10/40	16,209	115,815
GMAC Commercial Mortgage Securities, Inc., Ser. 2005-C1, Class A5	AAA(e)	4.697%	05/10/43	2,720	2,653,441
Greenwich Capital Commercial Funding Corp., Ser. 2005-GG5, Class A5(c)	Aaa	5.224%	04/10/37	8,050	7,625,041
Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A2	Aaa	5.381%	03/10/39	4,000	4,052,193
GS Mortgage Securities Corp. II, Ser. 2006-GG6, Class AAB(c)	AAA(e)	5.587%	04/10/38	6,650	6,613,854
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP1, Class ASB(c)	Aaa	4.853%	03/15/46	3,749	3,810,114
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP2, Class ASB	Aaa	4.659%	07/15/42	6,350	6,415,952
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB16, Class ASB	Aaa	5.523%	05/12/45	3,900	3,859,570
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP6, Class X2, I/O(c)	Aaa	0.066%	04/15/43	119,690	352,750

SEE NOTES TO FINANCIAL STATEMENTS.

A53

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A3A(c)	Aaa	5.875%	04/15/45	$563	$561,446
JPMorgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A2	Aaa	5.827%	02/15/51	2,050	2,101,978
LB-UBS Commercial Mortgage Trust, Ser. 2004-C6, Class A5(c)	AAA(e)	4.826%	08/15/29	3,910	3,731,096
LB-UBS Commercial Mortgage Trust, Ser. 2006-C6, Class AAB	Aaa	5.341%	09/15/39	3,580	3,529,333
Merrill Lynch Mortgage Trust, Ser. 2004-KEY2, Class A3	Aaa	4.615%	08/12/39	2,000	1,965,275
Merrill Lynch Mortgage Trust, Ser. 2008-C1, Class A2	Aaa	5.425%	02/12/51	150	149,783
Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-2, Class A4(c)	Aaa	5.909%	06/12/46	1,795	1,762,177
Morgan Stanley Capital I, Ser. 2006-IQ11, Class A4(c)	AAA(e)	5.770%	10/15/42	2,600	2,572,110
Morgan Stanley Capital I, Ser. 2007-HQ11, Class AAB	Aaa	5.444%	02/12/44	4,600	4,442,838
Morgan Stanley Capital I, Ser. 2007-T27, Class AAB(c)	AAA(e)	5.650%	06/11/42	1,105	1,102,328
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4(c)	Aaa	5.418%	01/15/45	2,500	2,394,716
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C25, Class A3(c)	Aaa	5.705%	05/15/43	5,000	5,030,440
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C25, Class A4(c)	Aaa	5.740%	05/15/43	1,000	985,286
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C27, Class A2	Aaa	5.624%	07/15/45	3,000	3,071,287

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $105,476,171)					108,870,917

CORPORATE BONDS — 9.6%
Aerospace & Defense — 0.2%
BAE Systems Holdings, Inc., Gtd. Notes, 144A	Baa2	4.750%	08/15/10	2,150	2,182,624
BAE Systems Holdings, Inc., Gtd. Notes, 144A	Baa2	6.375%	06/01/19	725	779,860
Boeing Capital Corp., Sr. Unsec’d. Notes	A2	6.100%	03/01/11	925	977,753
Goodrich Corp., Sr. Unsec’d. Notes	Baa2	6.800%	07/01/36	743	796,572

					4,736,809

Airlines — 0.2%
American Airlines, Inc., Pass-thru Certs., Ser. 01-1	B2	6.817%	05/23/11	2,520	2,419,200
Continental Airlines, Inc., Pass-thru Certs., Ser. 981A	Baa2	6.648%	09/15/17	269	259,421
Continental Airlines, Inc., Pass-thru Certs., Ser. A(a)	Baa2	7.250%	11/10/19	790	803,825
Delta Air Lines, Inc., Pass-thru Certs., Ser. 071A(a)	Baa1	6.821%	08/10/22	455	434,700
Southwest Airlines Co., Sr. Unsec’d. Notes	Baa3	6.500%	03/01/12	1,005	1,069,390

					4,986,536

Automotive
Harley-Davidson Funding Corp., Gtd. Notes, 144A, MTN	Baa1	5.750%	12/15/14	500	507,634
Johnson Controls, Inc., Sr. Unsec’d. Notes	Baa2	5.500%	01/15/16	245	249,183

					756,817

Banking — 1.9%
American Express Co., Sr. Unsec’d. Notes	A3	8.125%	05/20/19	1,925	2,281,242
Banco Bradesco SA (Cayman Islands), Sub. Notes	A2	8.750%	10/24/13	1,760	2,059,200
Bank of America Corp., Sub. Notes	A3	5.750%	08/15/16	1,775	1,786,582
Bank of America Corp., Jr. Sub. Notes(c)	Ba3	8.000%	12/29/49	2,200	2,118,028
Bank of America NA, Sub. Notes	A1	5.300%	03/15/17	930	911,484
Bank of America NA, Sub. Notes	A1	6.000%	10/15/36	410	396,193
Bank One Corp., Sub. Notes	A1	7.875%	08/01/10	2,250	2,345,828
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	Aa3	5.300%	10/30/15	515	544,694
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	Aa3	6.400%	10/02/17	330	359,727
Bear Stearns Cos. LLC (The), Sr. Unsec’d. Notes	Aa3	7.250%	02/01/18	1,175	1,348,727
Capital One Bank USA NA., Sub. Notes	A3	6.500%	06/13/13	20	21,501
Capital One Capital V, Gtd. Notes	Baa2	10.250%	08/15/39	620	720,750
Capital One Capital VI, Gtd. Notes	Baa2	8.875%	05/15/40	1,080	1,150,200

SEE NOTES TO FINANCIAL STATEMENTS.

A54

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Banking (continued)
Capital One Financial Corp., Sr. Unsec’d. Notes, MTN	Baa1	5.700%	09/15/11	$600	$630,223
Citigroup, Inc., Sub. Notes	Baa1	5.000%	09/15/14	454	437,667
Citigroup, Inc., Sub. Notes	Baa1	5.625%	08/27/12	2,800	2,879,993
Citigroup, Inc., Sub. Notes	Baa1	6.125%	08/25/36	570	488,829
Citigroup, Inc., Sr. Unsec’d. Notes	A3	6.875%	03/05/38	520	518,969
Citigroup, Inc., Sr. Unsec’d. Notes(a)	A3	8.125%	07/15/39	430	485,318
Citigroup, Inc., Unsec’d. Notes	A3	8.500%	05/22/19	975	1,125,884
Countrywide Financial Corp., Gtd. Notes, MTN	A2	5.800%	06/07/12	1,190	1,263,198
DEPFA ACS Bank (Ireland), Covered Notes, 144A	Aa2	5.125%	03/16/37	1,380	1,014,272
Discover Bank, Sub. Notes	Ba1	8.700%	11/18/19	900	964,219
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes	A1	5.450%	11/01/12	600	645,107
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	5.625%	01/15/17	1,190	1,215,418
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	6.450%	05/01/36	1,615	1,590,689
Goldman Sachs Group, Inc. (The), Sub. Notes	A2	6.750%	10/01/37	104	106,900
Goldman Sachs Group, Inc. (The), Sr. Unsec’d. Notes(a)	A1	7.500%	02/15/19	1,500	1,748,705
ICICI Bank Ltd. (India), Bonds, 144A(c)	Baa2	0.824%	01/12/10	2,385	2,380,308
ICICI Bank, Ltd. (Singapore), Notes, 144A	Baa2	5.750%	11/16/10	1,410	1,439,788
JPMorgan Chase & Co., Jr. Sub. Notes, Ser. 1(c)	Baa1	7.900%	04/29/49	2,000	2,062,920
JPMorgan Chase Capital XXVI (Capital Security, fixed to floating preferred)(c)	A2	8.000%	05/15/48	28	752,080
JPMorgan Chase Capital XXVII, Gtd. Notes, Ser. AA	A2	7.000%	11/01/39	1,500	1,512,770
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, Ser. C, MTN	A2	4.250%	02/08/10	1,170	1,174,048
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	A2	4.790%	08/04/10	295	301,096
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, Ser. C, MTN	A2	5.000%	01/15/15	615	625,472
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes, MTN	A2	5.770%	07/25/11	520	549,712
Merrill Lynch & Co., Inc., Sr. Unsec’d. Notes	A2	6.400%	08/28/17	35	36,833
Merrill Lynch & Co., Inc., Notes, MTN	A2	6.875%	04/25/18	980	1,055,889
Morgan Stanley, Sr. Unsec’d. Notes	A2	5.300%	03/01/13	265	279,309
Morgan Stanley, Sr. Unsec’d. Notes, Ser. E	A2	5.450%	01/09/17	2,345	2,370,129
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.625%	09/23/19	1,415	1,425,344
Morgan Stanley, Sr. Unsec’d. Notes, MTN	A2	5.950%	12/28/17	620	639,493
MUFG Capital Finance 1 Ltd. (Cayman Islands), Gtd. Notes.(c)	A2	6.346%	07/25/49	800	728,117
PNC Funding Corp., Gtd. Notes.(a)	A3	6.700%	06/10/19	1,000	1,118,976
Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec’d. Notes, MTN	A1	6.400%	10/21/19	1,775	1,769,302
Santander Central Hispano Issuances Ltd. (Cayman Islands), Gtd. Notes.	Aa3	7.625%	09/14/10	695	728,539
USB Capital XIII Trust, Gtd. Notes	A2	6.625%	12/15/39	775	787,664
Wachovia Bank NA, Sub. Notes(a)	Aa3	7.800%	08/18/10	2,100	2,191,291
Wells Fargo Bank NA, Sub. Notes, Ser. AI	Aa3	4.750%	02/09/15	585	596,520
Wells Fargo Bank NA, Sub. Notes	Aa3	6.450%	02/01/11	65	68,643
Wells Fargo Capital XIII, Gtd. Notes, Ser. G, MTN(c)	Ba1	7.700%	12/29/49	1,000	970,000

					56,723,790

Brokerage
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(f)	NR	5.250%	02/06/12	1,715	334,425
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(f)	NR	6.875%	05/02/18	700	145,250

					479,675

Building Materials & Construction — 0.1%
Hanson Ltd. (United Kingdom), Gtd. Notes	B1	7.875%	09/27/10	1,000	1,036,230
Lafarge SA (France), Sr. Unsec’d. Notes	Baa3	6.150%	07/15/11	910	948,296

					1,984,526

Cable — 0.4%
Comcast Cable Communications Holdings, Inc., Gtd. Notes	Baa1	9.455%	11/15/22	255	327,967
Comcast Corp., Gtd. Notes	Baa1	6.400%	05/15/38	570	586,546
Comcast Corp., Gtd. Notes	Baa1	6.450%	03/15/37	155	159,816

SEE NOTES TO FINANCIAL STATEMENTS.

A55

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†		Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Cable (continued)
Comcast Corp., Gtd. Notes	Baa1		6.500%	11/15/35	$450	$466,587
Comcast Corp., Gtd. Notes	Baa1		6.950%	08/15/37	605	659,385
Cox Communications, Inc., Sr. Unsec’d. Notes	Baa3		6.750%	03/15/11	950	998,872
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Gtd. Notes, 144A	Ba2		4.750%	10/01/14	1,940	1,977,512
DISH DBS Corp., Gtd. Notes	Ba3		6.375%	10/01/11	1,000	1,032,500
Time Warner Cable, Inc., Gtd. Notes	Baa2		5.400%	07/02/12	2,510	2,681,757
Time Warner Cable, Inc., Gtd. Notes(a)	Baa2		6.750%	06/15/39	1,575	1,649,505

						10,540,447

Capital Goods — 0.1%
ERAC USA Finance Co., Gtd. Notes, 144A (original cost $459,646; purchased 10/10/07)(d)(g)	Baa2		5.800%	10/15/12	460	482,332
ERAC USA Finance Co., Gtd. Notes, 144A (original cost $1,299,722; purchased 10/10/07)(d)(g)	Baa2		6.375%	10/15/17	1,302	1,315,107
ERAC USA Finance Co., Gtd. Notes, 144A (original cost $376,709; purchased 10/10/07)(d)(g)	Baa2		7.000%	10/15/37	380	371,947
FedEx Corp., Gtd. Notes	Baa2		7.250%	02/15/11	400	423,657
General Electric Co., Sr. Unsec’d. Notes	Aa2		5.250%	12/06/17	200	204,373
Trane US, Inc., Gtd. Notes(a)	BBB+	(e)	7.625%	02/15/10	770	774,623

						3,572,039

Chemicals — 0.2%
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3		6.125%	02/01/11	685	714,091
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3		7.600%	05/15/14	1,800	2,048,206
Dow Chemical Co. (The), Sr. Unsec’d. Notes	Baa3		9.400%	05/15/39	500	661,075
ICI Wilmington, Inc., Gtd. Notes	Baa1		5.625%	12/01/13	720	751,494
PPG Industries, Inc., Sr. Unsec’d. Notes	Baa1		5.750%	03/15/13	1,500	1,601,533
Union Carbide Corp., Sr. Unsec’d. Notes	Ba2		7.500%	06/01/25	460	422,941

						6,199,340

Consumer — 0.2%
Avon Products, Inc., Sr. Unsec’d. Notes	A2		5.750%	03/01/18	1,500	1,609,747
Fortune Brands, Inc., Sr. Unsec’d. Notes(a)	Baa3		6.375%	06/15/14	2,250	2,409,649
Newell Rubbermaid, Inc., Sr. Unsec’d. Notes	Baa3		6.250%	04/15/18	1,700	1,679,775
Whirlpool Corp., Sr. Unsec’d. Notes	Baa3		6.125%	06/15/11	965	1,002,946

						6,702,117

Electric — 0.9%
Appalachian Power Co., Sr. Unsec’d. Notes, Ser. J	Baa2		4.400%	06/01/10	620	626,938
Arizona Public Service Co., Sr. Unsec’d. Notes	Baa2		6.250%	08/01/16	175	185,018
Arizona Public Service Co., Sr. Unsec’d. Notes	Baa2		6.375%	10/15/11	1,305	1,396,987
Baltimore Gas & Electric Co., Sr. Unsec’d. Notes	Baa2		6.350%	10/01/36	550	564,938
Carolina Power & Light Co., First Mtge. Bonds	A1		5.250%	12/15/15	525	574,097
CenterPoint Energy Houston Electric LLC, Genl. Ref. Mtge., Ser. J2	Baa1		5.700%	03/15/13	740	786,578
CenterPoint Energy Houston Electric LLC, Genl. Ref. Mtge., Ser. K2	Baa1		6.950%	03/15/33	590	652,440
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes, Ser. 05-C	A3		5.375%	12/15/15	730	788,888
Consolidated Edison Co. of New York, Inc., Sr. Unsec’d. Notes, Ser. 08-B(a)	A3		6.750%	04/01/38	200	228,017
Consumers Energy Co., First Mtge. Bonds, Ser. D	A3		5.375%	04/15/13	325	348,964
Duke Energy Carolinas LLC, First Mtge. Bonds	A1		6.050%	04/15/38	550	585,600
Duke Energy Carolinas LLC, Sr. Unsec’d. Notes	A3		6.100%	06/01/37	960	1,007,239
E.ON International Finance BV (Netherlands), Gtd. Notes, 144A	A2		6.650%	04/30/38	890	1,012,011
El Paso Electric Co., Sr. Unsec’d. Notes	Baa2		6.000%	05/15/35	670	602,526
Empresa Nacional de Electricidad S.A. (Chile), Unsub. Notes	Baa3		8.625%	08/01/15	1,295	1,534,987
ENEL Finance International SA (Luxembourg), Gtd. Notes, 144A(a)	A2		6.000%	10/07/39	1,280	1,286,775
Energy East Corp., Sr. Unsec’d. Notes	A3		6.750%	09/15/33	145	151,292
Exelon Corp., Sr. Unsec’d. Notes	Baa1		4.900%	06/15/15	155	159,898

SEE NOTES TO FINANCIAL STATEMENTS.

A56

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Electric (continued)
Exelon Generation Co. LLC, Sr. Unsec’d. Notes	A3	6.250%	10/01/39	$1,425	$1,451,834
FirstEnergy Solutions Corp., Gtd. Notes	Baa2	6.050%	08/15/21	695	701,120
Florida Power & Light Co., First Mtge. Bonds	Aa2	5.950%	10/01/33	295	308,795
Georgia Power Co., Sr. Unsec’d. Notes, Ser. B	A2	5.700%	06/01/17	495	537,114
Indiana Michigan Power Co., Sr. Unsec’d. Notes, Ser. INDF	Baa2	5.050%	11/15/14	460	477,141
Korea Hydro & Nuclear Power Co. Ltd. (South Korea), Sr. Unsec’d. Notes, 144A(a)	A2	6.250%	06/17/14	1,770	1,931,263
Midamerican Energy Holdings Co., Sr. Unsec’d. Notes	Baa1	5.750%	04/01/18	205	216,064
Midamerican Energy Holdings Co., Sr. Unsec’d. Notes	Baa1	5.950%	05/15/37	300	300,336
National Rural Utilities Cooperative Finance Corp., Sr. Unsec’d. Notes, Ser. C, MTN	A2	7.250%	03/01/12	90	98,931
Nevada Power Co., Genl. Ref. Mtge., Ser. O	Baa3	6.500%	05/15/18	1,260	1,348,378
Niagara Mohawk Power Corp., Sr. Unsec’d. Notes, 144A	A3	4.881%	08/15/19	610	604,805
NiSource Finance Corp., Gtd. Notes	Baa3	5.250%	09/15/17	245	240,976
NiSource Finance Corp., Gtd. Notes	Baa3	5.450%	09/15/20	350	339,395
NSTAR	A2	4.500%	11/15/19	615	601,413
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	Baa1	6.375%	01/15/15	345	376,339
Oncor Electric Delivery Co. LLC, Sr. Sec’d. Notes	Baa1	7.000%	09/01/22	475	528,128
Pacific Gas & Electric Co., Sr. Unsec’d. Notes	A3	6.050%	03/01/34	1,550	1,618,253
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	Baa3	7.950%	05/15/18	140	146,552
Public Service Electric & Gas Co., Sec’d. Notes, MTN	A2	5.800%	05/01/37	535	550,516
Southern California Edison Co., Ser. 04-F	A1	4.650%	04/01/15	470	496,946
Xcel Energy, Inc., Sr. Unsec’d. Notes	Baa1	5.613%	04/01/17	199	205,181
Xcel Energy, Inc., Sr. Unsec’d. Notes	Baa1	6.500%	07/01/36	445	468,777

					26,041,450

Energy – Integrated — 0.1%
Cenovus Energy, Inc. (Canada), Sr. Notes, 144A	Baa2	6.750%	11/15/39	975	1,062,802
Hess Corp., Sr. Unsec’d. Notes	Baa2	6.000%	01/15/40	400	396,099
Marathon Oil Canada Corp. (Canada), Gtd. Notes	Baa1	8.375%	05/01/12	360	402,966
Husky Energy, Inc. (Canada), Sr. Unsec’d. Notes	Baa2	7.250%	12/15/19	325	375,570
TNK-BP Finance SA (Luxembourg), Gtd. Notes, 144A	Baa2	7.500%	07/18/16	1,425	1,460,625

					3,698,062

Energy – Other — 0.2%
Devon Financing Corp. ULC (Canada), Gtd. Notes	Baa1	7.875%	09/30/31	225	281,905
Dolphin Energy Ltd. (United Arab Emirates), Sr. Sec’d. Notes, 144A	Aa3	5.888%	06/15/19	936	944,906
Halliburton Co., Sr. Unsec’d. Notes	A2	5.500%	10/15/10	150	156,103
Nexen, Inc. (Canada), Sr. Unsec’d. Notes	Baa3	6.400%	05/15/37	200	201,503
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Ba1	6.875%	05/01/18	1,500	1,484,130
Questar Market Resources, Inc., Sr. Unsec’d. Notes(a)	Baa3	6.800%	03/01/20	745	776,517
Valero Energy Corp., Gtd. Notes	Baa2	6.625%	06/15/37	255	239,275
Woodside Finance Ltd. (Australia), Gtd. Notes, 144A	Baa1	5.000%	11/15/13	1,315	1,345,317
XTO Energy, Inc., Sr. Unsec’d. Notes	Baa2	6.250%	08/01/17	585	662,417

					6,092,073

Foods — 0.4%
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	5.375%	01/15/20	1,800	1,836,466
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	8.000%	11/15/39	1,285	1,599,717
Anheuser-Busch InBev Worldwide, Inc., Gtd. Notes, 144A	Baa2	8.200%	01/15/39	250	316,125
Bunge Ltd. Finance Corp., Gtd. Notes(a)	Baa2	5.350%	04/15/14	1,040	1,063,161
Bunge Ltd. Finance Corp., Gtd. Notes	Baa2	8.500%	06/15/19	985	1,122,809
Cargill, Inc., Sr. Unsec’d. Notes, 144A (original cost $666,818; purchased 11/19/07)(d)(g)	A2	6.000%	11/27/17	670	714,108
ConAgra Foods, Inc., Sr. Unsec’d. Notes	Baa2	7.875%	09/15/10	46	48,154
Delhaize America, Inc., Gtd. Notes	Baa3	9.000%	04/15/31	752	962,787
Delhaize Group SA (Belgium), Gtd. Notes	Baa3	6.500%	06/15/17	480	521,295
General Mills, Inc., Sr. Unsec’d. Notes	Baa1	6.000%	02/15/12	1,050	1,133,660

SEE NOTES TO FINANCIAL STATEMENTS.

A57

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Foods (continued)
H.J. Heinz Finance Co., Gtd. Notes, 144A	Baa2	7.125%	08/01/39	$450	$508,742
Kroger Co. (The), Gtd. Notes	Baa2	6.750%	04/15/12	45	49,149
Kroger Co. (The), Gtd. Notes	Baa2	6.800%	04/01/11	670	711,466
McDonald’s Corp., Sr. Unsec’d. Notes, MTN	A3	6.300%	03/01/38	685	755,594
Ralcorp Holdings, Inc., Sr. Notes, 144A	Baa3	6.625%	08/15/39	875	853,338
Tyson Foods, Inc., Gtd. Notes	Ba3	7.850%	04/01/16	735	753,375
Yum! Brands, Inc., Sr. Unsec’d. Notes	Baa3	8.875%	04/15/11	180	194,773

					13,144,719

Healthcare & Pharmaceutical — 0.5%
Abbott Laboratories, Sr. Unsec’d. Notes	A1	5.875%	05/15/16	1,145	1,262,922
AmerisourceBergen Corp., Gtd. Notes	Baa3	5.625%	09/15/12	915	974,249
Boston Scientific Corp., Sr. Unsec’d. Notes	Ba1	4.500%	01/15/15	910	911,857
Boston Scientific Corp., Sr. Unsec’d. Notes	Ba1	6.000%	01/15/20	565	577,304
Carefusion Corp., Sr. Unsec’d. Notes, 144A	Baa3	6.375%	08/01/19	355	380,035
Genentech, Inc., Sr. Unsec’d. Notes	AA-(e)	4.750%	07/15/15	280	299,676
GlaxoSmithKline Capital, Inc., Gtd. Notes	A1	6.375%	05/15/38	870	963,852
HCA, Inc., Sec’d. Notes	B2	9.250%	11/15/16	1,925	2,066,969
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	Baa3	5.625%	12/15/15	580	606,414
Merck & Co., Inc., Sr. Unsec’d. Notes	Aa3	5.750%	11/15/36	110	112,733
Merck & Co., Inc., Sr. Unsec’d. Notes	Aa3	5.850%	06/30/39	265	278,879
Merck & Co., Inc., Sr. Unsec’d. Notes	Aa3	5.950%	12/01/28	165	173,881
Schering-Plough Corp., Gtd. Notes(a)	Aa3	6.000%	09/15/17	884	981,899
Schering-Plough Corp., Gtd. Notes	Aa3	6.550%	09/15/37	340	386,140
Watson Pharmaceuticals, Inc., Sr. Unsec’d. Notes	Ba1	6.125%	08/15/19	445	459,148
Wyeth, Gtd. Notes	A1	5.500%	03/15/13	1,210	1,315,619
Wyeth, Gtd. Notes	A1	5.950%	04/01/37	1,715	1,788,364
Wyeth, Gtd. Notes	A1	6.450%	02/01/24	60	66,843

					13,606,784

Healthcare Insurance — 0.2%
Aetna, Inc., Sr. Unsec’d. Notes	A3	5.750%	06/15/11	390	408,995
Aetna, Inc., Sr. Unsec’d. Notes	A3	6.625%	06/15/36	515	528,080
Cigna Corp., Sr. Unsec’d. Notes	Baa2	6.150%	11/15/36	670	598,527
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Ba1	6.125%	01/15/15	1,290	1,232,221
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	5.250%	03/15/11	1,350	1,398,881
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.000%	06/15/17	195	204,081
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.500%	06/15/37	420	414,161
UnitedHealth Group, Inc., Sr. Unsec’d. Notes	Baa1	6.625%	11/15/37	420	420,751
WellPoint, Inc., Sr. Unsec’d. Notes(a)	Baa1	5.000%	12/15/14	860	894,674

					6,100,371

Insurance — 0.4%
American International Group, Inc., Sr. Unsec’d. Notes	A3	4.250%	05/15/13	580	535,750
AXA SA (France), Sub. Notes	A3	8.600%	12/15/30	155	180,119
Berkshire Hathaway Finance Corp., Gtd. Notes	Aa2	4.750%	05/15/12	440	469,069
Liberty Mutual Group, Inc., Bonds, 144A	Baa2	7.000%	03/15/34	850	728,316
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	6.300%	10/09/37	492	450,579
Lincoln National Corp., Sr. Unsec’d. Notes	Baa2	8.750%	07/01/19	605	691,276
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	Baa2	5.150%	09/15/10	265	271,666
MetLife, Inc., Sr. Unsec’d. Notes	A3	5.700%	06/15/35	1,020	1,007,331
MetLife, Inc., Sr. Unsec’d. Notes	A3	6.125%	12/01/11	335	360,134
MetLife, Inc., Sr. Unsec’d. Notes	A3	6.375%	06/15/34	400	427,454
MetLife, Inc., Sr. Unsec’d. Notes	A3	6.750%	06/01/16	430	481,532
New York Life Insurance Co., Sub. Notes, 144A	Aa2	6.750%	11/15/39	660	674,962
Pacific Life Insurance Co., Sub. Notes, 144A (original cost $994,522; purchased 6/16/09)(g)	A3	9.250%	06/15/39	995	1,148,962
Teachers Insurance & Annuity Association of America, Notes, 144A	Aa2	6.850%	12/16/39	1,450	1,498,920

SEE NOTES TO FINANCIAL STATEMENTS.

A58

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Insurance (continued)
Travelers Cos., Inc. (The), Sr. Unsec’d. Notes	A2	6.750%	06/20/36	$685	$756,111
W.R. Berkley Corp., Sr. Unsec’d. Notes	Baa2	5.600%	05/15/15	555	548,947
W.R. Berkley Corp., Sr. Unsec’d. Notes	Baa2	6.150%	08/15/19	460	436,633
XL Capital Ltd. (Cayman Islands), Sr. Unsec’d. Notes	Baa2	5.250%	09/15/14	85	83,242

					10,751,003

Lodging — 0.2%
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	Ba1	6.250%	02/15/13	1,645	1,696,406
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes(a)	Ba1	6.750%	05/15/18	2,800	2,807,000

					4,503,406

Media & Entertainment — 0.2%
Gannett Co., Inc., Sr. Unsec’d. Notes	Ba2	6.375%	04/01/12	2,500	2,500,000
Historic TW, Inc., Sr. Unsec’d. Notes	Baa2	9.150%	02/01/23	505	609,451
News America, Inc., Gtd. Notes, 144A(a)	Baa1	6.900%	08/15/39	800	872,699
Time Warner, Inc., Gtd. Notes	Baa2	6.750%	04/15/11	640	678,081
Time Warner Cos., Inc., Gtd. Notes	Baa2	7.250%	10/15/17	790	884,738
Viacom, Inc., Sr. Unsec’d. Notes(a)	Baa2	6.750%	10/05/37	430	443,621
Viacom, Inc., Sr. Unsec’d. Notes	Baa2	6.875%	04/30/36	625	675,816

					6,664,406

Metals — 0.2%
Alcan, Inc. (Canada), Sr. Unsec’d. Notes	BBB+(e)	4.500%	05/15/13	115	118,084
Alcan, Inc. (Canada), Sr. Unsec’d. Notes	BBB+(e)	5.000%	06/01/15	600	615,993
Ispat Inland ULC (Canada), Gtd. Notes	Baa3	9.750%	04/01/14	1,745	1,832,250
Newmont Mining Corp., Gtd. Notes	Baa2	6.250%	10/01/39	880	881,052
Rio Tinto Finance USA Ltd. (Australia), Gtd. Notes	Baa1	5.875%	07/15/13	1,000	1,079,037
Southern Copper Corp., Sr. Unsec’d. Notes	Baa3	7.500%	07/27/35	125	123,855
United States Steel Corp., Sr. Unsec’d. Notes	Ba3	5.650%	06/01/13	2,580	2,567,121

					7,217,392

Non-Captive Finance — 0.4%
General Electric Capital Corp., Notes, MTN(a)	Aa2	3.500%	08/13/12	1,990	2,031,062
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	5.550%	05/04/20	985	976,269
General Electric Capital Corp., Sr. Unsec’d. Notes, MTN	Aa2	5.875%	01/14/38	1,060	981,436
General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. A, MTN	Aa2	6.125%	02/22/11	950	1,003,863
General Electric Capital Corp., Sr. Unsec’d. Notes, Ser. G, MTN	Aa2	6.000%	08/07/19	920	954,979
HSBC Finance Corp., Sr. Unsec’d. Notes	A3	5.700%	06/01/11	440	459,674
International Lease Finance Corp., Sr. Unsec’d. Notes	B1	6.375%	03/25/13	1,850	1,521,033
SLM Corp., Sr. Unsec’d. Notes, MTN	Ba1	8.450%	06/15/18	2,870	2,831,981

					10,760,297

Packaging
Sealed Air Corp., Sr. Unsec’d. Notes, 144A	Baa3	6.875%	07/15/33	515	484,516

Paper — 0.1%
International Paper Co., Sr. Unsec’d. Notes	Baa3	7.300%	11/15/39	1,080	1,145,730
International Paper Co., Sr. Unsec’d. Notes	Baa3	7.500%	08/15/21	510	571,440

					1,717,170

Pipelines & Other — 0.2%
DCP Midstream LLC, Sr. Unsec’d. Notes	Baa2	7.875%	08/16/10	1,760	1,829,738
Kinder Morgan Energy Partners LP, Sr. Unsec’d. Notes(a)	Baa2	6.500%	09/01/39	675	680,272
Oneok Partners LP, Gtd. Notes	Baa2	6.650%	10/01/36	420	428,368
Sempra Energy, Sr. Unsec’d. Notes	Baa1	6.000%	02/01/13	90	95,970
Spectra Energy Capital LLC, Gtd. Notes	Baa2	6.200%	04/15/18	3,190	3,387,825
Spectra Energy Capital LLC, Sr. Unsec’d. Notes	Baa2	6.250%	02/15/13	235	252,675

					6,674,848

SEE NOTES TO FINANCIAL STATEMENTS.

A59

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Railroads — 0.1%
Burlington Northern Santa Fe Corp., Sr. Unsec’d. Notes	Baa1	6.700%	08/01/28	$670	$718,144
CSX Corp., Sr. Unsec’d. Notes(a)	Baa3	6.150%	05/01/37	715	724,423
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	5.590%	05/17/25	525	510,367
Norfolk Southern Corp., Sr. Unsec’d. Notes	Baa1	7.800%	05/15/27	18	21,638
Union Pacific Corp., Sr. Unsec’d. Notes	Baa2	6.650%	01/15/11	750	791,080

					2,765,652

Real Estate Investment Trusts — 0.2%
Brandywine Operating Partnership LP, Gtd. Notes	Baa3	5.750%	04/01/12	361	367,966
Mack-Cali Realty LP, Sr. Unsec’d. Notes	Baa2	7.750%	08/15/19	765	791,588
Post Apartment Homes LP, Sr. Unsec’d. Notes	Baa3	5.450%	06/01/12	435	431,627
Post Apartment Homes LP, Sr. Unsec’d. Notes	Baa3	6.300%	06/01/13	660	656,202
Simon Property Group LP, Sr. Unsec’d. Notes	A3	5.750%	05/01/12	1,500	1,575,744
Simon Property Group LP, Sr. Unsec’d. Notes	A3	6.125%	05/30/18	2,800	2,844,766

					6,667,893

Retailers — 0.6%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.750%	08/15/11	1,000	1,064,875
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.750%	06/01/17	1,640	1,730,879
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	6.125%	09/15/39	750	743,324
Gamestop Corp. / Gamestop, Inc., Gtd. Notes	Ba1	8.000%	10/01/12	1,115	1,155,419
Home Depot, Inc. (The), Sr. Unsec’d. Notes	Baa1	5.875%	12/16/36	325	313,709
Kohl’s Corp., Sr. Unsec’d. Notes	Baa1	6.875%	12/15/37	1,015	1,151,164
Lowe’s Cos., Inc., Sr. Unsec’d. Notes	A1	6.500%	03/15/29	385	423,379
Macy’s Retail Holdings, Inc., Gtd. Notes	Ba2	5.350%	03/15/12	390	398,287
Macy’s Retail Holdings, Inc., Gtd. Notes	Ba2	5.875%	01/15/13	2,000	2,055,000
Nordstrom, Inc., Sr. Unsec’d. Notes(a)	Baa2	6.250%	01/15/18	4,500	4,871,115
Target Corp., Sr. Unsec’d. Notes	A2	7.000%	01/15/38	1,835	2,140,983
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	5.250%	09/01/35	245	240,913
Wal-Mart Stores, Inc., Sr. Unsec’d. Notes	Aa2	6.200%	04/15/38	500	551,397

					16,840,444

Technology — 0.4%
Cisco Systems, Inc., Sr. Unsec’d. Notes	A1	4.450%	01/15/20	1,690	1,657,863
Computer Sciences Corp., Sr. Unsec’d. Notes, Ser. WI	Baa1	6.500%	03/15/18	1,800	1,964,336
Electronic Data Systems LLC., Sr. Unsec’d. Notes	A2	7.450%	10/15/29	120	141,996
Fiserv, Inc., Gtd. Notes	Baa2	6.125%	11/20/12	1,000	1,088,871
Intuit, Inc., Sr. Unsec’d. Notes	Baa2	5.400%	03/15/12	600	637,442
Motorola, Inc., Sr. Unsec’d. Notes	Baa3	8.000%	11/01/11	49	52,405
Oracle Corp., Sr. Unsec’d. Notes	A2	6.125%	07/08/39	1,215	1,275,793
Seagate Technology HDD Holdings (Cayman Islands), Gtd. Notes	Ba3	6.375%	10/01/11	1,000	1,017,500
Xerox Corp., Sr. Unsec’d. Notes(a)	Baa2	4.250%	02/15/15	2,720	2,701,039

					10,537,245

Telecommunications — 0.8%
America Movil SAB de CV (Mexico), Gtd. Notes(a)	A3	6.375%	03/01/35	580	598,726
AT&T Corp., Gtd. Notes	A2	8.000%	11/15/31	260	317,335
AT&T, Inc., Sr. Unsec’d. Notes	A2	5.300%	11/15/10	1,260	1,309,824
AT&T Mobility LLC, Sr. Unsec’d. Notes	A2	7.125%	12/15/31	505	564,429
Deutsche Telekom International Finance BV (Netherlands), Gtd. Notes	Baa1	8.750%	06/15/30	295	379,402
Embarq Corp., Sr. Unsec’d. Notes (original cost $349,979; purchased 05/12/06)(d)(g)	Baa3	7.082%	06/01/16	350	386,602
Embarq Corp., Sr. Unsec’d. Notes (original cost $1,626,279; purchased 05/12/06-04/10/07)(d)(g)	Baa3	7.995%	06/01/36	1,600	1,721,117
France Telecom SA (France), Sr. Unsec’d. Notes	A3	8.500%	03/01/31	375	499,055
Koninklijke KPN NV (Netherlands), Sr. Unsec’d. Notes	Baa2	8.000%	10/01/10	530	556,500
New Cingular Wireless Services, Inc., Gtd. Notes	A2	8.125%	05/01/12	640	723,157
New Cingular Wireless Services, Inc., Sr. Unsec’d. Notes	A2	8.750%	03/01/31	1,339	1,730,402

SEE NOTES TO FINANCIAL STATEMENTS.

A60

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Telecommunications (continued)
PCCW-HKT Capital Ltd. (Virgin Islands (US)), Gtd. Notes, 144A	Baa2	8.000%	11/15/11	$2,370	$2,554,623
Qwest Capital Funding, Inc., Gtd. Notes	B1	7.250%	02/15/11	700	710,500
Qwest Corp., Sr. Unsec’d. Notes	Ba1	8.875%	03/15/12	2,000	2,150,000
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	5.250%	11/15/13	320	336,573
Telecom Italia Capital SA (Luxembourg), Gtd. Notes	Baa2	7.175%	06/18/19	2,095	2,335,638
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	5.877%	07/15/19	780	836,027
Telefonica Emisiones SAU (Spain), Gtd. Notes	Baa1	7.045%	06/20/36	210	239,799
Telefonos de Mexico SAB de CV (Mexico), Sr. Unsec’d. Notes, 144A(a)	A3	5.500%	11/15/19	255	248,309
TELUS Corp. (Canada), Sr. Unsec’d. Notes	Baa1	8.000%	06/01/11	899	973,260
United States Cellular Corp., Sr. Unsec’d. Notes	Baa2	6.700%	12/15/33	275	270,449
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	6.100%	04/15/18	3,400	3,695,491
Vodafone Group PLC (United Kingdom), Sr. Unsec’d. Notes	Baa1	7.750%	02/15/10	800	806,384

					23,943,602

Tobacco — 0.2%
Altria Group, Inc., Gtd. Notes	Baa1	9.250%	08/06/19	215	262,005
Altria Group, Inc., Gtd. Notes(a)	Baa1	9.700%	11/10/18	985	1,217,625
Altria Group, Inc., Gtd. Notes	Baa1	9.950%	11/10/38	140	182,491
Altria Group, Inc., Gtd. Notes	Baa1	10.200%	02/06/39	790	1,053,890
Lorillard Tobacco Co., Sr. Unsec’d. Notes(a)	Baa2	8.125%	06/23/19	765	841,030
Philip Morris International, Inc., Sr. Unsec’d. Notes	A2	4.875%	05/16/13	860	907,864
Reynolds American, Inc., Gtd. Notes	Baa3	7.250%	06/15/37	320	322,265

					4,787,170

TOTAL CORPORATE BONDS (cost $270,471,604)					279,680,599

MORTGAGE-BACKED SECURITIES — 10.6%
Federal Home Loan Mortgage Corporation		4.500%	02/01/19-07/01/20	4,342	4,508,231
Federal Home Loan Mortgage Corporation		5.000%	07/01/18-05/01/34	7,762	8,110,347
Federal Home Loan Mortgage Corporation		5.000%	TBA 30 YR	5,000	5,126,560
Federal Home Loan Mortgage Corporation(c)		5.214%	12/01/35	2,387	2,511,410
Federal Home Loan Mortgage Corporation		5.500%	12/01/33-05/01/38	10,490	11,024,532
Federal Home Loan Mortgage Corporation		5.500%	TBA 30 YR	18,000	18,855,000
Federal Home Loan Mortgage Corporation(c)		5.548%	06/01/36	2,970	3,130,489
Federal Home Loan Mortgage Corporation		6.000%	03/01/32-12/01/33	2,266	2,436,973
Federal Home Loan Mortgage Corporation		6.500%	12/01/14	194	208,892
Federal Home Loan Mortgage Corporation		7.000%	01/01/31-11/01/33	2,850	3,138,417
Federal National Mortgage Association(c)		3.233%	07/01/33	740	762,375
Federal National Mortgage Association		4.000%	06/01/19	1,371	1,401,176
Federal National Mortgage Association		4.000%	TBA 15 YR	6,000	6,014,064
Federal National Mortgage Association		4.500%	11/01/18-01/01/35	10,774	11,062,329
Federal National Mortgage Association		4.500%	TBA 30 YR	10,000	9,981,250
Federal National Mortgage Association		5.000%	10/01/18-05/01/36	29,419	30,315,867
Federal National Mortgage Association		5.000%	TBA 30 YR	2,000	2,052,188
Federal National Mortgage Association		5.500%	03/01/16-06/01/38	46,704	49,100,986
Federal National Mortgage Association		5.500%	TBA 15 YR	6,000	6,345,000
Federal National Mortgage Association		5.500%	TBA 30 YR	25,250	26,429,655
Federal National Mortgage Association(c)		5.921%	06/01/37	7,740	8,230,697
Federal National Mortgage Association		6.000%	04/01/13-08/01/38	25,264	26,923,258
Federal National Mortgage Association		6.000%	TBA 30 YR	30,500	32,301,391
Federal National Mortgage Association		6.500%	07/01/17-09/01/37	10,131	10,891,434
Federal National Mortgage Association		7.000%	08/01/11-07/01/32	714	793,668
Federal National Mortgage Association		7.500%	06/01/12-05/01/32	315	344,769
Government National Mortgage Association		4.500%	TBA 30 YR	8,000	8,070,284

SEE NOTES TO FINANCIAL STATEMENTS.

A61

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

MORTGAGE-BACKED SECURITIES (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Government National Mortgage Association		5.500%	11/15/32-02/15/36	$9,603	$10,123,962
Government National Mortgage Association		6.000%	02/15/33-10/15/34	3,885	4,138,827
Government National Mortgage Association		6.500%	10/15/23-07/15/35	4,231	4,540,112
Government National Mortgage Association		8.000%	01/15/24-04/15/25	98	112,188

TOTAL MORTGAGE-BACKED SECURITIES (cost $301,109,630)					308,986,331

MUNICIPAL BONDS — 0.2%
Bay Area Toll Authority, BABs	Aa3	6.263%	04/01/49	1,325	1,270,689
New Jersey State Turnpike Authority, BABs	A3	7.414%	01/01/40	450	507,240
New York City Transitional Finance Authority, BABs	Aa2	5.767%	08/01/36	1,130	1,095,162
State of California, BABs	Baa1	7.300%	10/01/39	1,270	1,200,252
State of California, BABs(a)	Baa1	7.550%	04/01/39	245	240,707
State of Washington, BABs	Aa1	5.481%	08/01/39	355	343,434

TOTAL MUNICIPAL BONDS (cost $4,788,780)					4,657,484

NON-CORPORATE FOREIGN AGENCIES — 0.3%
Commonwealth Bank of Australia (Australia), 144A	Aaa	2.700%	11/25/14	7,435	7,286,754
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	8.625%	12/01/23	350	422,625
RSHB Capital SA For OJSC Russian Agricultural Bank (Luxembourg), Sr. Sec’d. Notes, 144A	Baa1	6.299%	05/15/17	2,190	2,205,330

TOTAL NON-CORPORATE FOREIGN AGENCIES (cost $10,029,329)					9,914,709

NON-CORPORATE SOVEREIGN
Qatar Government International Bond (Qatar), 144A (cost $738,409)(a)	Aa2	6.400%	01/20/40	740	743,700

RESIDENTIAL MORTGAGE-BACKED SECURITIES —0.3%
Amortizing Residential Collateral Trust, Ser. 2002-BC7, Class M2(c)	CC(e)	1.581%	10/25/32	107	8,139
CDC Mortgage Capital Trust, Ser. 2002-HE3, Class M1(c)	Baa2	1.881%	03/25/33	547	349,620
Centex Home Equity, Ser. 2005-A, Class M2(c)	Aa3	0.731%	01/25/35	1,790	1,342,191
Credit-Based Asset Servicing And Securitization LLC, Ser. 2005-CB6, Class A3	A3	5.120%	07/25/35	536	448,455
Equity One ABS, Inc., Ser. 2004-3, Class M1	Aa2	5.700%	07/25/34	793	603,058
First Franklin Mortgage Loan Trust, Ser. 2005-FFH1, Class M2(c)	Ba3	0.751%	06/25/36	1,450	157,382
HFC Home Equity Loan, Ser. 2005-2, Class M2(c)	Aa1	0.723%	01/20/35	422	348,462
Long Beach Mortgage Loan Trust, Ser. 2004-2, Class M1(c)	Aa2	0.761%	06/25/34	1,250	864,264
Morgan Stanley ABS Capital I, Ser. 2004-NC1, Class M1(c)	Aa2	0.931%	12/25/33	1,193	879,185
Morgan Stanley Dean Witter Capital I, Ser. 2002-HE1, Class M1(c)	B3	1.131%	07/25/32	1,065	711,711
Morgan Stanley Dean Witter Capital I, Ser. 2002-NC4, Class M1(c)	A2	1.506%	09/25/32	881	628,263
Morgan Stanley Dean Witter Capital I, Ser. 2002-NC2, Class M2, 144A(c)	NR	2.556%	04/25/32	351	104,888
Saxon Asset Securities Trust, Ser. 2005-2, Class M2(c)	A2	0.671%	10/25/35	1,170	338,232
Securitized Asset Backed Receivables LLC Trust, Ser. 2004-OP1, Class M1(c)	Aa2	0.996%	02/25/34	1,325	995,484
Securitized Asset Backed Receivables LLC Trust, Ser. 2006-FR3, Class A3(c)	Caa1	0.481%	05/25/36	1,100	364,367

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $13,221,757)					8,143,701

SEE NOTES TO FINANCIAL STATEMENTS.

A62

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.8%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Western Corporate Federal Credit Union, US Gov’t. Gtd. Notes	1.750%	11/02/12	$2,610	$2,598,281
Federal Farm Credit Bank(a)	4.875%	01/17/17	855	909,828
Federal Home Loan Bank	5.000%	11/17/17	635	686,892
Federal Home Loan Bank	5.625%	06/11/21	2,390	2,601,699
Federal Home Loan Mortgage Corporation(a)	3.750%	03/27/19	4,835	4,740,335
Federal National Mortgage Association	0.875%	01/12/12	115	114,114
Federal National Mortgage Association(a)	2.625%	11/20/14	2,640	2,619,529
Federal National Mortgage Association	5.000%	02/13/17	3,070	3,332,476
Federal National Mortgage Association(a)	6.625%	11/15/30	2,245	2,698,059
Resolution Funding Corp. Interest Strip(h)	4.980%	04/15/18	2,615	1,843,421
Tennessee Valley Authority	4.500%	04/01/18	1,445	1,470,503
Tennessee Valley Authority, Ser. E	6.250%	12/15/17	560	638,735

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $24,465,153)				24,253,872

U.S. GOVERNMENT TREASURY OBLIGATIONS — 4.3%
U.S. Treasury Bonds	4.500%	02/15/36	3,150	3,102,750
U.S. Treasury Bonds(a)	4.500%	08/15/39	2,470	2,414,040
U.S. Treasury Bonds	6.250%	08/15/23	10,495	12,534,966
U.S. Treasury Bonds	7.125%	02/15/23	8,200	10,516,500
U.S. Treasury Bonds(i)	8.875%	08/15/17	5,505	7,504,003
U.S. Treasury Inflation Index Notes	1.625%	01/15/15	19,087	19,850,869
U.S. Treasury Inflation Index Notes	3.500%	01/15/11	5,279	5,475,385
U.S. Treasury Notes(a)	0.750%	11/30/11	3,155	3,134,420
U.S. Treasury Notes(a)	2.125%	11/30/14	3,835	3,744,225
U.S. Treasury Notes	2.625%	12/31/14	10,560	10,529,482
U.S. Treasury Notes(a)	3.375%	11/15/19	9,110	8,762,727
U.S. Treasury Strips Coupon(n)	3.980%	11/15/18	1,230	864,437
U.S. Treasury Strips Coupon(n)	4.830%	11/15/24	10,880	5,309,962
U.S. Treasury Strips Coupon(n)	4.840%	05/15/24	4,045	2,034,582
U.S. Treasury Strips Coupon(n)	4.860%	08/15/24	6,980	3,459,735
U.S. Treasury Strips Coupon(n)	5.270%	05/15/20	4,565	2,935,971
U.S. Treasury Strips Coupon(n)	7.140%	05/15/25	9,500	4,493,500
U.S. Treasury Strips Coupon(n)	7.450%	05/15/26	5,000	2,234,300
U.S. Treasury Strips Principal(a)(h)	4.070%	02/15/19	4,295	2,984,110
U.S. Treasury Strips Principal(a)(h)	4.800%	11/15/24	13,500	6,664,666
U.S. Treasury Strips Principal(h)	6.260%	02/15/23	10,900	5,944,620

TOTAL U.S. GOVERNMENT TREASURY OBLIGATIONS (cost $124,995,757)				124,495,250

TOTAL LONG-TERM INVESTMENTS (cost $2,410,775,646)				2,721,315,127

SHORT-TERM INVESTMENTS — 15.6%
U.S. GOVERNMENT TREASURY OBLIGATION — 0.2%
U.S. Treasury Bill (cost $4,396,836)(j)	0.157%	06/17/10	4,400	4,396,251

			Shares
AFFILIATED MUTUAL FUNDS — 15.4%
Dryden Core Investment Fund — Short-Term Bond Series (cost $167,366,748) (Note 4)(k)			16,901,556	144,677,318
Dryden Core Investment Fund — Taxable Money Market Series (cost $302,386,487; includes $156,084,644 of cash collateral received for securities on loan) (Note 4)(k)(l)			302,386,487	302,386,487

TOTAL AFFILIATED MUTUAL FUNDS (cost $469,753,234)				447,063,805

TOTAL SHORT-TERM INVESTMENTS (cost $474,150,070)				451,460,056

TOTAL INVESTMENTS(m) — 109.2% (cost $2,884,925,716)				3,172,775,183
LIABILITIES IN EXCESS OF OTHER ASSETS(o) — (9.2)%				(266,782,405)

NET ASSETS — 100.0%				$2,905,992,778

SEE NOTES TO FINANCIAL STATEMENTS.

A63

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
BABs	Build America Bonds
CDO	Collateralized Debt Obligation
I/O	Interest Only
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
TBA	To Be Announced
ULC	Unlimited Liability Corporation

#	Principal amount shown in U.S. dollars unless otherwise stated.

†	The rating reflected is as of December 31, 2009. Ratings of certain bonds may have changed subsequent to that date.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $149,443,792; cash collateral of $156,084,644 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Non-income producing security.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2009.

(d)	Indicates a security that has been deemed illiquid.

(e)	Standard & Poor’s Rating.

(f)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.

(g)	Indicates a restricted security; the aggregate original cost of such securities is $5,773,675. The aggregate value of $6,140,175 is approximately 0.2% of net assets.

(h)	Represents zero-coupon bond. Rate shown reflects the effective yield at December 31, 2009.

(i)	Security segregated as collateral for futures contracts.

(j)	Rate quoted represents yield-to-maturity as of purchase date.

(k)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series and the Dryden Core Investment Fund—Short-Term Bond Series.

(l)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(m)	As of December 31, 2009, one security representing $2,219,029 and 0.08% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.

(n)	Rate shown reflects the effective yield at December 31, 2009.

(o)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, interest rate and credit default swap agreements as follows:

Open futures contracts outstanding at December 31, 2009:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2009	Unrealized Appreciation (Depreciation)
Long Positions:
123	U.S. Treasury 10 Yr. Notes	Mar. 2010	$14,262,634	$14,200,735	$(61,899)
365	U.S. Treasury 2 Yr. Notes	Mar. 2010	79,336,237	78,936,953	(399,284)
805	U.S. Treasury 5 Yr. Notes	Mar. 2010	93,365,192	92,078,164	(1,287,028)
175	S&P 500 Index	Mar. 2010	47,801,762	48,593,125	791,363

					$(956,848)

Short Position:
378	U.S. Long Bond	Mar. 2010	45,507,295	43,611,750	1,895,545

					$938,697

SEE NOTES TO FINANCIAL STATEMENTS.

A64

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

Interest rate swap agreements outstanding at December 31, 2009:

Counterparty	Termination Date	Notional Amount (000)#	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG(b)	5/31/2014	$12,200	2.355%	3 Month LIBOR	$(260,364)	$—	$(260,364)
Morgan Stanley Capital Services, Inc.(a)	2/15/2036	3,060	4.128%	3 Month LIBOR	172,008	—	172,008

					$(88,356)	$—	$(88,356)

(a)	Portfolio pays the fixed rate and receives the floating rate.

(b)	Portfolio pays the floating rate and receives the fixed rate.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2009:

Counterparty	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps on Corporate Issues—Buy protection(1)
Barclays Bank PLC	9/20/2012	$2,900	0.595%	Fortune Brands, Inc., 5.375%, 01/15/16	$13,288	$—	$13,288
Barclays Bank PLC	3/20/2018	1,800	1.220%	Computer Sciences Corp., 5.000%, 02/15/13	(80,143)	—	(80,143)
Citibank NA	9/20/2012	3,200	0.320%	Altria Group, Inc., 7.000%, 11/04/13	35,999	—	35,999
Credit Suisse International	6/20/2018	3,400	0.970%	Verizon Communications, Inc., 4.900%, 09/15/15	(32,404)	—	(32,404)
Deutsche Bank AG	9/20/2011	1,000	1.000%	Dish DBS Corp., 6.625%, 10/01/14	(405)	11,828	(12,233)
Deutsche Bank AG	3/20/2012	2,000	5.000%	Gannett Co., Inc., 6.375%, 4/01/12	(128,921)	(68,315)	(60,606)
Deutsche Bank AG	12/20/2012	2,000	1.000%	Macy’s Retail Holdings, Inc., 8.000%, 7/15/12	22,348	70,988	(48,640)
Deutsche Bank AG	6/20/2013	1,850	2.000%	International Lease Finance Corp., 4.150%, 01/20/15	338,559	—	338,559
Deutsche Bank AG	6/20/2013	2,000	1.000%	US Steel Corp., 6.650%, 6/01/37	86,635	109,913	(23,278)
Deutsche Bank AG	3/20/2014	1,645	7.050%	Starwood Hotels & Resorts Worldwide, 7.875%, 05/01/12	(374,480)	—	(374,480)
Deutsche Bank AG	3/20/2018	4,500	0.990%	Nordstrom, Inc., 6.950%, 03/15/28	29,111	—	29,111
Deutsche Bank AG	6/20/2018	2,200	1.150%	Spectra Energy Capital LLC, 6.250%, 02/15/13	(58,757)	—	(58,757)
JPMorgan Chase Bank	6/20/2014	1,150	0.650%	Bunge Ltd. Finance Corp., 5.350%, 04/15/14	25,835	—	25,835
Merrill Lynch Capital Services, Inc.	9/20/2016	735	1.730%	Tyson Foods, Inc., 7.850%, 04/01/16	31,312	—	31,312
Merrill Lynch Capital Services, Inc.	6/20/2018	1,800	3.050%	SLM Corp., 5.125%, 08/27/12	210,897	—	210,897
Merrill Lynch Capital Services, Inc.	6/20/2018	500	1.130%	Spectra Energy Capital LLC, 6.250%, 02/15/13	(12,623)	—	(12,623)
Merrill Lynch Capital Services, Inc.	6/20/2018	2,800	1.450%	Starwood Hotels & Resorts Worldwide, Inc., 6.750%, 05/15/18	72,406	—	72,406
Morgan Stanley Capital Services, Inc.	3/20/2012	500	5.000%	Gannett Co., Inc., 6.375%, 04/01/12	(32,230)	(17,617)	(14,613)
Morgan Stanley Capital Services, Inc.	3/20/2018	1,500	0.700%	Avon Products, Inc., 6.500%, 03/01/19	(30,270)	—	(30,270)

SEE NOTES TO FINANCIAL STATEMENTS.

A65

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

Credit default swap agreements outstanding at December 31, 2009 (continued):

Counterparty	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Default Swaps on Corporate Issues—Buy protection(1) (continued)
Morgan Stanley Capital Services, Inc.	6/20/2018	$1,700	1.000%	Newell Rubbermaid, Inc., 0.000%, 07/15/28	$45,843	$—	$45,843
Morgan Stanley Capital Services, Inc.	6/20/2018	2,800	0.970%	Simon Property Group L.P., 5.250%, 12/01/16	105,094	—	105,094

					$267,094	$106,797	$160,297

Counterparty	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation
Credit Default Swaps on Asset-Backed Issues—Buy protection(1)
Merrill Lynch Capital Services, Inc.	3/25/2036	$842	3.720%	Ameriquest Mortgage Securities, Inc., Ser. 2006-R1, Class M9, 2.731%, 03/25/36	$814,732	$—	$814,732

Counterparty	Termination Date	Notional Amount (000)#(4)	Fixed Rate	Reference Entity/Obligation	Fair Value(3)	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
Credit Default Swaps on Asset-Backed Issues—Sell protection(2)
Merrill Lynch Capital Services, Inc.	3/25/2036	$842	9.000%	Ameriquest Mortgage Securities, Inc., Ser. 2006-R1, Class M9, 2.731%, 03/25/36	$(790,816)	$—	$(790,816)

The Portfolio entered into credit default swaps as the protection seller on asset-backed issues to take an active short position with respect to the likelihood of a particular issuer’s default.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)	The fair value of credit default swap agreements on asset-backed securities serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

#	Notional amount is shown in U.S. dollars unless otherwise stated.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

SEE NOTES TO FINANCIAL STATEMENTS.

A66

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$12,726,355	$2,219,029
Bank Loans	—	15,284,511	—
Collateralized Mortgage Obligations	—	9,991,334	—
Commercial Mortgage-Backed Securities	—	108,870,917	—
Corporate Bonds	—	279,680,599	—
Common Stocks	1,811,347,335	—	—
Mortgage-Backed Securities	—	308,986,331	—
Municipal Bonds	—	4,657,484	—
Non-Corporate Foreign Agencies	—	9,914,709	—
Non-Corporate Sovereign	—	743,700	—
Residential Mortgage-Backed Securities	—	8,143,701	—
U.S. Government Agency Obligations	—	24,253,872	—
U.S. Government Treasury Obligations	—	128,891,501	—
Affiliated Mutual Funds	447,063,805	—	—

	2,258,411,140	912,145,014	2,219,029
Other Financial Instruments*	938,697	71,941	23,916

Total	$2,259,349,837	$912,216,955	$2,242,945

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities	Other Financial Instruments*
Balance as of 12/31/08	$—	$1,511,232
Realized gain (loss)	—	—	**
Change in unrealized appreciation (depreciation)	(933)	(1,487,316)
Earned accretion/amortization	933	—
Net purchases (sales)	2,219,029	—
Transfers in and/or out of Level 3	—	—

Balance as of 12/31/09	$2,219,029	$23,916

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

**	The realized gain earned during the period for other financial instruments was $1,580,082.

SEE NOTES TO FINANCIAL STATEMENTS.

A67

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 was as follows:

Affiliated Mutual Funds (including 5.4% of collateral received for securities on loan)	15.4%
Mortgage-Backed Securities	10.6
Oil, Gas & Consumable Fuels	6.1
U.S. Government Treasury Obligations	4.5
Computers & Peripherals	4.2
Pharmaceuticals	4.2
Commercial Mortgage-Backed Securities	3.8
Diversified Financial Services	3.1
Software	2.6
Aerospace & Defense	2.4
Diversified Telecommunication Services	2.2
Semiconductors & Semiconductor Equipment	2.1
Banking	1.9
Household Products	1.8
Capital Markets	1.7
Media	1.6
Beverages	1.5
Healthcare Equipment & Supplies	1.5
Specialty Retail	1.5
Industrial Conglomerates	1.4
Insurance	1.4
Commercial Banks	1.3
Tobacco	1.3
Communications Equipment	1.2
Food & Staples Retailing	1.2
Healthcare Providers & Services	1.2
IT Services	1.2
Food Products	1.1
Internet Software & Services	1.1
Air Freight & Logistics	1.0
Chemicals	1.0
Electric	1.0
Consumer Finance	0.9
Metals & Mining	0.9
Electrical Utilities	0.8
Multiline Retail	0.8
Telecommunications	0.8
U.S. Government Agency Obligations	0.8
Biotechnology	0.7
Energy Equipment & Services	0.7
Healthcare & Pharmaceutical	0.7
Life Sciences Tools & Services	0.7
Machinery	0.7
Real Estate Investment Trusts	0.7

Multi-Utilities	0.6%
Retailers	0.6
Textiles, Apparel & Luxury Goods	0.6
Asset-Backed Securities	0.5
Automobiles	0.5
Electronic Equipment & Instruments	0.5
Hotels, Restaurants & Leisure	0.5
Technology	0.5
Cable	0.4
Collateralized Mortgage Obligations	0.4
Foods	0.4
Household Durables	0.4
Non-Captive Finance	0.4
Auto Components	0.3
Containers & Packaging	0.3
Independent Power Producers & Energy Traders	0.3
Media & Entertainment	0.3
Non-Corporate Foreign Agencies	0.3
Professional Services	0.3
Residential Mortgage-Backed Securities	0.3
Road & Rail	0.3
Airlines	0.2
Commercial Services & Supplies	0.2
Consumer	0.2
Energy – Other	0.2
Healthcare Insurance	0.2
Lodging	0.2
Metals	0.2
Municipal Bonds	0.2
Pipelines & Other	0.2
Trading Companies & Distributors	0.2
Building Materials & Construction	0.1
Building Products	0.1
Capital Goods	0.1
Diversified Consumer Services	0.1
Electrical Equipment	0.1
Energy – Integrated	0.1
Gas Utilities	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Paper	0.1
Railroads	0.1
Wireless Telecommunication Services	0.1

109.2
Liabilities in excess of other assets	(9.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A68

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative Instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Premium paid for swap agreements	$192,729		Premium received for swap agreements	$85,932
Credit contracts	Unrealized appreciation on swaps	1,723,076		Unrealized depreciation on swaps	1,538,863
Equity contracts	Due to broker—variation margin	791,363	*	—	—
Interest rate contracts	Due to broker—variation margin	1,895,545	*	Due to broker—variation margin	1,748,211	*
Interest rate contracts	Unrealized appreciation on swaps	172,008		Unrealized depreciation on swaps	260,364

Total		$4,774,721			$3,633,370

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Purchased Options	Written Options	Total
Credit contracts	$—	$ 882,749	$—	$—	$882,749
Equity contracts	9,211,850	—	—	—	9,211,850
Interest rate contracts	4,606,026	270,773	(119,911)	43,436	4,800,324

Total	$13,817,876	$1,153,522	$(119,911)	$43,436	$14,894,923

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Swaps	Total
Credit contracts	$—	$(5,660,170)	$(5,660,170)
Equity contracts	708,263	—	708,263
Interest rate contracts	(2,524,923)	27,961	(2,496,962)

Total	$(1,816,660)	$(5,632,209)	$(7,448,869)

For the year ended December 31, 2009, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options (Cost)	Written Options (Premium Received)	Futures Long Position (Value at Trade Date)	Futures Short Position (Value at Trade Date)
$7,889	$3,221	$165,681,351	$10,767,010

Interest Rate Swaps (Notional Amount in USD (000))	Credit Default Swaps as Buyer (Notional Amount in USD (000))	Credit Default Swaps as Writer (Notional Amount in USD (000))
$12,686	$39,281	$968

SEE NOTES TO FINANCIAL STATEMENTS.

A69

FLEXIBLE MANAGED PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments, at value including securities on loan of $149,443,792:
Unaffiliated investments (cost $2,415,172,482)	$2,725,711,378
Affiliated investments (cost $469,753,234)	447,063,805
Receivable for investments sold	110,554,208
Dividends and interest receivable	10,181,644
Unrealized appreciation on swaps	1,895,084
Foreign tax reclaim receivable	512,246
Premium paid for swap agreements	192,729
Receivable for Series shares sold	1,735
Prepaid expenses	36,816

Total Assets	3,296,149,645

LIABILITIES
Payable for investments purchased	224,009,915
Collateral for securities on loan	156,084,644
Payable to custodian	5,636,062
Unrealized depreciation on swaps	1,799,227
Management fee payable	1,478,287
Due to broker-variation margin	594,568
Accrued expenses and other liabilities	265,490
Payable for Series shares repurchased	202,147
Premium received for swap agreements	85,932
Affiliated transfer agent fee payable	595

Total Liabilities	390,156,867

NET ASSETS	$2,905,992,778

Net assets were comprised of:
Paid-in capital	$3,135,070,544
Retained earnings	(229,077,766)

Net assets, December 31, 2009	$2,905,992,778

Net asset value and redemption price per share, $2,905,992,778 / 203,489,907 outstanding shares of beneficial interest	$14.28

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $253)	$39,107,636
Unaffiliated interest	38,949,481
Affiliated dividend income	3,332,189
Affiliated income from securities loaned, net	936,691

82,325,997

EXPENSES
Management fee	15,765,657
Shareholders’ reports	295,000
Custodian’s fees and expenses	280,000
Insurance expenses	49,000
Trustees’ fees	43,000
Audit fee	41,000
Commitment fee on syndicated credit agreement	22,000
Legal fees and expenses	18,000
Transfer agent’s fee and expenses (including affiliated expense of $3,600) (Note 4)	10,000
Miscellaneous	23,669

Total expenses	16,547,326

NET INVESTMENT INCOME	65,778,671

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated: $(1,632,891))	(222,070,573)
Futures transactions	13,817,876
Swap agreement transactions	1,153,522
Foreign currency transactions	1,607
Written options transactions	43,436

(207,054,132)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $21,958,534)	636,736,075
Futures	(1,816,660)
Swaps	(5,632,209)
Foreign currencies	13,970

629,301,176

NET GAIN ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	422,247,044

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$488,025,715

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$65,778,671	$91,569,165
Net realized loss on investments, swaps and foreign currencies	(207,054,132)	(353,630,781)
Net change in unrealized appreciation (depreciation) on investments, swaps and foreign currencies	629,301,176	(627,558,587)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	488,025,715	(889,620,203)

DISTRIBUTIONS	(91,535,531)	(353,573,797)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,203,125 and 1,347,523 shares, respectively]	15,189,643	19,045,784
Series shares issued in reinvestment of dividends and distributions [7,405,787 and 22,635,967 shares, respectively]	91,535,531	353,573,797
Series shares repurchased [17,489,813 and 14,641,462 shares, respectively]	(218,829,963)	(224,142,062)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(112,104,789)	148,477,519

TOTAL INCREASE (DECREASE) IN NET ASSETS	284,385,395	(1,094,716,481)
NET ASSETS:
Beginning of year	2,621,607,383	3,716,323,864

End of year	$2,905,992,778	$2,621,607,383

SEE NOTES TO FINANCIAL STATEMENTS.

A70

GLOBAL PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 96.6%
COMMON STOCKS — 96.5%	Shares	Value (Note 2)

Australia — 2.9%
Amcor Ltd.	182,500	$1,016,039
AWB Ltd.(a)	543,000	547,789
BHP Billiton Ltd., ADR(b)	22,684	1,737,141
BHP Billiton PLC, ADR	59,100	3,773,535
BlueScope Steel Ltd.	218,400	601,772
Challenger Financial Services Group, Ltd.	343,900	1,294,419
Downer EDI Ltd.	215,400	1,793,865
Goodman Fielder Ltd.	443,900	646,407
Macquarie Group Ltd.	21,200	908,338
Metcash Ltd.	216,600	868,512
Pacific Brands Ltd.(a)	460,600	464,618
Qantas Airways Ltd.(a)	308,500	823,107
TABCORP Holdings Ltd.	119,400	740,797
Woolworths Ltd.	52,868	1,325,970
WorleyParsons Ltd.	53,665	1,393,439

		17,935,748

Austria — 0.1%
Voestalpine AG	9,500	347,068

Belgium — 1.0%
AGFA-Gevaert NV(a)	62,200	400,949
Anheuser-Busch InBev NV	80,028	4,142,818
Delhaize Group SA	18,500	1,415,236

		5,959,003

Brazil — 2.1%
BM&F Bovespa SA	276,812	1,947,701
Itau Unibanco Holding SA, ADR(a)	119,800	2,736,232
Petroleo Brasileiro SA	98,036	2,066,020
Petroleo Brasileiro SA, ADR	108,798	5,187,489
Weg SA	117,200	1,238,645

		13,176,087

Canada — 1.9%
Brookfield Asset Management, Inc. (Class A Stock)	74,206	1,645,889
Canadian National Railway Co.	49,574	2,694,843
Goldcorp, Inc.	46,087	1,813,063
Potash Corp. of Saskatchewan, Inc.	16,880	1,831,480
Research In Motion Ltd.(a)	16,862	1,138,860
Royal Bank of Canada	30,230	1,630,226
Tim Hortons, Inc.	31,032	953,347

		11,707,708

China — 2.0%
Baidu, Inc., ADR(a)	9,599	3,947,397
China Life Insurance Co. Ltd. (Class H Stock)	407,000	1,991,563
China Overseas Land & Investment Ltd.	754,000	1,579,846
China Railway Construction Corp. Ltd. (Class H Stock)	1,081,500	1,378,105
CNOOC Ltd.	1,170,000	1,822,792
Li Ning Co. Ltd.	442,000	1,675,982

		12,395,685

COMMON STOCKS (continued)	Shares	Value (Note 2)

Denmark — 0.7%
Danisco A/S	14,500	$967,431
Danske Bank A/S(a)	23,900	536,541
H Lundbeck A/S	49,400	892,519
Novo Nordisk A/S (Class B Stock)	33,566	2,142,911

		4,539,402

Finland — 0.5%
Nokia Oyj	83,800	1,083,532
Rautaruukki Oyj	22,300	515,833
Tieto Oyj	56,200	1,167,707

		2,767,072

France — 5.1%
Alstom SA	34,180	2,390,405
AXA SA	107,610	2,526,571
BNP Paribas	19,800	1,570,496
Casino Guichard Perrachon SA	14,200	1,265,150
Credit Agricole SA	29,400	515,965
France Telecom SA	42,900	1,071,996
Iliad SA	14,445	1,726,234
Lagardere SCA	14,000	566,798
Rallye SA	13,400	468,098
Safran SA	72,500	1,416,598
Sanofi-Aventis SA	43,600	3,428,824
Schneider Electric SA	19,669	2,286,965
SCOR SE	28,000	703,417
Thales SA	22,500	1,156,393
Total SA	27,900	1,792,014
Total SA, ADR(a)	68,700	4,399,548
Vinci SA	39,660	2,231,709
Vivendi SA	65,800	1,952,924

		31,470,105

Germany — 3.5%
Aurubis AG	10,300	441,075
BASF SE	32,400	2,018,176
Deutsche Bank AG	11,600	822,891
Deutsche Lufthansa AG	51,700	874,106
E.ON AG	110,270	4,609,475
Hannover Rueckversicherung AG(a)	11,800	553,322
MAN SE	22,984	1,781,084
MTU Aero Engines Holding AG	28,100	1,522,921
Muenchener Rueckversicherungs AG	12,000	1,872,555
Rheinmetall AG	11,800	744,144
RWE AG	9,300	906,079
SAP AG	47,182	2,254,765
Suedzucker AG	21,000	437,846
Thomas Cook Group PLC	164,000	605,845
ThyssenKrupp AG	45,900	1,737,248
Vossloh AG	4,300	427,493

		21,609,025

Greece
Alpha Bank A.E.(a)	13,000	151,700

Hong Kong — 1.0%
Chaoda Modern Agriculture Holdings Ltd.	966,070	1,028,374
Li & Fung Ltd.	432,000	1,786,077
Noble Group Ltd.	1,586,000	3,637,890

		6,452,341

SEE NOTES TO FINANCIAL STATEMENTS.

A71

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

India — 1.0%
HDFC Bank, Ltd., ADR(b)	7,809	$1,015,795
Infosys Technologies Ltd., ADR	43,025	2,377,992
Vedanta Resources PLC	60,069	2,512,433

		5,906,220

Indonesia — 0.2%
Bank Rakyat Indonesia	1,825,000	1,466,813

Ireland — 0.8%
Allied Irish Banks PLC(a)	42,100	72,030
Bank of Ireland (Governor & Co.)(a)	83,300	157,650
CRH PLC(a)	82,774	2,250,575
Irish Life & Permanent PLC(a)	51,300	225,878
Ryanair Holdings PLC, ADR(a)	73,855	1,980,791

		4,686,924

Israel — 0.6%
Teva Pharmaceutical Industries Ltd., ADR(a)	66,065	3,711,532

Italy — 1.4%
Banco Popolare SC(a)	38,200	286,163
Ciments Francais SA	5,200	550,929
Enel SpA	184,700	1,069,299
ENI SpA	89,300	2,274,094
Finmeccanica SpA	20,900	334,627
Fondiaria-Sai SpA	19,900	316,358
Saipem SpA	80,132	2,765,388
Telecom Italia SpA	796,300	1,242,184

		8,839,042

Japan — 8.3%
Aeon Credit Service Co. Ltd.	16,100	155,430
Alpine Electronics, Inc.(a)	41,600	441,189
Aoyama Trading Co. Ltd.	52,100	665,023
Astellas Pharma, Inc.	41,200	1,537,125
Canon, Inc.	58,100	2,471,485
Circle K Sunkus Co. Ltd.	46,900	578,546
COMSYS Holdings Corp.	72,800	765,831
Daikin Industries Ltd.	41,400	1,635,185
Fast Retailing Co. Ltd.	7,200	1,353,164
Fukuoka Financial Group, Inc.	158,000	550,630
Hitachi Capital Corp.	49,400	600,621
Honda Motor Co. Ltd.	79,400	2,693,938
Hoya Corp.	64,100	1,710,350
Itochu Techno-Solutions Corp.	26,200	703,561
Jupiter Telecommunications Co. Ltd.	1,674	1,656,465
KDDI Corp.	200	1,059,343
Keihin Corp.	78,900	1,179,469
Keyence Corp.	10,400	2,158,454
Konami Corp.	10,300	183,900
Kurabo Industries Ltd.	173,100	263,779
Kurita Water Industries Ltd.	69,400	2,180,377
Kyoei Steel Ltd.	42,800	788,790
Kyowa Exeo Corp.	56,000	476,489
Marubeni Corp.	271,000	1,496,998
Mitsubishi Corp.	135,400	3,372,623
Mitsui & Co. Ltd.	66,000	936,284
Mizuho Financial Group, Inc.	198,100	356,244
Nifco, Inc.	31,000	619,261

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Nippon Electric Glass Co., Ltd.	107,000	$1,472,735
Nippon Express Co. Ltd.	160,000	660,761
Nippon Light Metal Co. Ltd.(a)	195,000	168,094
Nippon Oil Corp.	240,600	1,115,448
Nippon Shokubai Co. Ltd.	161,000	1,384,011
Nippon Telegraph & Telephone Corp.	37,000	1,461,614
Nissan Motor Co. Ltd.(a)	53,400	469,275
NTT DoCoMo, Inc.	1,100	1,535,037
Ricoh Co. Ltd.	52,000	745,096
Sankyu, Inc.	210,000	1,080,201
Sanwa Holdings Corp.	281,000	720,042
Seiko Epson Corp.,	17,100	276,343
Seino Holdings Corp.	65,000	412,586
Shimachu Co. Ltd.	30,700	605,048
Sumitomo Corp.	115,400	1,175,089
Sumitomo Mitsui Financial Group, Inc.	59,300	1,701,636
Sumitomo Trust & Banking Co. Ltd. (The)	67,000	328,972
Takeda Pharmaceutical Co. Ltd.	39,900	1,643,930
Terumo Corp.	27,500	1,657,422
Yokohama Rubber Co. Ltd. (The)	59,600	263,481

		51,467,375

Liechtenstein
Verwaltungs- und Privat-Bank AG	2,578	253,289

Mexico — 0.1%
Wal-Mart de Mexico SAB de CV, Ser. V	90,700	404,205

Netherlands — 2.5%
Aegon NV(a)	56,800	363,724
ASM Pacific Technology Ltd.	85,900	812,155
Brit Insurance Holdings NV	227,200	717,535
CSM	32,790	861,283
European Aeronautic Defence and Space Co. NV	41,900	842,237
ING Groep NV(a)	62,700	603,825
Koninklijke DSM NV	31,100	1,528,050
Nutreco Holding NV	9,400	528,376
OCE NV(a)	53,300	653,473
QIAGEN NV(a)	76,936	1,731,528
Royal Dutch Shell PLC, ADR(b)	35,150	2,112,866
Royal Dutch Shell PLC (Class B Stock)	162,200	4,723,777

		15,478,829

New Zealand — 0.1%
Air New Zealand Ltd.	737,900	647,599
Fisher & Paykel Appliances Holdings Ltd.	85,100	35,706

		683,305

Norway — 0.4%
DnB NOR ASA(a)	67,200	725,473
Norsk Hydro ASA(a)	54,500	457,823
Statoil ASA	45,100	1,124,777

		2,308,073

Portugal — 0.2%
Banco Espirito Santo SA	43,600	283,966
Portugal Telecom SGPS SA	89,600	1,093,306

		1,377,272

SEE NOTES TO FINANCIAL STATEMENTS.

A72

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Singapore — 0.7%
CapitaLand Ltd.	666,000	$1,975,730
MobileOne Ltd.	390,330	524,738
Singapore Airlines Ltd.(a)	72,000	762,550
Wilmar International Ltd.	183,000	832,103

		4,095,121

South Africa — 0.4%
Naspers Ltd. (Class N Stock)	60,800	2,460,586

Spain — 2.8%
Banco Bilbao Vizcaya Argentaria SA	114,000	2,077,651
Banco Espanol de Credito SA	71,978	881,738
Banco Santander SA	371,208	6,134,083
Inditex SA	40,797	2,547,872
Repsol YPF SA	66,100	1,773,765
Telefonica SA	144,788	4,052,474

		17,467,583

Sweden — 0.3%
Svenska Handelsbanken AB (Class A Stock)	73,200	2,085,454

Switzerland — 4.5%
ABB Ltd.(a)	102,769	1,980,290
Actelion Ltd.(a)	28,971	1,547,353
Baloise-Holding AG	14,600	1,212,199
Clariant AG(a)	103,700	1,226,264
Credit Suisse Group AG	86,887	4,304,501
Georg Fischer AG(a)	2,000	499,077
Julius Baer Group Ltd.	25,075	881,849
Nestle SA	45,532	2,209,833
Novartis AG	36,200	1,976,855
Philip Morris International, Inc.	22,500	1,084,275
Rieter Holding AG(a)	2,200	496,916
Roche Holding AG	16,639	2,845,483
Sonova Holding AG	7,442	901,599
Swiss Reinsurance Co. Ltd.	18,700	895,817
Swisscom AG	6,200	2,367,858
Zurich Financial Services AG	17,068	3,731,470

		28,161,639

Taiwan — 0.5%
MediaTek, Inc.	95,190	1,653,884
Taiwan Semiconductor Manufacturing Co. Ltd.	769,294	1,550,493

		3,204,377

Turkey — 0.2%
Turkiye Garanti Bankasi AS	341,048	1,452,833

United Kingdom — 9.5%
AMEC PLC	93,814	1,195,234
Amlin PLC	139,217	803,852
AstraZeneca PLC	71,500	3,360,296
Autonomy Corp. PLC(a)	88,272	2,143,630
Aviva PLC	118,200	751,886
Barclays PLC	753,129	3,318,626
Beazley PLC	360,794	580,742
BG Group PLC	178,982	3,231,744
BP PLC	472,900	4,566,397
British Sky Broadcasting Group PLC	317,999	2,872,420

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom (continued)
BT Group PLC	602,100	$1,311,269
Cairn Energy PLC(a)	257,990	1,381,093
Capita Group PLC (The)	124,631	1,506,973
Centrica PLC	88,100	399,052
Davis Service Group PLC	24,300	155,882
Drax Group PLC	94,500	630,015
DS Smith PLC	230,900	472,265
Experian PLC	130,380	1,287,853
GlaxoSmithKline PLC	118,600	2,515,014
HSBC Holdings PLC	142,465	1,620,531
HSBC Holdings PLC, ADR	52,000	2,968,680
IMI PLC	145,600	1,214,492
Legal & General Group PLC	624,000	802,758
Lloyds Banking Group PLC(a)	381,679	307,090
Marston’s PLC	339,130	480,020
Meggitt PLC	216,200	905,082
Northern Foods PLC	211,500	226,859
Old Mutual PLC(a)	527,200	923,229
Petrofac Ltd.	84,242	1,410,203
Reckitt Benckiser Group PLC	55,975	3,029,927
Rolls-Royce Group PLC(a)	332,964	2,592,927
Rolls-Royce Group PLC (Class C Stock)(a)	19,241,880	31,079
Rotork PLC	43,573	832,595
Royal Bank of Scotland Group PLC(a)	263,527	122,332
RSA Insurance Group PLC	300,200	583,222
Spectris PLC	98,200	1,168,025
Standard Chartered PLC	70,424	1,777,914
Tate & Lyle PLC	127,900	889,597
Tomkins PLC	201,400	625,855
Tullow Oil PLC	92,806	1,947,106
Vodafone Group PLC	751,500	1,740,254

		58,684,020

United States — 41.2%
3M Co.	30,050	2,484,234
Abbott Laboratories	92,880	5,014,591
Adobe Systems, Inc.(a)	47,969	1,764,300
Alcoa, Inc.	45,800	738,296
Altria Group, Inc.	48,100	944,203
Amazon.com, Inc.(a)	24,679	3,319,819
American Express Co.	123,225	4,993,077
American Tower Corp. (Class A Stock)(a)	59,275	2,561,273
Ameriprise Financial, Inc.	52,800	2,049,696
Amgen, Inc.(a)	25,750	1,456,677
Analog Devices, Inc.,	41,500	1,310,570
Apple, Inc.(a)(b)	33,504	7,064,653
AT&T, Inc.	143,900	4,033,517
Avon Products, Inc.	23,900	752,850
Baker Hughes, Inc.(b)	55,450	2,244,616
Bank of America Corp.	304,400	4,584,264
Bank of New York Mellon Corp. (The)	29,800	833,506
Cablevision Systems Corp. (Class A Stock)	95,300	2,460,646
CenterPoint Energy, Inc.	35,400	513,654
Chevron Corp.	58,150	4,476,969

SEE NOTES TO FINANCIAL STATEMENTS.

A73

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Citigroup, Inc.	172,200	$569,982
Coca-Cola Co. (The)(b)	12,850	732,450
Covidien PLC	49,500	2,370,555
Dell, Inc.(a)	125,600	1,803,616
DIRECTV (Class A Stock)(a)	36,374	1,213,073
Dow Chemical Co. (The)	193,073	5,334,607
E.I. du Pont de Nemours & Co.,	47,200	1,589,224
Eli Lilly & Co.	10,600	378,526
Entergy Corp.	26,950	2,205,588
EOG Resources, Inc.,	28,079	2,732,087
Exxon Mobil Corp.	61,800	4,214,142
Fifth Third Bancorp	93,900	915,525
Fortune Brands, Inc.	42,350	1,829,520
General Dynamics Corp.,	79,103	5,392,452
General Electric Co.	192,200	2,907,986
Gilead Sciences, Inc.(a)	67,568	2,924,343
Goldman Sachs Group, Inc. (The)	35,559	6,003,781
Google, Inc. (Class A Stock)(a)	12,466	7,728,671
H&R Block, Inc.	62,200	1,406,964
Home Depot, Inc.	123,800	3,581,534
Honeywell International, Inc.	31,900	1,250,480
Illinois Tool Works, Inc.	52,650	2,526,674
International Business Machines Corp.	57,718	7,555,286
International Paper Co.	85,300	2,284,334
Johnson & Johnson	97,263	6,264,710
JPMorgan Chase & Co.	218,723	9,114,187
KeyCorp,	189,600	1,052,280
Kraft Foods, Inc. (Class A Stock)	31,500	856,170
Liberty Media Corp. — Starz, Ser. Z(a)	15,750	726,863
Lockheed Martin Corp.	11,100	836,385
Marsh & McLennan Cos., Inc.	99,400	2,194,752
Mastercard, Inc. (Class A Stock)	16,353	4,186,041
McDonald’s Corp.	93,280	5,824,403
Merck & Co., Inc.	206,017	7,527,861
Microsoft Corp.	148,200	4,518,618
Morgan Stanley	39,100	1,157,360
Murphy Oil Corp.	40,750	2,208,650
National Oilwell Varco, Inc.(a)	38,010	1,675,861
Newell Rubbermaid, Inc.	87,100	1,307,371
NiSource, Inc.,	64,600	993,548
Nordstrom, Inc.,(b)	27,195	1,021,988
Norfolk Southern Corp.	33,515	1,756,856
NRG Energy, Inc.(a)	30,300	715,383
Pfizer, Inc.	153,300	2,788,527
Pinnacle West Capital Corp.	25,000	914,500
PPG Industries, Inc.	38,166	2,234,238
Praxair, Inc.	56,606	4,546,028
priceline.com, Inc.(a)	5,011	1,094,904
Procter & Gamble Co. (The)	27,150	1,646,104
QUALCOMM, Inc.	98,758	4,568,545
Qwest Communications International, Inc.	133,800	563,298
Raytheon Co.	34,050	1,754,256
Schlumberger Ltd.	12,300	800,607
SLM Corp.(a)	102,000	1,149,540
Southwest Airlines Co.	273,800	3,129,534

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Spectra Energy Corp.	101,400	$2,079,714
Sprint Nextel Corp.,(a)	340,900	1,247,694
St Joe Co. (The)(a)(b)	48,500	1,401,165
State Street Corp.	43,400	1,889,636
Sunoco, Inc.	26,600	694,260
Time Warner Cable, Inc.	36,800	1,523,152
Time Warner, Inc.	89,700	2,613,858
Transocean Ltd.(a)	68,376	5,661,533
Tyco Electronics Ltd.	76,600	1,880,530
Tyco International Ltd.	48,200	1,719,776
U.S. Bancorp	179,359	4,037,371
Union Pacific Corp.	116,691	7,456,555
Verizon Communications, Inc.	27,100	897,823
Visa, Inc. (Class A Stock)(b)	47,922	4,191,258
Wal-Mart Stores, Inc.	39,350	2,103,257
Waste Management, Inc.(b)	39,300	1,328,733
Wells Fargo & Co.	189,948	5,126,697
Western Union Co. (The)	89,700	1,690,845
Weyerhaeuser Co.	55,150	2,379,171
Wynn Resorts Ltd.(a)	30,288	1,763,670
Yahoo!, Inc.(a)	85,202	1,429,689

		255,298,566

TOTAL COMMON STOCKS (cost $542,348,854)		598,004,002

PREFERRED STOCKS — 0.1%
United States
Bank of America Corp	8,300	123,836
Wells Fargo & Co.	23,175	595,598

TOTAL PREFERRED STOCKS (cost $569,801)		719,434

TOTAL LONG-TERM INVESTMENTS (cost $542,918,655)		598,723,436

SHORT-TERM INVESTMENT — 6.3%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $38,613,062; includes $23,197,723 of cash collateral received for securities on loan) (Note 4)(c)(d)	38,613,062	38,613,062

TOTAL INVESTMENTS(e) — 102.9% (cost $581,531,717)		637,336,498
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.9)%		(17,805,028)

NET ASSETS — 100.0%		$619,531,470

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

A74

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $22,543,645; cash collateral of $23,197,723 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(e)	As of December 31, 2009, 215 securities representing $287,394,956 and 46.4% of the net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks
Australia	$5,510,676	$12,425,072	$—
Austria	—	347,068	—
Belgium	—	5,959,003	—
Brazil	13,176,087	—	—
Canada	11,707,708	—	—
China	3,947,397	8,448,288	—
Denmark	—	4,539,402	—
Finland	—	2,767,072	—
France	4,399,548	27,070,557	—
Germany	—	21,609,025	—
Greece	—	151,700	—
Hong Kong	—	6,452,341	—
India	3,393,787	2,512,433	—
Indonesia	—	1,466,813	—
Ireland	1,980,791	2,706,133	—
Israel	3,711,532	—	—
Italy	—	8,839,042	—
Japan	—	51,467,375	—
Liechtenstein	—	253,289	—
Mexico	404,205	—	—
Netherlands	2,112,866	13,365,963	—
New Zealand	—	683,305	—
Norway	—	2,308,073	—
Portugal	—	1,377,272	—
Singapore	—	4,095,121	—
South Africa	—	2,460,586	—
Spain	—	17,467,583	—
Sweden	—	2,085,454	—
Switzerland	1,966,124	26,195,515	—
Taiwan	—	3,204,377	—
Turkey	—	1,452,833	—
United Kingdom	2,968,680	55,715,340	—
United States	255,298,566	—	—
Preferred Stock
United States	719,434	—	—
Affiliated Money Market Mutual Fund	38,613,062	—	—

	349,910,463	287,426,035	—
Other Financial Instruments*	—	—	—

Total	$349,910,463	$287,426,035	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A75

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock	Preferred Stock
Balance as of 12/31/08	$102,852	$295,558
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	—	—
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	(102,852)	(295,558)

Balance as of 12/31/09	$—	$—

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 was as follows:

Oil, Gas & Consumable Fuels	9.0%
Commercial Banks	7.7
Pharmaceuticals	7.4
Affiliated Money Market Mutual Fund (including 3.7% of collateral received for securities on loan)	6.2
Chemicals	3.6
Insurance	3.5
Diversified Telecommunication	3.2
Capital Markets	3.1
Diversified Financial Services	3.1
Aerospace & Defense	2.9
Media	2.9
Energy Equipment & Services	2.8
Computers & Peripherals	2.7
IT Services	2.3
Road & Rail	2.3
Metals & Mining	2.2
Internet Software & Services	2.1
Food Products	1.7
Hotels, Restaurants & Leisure	1.7
Software	1.7
Trading Companies & Distributors	1.7
Machinery	1.6
Electronic Equipment & Instruments	1.5
Electric Utilities	1.4
Industrial Conglomerates	1.4
Wireless Telecommunication Services	1.4
Airlines	1.3
Food & Staples Retailing	1.3
Specialty Retail	1.3
Communications Equipment	1.1
Consumer Finance	1.1

Electrical Equipment	1.1%
Real Estate Management & Development	1.1
Biotechnology	1.0
Semiconductors & Semiconductor Equipment	0.9
Beverages	0.8
Construction & Engineering	0.8
Healthcare Equipment & Supplies	0.8
Household Products	0.8
Commercial Services & Supplies	0.7
Internet & Catalog Retail	0.7
Paper & Forest Products	0.7
Household Durables	0.6
Office Electronics	0.6
Automobiles	0.5
Building Products	0.5
Multi-Utilities	0.5
Construction Materials	0.4
Distributors	0.4
Auto Components	0.3
Gold	0.3
Life Sciences Tools & Services	0.3
Textiles, Apparel & Luxury Goods	0.3
Tobacco	0.3
Containers & Packaging	0.2
Diversified Consumer Services	0.2
Independent Power Producers & Energy Traders	0.2
Multiline Retail	0.2
Professional Services	0.2
Healthcare Technology	0.1
Personal Products	0.1

102.8
Liabilities in excess of other assets	(2.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A76

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

The Portfolio did not hold any derivative instruments as of December 31, 2009, accordingly no derivative positions were presented in the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrant	Rights	Forward Contracts	Futures	Total
Foreign exchange contracts	$—	$—	$139,834	$—	$139,834
Equity contracts	14,588	(1,962,957)	—	65,736	(1,882,633)

Total	$14,588	$(1,962,957)	$139,834	$65,736	$(1,742,799)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Forward Contracts
Foreign exchange contracts	$31,520

For the year ended December 31, 2009, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $2,313,902 and the average value at settlement date receivable for forward foreign currency exchange sale contracts was $2,310,645.

SEE NOTES TO FINANCIAL STATEMENTS.

A77

GLOBAL PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments, at value including securities on loan of $22,543,645:
Unaffiliated investments (cost $542,918,655)	$598,723,436
Affiliated investments (cost $38,613,062)	38,613,062
Foreign currency, at value (cost $5,010,415)	4,937,937
Cash	7,020
Receivable for investments sold	1,550,569
Foreign tax reclaim receivable	1,153,373
Dividends and interest receivable	545,529
Prepaid expenses	6,078
Receivable for Series shares sold	29

Total Assets	645,537,033

LIABILITIES
Collateral for securities on loan	23,197,723
Payable for investments purchased	2,041,960
Management fee payable	393,904
Payable for Series shares repurchased	200,300
Accrued expenses and other liabilities	171,081
Affiliated transfer agent fee payable	595

Total Liabilities	26,005,563

NET ASSETS	$619,531,470

Net assets were comprised of:
Paid-in capital	$723,324,781
Retained earnings	(103,793,311)

Net assets, December 31, 2009	$619,531,470

Net asset value and redemption price per share, $619,531,470 / 37,149,452 outstanding shares of beneficial interest	$16.68

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $724,051)	$13,689,206
Affiliated income from securities loaned, net	227,558
Affiliated dividend income	88,164
Interest	5,442

14,010,370

EXPENSES
Management fee	4,006,515
Custodian’s fees and expenses	238,000
Shareholders’ reports	152,000
Audit fee	36,000
Trustees’ fees	15,000
Insurance expenses	13,000
Transfer agent’s fee and expenses (including affiliated expense of $3,600) (Note 4)	10,000
Legal fees and expenses	9,000
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	47,866

Total expenses	4,529,381

NET INVESTMENT INCOME	9,480,989

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(62,900,316)
Futures transactions	65,736
Foreign currency transactions	(1,578,682)

(64,413,262)

Net change in unrealized appreciation (depreciation) on:
Investments	204,101,309
Foreign currencies	27,225

204,128,534

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	139,715,272

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$149,196,261

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$9,480,989	$15,477,187
Net realized loss on investments and foreign currencies	(64,413,262)	(101,996,224)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	204,128,534	(316,326,272)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	149,196,261	(402,845,309)

DISTRIBUTIONS	(15,473,292)	(61,349,073)

SERIES SHARE TRANSACTIONS:
Series shares sold [944,130 and 1,400,663 shares, respectively]	13,276,492	27,172,912
Series shares issued in reinvestment of dividends and distributions [1,100,519 and 2,931,155 shares, respectively]	15,473,292	61,349,073
Series shares repurchased [4,117,959 and 5,123,305 shares, respectively]	(55,673,306)	(96,604,973)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(26,923,522)	(8,082,988)

TOTAL INCREASE (DECREASE) IN NET ASSETS	106,799,447	(472,277,370)
NET ASSETS:
Beginning of year	512,732,023	985,009,393

End of year	$619,531,470	$512,732,023

SEE NOTES TO FINANCIAL STATEMENTS.

A78

GOVERNMENT INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 94.8%	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Asset-Backed Securities — 2.1%
Citibank Credit Card Issuance Trust,
Ser. 2007-A8, Class A8	5.650%	09/20/19	$1,500	$1,624,771
Small Business Administration Participation Certificates,
Ser. 1996-20J, Class 1	7.200%	10/01/16	1,895	2,053,713
Ser. 1997-20A, Class 1	7.150%	01/01/17	1,512	1,649,675
Ser. 1997-20G, Class 1	6.850%	07/01/17	677	721,576
Ser. 1998-20I, Class 1	6.000%	09/01/18	1,529	1,639,058

				7,688,793

Collateralized Mortgage Obligations — 3.7%
Federal Home Loan Mortgage Corp.,
Ser. 2002-2496, Class PM	5.500%	09/15/17	2,775	2,938,133
Ser. 2002-2501, Class MC	5.500%	09/15/17	1,076	1,144,635
Ser. 2002-2513, Class HC	5.000%	10/15/17	2,339	2,476,624
Ser. 2002-2518, Class PV	5.500%	06/15/19	1,920	2,028,261
Federal National Mortgage Association,
Ser. 2002-18, Class PC	5.500%	04/25/17	3,487	3,673,382
Ser. 2002-57, Class ND	5.500%	09/25/17	1,178	1,251,461
Merrill Lynch Mortgage Investors, Inc.,
Ser. 2003-E, Class A1(a)	0.541%	10/25/28	112	96,085
Structured Adjustable Rate Mortgage Loan Trust,
Ser. 2004-1, Class 4A3(a)	3.586%	02/25/34	378	312,890

				13,921,471

Commercial Mortgage-Backed Securities — 8.5%
Bear Stearns Commercial Mortgage Securities, Inc.,
Ser. 2004-T16, Class A5	4.600%	02/13/46	4,200	4,096,276
Ser. 2006-PW11, Class A4(a)	5.456%	03/11/39	860	840,589
Ser. 2006-T22, Class A4(a)	5.463%	04/12/38	2,825	2,844,214
Commercial Mortgage Loan Trust,
Ser. 2008-LS1, Class A2(a)	6.019%	12/10/49	1,230	1,261,699
CW Capital Cobalt Ltd.,
Ser. 2007-C3, Class A3(a)	5.820%	05/15/46	1,300	1,258,600
Greenwich Capital Commercial Funding Corp.,
Ser. 2007-GG9, Class A2	5.381%	03/10/39	2,415	2,446,512
Merrill Lynch Mortgage Trust,
Ser. 2006-C1, Class ASB(a)	5.656%	05/12/39	1,500	1,504,155
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Ser. 2007-9, Class A2	5.590%	09/12/49	3,000	3,032,075
Morgan Stanley Capital I,
Ser. 2005-IQ9, Class AAB	4.510%	07/15/56	2,500	2,523,433
Ser. 2005-T19, Class AAB	4.852%	06/12/47	1,375	1,393,552
Ser. 2006-IQ11, Class A4(a)	5.770%	10/15/42	2,800	2,769,964
Wachovia Bank Commercial Mortgage Trust,
Ser. 2006-C25, Class A4(a)	5.740%	05/15/43	2,000	1,970,573
Ser. 2006-C27, Class A2	5.624%	07/15/45	3,000	3,071,287
Ser. 2007-C33, Class A3(a)	5.902%	02/15/51	3,000	2,950,483

				31,963,412

Corporate Bond — 0.3%
DEPFA ACS Bank (Ireland), Covered Notes, 144A	5.125%	03/16/37	1,520	1,117,170

Mortgage-Backed Securities — 42.5%
Federal Home Loan Mortgage Corp.(a)	2.761%	05/01/34	1,046	1,072,362
Federal Home Loan Mortgage Corp.(h)	4.500%	TBA 15 Year	3,500	3,596,250
Federal Home Loan Mortgage Corp.	5.000%	06/01/33-05/01/34	7,725	7,949,480
Federal Home Loan Mortgage Corp.(h)	5.000%	TBA 30 Year	9,500	9,740,464
Federal Home Loan Mortgage Corp.	5.500%	05/01/37-05/01/38	3,816	4,002,669
Federal Home Loan Mortgage Corp.(h)	5.500%	TBA 30 Year	9,000	9,427,500

SEE NOTES TO FINANCIAL STATEMENTS.

A79

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Mortgage-Backed Securities (continued)
Federal Home Loan Mortgage Corp.	6.000%	09/01/34	$498	$531,593
Federal Home Loan Mortgage Corp.	6.500%	01/01/11-09/01/32	355	379,153
Federal Home Loan Mortgage Corp.	7.000%	08/01/11-10/01/32	142	151,763
Federal National Mortgage Association(a)	2.602%	07/01/33	2,920	3,000,816
Federal National Mortgage Association(a)	2.764%	06/01/34	907	929,779
Federal National Mortgage Association(a)	3.673%	04/01/34	842	871,392
Federal National Mortgage Association(a)	3.680%	04/01/34	384	397,096
Federal National Mortgage Association(h)	4.000%	TBA 15 Year	500	501,172
Federal National Mortgage Association(h)	4.000%	TBA 30 Year	2,000	1,930,624
Federal National Mortgage Association(a)	4.029%	08/01/33	1,868	1,900,612
Federal National Mortgage Association(h)	4.500%	TBA 30 Year	2,000	1,996,250
Federal National Mortgage Association	5.000%	07/01/18-05/01/36	12,554	13,055,092
Federal National Mortgage Association(h)	5.000%	TBA 30 Year	13,000	13,339,222
Federal National Mortgage Association	5.500%	01/01/17-05/01/37	29,053	30,536,409
Federal National Mortgage Association(h)	5.500%	TBA 15 Year	4,500	4,758,750
Federal National Mortgage Association	6.000%	11/01/14-05/01/38	11,234	11,951,070
Federal National Mortgage Association(h)	6.000%	TBA 30 Year	14,000	14,826,868
Federal National Mortgage Association	6.260%	03/01/11	1,108	1,149,048
Federal National Mortgage Association	6.500%	01/01/15-10/01/37	5,177	5,576,501
Federal National Mortgage Association	7.000%	02/01/12-01/01/36	1,073	1,180,286
Federal National Mortgage Association	7.500%	05/01/10-10/01/12	50	52,910
Federal National Mortgage Association	8.000%	03/01/22-02/01/26	31	35,234
Federal National Mortgage Association	9.000%	02/01/25-04/01/25	165	191,019
Government National Mortgage Association(h)	4.500%	TBA 30 Year	3,500	3,496,727
Government National Mortgage Association	5.000%	07/15/33-04/15/34	3,082	3,193,397
Government National Mortgage Association	5.500%	03/15/34-03/15/36	2,729	2,875,030
Government National Mortgage Association(h)	6.000%	TBA 30 Year	2,000	2,113,124
Government National Mortgage Association	6.500%	07/15/32-08/15/32	616	663,642
Government National Mortgage Association	7.000%	03/15/23-08/15/28	1,394	1,545,736
Government National Mortgage Association	7.500%	12/15/25-02/15/26	267	300,467
Government National Mortgage Association	8.500%	09/15/24-04/15/25	285	328,699

				159,548,206

Municipal Bond — 0.2%
State of Utah, Build America Bonds, Ser. D	4.554%	07/01/24	630	616,581

U.S. Government Agency Obligations — 8.8%
Federal Farm Credit Bank(c)	4.875%	01/17/17	980	1,042,843
Federal Home Loan Banks(b)	5.000%	11/17/17	1,285	1,390,009
Federal Home Loan Banks	5.625%	06/11/21	2,015	2,193,483
Federal Home Loan Mortgage Corp.(c)	3.750%	03/27/19	1,950	1,911,821
Federal National Mortgage Association(c)	2.625%	11/20/14	3,005	2,981,699
Federal National Mortgage Association(c)	5.000%	05/11/17	4,370	4,746,698
Federal National Mortgage Association(c)	6.625%	11/15/30	1,230	1,478,224
Financing Corp. FICO,
Ser. 1P(d)	4.570%	05/11/18	4,000	2,753,748
Ser. 2P(d)	5.190%	11/30/17	2,940	2,075,081
Ser. 3P(d)	5.190%	11/30/17	3,640	2,569,149
Tennessee Valley Authority	4.500%	04/01/18	805	819,207
Tennessee Valley Authority	5.250%	09/15/39	870	862,044
Tennessee Valley Authority	5.500%	06/15/38	465	472,314
GMAC, Inc., FDIC Gtd. Notes	1.750%	10/30/12	4,415	4,386,258
Western Corporate Federal Credit Union, Gtd. Notes.	1.750%	11/02/12	3,405	3,389,712

				33,072,290

U.S. Treasury Securities — 28.7%
U.S. Treasury Bonds	3.500%	02/15/39	690	565,153
U.S. Treasury Bonds(c)	4.375%	11/15/39	4,545	4,350,419
U.S. Treasury Bonds	4.500%	02/15/36	2,510	2,472,350
U.S. Treasury Bonds(c)	4.500%	08/15/39	11,015	10,765,444

SEE NOTES TO FINANCIAL STATEMENTS.

A80

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

U.S. Treasury Securities (continued)
U.S. Treasury Bonds	6.250%	08/15/23	$9,555	$11,412,253
U.S. Treasury Bonds	6.875%	08/15/25	15,000	19,038,285
U.S. Treasury Bonds	7.125%	02/15/23	630	807,975
U.S. Treasury Bonds	8.875%	08/15/17	9,900	13,494,938
U.S. Treasury Notes	2.375%	08/31/14	40,560	40,262,127
U.S. Treasury Strips Coupon(g)	4.830%	11/15/24	890	434,363
U.S. Treasury Strips Coupon(g)	4.860%	08/15/24	1,095	542,752
U.S. Treasury Strips Coupon(g)	5.270%	05/15/20	1,055	678,521
U.S. Treasury Strips Principal(g)	6.260%	02/15/23	5,540	3,021,394

				107,845,974

TOTAL LONG-TERM INVESTMENTS (cost $349,490,039)				355,773,897

			Shares
SHORT-TERM INVESTMENTS — 26.4%
AFFILIATED MUTUAL FUNDS
Dryden Core Investment Fund — Short-Term Bond Series (Note 4)(e) (cost $52,856,631)			5,353,208	45,823,462
Dryden Core Investment Fund — Taxable Money Market Series (cost $53,269,210; includes $15,593,648 of cash collateral received for securities on loan)(Note 4)(e)(f)			53,269,210	53,269,210

TOTAL AFFILIATED MUTUAL FUNDS (cost $106,125,841)				99,092,672

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT —121.2% (cost $455,615,880)				454,866,569

			Principal Amount (000)#
SECURITY SOLD SHORT — (1.7)%
Mortgage-Backed Security
Federal National Mortgage Association (proceeds $6,332,852)	5.500%	TBA 30 Year	$6,000	(6,280,314)

TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT — 119.5% (cost $449,283,028)				448,586,255
LIABILITIES IN EXCESS OF OTHER ASSETS(i) — (19.5)%				(73,195,863)

NET ASSETS — 100.0%				$375,390,392

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FDIC	Federal Deposit Insurance Corporation
FICO	Financing Corporation
TBA	To Be Announced

#	Principal amount shown in U.S. dollars unless otherwise stated.

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2009.

(b)	Security segregated as collateral for futures contracts.

(c)	All or a portion of security is on loan. The aggregate market value of such securities is $15,162,729; cash collateral of $15,593,648 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(d)	Represents zero coupon bond. Rate shown reflects the effective yield at December 31, 2009.

(e)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series and the Dryden Core Investment Fund—Short-Term Bond Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A81

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

(f)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Rate shown reflects the effective yield at December 31, 2009.

(h)	All or partial principal amount totaling $57,500,000 represents to-be-announced (“TBA”) securities acquired under mortgage dollar roll agreement.

(i)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures contracts and interest rate swap agreements as follows:

Open futures contracts outstanding at December 31, 2009:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2009	Unrealized Appreciation (Depreciation)
Long Positions:
96	U.S. Treasury 10 Yr. Notes	Mar. 2010	$11,076,868	$11,083,500	$6,632
232	U.S. Treasury 2 Yr. Notes	Mar. 2010	50,442,160	50,173,625	(268,535)
17	U.S. Treasury 5 Yr. Notes	Mar. 2010	1,948,115	1,944,508	(3,607)

					(265,510)

Short Position:
334	U.S. Long Bond	Mar. 2010	39,305,840	38,535,250	770,590

					$505,080

Interest rate swap agreements outstanding at December 31, 2009:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Fair value	Upfront Premium Paid/ (Receivable)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG(a)	5/31/2014	$4,660	2.355%	3 month LIBOR	$(99,451)	$—	$(99,451)
Morgan Stanley Capital Services(b)	2/15/2036	2,445	4.128%	3 month LIBOR	137,438	—	137,438

					$37,987	$—	$37,987

LIBOR—London Interbank Offered Rate

(a)	Portfolio pays the floating rate and receives the fixed rate.

(b)	Portfolio pays the fixed rate and receives the floating rate.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Asset-Backed Securities	$—	$7,688,793	$—
Collateralized Mortgage Obligations	—	13,921,471	—
Commercial Mortgage-Backed Securities	—	31,963,412	—
Corporate Bond	—	1,117,170	—
Mortgage-Backed Securities	—	159,548,206	—
Municipal Bond	—	616,581	—
U.S. Government Agency Obligations	—	33,072,290	—
U.S. Treasury Securities	—	107,845,974	—
Affiliated Mutual Funds	99,092,672	—	—
Security Sold Short	—	(6,280,314)	—

	99,092,672	349,493,583	—
Other Financial Instruments*	505,080	37,987	—

Total	$99,597,752	$349,531,570	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A82

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 was as follows:

Mortgage-Backed Securities	42.5%
U.S. Treasury Securities	28.7
Affiliated Mutual Funds (including 4.2% of collateral received for securities on loan)	26.4
U.S. Government Agency Obligations	8.8
Commercial Mortgage-Backed Securities	8.5
Collateralized Mortgage Obligations	3.7
Asset-Backed Securities	2.1
Corporate Bond	0.3
Municipal Bond	0.2

121.2
Security Sold Short	(1.7)
Liabilities in excess of other assets	(19.5)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative Instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Due from broker—variation margin	$777,222	*	Due from broker—variation margin	$272,142	*
Interest rate contracts	Unrealized appreciation on swaps	137,438		Unrealized depreciation on swaps	99,451

Total		$914,660			$371,593

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures	Forward Contracts	Swaps	Purchased Options	Written Options	Total
Foreign exchange contracts	$—	$(90,336)	$—	$(49,981)	$—	$(140,317)
Interest rate contracts	3,982,348	—	287,251	(66,398)	12,250	4,215,451

Total	$3,982,348	$(90,336)	$287,251	$(116,379)	$12,250	$4,075,134

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value			Futures	Forward Contracts	Swaps	Total
Foreign exchange contracts			$—	$88,182	$—	$—
Interest rate contracts			290,928	—	246,857	625,967

Total			$290,928	$88,182	$246,857	$625,967

For the year ended December 31, 2009, the Portfolio’s average volume of derivative activities is as follows:

Purchased Options (Cost)	Written Options (Premium Received)	Futures Long Position (Value at Trade Date)	Futures Short Position (Value at Trade Date)	Forward Currency Contracts—Purchased (Value at Settlement Date Payable)	Forward Currency Contracts—Sold (Value at Settlement Date Receivable)	Interest Rate Swaps (Notional Amount in USD (000))
$12,889	$1,181	$40,653,521	$26,139,070	$66,132	$20,299	$25,467

SEE NOTES TO FINANCIAL STATEMENTS.

A83

GOVERNMENT INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments, at value including securities on loan of $15,162,729:
Unaffiliated investments (cost $349,490,039)	$355,773,897
Affiliated investments (cost $106,125,841)	99,092,672
Cash	24,343
Receivable for investments sold	41,909,015
Dividends and interest receivable	2,649,138
Unrealized appreciation on swaps	137,438
Due from broker—variation margin	126,924
Receivable for Series shares sold	83,315
Prepaid expenses	4,292

Total Assets	499,801,034

LIABILITIES
Payable for investments purchased	102,146,806
Collateral for securities on loan	15,593,648
Securities sold short, at value (proceeds received $6,332,852)	6,280,314
Management fee payable	128,816
Unrealized depreciation on swaps	99,451
Accrued expenses and other liabilities	94,726
Payable for Series shares repurchased	65,312
Deferred trustees’ fees	974
Affiliated transfer agent fee payable	595

Total Liabilities	124,410,642

NET ASSETS	$375,390,392

Net assets were comprised of:
Paid-in capital	$365,116,986
Retained earnings	10,273,406

Net assets, December 31, 2009	$375,390,392

Net asset value and redemption price per share, $375,390,392 / 31,642,071 outstanding shares of beneficial interest	$11.86

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

INVESTMENT INCOME
Interest	$12,196,732
Affiliated dividend income	1,067,749
Affiliated income from securities loaned, net	118,955

13,383,436

EXPENSES
Management fee	1,493,853
Shareholders’ reports	115,000
Custodian’s fees and expenses	76,000
Audit fee	28,000
Trustees’ fees	12,000
Transfer agent’s fee and expenses (including affiliated expense of $3,600) (Note 4)	10,000
Interest expense (Note 8)	7,925
Insurance expenses	6,000
Legal fees and expenses	6,000
Commitment fee on syndicated credit agreement	4,000
Miscellaneous	7,628

Total expenses	1,766,406

NET INVESTMENT INCOME	11,617,030

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions (including affiliated: $(23,213))	5,653,782
Short sale transactions	(55,859)
Futures transactions	3,982,348
Swap agreement transactions	287,251
Foreign currency transactions	(90,591)
Written options transactions	12,250

9,789,181

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $6,446,272)	5,582,273
Securities sold short	52,538
Futures	290,928
Swaps	246,857
Foreign currencies	88,182

6,260,778

NET GAIN ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	16,049,959

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,666,989

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$11,617,030	$13,906,867
Net realized gain on investments, swaps and foreign currencies	9,789,181	8,180,834
Net change in unrealized appreciation (depreciation) on investments, swaps and foreign currencies	6,260,778	(7,237,091)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	27,666,989	14,850,610

DISTRIBUTIONS	(12,874,743)	(14,159,429)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,335,219 and 3,779,508 shares, respectively]	15,539,947	43,082,961
Series shares issued in reinvestment of dividends and distributions [1,112,755 and 1,259,137 shares, respectively]	12,874,743	14,159,429
Series shares repurchased [3,294,616 and 2,453,088 shares, respectively]	(38,329,997)	(27,727,532)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(9,915,307)	29,514,858

TOTAL INCREASE IN NET ASSETS	4,876,939	30,206,039
NET ASSETS:
Beginning of year	370,513,453	340,307,414

End of year	$375,390,392	$370,513,453

SEE NOTES TO FINANCIAL STATEMENTS.

A84

HIGH YIELD BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 95.9% ASSET-BACKED SECURITIES — 0.2%	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Golden Knight CDO Ltd./Golden Knight CDO Corp., Ser. 2007-2A, Class B, 144A(a)	Baa2	0.674%	04/15/19	$4,000	$3,040,000
Primus CLO Ltd., Ser. 2007-2A, Class A, 144A(a)	A1	0.517%	07/15/21	487	396,789

TOTAL ASSET-BACKED SECURITIES (cost $1,311,069)					3,436,789

BANK LOANS — 6.1%
Automotive — 1.0%
Ford Motor Co.(a)(b)	Ba3	3.287%	12/15/13	20,698	19,093,735

Cable — 0.5%
Charter Communications Operating LLC, Term B, Refi.(a)(b)	Ba2	2.260%	03/06/14	8,330	7,798,962
CSC Holdings, Term A1(a)(b)	Baa3	1.258%	02/24/12	2,650	2,570,296

					10,369,258

Capital Goods — 0.1%
Capital Safety Group Ltd.(a)(b)	B2	2.723%	07/20/15	176	146,178
Capital Safety Group Ltd.(a)(b)	B2	2.981%	07/20/16	924	766,822

					913,000

Chemicals — 0.1%
Sabic Innovative Plastic Holdings(a)(b)	Ba2	2.731%	08/29/14	2,212	2,112,086

Consumer — 0.5%
Realogy Corp.(a)(b)	Caa1	3.000%	10/10/13	842	746,580
Realogy Corp.(a)(b)	Caa1	3.287%	10/10/13	3,127	2,773,014
Realogy Corp.(a)(b)	Caa3	13.500%	10/15/17	3,000	3,170,001
Realogy Corp.(a)(b)	Caa3	13.500%	10/15/17	2,700	2,853,001

					9,542,596

Electric — 1.7%
Calpine Corp. (b)	B2	3.135%	03/29/14	3,769	3,559,509
Texas Competitive Electric Holdings Co. LLC(a)(b)	B1	3.735%	10/10/14	8,977	7,182,000
Texas Competitive Electric Holdings Co. LLC(a)(b)	B1	3.735%	10/10/14	27,324	22,009,587

					32,751,096

Foods — 0.1%
OSI Restaurant Partners, Inc.(a)(b)	B3	2.379%	06/14/13	265	215,129
OSI Restaurant Partners, Inc.(a)(b)	B3	2.668%	06/14/14	1,712	1,389,462

					1,604,591

Gaming — 0.3%
Harrah’s Operating Co., Inc.(a)(b)	Caa1	3.282%	01/28/15	2,748	2,211,805
Motorcity Casino(a)(b)	B3	8.500%	07/13/12	3,434	3,339,303

					5,551,108

Healthcare & Pharmaceutical — 1.0%
Concentra, Inc.(a)(b)	B2	5.760%	06/25/15	2,113	1,732,990
Royalty Pharma Finance Trust(b)	Baa3	7.750%	05/15/15	15,481	14,397,509
Skilled Healthcare, Inc.(a)(b)	B1	2.251%	06/15/12	3,918	3,653,266

					19,783,765

Retailers — 0.1%
Rite Aid Corp.(b)	B3	9.500%	06/10/15	2,000	2,066,876

Technology — 0.6%
First Data Corp.(a)(b)	B1	2.983%	09/24/14	2,400	2,126,196
First Data Corp.(a)(b)	B1	2.999%	09/24/14	6,457	5,735,271
First Data Corp.(a)(b)	B1	2.999%	09/24/14	4,888	4,322,383

					12,183,850

Telecommunications — 0.1%
Level 3 Communications, Inc.(a)(b)	B1	11.660%	03/13/14	1,500	1,593,750

TOTAL BANK LOANS (cost $109,512,781)					117,565,711

SEE NOTES TO FINANCIAL STATEMENTS.

A85

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Adjustable Rate Mortgage Trust, Ser. 2005-7, Class 1A1(a)	B2	3.733%	10/25/35	$171	$87,028
American Home Mortgage Assets, Ser. 2006-1, Class 2A1(a)	Ba2	0.421%	05/25/46	51	26,351
American Home Mortgage Assets, Ser. 2006-4, Class 1A12(a)	Caa3	0.441%	10/25/46	69	34,937
American Home Mortgage Assets, Ser. 2006-5, Class A1(a)	Caa1	1.464%	11/25/46	526	246,553
American Home Mortgage Assets, Ser. 2007-3, Class 22A1	Ca	6.250%	06/25/37	239	136,999
American Home Mortgage Investment Trust, Ser. 2005-2, Class 4A1(a)	A1	5.660%	09/25/45	43	33,894
Banc of America Alternative Loan Trust, Ser. 2005-4, Class CB6(a)	Baa3	0.631%	05/25/35	102	71,751
Banc of America Funding Corp., Ser. 2006-B, Class 2A1(a)	B3	5.520%	03/20/36	273	186,351
Bear Stearns Adjustable Rate Mortgage Trust, Ser. 2005-10, Class A2(a)	BBB+(c)	4.462%	10/25/35	500	423,387
Bear Stearns Adjustable Rate Mortgage Trust, Ser. 2007-3, Class 1A1(a)	CCC(c)	5.436%	05/25/47	78	55,145
Citigroup Mortgage Loan Trust, Inc., Ser. 2007-10, Class 22AA(a)	AAA(c)	5.978%	09/25/37	160	112,356
Countrywide Alternative Loan Trust, Ser. 2006-OA11, Class A1B(a)	Caa2	0.421%	09/25/46	80	38,274
Countrywide Alternative Loan Trust, Ser. 2006-OA17, Class 1A1A(a)	Caa1	0.428%	12/20/46	145	70,723
Countrywide Alternative Loan Trust, Ser. 2006-OA1, Class 2A1(a)	B3	0.443%	03/20/46	53	26,142
Countrywide Alternative Loan Trust, Ser. 2006-OA9, Class 2A1A(a)	Caa3	0.443%	07/20/46	65	28,050
Countrywide Alternative Loan Trust, Ser. 2005-59, Class 1A1(a)	Caa1	0.563%	11/20/35	50	26,432
Countrywide Alternative Loan Trust, Ser. 2005-62, Class 2A1(a)	B3	1.544%	12/25/35	151	80,838
Countrywide Alternative Loan Trust, Ser. 2005-43, Class 4A3(a)	CCC(c)	5.636%	10/25/35	55	23,487
Countrywide Alternative Loan Trust, Ser. 2006-HY13, Class 4A1(a)	CCC(c)	5.882%	02/25/37	71	48,508
Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2005-2, Class 2A1(a)	A1	0.551%	03/25/35	169	102,788
Downey Savings & Loan Association Mortgage Loan Trust, Ser. 2005-AR1, Class 2A1A(a)	Aa2	0.483%	03/19/45	21	11,792
First Horizon Alternative Mortgage Securities, Ser. 2006-FA2, Class 1A5	Caa1	6.000%	05/25/36	159	116,633
Harborview Mortgage Loan Trust, Ser. 2006-5, Class 2A1A(a)	Caa1	0.413%	07/19/46	66	31,742
Harborview Mortgage Loan Trust, Ser. 2006-1, Class 2A1A(a)	B3	0.473%	03/19/36	518	280,298
Harborview Mortgage Loan Trust, Ser. 2006-7, Class 2A1B(a)	Ca	0.483%	09/19/46	554	123,571
IndyMac Index Mortgage Loan Trust, Ser. 2006-AR12, Class A1(a)	B3	0.421%	09/25/46	58	28,633
IndyMac Index Mortgage Loan Trust, Ser. 2005-AR13, Class 4A1(a)	B3	5.146%	08/25/35	123	82,859
IndyMac Index Mortgage Loan Trust, Ser. 2005-AR15, Class A1(a)	B2	5.263%	09/25/35	114	83,952
JPMorgan Mortgage Trust, Ser. 2007-S3, Class 1A97	CCC(c)	6.000%	08/25/37	160	119,476
JPMorgan Mortgage Trust, Ser. 2007-S3, Class 1A96	CCC(c)	6.000%	08/25/37	80	66,118
Master Adjustable Rate Mortgages Trust, Ser. 2006-OA1, Class 1A1(a)	Ba1	0.441%	04/25/46	40	18,270
Residential Accredit Loans, Inc., Ser. 2006-QO10, Class A1(a)	Caa1	0.391%	01/25/37	751	389,579
Residential Accredit Loans, Inc., Ser. 2007-QS4, Class 2A1(a)	Caa3	0.561%	03/25/37	276	105,985
Residential Accredit Loans, Inc., Ser. 2006-QA2, Class 3A1(a)	Caa3	5.500%	02/25/36	389	251,210
Residential Asset Securitization Trust, Ser. 2007-A5, Class 2A3	Caa2	6.000%	05/25/37	133	98,616
Structured Asset Mortgage Investments, Inc., Ser. 2006-AR6, Class 2A1(a)	B3	0.421%	07/25/46	72	34,636
SunTrust Alternative Loan Trust, Ser. 2006-1F, Class 3A(a)	Ca	0.581%	04/25/36	218	68,270
Thornburg Mortgage Securities Trust, Ser. 2006-5, Class A1(a)	A3	0.351%	10/25/46	107	104,789
WAMU Mortgage Pass-Through Certificates, Ser. 2007-OA3, Class 2A1A(a)	B3	1.304%	04/25/47	72	39,397
WAMU Mortgage Pass-Through Certificates, Ser. 2007-OA1, Class A1A(a)	Caa1	1.332%	02/25/47	68	36,876
WAMU Mortgage Pass-Through Certificates, Ser. 2007-OA2, Class 1A(a)	B3	1.332%	03/25/47	72	39,200
WAMU Mortgage Pass-Through Certificates, Ser. 2007-HY1, Class 4A1(a)	CCC(c)	5.387%	02/25/37	74	52,421
WAMU Mortgage Pass-Through Certificates, Ser. 2007-HY2, Class 1A1(a)	CCC(c)	5.565%	12/25/36	75	50,038
WAMU Mortgage Pass-Through Certificates, Ser. 2007-HY1, Class 1A1(a)	CCC(c)	5.673%	02/25/37	70	44,278

SEE NOTES TO FINANCIAL STATEMENTS.

A86

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

WAMU Mortgage Pass-Through Certificates, Ser. 2006-AR12, Class 2A3(a)	CCC(c)	5.721%	10/25/36	$262	$198,320
WAMU Mortgage Pass-Through Certificates, Ser. 2007-HY1, Class 2A3(a)	CCC(c)	5.834%	02/25/37	69	47,273

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $4,492,066)					4,384,226

CORPORATE BONDS — 89.2%
Aerospace & Defense — 1.3%
BE Aerospace, Inc., Sr. Unsec’d. Notes	Ba3	8.500%	07/01/18	2,900	3,074,000
Esterline Technologies Corp., Gtd. Notes(d)	Ba2	6.625%	03/01/17	750	731,250
Esterline Technologies Corp., Gtd. Notes	B1	7.750%	06/15/13	4,500	4,595,625
L-3 Communications Corp., Gtd. Notes	Ba2	6.125%	01/15/14	1,180	1,187,375
Moog, Inc., Sr. Sub. Notes	Ba3	6.250%	01/15/15	2,500	2,365,625
Moog, Inc., Sr. Sub. Notes	Ba3	7.250%	06/15/18	3,650	3,526,813
TransDigm, Inc., Gtd. Notes, 144A	B3	7.750%	07/15/14	4,200	4,263,000
TransDigm, Inc., Gtd. Notes(d)	B3	7.750%	07/15/14	4,350	4,404,375

					24,148,063

Airlines — 0.2%
AMR Corp., Sr. Unsec’d. Notes, Ser. B, MTN	CCC+(c)	10.400%	03/10/11	1,000	892,500
AMR Corp., Sr. Unsec’d. Notes, Ser. B, MTN	CCC+(c)	10.400%	03/15/11	1,000	892,500
AMR Corp., Sr. Unsec’d. Notes, Ser. B, MTN	NR	10.550%	03/12/21	1,425	865,688
Continental Airlines, Inc., Pass-thru Certs., Ser. 981B, Class B(b)	Ba2	6.748%	03/15/17	714	635,599
Continental Airlines, Inc., Pass-thru Certs., Ser. 992B, Class B	Ba2	7.566%	03/15/20	316	287,245
Continental Airlines, Inc., Pass-thru Certs., Ser. 962A	Baa2	7.750%	07/02/14	827	794,106

					4,367,638

Automotive — 3.1%
American Axle & Manufacturing, Inc., Gtd. Notes	Caa3	7.875%	03/01/17	5,175	4,372,875
Ford Motor Co., Sr. Unsec’d. Notes	Caa1	7.450%	07/16/31	3,250	2,872,188
Ford Motor Credit Co., Sr. Unsec’d. Notes	B3	7.250%	10/25/11	6,080	6,140,143
Ford Motor Credit Co., Sr. Unsec’d. Notes	B3	9.875%	08/10/11	2,250	2,355,800
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	B3	5.700%	01/15/10	130	130,045
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	B3	7.500%	08/01/12	12,900	13,009,108
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	B3	7.800%	06/01/12	2,540	2,567,313
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	B3	8.000%	12/15/16	1,300	1,301,728
Goodyear Tire & Rubber Co. (The), Sr. Unsec’d. Notes	B1	10.500%	05/15/16	2,400	2,652,000
Navistar International Corp., Gtd. Notes	B1	8.250%	11/01/21	8,025	8,225,625
TRW Automotive, Inc., Gtd. Notes, 144A(d)	Caa1	7.250%	03/15/17	13,575	13,167,750
TRW Automotive, Inc., Sr. Notes, 144A	Caa1	8.875%	12/01/17	3,350	3,484,000
Visteon Corp., Sr. Unsec’d. Notes (original cost $2,208,719; purchased 10/25/04-02/16/07)(b)(e)(h)	NR	7.000%	03/10/14	2,595	681,187

					60,959,762

Banking — 0.8%
BAC Capital Trust VI, Gtd. Notes.	Baa3	5.625%	03/08/35	1,400	1,120,626
Bank of America Corp., Jr. Sub. Notes(a)	Ba3	8.125%	12/29/49	1,750	1,684,795
BankAmerica Capital II, Gtd. Notes., Ser. 2	Baa3	8.000%	12/15/26	1,000	980,000
HBOS PLC (United Kingdom), Sub. Notes, 144A	Ba1	6.750%	05/21/18	400	371,162
HSBK Europe BV (Netherlands), Gtd. Notes., 144A	Ba2	7.250%	05/03/17	3,500	3,185,000
MBNA Capital A, Gtd. Notes., Ser. A	Baa3	8.278%	12/01/26	2,750	2,653,750
Regions Financial Corp., Sub. Notes	Ba1	7.375%	12/10/37	250	204,640
Wind Acquisition Holdings Finance SpA (Italy), Sr. Notes, 144A(d)	B3	12.250%	07/15/17	5,225	5,146,625

					15,346,598

Building Materials & Construction — 1.6%
D.R. Horton, Inc., Gtd. Notes	Ba3	5.625%	09/15/14	619	598,882
D.R. Horton, Inc., Gtd. Notes	Ba3	6.500%	04/15/16	900	877,500
Goodman Global Group, Inc., Sr. Disc. Notes, 144A(f)	B3	11.760%	12/15/14	2,980	1,691,150

SEE NOTES TO FINANCIAL STATEMENTS.

A87

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 2)

Building Materials & Construction (continued)
Headwaters, Inc., Sr. Sec’d. Notes, 144A(d)	B2	11.375%	11/01/14	$525		$547,313
Interline Brands, Inc., Gtd. Notes	B3	8.125%	06/15/14	4,865		4,889,325
K Hovnanian Enterprises, Inc., Sr. Sec’d. Notes, 144A	B1	10.625%	10/15/16	2,125		2,220,625
KB Home, Gtd. Notes	B1	6.375%	08/15/11	2,635		2,635,000
Lennar Corp., Gtd. Notes, Ser. B	B3	5.950%	10/17/11	5,750		5,793,125
Owens Corning, Gtd. Notes	Ba1	6.500%	12/01/16	2,975		3,046,617
Standard Pacific Corp., Gtd. Notes	Caa1	7.000%	08/15/15	750		652,500
Standard Pacific Escrow LLC, Sr. Sec’d. Notes, 144A	Caa1	10.750%	09/15/16	7,225		7,369,500

						30,321,537

Cable — 4.2%
Cablevision Systems Corp., Sr. Notes, 144A	B1	8.625%	09/15/17	6,075		6,325,594
CCH II LLC / CCH II Capital Corp., Sr. Notes	B(c)	13.500%	11/30/16	2,650		3,120,735
Cequel Communications Holdings I LLC And Cequel Capital Corp., Sr. Unsec’d. Notes, 144A(d)	B3	8.625%	11/15/17	6,000		6,060,000
Comcast Cable Communications Holdings, Inc., Gtd. Notes	Baa1	8.375%	03/15/13	100	(g)	115
CSC Holdings, Inc., Sr. Unsec’d. Notes, Ser. B	Ba3	7.625%	04/01/11	3,875		4,000,938
CSC Holdings, Inc., Sr. Unsec’d. Notes(d)	Ba3	7.625%	07/15/18	1,850		1,905,500
CSC Holdings, Inc., Sr. Unsec’d. Notes(d)	Ba3	7.875%	02/15/18	1,300		1,345,500
CSC Holdings, Inc., Sr. Unsec’d. Notes, 144A(d)	Ba3	8.500%	06/15/15	3,075		3,274,875
CSC Holdings, Inc., Sr. Unsec’d. Notes, 144A	Ba3	8.625%	02/15/19	305		328,256
DirectTV Holdings LLC/DirectTV Financing Co., Gtd. Notes	Ba2	7.625%	05/15/16	2,600		2,840,500
Dish DBS Corp., Gtd. Notes	Ba3	6.375%	10/01/11	850		877,625
Dish DBS Corp., Gtd. Notes	Ba3	7.125%	02/01/16	3,140		3,206,725
Dish DBS Corp., Gtd. Notes	Ba3	7.750%	05/31/15	500		523,750
Dish DBS Corp., Gtd. Notes	Ba3	7.875%	09/01/19	925		970,094
Dish DBS Corp., Gtd. Notes, 144A	BB-(c)	7.875%	09/01/19	1,500		1,573,125
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes	B3	8.500%	10/15/15	1,975		1,994,750
Mediacom LLC/Mediacom Capital Corp., Sr. Notes, 144A	B3	9.125%	08/15/19	2,100		2,142,000
UPC Holding BV (Netherlands), Sr. Sec’d. Notes, 144A	B2	9.875%	04/15/18	10,100		10,655,500
UPC Germany GMBH (Germany), Sr. Sec’d. Notes, 144A	B1	8.125%	12/01/17	2,100		2,123,625
Videotron Ltee (Canada), Gtd. Notes	Ba2	6.375%	12/15/15	3,450		3,372,375
Videotron Ltee (Canada), Gtd. Notes	Ba2	6.875%	01/15/14	5,820		5,849,100
Videotron Ltee (Canada), Gtd. Notes, 144A	Ba2	9.125%	04/15/18	2,550		2,805,000
Videotron Ltee (Canada), Gtd. Notes	Ba2	9.125%	04/15/18	500		550,000
Virgin Media Finance PLC (United Kingdom), Gtd. Notes(d)	B2	8.375%	10/15/19	3,000		3,086,250
Virgin Media Finance PLC (United Kingdom), Gtd. Notes(d)	B2	9.125%	08/15/16	2,075		2,186,531
Virgin Media Finance PLC (United Kingdom), Gtd. Notes, Ser. 1(d)	B2	9.500%	08/15/16	9,700		10,415,375

						81,533,838

Capital Goods — 7.7%
Actuant Corp., Gtd. Notes	Ba2	6.875%	06/15/17	4,845		4,608,806
ALH Finance LLC/ ALH Finance Corp., Gtd. Notes(d)	Caa1	8.500%	01/15/13	10,350		10,350,000
Aquilex Holdings LLC/Aquilex Finance Corp., Sr. Notes, 144A	B3	11.125%	12/15/16	3,300		3,291,750
Ashtead Capital, Inc., Sec’d. Notes, 144A	B2	9.000%	08/15/16	9,840		9,852,300
Ashtead Holdings PLC (United Kingdom), Sec’d. Notes, 144A(d)	B2	8.625%	08/01/15	5,325		5,351,625
Blount, Inc., Gtd. Notes	B2	8.875%	08/01/12	9,790		9,973,562
Brunswick Corp., Sr. Sec’d. Notes, 144A	Ba3	11.250%	11/01/16	2,200		2,475,000
Citic Resources Finance 2007 Ltd., Gtd. Notes, 144A	Ba3	6.750%	05/15/14	25		24,375
Columbus McKinnon Corp., Gtd. Notes	B1	8.875%	11/01/13	7,300		7,455,125
Hertz Corp., Gtd. Notes	B2	8.875%	01/01/14	12,057		12,328,283
Johnsondiversey Holdings, Inc., Sr. Notes, 144A	Caa1	10.500%	05/15/20	6,900		6,934,500
Johnsondiversey, Inc., Sr. Unsec’d. Notes, 144A	B3	8.250%	11/15/19	4,100		4,151,250
RBS Global, Inc. / Rexnord LLC, Gtd. Notes(d)	Caa3	11.750%	08/01/16	1,100		1,089,000
RBS Global, Inc. and Rexnord Corp., Gtd. Notes	Caa2	9.500%	08/01/14	8,780		8,801,950
RSC Equipment Rental, Inc., Gtd. Notes(d)	Caa2	9.500%	12/01/14	12,320		12,335,400
RSC Equipment Rental, Inc., Sr. Sec’d. Notes, 144A	B1	10.000%	07/15/17	3,050		3,316,875

SEE NOTES TO FINANCIAL STATEMENTS.

A88

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Capital Goods (continued)
RSC Equipment Rental, Inc./Rsc Holdings III LLC, Sr. Notes, 144A(d)	Caa2	10.250%	11/15/19	$3,675	$3,688,781
SPX Corp., Sr. Unsec’d. Notes	Ba2	7.625%	12/15/14	9,530	9,815,900
Stena AB (Sweden), Sr. Unsec’d. Notes	Ba2	7.000%	12/01/16	250	220,625
Stena AB (Sweden), Sr. Unsec’d. Notes	Ba2	7.500%	11/01/13	8,836	8,504,650
Terex Corp., Gtd. Notes(d)	Ba3	7.375%	01/15/14	4,790	4,843,888
Terex Corp., Sr. Sub. Notes(d)	Caa1	8.000%	11/15/17	10,025	9,649,063
Trimas Corp., Sr. Sec’d. Notes, 144A	Caa1	9.750%	12/15/17	2,625	2,575,781
United Rentals North America, Inc., Gtd. Notes	B3	6.500%	02/15/12	980	977,550
United Rentals North America, Inc., Gtd. Notes	B3	10.875%	06/15/16	6,400	6,960,000

					149,576,039

Chemicals — 1.4%
Invista, Sr. Unsec’d. Notes, 144A (original cost $8,589,250; purchased 07/09/09-08/13/09)(b)(h)	Ba3	9.250%	05/01/12	8,800	8,932,000
Koppers, Inc., Gtd. Notes, 144A	B1	7.875%	12/01/19	4,075	4,115,750
Momentive Performance Materials, Inc., Gtd. Notes(d)	Caa2	9.750%	12/01/14	4,580	4,408,250
Nova Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	B1	8.375%	11/01/16	8,975	9,109,625

					26,565,625

Consumer — 2.8%
Geo Group, Inc. (The), Gtd. Notes, 144A(d)	B1	7.750%	10/15/17	3,300	3,378,375
Mac-Gray Corp., Gtd. Notes	B3	7.625%	08/15/15	4,775	4,637,719
Mobile Mini, Inc., Gtd. Notes	B2	6.875%	05/01/15	3,732	3,526,740
Realogy Corp., Gtd. Notes	Ca	10.500%	04/15/14	20,660	17,870,900
Realogy Corp., Gtd. Notes, PIK	Ca	11.000%	04/15/14	6,521	5,379,639
Realogy Corp., Gtd. Notes	Ca	12.375%	04/15/15	4,500	3,498,750
Revlon Consumer Products Corp., Gtd. Notes, 144A	B3	9.750%	11/15/15	2,000	2,065,000
Service Corp. International, Sr. Unsec’d. Notes	B1	6.750%	04/01/16	2,725	2,636,438
Service Corp. International, Sr. Unsec’d. Notes	B1	7.000%	06/15/17	3,448	3,344,560
Service Corp. International, Sr. Unsec’d. Notes	B1	7.875%	02/01/13	2,650	2,583,750
Stewart Enterprises, Inc., Gtd. Notes	Ba3	6.250%	02/15/13	5,350	5,209,562

					54,131,433

Electric — 5.3%
AES Corp., Sr. Sec’d. Notes, 144A	Ba3	8.750%	05/15/13	1,592	1,631,800
AES Corp., Sr. Unsec’d. Notes(d)	B1	7.750%	03/01/14	4,335	4,400,025
AES Corp., Sr. Unsec’d. Notes	B1	7.750%	10/15/15	3,365	3,415,475
AES Corp., Sr. Unsec’d. Notes	B1	8.000%	06/01/20	700	712,250
AES Corp., Sr. Unsec’d. Notes	B1	8.000%	10/15/17	3,375	3,463,594
AES Eastern Energy LP, Pass-thru Certs., Ser. 99-A	Ba1	9.000%	01/02/17	5,815	5,836,499
AES Eastern Energy LP, Pass-thru Certs., Ser. 99-B	Ba1	9.670%	01/02/29	2,000	2,105,000
AES Red Oak LLC, Sr. Sec’d. Notes, Ser. A (original cost $1,736,622; purchased 03/03/09)(b)(h)	B1	8.540%	11/30/19	1,766	1,761,210
CMS Energy Corp., Sr. Unsec’d. Notes	Ba1	6.550%	07/17/17	3,350	3,308,326
Dynegy Roseton/Danskammer, Pass-thru Certs., Ser. A	B2	7.270%	11/08/10	371	371,216
Dynegy Roseton/Danskammer, Pass-thru Certs., Ser. B	B2	7.670%	11/08/16	9,568	9,233,120
Energy Future Holdings Corp., Sr. Sec’d. Notes	Caa3	9.750%	10/15/19	486	484,564
Energy Future Intermediate Holding Co. LLC, Sr. Sec’d. Notes	B+(c)	9.750%	10/15/19	594	592,245
Homer City Funding LLC, Sr. Sec’d. Notes	Ba2	8.734%	10/01/26	1,431	1,381,205
Midwest Generation LLC, Pass-thru Certs., Ser. B	Ba1	8.560%	01/02/16	2,943	2,972,098
Mirant Americas Generation LLC, Sr. Unsec’d. Notes	B3	8.300%	05/01/11	7,975	8,174,375
Mirant Americas Generation LLC, Sr. Unsec’d. Notes	B3	8.500%	10/01/21	600	570,000
Mirant Corp., Sr. Notes, 144A(b)	NR	7.400%	07/15/49	1,825	1,825
Mirant Mid Atlantic LLC, Pass-thru Certs., Ser. A	Ba1	8.625%	06/30/12	173	176,774
Mirant Mid Atlantic LLC, Pass-thru Certs., Ser. B	Ba1	9.125%	06/30/17	3,824	4,015,312
Mirant North America LLC, Gtd. Notes	B1	7.375%	12/31/13	5,050	4,993,187
Nevada Power Co., Genl. Ref. Mtge., Ser. A	Baa3	8.250%	06/01/11	1,675	1,810,598

SEE NOTES TO FINANCIAL STATEMENTS.

A89

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Electric (continued)
North American Energy Alliance LLC / North American Energy Alliance Finance Corp., Sr. Sec’d. Notes, 144A(original cost $4,447,124; purchased 09/22/09)(h)	Ba3	10.875%	06/01/16	$4,550	$4,834,375
NRG Energy, Inc., Gtd. Notes	B1	7.250%	02/01/14	6,610	6,692,625
NRG Energy, Inc., Gtd. Notes	B1	7.375%	02/01/16	8,945	8,956,181
NRG Energy, Inc., Gtd. Notes	B1	7.375%	01/15/17	1,700	1,704,250
NSG Holdings LLC / NSG Holdings, Inc., Sr. Sec’d. Notes, 144A	Ba2	7.750%	12/15/25	800	716,000
Orion Power Holdings, Inc., Sr. Unsec’d. Notes	Ba3	12.000%	05/01/10	7,751	7,944,775
Reliant Energy Mid-Atlantic Power Holdings LLC, Pass-thru Certs., Ser. B(b)	Ba1	9.237%	07/02/17	2,326	2,430,280
Sithe/Independence Funding Corp., Sr. Sec’d. Notes, Ser. A(b)	Ba2	9.000%	12/30/13	6,119	6,284,365
Texas Competitive Electric Holdings Co. LLC, Gtd. Notes, PIK(d)	Caa2	10.500%	11/01/16	2,780	1,960,073

					102,933,622

Energy – Other — 5.6%
Cie Generale de Geophysique-Veritas (France), Gtd. Notes	Ba3	7.750%	05/15/17	2,150	2,133,875
Cie Generale de Geophysique-Veritas (France), Gtd. Notes, 144A	Ba3	9.500%	05/15/16	4,825	5,162,750
Compagnie Generale De Geophysique Veritas (France), Gtd. Notes	Ba3	7.500%	05/15/15	1,830	1,816,275
Denbury Resources, Inc., Gtd. Notes	B1	9.750%	03/01/16	4,050	4,323,375
McMoRan Exploration Co., Gtd. Notes	Caa1	11.875%	11/15/14	2,400	2,460,000
Newfield Exploration Co., Sr. Sub. Notes	Ba3	6.625%	04/15/16	2,425	2,431,062
Newfield Exploration Co., Sr. Sub. Notes	Ba3	7.125%	05/15/18	2,200	2,222,000
OPTI Canada, Inc. (Canada), Sr. Sec’d. Notes	Caa3	7.875%	12/15/14	17,400	14,268,000
OPTI Canada, Inc. (Canada), Sr. Sec’d. Notes	Caa3	8.250%	12/15/14	4,055	3,340,306
Parker Drilling Co., Gtd. Notes	B2	9.625%	10/01/13	2,195	2,255,362
PetroHawk Energy Corp., Gtd. Notes(d)	B3	7.875%	06/01/15	6,125	6,186,250
PetroHawk Energy Corp., Gtd. Notes	B3	9.125%	07/15/13	3,650	3,814,250
Petroplus Finance Ltd. (Bermuda), Sec’d. Notes, 144A	B1	7.000%	05/01/17	4,225	3,802,500
Petroplus Finance Ltd. (Bermuda), Sr. Sec’d. Notes, 144A(d)	B1	6.750%	05/01/14	12,150	11,421,000
Pioneer Natural Resources Co., Gtd. Notes	Ba1	5.875%	07/15/16	1,950	1,866,729
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Ba1	6.650%	03/15/17	9,965	9,828,151
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Ba1	6.875%	05/01/18	3,040	3,007,837
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Ba1	7.500%	01/15/20	5,000	5,002,270
Plains Exploration & Production Co., Gtd. Notes	B1	7.625%	06/01/18	1,500	1,533,750
Plains Exploration & Production Co., Gtd. Notes(d)	B1	7.750%	06/15/15	2,145	2,182,538
Plains Exploration & Production Co., Gtd. Notes(d)	B1	10.000%	03/01/16	1,800	1,971,000
Range Resources Corp., Gtd. Notes	Ba3	7.500%	05/15/16	4,100	4,212,750
SandRidge Energy, Inc., Gtd. Notes, 144A(d)	B3	8.000%	06/01/18	7,850	7,712,625
SandRidge Energy, Inc., Gtd. Notes, 144A(d)	B3	8.750%	01/15/20	4,775	4,775,000

					107,729,655

Foods — 2.6%
Aramark Corp., Gtd. Notes(d)	B3	8.500%	02/01/15	4,065	4,186,950
Carrols Corp., Gtd. Notes	B3	9.000%	01/15/13	500	507,500
Del Monte Corp., Sr. Sub. Notes, 144A	B1	7.500%	10/15/19	4,850	4,995,500
Ingles Markets, Inc., Sr. Unsec’d. Notes(d)	B1	8.875%	05/15/17	7,600	7,904,000
Landry’s Restaurants, Inc., Sr. Sec’d. Notes, 144A(d)	B3	11.625%	12/01/15	6,660	7,059,600
National Beef Packing Co. LLC/NB Finance Corp., Sr. Unsec’d. Notes	Caa1	10.500%	08/01/11	264	264,660
New Albertson’s, Inc., Sr. Unsec’d. Notes	Ba3	7.500%	02/15/11	850	869,125
New Albertson’s, Inc., Sr. Unsec’d. Notes	Ba3	8.350%	05/01/10	1,975	2,024,375
Smithfield Foods, Inc., Sr. Sec’d. Notes, 144A	Ba3	10.000%	07/15/14	3,290	3,569,650
Stater Brothers Holdings, Gtd. Notes	B2	7.750%	04/15/15	500	507,500
Stater Brothers Holdings, Gtd. Notes	B2	8.125%	06/15/12	900	909,000
Supervalu, Inc., Sr. Unsec’d. Notes(d)	Ba3	7.500%	05/15/12	400	412,000
Supervalu, Inc., Sr. Unsec’d. Notes	Ba3	7.500%	11/15/14	200	202,500
Supervalu, Inc., Sr. Unsec’d. Notes(d)	Ba3	8.000%	05/01/16	8,550	8,678,250
Tyson Foods, Inc., Gtd. Notes	Ba3	7.850%	04/01/16	4,150	4,253,750
Tyson Foods, Inc., Sr. Unsec’d. Notes	Ba3	10.500%	03/01/14	3,650	4,170,125

					50,514,485

SEE NOTES TO FINANCIAL STATEMENTS.

A90

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Gaming — 4.6%
Ameristar Casinos, Inc., Sr. Unsec’d. Notes, 144A	B2	9.250%	06/01/14	$700	$726,250
CCM Merger, Inc., Notes, 144A (original cost $17,403,875; purchased 07/14/05-11/20/09)(d)(h)	Caa3	8.000%	08/01/13	19,020	15,429,975
Downstream Development Authority of The Quapaw Tribe of Oklahoma, Sr. Sec’d. Notes, 144A(original cost $1,413,750; purchased 09/27/07(b)(h)	Caa1	12.000%	10/15/15	1,450	1,194,438
Harrah’s Operating Co., Inc., Sr. Sec’d. Notes, 144A	CCC-(c)	10.000%	12/15/18	17,979	14,428,148
Harrah’s Operating Co., Inc., Sr. Sec’d. Notes, 144A	CCC-(c)	10.000%	12/15/18	4,813	3,862,433
Isle of Capri Casinos, Inc., Gtd. Notes(d)	Caa1	7.000%	03/01/14	2,132	1,897,480
Mandalay Resort Group, Gtd. Notes	Ca	9.375%	02/15/10	581	582,095
MGM Mirage, Gtd. Notes(d)	Caa2	6.625%	07/15/15	2,900	2,254,750
MGM Mirage, Gtd. Notes(d)	Caa2	6.875%	04/01/16	2,000	1,525,000
MGM Mirage, Gtd. Notes(d)	Caa2	7.500%	06/01/16	2,635	2,055,300
MGM Mirage, Gtd. Notes(d)	Caa2	8.500%	09/15/10	3,400	3,383,000
MGM Mirage, Sr. Sec’d. Notes, 144A	B1	10.375%	05/15/14	1,915	2,077,775
MGM Mirage, Sr. Sec’d. Notes, 144A	B1	11.125%	11/15/17	2,745	3,040,087
MGM Mirage, Sr. Sec’d. Notes	B1	13.000%	11/15/13	9,785	11,228,287
Mohegan Tribal Gaming Authority, Sr. Sub. Notes	Caa2	8.000%	04/01/12	745	634,181
Peninsula Gaming LLC, Sr. Sec’d. Notes, 144A	Ba2	8.375%	08/15/15	2,250	2,244,375
Peninsula Gaming LLC, Sr. Unsec’d. Notes, 144A	B3	10.750%	08/15/17	7,725	7,763,625
Penn National Gaming, Inc., Sr. Sub. Notes, 144A(d)	B1	8.750%	08/15/19	3,100	3,169,750
Pinnacle Entertainment, Inc., Sr. Notes, 144A	B2	8.625%	08/01/17	2,050	2,091,000
Pokagon Gaming Authority, Sr. Notes, 144A(original cost $1,656,000; purchased 11/13/08)(b)(h)	B2	10.375%	06/15/14	1,800	1,872,000
Scientific Games International, Inc., Sr. Sub. Notes, 144A	NR	9.250%	06/15/19	1,925	2,021,250
Seneca Gaming Corp., Sr. Unsec’d. Notes, Ser. B	Ba2	7.250%	05/01/12	5,125	4,996,875
Station Casinos, Inc., Sr. Sub. Notes(e)	D(c)	6.500%	02/01/14	3,650	18,250
Station Casinos, Inc., Sr. Sub. Notes(e)	D(c)	6.625%	03/15/18	2,200	11,000
Station Casinos, Inc., Sr. Unsec’d. Notes(e)	D(c)	6.000%	04/01/12	2,251	340,517
Yonkers Racing Corp., Sr. Sec’d. Notes, 144A(original cost $529,168; purchased 07/13/09)(b)(h)	B1	11.375%	07/15/16	545	572,250

					89,420,091

Healthcare & Pharmaceutical — 12.3%
Accellent, Inc., Gtd. Notes	Caa2	10.500%	12/01/13	23,483	22,602,388
Alliance Healthcare Services, Inc., Sr. Notes, 144A	B3	8.000%	12/01/16	7,600	7,410,000
Apria Healthcare Group, Inc., Sr. Sec’d. Notes, 144A(d)	Ba2	11.250%	11/01/14	13,335	14,635,163
Apria Healthcare Group, Inc., Sr. Sec’d. Notes, 144A	B1	12.375%	11/01/14	7,700	8,470,000
Biomet, Inc., Gtd. Notes	B3	10.000%	10/15/17	3,225	3,503,156
Biomet, Inc., Gtd. Notes, PIK	B3	10.375%	10/15/17	9,675	10,497,375
Biomet, Inc., Gtd. Notes(d)	Caa1	11.625%	10/15/17	15,460	17,083,300
Bio-Rad Laboratories, Inc., Sr. Sub. Notes, 144A	Ba3	8.000%	09/15/16	900	949,500
Columbia/HCA Healthcare Corp., Sr. Unsec’d. Notes	Caa1	7.500%	12/15/23	600	548,246
Columbia/HCA Healthcare Corp., Sr. Unsec’d. Notes, MTN	Caa1	8.700%	02/10/10	3,145	3,151,813
Columbia/HCA Healthcare Corp., Sr. Unsec’d. Notes, MTN	Caa1	9.000%	12/15/14	4,365	4,357,204
Community Health Systems, Inc., Gtd. Notes(d)	B3	8.875%	07/15/15	7,895	8,171,325
FMC Finance III SA (Luxembourg), Gtd. Notes	Ba2	6.875%	07/15/17	1,500	1,488,750
HCA, Inc., Sec’d. Notes	B2	9.250%	11/15/16	6,470	6,947,162
HCA, Inc., Sr. Sec’d. Notes, 144A(d)	Ba3	7.875%	02/15/20	800	833,000
HCA, Inc., Sr. Sec’d. Notes, PIK	B2	9.625%	11/15/16	12,100	13,098,250
HCA, Inc., Sr. Unsec’d. Notes	Caa1	5.750%	03/15/14	3,660	3,440,400
HCA, Inc., Sr. Unsec’d. Notes	Caa1	6.250%	02/15/13	2,500	2,431,250
HCA, Inc., Sr. Unsec’d. Notes	Caa1	8.750%	09/01/10	3,208	3,284,190
Omega Healthcare Investors, Inc., Gtd. Notes(d)	Ba3	7.000%	01/15/16	7,955	7,835,675
Omega Healthcare Investors, Inc., Gtd. Notes	Ba3	7.000%	04/01/14	4,475	4,430,250
Psychiatric Solutions, Inc., Gtd. Notes, Ser. 1(d)	B3	7.750%	07/15/15	6,175	5,974,313
Psychiatric Solutions, Inc., Sr. Sub. Notes, 144A	B3	7.750%	07/15/15	2,325	2,191,312
Res-Care, Inc., Gtd. Notes	B1	7.750%	10/15/13	10,050	9,999,750

SEE NOTES TO FINANCIAL STATEMENTS.

A91

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Healthcare & Pharmaceutical (continued)
Select Medical Corp., Gtd. Notes	B3	7.625%	02/01/15	$11,445	$11,101,650
Senior Housing Properties Trust, Sr. Unsec’d. Notes	Ba1	7.875%	04/15/15	3,125	3,070,313
Senior Housing Properties Trust, Sr. Unsec’d. Notes	Ba1	8.625%	01/15/12	13,191	13,652,685
Skilled Healthcare Group, Inc., Gtd. Notes	Caa1	11.000%	01/15/14	9,394	9,934,155
Sun Healthcare Group, Inc., Gtd. Notes(d)	B3	9.125%	04/15/15	13,350	13,717,125
Surgical Care Affiliates, Inc., Sr. Sub. Notes, 144A(original cost $6,468,500; purchased 06/21/07-06/29/09)(b)(h)	Caa1	10.000%	07/15/17	7,750	7,130,000
Vanguard Health Holding Co. II LLC, Gtd. Notes	Caa1	9.000%	10/01/14	2,025	2,098,406
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	Ba1	6.750%	04/01/17	825	798,187
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	Ba1	7.125%	06/01/15	245	245,000
Viant Holdings, Inc., Gtd. Notes, 144A (original cost $10,848,144; purchased 07/30/07-12/17/08)(h)	Caa1	10.125%	07/15/17	13,732	13,663,340

					238,744,633

Healthcare Insurance — 0.3%
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Ba1	5.950%	03/15/17	5,950	5,395,323
Coventry Health Care, Inc., Sr. Unsec’d. Notes	Ba1	6.125%	01/15/15	305	291,339

					5,686,662

Life Insurance — 0.9%
American International Group, Inc., Sr. Unsec’d. Notes	A3	5.050%	10/01/15	13,150	10,970,453
American International Group, Inc., Sr. Unsec’d. Notes, MTN	A3	5.600%	10/18/16	8,675	7,178,875

					18,149,328

Lodging — 1.0%
Felcor Lodging LP, Sr. Sec’d. Notes, 144A	B2	10.000%	10/01/14	5,700	5,749,875
Host Hotels & Resorts LP, Gtd. Notes, Ser. O	Ba1	6.375%	03/15/15	2,035	1,994,300
Host Hotels & Resorts LP, Gtd. Notes	BB+(c)	6.875%	11/01/14	1,090	1,096,812
Host Hotels & Resorts LP, Gtd. Notes, Ser. M	Ba1	7.000%	08/15/12	330	335,363
Host Hotels & Resorts LP, Gtd. Notes	Ba1	7.125%	11/01/13	1,215	1,234,744
NCL Corp. Ltd. (Bermuda), First Mtge. Bonds, 144A	B3	11.750%	11/15/16	4,200	4,147,500
Royal Caribbean Cruises Ltd. (Liberia), Sr. Unsec’d. Notes(d)	Ba3	11.875%	07/15/15	1,350	1,560,937
Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes	Ba1	7.875%	05/01/12	25	26,969
Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes	Ba1	7.875%	10/15/14	3,775	4,034,531

					20,181,031

Media & Entertainment — 3.8%
AMC Entertainment, Inc., Gtd. Notes(d)	Caa1	8.000%	03/01/14	675	644,625
AMC Entertainment, Inc., Gtd. Notes(d)	Caa1	11.000%	02/01/16	2,465	2,575,925
Clear Channel Communications, Inc., Gtd. Notes	Ca	10.750%	08/01/16	6,400	5,024,000
Clear Channel Communications, Inc., Sr. Unsec’d. Notes(d)	Ca	5.500%	09/15/14	5,235	3,428,925
Clear Channel Communications, Inc., Sr. Unsec’d. Notes(d)	Ca	5.750%	01/15/13	4,725	3,744,563
Clear Channel Communications, Inc., Sr. Unsec’d. Notes(d)	Ca	6.250%	03/15/11	6,000	5,617,500
Clear Channel Communications, Inc., Sr. Unsec’d. Notes	Ca	6.875%	06/15/18	625	339,062
CMP Susquehanna Corp., Gtd. Notes	Ca	9.875%	05/15/14	2,550	51,000
Dex Media West LLC/ Dex Media West Finance Co., Sr. Sub. Notes, Ser. B(e)	D(c)	9.875%	08/15/13	10,903	3,434,445
Dex Media, Inc., Sr. Unsec’d. Notes(e)	D(c)	8.000%	11/15/13	2,825	713,312
Intelsat Jackson Holdings Ltd. (Bahamas), Gtd. Notes, 144A	B3	8.500%	11/01/19	6,125	6,308,750
Intelsat Ltd. (Bermuda), Sr. Unsec’d. Notes(d)	Caa3	7.625%	04/15/12	1,000	990,000
Intelsat Subsidiary Holding Co. Ltd. (Bermuda), Gtd. Notes(d)	B3	8.875%	01/15/15	4,125	4,269,375
LIN Television Corp., Gtd. Notes(d)	B3	6.500%	05/15/13	1,895	1,828,675
Medianews Group, Inc., Sr. Sub. Notes(e)	NR	6.375%	04/01/14	625	63
Medianews Group, Inc., Sr. Sub. Notes(e)	NR	6.875%	10/01/13	1,375	137
Morris Publishing Group LLC, Gtd. Notes(e)	NR	7.000%	08/01/13	1,050	307,125
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes	B2	7.750%	03/15/16	1,550	1,546,125
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes	B2	7.750%	03/15/16	2,555	2,548,613
R.H. Donnelley Corp., Sr. Disc. Notes, Ser. A-1(e)	D(c)	6.875%	01/15/13	1,300	121,875
R.H. Donnelley Corp., Sr. Disc. Notes, Ser. A-2(e)	D(c)	6.875%	01/15/13	7,700	721,875

SEE NOTES TO FINANCIAL STATEMENTS.

A92

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Media & Entertainment (continued)
R.H. Donnelley Corp., Sr. Unsec’d. Notes, Ser. A-4(e)	D(c)	8.875%	10/15/17	$2,000	$187,500
Rainbow National Services LLC, Gtd. Notes, 144A	Ba3	8.750%	09/01/12	825	840,469
Rainbow National Services LLC, Gtd. Notes, 144A	B1	10.375%	09/01/14	205	216,275
Salem Communications Corp., Sr. Sec’d. Notes, 144A	B2	9.625%	12/15/16	4,000	4,190,000
Sinclair Television Group, Inc., Sr. Sec’d. Notes, 144A(d)	B2	9.250%	11/01/17	5,200	5,408,000
Universal City Development Partners Ltd., Sr. Notes, 144A(original cost $1,779,750; purchased 10/28/09)(h)	B3	8.875%	11/15/15	1,800	1,761,750
Universal City Development Partners Ltd., Sr. Sub. Notes, 144A (original cost $1,136,154; purchased 10/27/09)(h)	B3	10.875%	11/15/16	1,150	1,152,875
Univision Communications, Inc., Gtd. Notes, PIK, 144A(d)	Caa2	9.750%	03/15/15	10,456	9,161,708
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A	Ba2	9.500%	06/15/16	6,775	7,257,719

					74,392,266

Metals — 4.3%
AK Steel Corp., Gtd. Notes	Ba3	7.750%	06/15/12	6,800	6,868,000
Aleris International, Inc., Gtd. Notes, PIK(e)	D(c)	9.000%	12/15/14	2,200	11,484
ArcelorMittal USA Partnership (Canada), Gtd. Notes	Baa3	9.750%	04/01/14	14,959	15,706,950
Arch Coal, Inc., Gtd. Notes, 144A	B1	8.750%	08/01/16	2,625	2,775,938
Century Aluminum Co., Sr. Sec’d. Notes	B(c)	8.000%	05/15/14	12,183	11,878,054
FMG Resources August 2006 Pty Ltd. (Australia), Sr. Sec’d. Notes, 144A	B2	10.000%	09/01/13	6,550	6,812,000
FMG Resources August 2006 Pty Ltd. (Australia), Sr. Sec’d. Notes, 144A	B2	10.625%	09/01/16	1,775	1,963,594
Foundation PA Coal Co. LLC, Gtd. Notes	Ba3	7.250%	08/01/14	1,850	1,873,125
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Ba2	8.375%	04/01/17	1,945	2,129,775
Metals USA, Inc., Sr. Sec’d. Notes	Caa1	11.125%	12/01/15	3,920	3,964,100
Ryerson, Inc., Sr. Sec’d. Notes	Caa1	12.000%	11/01/15	4,195	4,383,775
Teck Resources Ltd. (Canada), Sr. Sec’d. Notes(d)	Ba2	9.750%	05/15/14	12,050	13,902,687
Teck Resources Ltd. (Canada), Sr. Sec’d. Notes	Ba2	10.250%	05/15/16	4,125	4,805,625
Teck Resources Ltd. (Canada), Sr. Sec’d. Notes(d)	Ba2	10.750%	05/15/19	4,500	5,377,500
United States Steel Corp., Sr. Unsec’d. Notes	Ba3	7.000%	02/01/18	800	783,595

					83,236,202

Non-Captive Finance — 1.6%
CIT Group, Inc., Sr. Sec’d. Notes	NR	7.000%	05/01/14	731	679,282
CIT Group, Inc., Sr. Sec’d. Notes	NR	7.000%	05/01/17	1,707	1,480,465
CIT Group, Inc., Sr. Sec’d. Notes	NR	7.000%	05/01/13	488	454,682
CIT Group, Inc., Sr. Sec’d. Notes	NR	7.000%	05/01/15	731	654,598
CIT Group, Inc., Sr. Sec’d. Notes, Ser. .	NR	7.000%	05/01/16	10,519	9,256,711
GMAC, Inc., Gtd. Notes, 144A(d)	Ca	6.625%	05/15/12	4,625	4,532,500
GMAC, Inc., Gtd. Notes, 144A	Ca	6.750%	12/01/14	4,825	4,583,750
GMAC, Inc., Gtd. Notes, 144A(d)	Ca	6.875%	08/28/12	4,925	4,826,500
GMAC, Inc., Gtd. Notes, 144A(d)	Ca	6.875%	09/15/11	4,200	4,137,000
HSBC Finance Capital Trust IX, Gtd. Notes(a)	Baa1	5.911%	11/30/35	100	82,000
Jet Equipment Trust, Ser. 94-A, 144A(b)	NR	10.000%	06/15/12	121	66,759
Jet Equipment Trust, Sr. Unsec’d. Notes, Ser. 95-B, 144A(e)	NR	7.630%	08/15/12	11	6,011

					30,760,258

Packaging — 2.5%
Berry Plastics Holding Corp., Sec’d. Notes(a)	Caa1	4.129%	09/15/14	2,025	1,620,000
Berry Plastics Holding Corp., Sec’d. Notes(d)	Caa1	8.875%	09/15/14	6,750	6,564,375
BWAY Corp., Gtd. Notes, 144A	B3	10.000%	04/15/14	3,725	3,939,188
Crown Americas LLC/Crown Americas Capital Corp., Gtd. Notes	B1	7.625%	11/15/13	1,676	1,730,470
Exopack Holding Corp., Gtd. Notes	B3	11.250%	02/01/14	9,015	9,161,494
Graham Packaging Co. LP/GPC Capital Corp. I, Sr. Notes, 144A	Caa1	8.250%	01/01/17	3,550	3,505,625
Graham Packaging Co. LP/GPC Capital Corp. I, Inc., Gtd. Notes(d)	Caa1	9.875%	10/15/14	3,150	3,213,000
Greif, Inc., Sr. Unsec’d. Notes	Ba2	6.750%	02/01/17	4,140	4,057,200
Owens Brockway Glass Container, Inc., Gtd. Notes	Ba3	8.250%	05/15/13	3,825	3,930,187

SEE NOTES TO FINANCIAL STATEMENTS.

A93

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Packaging (continued)
Plastipak Holdings, Inc., Sr. Notes, 144A(original cost $1,993,875; purchased 07/23/09)(b)(d)(h)	B3	10.625%	08/15/19	$2,040	$2,249,100
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Sr. Sec’d. Notes, 144A(d)	B1	7.750%	10/15/16	6,000	6,135,000
Silgan Holdings, Inc., Sr. Sub. Notes	B1	6.750%	11/15/13	3,118	3,149,180

					49,254,819

Paper — 2.8%
Cascades, Inc. (Canada), Gtd. Notes, 144A(d)	Ba3	7.875%	01/15/20	2,625	2,664,375
Cascades, Inc. (Canada), Sr. Notes, 144A	Ba3	7.750%	12/15/17	5,250	5,302,500
Cellu Tissue Holdings, Inc., Sr. Sec’d. Notes	B2	11.500%	06/01/14	6,290	6,981,900
Domtar Corp., Gtd. Notes	Ba3	5.375%	12/01/13	600	579,000
Domtar Corp., Gtd. Notes, Ser. GLOB	Ba3	7.125%	08/15/15	1,300	1,306,500
Domtar Corp., Gtd. Notes	Ba3	7.875%	10/15/11	442	461,890
Domtar Corp., Sr. Unsec’d. Notes(d)	Ba3	10.750%	06/01/17	3,425	4,024,375
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $335,986; purchased 03/12/08)(h)	Ba3	7.000%	01/15/15	350	354,375
Georgia-Pacific LLC., Gtd. Notes, 144A (original cost $5,283,656; purchased 12/31/06-07/18/08)(h)	Ba3	7.125%	01/15/17	5,401	5,468,513
Georgia-Pacific LLC, Gtd. Notes, 144A (original cost $5,001,090; purchased 04/20/09)(h)	Ba3	8.250%	05/01/16	5,200	5,512,000
Georgia-Pacific LLC, Sr. Unsec’d. Notes	B2	8.125%	05/15/11	200	210,000
Graphic Packaging International, Inc., Gtd. Notes	B3	9.500%	06/15/17	2,525	2,676,500
Jefferson Smurfit Corp., Sr. Unsec’d. Notes(d)(e)	D(c)	8.250%	10/01/12	3,270	2,877,600
NewPage Corp., Sec’d. Notes	Caa2	10.000%	05/01/12	9,600	6,864,000
NewPage Corp., Sr. Sec’d. Notes, 144A	B2	11.375%	12/31/14	3,425	3,459,250
Rock-Tenn Co., Gtd. Notes	Ba2	9.250%	03/15/16	845	917,881
Smurfit-Stone Container Enterprises, Inc., Sr. Unsec’d. Notes(d)(e)	D(c)	8.375%	07/01/12	3,800	3,363,000
Verso Paper Holdings LLC, Gtd. Notes, Ser. B	Caa1	11.375%	08/01/16	1,050	845,250

					53,868,909

Pipelines & Other — 1.7%
AmeriGas Partners LP/ AmeriGas Eagle Finance Corp., Sr. Unsec’d. Notes	Ba3	7.125%	05/20/16	2,225	2,225,000
MarkWest Energy Partners LP / MarkWest Energy Finance Corp., Gtd. Notes, Ser. B	B2	8.750%	04/15/18	2,000	2,060,000
Sonat, Inc., Sr. Unsec’d. Notes	Ba3	7.625%	07/15/11	2,490	2,566,445
Targa Resources Partners LP, Gtd. Notes	B2	8.250%	07/01/16	3,725	3,692,406
Targa Resources Partners LP, Gtd. Notes, 144A	B2	11.250%	07/15/17	4,475	4,928,094
Targa Resources, Inc., Gtd. Notes	B3	8.500%	11/01/13	10,275	10,686,000
Williams Partners LP/Williams Partners Finance Corp., Sr. Unsec’d. Notes	Ba2	7.250%	02/01/17	3,000	3,030,576
Williams Partners LP/Williams Partners Finance Corp., Sr. Unsec’d. Notes	Ba2	7.500%	06/15/11	3,725	3,808,753

					32,997,274

Retailers — 2.4%
Macy’s Retail Holding, Inc., Gtd. Notes	Ba2	5.900%	12/01/16	500	487,500
Neiman Marcus Group, Inc. (The), Gtd. Notes, PIK(d)	Caa2	9.000%	10/15/15	6,766	6,613,477
Neiman Marcus Group, Inc. (The), Gtd. Notes(d)	Caa3	10.375%	10/15/15	3,395	3,327,100
Pantry, Inc., Gtd. Notes	Caa1	7.750%	02/15/14	5,175	4,968,000
Rite Aid Corp., Gtd. Notes(d)	Caa3	9.500%	06/15/17	5,800	5,046,000
Rite Aid Corp., Sr. Sec’d. Notes(d)	Caa2	7.500%	03/01/17	7,265	6,829,100
Rite Aid Corp., Sr. Sec’d. Notes(d)	Caa2	10.375%	07/15/16	6,860	7,271,600
Susser Holdings LLC, Gtd. Notes	B3	10.625%	12/15/13	7,180	7,485,150
Toys “R” US Property Co. LLC, Sr. Sec’d. Notes, 144A(d)	Ba2	8.500%	12/01/17	3,450	3,510,375

					45,538,302

SEE NOTES TO FINANCIAL STATEMENTS.

A94

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Technology — 9.4%
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes, 144A(d)	B2	8.125%	12/15/17	$9,675	$9,638,719
Anixter International Inc., Gtd. Notes	Ba2	10.000%	03/15/14	7,650	8,453,250
Avago Technologies Finance Pte/ Avago Technologies US/Avago Technologies Wireless (Singapore), Gtd. Notes	Ba3	11.875%	12/01/15	4,200	4,625,250
Avaya, Inc., Sr. Notes, 144A (original cost $10,961,250; purchased 07/14/05-11/20/09)(b)(d)(h)	Caa2	9.750%	11/01/15	13,425	13,022,250
DuPont Fabros Technology LP, Gtd. Notes, 144A	Ba2	8.500%	12/15/17	4,825	4,903,406
First Data Corp., Gtd. Notes(d)	Caa1	9.875%	09/24/15	7,345	6,849,213
Freescale Semiconductor, Inc., Gtd. Notes, PIK(d)	Caa2	9.125%	12/15/14	1,929	1,704,512
GXS Worldwide, Inc., Sr. Sec’d. Notes, 144A	B2	9.750%	06/15/15	5,425	5,330,062
Lender Processing Services, Inc., Gtd. Notes	Ba2	8.125%	07/01/16	8,961	9,532,264
Nortel Networks Ltd. (Canada), Gtd. Notes(d)(e)	NR	10.125%	07/15/13	3,050	2,180,750
NXP BV/NXP Funding LLC (Netherlands), Sr. Sec’d. Notes, Ser. ExCH(d)	C	7.875%	10/15/14	20,150	18,286,125
Seagate Technology HDD Holdings (Cayman Islands), Gtd. Notes	Ba3	6.375%	10/01/11	10,500	10,683,750
Seagate Technology International (Cayman Islands), Sec’d. Notes, 144A	Ba1	10.000%	05/01/14	5,650	6,243,250
Sensata Technologies BV (Netherlands), Gtd. Notes	Caa2	8.000%	05/01/14	24,356	23,868,880
Serena Software, Inc., Gtd. Notes	Caa1	10.375%	03/15/16	4,840	4,652,450
STATS ChipPAC Ltd. (Singapore), Gtd. Notes	Ba1	6.750%	11/15/11	6,360	6,399,750
Sungard Data Systems, Inc., Gtd. Notes	Caa1	9.125%	08/15/13	2,080	2,132,000
Sungard Data Systems, Inc., Gtd. Notes(d)	Caa1	10.250%	08/15/15	13,050	13,898,250
Sungard Data Systems, Inc., Gtd. Notes(d)	Caa1	10.625%	05/15/15	14,925	16,436,156
Terremark Worldwide, Inc., Sr. Sec’d. Notes, 144A	B2	12.000%	06/15/17	2,525	2,790,125
Unisys Corp., Sr. Sec’d. Notes, 144A	Ba3	12.750%	10/15/14	5,050	5,832,750
Unisys Corp., Sr. Sec’d. Notes, 144A(d)	Ba3	14.250%	09/15/15	4,500	5,242,500

					182,705,662

Telecommunications — 5.0%
CC Holdings GS V LLC/Crown Castle GS III Corp., Sr. Sec’d. Notes, 144A	Baa3	7.750%	05/01/17	4,025	4,286,625
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A(d)	Caa1	12.000%	12/01/15	17,655	17,919,825
Clearwire Communications LLC/Clearwire Finance, Inc., Sr. Sec’d. Notes, 144A	Caa1	12.000%	12/01/15	2,000	2,030,000
Fairpoint Communications, Inc., Sr. Unsec’d. Notes, Ser. 1(e)	NR	13.125%	04/01/18	9,138	959,485
Frontier Communications Corp., Sr. Unsec’d. Notes(d)	Ba2	8.250%	05/01/14	1,400	1,459,500
Hawaiian Telcom Communications, Inc., Gtd. Notes, Ser. B(b)(e)	NR	8.765%	05/01/13	4,550	79,625
Hawaiian Telcom Communications, Inc., Gtd. Notes, Ser. B(b)(e)	NR	12.500%	05/01/15	1,950	195
Level 3 Financing, Inc., Gtd. Notes(d)	Caa1	8.750%	02/15/17	1,825	1,665,313
Level 3 Financing, Inc., Gtd. Notes(d)	Caa1	12.250%	03/15/13	10,750	11,395,000
Nextel Communications, Inc., Gtd. Notes, Ser. E	Ba2	6.875%	10/31/13	1,250	1,212,500
Northwestern Bell Telephone, Sr. Unsec’d. Notes	Ba1	7.750%	05/01/30	750	641,250
Qwest Capital Funding, Inc., Gtd. Notes	B1	7.250%	02/15/11	500	507,500
Qwest Capital Funding, Inc., Gtd. Notes	B1	7.900%	08/15/10	275	280,500
Qwest Communications International, Inc., Gtd. Notes	Ba3	7.250%	02/15/11	50	50,250
Qwest Corp., Sr. Unsec’d. Notes	Ba1	7.500%	10/01/14	2,525	2,622,844
Qwest Corp., Sr. Unsec’d. Notes	Ba1	7.625%	06/15/15	5,115	5,294,025
Qwest Corp., Sr. Unsec’d. Notes	Ba1	7.875%	09/01/11	25	26,188
Qwest Corp., Sr. Unsec’d. Notes	Ba1	8.375%	05/01/16	2,525	2,708,062
Qwest Corp., Sr. Unsec’d. Notes	Ba1	8.875%	03/15/12	750	806,250
SBA Telecommunications, Inc., Gtd. Notes, 144A	Ba2	8.000%	08/15/16	1,335	1,395,075
SBA Telecommunications, Inc., Gtd. Notes, 144A(d)	Ba2	8.250%	08/15/19	1,335	1,415,100
Sprint Capital Corp., Gtd. Notes	Ba3	6.875%	11/15/28	1,500	1,246,875
Sprint Capital Corp., Gtd. Notes	Ba3	6.900%	05/01/19	1,575	1,449,000
Sprint Capital Corp., Gtd. Notes(d)	Ba3	7.625%	01/30/11	6,450	6,603,187
Sprint Capital Corp., Gtd. Notes	Ba3	8.375%	03/15/12	2,400	2,484,000
Sprint Nextel Corp., Sr. Unsec’d. Notes(a)(d)	Ba3	0.651%	06/28/10	2,250	2,214,499

SEE NOTES TO FINANCIAL STATEMENTS.

A95

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)†	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Telecommunications (continued)
Sprint Nextel Corp., Sr. Unsec’d. Notes	Ba3	6.000%	12/01/16	$2,970	$2,710,125
Sprint Nextel Corp., Sr. Unsec’d. Notes(d)	Ba3	8.375%	08/15/17	1,800	1,836,000
Time Warner Telecom Holdings, Inc., Gtd. Notes	B2	9.250%	02/15/14	3,975	4,099,219
Wind Acquisition Finance SA (Luxembourg), Gtd. Notes, 144A	B2	11.750%	07/15/17	6,300	6,882,750
Windstream Corp., Gtd. Notes, 144A	Ba3	7.875%	11/01/17	1,770	1,747,875
Windstream Corp., Gtd. Notes	Ba3	8.125%	08/01/13	2,650	2,749,375
Windstream Corp., Gtd. Notes	Ba3	8.625%	08/01/16	5,220	5,311,350

					96,089,367

TOTAL CORPORATE BONDS (cost $1,644,154,236)					1,729,153,099

MUNICIPAL BOND — 0.1%
Oakland Calif. Uni. Sch. Dist. Alameda Cnty., BABs (cost $1,100,000)	Baa1	9.500%	08/01/34	1,100	1,124,057

RESIDENTIAL MORTGAGE-BACKED SECURITIES
Argent Securities, Inc., Ser. 2003-W8, Class M1(a)	Aa2	1.281%	12/25/33	171	129,597
Credit-Based Asset Servicing And Securitization LLC, Ser. 2007-CB1, Class AF2	Caa3	5.721%	01/25/37	600	270,017
Morgan Stanley ABS Capital I, Ser. 2007-HE6, Class A2(a)	B3	0.371%	05/25/37	100	39,593
Morgan Stanley Mortgage Loan Trust, Ser. 2006-12XS, Class A6A	B3	5.726%	10/25/36	493	266,649
Structured Asset Securities Corp., Ser. 2005-9XS, Class 2A1(a)	Baa1	0.531%	06/25/35	544	216,169

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $1,149,549)					922,025

				Shares
COMMON STOCKS — 0.1%
Cable
Adelphia Recovery Trust(b)(i)				500,000	500

Consumer
ICON Fitness Corp.(i)				18,093	181

Electric
Mirant Corp.(i)				2,240	34,205

Media & Entertainment
Virgin Media, Inc.				8,521	143,408

Non-Captive Finance
CIT Group, Inc.(i)				16,991	469,122

Pipelines & Other
SemGroup Corp. (Class A Stock)(i)				3,493	89,945

Technology — 0.1%
Xerox Corp.				137,561	1,163,766

Telecommunications
Netia SA (Poland)(i)				238,168	406,249

TOTAL COMMON STOCKS (cost $3,792,184)					2,307,376

PREFERRED STOCKS
Building Materials & Construction
New Millenium Homes LLC(original cost $0; purchased 07/28/05)(b)(h)(i)				3,000	708,000

Cable
Adelphia Communications Corp., PIK, 13.00%(b)(i)				5,000	5
PTV, Inc., Ser. A, 10.00%(i)				13	1

					6

TOTAL PREFERRED STOCKS (cost $4,765)					708,006

SEE NOTES TO FINANCIAL STATEMENTS.

A96

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

WARRANTS(b)(i)		Expiration Date	Units	Value (Note 2)
Media & Entertainment
Sirius XM Radio, Inc., 144A		3/15/10	5,005	$5

Pipelines & Other
SemGroup Corp.		1/1/20	3,676	16,542

Technology
Viasystems Group, Inc.		1/31/10	45,109	4

Telecommunications
GT Group Telecommunications, Inc. (Canada), 144A		2/1/10	3,050	3

TOTAL WARRANTS (cost $1,246,361)				16,554

TOTAL LONG-TERM INVESTMENTS (cost $1,766,763,011)				1,859,617,843

	Interest Rate	Maturity Date	Principal Amount (000)
SHORT-TERM INVESTMENTS — 15.2%
U.S. GOVERNMENT TREASURY SECURITY
United States Treasury Bill(j) (cost $385,811)	0.198%	04/01/10	$386	385,944

			Shares
AFFILIATED MUTUAL FUNDS — 15.2%
Dryden Core Investment Fund — Short-Term Bond Series(Note 4)(k)			500,314	4,282,690
Dryden Core Investment Fund — Taxable Money Market Series (cost $289,540,190; includes $256,445,495 of cash collateral received for securities on loan)(Note 4)(k)(l)			289,540,190	289,540,190

TOTAL AFFILIATED MUTUAL FUNDS (cost $294,303,189)				293,822,880

TOTAL SHORT-TERM INVESTMENTS (cost $294,689,000)				294,208,824

TOTAL INVESTMENTS(m) — 111.1% (cost $2,061,452,011)				2,153,826,667
LIABILITIES IN EXCESS OF OTHER ASSETS(n) — (11.1)%				(215,534,630)

NET ASSETS — 100.0%				$1,938,292,037

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
BABs	Build America Bonds
CDO	Collateralized Debt Obligation
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment in Kind

†	The ratings reflected are as of December 31, 2009. Ratings of certain bonds may have changed subsequent to that date.

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2009.

(b)	Indicates a security that has been deemed illiquid.

(c)	Standard & Poor’s Rating

(d)	All or a portion of security is on loan. The aggregate market value of such securities is $250,638,350; cash collateral of $256,445,495 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(e)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.

(f)	Represents zero coupon bond. Rate shown reflects the effective yield at December 31, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

A97

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

(g)	Amount is actual; not rounded to thousands.

(h)	Indicates a restricted security; the aggregate original cost of such securities is $81,792,913. The aggregate value of $86,299,638 is approximately 4.5% of net assets.

(i)	Non-income producing security.

(j)	Rate quoted represents yield-to-maturity as of purchase date.

(k)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series and the Dryden Core Investment Fund—Short-Term Bond Series.

(l)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(m)	As of December 31, 2009, eleven securities representing $1,620,040 and 0.1% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(n)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on credit default swap agreements as follows:

Credit default swap agreements outstanding at December 31, 2009:

Counterparty	Termination Date	Notional Amount (000)(4)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
Buy Protection(1):
Goldman Sachs International	12/20/2011	$5,750	1.000%	Lennar Corp., 6.500%, 4/15/16	$140,399	$207,906	$(67,507)
JPMorgan Chase Bank	6/20/2013	5,000	6.650%	Tenet Healthcare Corp., 7.375%, 2/01/13	(469,286)	—	(469,286)
JPMorgan Chase Bank	12/20/2013	4,000	3.900%	JC Penney Co., Inc., 6.375%, 10/15/36	(413,454)	1,525	(414,979)
Goldman Sachs International	6/20/2019	2,500	5.000%	Sprint Nextel Corp., 6.000%, 12/01/16	(148,073)	(12,784)	(135,289)
Barclays Bank PLC	6/20/2019	2,500	5.000%	Sprint Nextel Corp., 6.000%, 12/01/16	(148,073)	(35,302)	(112,771)

					$(1,038,487)	$161,345	$(1,199,832)

Counterparty	Termination Date	Implied Credit Spread at December 31, 2009(3)	Notional Amount (000)(4)	Fixed Rate	Reference Entity/Obligation	Fair Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit default swaps on corporate issues—Sell Protection(2)
Barclays Bank PLC	3/20/2010	0.972%	$5,000	5.000%	HCA, Inc., 6.375%, 1/15/15	$52,424	$(85,305)	$137,729
JPMorgan Chase Bank	3/20/2010	0.690%	8,000	5.000%	General Electric Capital Corp., 5.625%, 9/15/17	88,853	(604,108)	692,961
Deutsche Bank AG	12/20/2014	6.681%	9,000	5.000%	Ford Motor Co., 6.500%, 8/1/18	(593,499)	(1,175,000)	581,501
Goldman Sachs International	3/20/2016	4.999%	3,150	4.100%	NRG Energy, Inc., 7.250%, 2/01/14	(129,989)	—	(129,989)

						$(582,211)	$(1,864,413)	$1,282,202

The Portfolio entered into credit default swaps as the protection seller on corporate issues to take an active short position with respect to the likelihood of a particular issuer’s default.

(1)	If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)	If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

SEE NOTES TO FINANCIAL STATEMENTS.

A98

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

(3)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer or credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities	$—	$3,040,000	$396,789
Bank Loans	—	117,565,711	—
Collateralized Mortgage Obligations	—	4,384,226	—
Corporate Bonds	—	1,729,151,274	1,825
Municipal Bond	—	1,124,057	—
Residential Mortgage-Backed Securities	—	922,025	—
Common Stocks	1,810,501	406,249	90,626
Preferred Stocks	1	—	708,005
Warrants	8	—	16,546
U.S. Government Treasury Security	—	385,944	—
Affiliated Mutual Funds	293,822,880	—	—

	295,633,390	1,856,979,486	1,213,791
Other Financial Instruments*	—	82,370	—

Total	$295,633,390	$1,857,061,856	$1,213,791

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds	Common Stocks	Preferred Stocks	Warrants	Asset-Backed Securities
Balance as of 12/31/08	$165,500	$500	$471,005	$5,607	$—
Realized gain (loss)	(54,952)	—	—	(3,173,766)	—
Earned amortization/accretion	(196,024)	—	—	—	970
Change in unrealized appreciation (depreciation)	503,248	(1,043,706)	237,000	2,978,171	(4,623)
Purchases (Sales)	(415,947)	1,133,832	—	206,534	400,442
Transfers in and/or out of Level 3	—	—	—	—	—

Balance as of 12/31/09	$1,825	$90,626	$708,005	$16,546	$396,789

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A99

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Mutual Funds (including 13.2% of collateral received for securities on loan)	15.2%
Healthcare & Pharmaceutical	13.3
Technology	10.1
Capital Goods	7.8
Electric	7.0
Energy – Other	5.6
Telecommunications	5.1
Gaming	4.9
Cable	4.7
Metals	4.3
Automotive	4.1
Media & Entertainment	3.8
Consumer	3.3
Paper	2.8
Foods	2.7
Packaging	2.5
Retailers	2.5
Pipelines & Other	1.7
Building Materials & Construction	1.6
Non-Captive Finance	1.6
Chemicals	1.5
Aerospace & Defense	1.3
Lodging	1.0
Insurance	0.9
Banking	0.8
Healthcare Insurance	0.3
Airlines	0.2
Asset-Backed Securities	0.2
Collateralized Mortgage Obligations	0.2
Municipal Bond	0.1

111.1
Liabilities in excess of other assets	(11.1)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on swaps	$1,412,191	Unrealized depreciation on swaps	$1,329,821
Credit contracts	Premium paid for swap agreements	209,431	Premium received for swap agreements	1,912,499
Equity contracts	Unaffiliated investments	16,554	—	—

Total		$1,638,176		$3,242,320

SEE NOTES TO FINANCIAL STATEMENTS.

A100

HIGH YIELD BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Swaps	Warrants	Total
Credit contracts	$(8,165,513)	$—	$(8,165,513)
Equity contracts	—	(3,173,766)	(3,173,766)

Total	$(8,165,513)	$(3,173,766)	$(11,339,279)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Swaps	Warrants	Total
Credit contracts	$3,446,866	$—	$3,446,866
Equity contracts	—	2,978,171	2,978,171

Total	$3,446,866	$2,978,171	$6,425,037

For the year ended December 31, 2009, the Portfolio’s average volume of derivative activities is as follows:

Credit Default Swaps as Buyer (Notional Amount in USD (000))	Credit Default Swaps as Writer (Notional Amount in USD (000))
$ 31,400	$24,153

SEE NOTES TO FINANCIAL STATEMENTS.

A101

HIGH YIELD BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments, at value including securities on loan of $250,638,350:
Unaffiliated investments (cost $1,767,148,822)	$1,860,003,787
Affiliated investments (cost $294,303,189)	293,822,880
Cash	3,093,631
Dividends and interest receivable	36,720,790
Receivable for investments sold	23,554,085
Unrealized appreciation on swaps	1,412,191
Premium paid for swap agreements	209,431
Receivable for Series shares sold	73,553
Prepaid expenses	19,407

Total Assets	2,218,909,755

LIABILITIES
Collateral for securities on loan	256,445,495
Payable for investments purchased	19,610,525
Premium received for swap agreements	1,912,499
Unrealized depreciation on swaps	1,329,821
Management fee payable	893,438
Payable for Series shares repurchased	278,311
Accrued expenses and other liabilities	141,048
Deferred trustees’ fees	5,688
Affiliated transfer agent fee payable	893

Total Liabilities	280,617,718

NET ASSETS	$1,938,292,037

Net assets were comprised of:
Paid-in capital	$2,293,186,092
Retained earnings	(354,894,055)

Net assets, December 31, 2009	$1,938,292,037

Net asset value and redemption price per share, $1,938,292,037 / 400,909,217 outstanding shares of beneficial interest	$4.83

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated interest	$157,457,579
Affiliated income from securities loaned, net	561,411
Affiliated dividend income	525,270
Unaffiliated dividend income	24,770

158,569,030

EXPENSES
Management fee	8,444,280
Custodian’s fees and expenses	204,000
Shareholders’ reports	136,000
Insurance expenses	29,000
Audit fee	23,000
Trustees’ fees	23,000
Commitment fee on syndicated credit agreement	14,000
Legal fees and expenses	11,000
Transfer agent’s fee and expenses (including affiliated expense of $3,600) (Note 4)	10,000
Miscellaneous	9,438

Total expenses	8,903,718

NET INVESTMENT INCOME	149,665,312

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions (including affiliated: $(3,760,047))	(91,683,416)
Swap agreement transactions	(8,165,513)
Foreign currency transactions	(107,308)

(99,956,237)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $5,282,209)	531,616,520
Swaps	3,446,866
Foreign currencies	250,359

535,313,745

NET GAIN ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	435,357,508

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$585,022,820

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$149,665,312	$134,587,203
Net realized loss on investment, swap and foreign currency transactions	(99,956,237)	(105,734,132)
Net change in unrealized appreciation (depreciation) on investments, swaps and foreign currencies	535,313,745	(389,181,610)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	585,022,820	(360,328,539)

DISTRIBUTIONS	(146,754,201)	(133,562,726)

SERIES SHARE TRANSACTIONS:
Series shares sold [4,625,109 and 1,247,295 shares, respectively]	19,572,637	5,374,155
Series shares issued in reinvestment of dividends and distributions [34,474,693 and 30,575,224 shares, respectively]	146,754,201	133,562,726
Net asset value of shares issued in merger [33,152,623 and 0 shares, respectively] (Note 10)	157,806,487	—
Series shares repurchased [14,949,827 and 17,244,757 shares, respectively]	(63,973,510)	(79,147,876)

NET INCREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	260,159,815	59,789,005

TOTAL INCREASE (DECREASE) IN NET ASSETS	698,428,434	(434,102,260)
NET ASSETS:
Beginning of year	1,239,863,603	1,673,965,863

End of year	$1,938,292,037	$1,239,863,603

SEE NOTES TO FINANCIAL STATEMENTS.

A102

JENNISON PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 99.1%
COMMON STOCKS — 98.1%	Shares	Value (Note 2)

Aerospace & Defense — 2.0%
Precision Castparts Corp.	124,280	$13,714,298
United Technologies Corp.	186,889	12,971,965

		26,686,263

Auto Components — 0.6%
Johnson Controls, Inc.	320,300	8,724,972

Beverages — 1.1%
PepsiCo, Inc.	238,400	14,494,720

Biotechnology — 4.4%
Celgene Corp.(a)	369,500	20,573,760
Gilead Sciences, Inc.(a)	647,900	28,041,112
Vertex Pharmaceuticals, Inc.(a)(b)	215,400	9,229,890

		57,844,762

Capital Markets — 4.2%
Charles Schwab Corp. (The)	1,080,400	20,333,128
Goldman Sachs Group, Inc. (The)	196,900	33,244,596
Morgan Stanley	68,200	2,018,720

		55,596,444

Chemicals — 1.2%
Monsanto Co.	55,300	4,520,775
Praxair, Inc.	138,600	11,130,966

		15,651,741

Communications Equipment — 6.4%
Cisco Systems, Inc.(a)	1,165,900	27,911,646
Juniper Networks, Inc.(a)(b)	378,500	10,094,595
QUALCOMM, Inc.	994,100	45,987,066

		83,993,307

Computers & Peripherals — 9.5%
Apple, Inc.(a)	297,937	62,822,996
Hewlett-Packard Co.	711,900	36,669,969
NetApp, Inc.(a)	738,300	25,390,137

		124,883,102

Diversified Financial Services — 1.0%
JPMorgan Chase & Co.	308,400	12,851,028

Electronic Equipment & Instruments — 0.8%
Agilent Technologies, Inc.(a)(b)	350,910	10,902,774

Energy Equipment & Services — 1.9%
Schlumberger Ltd.	379,700	24,714,673

Food & Staples Retailing — 1.4%
Costco Wholesale Corp.	319,000	18,875,230

Food Products — 1.6%
Unilever PLC (United Kingdom)	666,500	21,364,857

Healthcare Equipment & Supplies — 4.3%
Alcon, Inc.	196,800	32,344,080
Baxter International, Inc.	413,200	24,246,576

		56,590,656

Healthcare Providers & Services — 3.3%
Express Scripts, Inc.(a)	77,500	6,699,875
Medco Health Solutions, Inc.(a)	568,700	36,345,617

		43,045,492

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hotels Restaurants & Leisure — 1.5%
Marriott International, Inc. (Class A Stock)(b)	503,196	$13,712,091
Starbucks Corp.(a)(b)	288,500	6,652,810

		20,364,901

Household Products — 1.3%
Colgate-Palmolive Co.	214,900	17,654,035

Internet & Catalog Retail — 4.2%
Amazon.com, Inc.(a)	413,600	55,637,472

Internet Software & Services — 6.7%
Baidu, Inc. (China), ADR(a)	29,764	12,239,850
Google, Inc. (Class A Stock)(a)	105,042	65,123,939
Tencent Holdings Ltd. (China)	495,800	10,723,023

		88,086,812

IT Services — 5.7%
Mastercard, Inc. (Class A Stock)(b)	146,700	37,552,266
Visa, Inc. (Class A Stock)(b)	427,000	37,345,420

		74,897,686

Life Sciences Tools & Services — 0.5%
Illumina, Inc.(a)(b)	212,200	6,503,930

Machinery — 0.5%
Cummins, Inc.	139,010	6,374,998

Media — 2.2%
Walt Disney Co. (The)	895,200	28,870,200

Multiline Retail — 2.5%
Kohl’s Corp.(a)(b)	312,600	16,858,518
Target Corp.	338,600	16,378,082

		33,236,600

Oil, Gas & Consumable Fuels — 4.7%
Apache Corp.	85,800	8,851,986
Occidental Petroleum Corp.	313,200	25,478,820
Petroleo Brasileiro SA (Brazil), ADR	314,100	14,976,288
Southwestern Energy Co.(a)	275,500	13,279,100

		62,586,194

Pharmaceuticals — 7.8%
Abbott Laboratories	302,800	16,348,172
Mylan, Inc.(a)(b)	554,600	10,221,278
Novartis AG (Switzerland), ADR	227,500	12,382,825
Pfizer, Inc.	705,500	12,833,045
Roche Holding AG (Switzerland), ADR	306,700	12,942,740
Shire PLC (Ireland), ADR(b)	240,570	14,121,459
Teva Pharmaceutical Industries Ltd. (Israel), ADR	434,300	24,398,974

		103,248,493

Road & Rail — 0.9%
Union Pacific Corp.	183,100	11,700,090

Semiconductor Equipment — 4.1%
Advanced Micro Devices, Inc.(a)(b)	1,292,000	12,506,560
Analog Devices, Inc.,	474,900	14,997,342
Cree, Inc.(a)(b)	151,200	8,523,144
Intel Corp.	876,300	17,876,520

		53,903,566

SEE NOTES TO FINANCIAL STATEMENTS.

A103

JENNISON PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Software — 8.2%
Adobe Systems, Inc.(a)	889,100	$32,701,098
Microsoft Corp.	1,754,300	53,488,607
Salesforce.com, Inc.(a)(b)	227,340	16,770,872
VMware, Inc. (Class A Stock)(a)	110,700	4,691,466

		107,652,043

Specialty Retail — 1.2%
Staples, Inc.	266,000	6,540,940
Tiffany & Co.	216,413	9,305,759

		15,846,699

Textiles, Apparel & Luxury Goods — 2.4%
Coach, Inc.	208,180	7,604,815
NIKE, Inc. (Class B Stock)(b)	363,980	24,048,159

		31,652,974

TOTAL COMMON STOCKS (cost $890,226,407)		1,294,436,714

PREFERRED STOCK — 1.0%
Diversified Financial Services
Bank of America Corp.(a) (cost $13,168,652)	857,100	12,787,932

TOTAL LONG-TERM INVESTMENTS (cost $903,395,059)		1,307,224,646

SHORT-TERM INVESTMENT — 13.0%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $171,487,172; includes $159,672,410 of cash collateral received for securities on loan)(Note 4)(c)(d)	171,487,172	171,487,172

TOTAL INVESTMENTS (e) — 112.1% (cost $1,074,882,231)		1,478,711,818
LIABILITIES IN EXCESS OF OTHER ASSETS — (12.1)%		(159,738,409)

NET ASSETS — 100.0%		$1,318,973,409

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $154,627,023; cash collateral of $159,672,410 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(e)	As of December 31, 2009, 2 securities representing $32,087,880 and 2.4% of the net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,262,348,834	$32,087,880	$—
Preferred Stock	12,787,932	—	—
Affiliated Money Market Mutual Fund	171,487,172	—	—

	1,446,623,938	32,087,880	—
Other Financial Instruments*	—	—	—

Total	$1,446,623,938	$32,087,880	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2008 and December 31, 2009, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A104

JENNISON PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 was as follows:

Affiliated Money Market Mutual Fund (including 12.1% of collateral received for securities on loan)	13.0%
Computers & Peripherals	9.5
Software	8.2
Pharmaceuticals	7.8
Internet Software & Services	6.7
Communications Equipment	6.4
IT Services	5.7
Oil, Gas & Consumable Fuels	4.7
Biotechnology	4.4
Healthcare Equipment & Supplies	4.3
Capital Markets	4.2
Internet & Catalog Retail	4.2
Semiconductor Equipment	4.1
Healthcare Providers & Services	3.3
Multiline Retail	2.5
Textiles, Apparel & Luxury Goods	2.4
Media	2.2
Aerospace & Defense	2.0
Diversified Financial Services	2.0
Energy Equipment & Services	1.9
Food Products	1.6
Hotels Restaurants & Leisure	1.5
Food & Staples Retailing	1.4
Household Products	1.3
Chemicals	1.2
Specialty Retail	1.2
Beverages	1.1
Road & Rail	0.9
Electronic Equipment & Instruments	0.8
Auto Components	0.6
Life Sciences Tools & Services	0.5
Machinery	0.5

112.1
Liabilities in excess of other assets	(12.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A105

JENNISON PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments, at value including securities on loan of $154,627,023:
Unaffiliated investments (cost $903,395,059)	$1,307,224,646
Affiliated investments (cost $171,487,172)	171,487,172
Dividends and interest receivable	1,314,785
Receivable for investments sold	1,097,162
Foreign tax reclaim receivable	406,742
Receivable for Series shares sold	189,650
Prepaid expenses	14,703

Total Assets	1,481,734,860

LIABILITIES
Collateral for securities on loan	159,672,410
Payable for investments purchased	1,844,042
Management fee payable	665,444
Payable for Series shares repurchased	367,917
Accrued expenses and other liabilities	175,626
Payable to custodian	28,750
Distribution fee payable	4,167
Administration fee payable	2,500
Affiliated transfer agent fee payable	595

Total Liabilities	162,761,451

NET ASSETS	$1,318,973,409

Net assets were comprised of:
Paid-in capital	$1,830,717,015
Retained earnings	(511,743,606)

Net assets, December 31, 2009	$1,318,973,409

Class I:
Net asset value and redemption price per share, $1,298,738,937/62,215,969 outstanding shares of beneficial interest	$20.87

Class II:
Net asset value and redemption price per share, $20,234,472/984,465 outstanding shares of beneficial interest	$20.55

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $407,117)	$12,972,330
Affiliated income from securities loaned, net	513,433
Affiliated dividend income	76,591

13,562,354

EXPENSES
Management fee	7,543,247
Distribution fee—Class II	38,270
Administration fee—Class II	22,962
Shareholders’ reports	175,000
Custodian’s fees and expenses	160,000
Insurance expenses	30,000
Audit fee	26,000
Trustees’ fees	26,000
Commitment fee on syndicated credit agreement	12,000
Legal fees and expenses	10,000
Transfer agent’s fee and expenses (including affiliated expense of $3,600) (Note 4)	10,000
Loan interest expense (Note 8)	214
Miscellaneous	21,392

Total expenses	8,075,085

NET INVESTMENT INCOME	5,487,269

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	80,175,176
Foreign currency transactions	(179,518)

79,995,658

Net change in unrealized appreciation (depreciation) on:
Investments	373,410,077
Foreign currencies	1,842

373,411,919

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	453,407,577

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$458,894,846

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$5,487,269	$8,629,931
Net realized gain (loss) on investments and foreign currencies	79,995,658	(196,857,449)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	373,411,919	(549,977,705)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	458,894,846	(738,205,223)

DISTRIBUTIONS:
Class I	(8,584,877)	(8,646,693)
Class II	(43,518)	(11,569)

TOTAL DISTRIBUTIONS	(8,628,395)	(8,658,262)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold	59,834,121	60,259,927
Series shares issued in reinvestment of dividends and distributions	8,628,395	8,658,027
Series shares repurchased	(359,926,940)	(284,240,992)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(291,464,424)	(215,323,038)

TOTAL INCREASE (DECREASE) IN NET ASSETS	158,802,027	(962,186,523)
NET ASSETS:
Beginning of year	1,160,171,382	2,122,357,905

End of year	$1,318,973,409	$1,160,171,382

SEE NOTES TO FINANCIAL STATEMENTS.

A106

MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Certficates of Deposit — 30.1%
Banco Bilbao Vizcaya Argentaria SA	0.255%	04/12/10	$4,500	$4,499,684
Bank of America NA	0.350%	01/28/10	30,000	30,000,000
Bank of America NA	0.220%	02/16/10	20,000	20,000,000
Bank of Nova Scotia Houston	0.210%	01/14/10	35,000	35,000,000
Bank of Tokyo Mitsubishi UFJ Ltd.	0.250%	01/29/10	55,000	55,000,000
BNP Paribas	0.240%	01/15/10	55,000	55,000,000
BNP Paribas SA NY	0.290%	03/08/10	816	815,985
Chase Bank USA NA	0.190%	02/10/10	25,000	25,000,000
Rabobank NA	0.310%	03/03/10	510	510,008
Rabobank NA	0.240%	03/16/10	588	587,928
Rabobank NA	0.340%	03/17/10	408	408,034
Royal Bank of Scotland PLC(c).	0.833%	01/19/10	10,000	10,000,000
State Street Bank & Trust Co.	0.210%	01/19/10	23,000	23,000,000
Sumitomo Mitsui Banking Corp./New York	0.260%	02/01/10	57,000	57,000,000
UBS AG	0.660%	01/29/10	50,000	50,000,000
Unicredit SPA	0.220%	01/27/10	1,176	1,175,932

				367,997,571

Commercial Paper — 48.9%
Banco Bilbao Vizcaya Argentaria SA, 144A(a)	0.250%	02/12/10	8,717	8,714,457
Banco Bilbao Vizcaya Argentaria SA, 144A(a)	0.300%	06/08/10	9,500	9,487,492
BlackRock, Inc., 144A(a)	0.200%	01/29/10	14,000	13,997,822
BPCE SA, 144A(a)	0.270%	02/16/10	61,000	60,978,955
CBA (Delaware) Finance(a)	0.220%	01/06/10	29,000	28,999,114
DNP Norbank ASA, 144A(a)	0.300%	01/25/10	1,000	999,800
DNP Norbank ASA, 144A(a)	0.230%	01/29/10	13,276	13,273,625
E.ON AG, 144A(a)	0.250%	01/12/10	12,000	11,999,083
GDF Suez, 144A(a)	0.190%	01/13/10	5,000	4,999,683
HSBC USA, Inc.(a)	0.225%	01/04/10	31,949	31,948,401
HSBC USA, Inc.(a)	0.220%	01/11/10	21,227	21,225,703
New York Life Capital Corp., 144A(a)	0.160%	01/15/10	19,000	18,998,818
Nordea North America(a)	0.190%	02/24/10	20,000	19,994,300
Old Line Funding LLC, 144A(a)	0.160%	01/15/10	8,000	7,999,502
Old Line Funding LLC, 144A(a)	0.180%	02/16/10	5,000	4,998,850
Prudential PLC, 144A(a)	0.230%	01/20/10	14,000	13,998,301
Royal Bank of Scotland PLC(a)	0.430%	02/05/10	50,000	49,979,097
Societe Generale North America, Inc.(a)	0.210%	01/19/10	25,000	24,997,375
Societe Generale North America, Inc.(a)	0.240%	02/05/10	21,832	21,826,906
Societe Generale North America, Inc.(a)	0.250%	04/01/10	10,000	9,993,750
State Street Corp.(a)	0.210%	03/01/10	30,000	29,989,675
Straight-A Funding LLC, 144A(a)	0.210%	01/20/10	4,000	3,999,557
Straight-A Funding LLC, 144A(a)	0.200%	02/01/10	13,000	12,997,761
Straight-A Funding LLC, 144A(a)	0.200%	02/08/10	15,000	14,996,833
Straight-A Funding LLC, 144A(a)	0.170%	02/16/10	29,000	28,993,701
Swedbank AB, 144A(a)	0.890%	02/10/10	38,000	37,962,422
Swedbank AB, 144A(a)	0.850%	02/11/10	12,000	11,988,383
Swedbank AB, 144A(a)	0.820%	02/17/10	10,000	9,989,294
Total Capital Canada Ltd., 144A(a)	0.200%	01/14/10	11,000	10,999,206
Total Capital Canada Ltd., 144A(a)	0.200%	01/15/10	23,000	22,998,211
Toyota Motor Credit Corp.(a)	0.170%	01/13/10	20,555	20,553,835
Unicredit Delaware, Inc., 144A(a)	0.320%	01/14/10	8,000	7,999,076
Unicredit Delaware, Inc., 144A(a)	0.330%	01/19/10	6,000	5,999,010

				598,877,998

Other Corporate Obligations — 11.9%
Bank of America NA, FDIC Gtd. Notes(c)	0.331%	01/29/10	30,000	30,000,000
Barclays Bank PLC NY(c)	0.482%	03/17/10	41,000	41,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

A107

MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Other Corporate Obligations (continued)
Citigroup Funding, Inc., FDIC Gtd. Notes, M.T.N.(c)	0.381%	01/29/10	$25,000	$25,000,000
Goldman Sachs Group, Inc., M.T.N.(b)	0.400%	02/03/10	50,000	50,000,000

				146,000,000

U.S. Government Agencies — 7.4%
Federal Home Loan Mortgage Corp.(c)	0.242%	02/24/10	60,000	59,992,402
Federal National Mortgage Association(c)	0.228%	02/05/10	30,000	29,993,840

				89,986,242

U.S. Treasury Security — 1.7%
U.S. Treasury Bill(a)	0.430%	12/16/10	21,143	21,054,863

TOTAL INVESTMENTS — 100.0% (amortized cost $1,223,916,674)				1,223,916,674
LIABILITIES IN EXCESS OF OTHER ASSETS				(539,368)

NET ASSETS — 100.0%				$1,223,377,306

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
FDIC	Federal Deposit Insurance Corporation
M.T.N.	Medium Term Note

(a)	Rate quoted represents yield-to-maturity as of purchase date.

(b)	Indicates a security that has been deemed illiquid.

(c)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2009.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Certificates of Deposit	$—	$367,997,571	$—
Commerical Paper	—	598,877,998	—
Other Corporate Obligations	—	146,000,000	—
U.S. Government Agencies	—	89,986,242	—
U.S. Treasury Security	—	21,054,863	—

	—	1,223,916,674	—
Other Financial Instruments*	—	—	—

Total	$—	$1,223,916,674	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A108

MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 was as follows:

Commercial Paper	48.9%
Certificates of Deposit	30.1
Other Corporate Obligations	11.9
U.S. Government Agencies	7.4
U.S. Treasury Security	1.7

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A109

MONEY MARKET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments, at value (amortized cost of $1,223,916,674)	$1,223,916,674
Cash	13,447
Interest receivable	371,732
Receivable for Series shares sold	52,806
Prepaid expenses	15,653

Total Assets	1,224,370,312

LIABILITIES
Payable for Series shares repurchased	594,237
Management fee payable	255,862
Accrued expenses and other liabilities	142,312
Affiliated transfer agent fee payable	595

Total Liabilities	993,006

NET ASSETS	$1,223,377,306

Net assets were comprised of:
Paid-in capital	$1,223,377,306

Net assets, December 31, 2009	$1,223,377,306

Net asset value and redemption price per share, $1,223,377,306 / 122,337,727 outstanding shares of beneficial interest	$10.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

INVESTMENT INCOME
Interest	$10,939,034

EXPENSES
Management fee	5,467,308
Custodian’s fees and expenses	150,000
Shareholders’ reports	141,000
Trustees’ fees	29,000
Insurance expenses	24,000
Audit fee	16,000
Legal fees and expenses	14,000
Transfer agent’s fee and expenses (including affiliated expense of $3,600) (Note 4)	9,000
Miscellaneous	13,099

Total expenses	5,863,407
Less: Management fee waiver (Note 3)	(476,147)

Net expenses	5,387,260

NET INVESTMENT INCOME	5,551,774

NET REALIZED GAIN ON INVESTMENT TRANSACTIONS	87,871

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,639,645

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$5,551,774	$35,884,366
Net realized gain on investments transactions	87,871	74,311

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,639,645	35,958,677

DISTRIBUTIONS	(5,639,645)	(35,958,677)

SERIES SHARE TRANSACTIONS:
Series shares sold [28,709,615 and 41,282,769 shares, respectively]	287,096,151	412,827,618
Series shares issued in reinvestment of dividends and distributions [563,962 and 3,595,860 shares, respectively]	5,639,645	35,958,677
Series shares repurchased [55,911,624 and 24,895,819 shares, respectively]	(559,116,243)	(248,958,192)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(266,380,447)	199,828,103

TOTAL INCREASE (DECREASE) IN NET ASSETS	(266,380,447)	199,828,103
NET ASSETS:
Beginning of year	1,489,757,753	1,289,929,650

End of year	$1,223,377,306	$1,489,757,753

SEE NOTES TO FINANCIAL STATEMENTS.

A110

NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 97.7%
COMMON STOCKS — 97.7%	Shares	Value (Note 2)

Chemicals — 0.5%
Potash Corp. of Saskatchewan, Inc.	60,100	$6,520,850

Electrical Equipment — 0.5%
Yingli Green Energy Holding Co. Ltd., (China), ADR(a)(b)	347,100	5,487,651

Energy Equipment & Services — 15.3%
Cameron International Corp.(b)	457,500	19,123,500
Dresser-Rand Group, Inc.(b)	264,700	8,367,167
DRIL-QUIP, Inc.(a)(b)	375,600	21,213,888
FMC Technologies, Inc.(b)	199,600	11,544,864
Halliburton Co.	778,000	23,410,020
Helmerich & Payne, Inc.	231,900	9,248,172
Integra Group Holdings, GDR(b)	1,236,950	3,710,850
National-Oilwell Varco, Inc.	389,500	17,173,055
Noble Corp.	416,400	16,947,480
Schlumberger Ltd.	235,300	15,315,677
Superior Energy Services, Inc.(a)(b)	371,900	9,033,451
Tenaris SA (Luxembourg), ADR(a)	302,000	12,880,300
Weatherford International Ltd.(b)	665,500	11,919,105

		179,887,529

Food Products — 1.1%
Agrenco Ltd. (Brazil), 144A(b)	1,166,700	1,909,877
Cosan Ltd. (Class A Stock)(b)	1,216,000	10,579,200

		12,489,077

Gas Utilities — 1.0%
EQT Corp.,	281,600	12,367,872

Independent Power Producers & Energy Traders — 0.6%
NRG Energy, Inc.(b)	320,000	7,555,200

Metals & Mining — 33.2%
African Rainbow Minerals Ltd. (South Africa)	502,250	11,770,846
Agnico-Eagle Mines Ltd.	176,200	9,514,800
Alcoa, Inc.	362,800	5,848,336
AXMIN, Inc. (Canada)(b)	4,139,800	336,456
BHP Billiton Ltd. (Australia), ADR(a)	182,600	13,983,508
Century Aluminum Co.(b)	535,800	8,674,602
Cia de Minas Buenaventura SA (Peru), ADR	572,100	19,148,187
Cliffs Natural Resources, Inc.	352,800	16,260,552
Eldorado Gold Corp. (Canada)(b)	1,400,000	19,972,271
European Goldfields Ltd. (Canada)(b)	1,402,700	8,154,531
First Quantum Minerals Ltd. (Canada)	216,900	16,645,211
First Uranium Corp. (South Africa), 144A(b)	400,000	879,667
First Uranium Corp. (South Africa)(b)	368,400	810,174
FNX Mining Co., Inc. (Canada), 144A(b)	56,300	622,296
FNX Mining Co., Inc. (Canada)(b)	331,000	3,658,613
Freeport-McMoRan Copper & Gold, Inc.(b)	323,519	25,975,340
Fronteer Development Group, Inc.(b)	700,800	2,754,144
Gabriel Resources Ltd. (Canada)(b)	1,691,900	7,069,468
Gold Reserve, Inc.(b)	124,300	136,678

COMMON STOCKS (continued)	Shares	Value (Note 2)

Metals & Mining (continued)
Gold Reserve, Inc.(b)	561,900	$612,471
Goldcorp, Inc.	377,477	14,849,945
Hecla Mining Co.(a)(b)	1,388,500	8,580,930
Highland Gold Mining Ltd. (United Kingdom)(b)	408,300	594,131
Impala Platinum Holdings Ltd. (South Africa), ADR	450,100	12,287,730
Kinross Gold Corp.	791,000	14,554,400
Lihir Gold Ltd. (Papua New Guinea), ADR	421,200	12,294,828
MMX Mineracao e Metalicos SA (Brazil)(b)	779,000	5,525,933
Nevsun Resources Ltd. (Canada)(b)	1,643,700	3,976,250
Newcrest Mining Ltd. (Australia)	474,478	15,028,933
Newmont Mining Corp.	293,900	13,904,409
Northern Dynasty Minerals Ltd.(b)	820,300	6,783,881
Pan American Silver Corp.(b)	386,800	9,209,708
Pan American Silver Corp. (Canada)(b)	120,258	2,881,547
Platmin Ltd. (South Africa), 144A(b)(c)	276,900	349,484
Randgold Resources Ltd. (Jersey Islands), ADR(a)	165,200	13,070,624
Rio Tinto PLC (United Kingdom), ADR	56,000	12,061,840
Seabridge Gold, Inc.(a)(b)	204,900	4,972,923
SEMAFO, Inc. (Canada), 144A(b)(c)	2,385,200	10,103,204
Silver Wheaton Corp.(b)	672,300	10,097,946
Southern Copper Corp.(a)	202,800	6,674,148
Sterlite Industries India Ltd. (India), ADR(a)	919,700	16,756,934
Vale SA (Brazil), ADR(a)	645,700	18,744,671
Western Areas NL (Australia)(b)	590,900	2,641,122

		388,773,672

Oil, Gas & Consumable Fuels — 44.6%
Advantage Oil & Gas Ltd. (Canada)	407,900	2,691,122
Advantage Oil & Gas Ltd. (Canada)	145,300	958,617
Alpha Natural Resources, Inc.(a)(b)	279,600	12,129,048
Anadarko Petroleum Corp.,	241,900	15,099,398
Apache Corp.	206,800	21,335,556
Atlas Energy, Inc.	298,100	8,993,677
BG Group PLC (United Kingdom)	1,057,500	19,094,484
BPI Energy Holdings, Inc.(b)	2,800,000	30,800
Cabot Oil & Gas Corp.	429,800	18,734,982
Cairn Energy PLC (United Kingdom)(b)	3,069,000	16,429,223
Cameco Corp. (Canada)	425,200	13,794,556
Canadian Natural Resources Ltd.	189,700	13,648,915
Cobalt International Energy, Inc.(b)	508,200	7,033,488
Concho Resources, Inc.(b)	410,200	18,417,980
EOG Resources, Inc.,	167,900	16,336,670
Forest Oil Corp.(a)(b)	60,200	1,339,450
Hess Corp.	122,500	7,411,250
Linc Energy Ltd. (Australia), 144A(b)(c)	2,820,000	4,015,587
Newfield Exploration Co.,(b)	300,600	14,497,938
Noble Energy, Inc.	223,200	15,896,304

SEE NOTES TO FINANCIAL STATEMENTS.

A111

NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	309,200	$25,153,420
OGX Petroleo e Gas Participacoes SA (Brazil)	2,021,300	19,853,090
Oil Search Ltd. (Papua New Guinea)	1,737,314	9,525,269
OPTI Canada, Inc. (Canada)(b)	564,348	1,095,402
Pacific Rubiales Energy Corp. (Canada)(b)	1,377,400	20,347,880
Petrohawk Energy Corp.(b)	553,700	13,283,263
Petroleo Brasileiro SA (Brazil), ADR	426,600	20,340,288
Range Resources Corp.	315,450	15,725,182
Reliance Industries Ltd. (India), GDR, 144A	260,000	12,090,000
SandRidge Energy, Inc.(a)(b)	746,100	7,035,723
Sasol Ltd. (South Africa), ADR(a)	407,000	16,255,580
Southwestern Energy Co.(b)	654,600	31,551,720
Suncor Energy, Inc.	298,700	10,547,097
Sunoco, Inc.	339,600	8,863,560
Talisman Energy, Inc.	999,400	18,628,816
Trident Resources Corp. (Canada), Private Placement (original cost $4,402,178; purchased 12/04/03)(b)(c)(d)(e)	412,657	—
Ultra Petroleum Corp.(b)	350,100	17,455,986
UTS Energy Corp. (Canada)(b)	899,600	1,961,168
Whiting Petroleum Corp.(b)	147,500	10,538,875
Woodside Petroleum Ltd. (Australia)	392,569	16,555,434
XTO Energy, Inc.	251,025	11,680,193
Zodiac Exploration Corp. (Canada), Private Placement (original cost $3,757,486; purchased 8/08/08)(b)(c)(d)	8,000,000	6,058,238

		522,435,229

Transportation Infrastructure — 0.9%
LLX Logistica SA (Brazil)(b)	1,801,962	10,464,007

TOTAL COMMON STOCKS (cost $792,811,787)		1,145,981,087

	Principal Amount (000)#
CORPORATE BOND
Oil, Gas & Consumable Fuels
Trident Resources Corp. (Canada), Private Placement, due 8/12/12 (cost $16,937,913; purchased 8/20/07-8/31/09)(b)(c)(d)(e)	CAD 18,026	—

	Units
WARRANTS(b)
Metals & Mining
Crystallex International Corp. Warrant (Canada), Private Placement, expiring 8/11/09 (original cost $0; purchased 2/08/08)(c)(d)	221,350	—

WARRANTS(b) (continued)	Units	Value (Note 2)

Oil, Gas & Consumable Fuels
Trident Resources Corp. (Canada), Private Placement, expiring 1/1/15 (original cost $0; purchased 8/20/07)(c)(d)(e)	1,455,868	$—
Zodiac Exploration Corp. (Canada), Private Placement, expiring 2/10/12 (original cost $0; purchased 8/08/08)(c)(d)	8,000,000	—	(f)

		—

TOTAL WARRANTS (cost $0)		—

TOTAL LONG-TERM INVESTMENTS (cost $809,749,700)		1,145,981,087

	Shares
SHORT-TERM INVESTMENT — 11.0%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $128,426,521; includes $101,825,271 of cash collateral received for securities on loan)(Note 4)(g)(h)	128,426,521	128,426,521

TOTAL INVESTMENTS (i) — 108.7% (cost $938,176,221)		1,274,407,608

LIABILITIES IN EXCESS OF OTHER ASSETS — (8.7)%		(102,267,738)

NET ASSETS — 100.0%		$1,172,139,870

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CAD	Canadian Dollar
GDR	Global Depositary Receipt

#	Principal amount shown in U.S. dollars unless otherwise stated.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $98,567,498; cash collateral of $101,825,271 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Non-income producing security.

(c)	Indicates illiquid securities .

(d)	Indicates a security restricted to resale; The aggregate cost of such securities is $25,097,577. The aggregate value of $6,058,238 is approximately 0.5% of net assets.

(e)	The issuer has filed for bankruptcy, and has defaulted in the payment of interest on the debt instrument. The security has been fair valued at zero.

(f)	Less than $0.50.

(g)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

SEE NOTES TO FINANCIAL STATEMENTS.

A112

NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

(h)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(i)	As of December 31, 2009, 15 securities representing $101,713,266 and 8.7% of the net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,044,267,821	$95,655,028	$6,058,238
Corporate Bond	—	—	—
Warrants	—	—	—	(a)
Affiliated Money Market Mutual Fund	128,426,521	—	—

	1,172,694,342	95,655,028	6,058,238
Other Financial Instruments*	—	—	—

Total	$1,172,694,342	$95,655,028	$6,058,238

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Corporate Bond	Warrants
Balance as of 12/31/08	$4,865,491	$4,671,234	$119
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	1,192,747	(5,371,532)	(119)
Earned amortization/accretion	—	13,722	—
Net purchases (sales)	—	686,576	—
Transfers in and/or out of Level 3	—	—	—

Balance as of 12/31/09	$6,058,238	$—	$—	(a)

(a)	Less than $0.50.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 was as follows:

Oil, Gas & Consumable Fuels	44.6%
Metals & Mining	33.2
Energy Equipment & Services	15.3
Affiliated Money Market Mutual Fund (including 8.7% of collateral received for securities on loan)	11.0
Food Products	1.1
Gas Utilities	1.0
Transportation Infrastructure	0.9
Independent Power Producers & Energy Traders	0.6
Chemicals	0.5
Electrical Equipment	0.5

108.7
Liabilities in excess of other assets	(8.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A113

NATURAL RESOURCES PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative Instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$—	*	—	$—

*	Less than $0.50.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

For the year ended December 31, 2009, the Portfolio did not have any realized gain or (loss) on derivatives recognized in income.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants
Equity contracts	$(119)

SEE NOTES TO FINANCIAL STATEMENTS.

A114

NATURAL RESOURCES PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments, at value, including securities on loan of $98,567,498:
Unaffiliated investments (cost $809,749,700)	$1,145,981,087
Affiliated investments (cost $128,426,521)	128,426,521
Cash	112,000
Receivable for investments sold	7,497,275
Dividends and interest receivable	443,812
Foreign tax reclaim receivable	70,516
Receivable for Series shares sold	34,557
Prepaid expenses	10,753

Total Assets	1,282,576,521

LIABILITIES
Collateral for securities on loan	101,825,271
Payable for investments purchased	7,476,451
Management fee payable	439,712
Accrued expenses and other liabilities	362,479
Payable for Series shares repurchased	285,375
Distribution fee payable	19,161
Payable to custodian	16,111
Administration fee payable	11,496
Affiliated transfer agent fee payable	595

Total Liabilities	110,436,651

NET ASSETS	$1,172,139,870

Net assets were comprised of:
Paid-in capital	$920,408,938
Retained earnings	251,730,932

Net assets, December 31, 2009	$1,172,139,870

Class I:
Net asset value and redemption price per share, $1,079,560,810 / 29,060,859 outstanding shares of beneficial interest	$37.15

Class II:
Net asset value and redemption price per share, $92,579,060 / 2,510,505 outstanding shares of beneficial interest	$36.88

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $110,891)	$8,406,237
Affiliated income from securities loaned, net	688,293
Interest	686,300
Affiliated dividend income	41,755

9,822,585

EXPENSES
Management fee	4,251,565
Distribution fee—Class II	162,712
Administration fee—Class II	97,629
Shareholders’ reports	358,000
Custodian’s fees and expenses	245,000
Transfer agent’s fee and expenses (including affiliated expense of $3,600) (Note 4)	60,000
Insurance expenses	30,000
Trustees’ fees	18,000
Audit fee	17,000
Legal fees and expenses	16,000
Commitment fee on syndicated credit agreement	8,000
Loan interest expense (Note 8)	4,458
Miscellaneous	14,739

Total expenses	5,283,103

NET INVESTMENT INCOME	4,539,482

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(66,424,054)
Foreign currency transactions	(286,297)

(66,710,351)

Net change in unrealized appreciation (depreciation) on:
Investments	594,997,750
Foreign currencies	556

594,998,306

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	528,287,955

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$532,827,437

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,539,482	$6,543,833
Net realized gain (loss) on investments and foreign currency transactions	(66,710,351)	112,828,745
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	594,998,306	(971,071,300)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	532,827,437	(851,698,722)

DISTRIBUTIONS:
Class I	(111,232,160)	(195,367,433)
Class II	(8,100,142)	(8,068,760)

TOTAL DISTRIBUTIONS	(119,332,302)	(203,436,193)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold	70,044,110	121,940,234
Series shares issued in reinvestment of dividends and distributions	119,332,302	203,436,193
Series shares repurchased	(150,451,214)	(268,319,139)

NET INCREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	38,925,198	57,057,288

TOTAL INCREASE (DECREASE) IN NET ASSETS	452,420,333	(998,077,627)
NET ASSETS:
Beginning of year	719,719,537	1,717,797,164

End of year	$1,172,139,870	$719,719,537

SEE NOTES TO FINANCIAL STATEMENTS.

A115

SMALL CAPITALIZATION STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 99.9%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 2.8%
AAR Corp.(a)(b)	47,639	$1,094,744
Aerovironment, Inc.(a)(b)	18,200	529,256
American Science & Engineering, Inc.	10,875	824,760
Applied Signal Technology, Inc.	16,072	310,029
Ceradyne, Inc.(b)	31,440	603,963
Cubic Corp.	18,997	708,588
Curtiss-Wright Corp.	55,851	1,749,253
Esterline Technologies Corp.(b)	36,374	1,482,968
GenCorp, Inc.(b)	62,195	435,365
Moog, Inc. (Class A Stock)(b)	55,471	1,621,417
Orbital Sciences Corp.(b)	69,470	1,060,112
Stanley, Inc.(b)	19,680	539,429
Teledyne Technologies, Inc.(b)	44,049	1,689,720
Triumph Group, Inc.	20,424	985,458

		13,635,062

Air Freight & Logistics — 0.4%
Forward Air Corp.	35,472	888,574
HUB Group, Inc. (Class A Stock)(a)(b)	46,330	1,243,034

		2,131,608

Airlines — 0.4%
Allegiant Travel Co.(b)	18,600	877,362
SkyWest, Inc.	67,965	1,149,968

		2,027,330

Auto Components — 0.3%
Drew Industries, Inc.(b)	23,012	475,198
Spartan Motors, Inc.	40,216	226,416
Standard Motor Products, Inc.(b)	22,334	190,286
Superior Industries International, Inc.	28,318	433,265

		1,325,165

Automobiles — 0.1%
Winnebago Industries(a)(b)	35,535	433,527

Beverages — 0.1%
Boston Beer Co., Inc. (Class A Stock)(b)	12,450	580,170

Biotechnology — 1.1%
ArQule, Inc.(b)	34,416	126,995
Cubist Pharmaceuticals, Inc.(a)(b)	70,838	1,343,797
Emergent Biosolutions, Inc.(b)	20,300	275,877
Martek Biosciences Corp.(a)(b)	40,624	769,418
Regeneron Pharmaceuticals, Inc.(b)	77,771	1,880,503
Savient Pharmaceuticals, Inc.(a)(b)	81,429	1,108,249

		5,504,839

Building Products — 1.0%
AAON, Inc.	15,400	300,146
Apogee Enterprises, Inc.(a)	34,152	478,128
Gibraltar Industries, Inc.(b)	36,809	579,005
Griffon Corp.(b)	53,902	658,682
NCI Building Systems, Inc.(a)(b)	110,264	199,578
Quanex Building Products Corp.	45,999	780,603
Simpson Manufacturing Co., Inc.	47,031	1,264,664
Universal Forest Products, Inc.	23,711	872,802

		5,133,608

COMMON STOCKS (continued)	Shares	Value (Note 2)

Capital Markets — 1.6%
Greenhill & Co., Inc.(a)	25,098	$2,013,863
Investment Technology Group, Inc.(b)	53,480	1,053,556
LaBranche & Co., Inc.(b)	64,637	183,569
optionsXpress Holdings, Inc.	52,219	806,784
Piper Jaffray Cos.(b)	19,549	989,375
Stifel Financial Corp.(a)(b)	37,145	2,200,470
SWS Group, Inc.	34,271	414,679
TradeStation Group, Inc.(b)	40,419	318,906

		7,981,202

Chemicals — 2.0%
A. Schulman, Inc.	31,897	643,681
American Vanguard Corp.	25,211	209,251
Arch Chemicals, Inc.	30,603	945,021
Balchem Corp.	22,816	764,564
Calgon Carbon Corp.(a)(b)	68,428	951,149
HB Fuller Co.	59,499	1,353,602
NewMarket Corp.	14,345	1,646,376
OM Group, Inc.(b)	37,357	1,172,636
Penford Corp.	13,816	120,061
PolyOne Corp.(b)	113,119	844,999
Quaker Chemical Corp.	13,504	278,723
Stepan Co.	9,406	609,603
Zep, Inc.	26,408	457,387

		9,997,053

Commercial Banks — 6.0%
Bank of The Ozarks, Inc.	15,932	466,330
Boston Private Financial Holdings, Inc.	79,318	457,665
City Holding Co.	19,500	630,435
Columbia Banking System, Inc.	34,378	556,236
Community Bank System, Inc.	40,054	773,443
East West Bancorp, Inc.(a)	112,166	1,772,223
First Bancorp (Puerto Rico)	92,774	213,380
First Commonwealth Financial Corp.	92,531	430,269
First Financial Bancorp	54,096	787,638
First Financial Bankshares, Inc.	25,504	1,383,082
First Midwest Bancorp, Inc.	66,967	729,271
Glacier Bancorp, Inc.	75,293	1,033,020
Hancock Holding Co.	34,752	1,521,790
Hanmi Financial Corp.(b)	62,616	75,139
Home Bancshares, Inc.	23,882	574,840
Independent Bank Corp./Rockland MA	25,555	533,844
Nara Bancorp, Inc.(b)	39,610	449,177
National Penn Bancshares, Inc.	153,756	890,247
NBT Bancorp, Inc.	42,033	856,212
Old National Bancorp	106,601	1,325,050
Pinnacle Financial Partners, Inc.(a)(b)	40,223	571,971
PrivateBancorp, Inc.(a)	71,570	641,983
Prosperity Bancshares, Inc.	56,763	2,297,199
S&T Bancorp, Inc.(a)	29,490	501,625
Signature Bank(a)(b)	49,702	1,585,494
Simmons First National Corp. (Class A Stock)	18,397	511,436
South Financial Group, Inc. (The)(a)	263,483	169,867
Sterling Bancorp	22,056	157,480
Sterling Bancshares, Inc.	99,954	512,764
Susquehanna Bancshares, Inc.(a)	105,594	621,949

SEE NOTES TO FINANCIAL STATEMENTS.

A116

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks (continued)
Tompkins Financial Corp.	8,632	$349,596
UMB Financial Corp.	36,599	1,440,171
Umpqua Holdings Corp.	106,101	1,422,814
United Bankshares, Inc.(a)	46,773	934,057
United Community Banks, Inc.(b)	101,036	342,512
Whitney Holding Corp.(a)	117,938	1,074,415
Wilshire Bancorp, Inc.	23,683	193,964
Wintrust Financial Corp.(a)	29,555	909,998

		29,698,586

Commercial Services & Supplies — 2.5%
ABM Industries, Inc.	56,728	1,172,000
ATC Technology Corp.(b)	24,424	582,512
Bowne & Co., Inc.	48,961	327,060
Consolidated Graphics, Inc.(b)	13,671	478,758
G&K Services, Inc. (Class A Stock)	22,800	572,964
Geo Group, Inc. (The)(b)	62,875	1,375,705
Healthcare Services Group, Inc.	53,172	1,141,071
Interface, Inc. (Class A Stock)	68,810	571,811
Mobile Mini, Inc.(a)(b)	43,439	612,056
Standard Register Co. (The)	15,467	78,882
Sykes Enterprises, Inc.(b)	43,038	1,096,178
Tetra Tech, Inc.(b)	74,940	2,036,120
United Stationers, Inc.(b)	29,251	1,662,919
Viad Corp.	25,097	517,751

		12,225,787

Communications Equipment — 2.1%
Arris Group, Inc.(b)	153,306	1,752,288
Bel Fuse, Inc. (Class B Stock)	14,187	304,879
Black Box Corp.	21,521	609,905
Blue Coat Systems, Inc.(a)(b)	49,695	1,418,295
Comtech Telecommunications Corp.(a)(b)	34,589	1,212,344
Digi International, Inc.(b)	30,133	274,813
EMS Technologies, Inc.(b)	18,586	269,497
Harmonic, Inc.(b)	117,552	744,104
NETGEAR, Inc.(b)	42,374	919,092
Network Equipment Technologies, Inc.(b)	36,362	147,266
PC-Tel, Inc.(b)	22,794	134,941
Symmetricom, Inc.(b)	53,457	277,976
Tekelec(a)(b)	82,325	1,257,926
Tollgrade Communications, Inc.(b)	15,437	94,320
ViaSat, Inc.(a)(b)	34,351	1,091,675

		10,509,321

Computers & Peripherals — 1.0%
Adaptec, Inc.(b)	147,290	493,421
Avid Technology, Inc.(b)	34,838	444,533
Compellent Technologies, Inc.(b)	27,800	630,504
Hutchinson Technology, Inc.(b)	28,545	292,872
Intermec, Inc.(b)	60,858	782,634
Intevac, Inc.(b)	26,980	309,461
Novatel Wireless, Inc.(a)(b)	37,736	300,756
Stratasys, Inc.(a)(b)	24,722	427,196
Synaptics, Inc.(a)(b)	41,648	1,276,511

		4,957,888

COMMON STOCKS (continued)	Shares	Value (Note 2)

Construction & Engineering — 0.9%
Comfort Systems USA, Inc.	46,718	$576,500
Dycom Industries, Inc.(b)	47,700	383,031
EMCOR Group, Inc.(b)	80,641	2,169,243
Insituform Technologies, Inc. (Class A Stock)(b)	47,578	1,080,972

		4,209,746

Construction Materials — 0.6%
Eagle Materials, Inc.	53,610	1,396,541
Headwaters, Inc.(b)	73,668	480,315
Texas Industries, Inc.(a)	33,968	1,188,540

		3,065,396

Consumer Finance — 0.8%
Cash America International, Inc.	35,885	1,254,539
Ezcorp, Inc. (Class A Stock)(b)	59,500	1,023,995
First Cash Financial Services(a)(b)	32,488	720,909
Rewards Network, Inc.	10,665	134,806
World Acceptance Corp.(a)(b)	19,866	711,799

		3,846,048

Containers & Packaging — 0.5%
Myers Industries, Inc.	34,427	313,286
Rock-Tenn Co. (Class A Stock)	47,410	2,389,938

		2,703,224

Distributors
Audiovox Corp.(b)	22,649	160,581

Diversified Consumer Services — 1.1%
American Public Education, Inc.(b)	22,272	765,266
Capella Education Co.(a)(b)	17,818	1,341,696
Coinstar, Inc.(a)(b)	38,018	1,056,140
Hillenbrand, Inc.	75,704	1,426,263
Pre-Paid Legal Services, Inc.(a)(b)	8,980	368,898
Universal Technical Institute, Inc.(b)	24,765	500,253

		5,458,516

Diversified Financial Services — 0.4%
Financial Federal Corp.	31,971	879,202
Portfolio Recovery Associates, Inc.(a)(b)	18,970	851,374

		1,730,576

Diversified Telecommunication Services — 0.5%
Cbeyond, Inc.(a)(b)	31,492	495,999
General Communication, Inc. (Class A Stock)(b)	54,521	347,844
Iowa Telecommunications Services, Inc.	40,086	671,841
Neutral Tandem, Inc.(a)(b)	41,082	934,616

		2,450,300

Electric Utilities — 1.0%
ALLETE, Inc.	36,258	1,184,911
Central Vermont Public Service Corp.	14,286	297,149
El Paso Electric Co.(b)	54,107	1,097,290
UIL Holdings Corp.	36,642	1,028,907
Unisource Energy Corp.	43,767	1,408,860

		5,017,117

SEE NOTES TO FINANCIAL STATEMENTS.

A117

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electrical Equipment — 2.0%
A.O. Smith Corp.	27,883	$1,209,843
Acuity Brands, Inc.(a)	53,016	1,889,490
AZZ, Inc.(b)	15,092	493,508
Baldor Electric Co.	51,299	1,440,989
Belden, Inc.	57,123	1,252,136
Brady Corp. (Class A Stock)	64,095	1,923,491
Encore Wire Corp.	23,100	486,717
II-VI, Inc.(b)	30,364	965,575
Magnetek, Inc.(b)	37,868	58,317
Vicor Corp.(b)	23,915	222,410

		9,942,476

Electronic Equipment & Instruments — 3.4%
Agilysys, Inc.	24,459	222,577
Anixter International, Inc.(a)(b)	35,335	1,664,279
Benchmark Electronics, Inc.(b)	78,728	1,488,746
Brightpoint, Inc.(b)	81,066	595,835
Checkpoint Systems, Inc.(a)(b)	47,650	726,662
Cognex Corp.	48,502	859,455
CTS Corp.	41,438	398,634
Daktronics, Inc.(a)	42,075	387,511
DTS, Inc.(a)(b)	21,432	733,189
Electro Scientific Industries, Inc.(b)	33,507	362,546
FARO Technologies, Inc.(b)	19,718	422,754
Gerber Scientific, Inc.(b)	30,780	155,439
Insight Enterprises, Inc.(b)	56,078	640,411
Keithley Instruments, Inc.	16,491	76,683
Littelfuse, Inc.(b)	26,650	856,798
LoJack Corp.(b)	22,160	89,526
Mercury Computer Systems, Inc.(b)	28,751	316,549
Methode Electronics, Inc.	45,899	398,403
MTS Systems Corp.	20,351	584,888
Newport Corp.(b)	44,323	407,328
Park Electrochemical Corp.	25,160	695,422
Plexus Corp.(b)	48,388	1,379,058
RadiSys Corp.(b)	29,059	277,513
Rogers Corp.(b)	19,258	583,710
Scansource, Inc.(b)	32,474	867,056
SYNNEX Corp.(b)	25,271	774,809
Technitrol, Inc.	50,289	220,266
TTM Technologies, Inc.(b)	52,732	608,000

		16,794,047

Energy Equipment & Services — 3.2%
Basic Energy Services, Inc.(b)	27,563	245,311
Bristow Group, Inc.(b)	43,917	1,688,609
CARBO Ceramics, Inc.(a)	23,455	1,598,927
Dril-Quip, Inc.(b)	36,713	2,073,550
Gulf Island Fabrication, Inc.	17,436	366,679
Hornbeck Offshore Services, Inc.(b)	28,115	654,517
ION Geophysical Corp.(b)	144,895	857,778
Lufkin Industries, Inc.	18,198	1,332,094
Matrix Service Co.(b)	32,007	340,875
Oil States International, Inc.(b)	60,878	2,391,897
Pioneer Drilling Co.(b)	66,155	522,625
SEACOR Holdings, Inc.(a)(b)	24,838	1,893,897
Seahawk Drilling, Inc.(b)	14,200	320,068

COMMON STOCKS (continued)	Shares	Value (Note 2)

Energy Equipment & Services (continued)
Superior Well Services, Inc.(b)	22,458	$320,251
Tetra Technologies, Inc.(b)	92,238	1,021,997

		15,629,075

Food & Staples Retailing — 1.1%
Andersons, Inc. (The)	22,346	576,974
Casey’s General Stores, Inc.	62,332	1,989,637
Great Atlantic & Pacific Tea Co.(a)(b)	35,547	419,099
Nash Finch Co.	15,753	584,279
Spartan Stores, Inc.	27,406	391,632
United Natural Foods, Inc.(a)(b)	52,854	1,413,316

		5,374,937

Food Products — 1.5%
Calavo Growers, Inc.(a)	14,300	243,100
Cal-Maine Foods, Inc.(a)	15,416	525,377
Darling International, Inc.(b)	100,592	842,961
Diamond Foods, Inc.	20,389	724,625
Hain Celestial Group, Inc. (The)(b)	49,803	847,149
J&J Snack Foods Corp.	17,346	693,146
Lance, Inc.	39,271	1,032,827
Sanderson Farms, Inc.	21,359	900,496
TreeHouse Foods, Inc.(b)	39,103	1,519,543

		7,329,224

Gas Utilities — 2.0%
Laclede Group, Inc. (The)	27,118	915,775
New Jersey Resources Corp.	50,932	1,904,857
Northwest Natural Gas Co.	32,441	1,461,143
Piedmont Natural Gas Co., Inc.	89,472	2,393,376
South Jersey Industries, Inc.	36,457	1,391,928
Southwest Gas Corp.	55,050	1,570,576

		9,637,655

Healthcare Equipment & Supplies — 4.1%
Abaxis, Inc.(b)	26,951	688,598
Align Technology, Inc.(a)(b)	81,784	1,457,391
American Medical Systems Holdings, Inc.(a)(b)	91,064	1,756,625
Analogic Corp.	15,748	606,456
Cantel Medical Corp.(b)	15,700	316,826
CONMED Corp.(b)	35,610	811,908
Cooper Cos., Inc. (The)(a)	55,336	2,109,408
CryoLife, Inc.(b)	34,750	223,095
Cyberonics, Inc.(a)(b)	29,237	597,604
Greatbatch, Inc.(b)	28,392	545,978
Haemonetics Corp.(b)	31,357	1,729,339
ICU Medical, Inc.(b)	15,620	569,193
Integra Lifesciences Holdings Corp.(a)(b)	25,121	923,950
Invacare Corp.	39,516	985,529
Kensey Nash Corp.(b)	13,580	346,290
Meridian Bioscience, Inc.	49,620	1,069,311
Merit Medical Systems, Inc.(b)	34,331	662,245
Natus Medical, Inc.(b)	34,661	512,636
Neogen Corp.(b)	27,193	642,027
Osteotech, Inc.(b)	22,022	70,470
Palomar Medical Technologies, Inc.(b)	22,015	221,911
SurModics, Inc.(a)(b)	21,329	483,315

SEE NOTES TO FINANCIAL STATEMENTS.

A118

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Equipment & Supplies (continued)
Symmetry Medical, Inc.(b)	43,749	$352,617
Theragenics Corp.(b)	40,912	54,822
West Pharmaceutical Services, Inc.(a)	40,375	1,582,700
Zoll Medical Corp.(b)	25,816	689,804

		20,010,048

Healthcare Providers & Services — 6.0%
Air Methods Corp.(b)	13,313	447,583
Almost Family, Inc.(b)	9,965	393,916
Amedisys, Inc.(a)(b)	34,228	1,662,112
AMERIGROUP Corp.(b)	62,554	1,686,456
AMN Healthcare Services, Inc.(b)	39,873	361,249
AmSurg Corp.(b)	37,525	826,301
Bio-Reference Labs, Inc.(a)(b)	14,605	572,370
Catalyst Health Solutions, Inc.(b)	47,046	1,715,768
Centene Corp.(b)	52,611	1,113,775
Chemed Corp.	27,667	1,327,186
Corvel Corp.(b)	8,866	297,366
Cross Country Healthcare, Inc.(b)	37,668	373,290
Genoptix, Inc.(b)	20,968	744,993
Gentiva Health Services, Inc.(a)(b)	35,814	967,336
Hanger Orthopedic Group, Inc.(b)	38,723	535,539
Healthspring, Inc.(b)	59,883	1,054,540
Healthways, Inc.(b)	41,334	758,066
HMS Holdings Corp.(b)	31,451	1,531,349
nventive Health, Inc.(b)	41,064	664,005
IPC The Hospitalist Co., Inc.(b)	16,640	553,280
Landauer, Inc.	11,500	706,100
LCA-Vision, Inc.(b)	22,769	116,577
LHC Group, Inc.(b)	18,526	622,659
Magellan Health Services, Inc.(b)	42,984	1,750,738
Medcath Corp.(b)	21,555	170,500
Mednax, Inc.(b)	56,986	3,425,428
Molina Healthcare, Inc.(a)(b)	16,220	370,951
MWI Veterinary Supply, Inc.(b)	14,963	564,105
Odyssey HealthCare, Inc.(a)(b)	40,462	630,398
PharMerica Corp.(b)	37,446	594,642
PSS World Medical, Inc.(a)(b)	72,960	1,646,707
RehabCare Group, Inc.(b)	30,158	917,708
Res-Care, Inc.(b)	31,290	350,448

		29,453,441

Healthcare Technology — 0.9%
Computer Programs & Systems, Inc.	11,945	550,067
Eclipsys Corp.(b)	69,632	1,289,585
Omnicell, Inc.(b)	38,952	455,349
Phase Forward, Inc.(b)	52,891	811,877
Quality Systems, Inc.(a)	23,193	1,456,288

		4,563,166

Hotels, Restaurants & Leisure — 2.9%
BJ’s Restaurants, Inc.(a)(b)	25,900	487,438
Buffalo Wild Wings, Inc.(a)(b)	22,106	890,209
California Pizza Kitchen, Inc.(b)	29,578	397,824
CEC Entertainment, Inc.(a)(b)	27,856	889,164
CKE Restaurants, Inc.	67,422	570,390
Cracker Barrel Old Country Store, Inc.	28,001	1,063,758
DineEquity, Inc.(b)	18,538	450,288

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hotels, Restaurants & Leisure (continued)
Interval Leisure Group, Inc.(b)	48,323	$602,588
Jack In The Box, Inc.(a)(b)	70,087	1,378,611
Landry’s Restaurants, Inc.(a)(b)	9,829	209,259
Marcus Corp.	25,506	326,987
Monarch Casino & Resort, Inc.(b)	13,739	111,286
Multimedia Games, Inc.(b)	33,284	200,037
O’Charleys, Inc.(b)	22,855	149,700
Papa John’s International, Inc.(b)	26,898	628,337
Peet’s Coffee & Tea, Inc.(b)	15,919	530,580
PF Chang’s China Bistro, Inc.(a)(b)	28,304	1,073,005
Pinnacle Entertainment, Inc.(b)	73,445	659,536
Red Robin Gourmet Burgers, Inc.(a)(b)	18,988	339,885
Ruby Tuesday, Inc.(b)	78,803	567,382
Ruth’s Hospitality Group, Inc.(b)	24,480	51,163
Shuffle Master, Inc.(b)	65,533	539,992
Sonic Corp.(b)	74,643	751,655
Steak N Shake Co. (The)(b)	1,496	484,884
Texas Roadhouse, Inc.(a)(b)	62,726	704,413

		14,058,371

Household Durables — 1.0%
Blyth, Inc.	7,300	246,156
Ethan Allen Interiors, Inc.	31,748	426,058
Helen of Troy Ltd.(b)	36,851	901,376
Kid Brands, Inc.(b)	20,677	90,565
La-Z-Boy, Inc.(b)	63,032	600,695
M/I Homes, Inc.(b)	22,610	234,918
Meritage Homes Corp.(b)	38,854	751,048
National Presto Industries, Inc.	5,935	648,280
Skyline Corp.	8,296	152,646
Standard Pacific Corp.(b)	119,009	445,094
Universal Electronics, Inc.(b)	16,770	389,399

		4,886,235

Household Products — 0.3%
Central Garden and Pet Co. (Class A Stock)(b)	83,142	826,432
WD-40 Co.	20,231	654,675

		1,481,107

Industrial Conglomerates — 0.1%
Standex International Corp.	15,203	305,429
Tredegar Corp.	26,493	419,119

		724,548

Insurance — 2.8%
American Physicians Capital, Inc.	10,870	329,578
AMERISAFE, Inc.(b)	23,075	414,658
Delphi Financial Group, Inc.	57,991	1,297,259
eHealth, Inc.(b)	28,515	468,501
Employers Holdings, Inc.	53,831	825,768
Infinity Property & Casualty Corp.	16,641	676,290
National Financial Partners Corp.(b)	50,536	408,836
Navigators Group, Inc.(b)	16,474	776,090
Presidential Life Corp.	25,283	231,339
ProAssurance Corp.(b)	39,719	2,133,308
RLI Corp.	21,738	1,157,549
Safety Insurance Group, Inc.	18,412	667,067

SEE NOTES TO FINANCIAL STATEMENTS.

A119

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance (continued)
Selective Insurance Group	64,940	$1,068,263
Stewart Information Services Corp.	22,227	250,721
Tower Group, Inc.	54,934	1,286,005
United Fire & Casualty Co.	27,314	497,934
Zenith National Insurance Corp.	45,732	1,360,984

		13,850,150

Internet & Catalog Retail — 0.9%
Blue Nile, Inc.(a)(b)	17,801	1,127,337
HSN, Inc.(b)	48,347	976,126
NutriSystem, Inc.(a)	37,888	1,180,969
PetMed Express, Inc.(a)	27,895	491,789
Stamps.com, Inc.(b)	14,199	127,791
Ticketmaster Entertainment, Inc.(b)	46,327	566,116

		4,470,128

Internet Software & Services — 0.9%
comScore, Inc.(b)	29,616	519,761
DealerTrack Holdings, Inc.(a)(b)	49,438	928,940
Infospace, Inc.(b)	43,272	370,841
j2 Global Communications, Inc.(b)	55,248	1,124,297
Knot, Inc. (The)(b)	36,697	369,539
Perficient, Inc.(b)	37,474	315,906
United Online, Inc.	103,403	743,467

		4,372,751

IT Services — 1.9%
CACI International, Inc. (Class A Stock)(a)(b)	36,823	1,798,804
Ciber, Inc.(b)	85,015	293,302
CSG Systems International, Inc.(b)	42,961	820,125
Cybersource Corp.(a)(b)	85,590	1,721,215
Forrester Research, Inc.(b)	18,182	471,823
Heartland Payment Systems, Inc.	45,831	601,761
Integral Systems, Inc.(b)	21,129	182,977
MAXIMUS, Inc.	21,587	1,079,350
StarTek, Inc.(b)	14,514	108,565
TeleTech Holdings, Inc.(b)	39,601	793,208
Wright Express Corp.(b)	46,691	1,487,575

		9,358,705

Leisure Equipment & Products — 1.2%
Arctic Cat, Inc.(b)	14,872	136,228
Brunswick Corp.	107,976	1,372,375
Callaway Golf Co.	78,800	594,152
Jakks Pacific, Inc.(b)	34,097	413,256
Nautilus, Inc.(b)	25,162	51,079
Polaris Industries, Inc.(a)	39,977	1,744,196
Pool Corp.(a)	59,918	1,143,235
RC2 Corp.(b)	26,167	385,963
Sturm Ruger & Co., Inc.(a)	23,254	225,564

		6,066,048

Life Sciences Tools & Services — 0.8%
Cambrex Corp.(b)	35,811	199,825
Dionex Corp.(b)	21,714	1,604,013
Enzo Biochem, Inc.(b)	40,871	219,886
eResearchTechnology, Inc.(b)	51,562	309,888

COMMON STOCKS (continued)	Shares	Value (Note 2)

Life Sciences Tools & Services (continued)
Kendle International, Inc.(b)	18,132	$331,997
Parexel International Corp.(b)	71,115	1,002,722

		3,668,331

Machinery — 4.2%
Actuant Corp. (Class A Stock)	82,985	1,537,712
Albany International Corp.	33,531	753,106
Astec Industries, Inc.(a)(b)	24,236	652,918
Badger Meter, Inc.	18,332	729,980
Barnes Group, Inc.	52,817	892,607
Briggs & Stratton Corp.	61,124	1,143,630
Cascade Corp.	11,211	308,190
CIRCOR International, Inc.	20,807	523,920
CLARCOR, Inc.	61,547	1,996,585
EnPro Industries, Inc.(b)	24,417	644,853
ESCO Technologies, Inc.	32,403	1,161,648
Gardner Denver, Inc.	63,714	2,711,031
John Bean Technologies Corp.	33,742	573,952
Kaydon Corp.	40,695	1,455,253
Lindsay Corp.	15,192	605,401
Lydall, Inc.(b)	20,523	106,925
Mueller Industries, Inc.	46,011	1,142,913
Robbins & Myers, Inc.	40,184	945,128
Toro Co.	41,930	1,753,093
Watts Water Technologies, Inc. (Class A Stock)	35,944	1,111,389

		20,750,234

Media — 0.4%
Arbitron, Inc.	32,481	760,705
E.W. Scripps Co. (Class A Stock)(b)	35,350	246,036
Live Nation, Inc.(b)	102,328	870,811

		1,877,552

Metals & Mining — 0.8%
A.M. Castle & Co.	20,422	279,577
Amcol International Corp.	30,437	865,020
Brush Engineered Materials, Inc.(b)	24,699	457,919
Century Aluminum Co.(b)	70,145	1,135,648
Olympic Steel, Inc.	11,045	359,846
RTI International Metals, Inc.(b)	36,701	923,764

		4,021,774

Multiline Retail — 0.1%
Fred’s, Inc. (Class A Stock)	48,918	498,963
Tuesday Morning Corp.(b)	38,205	98,569

		597,532

Multi-Utilities — 0.5%
Avista Corp.	67,012	1,446,789
CH Energy Group, Inc.	19,334	822,082

		2,268,871

Oil, Gas & Consumable Fuels — 2.0%
Holly Corp.	50,450	1,293,033
Penn Virginia Corp.	55,536	1,182,361
Petroleum Development Corp.(b)	23,493	427,808
Petroquest Energy, Inc.(a)(b)	64,352	394,478
St. Mary Land & Exploration Co.	76,492	2,619,086
Stone Energy Corp.(a)(b)	51,281	925,622

SEE NOTES TO FINANCIAL STATEMENTS.

A120

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
Swift Energy Co.(b)	45,764	$1,096,505
World Fuel Services Corp.	72,735	1,948,571

		9,887,464

Paper & Forest Products — 0.9%
Buckeye Technologies, Inc.(b)	47,310	461,746
Clearwater Paper Corp.(b)	13,906	764,413
Deltic Timber Corp.	13,106	605,235
Neenah Paper, Inc.	17,909	249,831
Schweitzer-Mauduit International, Inc.	21,690	1,525,891
Wausau Paper Corp.	59,819	693,900

		4,301,016

Personal Products — 0.5%
Chattem, Inc.(b)	23,287	2,172,677
Mannatech, Inc.	19,068	59,492

		2,232,169

Pharmaceuticals — 0.7%
Par Pharmaceutical Cos., Inc.(b)	42,592	1,152,540
Salix Pharmaceuticals Ltd.(b)	67,926	1,725,320
ViroPharma, Inc.(a)(b)	94,653	794,139

		3,671,999

Professional Services — 0.9%
Administaff, Inc.	27,305	644,125
CDI Corp.	15,511	200,867
Exponent, Inc.(b)	16,813	468,074
Heidrick & Struggles International, Inc.	20,853	651,448
Kelly Services, Inc. (Class A Stock)(b)	32,400	386,532
On Assignment, Inc.(b)	44,104	315,343
School Specialty, Inc.(b)	19,635	459,263
Spherion Corp.(b)	62,195	349,536
TrueBlue, Inc.(b)	53,575	793,446
Volt Information Sciences, Inc.(b)	14,698	146,980

		4,415,614

Real Estate Investment Trusts — 6.4%
Acadia Realty Trust(a)	48,625	820,304
BioMed Realty Trust, Inc.(a)	120,127	1,895,604
Cedar Shopping Centers, Inc.	55,275	375,870
Colonial Properties Trust(a)	81,099	951,291
Diamondrock Hospitality Co.	144,584	1,224,627
EastGroup Properties, Inc.	32,026	1,225,955
Entertainment Properties Trust	51,463	1,815,100
Extra Space Storage, Inc.	105,694	1,220,766
Franklin Street Properties Corp.	82,814	1,209,913
Healthcare Realty Trust, Inc.(a)	72,652	1,559,112
Home Properties, Inc.(a)	41,070	1,959,450
Inland Real Estate Corp.	86,701	706,613
Kilroy Realty Corp.(a)	52,792	1,619,131
Kite Realty Group Trust	77,027	313,500
LaSalle Hotel Properties	77,697	1,649,507
Lexington Realty Trust(a)	125,106	760,644
LTC Properties, Inc.	28,359	758,603
Medical Properties Trust, Inc.(a)	98,043	980,430
Mid-America Apartment Communities, Inc.(a)	35,300	1,704,284
National Retail Properties, Inc.(a)	100,829	2,139,591

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (continued)
Parkway Properties, Inc.	26,464	$550,980
Pennsylvania Real Estate Investment Trust(a)	48,482	410,158
Post Properties, Inc.(a)	59,217	1,160,653
PS Business Parks, Inc.	22,135	1,107,857
Sovran Self Storage, Inc.	33,637	1,201,850
Tanger Factory Outlet Centers	49,261	1,920,686
Urstadt Biddle Properties, Inc. (Class A Stock)	26,140	399,158

		31,641,637

Real Estate Management & Development — 0.2%
Forestar Group, Inc.(a)(b)	43,892	964,746

Road & Rail — 0.9%
Arkansas Best Corp.	30,943	910,652
Heartland Express, Inc.	64,356	982,716
Knight Transportation, Inc.(a)	71,309	1,375,551
Old Dominion Freight Line, Inc.(b)	34,246	1,051,352

		4,320,271

Semiconductors & Semiconductor Equipment — 5.3%
Actel Corp.(b)	31,956	379,637
Advanced Energy Industries, Inc.(b)	40,564	611,705
ATMI, Inc.(b)	38,346	714,002
Brooks Automation, Inc.(b)	78,702	675,263
Cabot Microelectronics Corp.(b)	28,717	946,512
Cohu, Inc.	28,622	399,277
Cymer, Inc.(a)(b)	35,316	1,355,428
Cypress Semiconductor Corp.(a)(b)	190,428	2,010,920
Diodes, Inc.(a)(b)	42,720	873,624
DSP Group, Inc.(b)	27,991	157,589
Exar Corp.(b)	53,326	379,148
FEI Co.(a)(b)	46,075	1,076,312
Hittite Microwave Corp.(b)	26,228	1,068,791
Kopin Corp.(b)	81,023	338,676
Kulicke & Soffa Industries, Inc.(b)	84,721	456,646
Micrel, Inc.	52,589	431,230
Microsemi Corp.(b)	100,148	1,777,627
MKS Instruments, Inc.(b)	60,529	1,053,810
Pericom Semiconductor Corp.(b)	31,188	359,598
Rudolph Technologies, Inc.(b)	37,815	254,117
Sigma Designs, Inc.(a)(b)	32,700	349,890
Skyworks Solutions, Inc.(a)(b)	213,337	3,027,252
Standard Microsystems Corp.(b)	27,190	565,008
Supertex, Inc.(b)	15,777	470,155
TriQuint Semiconductor, Inc.(b)	186,109	1,116,654
Ultratech, Inc.(b)	28,900	429,454
Varian Semiconductor Equipment Associates, Inc.(b)	90,016	3,229,774
Veeco Instruments, Inc.(a)(b)	47,190	1,559,158

		26,067,257

Software — 3.1%
Blackbaud, Inc.	54,041	1,276,989
CommVault Systems, Inc.(b)	51,508	1,220,225
Concur Technologies, Inc.(a)(b)	52,189	2,231,080
Ebix, Inc.(a)(b)	12,318	601,488
Epicor Software Corp.(b)	56,296	428,975

SEE NOTES TO FINANCIAL STATEMENTS.

A121

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Software (continued)
EPIQ Systems, Inc.(b)	39,767	$556,340
JDA Software Group, Inc.(b)	37,135	945,828
Manhattan Associates, Inc.(b)	27,517	661,233
Netscout Systems, Inc.(b)	41,704	610,547
Phoenix Technologies Ltd.(b)	42,792	117,678
Progress Software Corp.(b)	49,140	1,435,379
Radiant Systems, Inc.(b)	33,612	349,565
Smith Micro Software, Inc.(b)	36,251	331,334
Sonic Solutions, Inc.(a)(b)	36,378	430,352
Take-Two Interactive Software, Inc.(a)(b)	99,281	997,774
Taleo Corp. (Class A Stock)(a)(b)	46,903	1,103,159
THQ, Inc.(b)	82,580	416,203
Tyler Technologies, Inc.(a)(b)	33,825	673,456
Websense, Inc.(b)	53,454	933,307

		15,320,912

Specialty Retail — 4.7%
Big 5 Sporting Goods Corp.	26,364	452,934
Brown Shoe Co., Inc.	52,342	516,616
Buckle, Inc. (The)(a)	31,118	911,135
Cabela’s, Inc.(a)(b)	49,319	703,289
Cato Corp. (The) (Class A Stock)	36,161	725,390
Childrens Place Retail Stores, Inc. (The)(a)(b)	33,515	1,106,330
Christopher & Banks Corp.	44,024	335,463
Dress Barn, Inc.(a)(b)	66,655	1,539,730
Finish Line, Inc. (The) (Class A Stock)	68,923	864,984
Genesco, Inc.(b)	27,755	762,152
Group 1 Automotive, Inc.(a)(b)	29,593	838,962
Gymboree Corp.(a)(b)	36,556	1,589,820
Haverty Furniture Cos., Inc.	22,865	313,936
Hibbett Sports, Inc.(a)(b)	35,013	769,936
Hot Topic, Inc.(b)	54,156	344,432
Jo-Ann Stores, Inc.(b)	32,769	1,187,549
Jos. A. Bank Clothiers, Inc.(a)(b)	22,354	943,115
Lithia Motors, Inc. (Class A Stock)(b)	25,880	212,734
Lumber Liquidators, Inc.(a)(b)	19,000	509,200
MarineMax, Inc.(b)	25,942	238,407
Men’s Wearhouse, Inc. (The)	63,839	1,344,449
Midas, Inc.(b)	17,422	147,216
Monro Muffler Brake, Inc.	24,112	806,305
OfficeMax, Inc.(b)	93,248	1,183,317
Pep Boys-Manny Moe & Jack	56,926	481,594
Sonic Automotive, Inc. (Class A Stock)(b)	48,416	503,042
Stage Stores, Inc.	46,558	575,457
Stein Mart, Inc.(b)	31,947	340,555
Tractor Supply Co.(a)(b)	44,225	2,342,156
Zale Corp.(a)(b)	28,989	78,850
Zumiez, Inc.(a)(b)	25,499	324,347

		22,993,402

Textiles, Apparel & Luxury Goods — 2.5%
Carter’s, Inc.(b)	69,488	1,824,060
CROCS, Inc.(b)	104,731	602,203
Deckers Outdoor Corp.(a)(b)	15,754	1,602,497
Iconix Brand Group, Inc.(a)(b)	87,312	1,104,497

COMMON STOCKS (continued)	Shares	Value (Note 2)

Textiles, Apparel & Luxury Goods (continued)
K-Swiss, Inc. (Class A Stock)(b)	33,015	$328,169
Liz Claiborne, Inc.(a)(b)	116,158	653,970
Maidenform Brands, Inc.(b)	23,755	396,471
Movado Group, Inc.	21,835	212,236
Oxford Industries, Inc.	16,962	350,774
Perry Ellis International, Inc.(b)	12,411	186,910
Quiksilver, Inc.(b)	157,282	317,710
Skechers U.S.A., Inc. (Class A Stock)(b)	40,911	1,203,192
True Religion Apparel, Inc.(a)(b)	31,004	573,264
Unifirst Corp.	17,555	844,571
Volcom, Inc.(a)(b)	20,265	339,236
Wolverine World Wide, Inc.	60,619	1,650,049

		12,189,809

Thrifts & Mortgage Finance — 0.4%
Bank Mutual Corp.	56,774	392,876
Brookline Bancorp, Inc.	72,188	715,383
Dime Community Bancshares	31,111	364,621
Trustco Bank Corp. NY(a)	93,680	590,184

		2,063,064

Tobacco — 0.1%
Alliance One International, Inc.(a)(b)	108,925	531,554

Trading Companies & Distributors — 0.8%
Applied Industrial Technologies, Inc.	45,593	1,006,237
Kaman Corp.	31,543	728,328
Lawson Products, Inc.	4,838	85,391
Watsco, Inc.	39,230	1,921,485

		3,741,441

Water Utilities — 0.2%
American States Water Co.	22,691	803,488

Wireless Telecommunication Services — 0.1%
USA Mobility, Inc.	27,612	304,008

TOTAL LONG-TERM INVESTMENTS (cost $471,725,547)		491,418,907

SHORT-TERM INVESTMENTS — 21.6%
	Principal Amount (000)
U.S Government Obligation
U.S. Treasury Bill, 0.041%, 03/18/10(e)(f) (cost $199,983)	$200	199,980

SEE NOTES TO FINANCIAL STATEMENTS.

A122

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

SHORT-TERM INVESTMENTS (continued)	Shares	Value (Note 2)

Affiliated Money Market Mutual Fund — 21.5%
Dryden Core Investment Fund — Taxable Money Market Series (cost $105,938,891; includes $105,538,590 of cash collateral received for securities on loan)(c)(d)	105,938,891	$105,938,891

TOTAL SHORT-TERM INVESTMENTS (cost $106,138,874)		106,138,871

TOTAL INVESTMENTS — 121.4% (cost $577,864,421)		597,557,778
LIABILITIES IN EXCESS OF OTHER ASSETS(g) — (21.4)%		(105,390,262)

NET ASSETS — 100.0%		$492,167,516

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $101,244,032; cash collateral of $105,538,590 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Non-income producing security.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(e)	Security segregated as collateral for futures contracts.

(f)	Rate quoted represents yield-to-maturity as of purchase date.

(g)	Liabilities in excess of other assets include net unrealized appreciation on financial futures contracts as follows:

Open futures contracts outstanding at December 31, 2009:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2009	Unrealized Appreciation
Long Position:
16	Russell 2000	Mar. 2010	$951,164	$998,240	$47,076

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$491,418,907	$—	$—
U.S. Government Obligation	—	199,980	—
Affiliated Money Market Mutual Fund	105,938,891	—	—

	597,357,798	199,980	—
Other Financial Instruments*	47,076

Total	$597,404,874	$199,980	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2008 and December 31, 2009, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A123

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 was as follows:

Affiliated Money Market Mutual Fund (including 21.4% of collateral received for securities on loan)	21.5%
Real Estate Investment Trusts	6.4
Commercial Banks	6.0
Healthcare Providers & Services	6.0
Semiconductors & Semiconductor Equipment	5.3
Specialty Retail	4.7
Machinery	4.2
Healthcare Equipment & Supplies	4.1
Electronic Equipment & Instruments	3.4
Energy Equipment & Services	3.2
Software	3.1
Hotels, Restaurants & Leisure	2.9
Aerospace & Defense	2.8
Insurance	2.8
Commercial Services & Supplies	2.5
Textiles, Apparel & Luxury Goods	2.5
Communications Equipment	2.1
Chemicals	2.0
Electrical Equipment	2.0
Gas Utilities	2.0
Oil, Gas & Consumable Fuels	2.0
IT Services	1.9
Capital Markets	1.6
Food Products	1.5
Leisure Equipment & Products	1.2
Biotechnology	1.1
Diversified Consumer Services	1.1
Food & Staples Retailing	1.1
Building Products	1.0
Computers & Peripherals	1.0
Electric Utilities	1.0
Household Durables	1.0

Construction & Engineering	0.9%
Healthcare Technology	0.9
Internet & Catalog Retail	0.9
Internet Software & Services	0.9
Paper & Forest Products	0.9
Professional Services	0.9
Road & Rail	0.9
Consumer Finance	0.8
Life Sciences Tools & Services	0.8
Metals & Mining	0.8
Trading Companies & Distributors	0.8
Pharmaceuticals	0.7
Construction Materials	0.6
Containers & Packaging	0.5
Diversified Telecommunication Services	0.5
Multi-Utilities	0.5
Personal Products	0.5
Air Freight & Logistics	0.4
Airlines	0.4
Diversified Financial Services	0.4
Media	0.4
Thrifts & Mortgage Finance	0.4
Auto Components	0.3
Household Products	0.3
Real Estate Management & Development	0.2
Water Utilities	0.2
Automobiles	0.1
Beverages	0.1
Industrial Conglomerates	0.1
Multiline Retail	0.1
Tobacco	0.1
Wireless Telecommunication Services	0.1

121.4
Liabilities in excess of other assets	(21.4)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due to broker—variation margin	$47,076	*	—	$—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A124

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$1,409,652

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$(108,287)

For the year ended December 31, 2009, the average value at trade date for futures long position was $2,807,791.

SEE NOTES TO FINANCIAL STATEMENTS.

A125

SMALL CAPITALIZATION STOCK PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments, at value including securities on loan of $101,244,032:
Unaffiliated investments (cost $471,925,530)	$491,618,887
Affiliated investments (cost $105,938,891)	105,938,891
Cash	5,680
Dividends and interest receivable	545,492
Prepaid expenses	4,796
Receivable for Series shares sold	672

Total Assets	598,114,418

LIABILITIES
Collateral for securities on loan	105,538,590
Management fee payable	163,146
Payable for Series shares repurchased	120,616
Accrued expenses and other liabilities	112,367
Due to broker—variation margin	11,588
Affiliated transfer agent fee payable	595

Total Liabilities	105,946,902

NET ASSETS	$492,167,516

Net assets were comprised of:
Paid-in capital	$491,891,741
Retained earnings	275,775

Net assets, December 31, 2009	$492,167,516

Net asset value and redemption price per share, $492,167,516 / 35,582,178 outstanding shares of beneficial interest	$13.83

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $1,354)	$5,531,456
Affiliated income from securities loaned, net	848,935
Affiliated dividend income	11,149
Interest	588

6,392,128

EXPENSES
Management fee	1,686,507
Custodian’s fees and expenses	150,000
Shareholders’ reports	113,000
Audit fee	17,000
Trustees’ fees	14,000
Insurance expenses	10,000
Transfer agent’s fee and expenses (including affiliated expense of $3,600) (Note 4)	10,000
Legal fees and expenses	8,000
Commitment fee on syndicated credit agreement	4,000
Loan interest expense (Note 8)	892
Miscellaneous	47,234

Total expenses	2,060,633

NET INVESTMENT INCOME	4,331,495

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(16,598,507)
Futures transactions	1,409,652

(15,188,855)

Net change in unrealized appreciation (depreciation) on:
Investments	110,291,856
Futures	(108,287)

110,183,569

NET GAIN ON INVESTMENTS	94,994,714

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$99,326,209

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$4,331,495	$7,786,485
Net realized gain (loss) on investments	(15,188,855)	42,259,695
Net change in unrealized appreciation (depreciation) on investments	110,183,569	(254,521,426)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	99,326,209	(204,475,246)

DISTRIBUTIONS	(50,038,749)	(96,751,216)

SERIES SHARE TRANSACTIONS:
Series shares sold [777,306 and 776,306 shares, respectively]	9,044,644	13,229,598
Series shares issued in reinvestment of dividends and distributions [4,374,017 and 5,411,142 shares, respectively]	50,038,749	96,751,216
Series shares repurchased [4,126,316 and 4,453,912 shares, respectively]	(48,713,794)	(75,813,375)

NET INCREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	10,369,599	34,167,439

TOTAL INCREASE (DECREASE) IN NET ASSETS	59,657,059	(267,059,023)
NET ASSETS:
Beginning of year	432,510,457	699,569,480

End of year	$492,167,516	$432,510,457

SEE NOTES TO FINANCIAL STATEMENTS.

A126

STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS — 98.5%	Shares	Value (Note 2)

Aerospace & Defense — 2.7%
Boeing Co. (The)	148,836	$8,056,493
General Dynamics Corp.	82,800	5,644,476
Goodrich Corp.	22,900	1,471,325
Honeywell International, Inc.	156,650	6,140,680
ITT Corp.	37,600	1,870,224
L-3 Communications Holdings, Inc.	24,600	2,138,970
Lockheed Martin Corp.	68,598	5,168,859
Northrop Grumman Corp.	70,826	3,955,632
Precision Castparts Corp.	28,000	3,089,800
Raytheon Co.	85,718	4,416,191
Rockwell Collins, Inc.	30,600	1,694,016
United Technologies Corp.	196,100	13,611,301

		57,257,967

Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	38,200	2,243,486
Expeditors International of Washington, Inc.	41,600	1,444,768
FedEx Corp.	64,740	5,402,553
United Parcel Service, Inc. (Class B Stock)	209,400	12,013,278

		21,104,085

Airlines — 0.1%
Southwest Airlines Co.	164,137	1,876,086

Auto Components — 0.2%
Goodyear Tire & Rubber Co. (The)(a)	49,600	699,360
Johnson Controls, Inc.	141,300	3,849,012

		4,548,372

Automobiles — 0.4%
Ford Motor Co.(a)(b)	670,659	6,706,590
Harley-Davidson, Inc.	48,300	1,217,160

		7,923,750

Beverages — 2.6%
Brown-Forman Corp. (Class B Stock)	20,500	1,098,185
Coca-Cola Co. (The)(b)	482,400	27,496,800
Coca-Cola Enterprises, Inc.	69,000	1,462,800
Constellation Brands, Inc. (Class A Stock)(a)	43,200	688,176
Dr. Pepper Snapple Group, Inc.	50,600	1,431,980
Molson Coors Brewing Co. (Class B Stock)	31,100	1,404,476
Pepsi Bottling Group, Inc.	28,600	1,072,500
PepsiCo, Inc.	323,640	19,677,312

		54,332,229

Biotechnology — 1.5%
Amgen, Inc.(a)	211,364	11,956,861
Biogen Idec, Inc.(a)(b)	61,225	3,275,538
Celgene Corp.(a)	92,900	5,172,672
Cephalon, Inc.(a)	15,400	961,114
Genzyme Corp.(a)	51,900	2,543,619
Gilead Sciences, Inc.(a)	189,600	8,205,888

		32,115,692

Building Products — 0.1%
Masco Corp.	81,300	1,122,753

COMMON STOCKS (continued)	Shares	Value (Note 2)

Capital Markets — 2.8%
Ameriprise Financial, Inc.	51,600	$2,003,112
Bank of New York Mellon Corp. (The)	254,989	7,132,042
Charles Schwab Corp. (The)	196,600	3,700,012
E*Trade Financial Corp.(a)(b)	252,400	441,700
Federated Investors, Inc. (Class B Stock)(b)	22,600	621,500
Franklin Resources, Inc.	33,100	3,487,085
Goldman Sachs Group, Inc. (The)	108,500	18,319,140
Invesco Ltd.	91,400	2,146,986
Janus Capital Group, Inc.(b)	39,000	524,550
Legg Mason, Inc.	32,600	983,216
Morgan Stanley	288,110	8,528,056
Northern Trust Corp.	51,000	2,672,400
State Street Corp.	104,900	4,567,346
T. Rowe Price Group, Inc.(b)	57,000	3,035,250

		58,162,395

Chemicals — 1.9%
Air Products & Chemicals, Inc.	44,700	3,623,382
Airgas, Inc.	14,400	685,440
CF Industries Holdings, Inc.,	10,000	907,800
Dow Chemical Co. (The)	232,061	6,411,845
E.I. du Pont de Nemours & Co.	184,391	6,208,445
Eastman Chemical Co.	15,800	951,792
Ecolab, Inc.	50,000	2,229,000
FMC Corp.	15,300	853,128
International Flavors & Fragrances, Inc.	16,100	662,354
Monsanto Co.	111,596	9,122,973
PPG Industries, Inc.	35,800	2,095,732
Praxair, Inc.	64,300	5,163,933
Sigma-Aldrich Corp.	25,700	1,298,621

		40,214,445

Commercial Banks — 2.7%
BB&T Corp.(b)	142,200	3,607,614
Comerica, Inc.	36,450	1,077,827
Fifth Third Bancorp	163,649	1,595,578
First Horizon National Corp.(a)	49,979	669,721
Huntington Bancshares, Inc.	130,775	477,329
KeyCorp	174,700	969,585
M&T Bank Corp.(b)	16,300	1,090,307
Marshall & Ilsley Corp.	105,998	577,689
PNC Financial Services Group, Inc.	98,993	5,225,840
Regions Financial Corp.	252,212	1,334,202
SunTrust Banks, Inc.	103,000	2,089,870
U.S. Bancorp	407,481	9,172,397
Wells Fargo & Co.	1,058,686	28,573,935
Zions Bancorporation(b)	30,300	388,749

		56,850,643

Commercial Services & Supplies — 0.5%
Avery Dennison Corp.	25,400	926,846
Cintas Corp.	26,500	690,325
Iron Mountain, Inc.(a)	39,200	892,192
Pitney Bowes, Inc.	43,500	990,060
Republic Services, Inc.	65,410	1,851,757

SEE NOTES TO FINANCIAL STATEMENTS.

A127

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Services & Supplies (continued)
RR Donnelley & Sons Co.	46,600	$1,037,782
Stericycle, Inc.(a)(b)	19,300	1,064,781
Waste Management, Inc.(b)	103,530	3,500,349

		10,954,092

Communications Equipment — 2.6%
Cisco Systems, Inc.(a)	1,207,500	28,907,550
Harris Corp.	28,200	1,340,910
JDS Uniphase Corp.(a)	45,587	376,093
Juniper Networks, Inc.(a)(b)	111,200	2,965,704
Motorola, Inc.(a)	487,795	3,785,289
QUALCOMM, Inc.	342,800	15,857,928
Tellabs, Inc.(a)	88,000	499,840

		53,733,314

Computers & Peripherals — 5.9%
Apple, Inc.(a)(b)	188,700	39,789,282
Dell, Inc.(a)	365,900	5,254,324
EMC Corp.(a)(b)	434,874	7,597,249
Hewlett-Packard Co.	496,316	25,565,237
International Business Machines Corp.	274,600	35,945,140
Lexmark International, Inc., (Class A Stock)(a)	15,514	403,054
NetApp, Inc.(a)	72,000	2,476,080
QLogic Corp.(a)(b)	27,700	522,699
SanDisk Corp.(a)(b)	47,900	1,388,621
Sun Microsystems, Inc.(a)	155,950	1,461,251
Teradata Corp.(a)	38,200	1,200,626
Western Digital Corp.(a)	45,900	2,026,485

		123,630,048

Construction & Engineering — 0.2%
Fluor Corp.	38,000	1,711,520
Jacobs Engineering Group, Inc.(a)(b)	25,700	966,577
Quanta Services, Inc.(a)	38,000	791,920

		3,470,017

Construction Materials — 0.1%
Vulcan Materials Co.	23,700	1,248,279

Consumer Finance — 0.8%
American Express Co.	252,100	10,215,092
Capital One Financial Corp.	96,169	3,687,119
Discover Financial Services	120,505	1,772,629
SLM Corp.(a)	99,000	1,115,730

		16,790,570

Containers & Packaging — 0.2%
Ball Corp.	20,400	1,054,680
Bemis Co., Inc.	21,300	631,545
Owens-Illinois, Inc.(a)	37,100	1,219,477
Pactiv Corp.(a)	29,300	707,302
Sealed Air Corp.	33,020	721,817

		4,334,821

Distributors — 0.1%
Genuine Parts Co.	33,025	1,253,629

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Consumer Services — 0.2%
Apollo Group, Inc. (Class A Stock)(a)(b)	26,900	$1,629,602
DeVry, Inc.	13,700	777,201
H&R Block, Inc.	71,000	1,606,020

		4,012,823

Diversified Financial Services — 4.3%
Bank of America Corp.(b)	2,076,232	31,268,054
Citigroup, Inc.	4,020,676	13,308,438
CME Group, Inc.	14,070	4,726,816
IntercontinentalExchange, Inc.(a)(b)	16,000	1,796,800
JPMorgan Chase & Co.	827,545	34,483,800
Leucadia National Corp.(a)	38,900	925,431
Moody’s Corp.(b)	42,120	1,128,816
Nasdaq OMX Group, Inc. (The)(a)	25,700	509,374
NYSE Euronext	56,700	1,434,510

		89,582,039

Diversified Telecommunication Services — 2.9%
AT&T, Inc.	1,237,811	34,695,842
CenturyTel, Inc.(b)	63,130	2,285,937
Frontier Communications Corp.	77,200	602,932
Qwest Communications International, Inc.	322,047	1,355,818
Verizon Communications, Inc.	600,838	19,905,763
Windstream Corp.	90,665	996,409

		59,842,701

Electric Utilities — 2.0%
Allegheny Energy, Inc.	32,600	765,448
American Electric Power Co., Inc.	98,140	3,414,291
Duke Energy Corp.	272,082	4,682,531
Edison International	68,100	2,368,518
Entergy Corp.	38,800	3,175,392
Exelon Corp.	135,950	6,643,877
FirstEnergy Corp.	61,336	2,849,057
FPL Group, Inc.	86,300	4,558,366
Northeast Utilities	31,100	802,069
Pepco Holdings, Inc.	47,400	798,690
Pinnacle West Capital Corp.	20,900	764,522
PPL Corp.	78,500	2,536,335
Progress Energy, Inc.	58,414	2,395,558
Southern Co.	164,100	5,467,812

		41,222,466

Electrical Equipment — 0.5%
Emerson Electric Co.	159,600	6,798,960
First Solar, Inc.(a)(b)	8,500	1,150,900
Rockwell Automation, Inc.	30,300	1,423,494
Roper Industries, Inc.	14,900	780,313

		10,153,667

Electronic Equipment & Instruments — 0.6%
Agilent Technologies, Inc.(a)(b)	71,582	2,224,053
Amphenol Corp. (Class A Stock)	33,100	1,528,558
Corning, Inc.	326,500	6,304,715
FLIR Systems, Inc.(a)	30,700	1,004,504
Jabil Circuit, Inc.	44,000	764,280
Molex, Inc.	26,600	573,230

		12,399,340

SEE NOTES TO FINANCIAL STATEMENTS.

A128

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Energy Equipment & Services — 1.8%
Baker Hughes, Inc.(b)	61,130	$2,474,542
BJ Services Co.	54,300	1,009,980
Cameron International Corp.(a)	48,100	2,010,580
Diamond Offshore Drilling, Inc.	13,600	1,338,512
FMC Technologies, Inc.(a)	24,500	1,417,080
Halliburton Co.	183,000	5,506,470
Nabors Industries Ltd. (Bermuda)(a)	60,800	1,330,912
National Oilwell Varco, Inc.	88,200	3,888,738
Rowan Cos., Inc.(a)	24,100	545,624
Schlumberger Ltd.	250,600	16,311,554
Smith International, Inc.	44,200	1,200,914

		37,034,906

Food & Staples Retailing — 2.6%
Costco Wholesale Corp.	88,232	5,220,687
CVS Caremark Corp.	289,238	9,316,356
Kroger Co. (The)	138,700	2,847,511
Safeway, Inc.	88,100	1,875,649
SUPERVALU, Inc.	47,508	603,827
Sysco Corp.	123,700	3,456,178
Walgreen Co.	206,400	7,579,008
Wal-Mart Stores, Inc.	441,500	23,598,175
Whole Foods Market, Inc.(a)(b)	28,300	776,835

		55,274,226

Food Products — 1.6%
Archer-Daniels-Midland Co.	135,238	4,234,302
Campbell Soup Co.	39,300	1,328,340
ConAgra Foods, Inc.	94,500	2,178,225
Dean Foods Co.(a)(b)	38,800	699,952
General Mills, Inc.	69,000	4,885,890
H.J. Heinz Co.	65,950	2,820,022
Hershey Co. (The)(b)	35,800	1,281,282
Hormel Foods Corp.	15,500	595,975
J.M. Smucker Co. (The)	25,700	1,586,975
Kellogg Co.	54,200	2,883,440
Kraft Foods, Inc. (Class A Stock)	308,311	8,379,893
McCormick & Co., Inc.	27,600	997,188
Sara Lee Corp.	151,100	1,840,398
Tyson Foods, Inc. (Class A Stock)	66,600	817,182

		34,529,064

Gas Utilities — 0.1%
EQT Corp.	25,100	1,102,392
Nicor, Inc.	10,200	429,420
Questar Corp.	33,200	1,380,124

		2,911,936

Healthcare Equipment & Supplies — 2.0%
Baxter International, Inc.	126,400	7,417,152
Becton, Dickinson & Co.	49,400	3,895,684
Boston Scientific Corp.(a)	313,199	2,818,791
C.R. Bard, Inc.	21,000	1,635,900
CareFusion Corp.(a)	36,237	906,287
DENTSPLY International, Inc.	31,700	1,114,889
Hospira, Inc.(a)	35,420	1,806,420
Intuitive Surgical, Inc.(a)	8,100	2,456,892
Medtronic, Inc.	231,900	10,198,962
St. Jude Medical, Inc.(a)	68,800	2,530,464

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Equipment & Supplies (continued)
Stryker Corp.	59,500	$2,997,015
Varian Medical Systems, Inc.(a)(b)	23,300	1,091,605
Zimmer Holdings, Inc.(a)	43,986	2,600,013

		41,470,074

Healthcare Providers & Services — 2.1%
Aetna, Inc.	91,748	2,908,412
AmerisourceBergen Corp.	61,300	1,598,091
Cardinal Health, Inc.	72,475	2,336,594
CIGNA Corp.	59,200	2,087,984
Coventry Health Care, Inc.(a)	32,750	795,497
DaVita, Inc.(a)	22,100	1,298,154
Express Scripts, Inc.(a)	55,800	4,823,910
Humana, Inc.(a)	36,100	1,584,429
Laboratory Corp. of America Holdings(a)(b)	22,300	1,668,932
McKesson Corp.	55,707	3,481,687
Medco Health Solutions, Inc.(a)	98,992	6,326,579
Patterson Cos., Inc.(a)(b)	17,100	478,458
Quest Diagnostics, Inc.	34,800	2,101,224
Tenet Healthcare Corp.(a)	90,000	485,100
UnitedHealth Group, Inc.	238,000	7,254,240
WellPoint, Inc.(a)	100,400	5,852,316

		45,081,607

Healthcare Technology
IMS Health, Inc.	36,820	775,429

Hotels, Restaurants & Leisure — 1.4%
Carnival Corp.(a)	89,100	2,823,579
Darden Restaurants, Inc.(b)	30,850	1,081,909
International Game Technology	56,700	1,064,259
Marriott International, Inc. (Class A Stock)(b)	48,703	1,327,157
McDonald’s Corp.	222,900	13,917,876
Starbucks Corp.(a)(b)	151,100	3,484,366
Starwood Hotels & Resorts Worldwide, Inc.(b)	36,000	1,316,520
Wyndham Worldwide Corp.	41,363	834,292
Wynn Resorts Ltd.	12,000	698,760
Yum! Brands, Inc.	99,300	3,472,521

		30,021,239

Household Durables — 0.3%
Black & Decker Corp. (The)	11,400	739,062
D.R. Horton, Inc.	55,200	600,024
Fortune Brands, Inc.	31,900	1,378,080
Harman International Industries, Inc.	14,100	497,448
Leggett & Platt, Inc.	36,800	750,720
Lennar Corp. (Class A Stock)	25,500	325,635
Newell Rubbermaid, Inc.	64,649	970,381
Pulte Homes, Inc.(a)(b)	53,485	534,850
Whirlpool Corp.(b)	14,607	1,178,201

		6,974,401

Household Products — 2.5%
Clorox Co.(b)	28,700	1,750,700
Colgate-Palmolive Co.	104,500	8,584,675
Kimberly-Clark Corp.	87,988	5,605,716
Procter & Gamble Co. (The)	610,981	37,043,778

		52,984,869

SEE NOTES TO FINANCIAL STATEMENTS.

A129

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Independent Power Producers & Energy Traders — 0.2%
AES Corp. (The)(a)	145,300	$1,933,943
Constellation Energy Group, Inc.	43,950	1,545,722

		3,479,665

Industrial Conglomerates — 2.2%
3M Co.	147,600	12,202,092
General Electric Co.	2,214,000	33,497,820
Textron, Inc.	48,400	910,404

		46,610,316

Insurance — 2.2%
Aflac, Inc.	101,900	4,712,875
Allstate Corp. (The)	118,388	3,556,376
American International Group, Inc.(a)(b)	25,229	756,365
Aon Corp.	57,125	2,190,173
Assurant, Inc.	24,500	722,260
Chubb Corp. (The),	75,000	3,688,500
Cincinnati Financial Corp.	39,028	1,024,095
Genworth Financial, Inc. (Class A Stock)(a)	105,200	1,194,020
Hartford Financial Services Group, Inc.	79,000	1,837,540
Lincoln National Corp.	62,963	1,566,519
Loews Corp.	73,226	2,661,765
Marsh & McLennan Cos., Inc.	114,700	2,532,576
MetLife, Inc.	175,000	6,186,250
Principal Financial Group, Inc.	65,500	1,574,620
Progressive Corp. (The)(a)	134,000	2,410,660
Torchmark Corp.	21,300	936,135
Travelers Cos., Inc. (The)	119,498	5,958,170
Unum Group	75,756	1,478,757
XL Capital Ltd. (Class A Stock)	74,300	1,361,919

		46,349,575

Internet & Catalog Retail — 0.6%
Amazon.com, Inc.(a)	69,300	9,322,236
Expedia, Inc.(a)(b)	44,900	1,154,379
priceline.com, Inc.(a)	8,700	1,900,950

		12,377,565

Internet Software & Services — 2.0%
Akamai Technologies, Inc.(a)(b)	36,100	914,413
eBay, Inc.(a)	229,900	5,411,846
Google, Inc. (Class A Stock)(a)	50,600	31,370,988
VeriSign, Inc.(a)(b)	41,300	1,001,112
Yahoo!, Inc.(a)	248,200	4,164,796

		42,863,155

IT Services — 1.6%
Affiliated Computer Services, Inc. (Class A Stock)(a)	19,700	1,175,893
Automatic Data Processing, Inc.	106,000	4,538,920
Cognizant Technology Solutions Corp. (Class A Stock)(a)	58,400	2,645,520
Computer Sciences Corp.(a)	31,900	1,835,207
Fidelity National Information Services, Inc.	63,600	1,490,784
Fiserv, Inc.(a)	33,000	1,599,840

COMMON STOCKS (continued)	Shares	Value (Note 2)

IT Services (continued)
Mastercard, Inc. (Class A Stock)(b)	20,200	$5,170,796
Paychex, Inc.	63,250	1,937,980
SAIC, Inc.(a)	50,600	958,364
Total System Services, Inc.	41,593	718,311
Visa, Inc. (Class A Stock)	92,000	8,046,320
Western Union Co. (The)	153,704	2,897,321

		33,015,256

Leisure Equipment & Products — 0.1%
Eastman Kodak Co.(a)(b)	30,000	126,600
Hasbro, Inc.	27,150	870,429
Mattel, Inc.	73,281	1,464,154

		2,461,183

Life Sciences Tools & Services — 0.4%
Life Technologies Corp.(a)(b)	37,430	1,954,969
Millipore Corp.(a)	12,500	904,375
PerkinElmer, Inc.	27,200	560,048
Thermo Fisher Scientific, Inc.(a)	89,100	4,249,179
Waters Corp.(a)(b)	20,000	1,239,200

		8,907,771

Machinery — 1.6%
Caterpillar, Inc.(b)	128,600	7,328,914
Cummins, Inc.	40,600	1,861,916
Danaher Corp.	55,500	4,173,600
Deere & Co.	85,800	4,640,922
Dover Corp.	39,400	1,639,434
Eaton Corp.	34,500	2,194,890
Flowserve Corp.	12,000	1,134,360
Illinois Tool Works, Inc.	82,400	3,954,376
PACCAR, Inc.	73,328	2,659,607
Pall Corp.	26,200	948,440
Parker Hannifin Corp.	31,487	1,696,519
Snap-On, Inc.	12,700	536,702
Stanley Works (The)(b)	17,500	901,425

		33,671,105

Media — 2.8%
CBS Corp. (Class B Stock)	146,668	2,060,685
Comcast Corp. (Class A Stock)	600,846	10,130,264
DIRECTV (Class A Stock)(a)	192,700	6,426,545
Gannett Co., Inc.	56,300	836,055
Interpublic Group of Cos., Inc.(a)	90,900	670,842
McGraw-Hill Cos., Inc. (The)	67,800	2,271,978
Meredith Corp.	7,200	222,120
New York Times Co. (The) (Class A Stock)(a)	13,200	163,152
News Corp. (Class A Stock)(b)	465,800	6,376,802
Omnicom Group, Inc.	67,200	2,630,880
Scripps Networks Interactive, Inc. (Class A Stock)	20,300	842,450
Time Warner Cable, Inc.	75,826	3,138,438
Time Warner, Inc.	245,840	7,163,778
Viacom, Inc. (Class B Stock)(a)	128,568	3,822,327
Walt Disney Co. (The)	383,701	12,374,357
Washington Post Co. (The) (Class B Stock)	1,200	527,520

		59,658,193

SEE NOTES TO FINANCIAL STATEMENTS.

A130

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Metals & Mining — 1.1%
AK Steel Holding Corp.	23,900	$510,265
Alcoa, Inc.	204,576	3,297,765
Allegheny Technologies, Inc.	18,440	825,559
Cliffs Natural Resources, Inc.	22,200	1,023,198
Freeport-McMoRan Copper & Gold, Inc.(a)	88,806	7,130,233
Newmont Mining Corp.	102,003	4,825,762
Nucor Corp.	65,000	3,032,250
Titanium Metals Corp.(a)	6,000	75,120
United States Steel Corp.(b)	27,340	1,506,981

		22,227,133

Multiline Retail — 0.8%
Big Lots, Inc.(a)(b)	16,900	489,762
Family Dollar Stores, Inc.	27,100	754,193
J.C. Penney Co., Inc.	48,900	1,301,229
Kohl’s Corp.(a)	64,900	3,500,057
Macy’s, Inc.	91,720	1,537,227
Nordstrom Inc.(b)	35,700	1,341,606
Sears Holdings Corp.(a)(b)	8,312	693,637
Target Corp.	162,568	7,863,414

		17,481,125

Multi-Utilities — 1.4%
Ameren Corp.	48,500	1,355,575
CenterPoint Energy, Inc.	79,010	1,146,435
CMS Energy Corp.(b)	48,100	753,246
Consolidated Edison, Inc.(b)	59,600	2,707,628
Dominion Resources, Inc.	126,084	4,907,189
DTE Energy Co.	35,600	1,551,804
Integrys Energy Group, Inc.	17,750	745,323
NiSource, Inc.	57,000	876,660
PG&E Corp.	78,800	3,518,420
Public Service Enterprise Group, Inc.	110,600	3,677,450
SCANA Corp.	22,200	836,496
Sempra Energy	52,554	2,941,973
TECO Energy, Inc.	48,200	781,804
Wisconsin Energy Corp.	22,600	1,126,158
Xcel Energy, Inc.	96,695	2,051,868

		28,978,029

Office Electronics — 0.1%
Xerox Corp.	191,692	1,621,714

Oil, Gas & Consumable Fuels — 9.5%
Anadarko Petroleum Corp.	102,726	6,412,157
Apache Corp.	70,750	7,299,278
Cabot Oil & Gas Corp.	19,000	828,210
Chesapeake Energy Corp.	134,000	3,467,920
Chevron Corp.	421,392	32,442,970
ConocoPhillips	311,679	15,917,447
Consol Energy, Inc.	37,300	1,857,540
Denbury Resources, Inc.(a)(b)	43,900	649,720
Devon Energy Corp.	94,000	6,909,000
El Paso Corp.	150,911	1,483,455
EOG Resources, Inc.	51,900	5,049,870
Exxon Mobil Corp.	989,370	67,465,140
Hess Corp.	62,000	3,751,000
Marathon Oil Corp.	150,494	4,698,423

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (continued)
Massey Energy Co.	17,500	$735,175
Murphy Oil Corp.	40,600	2,200,520
Noble Energy, Inc.	35,900	2,556,798
Occidental Petroleum Corp.	168,100	13,674,935
Peabody Energy Corp.	56,400	2,549,844
Pioneer Natural Resources Co.	21,600	1,040,472
Range Resources Corp.	32,200	1,605,170
Southwestern Energy Co.(a)	72,500	3,494,500
Spectra Energy Corp.	137,542	2,820,986
Sunoco, Inc.	27,000	704,700
Tesoro Corp.(b)	31,500	426,825
Valero Energy Corp.	112,600	1,886,050
Williams Cos., Inc. (The)	124,400	2,622,352
XTO Energy, Inc.	121,800	5,667,354

		200,217,811

Paper & Forest Products — 0.3%
International Paper Co.	87,867	2,353,078
MeadWestvaco Corp.	38,689	1,107,666
Weyerhaeuser Co.	45,400	1,958,556

		5,419,300

Personal Products — 0.3%
Avon Products, Inc.	91,000	2,866,500
Estee Lauder Cos., Inc. (The) (Class A Stock)	22,900	1,107,444
Mead Johnson Nutrition Co., Inc. (Class A Stock)	34,493	1,507,344

		5,481,288

Pharmaceuticals — 6.4%
Abbott Laboratories	320,100	17,282,199
Allergan, Inc.	64,900	4,089,349
Bristol-Myers Squibb Co.(b)	366,540	9,255,135
Eli Lilly & Co.	213,300	7,616,943
Forest Laboratories, Inc.(a)	64,300	2,064,673
Johnson & Johnson	578,171	37,239,994
King Pharmaceuticals, Inc. (a)	45,233	555,009
Merck & Co., Inc.	636,104	23,243,234
Mylan, Inc.(a)(b)	59,200	1,091,056
Pfizer, Inc.	1,685,273	30,655,116
Watson Pharmaceuticals, Inc.(a)(b)	20,400	808,044

		133,900,752

Professional Services — 0.1%
Dun & Bradstreet Corp.	11,300	953,381
Equifax, Inc.	29,100	898,899
Monster Worldwide, Inc.(a)(b)	25,200	438,480
Robert Half International, Inc.(b)	32,500	868,725

		3,159,485

Real Estate Investment Trusts — 1.2%
Apartment Investment & Management Co., REIT (Class A Stock)(b)	34,974	556,786
AvalonBay Communities, Inc.(b)	16,918	1,389,137
Boston Properties, Inc.	28,100	1,884,667
Equity Residential(b)	57,500	1,942,350
HCP, Inc.	57,600	1,759,104
Health Care REIT, Inc.(b)	22,900	1,014,928

SEE NOTES TO FINANCIAL STATEMENTS.

A131

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (continued)
Host Hotels & Resorts, Inc.(a)(b)	131,726	$1,537,242
Kimco Realty Corp.(b)	76,400	1,033,692
Plum Creek Timber Co., Inc.(b)	35,000	1,321,600
ProLogis(b)	91,500	1,252,635
Public Storage	27,600	2,248,020
Simon Property Group, Inc.(b)	59,001	4,708,280
Ventas, Inc.	32,600	1,425,924
Vornado Realty Trust(b)	33,557	2,346,977

		24,421,342

Real Estate Management & Development
CB Richard Ellis Group, Inc. (Class A Stock)(a)(b)	51,100	693,427

Road & Rail — 1.0%
Burlington Northern Santa Fe Corp.	54,626	5,387,216
CSX Corp.	82,424	3,996,740
Norfolk Southern Corp.	76,300	3,999,646
Ryder System, Inc.	12,800	526,976
Union Pacific Corp.	104,800	6,696,720

		20,607,298

Semiconductors & Semiconductor Equipment — 2.6%
Advanced Micro Devices, Inc.(a)	115,600	1,119,008
Altera Corp.(b)	62,500	1,414,375
Analog Devices, Inc.	61,900	1,954,802
Applied Materials, Inc.	270,100	3,765,194
Broadcom Corp. (Class A Stock)(a)(b)	92,450	2,907,552
Intel Corp.	1,160,600	23,676,240
KLA-Tencor Corp.	32,000	1,157,120
Linear Technology Corp.	48,700	1,487,298
LSI Corp.(a)	141,700	851,617
MEMC Electronic Materials, Inc.(a)(b)	39,700	540,714
Microchip Technology, Inc.	38,900	1,130,434
Micron Technology, Inc.(a)(b)	167,700	1,770,912
National Semiconductor Corp.	40,500	622,080
Novellus Systems, Inc.(a)(b)	22,400	522,816
NVIDIA Corp.(a)(b)	116,650	2,179,022
Teradyne, Inc.(a)(b)	31,800	341,214
Texas Instruments, Inc.	270,200	7,041,412
Xilinx, Inc.(b)	54,900	1,375,794

		53,857,604

Software — 4.3%
Adobe Systems, Inc.(a)	108,200	3,979,596
Autodesk, Inc.(a)(b)	48,200	1,224,762
BMC Software, Inc.(a)	40,100	1,608,010
CA, Inc.	85,873	1,928,707
Citrix Systems, Inc.(a)	37,300	1,552,053
Compuware Corp.(a)	57,500	415,725
Electronic Arts, Inc.(a)(b)	58,700	1,041,925
Intuit, Inc.(a)	66,900	2,054,499
McAfee, Inc.(a)	34,200	1,387,494
Microsoft Corp.	1,612,000	49,149,880
Novell, Inc.(a)	73,100	303,365
Oracle Corp.	809,620	19,868,075
Red Hat, Inc.(a)	36,400	1,124,760

COMMON STOCKS (continued)	Shares	Value (Note 2)

Software (continued)
Salesforce.com, Inc.(a)	21,000	$1,549,170
Symantec Corp.(a)(b)	178,311	3,189,984

		90,378,005

Specialty Retail — 1.9%
Abercrombie & Fitch Co. (Class A Stock)	15,500	540,175
AutoNation, Inc.(a)(b)	20,489	392,364
AutoZone, Inc.(a)	6,800	1,074,876
Bed Bath & Beyond, Inc.(a)(b)	52,900	2,043,527
Best Buy Co., Inc.	72,225	2,849,998
GameStop Corp. (Class A Stock)(a)(b)	33,800	741,572
Gap, Inc. (The),	101,187	2,119,868
Home Depot, Inc.	353,519	10,227,305
Limited Brands, Inc.	59,796	1,150,475
Lowe’s Cos., Inc.	301,400	7,049,746
Office Depot, Inc.(a)	44,900	289,605
O’Reilly Automotive, Inc.(a)	25,400	968,248
RadioShack Corp.	26,560	517,920
Ross Stores, Inc.	26,000	1,110,460
Sherwin-Williams Co. (The)(b)	18,400	1,134,360
Staples, Inc.	151,400	3,722,926
Tiffany & Co.	25,800	1,109,400
TJX Cos., Inc.	89,800	3,282,190

		40,325,015

Textiles, Apparel & Luxury Goods — 0.5%
Coach, Inc.	72,100	2,633,813
NIKE, Inc. (Class B Stock)	78,900	5,212,923
Polo Ralph Lauren Corp. (Class A Stock)	10,500	850,290
V.F. Corp.	19,336	1,416,169

		10,113,195

Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.(b)	113,600	1,559,728
People’s United Financial, Inc.	71,900	1,200,730

		2,760,458

Tobacco — 1.5%
Altria Group, Inc.	424,900	8,340,787
Lorillard, Inc.	32,431	2,601,939
Philip Morris International, Inc. (Switzerland)	402,600	19,401,294
Reynolds American, Inc.	38,100	2,018,157

		32,362,177

Trading Companies & Distributors — 0.1%
Fastenal Co.(b)	24,200	1,007,688
W.W. Grainger, Inc.(b)	12,400	1,200,692

		2,208,380

Wireless Telecommunication Services — 0.3%
American Tower Corp. (Class A Stock)(a)	79,500	3,435,195
MetroPCS Communications, Inc.(a)	39,500	301,385
Sprint Nextel Corp.(a)	610,722	2,235,243

		5,971,823

TOTAL LONG-TERM INVESTMENTS (cost $1,341,165,006)		2,066,773,119

SEE NOTES TO FINANCIAL STATEMENTS.

A132

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

SHORT-TERM INVESTMENTS — 8.7%	Shares	Value (Note 2)

Affiliated Money Market Mutual Fund — 8.5%
Dryden Core Investment Fund — Taxable Money Market Series (cost $177,953,852; includes $155,266,293 of cash collateral received for securities on loan) (Note 4)(c)(d)	177,953,832	$177,953,832

	Principal Amount (000)	Value (Note 2)

U.S. Government Obligation — 0.2%
U.S. Treasury Bill, 0.04%, 03/18/2010 (cost $4,699,603)	$4,700	$4,699,525

TOTAL SHORT-TERM INVESTMENTS (cost $182,653,435)		182,653,357

TOTAL INVESTMENTS — 107.2% (cost $1,523,818,441)		2,249,426,476
LIABILITIES IN EXCESS OF OTHER ASSETS(e) — (7.2)%		(151,367,182)

NET ASSETS — 100.0%		$2,098,059,294

The following abbreviations are used in portfolio descriptions:

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $149,549,726; cash collateral of $155,266,293 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(e)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures contracts as follows:

Open futures contracts outstanding at December 31, 2009:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2009	Unrealized Appreciation
Long Position:
109	S&P 500 Index	Mar. 2010	$30,086,386	$30,266,575	$180,189

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,066,773,119	$—	$—
U.S. Government Obligations	—	4,699,525	—
Affiliated Money Market Mutual Fund	177,953,832	—	—

	2,244,726,951	4,699,525	—
Other Financial Instruments*	180,189	—	—

Total	$2,244,907,140	$4,699,525	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A133

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 was as follows:

Oil, Gas & Consumable Fuels	9.5%
Affiliated Money Market Mutual Fund (including 7.4% of collateral received for securities on loan)	8.5
Pharmaceuticals	6.4
Computers & Peripherals	5.9
Diversified Financial Services	4.3
Software	4.3
Diversified Telecommunication Services	2.9
Capital Markets	2.8
Media	2.8
Aerospace & Defense	2.7
Commercial Banks	2.7
Beverages	2.6
Communications Equipment	2.6
Food & Staples Retailing	2.6
Semiconductors & Semiconductor Equipment	2.6
Household Products	2.5
Industrial Conglomerates	2.2
Insurance	2.2
Healthcare Providers & Services	2.1
Electric Utilities	2.0
Healthcare Equipment & Supplies	2.0
Internet Software & Services	2.0
Chemicals	1.9
Specialty Retail	1.9
Energy Equipment & Services	1.8
Food Products	1.6
IT Services	1.6
Machinery	1.6
Biotechnology	1.5
Tobacco	1.5
Hotels, Restaurants & Leisure	1.4
Multi-Utilities	1.4

Real Estate Investment Trusts	1.2%
Metals & Mining	1.1
Air Freight & Logistics	1.0
Road & Rail	1.0
Consumer Finance	0.8
Multiline Retail	0.8
Electronic Equipment & Instruments	0.6
Internet & Catalog Retail	0.6
Commercial Services & Supplies	0.5
Electrical Equipment	0.5
Textiles, Apparel & Luxury Goods	0.5
Automobiles	0.4
Life Sciences Tools & Services	0.4
Household Durables	0.3
Paper & Forest Products	0.3
Personal Products	0.3
Wireless Telecommunication Services	0.3
Auto Components	0.2
Construction & Engineering	0.2
Containers & Packaging	0.2
Diversified Consumer Services	0.2
Independent Power Producers & Energy Traders	0.2
U.S. Government Obligation	0.2
Airlines	0.1
Building Products	0.1
Construction Materials	0.1
Distributors	0.1
Gas Utilities	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Professional Services	0.1
Thrifts & Mortgage Finance	0.1
Trading Companies & Distributors	0.1

107.2
Liabilities in excess of other assets	(7.2)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due to broker—variation margin	$180,189	*	—	$—

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A134

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$10,307,032

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Futures
Equity contracts	$(379,818)

For the year ended December 31, 2009, the average value at trade date for futures long position was $36,988,610.

SEE NOTES TO FINANCIAL STATEMENTS.

A135

STOCK INDEX PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments, at value including securities on loan of $149,549,726:
Unaffiliated investments (cost $1,345,864,609)	$2,071,472,644
Affiliated investments (cost $177,953,832)	177,953,832
Cash	49,130
Receivable for investments sold	6,314,127
Dividends and interest receivable	2,854,527
Receivable for Series shares sold	78,019
Prepaid expenses	20,750

Total Assets	2,258,743,029

LIABILITIES
Collateral for securities on loan	155,266,293
Payable for investments purchased	4,066,123
Management fee payable	622,119
Due to broker-variation margin	310,650
Payable for Series shares repurchased	277,366
Accrued expenses and other liabilities	140,589
Affiliated transfer agent fee payable	595

Total Liabilities	160,683,735

NET ASSETS	$2,098,059,294

Net assets were comprised of:
Paid-in capital	$1,435,013,755
Retained earnings	663,045,539

Net assets, December 31, 2009	$2,098,059,294

Net asset value and redemption price per share, $2,098,059,294 / 75,231,986 outstanding shares of beneficial interest	$27.89

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income	$42,565,351
Affiliated income from securities loaned, net	1,769,831
Affiliated dividend income	174,319
Interest	4,546

44,514,047

EXPENSES
Management fee	6,408,612
Custodian’s fees and expenses	163,000
Shareholders’ reports	50,000
Insurance expenses	43,000
Trustees’ fees	33,000
Audit fee	17,000
Legal fees and expenses	15,000
Commitment fee on syndicated credit agreement	12,000
Transfer agent’s fee and expenses (including affiliated expense of $3,600) (Note 4)	10,000
Miscellaneous	15,956

Total expenses	6,767,568

NET INVESTMENT INCOME	37,746,479

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	(22,151,368)
Futures transactions	10,307,032

(11,844,336)

Net change in unrealized appreciation (depreciation) on:
Investments	414,349,079
Futures	(379,818)

413,969,261

NET GAIN ON INVESTMENTS	402,124,925

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$439,871,404

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$37,746,479	$51,604,331
Net realized loss on investments	(11,844,336)	(28,775,151)
Net change in unrealized appreciation (depreciation) on investments	413,969,261	(1,123,541,103)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	439,871,404	(1,100,711,923)

DISTRIBUTIONS	(51,594,261)	(56,959,943)

SERIES SHARE TRANSACTIONS:
Series shares sold [2,119,324 and 2,142,562 shares, respectively]	48,926,542	63,864,986
Series shares issued in reinvestment of dividends and distributions [2,201,121 and 1,689,203 shares, respectively]	51,594,261	56,959,943
Series shares repurchased [8,851,247 and 8,835,363 shares, respectively]	(206,536,067)	(269,751,865)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(106,015,264)	(148,926,936)

TOTAL INCREASE (DECREASE) IN NET ASSETS	282,261,879	(1,306,598,802)
NET ASSETS:
Beginning of year	1,815,797,415	3,122,396,217

End of year	$2,098,059,294	$1,815,797,415

SEE NOTES TO FINANCIAL STATEMENTS.

A136

VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 96.4%
COMMON STOCKS — 93.4%	Shares	Value (Note 2)

Aerospace & Defense — 1.5%
Precision Castparts Corp.	114,900	$12,679,215
United Technologies Corp.	78,700	5,462,567

		18,141,782

Auto Components — 2.5%
Goodyear Tire & Rubber Co. (The)(a)	1,218,500	17,180,850
Johnson Controls, Inc.	160,500	4,372,020
Lear Corp.(a)(b)	120,800	8,170,912

		29,723,782

Biotechnology — 0.9%
Amgen, Inc.(a)	190,200	10,759,614

Capital Markets — 5.6%
Bank of New York Mellon Corp. (The)	477,895	13,366,723
Goldman Sachs Group, Inc. (The)	134,000	22,624,560
Morgan Stanley	556,400	16,469,440
TD Ameritrade Holding Corp.(a)(b)	693,400	13,438,092

		65,898,815

Chemicals — 1.4%
Dow Chemical Co. (The)	616,900	17,044,947

Commercial Banks — 0.7%
KeyCorp	1,589,600	8,822,280

Commercial Services & Supplies — 1.9%
Waste Management, Inc.(b)	667,000	22,551,270

Computers & Peripherals — 0.7%
Dell, Inc.(a)	542,800	7,794,608

Consumer Finance — 1.6%
SLM Corp.(a)	1,721,500	19,401,305

Diversified Consumer Services — 3.3%
Career Education Corp.(a)(b)	416,200	9,701,622
H&R Block, Inc.	1,318,000	29,813,160

		39,514,782

Diversified Financial Services — 0.8%
JPMorgan Chase & Co.	226,900	9,454,923

Electric Utilities — 1.1%
Entergy Corp.	163,700	13,397,208

Electronic Equipment & Instruments — 1.2%
Flextronics International Ltd.(a)	1,864,200	13,627,302

Food & Staples Retailing — 4.5%
CVS Caremark Corp.	433,400	13,959,814
Kroger Co. (The)	1,066,900	21,903,457
Wal-Mart Stores, Inc.	330,300	17,654,535

		53,517,806

Food Products — 4.6%
Bunge Ltd.(b)	209,500	13,372,385
ConAgra Foods, Inc.	1,074,700	24,771,835
Tyson Foods, Inc. (Class A Stock)	1,327,000	16,282,290

		54,426,510

Healthcare Equipment & Supplies — 0.1%
Baxter International, Inc.	24,500	1,437,660

COMMON STOCKS
(continued)	Shares	Value (Note 2)

Healthcare Providers & Services — 4.9%
Aetna, Inc.	243,900	$7,731,630
Omnicare, Inc.,	983,400	23,778,612
UnitedHealth Group, Inc.,	239,900	7,312,152
WellPoint, Inc.(a)	338,400	19,725,336

		58,547,730

Hotels Restaurants & Leisure — 1.0%
Yum! Brands, Inc.,	331,700	11,599,549

Household Products — 0.8%
Kimberly-Clark Corp.	147,582	9,402,449

Independent Power Producers & Energy Traders — 1.5%
NRG Energy, Inc.(a)	745,700	17,605,977

Insurance — 4.2%
Arch Capital Group, Ltd.(a)	183,700	13,143,735
Axis Capital Holdings Ltd.	520,600	14,790,246
Berkshire Hathaway, Inc. (Class B Stock)(a)(b)	3,064	10,068,304
Travelers Cos., Inc. (The)	244,900	12,210,714

		50,212,999

Internet & Catalog Retail — 1.3%
Ticketmaster Entertainment, Inc.(a)	1,249,240	15,265,713

Internet Software & Services — 2.4%
IAC/InterActiveCorp(a)(b)	1,390,700	28,481,536

Media — 5.4%
Comcast Corp. (Class A Stock)	1,236,901	20,854,151
Liberty Global, Inc., Ser. C(a)(b)	1,158,035	25,303,065
Time Warner Cable, Inc.(b)	416,900	17,255,491

		63,412,707

Multi-Utilities — 2.1%
Sempra Energy	453,400	25,381,332

Office Electronics — 0.7%
Xerox Corp.	936,500	7,922,790

Oil, Gas & Consumable Fuels — 16.3%
Anadarko Petroleum Corp.	270,705	16,897,406
Apache Corp.	242,500	25,018,725
Canadian Natural Resources Ltd.(b)	250,600	18,030,670
EOG Resources, Inc.	203,100	19,761,630
Hess Corp.	123,800	7,489,900
Noble Energy, Inc.	187,200	13,332,384
Occidental Petroleum Corp.	292,200	23,770,470
Petroleo Brasileiro SA (Brazil), ADR	429,500	20,478,560
Suncor Energy, Inc.(b)	355,200	12,542,112
Trident Resources Corp. (Canada), Private Placement (original cost $16,980,633; purchased 3/11/05-1/05/06)(a)(c)(d)(e)	404,537	—
Williams Cos., Inc. (The)	1,116,000	23,525,280
XTO Energy, Inc.	253,800	11,809,314

		192,656,451

Pharmaceuticals — 5.2%
Mylan, Inc.(a)(b)	867,900	15,995,397
Novartis AG (Switzerland), ADR	305,200	16,612,036

SEE NOTES TO FINANCIAL STATEMENTS.

A137

VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS
(continued)	Shares	Value (Note 2)

Pharmaceuticals (continued)
Pfizer, Inc.	622,313	$11,319,874
Sanofi-Aventis SA (France), ADR	440,500	17,298,435

		61,225,742

Road & Rail — 1.5%
Union Pacific Corp.	281,700	18,000,630

Semiconductors & Semiconductor Equipment — 1.8%
Advanced Micro Devices, Inc.(a)	2,226,400	21,551,552

Software — 8.0%
CA, Inc.	1,572,700	35,322,842
Microsoft Corp.	359,200	10,952,008
Nuance Communications, Inc.(a)(b)	765,500	11,895,870
Symantec Corp.(a)(b)	2,018,500	36,110,965

		94,281,685

Thrifts & Mortgage Finance — 0.7%
People’s United Financial, Inc.	506,360	8,456,212

Wireless Telecommunication Services — 3.2%
MetroPCS Communications, Inc.(a)(b)	1,561,300	11,912,719
NII Holdings, Inc.(a)	769,597	25,843,067

		37,755,786

TOTAL COMMON STOCKS (cost $963,218,155)		1,107,275,434

CORPORATE BOND
	Principal Amount (000)#
Oil, Gas & Consumable Fuels
Trident Resources Corp. (Canada), Private Placement, 0.000%, due 8/12/12 (original cost $12,142,429; purchased 8/20/07-8/31/09)(a)(c)(d)(e)	CAD 12,925	—

CONVERTIBLE PREFERRED STOCKS — 3.0%
	Shares
Consumer Finance — 0.5%
SLM Corp.(a)	9,540	5,778,855

Diversified Financial Services — 1.4%
Bank of America Corp.	1,098,300	16,386,636

Pharmaceuticals — 1.1%
Mylan, Inc.(a)	11,040	12,633,734

TOTAL CONVERTIBLE PREFERRED STOCKS (cost $27,567,852)		34,799,225

WARRANT
	Units
Oil, Gas & Consumable Fuels
Trident Resources Corp. (Canada), Private Placement, expiring 1/1/15 (original cost $0; purchased 8/20/07)(a)(c)(d)(e)	1,043,852	—

TOTAL LONG-TERM INVESTMENTS (cost $1,002,928,436)		1,142,074,659

SHORT-TERM INVESTMENT — 11.4%
	Shares	Value (Note 2)

Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $135,344,807; includes $105,824,048 of cash collateral received for securities on loan)(f)(g)	135,344,807	$135,344,807

TOTAL INVESTMENTS (h) — 107.8% (cost $1,138,273,243)		1,277,419,466
LIABILITIES IN EXCESS OF OTHER ASSETS — (7.8)%		(92,021,576)

NET ASSETS — 100.0%		$1,185,397,890

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
CAD	Canadian Dollar

#	Principal amount shown in U.S. dollars unless otherwise stated.

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $102,150,981; cash collateral of $105,824,048 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Indicates a security that has been deemed illiquid.

(d)	Indicates a restricted security; the aggregate original cost of such securities is $29,123,062. The aggregate value of $0 is 0.0% of net assets.

(e)	The issuer has filed for bankruptcy, and has defaulted in the payment of interest on the debt instrument. The security has been fair valued at zero.

(f)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(g)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(h)	As of December 31, 2009, 3 securities representing $0 and 0.0% of the net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS.

A138

VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,107,275,434	$—	$—	**
Corporate Bond	—	—	—	**
Convertible Preferred Stocks	34,799,225	—	—
Warrant	—	—	—	**
Affiliated Money Market Mutual Fund	135,344,807	—	—

	1,277,419,466	—	—
Other Financial Instruments*	—	—	—

Total	$1,277,419,466	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock		Corporate Bond		Warrant
Balance as of 12/31/08	$1,720,388		$3,349,256		$85
Realized gain (loss)	—		—		—
Change in unrealized appreciation (depreciation)	(1,720,388)		(3,851,367)		(85)
Earned amortization/accretion	—		9,838		—
Net purchases (sales)	—		492,273		—
Transfers in and/or out of Level 3	—		—		—

Balance as of 12/31/09	$—	**	$—	**	$—	**

**	Valued at zero.

SEE NOTES TO FINANCIAL STATEMENTS.

A139

VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 was as follows:

Oil, Gas & Consumable Fuels	16.3%
Affiliated Money Market Mutual Fund (including 8.9% of collateral received for securities on loan)	11.4
Software	8.0
Pharmaceuticals	6.3
Capital Markets	5.6
Media	5.4
Healthcare Providers & Services	4.9
Food Products	4.6
Food & Staples Retailing	4.5
Insurance	4.2
Diversified Consumer Services	3.3
Wireless Telecommunication Services	3.2
Auto Components	2.5
Internet Software & Services	2.4
Diversified Financial Services	2.2
Consumer Finance	2.1
Multi-Utilities	2.1
Commercial Services & Supplies	1.9
Semiconductors & Semiconductor Equipment	1.8
Aerospace & Defense	1.5
Independent Power Producers & Energy Traders	1.5
Road & Rail	1.5
Chemicals	1.4
Internet & Catalog Retail	1.3
Electronic Equipment & Instruments	1.2
Electric Utilities	1.1
Hotels Restaurants & Leisure	1.0
Biotechnology	0.9
Household Products	0.8
Commercial Banks	0.7
Computers & Peripherals	0.7
Office Electronics	0.7
Thrifts & Mortgage Finance	0.7
Healthcare Equipment & Supplies	0.1

107.8
Liabilities in excess of other assets	(7.8)

100.0%

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$—	*	—	$—

*	Valued at zero.

For the year ended December 31, 2009, the Portfolio did not have any realized gain or (loss) on derivatives recognized in income.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrant
Equity contracts	$(85)

SEE NOTES TO FINANCIAL STATEMENTS.

A140

VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments, at value including securities on loan of $102,150,981:
Unaffiliated investments (cost $1,002,928,436)	$1,142,074,659
Affiliated investments (cost $135,344,807)	135,344,807
Cash	32,677
Receivable for investments sold	20,236,536
Dividends and interest receivable	1,354,005
Foreign tax reclaim receivable	261,649
Receivable for Series shares sold	54,464
Prepaid expenses	11,715

Total Assets	1,299,370,512

LIABILITIES
Collateral for securities on loan	105,824,048
Payable for investments purchased	7,555,697
Management fee payable	398,582
Accrued expenses and other liabilities	135,453
Payable for Series shares repurchased	57,066
Distribution fee payable	738
Affiliated transfer agent fee payable	595
Administration fee payable	443

Total Liabilities	113,972,622

NET ASSETS	$1,185,397,890

Net assets were comprised of:
Paid-in capital	$1,399,960,416
Retained earnings	(214,562,526)

Net assets, December 31, 2009	$1,185,397,890

Class I:
Net asset value and redemption price per share, $1,181,659,893 / 78,268,587 outstanding shares of beneficial interest	$15.10

Class II:
Net asset value and redemption price per share, $3,737,997 / 246,574 outstanding shares of beneficial interest	$15.16

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $26,337)	$14,257,752
Interest	1,183,725
Affiliated income from securities loaned, net	487,724
Affiliated dividend income	151,863

16,081,064

EXPENSES
Management fee	4,073,608
Distribution fee—Class II	5,688
Administration fee—Class II	3,413
Shareholders’ reports	140,000
Custodian’s fees and expenses	82,000
Insurance expenses	25,000
Trustees’ fees	20,000
Audit fee	17,000
Legal fees and expenses	15,000
Commitment fee on syndicated credit agreement	10,000
Transfer agent’s fee and expenses (including affiliated expense of $3,600) (Note 4)	10,000
Loan interest expense (Note 8)	25
Miscellaneous	13,308

Total expenses	4,415,042

NET INVESTMENT INCOME	11,666,022

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(132,511,710)
Foreign currency transactions	2,788

(132,508,922)

Net change in unrealized appreciation (depreciation) on:
Investments	482,224,778
Foreign currencies	310

482,225,088

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	349,716,166

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$361,382,188

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$11,666,022	$20,982,229
Net realized loss on investments and foreign currencies	(132,508,922)	(205,421,734)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	482,225,088	(533,239,630)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	361,382,188	(717,679,135)

DISTRIBUTIONS:
Class I	(20,940,047)	(331,218,021)
Class II	(34,913)	(495,826)

TOTAL DISTRIBUTIONS	(20,974,960)	(331,713,847)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold	11,756,400	17,037,608
Series shares issued in reinvestment of dividends and distributions	20,974,960	331,713,847
Series shares repurchased	(122,511,338)	(192,551,116)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(89,779,978)	156,200,339

TOTAL INCREASE (DECREASE) IN NET ASSETS	250,627,250	(893,192,643)
NET ASSETS:
Beginning of year	934,770,640	1,827,963,283

End of year	$1,185,397,890	$934,770,640

SEE NOTES TO FINANCIAL STATEMENTS.

A141

NOTES TO THE FINANCIAL STATEMENTS OF THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. On January 2, 2006, each Portfolio of the Series Fund changed its federal income tax status from a regulated investment company to a partnership. As a result of that conversion, the Series Fund was reorganized from a Maryland corporation to a Delaware statutory trust. Pursuant to this reorganization, the Series Fund has been renamed “The Prudential Series Fund.” The Series Fund is composed of twenty-two Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to thirteen Portfolios which are listed below along with each Portfolio’s investment objective.

Conservative Balanced Portfolio:    Total investment return consistent with a conservatively managed diversified portfolio by investing in a mix of equity-related securities, debt obligations and money market instruments.

Diversified Bond Portfolio:    High level of income over a longer term while providing reasonable safety of capital by investing in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The types of debt obligations in which the Portfolio can invest include U.S. government securities, mortgage-related securities and corporate bonds.

Equity Portfolio:    Capital appreciation by investing primarily in stocks of major, established corporations as well as small companies.

Flexible Managed Portfolio:    High total return consistent with an aggressively managed diversified portfolio by investing in a mix of equity and equity-related securities, debt obligations and money market instruments.

Global Portfolio:    Long-term growth of capital by investing primarily in equity and equity-related securities of foreign and U.S. companies.

Government Income Portfolio:    High level of income over the long-term consistent with the preservation of capital by investing primarily in intermediate and long-term U.S. government securities, including U.S. treasuries, government agency and mortgage-related securities.

High Yield Bond Portfolio:    High total return by investing primarily in medium to lower rated debt securities.

Jennison Portfolio:    Long-term growth of capital by investing primarily in equity securities of established companies that the Portfolio manager believes offer above-average growth prospects.

Money Market Portfolio:    Maximum current income consistent with the stability of capital and maintenance of liquidity by investing in high quality short-term money market securities issued by the U.S. government and its agencies, as well as commercial paper, asset backed securities, certificates of deposit and other obligations issued by banks, corporations and other companies, that generally mature in 13 months or less.

Natural Resources Portfolio:    Long-term growth of capital by investing primarily in stocks of companies that operate within, or do business with, the natural resources sector of the economy.

Small Capitalization Stock Portfolio:    Long-term growth of capital that corresponds to the price and yield performance of the Standard & Poor’s Small Capitalization Stock Index (the “S&P 600 SmallCap Index”) by investing primarily in stocks of the S&P 600 SmallCap Index.

Stock Index Portfolio:    Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

Value Portfolio:    Capital appreciation by investing in equity and equity-related securities that are considered to be undervalued.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

B1

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisors, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange, or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

The Money Market Portfolio values all of its securities of sufficient credit quality at amortized cost, which approximates fair value. Short-term debt securities that are held in the other Portfolios which mature in more than 60 days are valued at fair value and those short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

Each Portfolio may hold up to 15% of its net assets (the Money Market Portfolio may hold up to 10% of its net assets) in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities, including private placements, are valued pursuant to the valuation procedures noted above.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the

B2

collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. Certain Portfolios of the Series Fund entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Short Sales:    Certain Portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    The High Yield Bond and Money Market Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower and any other persons interpositioned between the

B3

Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

Certain Portfolios of the Series Fund entered into financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates and to manage yield curve duration. Certain Portfolios entered into equity index futures contracts to gain market exposure. The Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Options:    Certain Portfolios of the Series Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates and foreign currency exchange rates, with respect to securities which the Portfolio currently owns or intends to purchase. Certain Portfolios also used purchased options to gain exposure to certain securities and foreign currencies. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain or loss. The difference between the premium and the amount received or paid on at a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written. The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

With exchange-traded futures and options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options, and guarantees the futures and options contracts against default.

Swap Agreements:    Certain Portfolios of the Series Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent agreements between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Certain Portfolios used interest rate swaps to generate steady cash flow by receiving a stream of fixed rate payments and to increase exposure to prevailing market rates by receiving floating rate payments.

B4

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life. This risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty which may permit the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Credit Default Swaps:    Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (“credit event”) for the referenced party, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. Certain Portfolios purchased credit default swaps to provide a measure of protection against defaults of the issuers. Certain Portfolios in the Series Fund used credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Certain Portfolios took an active short position with respect to the likelihood of particular issuer’s default by selling credit default swaps. The Portfolios’ maximum risk of loss from counterparty credit risk for purchased credit default swaps is the notional value of a credit default swap agreement. A master netting arrangement between the Portfolio and the counterparty that permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection an agreed upon payment throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively increase investment risk to its portfolio because, in addition to its total net assets, a Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be equal the notional amount of the underlying security or index contract as a result of a credit event. These potential amounts will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset- backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment and/or performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates. In connection with these agreements, securities in the portfolio may be identified as collateral or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

B5

As of December 31, 2009, none of the Portfolios have met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Warrants and Rights:    Certain Portfolios of the Series Fund hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Securities Lending:    Each Portfolio of the Series Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    Certain Portfolios of the Series Fund enter into mortgage dollar rolls in which the Portfolio sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as a realized gain. The Portfolio maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level.

For Portfolios with multiple classes of shares, net investment income (loss) (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund’s understanding of the applicable country’s tax rules and regulations.

B6

Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio declares and reinvests distributions daily. The Diversified Bond, Government Income and High Yield Bond Portfolios make distributions, if any, quarterly. All other Portfolios’ distributions are generally made on an annual basis. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. (“PIM”), Jennison Associates LLC (“Jennison”), LSV Asset Management (“LSV”), Marsico Capital Management, LLC (“Marsico”), Quantitative Management Associates LLC (“QMA”), T. Rowe Price Associates, Inc. (“T. Rowe”) and William Blair & Company, L.L.C. (“William Blair”) (collectively, the “Subadvisors”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisors, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Portfolios bear all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio’s average daily net assets.

Portfolio	Management Fee	Effective Management Fee
Conservative Balanced Portfolio	0.55%	0.55%
Diversified Bond Portfolio	0.40	0.40
Equity Portfolio	0.45	0.45
Flexible Managed Portfolio	0.60	0.60
Global Portfolio	0.75	0.75
Government Income Portfolio	0.40	0.40
High Yield Bond Portfolio	0.55	0.55
Jennison Portfolio	0.60	0.60
Money Market Portfolio	0.40	0.37	†
Natural Resources Portfolio	0.45	0.45
Small Capitalization Stock Portfolio	0.40	0.40
Stock Index Portfolio	0.35% up to $4 billion
	0.30% over $4 billion	0.35
Value Portfolio	0.40	0.40

At December 31, 2009, the Subadvisors that provide investment advisory services to the Portfolios are as follows.

Where more than one Subadvisor is listed, each Subadvisor provides services to a segment of the Portfolio:

Portfolio	Subadvisor(s)
Conservative Balanced Portfolio	PIM, QMA
Diversified Bond Portfolio	PIM
Equity Portfolio	Jennison
Flexible Managed Portfolio	PIM, QMA
Global Portfolio	LSV, Marsico, QMA, T. Rowe & William Blair
Government Income Portfolio	PIM
High Yield Bond Portfolio	PIM
Jennison Portfolio	Jennison
Money Market Portfolio	PIM
Natural Resources Portfolio	Jennison
Small Capitalization Stock Portfolio	QMA
Stock Index Portfolio	QMA
Value Portfolio	Jennison

B7

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI, which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PI has voluntarily agreed to reimburse each of the following Portfolios the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceed the percentage stated below.

Portfolio	Class I Expense Limit		Class II Expense Limit
Government Income Portfolio	0.75	*%	N/A
Stock Index Portfolio	0.75	**	N/A

* Effective	July 1, 2009, the expense limitation has been removed.
** Effective	July 1, 2009, the expense limitation has been renewed.

N/A—Not	applicable—There are no Class II shares outstanding for this Portfolio.

†  PI has voluntarily agreed to limit the management fees of the Money Market Portfolio such that the 1-day yield (excluding capital gain or loss) does not fall below 0.50%. Effective March 16, 2009, May 6, 2009 and September 25, 2009, that threshold was reduced to 0.25%, 0.10% and 0.05%, respectively. The waiver/reimbursement is voluntary and may be modified or terminated by PI at any time without notice. During the year ended December 31, 2009, PI has reimbursed the Money Market Portfolio as a result of this voluntary agreement in the amount of $476,147 or 0.03% of the Money Market Portfolio average daily net assets.

PIMS, PI, PIM, QMA and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable. PIM also serves as the Series Fund’s security lending agent. For the year ended December 31, 2009, PIM was compensated as follows for these services by the Series Fund Portfolios:

Portfolio	PIM
Conservative Balanced Portfolio	$517,880
Diversified Bond Portfolio	81,331
Equity Portfolio	498,901
Flexible Managed Portfolio	389,114
Global Portfolio	95,348
Government Income Portfolio	49,525
High Yield Bond Portfolio	227,618
Jennison Portfolio	210,485
Natural Resources Portfolio	280,304
Small Capitalization Stock Portfolio	344,378
Stock Index Portfolio	730,418
Value Portfolio	205,171

B8

For the year ended December 31, 2009, Wells Fargo Advisors, LLC (“Wells Fargo”), an affiliate of PI, earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

Portfolio	Wells Fargo
Equity Portfolio	$25,193
Natural Resources Portfolio	5,898
Value Portfolio	16,432

Certain Portfolios invest in the Short-Term Bond Series, pursuant to an exemptive order received from the Securities and Exchange Commission and in the Taxable Money Market Series, each a portfolio of the Dryden Core Investment Fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2009 were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Conservative Balanced Portfolio	$3,472,864,979	$3,622,098,710
Diversified Bond Portfolio	3,416,474,438	3,397,509,296
Equity Portfolio	2,585,967,605	2,784,347,808
Flexible Managed Portfolio	5,094,802,384	5,231,291,236
Global Portfolio	255,890,614	296,331,457
Government Income Portfolio	2,562,157,425	2,619,410,508
High Yield Bond Portfolio	1,438,109,309	1,222,819,497
Jennison Portfolio	944,671,828	1,241,454,790
Natural Resources Portfolio	250,186,134	349,640,155
Small Capitalization Stock Portfolio	60,604,018	91,647,648
Stock Index Portfolio	86,802,275	185,978,605
Value Portfolio	500,118,833	599,194,542

The Conservative Balanced, Diversified Bond, Flexible Managed and Government Income Portfolios’ written options activity for the year ended December 31, 2009 were as follows:

Conservative Balanced Portfolio
	Contracts	Premiums
Balance as of December 31, 2008	—	$—
Options written	134	94,675
Options terminated in closing purchase transactions	(134)	(94,675)
Options expired	—	—

Balance as of December 31, 2009	—	$—

Diversified Bond Portfolio
	Contracts	Premiums
Balance as of December 31, 2008	—	$—
Options written	243	209,267
Options terminated in closing purchase transactions	(243)	(209,267)
Options expired	—	—

Balance as of December 31, 2009	—	$—

Flexible Managed Portfolio
	Contracts	Premiums
Balance as of December 31, 2008	—	$—
Options written	149	105,195
Options terminated in closing purchase transactions	(149)	(105,195)
Options expired	—	—

Balance as of December 31, 2009	—	$—

B9

Government Income Portfolio
	Contracts/ Notional Amount	Premiums
Balance as of December 31, 2008	—	$—
Options written	17,400,080	791,853
Options terminated in closing purchase transactions	(17,400,080)	(791,853)
Options expired	—	—

Balance as of December 31, 2009	—	$—

Note 6:	Tax Information

After January 2, 2006, all Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

Prior to January 2, 2006, each Portfolio, which was incorporated as of that date, qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax would be required in the Portfolios’ financial statements. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2009, the Equity, Jennison, Natural Resources and Value Portfolios have Class II shares outstanding.

Transactions in shares of beneficial interest of the Equity, Jennison, Natural Resources and Value Portfolios were as follows:

Equity Portfolio:
Class I	Shares	Amount
Year ended December 31, 2009:
Series shares sold	1,441,609	$26,628,310
Series shares issued in reinvestment of distributions	2,358,409	43,394,722
Series shares repurchased	(14,177,442)	(252,716,612)

Net increase (decrease) in shares outstanding	(10,377,424)	$(182,693,580)

Year ended December 31, 2008:
Series shares sold	1,436,949	$31,146,917
Series shares issued in reinvestment of distributions	17,082,227	436,963,357
Series shares repurchased	(13,934,724)	(328,218,745)

Net increase (decrease) in shares outstanding	4,584,452	$139,891,529

B10

Class II	Shares	Amount
Year ended December 31, 2009:
Series shares sold	4,210	$85,008
Series shares issued in reinvestment of distributions	164	3,037
Series shares repurchased	(8,224)	(147,394)

Net increase (decrease) in shares outstanding	(3,850)	$(59,349)

Year ended December 31, 2008:
Series shares sold	3,868	$88,780
Series shares issued in reinvestment of distributions	2,468	63,526
Series shares repurchased	(26,501)	(699,940)

Net increase (decrease) in shares outstanding	(20,165)	$(547,634)

Jennison Portfolio:
Class I	Shares	Amount
Year ended December 31, 2009:
Series shares sold	3,308,645	$53,907,199
Series shares issued in reinvestment of distributions	502,627	8,584,877
Series shares repurchased	(19,767,153)	(356,448,606)

Net increase (decrease) in shares outstanding	(15,955,881)	$(293,956,530)

Year ended December 31, 2008:
Series shares sold	3,086,340	$57,779,660
Series shares issued in reinvestment of distributions	390,007	8,646,458
Series shares repurchased	(14,586,269)	(279,799,118)

Net increase (decrease) in shares outstanding	(11,109,922)	$(213,373,000)

Class II
Year ended December 31, 2009:
Series shares sold	348,998	$5,926,922
Series shares issued in reinvestment of distributions	2,583	43,518
Series shares repurchased	(209,990)	(3,478,334)

Net increase (decrease) in shares outstanding	141,591	$2,492,106

Year ended December 31, 2008:
Series shares sold	130,219	2,480,267
Series shares issued in reinvestment of distributions	528	11,569
Series shares repurchased	(233,004)	(4,441,874)

Net increase (decrease) in shares outstanding	(102,257)	$(1,950,038)

Natural Resources Portfolio:
Class I	Shares	Amount
Year ended December 31, 2009:
Series shares sold	1,178,414	$30,529,932
Series shares issued in reinvestment of distributions	3,577,747	111,232,160
Series shares repurchased	(4,281,505)	(126,417,832)

Net increase (decrease) in shares outstanding	474,656	$15,344,260

Year ended December 31, 2008:
Series shares sold	1,084,549	$57,023,489
Series shares issued in reinvestment of distributions	3,318,624	195,367,433
Series shares repurchased	(5,486,770)	(239,959,723)

Net increase (decrease) in shares outstanding	(1,083,597)	$12,431,199

B11

Class II	Shares	Amount
Year ended December 31, 2009:
Series shares sold	1,274,171	$39,514,178
Series shares issued in reinvestment of distributions	261,886	8,100,142
Series shares repurchased	(820,865)	(24,033,382)

Net increase (decrease) in shares outstanding	715,192	$23,580,938

Year ended December 31, 2008:
Series shares sold	1,405,872	$64,916,745
Series shares issued in reinvestment of distributions	137,692	8,068,760
Series shares repurchased	(605,217)	(28,359,416)

Net increase (decrease) in shares outstanding	938,347	$44,626,089

Value Portfolio:
Class I	Shares	Amount
Year ended December 31, 2009:
Series shares sold	832,942	$10,204,405
Series shares issued in reinvestment of distributions	1,669,860	20,940,047
Series shares repurchased	(10,122,888)	(122,171,348)

Net increase (decrease) in shares outstanding	(7,620,086)	$(91,026,896)

Year ended December 31, 2008:
Series shares sold	1,009,709	$16,588,714
Series shares issued in reinvestment of distributions	17,981,434	331,218,021
Series shares repurchased	(10,948,900)	(192,163,813)

Net increase (decrease) in shares outstanding	8,042,243	$155,642,922

Class II
Year ended December 31, 2009:
Series shares sold	114,420	$1,551,995
Series shares issued in reinvestment of distributions	2,764	34,913
Series shares repurchased	(27,091)	(339,990)

Net increase (decrease) in shares outstanding	90,093	$1,246,918

Year ended December 31, 2008:
Series shares sold	36,019	$448,894
Series shares issued in reinvestment of distributions	26,744	495,826
Series shares repurchased	(22,264)	(387,303)

Net increase (decrease) in shares outstanding	40,499	$557,417

Note 8:	Borrowings and Overdrafts

The Portfolios (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15 of 1% of the unused portion of the renewed SCA. For the period from October 24, 2008 through October 21, 2009, the Portfolios paid a commitment fee of .13 of 1% of the unused portion of the agreement. The expiration date of the renewed SCA will be October 20, 2010. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

B12

The following Portfolios utilized the line of credit during the year ended December 31, 2009. The average balance outstanding is for the number of days the Portfolio had utilized the credit facility.

Portfolio	Approximate Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rates	Amount Outstanding at December 31, 2009
Diversified Bond Portfolio	$648,000	1	1.19%	$—
Jennison Portfolio	637,111	9	1.24	—
Natural Resources Portfolio	2,683,913	46	1.30	—
Small Capitalization Stock Portfolio	492,980	51	1.25	—
Value Portfolio	645,000	1	1.39	—

The average balance and weighted average interest rate on temporary overdrawn balances during the year ended December 31, 2009 were as follows:

Portfolio	Approximate Average Balance Outstanding	Weighted Average Interest Rates
Government Income Portfolio . . .	$3,964,644	2.25%

Note 9:	Ownership and Affiliates

As of December 31, 2009, all of Class I shares of each Portfolio were owned of record by the Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

Note 10:	Reorganization

On March 4, 2009, The Board of Trustees of the Fund approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of the following portfolio for shares of the acquiring portfolio and the assumption of the liabilities of the portfolio. Shareholders approved the Plan at a meeting on October 29, 2009 and the reorganization took place on November 13, 2009.

The purpose of the transaction was to combine two Portfolios with the same Investment Manager and with substantially similar investment objectives, policies and restrictions. The Acquiring Portfolio had a lower contractual investment management fee and annualized operating expense ratio as well as stronger historical investment performance.

The acquisition was accomplished by a tax-free exchange of the following shares on November 13, 2009:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
SP PIMCO High Yield Portfolio	18,076,344	High Yield Bond Portfolio	33,152,623	$157,806,487

For financial reporting purposes, assets received and shares issued by High Yield Bond Portfolio were recorded at fair value; however, the cost basis of the investments received from SP PIMCO High Yield Portfolio was carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized depreciation immediately before the acquisition were as follows:

Merged Portfolio	Net Assets	Unrealized Depreciation	Acquiring Portfolio	Net Assets
SP PIMCO High Yield Portfolio	$157,806,487	$(678,204)	High Yield Bond Portfolio	$1,723,184,886

Assuming the acquisition had been completed on January 1, 2009, High Yield Bond Portfolio’s results of operations for the year ended December 31, 2009 were as follows:

Net investment income	$160,453,467	(a)
Net realized and unrealized gain on investments	472,349,166	(b)

	$632,802,633

(a)	$149,665,312, as reported in the Statement of Operations, plus $10,726,063 Net Investment Income from SP PIMCO High Yield Portfolio pre-merger, plus $62,092 of pro-forma eliminated expenses.
(b)	$435,357,508, as reported in the Statement of Operations, plus $36,991,658 Net Realized and Unrealized Gain on Investments from SP PIMCO High Yield Portfolio pre-merger.

B13

Because both High Yield Bond Portfolio and SP PIMCO High Yield Portfolio sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of SP PIMCO High Yield Portfolio that have been included in High Yield Bond Portfolio’s Statement of Operations since November 13, 2009.

Note 11:	New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note 12:	Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolios through February 16, 2010, the date the financial statements were issued, and has determined that the following subsequent events require recognition or disclosure in the financial statements:

Based on the approval of the Board of Trustees on December 7, 2009, the following portfolios will be merged during April or May of 2010.

Merging Portfolios of The Prudential Series Fund	Acquiring Portfolios of The Prudential Series Fund
SP Davis Value Portfolio	Value Portfolio
SP Strategic Partners Focused Growth Portfolio	Jennison Portfolio

The mergers are subject to the approval of shareholders.

B14

Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2009	2008	2007(a)	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.69	$16.69	$16.21	$15.09	$15.10

Income (Loss) From Investment Operations:
Net investment income	0.39	0.50	0.50	0.48	0.38
Net realized and unrealized gain (loss) on investments	2.08	(3.98)	0.49	1.06	0.11

Total from investment operations	2.47	(3.48)	0.99	1.54	0.49

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.35)
Distributions from net realized gains	—	—	—	—	(0.15)
Distributions	(0.51)	(0.52)	(0.51)	(0.42)	—

Total dividends and distributions	(0.51)	(0.52)	(0.51)	(0.42)	(0.50)

Net Asset Value, end of year	$14.65	$12.69	$16.69	$16.21	$15.09

Total Return(b):	20.01%	(21.41)%	6.12%	10.44%	3.43%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,138.7	$1,957.5	$2,721.9	$2,770.6	$2,749.8
Ratios to average net assets(c):
Expenses	0.59%	0.59%	0.59%	0.57%	0.58%
Net investment income	2.68%	3.12%	2.95%	2.97%	2.45%
Portfolio turnover rate	250%	336%	178%	114%	110%

(a)	Calculated based upon average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	Diversified Bond Portfolio
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.89	$10.90	$10.85	$10.96	$11.28

Income (Loss) From Investment Operations:
Net investment income	0.50	0.54	0.58	0.57	0.55
Net realized and unrealized gain (loss) on investments	1.46	(0.90)	0.02	(0.05)	(0.20)

Total from investment operations	1.96	(0.36)	0.60	0.52	0.35

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.59)
Distributions from net realized gains	—	—	—	—	(0.08)
Distributions	(0.69)	(0.65)	(0.55)	(0.63)	—

Total dividends and distributions	(0.69)	(0.65)	(0.55)	(0.63)	(0.67)

Net Asset Value, end of year	$11.16	$9.89	$10.90	$10.85	$10.96

Total Return(a):	20.51%	(3.46)%	5.71%	4.98%	3.28%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,363.5	$1,134.8	$1,218.3	$1,150.4	$1,230.6
Ratios to average net assets(b):
Expenses	0.44%	0.44%	0.44%	0.45%	0.45%
Net investment income	4.79%	5.07%	5.39%	5.18%	4.81%
Portfolio turnover rate	401%	723%	476%	393%	278%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2009	2008(c)	2007	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.40	$29.67	$27.45	$24.64	$22.31

Income (Loss) From Investment Operations:
Net investment income	.16	.29	.35	.30	.24
Net realized and unrealized gain (loss) on investments	6.04	(10.52)	2.21	2.80	2.32

Total from investment operations	6.20	(10.23)	2.56	3.10	2.56

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(.23)
Distributions	(.30)	(3.04)	(.34)	(.29)	—

Total dividends and distributions	(.30)	(3.04)	(.34)	(.29)	(.23)

Net Asset Value, end of year	$22.30	$16.40	$29.67	$27.45	$24.64

Total Return(a)	38.17%	(38.16)%	9.32%	12.57%	11.47%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,195.1	$2,521.0	$4,423.9	$4,402.7	$4,283.9
Ratios to average net assets(b):
Expenses	.48%	.48%	.47%	.47%	.47%
Net investment income	.90%	1.21%	1.16%	1.10%	1.01%
Portfolio turnover rate	98%	67%	57%	60%	77%

	Equity Portfolio
	Class II
	Year Ended December 31,
	2009	2008(c)	2007	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.47	$29.81	$27.52	$24.69	$22.34

Income (Loss) From Investment Operations:
Net investment income	.09	.19	.28	.19	.12
Net realized and unrealized gain (loss) on investments	6.07	(10.61)	2.20	2.80	2.35

Total from investment operations	6.16	(10.42)	2.48	2.99	2.47

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(.12)
Distributions	(.17)	(2.92)	(.19)	(.16)	—

Total dividends and distributions	(.17)	(2.92)	(.19)	(.16)	(.12)

Net Asset Value, end of year	$22.46	$16.47	$29.81	$27.52	$24.69

Total Return(a)	37.58%	(38.47)%	8.91%	12.13%	11.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.4	$0.4	$1.3	$1.9	$2.1
Ratios to average net assets(b):
Expenses	.88%	.88%	.87%	.87%	.87%
Net investment income	.52%	.78%	.74%	.71%	.64%
Portfolio turnover rate	98%	67%	57%	60%	77%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2009	2008	2007	2006	2005(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.34	$18.30	$18.36	$16.92	$16.58

Income (Loss) From Investment Operations:
Net investment income	0.34	0.45	0.50	0.44	0.32
Net realized and unrealized gain (loss) on investments	2.05	(4.62)	0.65	1.59	0.34

Total from investment operations	2.39	(4.17)	1.15	2.03	0.66

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.32)
Distributions	(0.45)	(1.79)	(1.21)	(0.59)	—

Total dividends and distributions	(0.45)	(1.79)	(1.21)	(0.59)	(0.32)

Net Asset Value, end of year	$14.28	$12.34	$18.30	$18.36	$16.92

Total Return(b):	19.95%	(24.82)%	6.30%	12.17%	4.16%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,906.0	$2,621.6	$3,716.3	$3,723.6	$3,543.9
Ratios to average net assets(c):
Expenses	0.63%	0.64%	0.63%	0.62%	0.63%
Net investment income	2.50%	2.85%	2.53%	2.48%	1.95%
Portfolio turnover rate	248%	321%	212%	153%	126%

(a)	Calculated based upon average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	Global Portfolio
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.07	$24.62	$22.53	$18.96	$16.43

Income (Loss) From Investment Operations:
Net investment income	0.28	0.40	0.36	0.26	0.13
Net realized and unrealized gain (loss) on investments	3.75	(10.38)	2.00	3.44	2.50

Total from investment operations	4.03	(9.98)	2.36	3.70	2.63

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.10)
Distributions	(0.42)	(1.57)	(0.27)	(0.13)	—

Total dividends and distributions	(0.42)	(1.57)	(0.27)	(0.13)	(0.10)

Net Asset Value, end of year	$16.68	$13.07	$24.62	$22.53	$18.96

Total Return(a):	31.39%	(42.92)%	10.48%	19.65%	16.06%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$619.5	$512.7	$985.0	$932.9	$814.1
Ratios to average net assets(b):
Expenses	0.85%	0.84%	0.81%	0.84%	0.82%
Net investment income	1.77%	2.01%	1.43%	1.24%	0.77%
Portfolio turnover rate	50%	65%	48%	50%	155%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2009	2008		2007	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.40	$11.38		$11.26	$11.40	$11.65

Income (Loss) From Investment Operations:
Net investment income	0.37	0.45		0.53	0.54	0.49
Net realized and unrealized gain (loss) on investments	0.49	0.03		0.10	(0.13)	(0.20)

Total from investment operations	0.86	0.48		0.63	0.41	0.29

Less Dividends and Distributions:
Dividends from net investment income	—	—		—	—	(0.54)
Distributions	(0.40)	(0.46)		(0.51)	(0.55)	—

Total dividends and distributions	(0.40)	(0.46)		(0.51)	(0.55)	(0.54)

Net Asset Value, end of year	$11.86	$11.40		$11.38	$11.26	$11.40

Total Return(a):	7.71%	4.30%		5.70%	3.74%	2.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$375.4	$370.5		$340.3	$354.3	$378.2
Ratios to average net assets(b):
Expenses	0.47%	0.52	%(c)	0.52%	0.50%	0.47%
Net investment income	3.11%	3.98	%(c)	4.62%	4.75%	4.16%
Portfolio turnover rate	1179%	2707%		2377%	734%	507%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Includes interest expense of 0.03%.

	High Yield Bond Portfolio
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$3.61	$5.09	$5.33	$5.23	$5.42

Income (Loss) From Investment Operations:
Net investment income	0.41	0.41	0.40	0.39	0.38
Net realized and unrealized gain (loss) on investments	1.22	(1.48)	(0.26)	0.13	(0.20)

Total from investment operations	1.63	(1.07)	0.14	0.52	0.18

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.37)
Distributions	(0.41)	(0.41)	(0.38)	(0.42)	—

Total dividends and distributions	(0.41)	(0.41)	(0.38)	(0.42)	(0.37)

Net Asset Value, end of year	$4.83	$3.61	$5.09	$5.33	$5.23

Total Return(a):	47.16%	(22.28)%	2.62%	10.25%	3.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,938.3	$1,239.9	$1,674.0	$1,721.1	$1,635.7
Ratios to average net assets(b):
Expenses	0.58%	0.58%	0.58%	0.58%	0.58%
Net investment income	9.75%	8.78%	7.49%	7.39%	7.14%
Portfolio turnover rate	84%	61%	58%	49%	56%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2009(a)	2008(a)	2007	2006(a)	2005(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.69	$23.53	$21.07	$20.76	$18.14

Income (Loss) From Investment Operations:
Net investment income	0.08	0.10	0.10	0.06	0.02
Net realized and unrealized gain (loss) on investments	6.22	(8.84)	2.43	0.31	2.62

Total from investment operations	6.30	(8.74)	2.53	0.37	2.64

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.02)
Distributions	(0.12)	(0.10)	(0.07)	(0.06)	—

Total dividends and distributions	(0.12)	(0.10)	(0.07)	(0.06)	(0.02)

Net Asset Value, end of year	$20.87	$14.69	$23.53	$21.07	$20.76

Total Return(b):	43.03%	(37.28)%	12.00%	1.79%	14.55%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,298.7	$1,148.0	$2,100.5	$2,077.3	$2,297.0
Ratios to average net assets(c):
Expenses	0.64%	0.63%	0.62%	0.63%	0.63%
Net investment income	0.44%	0.52%	0.42%	0.29%	0.10%
Portfolio turnover rate	76%	74%	69%	67%	57%

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2009(a)	2008(a)	2007	2006(a)	2005(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$14.46	$23.17	$20.77	$20.49	$17.97

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01	0.02	— (d)	(0.02)	(0.05)
Net realized and unrealized gain (loss) on investments	6.13	(8.72)	2.40	0.30	2.57

Total from investment operations	6.14	(8.70)	2.40	0.28	2.52

Less Distributions:
Distributions	(0.05)	(0.01)	—	—	—

Net Asset Value, end of year	$20.55	$14.46	$23.17	$20.77	$20.49

Total Return(b):	42.52%	(37.55)%	11.56%	1.37%	14.02%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$20.2	$12.2	$21.9	$19.6	$18.2
Ratios to average net assets(c):
Expenses	1.04%	1.03%	1.02%	1.03%	1.03%
Net investment income (loss)	0.03%	0.12%	0.02%	(0.12)%	(0.27)%
Portfolio turnover rate	76%	74%	69%	67%	57%

(a)	Calculated based upon average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(d)	Amount is less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2009		2008	2007	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00		$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized gains	0.04		0.26	0.49	0.46	0.28
Dividends and distributions	—		—	—	—	(0.28)
Distributions	(0.04)		(0.26)	(0.49)	(0.46)	—

Net Asset Value, end of year	$10.00		$10.00	$10.00	$10.00	$10.00

Total Return(a):	0.40%		2.65%	5.06%	4.74%	2.85%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,223.4		$1,489.8	$1,289.9	$1,060.5	$851.9
Ratios to average net assets:
Expenses	0.39	%(b)	0.43%	0.43%	0.43%	0.45%
Net investment income	0.41	%(b)	2.59%	4.94%	4.68%	2.86%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of management fee waiver (Note 3). If the investment manager had not waived expenses, the expense ratio and the net investment income ratio would have been .43% and .37%, respectively for the year ended December 31, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	Natural Resources Portfolio
	Class I
	Year Ended December 31,
	2009(a)	2008(a)	2007(a)	2006(a)	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.70	$56.28	$45.67	$45.46	$31.88

Income (Loss) From Investment Operations:
Net investment income	0.15	0.22	0.43	0.35	0.33
Net realized and unrealized gain (loss) on investments	17.34	(25.97)	21.09	8.65	16.27

Total from investment operations	17.49	(25.75)	21.52	9.00	16.60

Less Dividends and Distributions:
Distributions from net realized gains	—	—	—	—	(3.02)
Distributions	(4.04)	(6.83)	(10.91)	(8.79)	—

Total dividends and distributions	(4.04)	(6.83)	(10.91)	(8.79)	(3.02)

Net Asset Value, end of year	$37.15	$23.70	$56.28	$45.67	$45.46

Total Return(b):	77.10%	(53.00)%	48.30%	22.20%	55.91%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,079.6	$677.4	$1,669.9	$1,193.0	$1,016.3
Ratios to average net assets(c):
Expenses	0.53%	0.50%	0.48%	0.49%	0.49%
Net investment income	0.51%	0.47%	0.80%	0.78%	0.66%
Portfolio turnover rate	27%	40%	39%	58%	59%

	Natural Resources Portfolio
	Class II
	Year Ended December 31,				April 28, 2005(d) through December 31, 2005
	2009(a)	2008(a)	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, beginning of period	$23.54	$55.92	$45.55	$45.32	$30.10

Income (Loss) From Investment Operations:
Net investment income	0.03	0.05	0.28	0.18	0.05
Net realized and unrealized gain (loss) on investments	17.21	(25.86)	20.92	8.64	15.17

Total from investment operations	17.24	(25.81)	21.20	8.82	15.22

Less Distributions:
Distributions	(3.90)	(6.57)	(10.83)	(8.59)	—

Net Asset Value, end of period	$36.88	$23.54	$55.92	$45.55	$45.32

Total Return(b):	76.41%	(53.19)%	47.70%	21.72%	50.56	%(e)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$92.6	$42.3	$47.9	$16.9	$5.1
Ratios to average net assets(c):
Expenses	0.93%	0.90%	0.88%	0.89%	0.89	%(f)
Net investment income	0.10%	0.12%	0.51%	0.40%	0.33	%(f)
Portfolio turnover rate	27%	40%	39%	58%	59	%(e)

(a)	Calculated based upon average shares outstanding during the year.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(d)	Commencement of offering of Class II shares.

(e)	Not annualized.

(f)	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.52	$21.31	$23.29	$21.38	$21.33

Income (Loss) From Investment Operations:
Net investment income	0.14	0.24	0.21	0.14	0.13
Net realized and unrealized gain (loss) on investments	2.70	(5.92)	(0.36)	2.95	1.30

Total from investment operations	2.84	(5.68)	(0.15)	3.09	1.43

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.13)
Distributions from net realized gains	—	—	—	—	(1.25)
Distributions	(1.53)	(3.11)	(1.83)	(1.18)	—

Total dividends and distributions	(1.53)	(3.11)	(1.83)	(1.18)	(1.38)

Net Asset Value, end of year	$13.83	$12.52	$21.31	$23.29	$21.38

Total Return(a):	25.18%	(31.04)%	(0.53)%	14.67%	7.26%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$492.2	$432.5	$699.6	$777.1	$738.3
Ratios to average net assets(b):
Expenses	0.49%	0.47%	0.46%	0.45%	0.46%
Net investment income	1.03%	1.33%	0.86%	0.59%	0.62%
Portfolio turnover rate	14%	25%	16%	12%	16%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	Stock Index Portfolio
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.76	$36.84	$35.64	$31.41	$31.29

Income (Loss) From Investment Operations:
Net investment income	0.49	0.64	0.68	0.56	0.48
Net realized and unrealized gain (loss) on investments	5.32	(14.02)	1.14	4.31	0.88

Total from investment operations	5.81	(13.38)	1.82	4.87	1.36

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.47)
Distributions from net realized gains	—	—	—	—	(0.77)
Distributions	(0.68)	(0.70)	(0.62)	(0.64)	—

Total dividends and distributions	(0.68)	(0.70)	(0.62)	(0.64)	(1.24)

Net Asset Value, end of year	$27.89	$22.76	$36.84	$35.64	$31.41

Total Return(a):	26.07%	(36.94)%	5.10%	15.54%	4.54%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,098.1	$1,815.8	$3,122.4	$3,306.4	$3,212.7
Ratios to average net assets(b):
Expenses	0.37%	0.37%	0.37%	0.37%	0.38%
Net investment income	2.06%	2.04%	1.73%	1.61%	1.52%
Portfolio turnover rate	5%	4%	3%	3%	7%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	Value Portfolio
	Class I
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.86	$23.44	$26.21	$22.95	$19.93

Income (Loss) From Investment Operations:
Net investment income	0.14	0.30	0.39	0.36	0.29
Net realized and unrealized gain (loss) on investments	4.36	(8.36)	0.42	4.11	3.03

Total from investment operations	4.50	(8.06)	0.81	4.47	3.32

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.30)
Distributions	(0.26)	(4.52)	(3.58)	(1.21)	—

Total dividends and distributions	(0.26)	(4.52)	(3.58)	(1.21)	(0.30)

Net Asset Value, end of year	$15.10	$10.86	$23.44	$26.21	$22.95

Total Return(a):	41.93%	(42.29)%	3.19%	19.94%	16.66%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,181.7	$933.1	$1,824.9	$1,975.7	$1,750.1
Ratios to average net assets(b):
Expenses	0.43%	0.43%	0.43%	0.43%	0.43%
Net investment income	1.15%	1.46%	1.35%	1.45%	1.35%
Portfolio turnover rate	51%	71%	52%	49%	56%

	Value Portfolio
	Class II
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.91	$23.51	$26.26	$22.98	$19.94

Income (Loss) From Investment Operations:
Net investment income	0.13	0.21	0.29	0.27	0.21
Net realized and unrealized gain (loss) on investments	4.33	(8.38)	0.42	4.11	3.01

Total from investment operations	4.46	(8.17)	0.71	4.38	3.22

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(0.18)
Distributions	(0.21)	(4.43)	(3.46)	(1.10)	—

Total dividends and distributions	(0.21)	(4.43)	(3.46)	(1.10)	(0.18)

Net Asset Value, end of year	$15.16	$10.91	$23.51	$26.26	$22.98

Total Return(a):	41.26%	(42.56)%	2.82%	19.43%	16.21%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3.7	$1.7	$2.7	$3.2	$3.1
Ratios to average net assets(b):
Expenses	0.83%	0.83%	0.83%	0.83%	0.83%
Net investment income	0.74%	1.08%	0.96%	1.04%	0.95%
Portfolio turnover rate	51%	71%	52%	49%	56%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statements of assets and liabilities of The Prudential Series Fund (comprised of Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Jennison Portfolio, Money Market Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio and Value Portfolio), hereafter referred to as the “Funds”, including the portfolios of investments, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2009, and the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 16, 2010

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Trustees (1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Saul K. Fenster, Ph.D. (76) No. of Portfolios Overseen: 83	Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.	Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation.

Delayne Dedrick Gold (71) No. of Portfolios Overseen: 83	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None

W. Scott McDonald, Jr. (72) No. of Portfolios Overseen: 83	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None

Thomas T. Mooney (68) No. of Portfolios Overseen: 83	Formerly Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.	None

Thomas M. O’Brien (59) No. of Portfolios Overseen: 83	President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

F. Don Schwartz (74) No. of Portfolios Overseen: 83	Management Consultant (since April 1985).	None

Interested Trustee (1)
Robert F. Gunia (63) No. of Portfolios Overseen: 83	Independent Consultant; formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008- December 2009) of Prudential Investment Management Services LLC; Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.

[1]

The year that each Trustee joined the Fund’s Board is as follows: Saul K. Fenster, 1983; Delayne Dedrick Gold, 2001; Robert F. Gunia, 2001; W. Scott McDonald, Jr., 1983; Thomas T. Mooney, 2001; Thomas M. O’Brien, 2003; F. Don Schwartz, 2003.

E1

Fund Officers [1]
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Steve Pelletier (56) President and Principal Executive Officer	President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).

Timothy S. Cronin (44) Vice President	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).

Kathryn L. Quirk (57) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC (PI) and Prudential Mutual Fund Services LLC (PMFS); Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Andrew R. French (47) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc.(PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.

Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Alan Fu (52) Assistant Treasurer	Vice President and Corporate Counsel - Tax, Prudential Financial, Inc. (since October 2003).

[1]

The year in which each individual became an Officer of the Fund is as follows: Stephen Pelletier, 2008; Timothy S. Cronin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Robert F. Gunia will be considered an Interested Trustee for at least two years after his retirement from employment by the Manager and its affiliates (which was on or about October 21, 2009). He will also be an Interested Trustee as long as he holds a beneficial interest in securities issued by the Manager or its affiliates.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Advanced Series Trust and Prudential’s Gibraltar Fund, Inc.

E2

Annuities are issued by Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992, and Prudential Annuities Life Assurance Corporation, located at One Corporate Drive, Shelton, CT, 06484. Variable annuities are distributed by Prudential Annuities Distributors, Inc., also located in Shelton, CT. Prudential Annuities is a business unit of Prudential Financial.

Variable life insurance is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992. Pruco Life Insurance Company is not licensed to do business in New York. Variable life insurance is offered through Pruco Securities LLC, 751 Broad Street, Newark, NJ 07102-3777.

All are Prudential Financial companies and each is solely responsible for its financial condition and contractual obligations.

Life insurance and annuity contracts contain exclusions, limitations, reductions of benefits and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

PRST STD

POSTAGES &

FEES PAID VON

HOFFMANN

CORPORATION

The 2009 Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available. You may call 888-778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling 877-778-5008, you can revoke or “opt out” of householding at any time.

Pru, Prudential, Prudential Financial, Rock Solid, “The Rock,” the Rock Logo and the Rock Prudential Logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

0172024-00001-00    PSF-AR-A

ANNUAL REPORT	DECEMBER 31, 2009

The Prudential Series Fund

■	SP Davis Value Portfolio

■	SP Growth Asset Allocation Portfolio

■	SP International Growth Portfolio

■	SP International Value Portfolio

■	SP Mid Cap Growth Portfolio

■	SP Prudential U.S. Emerging Growth Portfolio

■	SP Small Cap Value Portfolio

■	SP Strategic Partners Focused Growth Portfolio

Please note that inside is a Prospectus Supplement dated January 14, 2010.

This document is separate from and not part of the annual report.

0172280-00001-00

This report is one of several that provide financial information about certain investment choices available on variable life insurance and variable annuity contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you.

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable life or annuity contract. The prospectuses contain information on the investment objectives, risks, and charges and expenses of the portfolios and the contract and should be read carefully.

The contract’s prospectus contains hypothetical performance illustrations that show the effect of various assumptions regarding the cost of insurance protection. You may also obtain a personalized illustration of historical performance that reflects the cost of your contract’s insurance protection.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 and owners of variable life insurance contracts should call 800-778-2255 to obtain descriptions of the Fund’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31 is available on the website of the Commission at www.sec.gov and on the Fund’s website.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-ends on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 800-SEC-0330. Form N-Q is also available on the Fund’s website at www.prudential.com or by calling the telephone numbers referenced above.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling 888-778-2888.

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Table of Contents	Annual Report	December 31, 2009

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS
A1	Schedule of Investments and Financial Statements
B1	Notes to Financial Statements
C1	Financial Highlights
D1	Report of Independent Registered Public Accounting Firm
E1	Information about Trustees and Officers

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2009

■	DEAR CONTRACT OWNER

Our primary focus at Prudential is to help investors achieve and maintain long-term financial success. Our Prudential Series Fund annual report outlines our efforts to reach this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 130 years, and the quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is your best resource to make the most informed investment decisions to help meet your needs. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Diversification does not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Stephen Pelletier

President,

The Prudential Series Fund January 29, 2010

PRESIDENT

STEPHEN PELLETIER

The Prudential Series Fund, SP Davis Value Portfolio Subadvised by: Davis Advisors	December 31, 2009

Investment Manager’s Report - As of December 31, 2009

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Portfolio	31.26%	0.78%	1.62%
Russell 1000 ® Value Index	19.69	-0.25	2.32
S&P 500 Index	26.47	0.42	-0.88

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION

Portfolio inception: 9/22/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the SP Davis Value Portfolio rose 31.26%. The Portfolio is managed by Davis Advisors to seek growth of capital. It invests primarily in stocks of companies within the capitalization range (a measure of company size) of the Russell 1000® Value Index (the Index).

Although the markets ended 2009 decidedly higher, dramatic weakness continuing from 2008 colored the early part of the year. Markets rallied from March through year-end. Growth stocks significantly outperformed value stocks during the period, as often happens when the market changes direction. The Index returned 19.69%, led by its materials, information technology, and consumer discretionary sectors. Telecommunication services and energy had the weakest performance, although their returns were still positive.

The Portfolio’s financial companies were the strongest contributors to its return and they outperformed the corresponding sector in the Index. Moreover, the Portfolio had a higher average weighting in this sector than the Index. A payments and travel company and an investment manager were among the top contributors to the Portfolio’s performance. A Japanese insurance company and two large U.S. banks were among the largest detractors and the Portfolio sold these three positions. The second largest sector contributor to the Portfolio’s return was its energy holdings, which was also the same for the Index. Stock selection in this sector was the primary reason it outperformed the Index. Several oil and natural gas firms were among the leading contributors to the Portfolio’s performance, but one large oil firm was the largest detractor.

The Portfolio also benefited from having more than twice the representation in the information technology sector than the Index. They included major internet, software, and semiconductor chip companies, but also a large electronics conglomerate that was among the most significant detractors. The latter was sold. Although the Portfolio’s materials companies added to its return, they trailed the materials sector of the Index. The Portfolio also benefited from holding a significant representation of foreign companies, which, on average, outperformed domestic holdings.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Russell 1000 Value Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Growth Asset Allocation Portfolio Subadvised by: Quantitative Management Associates LLC	December 31, 2009

Investment Manager’s Report - As of December 31, 2009

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Portfolio	26.22%	1.59%	0.96%
Blended Index	24.64	2.39	1.71
S&P 500 Index	26.47	0.42	-0.88

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION

Portfolio inception: 9/22/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the SP Growth Asset Allocation Portfolio rose 26.22%.

The Portfolio, which is run by Quantitative Management Associates and Prudential Investments, LLC, is a “fund of funds,” which means it invests in shares of other mutual funds. The Portfolio seeks to obtain the highest potential total return consistent with a level of risk appropriate for its growth objective.

A scorching broad-based rally in global equity markets began in March 2009 and continued during the year as global economic conditions improved. Developed market equities outperformed the U.S. stock market due partially to a weakening greenback. In the United States, mid-cap stocks and the growth style of investing led gains. Emerging market stocks were the stars, returning nearly 79% overall in U.S. dollar terms as investors increasingly sought riskier assets in pursuit of higher returns.

Improving economic conditions in the United States and a search for attractive yields, among other factors, helped fuel a rally in high yield corporate bonds (commonly called “junk” bonds because they are rated below investment grade) and certain other U.S. fixed income markets that carry greater credit risk than the super-safe U.S. Treasury market, which ended 2009 in the red. Meanwhile, commodity prices mostly gained during 2009 on hopes for a global economic recovery and renewed inflation fears.

The Portfolio outperformed its blended index primarily because the mutual funds that it invested in outperformed their respective indexes. The largest positive contribution was made by the Prudential Series Fund SP PIMCO Total Return Portfolio. The other mutual funds that made positive contributions were the Prudential Series Fund Jennison Growth Portfolio, the Prudential Series Fund SP International Growth Portfolio, Prudential Series Fund SP Small Cap Value, and the Advanced Series Trust Western Asset Core Plus Bond Portfolio.

On the other hand, allocation to different classes of assets had little impact on the Portfolio’s performance versus its blended index. The Portfolio had a slightly smaller exposure than the blended index to equities in April and May, which detracted from its performance versus the blended index. The Portfolio held high yield corporate bonds, natural resources stocks, and global real estate investment trusts (REITs), which had a positive impact on its performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Blended Index consists of Russell 3000 Index (64%), a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market, Barclays Capital U.S. Aggregate Bond Index (20%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) (16%), an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP International Growth Portfolio Subadvised by: Marsico Capital Management, LLC, William Blair & Company LLC	December 31, 2009

Investment Manager’s Report - As of December 31, 2009

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Portfolio: Class I	37.15%	2.80%	-2.49%
Portfolio: Class II	36.44	2.33	-2.69
MSCI EAFE® Index (GD)	32.46	4.02	3.08

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION1

Portfolio (Class I) inception: 9/22/2000. Portfolio (Class II) inception: 10/4/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I). Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the SP International Growth Portfolio rose 37.15%, while the Class II shares rose 36.44%. The Portfolio is managed by William Blair & Company LLC and Marsico Capital Management LLC. William Blair seeks to identify companies with earnings growth potential that may not be recognized by the market at large, whereas Marsico combines macro-economic analysis with stock selection. It may take into consideration factors such as interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. William Blair managed approximately two thirds of the Portfolio’s assets for the year.

Although international markets overall had a very strong year, the first few months of the year were characterized by heightened market volatility and large downward market movements. As investors realized that the financial system was stabilizing, volatility steadily decreased and markets rebounded. The MSCI EAFE Index (the Index) returned 32.46%, led by the Pacific region excluding Japan. In a reversal from the risk aversion characterizing late 2008, investors started buying more volatile stocks in the rally that began early in March 2009, apparently believing that the economic recovery was underway. Both managers routinely invest in stocks with higher projected earnings growth and share-price volatility, which enhanced their returns during the rally.

The energy and information technology holdings of both managers advanced significantly, recovering some of the prior year’s losses. The Portfolio also benefited from its country allocations, specifically an underweight in Japan compared with the Index and allocations to emerging markets countries, such as Brazil and India that are not in the Index. For years, both managers have underweighted Japan as opportunities there with above-average growth have been difficult to find. This helped in 2009, as the Japanese market again substantially trailed global returns.

On the negative side, stocks exhibiting price momentum underperformed because of the major turn in the market in March. Consequently, William Blair’s overexposure to price momentum detracted from performance. Also, an underweight to financials hurt, as many financial firms’ stock prices recovered during 2009. An average 5% cash position detracted from returns in a rising market environment.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP International Value Portfolio Subadvised by: LSV Asset Management, Thornburg Investment Management Inc.	December 31, 2009

Investment Manager’s Report - As of December 31, 2009

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Portfolio	32.35%	5.13%	1.60%
MSCI EAFE® Index (GD)	32.46	4.02	3.08

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION

Portfolio inception: 9/22/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the SP International Value Portfolio returned 32.35%. The Portfolio is managed by LSV Asset Management and Thornburg Investment Management. LSV uses proprietary quantitative investment models, whereas Thornburg invests opportunistically using traditional fundamental securities analysis. The overall objective is long-term capital appreciation. In January 2009, Thornburg managed slightly less than two thirds of the assets, but late in the period the balance was shifted to favor LSV slightly.

International markets overall had a very strong year, with the MSCI EAFE Index (the Index) returning 32.46%, led by the Pacific region, excluding Japan. However, the first few months of the year were characterized by heightened market volatility and large downward market movements. As investors realized that the financial system was stabilizing, volatility steadily decreased and markets rebounded.

In this environment, Thornburg’s more focused strategy performed well early in the period, while LSV assumed leadership after the March 9 lows. Active managers generally found it difficult to outperform the Index as broad macroeconomic factors tended to overwhelm company-specific fundamentals. However, the stock selection of both LSV and Thornburg added value. LSV had more impact as its deep value focus (greater deviations from the market average in valuation) rebounded significantly. Both managers selected well across both countries and sectors, but the Portfolio performed particularly well in France, Japan, and the United Kingdom and in the industrials, health care, financials and consumer discretionary sectors. Country allocations, including some countries not included in the Index (China), contributed positively to relative returns. An underweight in Japan also helped as the large Japanese market substantially trailed the rest of the world. Since LSV does not deviate significantly from the Index in country exposure or invest in emerging markets, almost all of the impact from country allocation came from Thornburg.

Sector allocations detracted marginally from relative performance, largely due to Thornburg’s overweights in the telecommunications and healthcare sectors and its underweight in materials. These were somewhat mitigated by a timely underweight in utilities, one of the worst-performing sectors in the Index.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index (GD) is an unmanaged, capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Mid Cap Growth Portfolio Subadvised by: Neuberger Berman Management, Inc.	December 31, 2009

Investment Manager’s Report - As of December 31, 2009

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Portfolio	31.49%	-1.96%	-4.87%
Russell Midcap® Growth Index	46.29	2.40	-2.05
Russell Midcap® Index	40.48	2.43	4.08

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION

Portfolio inception: 9/22/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. The Russell Midcap® and Midcap® Growth Indexes are trademarks/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the SP Mid-Cap Growth Portfolio rose 31.49%. It is managed by Neuberger Berman to seek capital growth. Normally, at least 80% of its assets are invested in companies with market capitalization (a measure of company size) within the range of the Russell Midcap® Growth Index (the Index).

Although the Index was up 46.29% by the end of 2009, the year contained two very different periods—first was dramatic weakness carrying over from 2008, then a rally from March through year-end. Mid-cap stocks led and growth stocks outperformed value. Information technology and energy were the best performing Index sectors, while utilities and telecommunications were the weakest.

Generally, the rally was led by lower quality stocks, including those of the smallest companies, firms with low return on equity, those having low stock prices, and companies with no earnings. Low quality stocks tend to lead early in a recovery. The Portfolio typically does not have exposure in this area because of Neuberger Berman’s stock selection process and belief that such stocks cannot outperform over longer periods of time. Given the market environment, stock selection was weak across much of the portfolio.

The Portfolio underperformed the Index in the healthcare and information technology sectors. Healthcare was affected by the uncertainty surrounding healthcare reform and by weak earnings. The Portfolio’s medical supplies and services companies underperformed on concerns about lower hospital spending, and it sold a joint replacement design and manufacturer. Medical diagnostic holdings also were weak and missed earnings estimates.

The Portfolio’s information technology holdings, primarily software and services companies, didn’t keep pace with more volatile industries during the rally. Nonetheless, a position in a lower-cost business products and services provider was among the Portfolio’s strongest performers. Several of the high quality holdings in the industrials sector exceeded earnings expectations, but did not keep up because of the market preference for more volatile stocks. A similar story of stocks underperforming despite exceeding earnings expectations could be told about the Portfolio’s secondary education holdings that were in the consumer discretionary sector. However, retailing benefitted Portfolio performance, with a department store among the top performers. Telecommunications holdings, particularly transmission tower companies, added to performance relative to the Index, as did the absence of any utilities.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Russell Midcap Growth Index is a market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Russell Midcap Index is a market cap-weighted index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

*The Prudential Series Fund, SP Prudential U.S. Emerging Growth Portfolio Subadvised by: Jennison Associates LLC	December 31, 2009

Investment Manager’s Report - As of December 31, 2009

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Portfolio: Class I	41.89%	6.41%	1.06%
Portfolio: Class II	41.14	6.06	4.16
Russell Midcap® Growth Index	46.29	2.40	-2.05
S&P Midcap 400 Index	37.38	3.27	4.60

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION1

Portfolio (Class I) inception: 9/22/2000. Portfolio (Class II) inception: 7/9/2001. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I). The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the SP Prudential U.S. Emerging Growth Portfolio rose 41.89%, while the Class II shares rose 41.14%. The Portfolio is subadvised by Jennison Associates LLC for long-term capital appreciation.

Weak stock selection in the financials and industrials sectors detracted the most from relative return. Jennison was rewarded for strong stock selection in the telecom services sector.

One of the primary contributors to performance was a wireless communication tower operator. Expected demand growth in 2010, driven by 3G and 4G network development activity among the key wireless service providers, caused the company’s stock price to appreciate. In Jennison’s opinion, the wireless tower industry continues to represent a strong business model with both solid growth and defensive characteristics.

A Latin American wireless telecom service provider was also among the key contributors to performance. Shares appreciated significantly during the second half of the year, as the company recovered from concerns about the impact of foreign currency exchange rates and consistently delivered solid quarterly financial results despite continued pressures from the economy. In Jennison’s opinion, the company should continue to grow at a faster rate than other wireless companies despite increasing competition from other carriers offering similar service.

An energy exploration and production company also made a significant positive contribution to return. Shares benefited from strong financial results, stemming from lower costs and higher volumes, and a consequent increase in production guidance for 2010. In Jennison’s opinion, this is a high quality energy company with meaningful opportunities to continue to increase production at lower costs.

The primary individual detractor from performance in 2009 was a construction and engineering services provider. Project delays and a decrease in the company’s backlog of business caused management to reduce its earnings guidance for 2009. Jennison became concerned about the impact these delays could have on free cash flow generation and decided to exit this position in March. A property and casualty insurance company also detracted from return. While Jennison likes the company’s business model, the Portfolio sold shares in April due to liquidity concerns resulting from losses in the company’s investment portfolios and decided to revisit this investment at a later date. Another holding that hurt performance provides weight management products and services. In Jennison’s opinion, the company offers a best-in-class weight loss solution; however, Jennison exited this position in February due to the program’s weak attendance and difficulty attracting new members.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

Russell Midcap Growth Index is a market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. S&P Midcap 400 Index is a widely accepted, unmanaged total return index of 400 domestic stocks measuring the performance of the midsize company segment of the U.S. stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Small Cap Value Portfolio Subadvised by: ClearBridge Advisors, LLC, Goldman Sachs Asset Management L.P.	December 31, 2009

Investment Manager’s Report - As of December 31, 2009

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Portfolio	30.80%	0.99%	5.60%
Russell 2000® Value Index	20.58	-0.01	7.48
Russell 2500™ Index	34.39	1.58	4.42

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION

Portfolio inception: 9/22/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. The Russell 2000® Value and Russell 2500TM Index are trademark/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the SP Small Cap Value Portfolio rose 30.80%. The Portfolio is managed by ClearBridge Advisors, LLC, and Goldman Sachs Asset Management L.P. for long-term growth of capital. The Portfolio invests in the stocks of companies within the market capitalization range (a measure of company size) of the Russell 2000® Value Index (the Index). Goldman focuses on quality, purchasing well-positioned businesses at attractive valuations. ClearBridge follows a relative value approach, looking for stocks selling at lower valuations than those of comparable firms.

Although the markets ended 2009 decidedly higher, dramatic weakness continuing from 2008 colored the early part of the year. Then, markets rallied from March through year-end. Growth stocks significantly outperformed value stocks during the period, as often happens when the market changes direction. The Index returned 20.58% for the year.

The Portfolio’s substantial margin of return over the Index was primarily due to specific stocks, rather than sector or risk-factor preferences. Holdings in oil services, airlines, information services, and equity REITs, as well as the avoidance of benchmark assets in cyclical industries, all helped the Portfolio outperform the Index. Relative performance was constrained, however, by holdings in the industrial parts, computer software, and computer hardware industries.

Although overall sector weightings did not have a meaningful impact on performance, the Portfolio’s underexposure to the financial sector and overexposure to the technology sector added value, while overexposures to the industrials and energy sectors detracted. The Portfolio was less sensitive to price fluctuations in the broad market than the Index, which weighed down relative performance during the broad market rally. Although style factors did not have a significant overall impact on the Portfolio’s overall performance during the year, a slight overexposure to stocks showing recent price strength (momentum) was a drag on results, while overexposures to securities exhibiting higher growth characteristics and those with a higher level of trading volume augmented results.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Russell 2500 Index is a market cap-weighted index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Strategic Partners Focused Growth Portfolio Subadvised by: AllianceBernstein LP, Jennison Associates LLC	December 31, 2009

Investment Manager’s Report - As of December 31, 2009

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Portfolio: Class I	44.14%	3.19%	-2.12%
Portfolio: Class II	43.38	2.80	-0.76
Russell 1000® Growth Index	37.21	1.63	-4.16
S&P 500 Index	26.47	0.42	-0.88

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED SINCE INCEPTION1

Portfolio (Class I) inception: 9/22/2000. Portfolio (Class II) inception: 1/12/2001. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I). The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the SP Strategic Partners Focused Growth Portfolio’s Class I shares rose 44.14% and the Class II shares rose 43.38%.

The Portfolio, which seeks long-term growth of capital, is managed by Jennison Associates, LLC (Jennison) and Alliance Bernstein, L.P. (Alliance Bernstein), two asset managers with solid track records in the growth style of investing. The Portfolio is non-diversified, which means it can invest a relatively high percentage of its assets in a small number of companies located primarily in the United States. Jennison and Alliance Bernstein each select appropriately 20 to 30 securities for the Portfolio.

The U.S. government and the Federal Reserve took steps to steady the nation’s financial system and stimulate the economy. Both had been hurt by a protracted credit crisis. The financial system began to heal in 2009 and the economy began to tentatively emerge from the so-called “Great Recession,” even though job losses continued to climb. The favorable developments helped boost investor confidence in stocks, and a powerful rally in the U.S. stock market that began in March 2009 continued during the year. All 10 sectors of the Russell 1000 Growth Index (the Index) scored double-digit gains. The largest were from the information technology, materials, and consumer discretionary sectors, while the smallest were from the less economically sensitive utilities and consumer staples sectors.

The Portfolio beat the Index largely due to favorable stock selection, particularly in the information technology and healthcare sectors, but certain holdings in the industrials sector were a drag on its relative performance.

The Portfolio’s sector allocation strategy hurt its performance versus the Index. Compared to the Index, it had smaller exposures to the consumer cyclical and non-cyclical sectors and a larger exposure to the energy sector, all of which subtracted from its relative performance. But it benefited from an overweight exposure to information technology and underweight positions in the transportation and industrial sectors.

Many of the Portfolio’s risk exposures worked well, such as its overweight position in stocks that were heavily traded during 2009. Yet these gains were offset because it had larger exposures than the Index to firms exhibiting recent price strength and firms with bigger market capitalizations. That said, sizeable exposure to companies exhibiting solid earnings growth potential provided a tailwind to the Portfolio’s performance in 2009.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2009

SP Davis Value
Five Largest Holdings (% of Net Assets)
Occidental Petroleum Corp.	4.6%
Berkshire Hathaway, Inc. (Class A Stock)	4.3%
Costco Wholesale Corp.	4.3%
American Express Co.	4.0%
Wells Fargo & Co.	3.8%

SP Growth Asset Allocation
Five Largest Holdings (% of Net Assets)
Advanced Series Trust—Large-Cap Value Portfolio	27.9%
PSF-Jennison Portfolio (Class I)	15.9%
Advanced Series Trust—Marsico Capital Growth Portfolio	15.7%
Advanced Series Trust—AST PIMCO Total Return Bond Portfolio	13.7%
PSF-SP International Growth Portfolio (Class I)	7.7%

SP International Growth
Five Largest Holdings (% of Net Assets)
Anheuser-Busch InBev NV (Belgium)	2.6%
Telefonica SA (Spain)	2.4%
Credit Suisse Group AG (Switzerland)	2.4%
Teva Pharmaceutical Industries Ltd., ADR (Israel)	1.9%
Novo Nordisk A/S (Class B Stock) (Denmark)	1.6%

SP International Value
Five Largest Holdings (% of Net Assets)
BP PLC (United Kingdom)	1.7%
Novartis AG (Switzerland)	1.7%
BNP Paribas (France)	1.5%
Royal Dutch Shell PLC (Class B Stock) (Netherlands)	1.5%
Teva Pharmaceutical Industries Ltd., ADR (Israel)	1.3%

SP Mid Cap Growth
Five Largest Holdings (% of Net Assets)
Urban Outfitters, Inc.	2.2%
SBA Communications Corp. (Class A Stock)	2.1%
Concho Resources, Inc.	1.9%
Stericycle, Inc.	1.8%
WMS Industries, Inc.	1.7%

SP Prudential U.S. Emerging Growth
Five Largest Holdings (% of Net Assets)
NII Holdings, Inc.	3.5%
Annaly Capital Management, Inc.	3.2%
Southwestern Energy Co.	2.7%
Crown Castle International Corp.	2.5%
American Tower Corp. (Class A Stock)	2.3%

SP Small Cap Value
Five Largest Holdings (% of Net Assets)
iShares Russell 2000 Value Index Fund	1.4%
Signature Bank	1.2%
Meadowbrook Insurance Group, Inc.	1.1%
Kaiser Aluminum Corp.	0.9%
El Paso Electric Co.	0.9%

SP Strategic Partners Focused Growth
Five Largest Holdings (% of Net Assets)
Apple, Inc.	7.1%
Google, Inc. (Class A Stock)	6.7%
Hewlett-Packard Co.	5.0%
QUALCOMM, Inc.	4.9%
Schlumberger Ltd. (Netherlands)	4.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Sectors are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2009

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period
SP Davis Value (Class I)	Actual	$1,000.00	$1,241.80	0.84%	$4.75
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28
SP Growth Asset Allocation (Class I)	Actual	$1,000.00	$1,196.70	1.02%	$5.65
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19
SP International Growth (Class I)	Actual	$1,000.00	$1,212.00	0.96%	$5.35
	Hypothetical	$1,000.00	$1,020.37	0.96%	$4.89
SP International Growth (Class II)	Actual	$1,000.00	$1,207.40	1.36%	$7.57
	Hypothetical	$1,000.00	$1,018.35	1.36%	$6.92
SP International Value (Class I)	Actual	$1,000.00	$1,202.70	1.01%	$5.61
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14
SP Mid Cap Growth (Class I)	Actual	$1,000.00	$1,225.50	0.98%	$5.50
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99
SP Prudential U.S. Emerging Growth (Class I)	Actual	$1,000.00	$1,240.40	0.70%	$3.95
	Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57
SP Prudential U.S. Emerging Growth (Class II)	Actual	$1,000.00	$1,237.60	1.10%	$6.20
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60
SP Small Cap Value (Class I)	Actual	$1,000.00	$1,288.20	0.98%	$5.65
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99
SP Strategic Partners Focused Growth (Class I)	Actual	$1,000.00	$1,226.00	1.23%	$6.90
	Hypothetical	$1,000.00	$1,019.00	1.23%	$6.26
SP Strategic Partners Focused Growth (Class II)	Actual	$1,000.00	$1,224.10	1.63%	$9.14
	Hypothetical	$1,000.00	$1,016.99	1.63%	$8.29

Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2009, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

SP DAVIS VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 97.4%
COMMON STOCKS — 96.6%	Shares	Value (Note 2)

Automobile Manufacturers — 0.8%
CarMax, Inc.*(a)	63,200	$1,532,600

Banks — 1.4%
Julius Baer Group Ltd. (Switzerland)	77,400	2,722,038

Beverages — 3.0%
Coca-Cola Co. (The)	19,000	1,083,000
Diageo PLC, ADR (United Kingdom)(a)	36,300	2,519,583
Heineken Holding NV (Netherlands)	54,306	2,271,245

		5,873,828

Broadcasting — 0.4%
Grupo Televisa SA, ADR (Mexico)	42,500	882,300

Business Services — 1.5%
Iron Mountain, Inc.*(a)	127,500	2,901,900

Chemicals — 0.7%
Monsanto Co.	11,500	940,125
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	4,385	475,773

		1,415,898

Commercial Banks — 2.0%
Bank of New York Mellon Corp. (The)	144,000	4,027,680

Computers — 1.5%
Hewlett-Packard Co.	58,400	3,008,184

Containers & Packaging — 2.0%
Sealed Air Corp.	177,810	3,886,927

Cosmetics & Toiletries — 0.1%
Natura Cosmeticos SA (Brazil)	12,200	254,441

Diversified Financial Services — 1.0%
GAM Holding Ltd. (Switzerland)	77,400	937,242
Goldman Sachs Group, Inc. (The)	6,620	1,117,721

		2,054,963

Diversified Manufacturing Operations — 0.8%
Tyco International Ltd. (Switzerland)	42,428	1,513,831

Diversified Metals — 0.9%
BHP Billiton PLC (United Kingdom)	30,300	965,962
Rio Tinto PLC (United Kingdom)	16,470	889,325

		1,855,287

Electric — 0.2%
AES Corp. (The)*	28,100	374,011

Electrical Equipment — 0.4%
ABB Ltd., ADR (Switzerland)*	42,850	818,435

Electronic Equipment & Instruments — 1.2%
Agilent Technologies, Inc.*(a)	76,640	2,381,205

Entertainment & Leisure — 1.0%
Harley-Davidson, Inc.	81,800	2,061,360

Environmental Control — 1.0%
Sino-Forest Corp. (Canada)*	101,520	1,881,205
Sino-Forest Corp., 144A (Canada)*	3,400	63,003

		1,944,208

Financial Services — 10.2%
American Express Co.	193,960	7,859,259
Ameriprise Financial, Inc.	39,560	1,535,719
H&R Block, Inc.	51,300	1,160,406

COMMON STOCKS (continued)	Shares	Value (Note 2)

Financial Services (continued)
Moody’s Corp.(a)	50,900	$1,364,120
Visa, Inc. (Class A Stock)(a)	6,590	576,361
Wells Fargo & Co.	280,330	7,566,107

		20,061,972

Food — 0.2%
Hershey Co. (The)	11,960	428,048

Healthcare Providers & Services — 1.9%
Cardinal Health, Inc.	38,300	1,234,792
Express Scripts, Inc.*	28,000	2,420,600
UnitedHealth Group, Inc.	5,500	167,640

		3,823,032

Healthcare Services — 0.4%
Laboratory Corp. of America Holdings*(a)	10,400	778,336

Household Durables — 0.2%
Garmin Ltd. (Cayman Islands)	200	6,140
Hunter Douglas NV (Netherlands)	8,453	413,238

		419,378

Household Products — 1.4%
Procter & Gamble Co. (The)	45,030	2,730,169

Insurance — 11.1%
Berkshire Hathaway, Inc. (Class A Stock)*	86	8,531,200
Fairfax Financial Holdings Ltd. (Canada)(a)	1,960	764,322
Hartford Financial Services Group, Inc. (The)	36,434	847,455
Loews Corp.	139,600	5,074,460
Markel Corp.*(a)	534	181,560
Principal Financial Group, Inc.	15,200	365,408
Progressive Corp. (The)*(a)	235,300	4,233,047
Transatlantic Holdings, Inc.	37,375	1,947,611

		21,945,063

Internet & Catalog Retail — 0.2%
Liberty Media Holding Corp. — Interactive (Class A Stock)*	38,925	421,947

Internet Services — 1.7%
Google, Inc. (Class A Stock)*	5,380	3,335,492

Internet Software & Services — 0.5%
Amazon.com, Inc.*	6,590	886,487

Investment Firms — 2.5%
JPMorgan Chase & Co.	116,416	4,851,055

Machinery — 0.2%
PACCAR, Inc.	12,620	457,727

Materials — 1.0%
Martin Marietta Materials, Inc.(a)	21,100	1,886,551

Media — 3.4%
Comcast Corp. (Special Class A Stock)	75,070	1,201,871
DIRECTV (Class A Stock)*	31,105	1,037,352
Liberty Media Corp. — Starz (Class A Stock)*	3,110	143,526

SEE NOTES TO FINANCIAL STATEMENTS.

A1

SP DAVIS VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media (continued)
News Corp. (Class A Stock)	198,500	$2,717,465
Walt Disney Co. (The)	52,300	1,686,675

		6,786,889

Medical Supplies & Equipment — 1.2%
Becton, Dickinson and Co.	23,000	1,813,780
CareFusion Corp.*	19,100	477,691

		2,291,471

Metals & Mining — 1.1%
China Coal Energy Co. (Class H Stock) (Hong Kong)	1,140,700	2,069,884

Mining — 0.6%
Vulcan Materials Co.(a)	21,100	1,111,337

Oil, Gas & Consumable Fuels — 15.3%
Canadian Natural Resources Ltd. (Canada)	60,600	4,360,170
ConocoPhillips	13,568	692,918
Devon Energy Corp.	86,340	6,345,990
EOG Resources, Inc.	71,296	6,937,101
Occidental Petroleum Corp.	110,500	8,989,175
OGX Petroleo e Gas Participacoes SA (Brazil)	110,000	1,080,414
Transocean Ltd. (Switzerland)*	19,708	1,631,822

		30,037,590

Pharmaceuticals — 5.8%
Johnson & Johnson	64,400	4,148,004
Mead Johnson Nutrition Co. (Class A Stock)	14,700	642,390
Merck & Co., Inc.	131,895	4,819,443
Pfizer, Inc.	95,800	1,742,602

		11,352,439

Real Estate Operation & Development — 1.1%
Brookfield Asset Management, Inc. (Class A Stock) (Canada)	41,500	920,470
Hang Lung Group Ltd. (Hong Kong)	240,000	1,186,925

		2,107,395

Retail & Merchandising — 7.9%
Bed Bath & Beyond, Inc.*(a)	62,500	2,414,375
Costco Wholesale Corp.	143,020	8,462,493
CVS Caremark Corp.	147,310	4,744,855

		15,621,723

Semiconductors & Semiconductor Equipment — 1.5%
Texas Instruments, Inc.	114,500	2,983,870

Software — 3.7%
Activision Blizzard, Inc.*	78,300	869,913
Dun & Bradstreet Corp. (The)	28,600	2,412,982
Microsoft Corp.	128,380	3,914,306

		7,197,201

Tobacco — 0.9%
Philip Morris International, Inc.	35,765	1,723,515

Transportation — 2.7%
China Merchants Holdings International Co. Ltd. (Hong Kong)	623,661	2,011,892

COMMON STOCKS (continued)	Shares	Value (Note 2)

Transportation (continued)
China Shipping Development Co. Ltd. (Class H Stock) (Hong Kong)	426,000	$633,558
COSCO Pacific Ltd. (Bermuda)	414,255	525,728
Kuehne & Nagel International AG (Switzerland)	11,445	1,112,788
LLX Logistica SA (Brazil)*	24,800	144,014
United Parcel Service, Inc. (Class B Stock)	16,800	963,816

		5,391,796

TOTAL COMMON STOCKS (cost $140,689,156)		190,209,463

Interest Rate	Maturity Date	Moody’s Rating† (Unaudited)	Principal Amount (000)#

CORPORATE BOND — 0.6%
Entertainment & Leisure
Harley-Davidson, Inc., Sr. Unsec’d. Notes (cost $1,000,000)(g)
15.00%	02/01/14	BBB(d)	$1,000	1,224,015

CONVERTIBLE BOND — 0.2%
Environmental Control
Sino-Forest Corp. (Canada) (cost $357,000)(g)
5.00%	08/01/13	Ba2	357	421,706

TOTAL LONG-TERM INVESTMENTS (cost $142,046,156)				191,855,184

			Shares

SHORT-TERM INVESTMENT — 12.1%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $23,781,395; includes $18,598,475 of cash collateral for securities on loan)(b)(w)(Note 4)			23,781,395	23,781,395

TOTAL INVESTMENTS(o) — 109.5% (cost $165,827,551)				215,636,579
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.5)%				(18,751,263)

NET ASSETS — 100.0%				$196,885,316

The following abbreviations are used in the Portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt

#	Principal amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A2

SP DAVIS VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

†	The rating reflected is as of December 31, 2009. Rating of certain bonds may have changed subsequent to that date.

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $17,987,157; cash collateral of $18,598,475 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Standard & Poor’s rating.

(g)	Indicates a security that has been deemed illiquid.

(o)	As of December 31, 2009, 11 securities representing $13,017,787 and 6.6% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$177,191,676	$13,017,787	$—
Corporate Bond	—	1,224,015	—
Convertible Bond	—	421,706	—
Affiliated Money Market Mutual Fund	23,781,395	—	—

	200,973,071	14,663,508	—
Other Financial Instruments*	—	—	—

Total	$200,973,071	$14,663,508	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Oil, Gas & Consumable Fuels	15.3%
Affiliated Money Market Mutual Fund (9.4% represents investments purchased with collateral from securities on loan)	12.1
Insurance	11.1
Financial Services	10.2
Retail & Merchandising	7.9
Pharmaceuticals	5.8
Software	3.7
Media	3.4
Beverages	3.0
Transportation	2.7
Investment Firms	2.5
Commercial Banks	2.0
Containers & Packaging	2.0
Healthcare Providers & Services	1.9
Internet Services	1.7
Entertainment & Leisure	1.6
Computers	1.5
Semiconductors & Semiconductor Equipment	1.5
Business Services	1.5
Household Products	1.4
Banks	1.4
Electronic Equipment & Instruments	1.2
Medical Supplies & Equipment	1.2
Environmental Control	1.2
Real Estate Operation & Development	1.1
Metals & Mining	1.1
Diversified Financial Services	1.0
Materials	1.0
Diversified Metals	0.9
Tobacco	0.9
Automobile Manufacturers	0.8
Diversified Manufacturing Operations	0.8
Chemicals	0.7
Mining	0.6
Internet Software & Services	0.5
Broadcasting	0.4
Electrical Equipment	0.4
Healthcare Services	0.4
Machinery	0.2
Foods	0.2
Internet & Catalog Retail	0.2
Household Durables	0.2
Electric	0.2
Cosmetics & Toiletries	0.1

109.5
Liabilities in excess of other assets	(9.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A3

SP DAVIS VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value, including securities on loan of $17,987,157:
Unaffiliated investments (cost $142,046,156)	$191,855,184
Affiliated investments (cost $23,781,395)	23,781,395
Foreign currency, at value (cost $32)	32
Dividends and interest receivable	183,196
Receivable for investments sold	108,522
Tax reclaim receivable	36,571
Prepaid expenses	1,700
Receivable for Series shares sold	470

Total Assets	215,967,070

LIABILITIES
Collateral for securities on loan	18,598,475
Payable for investments purchased	193,412
Management fee payable	124,065
Payable for Series shares repurchased	89,555
Accrued expenses and other liabilities	49,983
Payable to custodian	23,668
Deferred trustees’ fees	2,001
Affiliated transfer agent fees payable	595

Total Liabilities	19,081,754

NET ASSETS	$196,885,316

Net assets were comprised of:
Paid-in capital	$171,560,067
Retained earnings	25,325,249

Net assets, December 31, 2009	$196,885,316

Net asset value and redemption price per share, $196,885,316 / 22,676,046 outstanding shares of beneficial interest	$8.68

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $31,556 foreign withholding tax)	$2,732,494
Interest income	153,546
Affiliated income from securities lending, net	93,663
Affiliated dividend income	48,267

3,027,970

EXPENSES
Management fee	1,282,791
Custodian’s fees and expenses	70,000
Shareholders’ reports	37,000
Audit fee	20,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,600) (Note 4)	10,000
Legal fees and expenses	5,000
Insurance expenses	4,000
Commitment fee on syndicated credit agreement	2,000
Miscellaneous	10,827

Total expenses	1,451,618

NET INVESTMENT INCOME	1,576,352

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(21,638,066)
Foreign currency transactions	(14,128)

(21,652,194)

Net change in unrealized appreciation (depreciation) on:
Investments	68,365,542
Foreign currencies	1,280

68,366,822

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	46,714,628

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,290,980

STATEMENT OF CHANGES IN NET ASSETS:

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,576,352	$2,765,033
Net realized loss on investment and foreign currency transactions	(21,652,194)	(4,190,693)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	68,366,822	(113,459,269)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	48,290,980	(114,884,929)

DISTRIBUTIONS	(2,763,578)	(18,966,489)

SERIES SHARE TRANSACTIONS:
Series shares sold [877,931 and 892,207 shares, respectively]	6,153,372	8,010,655
Series shares issued in reinvestment of distributions [384,364 and 1,787,605 shares, respectively]	2,763,578	18,966,489
Series shares repurchased [3,185,155 and 3,833,951 shares, respectively]	(22,870,308)	(36,829,057)

DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(13,953,358)	(9,851,913)

TOTAL INCREASE (DECREASE) IN NET ASSETS	31,574,044	(143,703,331)
NET ASSETS:
Beginning of year	165,311,272	309,014,603

End of year	$196,885,316	$165,311,272

SEE NOTES TO FINANCIAL STATEMENTS.

A4

SP GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 99.6%	Shares	Value (Note 2)
AFFILIATED MUTUAL FUNDS
Advanced Series Trust —
AST Global Real Estate Portfolio	1,103,481	$7,602,981
AST Large-Cap Value Portfolio	18,583,673	221,145,705
AST Marsico Capital Growth Portfolio	7,649,755	124,461,509
AST PIMCO Total Return Bond Portfolio	9,280,796	108,585,318
AST Small-Cap Growth Portfolio	1,427,641	21,400,344
AST Western Asset Core Plus Bond Portfolio	2,709,396	27,039,775
The Prudential Series Fund —
High Yield Bond Portfolio	552,806	2,672,652
Jennison Portfolio (Class I)	6,038,446	126,022,371
Money Market Portfolio	6,451	64,510
Natural Resources Portfolio (Class I)	196,568	7,302,512
SP International Growth Portfolio (Class I)	13,202,854	61,129,215
SP International Value Portfolio	9,507,995	60,375,765
SP Small Cap Value Portfolio	2,208,979	21,625,900

TOTAL LONG-TERM INVESTMENTS (cost $809,749,104)		789,428,557

SHORT-TERM INVESTMENT — 0.4%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $3,558,105) (Note 4)	3,558,105	3,558,105

TOTAL INVESTMENTS — 100.0% (cost $813,307,209)(a)		792,986,662
LIABILITIES IN EXCESS OF OTHER ASSETS		(187,213)

NET ASSETS — 100.0%		$792,799,449

(a)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager/co-manager of the underlying portfolios in which the Portfolio invests.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$789,428,557	$—	$—
Affiliated Money Market Mutual Fund	3,558,105	—	—

	792,986,662	—	—
Other Financial Instruments*	—	—	—

Total	$792,986,662	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Investment Type
Large/Mid-Cap Growth	31.6%
Large/Mid-Cap Value	27.9
Core Bonds	17.1
International Growth	7.7
International Value	7.6
Small-Cap Growth	2.7
Small-Cap Value	2.7
Sector	1.9
High Yield	0.4
Money Market	— (b)

99.6
Short-Term Investment	0.4

100.0%

(b)	Less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS.

A5

SP GROWTH ASSET ALLOCATION PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Affiliated investments, at value (cost $813,307,209)	$792,986,662
Cash	7,360
Receivable for Series shares sold	17,807
Prepaid expenses	8,057
Dividends receivable	193

Total Assets	793,020,079

LIABILITIES
Payable for Series shares repurchased	142,701
Accrued expenses and other liabilities	43,011
Management fee payable	33,563
Deferred trustees’ fees	760
Affiliated transfer agent fee payable	595

Total Liabilities	220,630

NET ASSETS	$792,799,449

Net assets were comprised of:
Paid-in capital	$872,887,234
Retained earnings	(80,087,785)

Net assets, December 31, 2009	$792,799,449

Net asset value and redemption price per share, $792,799,449 / 98,741,281 outstanding shares of beneficial interest	$8.03

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

INVESTMENT INCOME
Affiliated dividend income	$15,728,535

EXPENSES
Management fee	353,640
Custodian’s fees and expenses	57,000
Shareholders’ reports	42,000
Audit fee	17,000
Insurance expenses	17,000
Transfer agent’s fee and expenses (including affiliated expense of $3,600) (Note 4)	10,000
Commitment fee on syndicated credit agreement	8,000
Trustees’ fees	7,000
Legal fees and expenses	5,000
Loan interest expense (Note 8)	4
Miscellaneous	8,591

Total expenses	525,235

NET INVESTMENT INCOME	15,203,300

NET REALIZED AND UNREALIZED GAIN (LOSS) ON AFFILIATED INVESTMENTS
Net realized loss on investment transactions	(77,659,954)
Net capital gain distributions received	4,004,298

(73,655,656)

Net change in unrealized appreciation (depreciation) on investments	226,168,654

NET GAIN ON INVESTMENTS	152,512,998

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$167,716,298

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$15,203,300	$15,546,603
Net realized gain (loss) on investment transactions	(73,655,656)	10,167,335
Net change in unrealized appreciation (depreciation) on investments	226,168,654	(450,725,970)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	167,716,298	(425,012,032)

DISTRIBUTIONS	(25,712,126)	(116,144,619)

SERIES SHARE TRANSACTIONS:
Series shares sold [3,177,301 and 3,093,662 shares, respectively]	21,824,902	27,735,159
Series shares issued in reinvestment of distributions [3,748,123 and 11,998,411 shares, respectively]	25,712,126	116,144,619
Series shares repurchased [13,490,422 and 17,822,457 shares, respectively]	(91,581,608)	(160,542,195)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(44,044,580)	(16,662,417)

TOTAL INCREASE (DECREASE) IN NET ASSETS	97,959,592	(557,819,068)
NET ASSETS:
Beginning of year	694,839,857	1,252,658,925

End of year	$792,799,449	$694,839,857

SEE NOTES TO FINANCIAL STATEMENTS.

A6

SP INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 97.1%
COMMON STOCKS — 97.1%	Shares	Value (Note 2)

Australia — 2.4%
BHP Billiton Ltd., ADR(a)	15,864	$1,214,865
CSL Ltd.	32,508	945,313
Woolworths Ltd.	36,974	927,336
WorleyParsons Ltd.	38,798	1,007,411

		4,094,925

Belgium — 2.6%
Anheuser-Busch InBev NV	88,579	4,585,479

Brazil — 5.9%
BM&F BOVESPA SA	193,626	1,362,389
Cyrela Brazil Realty SA	62,600	880,930
Gafisa SA	54,400	882,399
Itau Unibanco Holding SA, ADR	27,024	617,228
JBS SA	65,400	350,102
OGX Petroleo e Gas Participacoes SA	110,000	1,080,413
PDG Realty SA Empreendimentos e Participacoes	57,500	573,018
Petroleo Brasileiro SA (PRFC Shares)	68,542	1,444,461
Petroleo Brasileiro SA, ADR	28,623	1,364,745
Vale SA, ADR(a)	30,000	870,900
Weg SA	82,400	870,856

		10,297,441

Canada — 4.3%
Brookfield Asset Management, Inc. (Class A Stock)	51,897	1,151,076
Canadian National Railway Co.	39,933	2,170,758
Goldcorp, Inc.(a)	31,995	1,258,683
Research In Motion Ltd.*	16,486	1,113,464
Royal Bank of Canada	21,012	1,133,123
Tim Hortons, Inc.	22,648	695,779

		7,522,883

Cayman Islands — 0.3%
Baidu, Inc., ADR*(a)	1,350	555,160
Chaoda Modern Agriculture Holdings Ltd.	12,000	12,774

		567,934

China — 2.1%
China Life Insurance Co. Ltd. (Class H Stock)	285,000	1,394,583
China Railway Construction Corp. (Class H Stock)	756,500	963,973
Ctrip.com International Ltd., ADR*(a)	7,700	553,322
Longtop Financial Technologies Ltd., ADR*(a)	10,790	399,446
Tencent Holdings Ltd.	17,700	382,810

		3,694,134

Denmark — 2.2%
Novo Nordisk A/S (Class B Stock)	42,860	2,736,256
Novozymes A/S (Class B Stock)	3,100	322,517
Vestas Wind Systems A/S*	12,767	777,290

		3,836,063

COMMON STOCKS (continued)	Shares	Value (Note 2)

France — 6.0%
Accor SA	6,161	$337,143
Alstom SA	38,505	2,692,878
AXA SA	45,587	1,070,336
BNP Paribas	7,071	560,857
Iliad SA	10,103	1,207,348
Publicis Groupe SA	6,933	281,896
Schneider Electric SA	23,305	2,709,732
Vinci SA	27,737	1,560,790

		10,420,980

Germany — 6.2%
BASF SE	32,741	2,026,361
Daimler AG	41,482	2,209,481
E.ON AG	27,185	1,141,064
Infineon Technologies AG*	175,604	976,951
MAN SE	16,060	1,246,129
Metro AG	14,260	870,897
SAP AG	32,998	1,573,117
ThyssenKrupp AG	17,143	644,444

		10,688,444

Hong Kong — 4.5%
ASM Pacific Technology Ltd.	60,500	572,007
Cheung Kong Holdings Ltd.	93,000	1,195,067
China Overseas Land & Investment Ltd.	528,000	1,106,311
China Resources Enterprise	84,000	305,162
CNOOC Ltd.	1,192,800	1,858,313
Esprit Holdings Ltd.	1,864	12,367
Hang Lung Properties Ltd.	73,000	286,186
Li & Fung Ltd.	302,000	1,248,600
Li Ning Co. Ltd.	320,500	1,215,277

		7,799,290

India — 2.6%
HDFC Bank Ltd., ADR(a)	5,684	739,375
ICICI Bank Ltd., ADR(a)	31,266	1,179,041
Infosys Technologies Ltd., ADR	29,763	1,645,001
Reliance Industries Ltd., GDR, 144A*	19,250	902,249

		4,465,666

Indonesia — 0.6%
Bank Rakyat Indonesia	1,280,500	1,029,181

Ireland — 2.6%
Covidien PLC	12,800	612,992
CRH PLC	57,744	1,570,024
Experian PLC	94,629	934,716
Ryanair Holdings PLC, ADR*	51,272	1,375,115

		4,492,847

Israel — 1.9%
Teva Pharmaceutical Industries Ltd., ADR	59,441	3,339,395

Italy — 1.6%
Fiat SpA*	61,688	902,739
Saipem SpA	56,042	1,934,032

		2,836,771

SEE NOTES TO FINANCIAL STATEMENTS.

A7

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan — 11.2%
Canon, Inc.	40,300	$1,714,300
Daikin Industries Ltd.	43,300	1,710,230
Daiwa Securities Group, Inc.	115,000	578,754
FamilyMart Co. Ltd.	18,300	540,245
Fast Retailing Co. Ltd.	5,100	958,491
Honda Motor Co. Ltd.	60,400	2,049,293
Hoya Corp.	44,500	1,187,372
Jupiter Telecommunications Co. Ltd.	1,171	1,158,734
Keyence Corp.	7,300	1,515,069
Kurita Water Industries Ltd.	48,500	1,523,751
Marubeni Corp.	231,000	1,276,039
Mitsubishi Corp.	70,700	1,761,037
Mizuho Financial Group, Inc.	346,500	623,112
Nintendo Co. Ltd.	1,400	334,372
Nippon Electric Glass Co. Ltd.	74,000	1,018,527
Sumco Corp.	16,600	293,329
Terumo Corp.	19,100	1,151,155

		19,393,810

Mexico — 0.7%
Cemex SAB de CV, ADR*	76,425	903,344
Wal-Mart de Mexico SAB de CV (Class V Stock)	67,200	299,477

		1,202,821

Netherlands — 1.6%
Akzo Nobel NV	13,534	897,505
ASML Holding NV	21,118	721,006
Qiagen NV*	53,807	1,211,760

		2,830,271

Singapore — 2.7%
CapitaLand Ltd.	860,500	2,552,726
Noble Group Ltd.	637,000	1,461,120
Wilmar International Ltd.	133,000	604,752

		4,618,598

South Africa — 1.0%
Naspers Ltd. (Class N Stock)	42,500	1,719,982

South Korea — 1.1%
Hyundai Motor Co.*	18,636	1,929,043

Spain — 5.0%
Banco Bilbao Vizcaya Argentaria SA	31,774	579,081
Banco Santander SA	98,337	1,624,985
Industria de Diseno Textil SA	37,494	2,341,592
Telefonica SA	149,403	4,181,643

		8,727,301

Switzerland — 9.2%
ABB Ltd.*	105,580	2,034,456
Actelion Ltd.*	25,045	1,337,664
Credit Suisse Group AG	83,121	4,117,928
Julius Baer Group Ltd.	31,001	1,090,257
Lonza Group AG	9,775	688,737
Nestle SA	21,693	1,052,840
Novartis AG	26,873	1,467,514
Roche Holding AG	10,114	1,729,624

COMMON STOCKS (continued)	Shares	Value (Note 2)

Switzerland (continued)
Sonova Holding AG	5,608	$679,410
Syngenta AG	2,104	594,186
Zurich Financial Services AG	5,304	1,159,580

		15,952,196

Taiwan — 1.9%
Hon Hai Precision Industry Co. Ltd.	202,362	946,377
MediaTek, Inc.	71,218	1,237,381
Taiwan Semiconductor Manufacturing Co. Ltd.	537,824	1,083,971

		3,267,729

Turkey — 0.6%
Turkiye Garanti Bankasi A/S	238,518	1,011,896

United Kingdom — 15.3%
AMEC PLC	65,828	838,679
Amlin PLC	100,828	582,190
Autonomy Corp. PLC*	87,008	2,112,934
Barclays PLC	294,035	1,295,651
BG Group PLC	125,175	2,260,191
British Sky Broadcasting Group PLC	222,399	2,008,885
Cairn Energy PLC*	176,270	943,623
Capita Group PLC (The)	87,163	1,053,930
Compass Group PLC	77,519	554,764
HSBC Holdings PLC (XHKG)	98,336	1,118,566
HSBC Holdings PLC (XLON)	179,346	2,046,037
Petrofac Ltd.	58,916	986,248
Reckitt Benckiser Group PLC	50,385	2,727,340
Rolls-Royce Group PLC*	232,865	1,813,415
Rolls-Royce Group PLC (Class C Stock)*	22,107,000	35,707
Rotork PLC	31,604	603,891
Standard Chartered PLC	72,010	1,817,954
Tesco PLC	82,677	570,370
Tullow Oil PLC	64,906	1,361,753
Vedanta Resources PLC	42,011	1,757,143

		26,489,271

United States — 1.0%
Transocean Ltd.*	21,641	1,791,875

TOTAL COMMON STOCKS (cost $127,264,730)		168,606,226

RIGHTS*	Units
Brazil
JBS SA, expiring 01/29/10 (cost $0)	94	—

TOTAL LONG-TERM INVESTMENTS (cost $127,264,730)		168,606,226

SEE NOTES TO FINANCIAL STATEMENTS.

A8

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

SHORT-TERM INVESTMENT — 5.9%	Shares	Value (Note 2)

AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $10,299,741; includes $4,965,587 of cash collateral for securities on loan)(b)(w)(Note 4)	10,299,741	$10,299,741

TOTAL INVESTMENTS(o) — 103.0% (cost $137,564,471)		178,905,967
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.0)%		(5,244,067)

NET ASSETS — 100.0%		$173,661,900

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PRFC	Preference Shares
REIT	Real Estate Investment Trust
XHKG	Hong Kong Stock Exchange
XLON	London Stock Exchange

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $4,846,077; cash collateral of $4,965,587 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(o)	As of December 31, 2009, 103 securities representing $134,149,281 and 77.2% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks:
Australia	$1,214,865	$2,880,060	$—
Belgium	—	4,585,479	—
Brazil	10,297,441	—	—
Canada	7,522,883	—	—
Cayman Islands	555,160	12,774	—
China	952,768	2,741,366	—
Denmark	—	3,836,063	—
France	—	10,420,980	—
Germany	—	10,688,444	—
Hong Kong	—	7,799,290	—
India	4,465,666	—	—
Indonesia	—	1,029,181	—
Ireland	1,988,107	2,504,740	—
Israel	3,339,395	—	—
Italy	—	2,836,771	—
Japan	—	19,393,810	—
Mexico	1,202,821	—	—
Netherlands	—	2,830,271	—
Singapore	—	4,618,598	—
South Africa	—	1,719,982	—
South Korea	—	1,929,043	—
Spain	—	8,727,301	—
Switzerland	1,090,257	14,861,939	—
Taiwan	—	3,267,729	—
Turkey	—	1,011,896	—
United Kingdom	—	26,489,271	—
United States	1,791,875	—	—
Rights	—	—	—	**
Affiliated Money Market Mutual Fund	10,299,741	—	—

	44,720,979	134,184,988	—
Other Financial Instruments*	—	—	—

Total	$44,720,979	$134,184,988	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stocks
Balance as of 12/31/08	$761,640
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	(761,640)

Balance as of 12/31/09	$—

**	As of December 31, 2009, the Portfolio had one Level 3 security with a fair value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.

A9

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Oil, Gas & Consumable Fuels	9.8%
Financial Services	9.7
Pharmaceuticals	6.8
Affiliated Money Market Mutual Fund (2.9% represents investments purchased with collateral from securities on loan)	5.9
Computers	5.2
Real Estate Operation & Development	4.5
Automobile Manufacturers	4.1
Electronic Components	3.6
Construction	3.6
Banks	3.0
Machinery	2.7
Beverages	2.6
Foods	2.4
Chemicals	2.4
Insurance	2.4
Telecommunications	2.4
Metals & Mining	2.2
Commercial Banks	2.2
Consumer Products & Services	2.2
Building Materials	1.9
Semiconductors	1.7
Media	1.7
Retail & Merchandising	1.6
Transportation	1.2
Broadcasting	1.2
Healthcare Products	1.1
Aerospace & Defense	1.0
Office Equipment	1.0
Industrial Machinery	0.9
Holding Companies—Diversified	0.8
Airlines	0.8
Biotechnology	0.8
Conglomerates	0.7
Distribution/Wholesale	0.7
Specialty Retail	0.7
Apparel	0.7
Mineral Resources	0.7
Electronics	0.7
Utilities	0.6
Commercial Services	0.6
Clothing & Apparel	0.5
Oil & Gas	0.5
Internet Software & Services	0.5
Medical Products	0.4
Steel Producers/Products	0.4
Agriculture	0.4
Instruments—Controls	0.4
Business Services	0.3
Hotels, Restaurants & Leisure	0.2
Entertainment & Leisure	0.2
Diversified Operations	0.2
Advertising	0.2

103.0
Liabilities in excess of other assets	(3.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A10

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk.

The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$—	*	—	$—

*	Includes one security with a fair value of $0.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Forward Currency Contracts
Foreign exchange contracts	$—	$3,814
Equity contracts	85,218	—

Total	$85,218	$3,814

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Forward Currency Contracts
Foreign exchange contracts	$—	$37,327
Equity contracts	—	—

Total	—	$37,327

For the year ended December 31, 2009, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $2,304,979 and the average value at settlement date receivable for forward foreign currency exchange sale contracts was $2,300,931.

SEE NOTES TO FINANCIAL STATEMENTS.

A11

SP INTERNATIONAL GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value, including securities on loan of $4,846,077:
Unaffiliated investments (cost $127,264,730)	$168,606,226
Affiliated investments (cost $10,299,741)	10,299,741
Foreign currency, at value (cost $821,889)	831,656
Tax reclaim receivable	1,073,002
Receivable for investments sold	209,754
Dividends receivable	105,644
Prepaid expenses	4,782
Receivable for Series shares sold	172

Total Assets	181,130,977

LIABILITIES
Collateral for securities on loan	4,965,587
Payable for investments purchased	1,996,286
Payable for Series shares repurchased	158,658
Management fee payable	124,421
Accrued expenses and other liabilities	110,637
Payable to custodian	109,192
Distribution fee payable	2,313
Administration fee payable	1,388
Affiliated transfer agent fees payable	595

Total Liabilities	7,469,077

NET ASSETS	$173,661,900

Net assets were comprised of:
Paid-in capital	$229,879,471
Retained earnings	(56,217,571)

Net assets, December 31, 2009	$173,661,900

Class I:
Net asset value and redemption price per share, $162,517,012 / 35,136,004 outstanding shares of beneficial interest	$4.63

Class II:
Net asset value and redemption price per share, $11,144,888 / 2,454,410 outstanding shares of beneficial interest	$4.54

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $457,773 foreign withholding tax)	$4,624,392
Affiliated dividend income	51,499
Affiliated income from securities lending, net	33,862

4,709,753

EXPENSES
Management fee	1,844,308
Distribution fee—Class II	24,590
Administration fee—Class II	14,754
Custodian’s fees and expenses	176,000
Shareholders’ reports	46,000
Audit fee	31,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,600) (Note 4)	10,000
Legal fees and expenses	6,000
Insurance expenses	5,000
Commitment fee on syndicated credit agreement	4,000
Loan interest expense (Note 8)	959
Miscellaneous	24,603

Total expenses	2,197,214

NET INVESTMENT INCOME	2,512,539

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(17,202,910)
Foreign currency transactions	(893,648)

(18,096,558)

Net change in unrealized appreciation (depreciation) on:
Investments	86,134,131
Foreign currencies	184,558

86,318,689

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	68,222,131

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,734,670

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,512,539	$4,894,643
Net realized loss on investment and foreign currency transactions	(18,096,558)	(74,000,995)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	86,318,689	(161,195,020)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	70,734,670	(230,301,372)

DISTRIBUTIONS
Class I	(4,665,219)	(70,133,161)
Class II	(129,607)	(5,535,160)

TOTAL DISTRIBUTIONS	(4,794,826)	(75,668,321)

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold	27,320,659	53,349,858
Series shares issued in reinvestment of distributions	4,794,826	75,668,321
Series shares repurchased	(141,293,319)	(137,692,011)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(109,177,834)	(8,673,832)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(43,237,990)	(314,643,525)
NET ASSETS:
Beginning of year	216,899,890	531,543,415

End of year	$173,661,900	$216,899,890

SEE NOTES TO FINANCIAL STATEMENTS.

A12

SP INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 98.6%
COMMON STOCKS — 98.6%	Shares	Value (Note 2)

Australia — 4.3%
AWB Ltd.*	328,700	$331,599
BHP Billiton Ltd.	51,542	1,972,338
Challenger Financial Services Group Ltd.	190,900	718,536
Downer EDI Ltd.	109,200	909,425
Emeco Holdings Ltd.	611,315	432,582
Goodman Fielder Ltd.	339,700	494,671
Macquarie Group Ltd.	13,200	565,569
Metcash Ltd.	131,700	528,084
Onesteel Ltd.	214,500	644,267
Pacific Brands Ltd.*	502,100	506,481
Tabcorp Holdings Ltd.	142,800	885,978
Telstra Corp. Ltd.	236,900	728,318

		8,717,848

Austria — 0.2%
Voestalpine AG	12,200	445,709

Belgium — 1.1%
AGFA-Gevaert NV*	84,400	544,053
Delhaize Group SA	13,100	1,002,140
Dexia NV/SA*	24,800	156,110
Solvay SA	5,100	549,246

		2,251,549

Brazil — 2.2%
BM&F BOVESPA SA	155,650	1,095,182
Embraer-Empresa Brasileira de Aeronautica SA, ADR	30,840	681,873
Natura Cosmeticos SA	53,800	1,122,044
Petroleo Brasileiro SA, ADR	32,390	1,544,355

		4,443,454

Canada — 2.8%
Canadian National Railway Co.	32,760	1,796,107
Canadian Natural Resources Ltd.	21,689	1,576,100
Potash Corp. of Saskatchewan, Inc.	11,360	1,232,560
Rogers Communications, Inc. (Class B Stock)	37,740	1,179,634

		5,784,401

Cayman Islands — 0.4%
Baidu, Inc., ADR*	1,880	773,112

China — 2.6%
China Merchants Bank Co. Ltd. (Class H Stock)	687,326	1,788,354
Industrial & Commercial Bank of China Ltd. (Class H Stock)	2,929,520	2,412,646
Sinopharm Group Co. (Class H Stock)*	293,200	1,041,822

		5,242,822

Denmark — 2.1%
Danske Bank A/S*	13,800	309,802
H. Lundbeck A/S	25,300	457,100
Novo Nordisk A/S (Class B Stock)	31,070	1,983,562
Vestas Wind Systems A/S*	23,564	1,434,642

		4,185,106

COMMON STOCKS (continued)	Shares	Value (Note 2)

Finland — 0.7%
Nokia Oyj	49,100	$634,862
Rautaruukki Oyj	10,900	252,133
Tieto Oyj	21,500	446,721

		1,333,716

France — 10.6%
Air Liquide SA	13,298	1,581,501
AXA SA	99,990	2,347,662
BNP Paribas	38,870	3,083,089
Cap Gemini SA	9,500	433,391
Casino Guichard Perrachon SA	6,400	570,208
Ciments Francais SA	4,200	444,981
Credit Agricole SA	33,400	586,165
France Telecom SA	20,300	507,261
Lafarge SA	19,499	1,605,822
Lagardere SCA	12,800	518,215
LVMH Moet Hennessy Louis Vuitton SA	20,155	2,259,933
Rallye SA	12,800	447,139
Safran SA	59,300	1,158,679
Sanofi-Aventis SA	28,100	2,209,862
SCOR SE	19,100	479,831
SEB SA	7,200	408,445
Societe Generale	6,000	416,879
Thales SA	9,300	477,976
Total SA	10,200	655,145
Vivendi	46,900	1,391,978

		21,584,162

Germany — 8.1%
Allianz SE	8,000	991,679
BASF SE	12,500	773,633
Deutsche Bank AG	37,030	2,618,390
Deutsche Lufthansa AG	25,300	427,208
E.ON AG	60,573	2,542,493
Fresenius Medical Care AG & Co. KGaA	27,930	1,481,601
Hannover Rueckversicherung AG*	9,300	434,499
MTU Aero Engines Holding AG	9,700	527,918
Muenchener Rueckversicherungs-Gesellschaft AG	5,500	856,678
Rheinmetall AG	14,800	939,634
RWE AG	9,900	960,718
SAP AG	43,792	2,087,700
Suedzucker AG	21,700	452,130
ThyssenKrupp AG	13,800	518,773
Tognum AG	28,600	473,435
Vossloh AG	3,200	317,952

		16,404,441

Greece — 0.8%
National Bank of Greece SA*	62,580	1,607,796

Guernsey — 0.5%
Amdocs Ltd.*	36,160	1,031,645

Hong Kong — 3.0%
Chaoda Modern Agriculture Holdings Ltd.	567,462	604,059
CNOOC Ltd.	1,174,195	1,829,328

SEE NOTES TO FINANCIAL STATEMENTS.

A13

SP INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hong Kong (continued)
First Pacific Co.	986,400	$599,507
Hong Kong Exchanges and Clearing Ltd.	109,077	1,940,741
Kingboard Chemical Holdings Ltd.	120,000	472,788
Noble Group Ltd.	282,000	646,838
Solomon Systech International Ltd.	525,000	53,430

		6,146,691

Ireland — 0.6%
Covidien PLC	21,550	1,032,030
Irish Life & Permanent PLC*	45,500	213,709

		1,245,739

Israel — 1.3%
Teva Pharmaceutical Industries Ltd., ADR	48,009	2,697,146

Italy — 2.3%
Banco Popolare Scarl*	23,700	177,541
Enel SpA	177,100	1,025,300
ENI SpA	31,400	799,625
Finmeccanica SpA	48,400	774,926
Fondiaria-SAI SpA	17,000	270,255
Intesa Sanpaolo SpA*	253,882	1,142,474
Telecom Italia SpA	314,100	489,979

		4,680,100

Japan — 16.0%
Aoyama Trading Co. Ltd.	30,100	384,207
Astellas Pharma, Inc.	31,200	1,164,036
Circle K Sunkus Co. Ltd.	31,000	382,408
Comsys Holdings Corp.	50,500	531,243
Cosmo Oil Co. Ltd.	239,000	502,193
Fanuc Ltd.	14,412	1,343,227
Fukuoka Financial Group, Inc.	180,000	627,300
Fuyo General Lease Co. Ltd.	8,400	177,759
Hitachi Capital Corp.	31,300	380,555
Itochu Techno-Solutions Corp.	17,400	467,251
Kddi Corp.	150	794,507
Keihin Corp.	39,600	591,977
Keiyo Bank Ltd. (The)	121,000	538,328
Komatsu Ltd.	115,713	2,422,356
Konami Corp.	30,000	535,632
Kurabo Industries Ltd.	108,000	164,576
Kyoei Steel Ltd.	14,600	269,073
Kyorin Co. Ltd.	25,000	366,266
Kyowa Exeo Corp.	44,700	380,341
Marubeni Corp.	234,300	1,294,268
Miraca Holdings, Inc.	15,200	418,321
Mitsubishi Corp.	19,500	485,717
Mitsubishi Tanabe Pharma Corp.	41,000	511,592
Mitsubishi UFJ Financial Group, Inc.	316,390	1,558,469
Mitsui & Co. Ltd.	39,200	556,096
Mizuho Financial Group, Inc.	199,200	358,222
Namco Bandai Holdings Inc	56,700	541,655
Nichirei Corp.	134,000	465,206
Nifco, Inc.	23,000	459,452
Nintendo Co. Ltd.	2,410	575,597
Nippon Light Metal Co. Ltd.*	112,000	96,546

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Nippon Oil Corp.	111,000	$514,608
Nippon Shokubai Co. Ltd.	61,000	524,377
Nippon Telegraph & Telephone Corp.	12,600	497,739
Nissan Shatai Co. Ltd.	56,000	500,412
NTT DoCoMo, Inc.	400	558,195
Onward Holdings Co. Ltd.	63,000	389,792
Ricoh Co. Ltd.	34,000	487,178
Sankyo Co. Ltd.	10,300	515,755
Sankyu, Inc.	110,000	565,819
Sanwa Holdings Corp.	136,000	348,490
Seino Holding Co. Ltd.	60,000	380,849
Shimachu Co. Ltd.	22,500	443,439
Shizuoka Gas Co. Ltd.	77,000	495,124
Sumitomo Corp.	53,900	548,850
Sumitomo Mitsui Financial Group, Inc.	30,100	863,731
Sumitomo Trust & Banking Co. Ltd. (The)	43,000	211,132
Takeda Pharmaceutical Co. Ltd.	30,500	1,256,639
Takefuji Corp.	62,000	260,218
Tokyo Steel Manufacturing Co. Ltd.	26,200	294,951
Toppan Forms Co. Ltd.	50,100	522,481
Toyota Motor Corp.	51,100	2,154,425
Tsuruha Holdings, Inc.	13,300	475,668
Yokohama Rubber Co. Ltd. (The)	82,700	365,602

		32,519,850

Liechtenstein — 0.1%
Verwaltungs-und Privat-Bank AG	2,900	284,925

Mexico — 1.5%
America Movil SAB de CV (Class L Stock), ADR	29,393	1,380,883
Wal-Mart de Mexico SAB de CV (Class V Stock)	378,430	1,686,475

		3,067,358

Netherlands — 3.8%
CSM NV	19,501	512,225
ING Groep NV, ADR*	126,600	1,219,206
Koninklijke (Royal) Philips Electronics NV	19,900	588,230
Koninklijke DSM NV	11,200	550,294
Nutreco Holding NV	7,000	393,472
Royal Dutch Shell PLC (Class B Stock)	105,500	3,072,494
Schlumberger Ltd.	21,250	1,383,163

		7,719,084

New Zealand — 0.2%
Air New Zealand Ltd.	580,000	509,022

Norway — 0.5%
DnB NOR ASA*	44,800	483,648
Statoil ASA	21,037	524,655

		1,008,303

Portugal — 0.3%
Portugal Telecom SGPS SA	43,200	527,130

SEE NOTES TO FINANCIAL STATEMENTS.

A14

SP INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Singapore — 0.9%
MobileOne Ltd.	293,000	$393,893
Oversea-Chinese Banking Corp. Ltd.	144,000	927,237
Venture Corp. Ltd.	92,000	577,143

		1,898,273

South Korea — 0.5%
Hyundai Motor Co.*	10,261	1,062,133

Spain — 3.8%
Banco Bilbao Vizcaya Argentaria SA	69,800	1,272,106
Banco Espanol de Credito SA	39,000	477,754
Banco Santander SA	154,600	2,554,711
Repsol YPF SA	38,000	1,019,714
Telefonica SA	85,110	2,382,145

		7,706,430

Sweden — 1.5%
Boliden AB	64,600	827,801
Hennes & Mauritz AB (Class B Stock)	31,437	1,742,765
Svenska Cellulosa AB SCA (Class B Stock)	37,200	495,977

		3,066,543

Switzerland — 6.9%
Baloise Holding AG	8,500	705,733
Clariant AG*	61,900	731,975
Credit Suisse Group AG	8,200	406,239
Georg Fischer AG*	1,400	349,354
Julius Baer Group Ltd.	20,932	736,146
Logitech International SA*	45,570	790,405
Nestle SA	44,700	2,169,453
Novartis AG	62,352	3,404,996
Roche Holding AG	8,565	1,464,725
Swiss Reinsurance Co. Ltd.	17,800	852,703
Swisscom AG	3,200	1,222,120
Zurich Financial Services AG	5,500	1,202,430

		14,036,279

Taiwan — 0.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	45,524	520,794

Turkey — 0.5%
Turkcell Iletisim Hizmet A/S	147,490	1,041,810

United Kingdom — 17.5%
ARM Holdings PLC	296,500	846,637
AstraZeneca PLC	33,300	1,565,005
Aviva PLC	72,600	461,818
Barclays PLC	125,400	552,569
Beazley PLC	207,230	333,562
BP PLC	353,135	3,409,928
Brit Insurance Holdings NV	129,500	408,982
British American Tobacco PLC	59,012	1,915,723
British Sky Broadcasting Group PLC	152,745	1,379,714
BT Group PLC	150,000	326,674
Cairn Energy PLC*	91,800	491,431
Carnival PLC*	49,113	1,673,188
Centrica PLC	109,200	494,626
Dairy Crest Group PLC	40,400	235,561
Davis Service Group PLC	74,900	480,475

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom (continued)
Drax Group PLC	66,400	$442,677
DS Smith PLC	260,700	533,216
GlaxoSmithKline PLC	88,700	1,880,959
Home Retail Group PLC	149,600	678,505
IMI PLC	68,400	570,544
Kingfisher PLC	394,130	1,450,872
Legal & General Group PLC	394,400	507,384
Lloyds Banking Group PLC*	309,285	248,844
Marston’s PLC	104,410	147,787
Meggitt PLC	122,700	513,661
Northern Foods PLC	162,900	174,730
Old Mutual PLC*	678,700	1,188,535
Pearson PLC	72,851	1,044,534
Reckitt Benckiser Group PLC	37,286	2,018,291
RSA Insurance Group PLC	195,300	379,424
SABMiller PLC	50,040	1,470,877
Smith & Nephew PLC	86,450	889,257
Spectris PLC	45,900	545,951
Standard Chartered PLC	72,997	1,842,871
Tate & Lyle PLC	67,800	471,577
Tesco PLC	205,627	1,418,574
Thomas Cook Group PLC	150,100	554,495
TT Electronics PLC*	127,500	150,138
Tullett Prebon PLC	119,900	536,817
Vodafone Group PLC	549,400	1,272,250

		35,508,663

United States — 0.7%
Southern Copper Corp.	26,350	867,178
Synthes, Inc.	3,668	479,753

		1,346,931

TOTAL COMMON STOCKS (cost $186,984,726)		200,398,965

	Units
RIGHTS*
Belgium
Fortis, expiring 03/09/14 (cost $0)	22,900	—

TOTAL LONG-TERM INVESTMENTS (cost $186,984,726)		200,398,965

	Shares
SHORT-TERM INVESTMENT — 0.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $889,444)(w)(Note 4)	889,444	889,444

TOTAL INVESTMENTS(o) — 99.0% (cost $187,874,170)		$201,288,409
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 1.0%		1,974,262

NET ASSETS — 100.0%		$203,262,671

SEE NOTES TO FINANCIAL STATEMENTS.

A15

SP INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The following abbreviations are used in the Portfolio descriptions:

ADR	American Depositary Receipt
AUD	Australian Dollar
BRL	Brazilian Real
HKD	Hong Kong Dollar
MXN	Mexican Peso

*	Non-income producing security.

(o)	As of December 31, 2009, 207 securities representing $176,540,963 and 86.9% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(x)	Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on forward foreign currency exchange contracts as follows:

Forward foreign currency exchange contracts outstanding at December 31, 2009:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation
Australian Dollar,
Expiring 01/04/10	UBS Securities LLC	AUD	53	$47,294	$47,367	$73
Brazilian Real,
Expiring 01/22/10	State Street Bank	BRL	1,335	759,170	763,057	3,887
Expiring 01/22/10	State Street Bank	BRL	1,072	611,761	612,446	685
Expiring 01/22/10	State Street Bank	BRL	375	214,286	214,342	56
Hong Kong Dollar,
Expiring 01/04/10	UBS Securities LLC	HKD	531	68,429	68,434	5

				$1,700,940	$1,705,646	$4,706

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 01/22/10	State Street Bank	BRL	6,395	$3,588,041	$3,654,955	$(66,914)
Mexican Peso,
Expiring 05/28/10	State Street Bank	MXN	36,880	2,799,879	2,768,370	31,509

				$6,387,920	$6,423,325	$(35,405)

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks:
Australia	$—	$8,717,848	$—
Austria	—	445,709	—
Belgium	—	2,251,549	—
Brazil	4,443,454	—	—
Canada	5,784,401	—	—
Cayman Islands	773,112	—	—
China	1,041,822	4,201,000	—
Denmark	—	4,185,106	—
Finland	—	1,333,716	—
France	—	21,584,162	—
Germany	—	16,404,441	—
Greece	—	1,607,796	—
Guernsey	1,031,645	—	—
Hong Kong	—	6,146,691	—
Ireland	1,032,030	213,709	—

SEE NOTES TO FINANCIAL STATEMENTS.

A16

SP INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

Investments in Securities (continued)	Level 1	Level 2	Level 3
Israel	$2,697,146	$—	$—
Italy	—	4,680,100	—
Japan	—	32,519,850	—
Liechtenstein	—	284,925	—
Mexico	3,067,358	—	—
Netherlands	1,383,163	6,335,921	—
New Zealand	—	509,022	—
Norway	—	1,008,303	—
Portugal	—	527,130	—
Singapore	—	1,898,273	—
South Korea	—	1,062,133	—
Spain	—	7,706,430	—
Sweden	—	3,066,543	—
Switzerland	736,146	13,300,133	—
Taiwan	520,794	—	—
Turkey	—	1,041,810	—
United Kingdom	—	35,508,663	—
United States	1,346,931	—	—
Rights	—	—	—	**
Affiliated Money Market Mutual Fund	889,444	—	—

	24,747,446	176,540,963	—
Other Financial Instuments*	—	(30,699)	—

Total	$24,747,446	$176,510,264	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks
Balance as of 12/31/08	$1,985,689
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in and/or out of Level 3	(1,985,689)

Balance as of 12/31/09	$—	**

**	As of December 31, 2009, the Portfolio had one Level 3 security with a fair value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.

A17

SP INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2009 were as follows:

Banks	12.3%
Insurance	5.6
Oil & Gas	5.1
Pharmaceuticals	4.8
Pharmaceuticals & Biotechnology	4.7
Telecommunications	3.9
Diversified Financials	3.8
Materials	3.6
Energy	3.3
Telecommunication Services	3.0
Capital Goods	2.9
Food, Beverage, & Tobacco	2.7
Foods	2.5
Healthcare Equipment & Services	2.4
Electric	2.2
Software/Services	2.2
Media	2.2
Chemicals	1.8
Aerospace/Defense	1.8
Automobiles & Components	1.6
Retailing	1.6
Household & Personal Products	1.6
Food & Drug Retailing	1.5
Diversified Financial Services	1.5
Distribution/Wholesale	1.4
Transportation	1.4
Retail	1.3
Iron / Steel	1.2
Electronics	1.2
Consumer Durables & Apparel	1.1

Engineering/Construction	0.9%
Auto Parts & Equipment	0.9
Holding Companies — Diversified	0.8
Hotels, Restaurants & Leisure	0.8
Commercial Services	0.7
Machinery & Equipment	0.7
Entertainment	0.7
Semiconductors & Semiconductor Equipment	0.7
Computers	0.6
Miscellaneous Manufacturing	0.5
Agriculture	0.5
Gas	0.4
Airlines	0.4
Mining	0.4
Affiliated Money Market Mutual Fund	0.4
Building Materials	0.4
Technology Hardware & Equipment	0.4
Leisure Time	0.3
Toys	0.3
Software	0.3
Forest & Paper Products	0.3
Household Products / Wares	0.2
Automobile Manufacturers	0.2
Paper & Forest Products	0.2
Office Equipment	0.2
Home Furnishings	0.2
Apparel	0.2
Textiles	0.1
Beverages	0.1

99.0
Other assets in excess of liabilities	1.0

100.0%

The Portfolio invested in various derivative instruments during the reporting period. The primary types of risk associated with derivative instruments are commodity risk, credit risk, equity risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2009 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Unaffiliated investments	$—	*	—	$—
Foreign exchange contracts	Unrealized appreciation on foreign currency forward contracts	36,215		Unrealized depreciation on foreign currency forward contracts	66,914

		$36,215			$66,914

*	Includes one security with a fair value of $0.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2009 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Warrants	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$—	$(849,670)	$(849,670)
Equity contracts	(910,213)	4,461	—	(905,752)

Total	$(910,213)	$4,461	$(849,670)	$(1,755,422)

SEE NOTES TO FINANCIAL STATEMENTS.

A18

SP INTERNATIONAL VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights	Forward Currency Contracts	Total
Foreign exchange contracts	$—	$133,274	$133,274
Equity contracts	—	—	—

Total	$—	$133,274	$133,274

For the year ended December 31, 2009, the Portfolio’s average value at settlement date payable for forward foreign currency exchange purchase contracts was $3,704,207 and the average value at settlement date receivable for forward foreign currency exchange sale contracts was $10,551,247.

SEE NOTES TO FINANCIAL STATEMENTS.

A19

SP INTERNATIONAL VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value:
Unaffiliated investments (cost $186,984,726)	$200,398,965
Affiliated investments (cost $889,444)	889,444
Foreign currency, at value (cost $486,394)	478,022
Cash	30,513
Tax reclaim receivable	1,424,697
Receivable for investments sold	305,691
Dividends and interest receivable	148,169
Unrealized appreciation on foreign currency forward contracts	36,215
Prepaid expenses	4,153
Receivable for Series shares sold	1,873

Total Assets	203,717,742

LIABILITIES
Management fee payable	154,089
Accrued expenses and other liabilities	152,103
Payable for investments purchased	79,721
Unrealized depreciation on foreign currency forward contracts	66,914
Payable for Series shares repurchased	1,649
Affiliated transfer agent fees payable	595

Total Liabilities	455,071

NET ASSETS	$203,262,671

Net assets were comprised of:
Paid-in capital	$238,471,494
Retained earnings	(35,208,823)

Net assets, December 31, 2009	$203,262,671

Net asset value and redemption price per share, $203,262,671 / 32,018,299 outstanding shares of beneficial interest	$6.35

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $713,381 foreign withholding tax)	$6,873,119
Affiliated dividend income	51,291
Interest income	165

6,924,575

EXPENSES
Management fee	2,188,487
Custodian’s fees and expenses	192,000
Shareholders’ reports	25,000
Audit fee	23,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,600) (Note 4)	10,000
Legal fees and expenses	5,000
Insurance expenses	5,000
Loan interest expense (Note 8)	5,577
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	27,308

Total expenses	2,494,372

NET INVESTMENT INCOME	4,430,203

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investment transactions	(34,658,359)
Foreign currency transactions	(952,732)

(35,611,091)

Net change in unrealized appreciation (depreciation) on:
Investments	104,071,846
Foreign currencies	114,622

104,186,468

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	68,575,377

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$73,005,580

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,430,203	$7,948,362
Net realized loss on investment and foreign currency transactions	(35,611,091)	(17,134,095)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	104,186,468	(178,187,733)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	73,005,580	(187,373,466)

DISTRIBUTIONS	(7,801,297)	(63,282,147)

SERIES SHARE TRANSACTIONS:
Series shares sold [5,386,533 and 5,480,269 shares, respectively]	27,653,179	30,802,427
Series shares issued in reinvestment of distributions [1,434,062 and 8,000,271, respectively]	7,801,297	63,282,147
Series shares repurchased [23,029,776 and 11,702,481 shares, respectively]	(135,909,297)	(98,546,520)

DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(100,454,821)	(4,461,946)

TOTAL DECREASE IN NET ASSETS	(35,250,538)	(255,117,559)
NET ASSETS:
Beginning of year	238,513,209	493,630,768

End of year	$203,262,671	$238,513,209

SEE NOTES TO FINANCIAL STATEMENTS.

A20

SP MID CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 98.8%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace — 0.8%
Rockwell Collins, Inc.(a)	11,500	$636,640

Air Freight & Logistics — 1.2%
C.H. Robinson Worldwide, Inc.	17,100	1,004,283

Apparel — 0.2%
Polo Ralph Lauren Corp.	2,500	202,450

Automobile Manufacturers — 0.6%
CarMax, Inc.*(a)	20,000	485,000

Biotechnology — 2.7%
Alexion Pharmaceuticals, Inc.*	17,000	829,940
Human Genome Sciences, Inc.*(a)	20,000	612,000
Talecris Biotherapeutics Holdings Corp.*	35,000	779,450

		2,221,390

Cable — 0.5%
Scripps Networks Interactive, Inc. (Class A Stock)	10,000	415,000

Chemicals — 3.0%
Airgas, Inc.	28,500	1,356,600
Ecolab, Inc.	25,000	1,114,500

		2,471,100

Clothing & Apparel — 0.6%
Coach, Inc.(a)	13,000	474,890

Commercial Services — 1.7%
Alliance Data Systems Corp.*(a)	7,500	484,425
Verisk Analytics, Inc. (Class A Stock)*	30,000	908,400

		1,392,825

Commercial Services & Supplies — 1.4%
HMS Holdings Corp.*	15,000	730,350
Nalco Holding Co.	16,500	420,915

		1,151,265

Computer Hardware — 1.9%
Cognizant Technology Solutions Corp. (Class A Stock)*	20,000	906,000
Western Digital Corp.*	15,000	662,250

		1,568,250

Computer Services & Software — 4.7%
Allscripts-Misys Healthcare Solutions, Inc.*(a)	30,000	606,900
Avago Technologies Ltd. (Singapore)*(a)	30,000	548,700
IHS, Inc. (Class A Stock)*(a)	20,400	1,118,124
MICROS Systems, Inc.*(a)	13,000	403,390
salesforce.com, Inc.*	6,000	442,620
Sybase, Inc.*(a)	16,500	716,100

		3,835,834

Computers & Peripherals — 0.8%
NetApp, Inc.*	20,000	687,800

Consumer Products & Services — 1.5%
Avon Products, Inc.	14,000	441,000
Church & Dwight Co., Inc.	13,000	785,850

		1,226,850

Distribution/Wholesale — 2.2%
Fastenal Co.(a)	24,000	999,360
W.W. Grainger, Inc.	8,500	823,055

		1,822,415

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Financial Services — 2.6%
Artio Global Investors, Inc.*	13,500	$344,115
IntercontinentalExchange, Inc.*(a)	8,000	898,400
Invesco Ltd. (Bermuda)	37,500	880,875

		2,123,390

Diversified Machinery — 0.8%
Flowserve Corp.	6,500	614,445

Education — 2.3%
DeVry, Inc.	15,500	879,315
Strayer Education, Inc.(a)	4,800	1,019,952

		1,899,267

Electrical Equipment — 0.9%
Roper Industries, Inc.(a)	13,500	706,995

Electronic Components — 4.5%
AMETEK, Inc.(a)	26,500	1,013,360
Amphenol Corp. (Class A Stock)	18,000	831,240
Dolby Laboratories, Inc. (Class A Stock)*(a)	22,000	1,050,060
Trimble Navigation Ltd.*(a)	30,000	756,000

		3,650,660

Electronics — 0.9%
National Instruments Corp.	25,000	736,250

Entertainment & Leisure — 4.1%
Bally Technologies, Inc.*	9,250	381,933
DreamWorks Animation SKG, Inc. (Class A Stock)*	15,000	599,250
Penn National Gaming, Inc.*	34,500	937,710
WMS Industries, Inc.*(a)	35,000	1,400,000

		3,318,893

Environmental Control — 1.8%
Stericycle, Inc.*(a)	26,000	1,434,420

Financial Services — 2.1%
Affiliated Managers Group, Inc.*(a)	11,500	774,525
MSCI, Inc. (Class A Stock)*	30,000	954,000

		1,728,525

Food — 0.6%
J.M. Smucker Co. (The)	7,500	463,125

Healthcare Products — 3.4%
Edwards Lifesciences Corp.*	8,500	738,225
Intuitive Surgical, Inc.*(a)	1,500	454,980
Masimo Corp.*(a)	10,500	319,410
ResMed, Inc.*(a)	8,500	444,295
Sirona Dental System, Inc.*	13,000	412,620
Volcano Corp.*	22,500	391,050

		2,760,580

Home Entertainment Software — 0.9%
Activision Blizzard, Inc.*	66,500	738,815

Internet — 0.5%
GSI Commerce, Inc.*	15,000	380,850

Internet Services — 2.2%
Equinix, Inc.*(a)	10,000	1,061,500
priceline.com, Inc.*	3,500	764,750

		1,826,250

SEE NOTES TO FINANCIAL STATEMENTS.

A21

SP MID CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Manufacturing — 1.2%
Danaher Corp.	13,000	$977,600

Media — 0.9%
Cablevision Systems Corp. (Class A Stock)	15,000	387,300
Discovery Communications, Inc. (Class A Stock)*(a)	12,500	383,375

		770,675

Medical Products — 0.4%
Dendreon Corp.*	11,500	302,220

Medical Supplies & Equipment — 1.2%
NuVasive, Inc.*(a)	18,000	575,640
PSS World Medical, Inc.*(a)	17,000	383,690

		959,330

Metals & Mining — 2.6%
Alpha Natural Resources, Inc.*(a)	7,500	325,350
Cliffs Natural Resources, Inc.(a)	13,500	622,215
Precision Castparts Corp.	10,500	1,158,675

		2,106,240

Oil & Gas Services — 2.6%
CARBO Ceramics, Inc.(a)	18,000	1,227,060
Core Laboratories NV (Netherlands)(a)	7,550	891,806

		2,118,866

Oil, Gas & Consumable Fuels — 5.9%
Cabot Oil & Gas Corp.	12,500	544,875
Concho Resources, Inc.*(a)	35,000	1,571,500
Oceaneering International, Inc.*	8,000	468,160
Range Resources Corp.	21,500	1,071,775
Southwestern Energy Co.*	23,500	1,132,700

		4,789,010

Pharmaceuticals — 4.9%
BioMarin Pharmaceutical, Inc.*	15,000	282,150
Express Scripts, Inc.*	16,000	1,383,200
Mead Johnson Nutrition Co. (Class A Stock)	21,500	939,550
Mylan, Inc.*	35,000	645,050
Vertex Pharmaceuticals, Inc.*(a)	16,500	707,025

		3,956,975

Printing & Publishing — 1.7%
VistaPrint NV (Netherlands)*(a)	24,500	1,388,170

Retail & Merchandising — 6.7%
Bed Bath & Beyond, Inc.*(a)	23,500	907,805
Dollar Tree, Inc.*	16,000	772,800
J. Crew Group, Inc.*(a)	16,000	715,840
Nordstrom, Inc.(a)	24,000	901,920
Ross Stores, Inc.	28,000	1,195,880
Tiffany & Co.	6,500	279,500
TJX Cos., Inc.	19,500	712,725

		5,486,470

Semiconductors — 5.6%
Analog Devices, Inc.	25,000	789,500
Marvell Technology Group Ltd. (Bermuda)*	44,000	913,000
Microchip Technology, Inc.(a)	36,000	1,046,160

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors (continued)
Novellus Systems, Inc.*	18,500	$431,790
Rovi Corp.*(a)	22,500	717,075
Varian Semiconductor Equipment Associates, Inc.*(a)	18,000	645,840

		4,543,365

Semiconductors & Semiconductor Equipment — 1.2%
Silicon Laboratories, Inc.*	20,000	966,800

Software — 3.2%
ANSYS, Inc.*(a)	26,000	1,129,960
Citrix Systems, Inc.*(a)	10,500	436,905
McAfee, Inc.*	10,000	405,700
MedAssets, Inc.*(a)	20,000	424,200
Solera Holdings, Inc.(a)	6,000	216,060

		2,612,825

Specialty Retail — 2.8%
Urban Outfitters, Inc.*	50,000	1,749,500
Williams-Sonoma, Inc.(a)	24,500	509,110

		2,258,610

Telecommunications — 5.5%
American Tower Corp. (Class A Stock)*	22,000	950,620
Crown Castle International Corp.*(a)	11,500	448,960
Juniper Networks, Inc.*	31,500	840,105
NII Holdings, Inc.*	16,000	537,280
SBA Communications Corp. (Class A Stock)*(a)	50,000	1,708,000

		4,484,965

Transportation — 1.0%
J.B. Hunt Transport Services, Inc.	26,000	839,020

TOTAL LONG-TERM INVESTMENTS (cost $67,503,006)		80,539,598

SHORT-TERM INVESTMENT — 38.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $31,269,732; includes $30,175,990 of cash collateral for securities on loan)(b)(w)(Note 4)	31,269,732	31,269,732

TOTAL INVESTMENTS — 137.2% (cost $98,772,738)		111,809,330
LIABILITIES IN EXCESS OF OTHER ASSETS — (37.2)%		(30,310,688)

NET ASSETS — 100.0%		$81,498,642

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $29,195,297; cash collateral of $30,175,990 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A22

SP MID CAP GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$80,539,598	$—	$—
Affiliated Money Market Mutual Fund	31,269,732	—	—

	111,809,330	—	—
Other Financial Instruments*	—	—	—

Total	$111,809,330	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (37.0% represents investments purchased with collateral from securities on loan)	38.4%
Retail & Merchandising	6.7
Oil, Gas & Consumable Fuels	5.9
Semiconductors	5.6
Telecommunications	5.5
Pharmaceuticals	4.9

Computer Services & Software	4.7%
Electronic Components	4.5
Entertainment & Leisure	4.1
Healthcare Products	3.4
Software	3.2
Chemicals	3.0
Specialty Retail	2.8
Biotechnology	2.7
Diversified Financial Services	2.6
Oil & Gas Services	2.6
Metals & Mining	2.6
Education	2.3
Internet Services	2.2
Distribution/Wholesale	2.2
Financial Services	2.1
Computer Hardware	1.9
Environmental Control	1.8
Commercial Services	1.7
Printing & Publishing	1.7
Consumer Products & Services	1.5
Commercial Services & Supplies	1.4
Air Freight & Logistics	1.2
Manufacturing	1.2
Semiconductors & Semiconductor Equipment	1.2
Medical Supplies & Equipment	1.2
Transportation	1.0
Media	0.9
Home Entertainment Software	0.9
Electronics	0.9
Electrical Equipment	0.9
Computers & Peripherals	0.8
Aerospace	0.8
Diversified Machinery	0.8
Automobile Manufacturers	0.6
Clothing & Apparel	0.6
Foods	0.6
Cable	0.5
Internet	0.5
Medical Products	0.4
Apparel	0.2

137.2
Liabilities in excess of other assets	(37.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A23

SP MID CAP GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value, including securities on loan of $29,195,297:
Unaffiliated investments (cost $67,503,006)	$80,539,598
Affiliated investments (cost $31,269,732)	31,269,732
Cash	8,866
Dividends receivable	31,187
Prepaid expenses	1,547
Receivable for Series shares sold	1,544

Total Assets	111,852,474

LIABILITIES
Collateral for securities on loan	30,175,990
Payable for Series shares repurchased	77,937
Management fee payable	54,639
Accrued expenses and other liabilities	41,500
Deferred trustees’ fees	3,171
Affiliated transfer agent fees payable	595

Total Liabilities	30,353,832

NET ASSETS	$81,498,642

Net assets were comprised of:
Paid-in capital	$106,426,267
Retained earnings	(24,927,625)

Net assets, December 31, 2009	$81,498,642

Net asset value and redemption price per share, $81,498,642 / 18,078,369 outstanding shares of beneficial interest	$4.51

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,452 foreign withholding tax)	$411,957
Affiliated income from securities lending, net	104,020
Affiliated dividend income	8,267

524,244

EXPENSES
Management fee	565,826
Custodian’s fees and expenses	51,000
Shareholders’ reports	19,000
Audit fee	17,000
Trustees’ fees	10,000
Transfer agent’s fees and expenses (including affiliated expense of $3,600) (Note 4)	10,000
Legal fees and expenses	5,000
Insurance expenses	2,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense (Note 8)	163
Miscellaneous	5,837

Total expenses	687,826

NET INVESTMENT LOSS	(163,582)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(13,046,351)
Net change in unrealized appreciation on investments	33,022,606

NET GAIN ON INVESTMENTS	19,976,255

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,812,673

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(163,582)	$(239,527)
Net realized loss on investment transactions	(13,046,351)	(24,414,486)
Net change in unrealized appreciation (depreciation) on investments	33,022,606	(28,331,776)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,812,673	(52,985,789)

DISTRIBUTIONS	—	(24,381,654)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,147,208 and 1,083,638 shares, respectively]	4,214,406	5,887,530
Series shares issued in reinvestment of distributions [0 and 4,377,317, respectively]	—	24,381,654
Series shares repurchased [2,738,439 and 3,700,399 shares, respectively]	(10,046,592)	(20,213,722)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(5,832,186)	10,055,462

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,980,487	(67,311,981)
NET ASSETS:
Beginning of year	67,518,155	134,830,136

End of year	$81,498,642	$67,518,155

SEE NOTES TO FINANCIAL STATEMENTS.

A24

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 98.0%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 1.6%
ITT Corp.,	45,800	$2,278,092

Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	12,100	710,633
Expeditors International of Washington, Inc.	21,300	739,749

		1,450,382

Biotechnology — 0.9%
Vertex Pharmaceuticals, Inc.(a)(b)	29,600	1,268,360

Capital Markets — 2.8%
Eaton Vance Corp.	77,300	2,350,693
TD Ameritrade Holding Corp.(b)	82,200	1,593,036

		3,943,729

Chemicals — 2.2%
Ecolab, Inc.	54,600	2,434,068
FMC Corp.	12,800	713,728

		3,147,796

Commercial Services & Supplies — 1.7%
Copart, Inc.(b)	11,700	428,571
Iron Mountain, Inc.(a)(b)	86,000	1,957,360

		2,385,931

Communications Equipment — 0.8%
Juniper Networks, Inc.(b)	43,100	1,149,477

Computers & Peripherals — 1.9%
NetApp, Inc.,(b)	76,898	2,644,522

Diversified Consumer Services — 1.3%
Apollo Group, Inc. (Class A Stock)(b)	30,600	1,853,748

Electrical Equipment — 2.7%
AMETEK, Inc.	51,600	1,973,184
Roper Industries, Inc.,	35,200	1,843,424

		3,816,608

Electronic Equipment & Instruments — 2.7%
Amphenol Corp. (Class A Stock)	37,900	1,750,222
Anixter International, Inc.(a)(b)	44,700	2,105,370

		3,855,592

Energy Equipment & Services — 2.1%
Cameron International Corp.(b)	52,700	2,202,860
FMC Technologies, Inc.(b)	13,300	769,272

		2,972,132

Food Products — 3.2%
Bunge Ltd.	17,800	1,136,174
ConAgra Foods, Inc.	74,100	1,708,005
Ralcorp Holdings, Inc.(b)	29,800	1,779,358

		4,623,537

Healthcare Equipment & Supplies — 3.2%
Beckman Coulter, Inc.	32,600	2,133,344
C.R. Bard, Inc.	31,000	2,414,900

		4,548,244

Healthcare Providers & Services — 8.9%
Community Health Systems, Inc.(a)(b)	40,400	1,438,240
DaVita, Inc.(b)	47,600	2,796,024
Express Scripts, Inc.(b)	27,300	2,360,085

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Providers & Services (continued)
Henry Schein, Inc.(a)(b)	26,600	$1,399,160
Laboratory Corp. of America Holdings(a)(b)	15,300	1,145,052
Patterson Cos., Inc.(a)(b)	42,500	1,189,150
Quest Diagnostics, Inc.	38,400	2,318,592

		12,646,303

Hotels Restaurants & Leisure — 4.0%
Darden Restaurants, Inc.	43,900	1,539,573
Tim Hortons, Inc.	63,600	1,940,436
Yum! Brands, Inc.	62,700	2,192,619

		5,672,628

Household Products — 1.7%
Church & Dwight Co., Inc.	39,800	2,405,910

Insurance — 0.9%
W.R. Berkley Corp.	53,800	1,325,632

Internet Software & Services — 3.2%
Akamai Technologies, Inc.(a)(b)	63,000	1,595,790
VeriSign, Inc.(a)(b)	123,800	3,000,912

		4,596,702

IT Services — 3.3%
Alliance Data Systems Corp.(a)(b)	23,800	1,537,242
Amdocs Ltd.(b)	65,400	1,865,862
Cognizant Technology Solutions Corp. (Class A Stock)(b)	28,600	1,295,580

		4,698,684

Life Sciences Tools & Services — 2.0%
Thermo Fisher Scientific, Inc.(b)	60,700	2,894,783

Machinery — 2.4%
Danaher Corp.	26,300	1,977,760
IDEX Corp.	47,830	1,489,904

		3,467,664

Media — 1.0%
Regal Entertainment Group (Class A Stock)	99,400	1,435,336

Metals & Mining — 1.9%
Cliffs Natural Resources, Inc.	26,000	1,198,340
Goldcorp, Inc. (Canada)	40,000	1,573,600

		2,771,940

Multiline Retail — 1.0%
Dollar Tree, Inc.(b)	29,600	1,429,680

Oil, Gas & Consumable Fuels — 5.6%
Alpha Natural Resources, Inc.(b)	23,900	1,036,782
Newfield Exploration Co.(b)	25,800	1,244,334
Range Resources Corp.	21,400	1,066,790
Southwestern Energy Co.(b)	80,600	3,884,920
Ultra Petroleum Corp.(b)	13,900	693,054

		7,925,880

Personal Products — 1.4%
Avon Products, Inc.	62,900	1,981,350

Pharmaceuticals — 1.0%
Mylan, Inc.(a)(b)	79,500	1,465,185

SEE NOTES TO FINANCIAL STATEMENTS.

A25

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Professional Services — 1.8%
FTI Consulting, Inc.(a)(b)	19,600	$924,336
Robert Half International, Inc.(a)	63,700	1,702,701

		2,627,037

Real Estate Investment Trusts — 3.2%
Annaly Capital Management, Inc.	262,500	4,554,375

Semiconductors & Semiconductor Equipment — 5.2%
Altera Corp.(a)	46,500	1,052,295
Broadcom Corp. (Class A Stock)(a)(b)	67,750	2,130,738
Marvell Technology Group Ltd.(b)	64,800	1,344,600
Maxim Integrated Products, Inc.	75,800	1,538,740
Xilinx, Inc.	52,100	1,305,626

		7,371,999

Software — 5.9%
Adobe Systems, Inc.(b)	26,800	985,704
Check Point Software Technologies,(a)(b)	84,600	2,866,248
McAfee, Inc.(b)	26,100	1,058,877
Nuance Communications, Inc.(a)(b)	79,300	1,232,322
Sybase, Inc.(a)(b)	36,700	1,592,780
Symantec Corp.(b)	37,600	672,664

		8,408,595

Specialty Retail — 6.1%
Bed Bath & Beyond, Inc.(b)	37,100	1,433,173
GameStop Corp. (Class A Stock)(a)(b)	70,300	1,542,382
Guess?, Inc.	36,800	1,556,640
Ross Stores, Inc.	34,100	1,456,411
TJX Cos., Inc.	58,500	2,138,175
Urban Outfitters, Inc.(b)	15,300	535,347

		8,662,128

Textiles, Apparel & Luxury Goods — 1.1%
Phillips-Van Heusen Corp.	38,800	1,578,384

Wireless Telecommunication Services — 8.3%
American Tower Corp. (Class A Stock)(b)	76,700	3,314,207
Crown Castle International Corp.(a)(b)	91,800	3,583,872
NII Holdings, Inc.(b)	149,300	5,013,494

		11,911,573

TOTAL LONG-TERM INVESTMENTS (cost $110,161,770)		139,769,918

SHORT-TERM INVESTMENT — 19.9%
	Shares	Value (Note 2)

Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $28,451,303; includes $24,152,135 of cash collateral received for securities on loan)(Note 4)(c)(d)	28,451,303	$28,451,303

TOTAL INVESTMENTS — 117.9% (cost $138,613,073)		168,221,221
LIABILITIES IN EXCESS OF OTHER ASSETS — (17.9)%		(25,591,586)

NET ASSETS — 100.0%		$142,629,635

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $23,236,592; cash collateral of $24,152,135 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Non-income producing security.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$139,769,918	$—	$—
Affiliated Money Market Mutual Fund	28,451,303	—	—

	168,221,221	—	—
Other Financial Instruments*	—	—	—

Total	$168,221,221	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A26

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (including 16.9% of collateral received for securities on loan)	19.9%
Healthcare Providers & Services	8.9
Wireless Telecommunication Services	8.3
Specialty Retail	6.1
Software	5.9
Oil, Gas & Consumable Fuels	5.6
Semiconductors & Semiconductor Equipment	5.2
Hotels Restaurants & Leisure	4.0
IT Services	3.3
Food Products	3.2
Healthcare Equipment & Supplies	3.2
Internet Software & Services	3.2
Real Estate Investment Trusts (REITs)	3.2
Capital Markets	2.8
Electrical Equipment	2.7
Electronic Equipment & Instruments	2.7
Machinery	2.4
Chemicals	2.2
Energy Equipment & Services	2.1
Life Sciences Tools & Services	2.0
Computers & Peripherals	1.9
Metals & Mining	1.9
Professional Services	1.8
Commercial Services & Supplies	1.7
Household Products	1.7
Aerospace & Defense	1.6
Personal Products	1.4
Diversified Consumer Services	1.3
Textiles, Apparel & Luxury Goods	1.1
Air Freight & Logistics	1.0
Media	1.0
Multiline Retail	1.0
Pharmaceuticals	1.0
Biotechnology	0.9
Insurance	0.9
Communications Equipment	0.8

117.9
Liabilities in excess of other assets	(17.9)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A27

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments, at value including securities on loan of $23,236,592:
Unaffiliated investments (cost $110,161,770)	$139,769,918
Affiliated investments (cost $28,451,303)	28,451,303
Cash	5,384
Receivable for investments sold	253,131
Dividends and interest receivable	228,023
Prepaid expenses	1,380
Receivable for Series shares sold	970

Total Assets	168,710,109

LIABILITIES
Collateral for securities on loan	24,152,135
Payable for investments purchased	1,727,287
Management fee payable	71,983
Accrued expenses and other liabilities	67,041
Payable for Series shares repurchased	59,665
Deferred trustees’ fees	1,672
Affiliated transfer agent fee payable	595
Distribution fee payable	60
Administration fee payable	36

Total Liabilities	26,080,474

NET ASSETS	$142,629,635

Net assets were comprised of:
Paid-in capital	$132,736,119
Retained earnings	9,893,516

Net assets, December 31, 2009	$142,629,635

Class I:
Net asset value and redemption price per share, $142,345,182 / 22,061,864 outstanding shares of beneficial interest	$6.45

Class II:
Net asset value and redemption price per share, $284,453 / 45,513 outstanding shares of beneficial interest	$6.25

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $2,052)	$1,547,662
Affiliated income from securities loaned, net	119,111
Affiliated dividend income	11,764

1,678,537

EXPENSES
Management fee	735,587
Distribution fee—Class II	607
Administration fee—Class II	364
Custodian’s fees and expenses	46,000
Shareholders’ reports	37,000
Audit fee	17,000
Transfer agent’s fee and expenses (including affiliated expense of $3,600) (Note 4)	10,000
Trustees’ fees	9,000
Legal fees and expenses	5,000
Insurance expenses	3,000
Commitment fee on syndicated credit agreement	2,000
Loan interest expense (Note 8)	18
Miscellaneous	9,647

Total expenses	875,223

NET INVESTMENT INCOME	803,314

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investment transactions	(14,201,132)
Net change in unrealized appreciation (depreciation) on investments	56,597,184

NET GAIN ON INVESTMENTS	42,396,052

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,199,366

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$803,314	$904,839
Net realized loss on investments	(14,201,132)	(5,949,806)
Net change in unrealized appreciation (depreciation) on investments	56,597,184	(63,167,616)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	43,199,366	(68,212,583)

DISTRIBUTIONS:
Class I	(903,679)	(28,074,791)
Class II	(638)	(52,710)

TOTAL DISTRIBUTIONS	(904,317)	(28,127,501)

CAPITAL STOCK TRANSACTIONS (Note 7):
Series shares sold	5,689,964	6,076,143
Series shares issued in reinvestment of distributions	904,317	28,127,501
Series shares repurchased	(18,713,861)	(31,617,051)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(12,119,580)	2,586,593

TOTAL INCREASE (DECREASE) IN NET ASSETS	30,175,469	(93,753,491)
NET ASSETS:
Beginning of year	112,454,166	206,207,657

End of year	$142,629,635	$112,454,166

SEE NOTES TO FINANCIAL STATEMENTS.

A28

SP SMALL CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 98.2%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 0.8%
AAR Corp.*(a)	34,121	$784,101
Spirit Aerosystems Holdings, Inc. (Class A Stock)*	21,220	421,429
TransDigm Group, Inc.	8,429	400,293

		1,605,823

Airlines — 0.8%
AirTran Holdings, Inc.*(a)	243,820	1,272,741
JetBlue Airways Corp.*(a)	60,172	327,937

		1,600,678

Auto Components — 1.6%
Cooper Tire & Rubber Co.	83,850	1,681,193
Superior Industries International, Inc.	33,230	508,419
TRW Automotive Holdings Corp.*	22,680	541,598
WABCO Holdings, Inc.	23,400	603,486

		3,334,696

Automotive Parts — 0.3%
Asbury Automotive Group, Inc.*	22,949	264,602
Tenneco, Inc.*	18,920	335,452

		600,054

Banks — 1.5%
Bridge Capital Holdings*(a)	8,878	62,146
Dime Community Bancshares	16,435	192,618
East West Bancorp, Inc.	34,833	550,361
Hancock Holding Co.	20,329	890,207
Lakeland Financial Corp.	11,040	190,440
Pinnacle Financial Partners, Inc.*(a)	29,071	413,390
Sierra Bancorp	6,901	52,655
Trico Bancshares	16,130	268,565
UMB Financial Corp.	14,047	552,749

		3,173,131

Building Materials — 0.8%
Comfort Systems USA, Inc.	90,161	1,112,587
Universal Forest Products, Inc.	15,174	558,555

		1,671,142

Building Products — 0.8%
Gibraltar Industries, Inc.*	76,950	1,210,423
Simpson Manufacturing Co., Inc.	16,950	455,786

		1,666,209

Business Services — 0.2%
Resources Connection, Inc.*	15,987	339,244

Capital Markets — 2.4%
Affiliated Managers Group, Inc.*(a)	14,110	950,308
Artio Global Investors, Inc.*	23,260	592,897
Cohen & Steers, Inc.(a)	23,270	531,487
Duff & Phelps Corp. (Class A Stock)	36,870	673,246
FBR Capital Markets Corp.*	78,400	484,512
HFF, Inc. (Class A Stock)*	112,270	701,688
Raymond James Financial, Inc.	31,450	747,567
Thomas Weisel Partners Group, Inc.*	96,460	364,619

		5,046,324

Chemicals — 2.7%
Ferro Corp.	114,290	941,750

COMMON STOCKS (continued)	Shares	Value (Note 2)

Chemicals (continued)
Fuller (H.B.) Co.	44,480	$1,011,920
KMG Chemicals, Inc.	6,090	91,045
Koppers Holdings, Inc.	13,640	415,202
Minerals Technologies, Inc.	19,283	1,050,345
PolyOne Corp.*	154,533	1,154,362
Rockwood Holdings, Inc.*	8,590	202,380
Solutia, Inc.*	61,710	783,717

		5,650,721

Clothing & Apparel — 0.6%
G-III Apparel Group Ltd.*	14,310	310,098
Gymboree Corp.*(a)	19,185	834,355

		1,144,453

Commercial Banks — 6.0%
Bancorp, Inc. (The)*	187,390	1,285,495
City National Corp.(a)	9,940	453,264
CoBiz Financial, Inc.	33,703	160,089
Cullen/Frost Bankers, Inc.	16,690	834,500
First Security Group, Inc.	168,904	401,992
FNB Corp.	50,286	341,442
Heritage Financial Corp.	10,820	149,100
IBERIABANK Corp.	31,414	1,690,387
KeyCorp	132,520	735,486
Signature Bank*(a)	79,678	2,541,728
Simmons First National Corp. (Class A Stock)	7,930	220,454
SVB Financial Group*	19,370	807,535
Tompkins Financial Corp.	8,340	337,770
Umpqua Holdings Corp.	70,760	948,892
Wintrust Financial Corp.(a)	48,380	1,489,620

		12,397,754

Commercial Services — 0.3%
Monro Muffler Brake, Inc.	12,469	416,964
On Assignment, Inc.*	37,375	267,231

		684,195

Commercial Services & Supplies — 0.6%
School Specialty, Inc.*	15,461	361,633
Team, Inc.*	2,890	54,361
United Stationers, Inc.*	15,690	891,976

		1,307,970

Communication Equipment — 1.3%
Bel Fuse, Inc. (Class B Stock)	11,940	256,591
Black Box Corp.	18,220	516,355
Digi International, Inc.*	50,520	460,742
Plantronics, Inc.	60,360	1,568,153

		2,801,841

Computer Hardware — 0.7%
Electronics for Imaging, Inc.*	71,720	933,077
MTS Systems Corp.	17,318	497,720

		1,430,797

Computer Services & Software — 1.3%
Avid Technology, Inc.*(a)	56,092	715,734
JDA Software Group, Inc.*(a)	33,961	864,987
Monotype Imaging Holdings, Inc.*	29,113	262,890

SEE NOTES TO FINANCIAL STATEMENTS.

A29

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Computer Services & Software (continued)
Parametric Technology Corp.*	56,793	$927,998

		2,771,609

Computers & Peripherals — 0.2%
Rimage Corp.*	18,700	324,258

Construction — 0.5%
Meritage Homes Corp.*	22,200	429,126
Ryland Group, Inc.	25,854	509,324

		938,450

Construction & Engineering — 1.0%
EMCOR Group, Inc.*	32,650	878,285
Granite Construction, Inc.	6,440	216,770
Michael Baker Corp.*	4,090	169,326
Tutor Perini Corp.*(a)	44,930	812,335

		2,076,716

Consumer Finance — 0.2%
First Cash Financial Services, Inc.*	15,063	334,248

Consumer Products & Services — 0.3%
Central Garden & Pet Co.*	33,840	362,088
Elizabeth Arden, Inc.*	24,523	354,112

		716,200

Containers & Packaging — 0.3%
AptarGroup, Inc.(a)	14,800	528,952

Distribution/Wholesale — 0.6%
Watsco, Inc.	21,341	1,045,282
WESCO International, Inc.*(a)	8,970	242,280

		1,287,562

Diversified Consumer Services — 0.6%
Sotheby’s(a)	13,980	314,270
Steiner Leisure Ltd. (Bahamas)*	25,910	1,030,182

		1,344,452

Diversified Financial Services — 1.4%
Boston Private Financial Holdings, Inc.	49,740	287,000
E*Trade Financial Corp.*(a)	288,160	504,280
Financial Federal Corp.	47,885	1,316,837
KBW, Inc.*(a)	14,177	387,883
MF Global Ltd. (Bermuda)(a)	53,500	371,825

		2,867,825

Diversified Machinery — 0.2%
Intermec, Inc.*	34,699	446,229

Electric Utilities — 0.9%
Great Plains Energy, Inc.	9,870	191,379
MYR Group, Inc.*	14,990	271,019
NorthWestern Corp.	7,690	200,094
NV Energy, Inc.	67,640	837,383
Portland General Electric Co.	16,750	341,868

		1,841,743

Electrical Equipment — 1.3%
EnerSys*	20,460	447,460
GrafTech International Ltd.*	29,320	455,926
Regal-Beloit Corp.	36,290	1,884,903

		2,788,289

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electronic Components
Empire District Electric Co. (The)	5,161	$96,666

Electronic Components & Equipment — 0.3%
Gentex Corp.	18,060	322,371
Watts Water Technologies, Inc. (Class A Stock)	13,050	403,506

		725,877

Electronic Equipment & Instruments — 0.2%
Littelfuse, Inc.*	12,630	406,054

Energy Equipment & Services — 3.1%
Atlas Energy, Inc.	54,290	1,637,929
Dril-Quip, Inc.*(a)	14,954	844,602
Gulf Island Fabrication, Inc.	29,490	620,175
Hornbeck Offshore Services, Inc.*	28,140	655,099
ION Geophysical Corp.*	73,350	434,232
Key Energy Services, Inc.*	45,100	396,429
Matrix Service Co.*	52,330	557,314
National Oilwell Varco, Inc.	11,220	494,690
Superior Well Services, Inc.*(a)	15,310	218,321
T-3 Energy Services, Inc.*	24,740	630,870

		6,489,661

Entertainment & Leisure — 0.3%
Gaylord Entertainment Co.*(a)	27,350	540,162

Environmental Services — 0.4%
Waste Connections, Inc.*	23,656	788,691

Exchange Traded Funds — 1.9%
iShares Nasdaq Biotechnology Index Fund*(a)	13,060	1,069,222
iShares Russell 2000 Value Index Fund(a)	50,694	2,942,280

		4,011,502

Financial — Bank & Trust — 3.1%
Bank of the Ozarks, Inc.	24,944	730,111
Capital City Bank Group, Inc.(a)	8,600	119,024
First Financial Bankshares, Inc.(a)	19,212	1,041,867
FirstMerit Corp.	27,896	561,825
Glacier Bancorp, Inc.	63,109	865,856
NewAlliance Bancshares, Inc.(a)	36,708	440,863
Northwest Bancshares, Inc.(a)	14,620	165,498
PacWest Bancorp(a)	8,339	168,031
Prosperity Bancshares, Inc.	24,618	996,290
Retail Opportunity Investments Corp.*	39,620	400,558
S.Y. Bancorp, Inc.	3,326	71,010
SCBT Financial Corp.	15,879	439,690
Seacoast Banking Corp. of Florida	36,731	59,872
Southcoast Financial Corp.*	13,375	43,201
Summit State Bank	8,712	45,738
Texas Capital Bancshares, Inc.*	12,192	170,200
United Community Banks, Inc.*	17,048	57,793
WSFS Financial Corp.	4,989	127,868

		6,505,295

Financial — Brokerage
Teton Advisors, Inc. (Class B Stock)*	489	—

SEE NOTES TO FINANCIAL STATEMENTS.

A30

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Financial Services — 2.1%
Apollo Investment Corp.	51,542	$491,195
Ares Capital Corp.	38,967	485,139
Berkshire Hills Bancorp, Inc.	7,071	146,228
BGC Partners, Inc. (Class A Stock)	30,606	141,400
Brookline Bancorp, Inc.	44,930	445,256
Cypress Sharpridge Investments, Inc.(a)	45,097	609,261
Home BancShares, Inc.	15,057	362,422
Knight Capital Group, Inc. (Class A Stock)*(a)	32,832	505,613
MB Financial, Inc.	14,610	288,109
PennantPark Investment Corp.	36,537	325,910
RSC Holdings, Inc.*	77,183	543,369

		4,343,902

Food & Staples Retailing — 0.3%
Weis Markets, Inc.	15,370	558,853

Food Products — 0.3%
Sensient Technologies Corp.	11,395	299,688
Smithfield Foods, Inc.*(a)	23,900	363,041

		662,729

Foods — 1.4%
American Italian Pasta Co. (Class A Stock)*	12,330	428,961
Casey’s General Stores, Inc.	38,095	1,215,992
Hain Celestial Group, Inc. (The)*	22,480	382,385
Lance, Inc.	12,701	334,036
TreeHouse Foods, Inc.*	14,770	573,962

		2,935,336

Gas Utilities — 0.5%
New Jersey Resources Corp.	10,910	408,034
Northwest Natural Gas Co.	13,330	600,383

		1,008,417

Healthcare Equipment & Supplies — 0.3%
National Dentex Corp.*	52,990	535,199

Healthcare Products — 0.5%
American Medical Systems Holdings, Inc.*(a)	41,952	809,254
Kinetic Concepts, Inc.*(a)	6,757	254,401

		1,063,655

Healthcare Providers & Services — 2.1%
Cross Country Healthcare, Inc.*	58,450	579,240
LifePoint Hospitals, Inc.*(a)	35,730	1,161,582
Lincare Holdings, Inc.*(a)	25,742	955,543
RehabCare Group, Inc.*	54,680	1,663,912

		4,360,277

Healthcare Services — 1.1%
Amedisys, Inc.*(a)	27,581	1,339,333
Hill-Rom Holdings, Inc.	14,886	357,115
Psychiatric Solutions, Inc.*	26,210	554,080

		2,250,528

Healthcare Technology — 0.1%
MedQuist, Inc.	17,500	117,075

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hotels, Restaurants & Leisure — 0.5%
Ameristar Casinos, Inc.	27,480	$418,520
Brinker International, Inc.	13,140	196,049
CKE Restaurants, Inc.	49,100	415,386
Morgans Hotel Group Co.*	18,810	85,209

		1,115,164

Household Products — 0.3%
Central Garden & Pet Co. (Class A Stock)*	70,490	700,671

Insurance — 5.7%
Allied World Assurance Co. Holdings Ltd. (Bermuda)	31,020	1,429,091
Ambac Financial Group, Inc.*(a)	60,415	50,144
American Equity Investment Life Holding Co.	124,486	926,176
Arch Capital Group Ltd. (Bermuda)*	10,500	751,275
Aspen Insurance Holdings Ltd. (Bermuda)	18,954	482,379
Assured Guaranty Ltd. (Bermuda)	11,918	259,336
CNA Surety Corp.*	48,752	725,917
Donegal Group, Inc.	16,623	258,321
EMC Insurance Group, Inc.	22,660	487,417
Max Capital Group Ltd. (Bermuda)	42,643	950,939
Meadowbrook Insurance Group, Inc.	302,907	2,241,512
MGIC Investment Corp.*(a)	33,340	192,705
PMI Group, Inc. (The)*	19,880	50,098
ProAssurance Corp.*	18,925	1,016,462
RLI Corp.	12,468	663,921
Tower Group, Inc.	31,851	745,632
Zenith National Insurance Corp.	23,180	689,837

		11,921,162

Internet & Catalog Retail — 0.3%
HSN, Inc.*	26,310	531,199

Iron / Steel — 0.4%
Olympic Steel, Inc.	24,477	797,461

Leisure Equipment & Products — 0.8%
Callaway Golf Co.(a)	167,595	1,263,666
Pool Corp.(a)	22,481	428,938

		1,692,604

Life Science Tools & Services — 0.1%
Enzo Biochem, Inc.*	36,080	194,110

Machinery — 4.3%
AGCO Corp.*	28,500	921,690
Albany International Corp. (Class A Stock)	43,480	976,561
Altra Holdings, Inc.*	116,280	1,436,058
IDEX Corp.	14,340	446,691
Kaydon Corp.	22,210	794,230
Mueller Water Products, Inc. (Class A Stock)	253,420	1,317,784
RBC Bearings, Inc.*(a)	48,760	1,186,331
Snap-on, Inc.	19,610	828,718
Wabtec Corp.	24,320	993,229

		8,901,292

SEE NOTES TO FINANCIAL STATEMENTS.

A31

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Machinery & Equipment — 1.8%
Actuant Corp. (Class A Stock)	62,408	$1,156,420
Applied Industrial Technologies, Inc.	44,942	991,870
Franklin Electric Co., Inc.	9,035	262,738
Graco, Inc.	20,070	573,400
Robbins & Myers, Inc.	15,670	368,558
Tennant Co.	18,224	477,287

		3,830,273

Marine — 0.4%
Kirby Corp.*(a)	25,950	903,838

Medical Supplies & Equipment — 0.4%
Cardiac Science Corp.*	88,386	197,101
Symmetry Medical, Inc.*	72,016	580,449

		777,550

Metals & Mining — 3.2%
Carpenter Technology Corp.	15,920	429,044
Cliffs Natural Resources, Inc.	6,230	287,141
Commercial Metals Co.	56,563	885,211
Haynes International, Inc.	35,286	1,163,379
Horsehead Holding Corp.*	37,610	479,527
Kaiser Aluminum Corp.	46,734	1,945,069
Mueller Industries, Inc.	50,865	1,263,487
Schnitzer Steel Industries, Inc. (Class A Stock)	4,490	214,173

		6,667,031

Multi-Utilities — 0.1%
CMS Energy Corp.(a)	16,250	254,475

Oil, Gas & Consumable Fuels — 3.5%
Bill Barrett Corp.*	30,660	953,833
Brigham Exploration Co.*	51,216	693,977
Carrizo Oil & Gas, Inc.*(a)	17,750	470,197
Denbury Resources, Inc.*(a)	32,000	473,600
Golar LNG Ltd. (Bermuda)*	9,630	123,457
Laclede Group, Inc. (The)	4,650	157,030
Oil States International, Inc.*(a)	9,989	392,468
Petroquest Energy, Inc.*(a)	38,920	238,580
Resolute Energy Corp.*	69,170	796,838
Rex Energy Corp.*	85,871	1,030,452
Rosetta Resources, Inc.*	28,940	576,774
South Jersey Industries, Inc.	1,790	68,342
Southwest Gas Corp.	27,310	779,154
St. Mary Land & Exploration Co.	14,190	485,866

		7,240,568

Paper & Forest Products — 0.2%
Louisiana-Pacific Corp.*(a)	49,220	343,556

Professional Services — 0.9%
CDI Corp.	480	6,216
COMSYS IT Partners, Inc.*	35,290	313,728
Korn/Ferry International*(a)	14,360	236,940
TrueBlue, Inc.*	52,230	773,526
Watson Wyatt Worldwide, Inc. (Class A Stock)*	11,720	556,935

		1,887,345

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts — 7.2%
Acadia Realty Trust	38,692	$652,734
American Campus Communities, Inc.	55,911	1,571,099
BioMed Realty Trust, Inc.(a)	113,555	1,791,898
Cogdell Spencer, Inc.	55,010	311,357
Corporate Office Properties Trust	5,250	192,307
Cousins Properties, Inc.	35,129	268,034
Digital Realty Trust, Inc.(a)	16,972	853,352
EastGroup Properties, Inc.	5,220	199,822
Entertainment Properties Trust(a)	32,829	1,157,879
Hatteras Financial Corp.	10,470	292,741
LaSalle Hotel Properties(a)	64,010	1,358,932
MFA Financial, Inc.	118,370	870,019
Mid-America Apartment Communities, Inc.	16,810	811,587
National Retail Properties, Inc.(a)	56,898	1,207,376
Omega Healthcare Investors, Inc.(a)	55,773	1,084,785
Parkway Properties, Inc.	56,228	1,170,667
Pebblebrook Hotel Trust*	29,760	655,018
Saul Centers, Inc.	5,400	176,904
Senior Housing Properties Trust(a)	10,060	220,012
Washington Real Estate Investment Trust	6,830	188,166

		15,034,689

Real Estate Management & Development — 1.1%
CB Richard Ellis Group, Inc. (Class A Stock)*(a)	46,420	629,919
Jones Lang LaSalle, Inc.	27,630	1,668,852

		2,298,771

Restaurants — 0.6%
California Pizza Kitchen, Inc.*	73,084	982,980
CEC Entertainment, Inc.*(a)	10,519	335,766

		1,318,746

Retail & Merchandising — 1.6%
Aaron’s, Inc.(a)	23,826	660,695
Big Lots, Inc.*	13,435	389,346
Finish Line, Inc. (The) (Class A Stock)	51,958	652,073
Hibbett Sports, Inc.*(a)	20,690	454,973
Jo-Ann Stores, Inc.*	28,750	1,041,900
Pantry, Inc. (The)*	15,480	210,373

		3,409,360

Road & Rail — 1.1%
Genesee & Wyoming, Inc. (Class A Stock)*	29,370	958,637
J.B. Hunt Transport Services, Inc.	22,020	710,585
Landstar System, Inc.	13,580	526,497

		2,195,719

Semiconductors & Semiconductor Equipment — 4.8%
ATMI, Inc.*(a)	18,217	339,201
Emulex Corp.*	51,348	559,693
Entegris, Inc.*	252,110	1,331,141
Exar Corp.*	116,313	826,985
Fairchild Semiconductor International, Inc.*	160,817	1,606,562
Micrel, Inc.	50,980	418,036

SEE NOTES TO FINANCIAL STATEMENTS.

A32

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors & Semiconductor Equipment (continued)
MKS Instruments, Inc.*	31,989	$556,929
Omnivision Technologies, Inc.*	36,440	529,473
ON Semiconductor Corp.*	115,890	1,020,991
Semtech Corp.*	36,446	619,946
Varian Semiconductor Equipment Associates, Inc.*(a)	29,590	1,061,689
Verigy Ltd. (Singapore)*	94,620	1,217,759

		10,088,405

Software — 1.9%
Citrix Systems, Inc.*(a)	33,900	1,410,579
EPIQ Systems, Inc.*(a)	24,680	345,273
Lawson Software, Inc.*	212,310	1,411,862
McAfee, Inc.*	18,560	752,979

		3,920,693

Specialty Retail — 2.0%
AnnTaylor Stores Corp.*	26,100	356,004
Cato Corp. (The) (Class A Stock)	55,590	1,115,135
Children’s Place Retail Stores, Inc. (The)*(a)	31,353	1,034,963
Jos. A. Bank Clothiers, Inc.*(a)	11,750	495,732
MarineMax, Inc.*	63,830	586,598
Williams-Sonoma, Inc.	22,950	476,901

		4,065,333

Telecommunications — 1.5%
ADC Telecommunications, Inc.*	60,722	377,084
Anixter International, Inc.*	21,600	1,017,360
Knology, Inc.*	40,632	444,920
Polycom, Inc.*(a)	25,789	643,951
Premiere Global Services, Inc.*	78,460	647,295

		3,130,610

Textiles — 0.3%
G & K Services, Inc. (Class A Stock)	23,622	593,621

Textiles, Apparel & Luxury Goods — 1.6%
Fossil, Inc.*	37,218	1,249,036
Hanesbrands, Inc.*	48,410	1,167,165
Timberland Co. (Class A Stock)*(a)	54,680	980,413

		3,396,614

Thrifts & Mortgage Finance — 0.3%
First Financial Holdings, Inc.	15,750	204,592
Westfield Financial, Inc.	47,080	388,410

		593,002

Trading Companies & Distributors — 0.4%
Beacon Roofing Supply, Inc.*	29,046	464,736
Rush Enterprises, Inc. (Class A Stock)*	34,250	407,232

		871,968

Transportation — 0.5%
Aegean Marine Petroleum Network, Inc. (Marshall Island)	34,066	936,134

Utilities — 2.2%
CH Energy Group, Inc.	1,460	62,079
Cleco Corp.	37,204	1,016,784
El Paso Electric Co.*	94,498	1,916,420
MGE Energy, Inc.	13,168	470,624

COMMON STOCKS (continued)	Shares	Value (Note 2)

Utilities (continued)
UniSource Energy Corp.	10,230	$329,304
Westar Energy, Inc.	33,662	731,139

		4,526,350

TOTAL LONG-TERM INVESTMENTS (cost $182,497,351)		204,259,758

SHORT-TERM INVESTMENT — 20.4%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $42,474,932; includes $38,830,952 of cash collateral for securities on loan)(b)(w)(Note 4)	42,474,932	42,474,932

TOTAL INVESTMENTS(o) — 118.6% (cost $224,972,283)		246,734,690
LIABILITIES IN EXCESS OF OTHER ASSETS — (18.6)%		(38,709,290)

NET ASSETS — 100.0%		$208,025,400

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $37,201,303; cash collateral of $38,830,952 (included with liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(o)	As of December 31, 2009, one security representing $0 and 0% of net assets was fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$204,259,758	$—	$—
Affiliated Money Market Mutual Fund	42,474,932	—	—

	246,734,690	—	—
Other Financial Instuments*	—	—	—

Total	$246,734,690	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

SEE NOTES TO FINANCIAL STATEMENTS.

A33

SP SMALL CAP VALUE PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

As of December 31, 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments. As of December 31, 2009, the Portfolio had one Level 3 security with a fair value of $0.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 were as follows:

Affiliated Money Market Mutual Fund (18.7% represents investments purchased with collateral from securities on loan)	20.4%
Real Estate Investment Trusts	7.2
Commercial Banks	6.0
Insurance	5.7
Semiconductors & Semiconductor Equipment	4.8
Machinery	4.3
Oil, Gas & Consumable Fuels	3.5
Metals & Mining	3.2
Financial—Bank & Trust	3.1
Energy Equipment & Services	3.1
Chemicals	2.7
Capital Markets	2.4
Utilities	2.2
Healthcare Providers & Services	2.1
Financial Services	2.1
Specialty Retail	2.0
Exchange Traded Funds	1.9
Software	1.9
Machinery & Equipment	1.8
Retail & Merchandising	1.6
Textiles, Apparel & Luxury Goods	1.6
Auto Components	1.6
Banks	1.5
Telecommunications	1.5
Foods	1.4
Diversified Financial Services	1.4
Communication Equipment	1.3
Electrical Equipment	1.3
Computer Services & Software	1.3
Real Estate Management & Development	1.1
Healthcare Services	1.1
Road & Rail	1.1
Construction & Engineering	1.0
Professional Services	0.9
Electric Utilities	0.9
Leisure Equipment & Products	0.8

Building Materials	0.8%
Building Products	0.8
Aerospace & Defense	0.8
Airlines	0.8
Computer Hardware	0.7
Diversified Consumer Services	0.6
Restaurants	0.6
Commercial Services & Supplies	0.6
Distribution/Wholesale	0.6
Clothing & Apparel	0.6
Hotels, Restaurants & Leisure	0.5
Healthcare Products	0.5
Gas Utilities	0.5
Construction	0.5
Transportation	0.5
Marine	0.4
Trading Companies & Distributors	0.4
Iron/Steel	0.4
Environmental Services	0.4
Medical Supplies & Equipment	0.4
Electronic Components & Equipment	0.3
Consumer Products & Services	0.3
Household Products	0.3
Commercial Services	0.3
Food Products	0.3
Automotive Parts	0.3
Textiles	0.3
Thrifts & Mortgage Finance	0.3
Food & Staples Retailing	0.3
Entertainment & Leisure	0.3
Healthcare Equipment & Supplies	0.3
Internet & Catalog Retail	0.3
Containers & Packaging	0.3
Diversified Machinery	0.2
Electronic Equipment & Instruments	0.2
Paper & Forest Products	0.2
Business Services	0.2
Consumer Finance	0.2
Computers & Peripherals	0.2
Multi-Utilities	0.1
Life Science Tools & Services	0.1
Healthcare Technology	0.1

118.6
Liabilities in excess of other assets	(18.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A34

SP SMALL CAP VALUE PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value, including securities on loan of $37,201,303:
Unaffiliated investments (cost $182,497,351)	$204,259,758
Affiliated investments (cost $42,474,932)	42,474,932
Receivable for investments sold	1,108,425
Dividends receivable	280,367
Prepaid expenses	4,473
Receivable for Series shares sold	430

Total Assets	248,128,385

LIABILITIES
Collateral for securities on loan	38,830,952
Payable for investments purchased	869,087
Management fee payable	155,835
Accrued expenses and other liabilities	93,579
Payable to custodian	88,970
Payable for Series shares repurchased	62,218
Deferred trustees’ fees	1,749
Affiliated transfer agent fees payable	595

Total Liabilities	40,102,985

NET ASSETS	$208,025,400

Net assets were comprised of:
Paid-in capital	$241,254,185
Retained earnings	(33,228,785)

Net assets, December 31, 2009	$208,025,400

Net asset value and redemption price per share, $208,025,400 / 21,245,444 outstanding shares of beneficial interest	$9.79

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,367 foreign withholding tax)	$3,129,216
Affiliated income from securities lending, net	192,971
Affiliated dividend income	19,563

3,341,750

EXPENSES
Management fee	1,775,887
Custodian’s fees and expenses	100,000
Shareholders’ reports	35,000
Audit fee	20,000
Trustees’ fees	11,000
Transfer agent’s fees and expenses (including affiliated expense of $3,600) (Note 4)	10,000
Legal fees and expenses	5,000
Insurance expenses	4,000
Commitment fee on syndicated credit agreement	3,000
Loan interest expense (Note 8)	16
Miscellaneous	4,652

Total expenses	1,968,555

NET INVESTMENT INCOME	1,373,195

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(33,228,182)
Net change in unrealized appreciation on investments	85,129,259

NET GAIN ON INVESTMENTS	51,901,077

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,274,272

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,373,195	$3,030,798
Net realized loss on investment transactions	(33,228,182)	(22,100,237)
Net change in unrealized appreciation (depreciation) on investments	85,129,259	(63,567,798)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	53,274,272	(82,637,237)

DISTRIBUTIONS	(3,031,501)	(30,200,109)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,174,838 and 4,858,589 shares, respectively]	9,089,265	41,844,195
Series shares issued in reinvestment of distributions [384,221 and 2,801,494 shares, respectively]	3,031,501	30,200,109
Series shares repurchased [6,912,276 and 6,373,598 shares, respectively]	(56,495,635)	(66,485,501)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(44,374,869)	5,558,803

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,867,902	(107,278,543)
NET ASSETS:
Beginning of year	202,157,498	309,436,041

End of year	$208,025,400	$202,157,498

SEE NOTES TO FINANCIAL STATEMENTS.

A35

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 99.3%
COMMON STOCKS	Shares	Value (Note 2)

Beverages — 1.5%
Anheuser-Busch InBev NV, ADR (Belgium)*	6,600	$343,398
PepsiCo, Inc.	5,315	323,152

		666,550

Biotechnology — 4.4%
Celgene Corp.*	23,925	1,332,144
Gilead Sciences, Inc.*	13,375	578,870

		1,911,014

Capital Markets — 6.3%
Blackstone Group LP (The)	28,148	369,302
Franklin Resources, Inc.	4,000	421,400
Goldman Sachs Group, Inc. (The)	11,800	1,992,312

		2,783,014

Communication Equipment — 6.2%
Cisco Systems, Inc.*	24,650	590,121
QUALCOMM, Inc.	46,450	2,148,777

		2,738,898

Computers & Peripherals — 15.5%
Apple, Inc.*	14,787	3,117,987
Hewlett-Packard Co.	42,625	2,195,614
NetApp, Inc.*	42,800	1,471,892

		6,785,493

Diversified Financial Services — 3.0%
Bank of America Corp.	32,800	493,968
JPMorgan Chase & Co.	19,800	825,066

		1,319,034

Electrical Equipment — 0.4%
Vestas Wind Systems A/S (Denmark)*	8,400	170,520

Energy Equipment & Services — 4.8%
Schlumberger Ltd. (Netherlands)	32,700	2,128,443

Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	8,650	511,820

Food Products — 2.2%
Unilever PLC, ADR (United Kingdom)	30,000	957,000

Healthcare Equipment & Supplies — 4.7%
Alcon, Inc. (Switzerland)	12,600	2,070,810

Healthcare Providers & Services — 3.9%
Medco Health Solutions, Inc.*	26,755	1,709,912

Internet & Catalog Retail — 3.9%
Amazon.com, Inc.*	12,700	1,708,404

Internet Software & Services — 10.0%
Baidu, Inc., ADR (Cayman Islands)*	3,504	1,440,950
Google, Inc. (Class A Stock)*	4,740	2,938,705

		4,379,655

IT Services — 6.1%
MasterCard, Inc. (Class A Stock)	5,300	1,356,694
Visa, Inc. (Class A Stock)	15,200	1,329,392

		2,686,086

COMMON STOCKS (continued)	Shares	Value (Note 2)

Machinery — 2.8%
Danaher Corp.	7,390	$555,728
Illinois Tool Works, Inc.	13,900	667,061

		1,222,789

Media — 0.6%
Comcast Corp. (Class A Stock)	14,800	249,528

Metals & Mining — 1.2%
ArcelorMittal (Luxembourg)	11,300	516,975

Multi-Line Retail — 1.6%
Kohl’s Corp.*	7,900	426,047
Target Corp.	6,000	290,220

		716,267

Oil, Gas and Consumable Fuels — 4.8%
EOG Resources, Inc.	3,200	311,360
Occidental Petroleum Corp.	21,900	1,781,565

		2,092,925

Pharmaceuticals — 5.9%
Novartis AG, ADR (Switzerland)	24,700	1,344,421
Teva Pharmaceutical Industries Ltd., ADR (Israel)	22,395	1,258,151

		2,602,572

Road & Rail — 2.4%
Union Pacific Corp.	16,600	1,060,740

Semiconductor & Semi-Conductor Instruments — 2.4%
Intel Corp.	35,740	729,096
KLA-Tencor Corp.	9,300	336,288

		1,065,384

Software — 3.5%
Adobe Systems, Inc.*	41,800	1,537,404

TOTAL LONG-TERM INVESTMENTS (cost $32,363,203)		43,591,237

SHORT-TERM INVESTMENT — 0.7%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series(w)(Note 4) (cost $320,316)	320,316	320,316

TOTAL INVESTMENTS — 100.0% (cost $32,683,519)		43,911,553
OTHER ASSETS IN EXCESS OF LIABILITIES		2,807

NET ASSETS — 100.0%		$43,914,360

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt
*	Non-income producing security.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A36

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3
Common Stocks	$43,591,237	$—	$—
Affiliated Money Market Mutual Fund	320,316	—	—

	43,911,553	—	—
Other Financial Instuments*	—	—	—

Total	$43,911,553	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2009 were as follows:

Computers & Peripherals	15.5%
Internet Software & Services	10.0
Capital Markets	6.3
Communication Equipment	6.2
IT Services	6.1
Pharmaceuticals	5.9
Energy Equipment & Services	4.8
Oil, Gas and Consumable Fuels	4.8
Healthcare Equipment & Supplies	4.7
Biotechnology	4.4
Healthcare Providers & Services	3.9
Internet & Catalog Retail	3.9
Software	3.5
Diversified Financial Services	3.0
Machinery	2.8
Semiconductor & Semi-Conductor Instruments	2.4
Road & Rail	2.4
Food Products	2.2
Multi-Line Retail	1.6
Beverages	1.5
Metals & Mining	1.2
Food & Staples Retailing	1.2
Affiliated Money Market Mutual Fund	0.7
Media	0.6
Electrical Equipment	0.4

100.0
Other assets in excess of liabilities	— *

100.0%

*	Less than .05%.

SEE NOTES TO FINANCIAL STATEMENTS.

A37

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments at value:
Unaffiliated investments (cost $32,363,203)	$43,591,237
Affiliated investments (cost $320,316)	320,316
Cash	56,106
Dividends receivable	40,314
Prepaid expenses	790
Receivable for Series shares sold	336

Total Assets	44,009,099

LIABILITIES
Accrued expenses and other liabilities	44,394
Management fee payable	33,264
Payable for Series shares repurchased	10,282
Distribution fee payable	2,880
Administration fee payable	1,729
Deferred trustees’ fees	1,595
Affiliated transfer agent fees payable	595

Total Liabilities	94,739

NET ASSETS	$43,914,360

Net assets were comprised of:
Paid-in capital	$40,809,136
Retained earnings	3,105,224

Net assets, December 31, 2009	$43,914,360

Class I:
Net asset value and redemption price per share, $30,226,788 / 4,389,006 outstanding shares of beneficial interest	$6.89

Class II:
Net asset value and redemption price per share, $13,687,572 / 2,071,685 outstanding shares of beneficial interest	$6.61

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of $13,941 foreign withholding tax)	$408,141
Affiliated dividend income	4,347

412,488

EXPENSES
Management fee	337,096
Distribution fee—Class II	29,923
Administration fee—Class II	17,954
Custodian’s fees and expenses	58,000
Shareholders’ reports	42,000
Audit fee	20,000
Transfer agent’s fees and expenses (including affiliated expense of $3,600) (Note 4)	9,000
Trustees’ fees	8,000
Legal fees and expenses	6,000
Insurance expenses	1,000
Commitment fee on syndicated credit agreement	1,000
Loan interest expense (Note 8)	39
Miscellaneous	5,660

Total expenses	535,672

NET INVESTMENT LOSS	(123,184)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(253,712)
Net change in unrealized appreciation (depreciation) on investments	14,192,418

NET GAIN ON INVESTMENTS	13,938,706

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,815,522

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment loss	$(123,184)	$(230,608)
Net realized loss on investment transactions	(253,712)	(5,291,643)
Net change in unrealized appreciation (depreciation) on investments	14,192,418	(17,178,750)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,815,522	(22,701,001)

DISTRIBUTIONS:
Class I	—	(2,371,440)
Class II	—	(1,588,341)

TOTAL DISTRIBUTIONS	—	(3,959,781)

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold	6,332,838	6,604,302
Series shares issued in reinvestment of distributions	—	3,959,781
Series shares repurchased	(8,292,419)	(17,551,936)

DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(1,959,581)	(6,987,853)

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,855,941	(33,648,635)
NET ASSETS:
Beginning of year	32,058,419	65,707,054

End of year	$43,914,360	$32,058,419

SEE NOTES TO FINANCIAL STATEMENTS.

A38

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. On January 2, 2006, each Portfolio of the Series Fund changed its federal income tax status from a regulated investment company to a partnership. As a result of that conversion, the Series Fund was reorganized from a Maryland corporation to a Delaware statutory trust. Pursuant to this reorganization, the Series Fund has been renamed “The Prudential Series Fund.” The Series Fund is composed of twenty-two Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to eight Portfolios which are listed below along with each Portfolio’s investment objective.

SP Davis Value Portfolio:    Capital growth through investments primarily in common stock of U.S. companies with market capitalization of at least $5 billion.

SP Growth Asset Allocation Portfolio:    Provide long-term growth of capital with consideration also given to current income by investing in large-cap equity portfolios, fixed income portfolios, international equity portfolios and small/mid-cap equity portfolios. The Portfolio will achieve this by investing in certain other Series Fund Portfolios and Advanced Series Trust Portfolios.

SP International Growth Portfolio:    Long-term growth of capital by investing primarily in equity-related securities of foreign issuers.

SP International Value Portfolio:    Long-term capital appreciation by investing primarily in the stocks and other equity securities of companies in developed countries outside the United States.

SP Mid Cap Growth Portfolio:    Long-term growth of capital by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

SP Prudential U.S. Emerging Growth Portfolio:    Long-term capital appreciation by investing primarily in equity securities of small and medium-sized U.S. companies that the Portfolio manager believes have the potential for above-average growth.

SP Small Cap Value Portfolio:    Long-term growth of capital by investing primarily in common stocks of companies with small to medium market capitalization.

SP Strategic Partners Focused Growth Portfolio:    Long-term capital growth by investing primarily in equity-related securities of U.S. companies that the Portfolio manager believes to have strong capital appreciation potential.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on

B1

securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality that are held in the Portfolios which mature in more than 60 days are valued at fair value and those short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost which approximates fair value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

Each Portfolio may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities, including private placements, are valued pursuant to the valuation procedures noted above.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities—at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement

B2

date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. Certain Portfolios of the Series Fund entered into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolio to cover the Portfolio’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable.

Warrants and Rights:    Certain Portfolios of the Series Fund hold warrants and rights acquired either through a direct purchase, included as part of a private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Portfolio until exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Trustees’ approved fair valuation procedures.

Securities Lending:    Each Portfolio of the Series Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level.

For Portfolios with multiple classes of shares, net investment income (loss) (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Custody Fee Credits:    The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statements of Operations.

B3

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolio is the responsibility of their partners. The Portfolios are not subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund’s understanding of the applicable country’s tax rules and regulations.

Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. The Portfolios’ distributions are generally made on an annual basis. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with Jennison Associates LLC (“Jennison”), AllianceBernstein LP (“AllianceBernstein”), Davis Selected Advisers, LP (“Davis”), Goldman Sachs Asset Management, L.P. (“GSAM”), LSV Asset Management (“LSV”), Marsico Capital Management, LLC (“Marsico”), Neuberger Berman Management, Inc. (“Neuberger Berman”), Quantitative Management Associates LLC (“QMA”), William Blair & Company LLC (“William Blair”), Thornburg Investment Management, Inc. (“Thornburg”), and ClearBridge Advisors LLC (“ClearBridge”) (collectively, the “Subadvisers”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisers, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Portfolios bear all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio’s average daily net assets.

Portfolio	Management Fee	Effective Management Fee
SP Davis Value Portfolio	0.75%	0.75%
SP Growth Asset Allocation Portfolio	0.05	0.05
SP International Growth Portfolio	0.85	0.85
SP International Value Portfolio	0.90	0.90
SP Mid Cap Growth Portfolio	0.80	0.80
SP Prudential U.S. Emerging Growth Portfolio	0.60	0.60
SP Small Cap Value Portfolio	0.90	0.90
SP Strategic Partners Focused Growth Portfolio	0.90	0.90

At December 31, 2009 the Subadvisers that provide investment advisory services to the Portfolio are as follows. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

Portfolio	Subadviser(s)
SP Davis Value Portfolio	Davis
SP Growth Asset Allocation Portfolio	QMA
SP International Growth Portfolio	William Blair, Marsico
SP International Value Portfolio	LSV, Thornburg
SP Mid Cap Growth Portfolio	Neuberger Berman
SP Prudential U.S. Emerging Growth Portfolio	Jennison
SP Small Cap Value Portfolio	GSAM, ClearBridge
SP Strategic Partners Focused Growth Portfolio	AllianceBernstein, Jennison

B4

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PIMS, PI, QMA and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series Fund’s security lending agent. For the year ended December 31, 2009, PIM was compensated as follows for these services by the Series Funds:

PIM
SP Davis Value Portfolio	$39,118
SP International Growth Portfolio	13,978
SP Mid Cap Growth Portfolio	42,078
SP Prudential U.S. Emerging Growth Portfolio	49,077
SP Small Cap Value Portfolio	80,154

Certain Portfolios invest in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment. The Series is a money market fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2009 were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
SP Davis Value Portfolio	$21,553,953	$33,182,568
SP Growth Asset Allocation Portfolio	158,024,788	208,976,000
SP International Growth Portfolio	183,135,491	290,545,733
SP International Value Portfolio	155,951,034	241,140,075
SP Mid Cap Growth Portfolio	47,819,952	53,617,535
SP Prudential U.S. Emerging Growth Portfolio	60,108,039	73,284,442
SP Small Cap Value Portfolio	100,602,396	145,367,243
SP Strategic Partners Focused Growth Portfolio	44,658,979	45,982,603

Note 6:	Tax Information

After January 2, 2006, all Portfolios are treated as partnerships for tax purposes. The character of the cash distributions paid by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

B5

Prior to January 2, 2006, was incorporated as of that date, qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax would be required in the Portfolio’s financial statements. The Portfolios’ federal and state income tax returns for tax years for which the applicable statues of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolio. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2009, the SP Prudential U.S. Emerging Growth, SP Strategic Partners Focused Growth and SP International Growth Portfolios have Class II shares outstanding.

Transactions in shares of beneficial interest of the SP International Growth, SP Prudential U.S. Emerging Growth and SP Strategic Partners Focused Growth Portfolios were as follows:

SP International Growth Portfolio:

Class I	Shares	Amount
Year ended December 31, 2009:
Series shares sold	7,117,878	$26,400,946
Series shares issued in reinvestment of distributions	1,184,066	4,665,219
Series shares repurchased	(33,262,684)	(138,967,214)

Net increase (decrease) in shares outstanding	(24,960,740)	$(107,901,049)

Year ended December 31, 2008:
Series shares sold	7,707,426	$42,123,871
Series shares issued in reinvestment of distributions	11,132,248	70,133,161
Series shares repurchased	(17,448,954)	(118,140,650)

Net increase (decrease) in shares outstanding	1,390,720	$(5,883,618)

Class II
Year ended December 31, 2009:
Series shares sold	236,769	$919,713
Series shares issued in reinvestment of distributions	33,404	129,607
Series shares repurchased	(607,512)	(2,326,105)

Net increase (decrease) in shares outstanding	(337,339)	$(1,276,785)

Year ended December 31, 2008:
Series shares sold	1,647,667	$11,225,987
Series shares issued in reinvestment of distributions	897,109	5,535,160
Series shares repurchased	(3,525,674)	(19,551,361)

Net increase (decrease) in shares outstanding	(980,898)	$(2,790,214)

B6

SP Prudential U.S. Emerging Growth Portfolio
Class I	Shares	Amount
Year ended December 31, 2009:
Series shares sold	1,056,236	$5,684,842
Series shares issued in reinvestment of distributions	170,506	903,679
Series shares repurchased	(3,659,643)	(18,695,363)

Net increase (decrease) in shares outstanding	(2,432,901)	$(12,106,842)

Year ended December 31, 2008:
Series shares sold	951,155	$6,074,026
Series shares issued in reinvestment of distributions	3,888,475	28,074,791
Series shares repurchased	(4,826,937)	(31,576,609)

Net increase (decrease) in shares outstanding	12,693	$2,572,208

Class II
Year ended December 31, 2009:
Series shares sold	943	$5,122
Series shares issued in reinvestment of distributions	124	638
Series shares repurchased	(3,558)	(18,498)

Net increase (decrease) in shares outstanding	(2,491)	$(12,738)

Year ended December 31, 2008:
Series shares sold	516	$2,117
Series shares issued in reinvestment of distributions	7,530	52,710
Series shares repurchased	(6,498)	(40,442)

Net increase (decrease) in shares outstanding	1,548	$14,385

SP Strategic Partners Focused Growth Portfolio:
Class I	Shares	Amount
Year ended December 31, 2009:
Series shares sold	662,089	$3,652,339
Series shares issued in reinvestment of distributions	—	—
Series shares repurchased	(793,843)	(4,461,067)

Net increase (decrease) in shares outstanding	(131,754)	$(808,728)

Year ended December 31, 2008:
Series shares sold	421,146	$2,929,158
Series shares issued in reinvestment of distributions	314,098	2,371,440
Series shares repurchased	(847,025)	(5,562,995)

Net increase (decrease) in shares outstanding	(111,781)	$(262,397)

Class II
Year ended December 31, 2009:
Series shares sold	514,867	$2,680,499
Series shares issued in reinvestment of distributions	—	—
Series shares repurchased	(710,090)	(3,831,352)

Net increase (decrease) in shares outstanding	(195,223)	$(1,150,853)

Year ended December 31, 2008:
Series shares sold	517,775	$3,675,144
Series shares issued in reinvestment of distributions	217,879	1,588,341
Series shares repurchased	(1,859,584)	(11,988,941)

Net increase (decrease) in shares outstanding	(1,123,930)	$(6,725,456)

B7

Note 8:	Borrowings

The Portfolios, along with other affiliated registered investment companies (the “Funds”), are a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15 of 1% of the unused portion of the renewed SCA. For the period October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13 of 1% of the unused portion of the agreement. The expiration date of the renewed SCA will be October 20, 2010. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The following Portfolios utilized the line of credit during the year ended December 31, 2009. The average balance is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Approximate Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rate	Outstanding Borrowings at December 31, 2009
SP International Growth Portfolio	$1,827,881	16	1.180%	$—
SP International Value Portfolio	2,628,743	60	1.273%	—
SP Mid Cap Growth Portfolio	187,285	27	1.160%	—
SP Small Cap Value Portfolio	163,000	3	1.190%	—
SP Strategic Partners Focused Growth Portfolio	251,600	5	1.120%	—

Note 9:	Ownership and Affiliates

As of December 31, 2009, all of Class I shares of each Portfolio were owned of record by The Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

Note 10:	New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

B8

Note 11:	Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolios through February 17, 2010, the date the financial statements were issued, and has determined that the following subsequent events require recognition or disclosure in the financial statements:

Based on the approval of the Board of Trustees on December 7, 2009, the following portfolios will be merged during April or May of 2010.

Merging Portfolios of The Prudential Series Fund	Acquiring Portfolios of The Prudential Series Fund
SP Mid Cap Growth Portfolio	SP Prudential U.S. Emerging Growth Portfolio

SP Davis Value Portfolio	Value Portfolio

SP Strategic Partners Focused Growth Portfolio	Jennison Portfolio

The mergers are subject to the approval of shareholders.

B9

Financial Highlights

	SP Davis Value Portfolio
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.72	$12.00	$11.99	$10.68	$10.98

Income (Loss) From Investment Operations:
Net investment income	.07	.12	.15	.09	.09
Net realized and unrealized gain (loss) on investments	2.01	(4.62)	.39	1.49	.82

Total from investment operations	2.08	(4.50)	.54	1.58	.91

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(.10)
Distributions from net realized gains	—	—	—	—	(1.11)
Distributions	(.12)	(.78)	(.53)	(.27)	—

Total dividends and distributions	(.12)	(.78)	(.53)	(.27)	(1.21)

Net Asset Value, end of year	$8.68	$6.72	$12.00	$11.99	$10.68

Total Return(a)	31.26%	(39.88)%	4.58%	15.02%	9.52%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$196.9	$165.3	$309.0	$328.0	$311.7
Ratios to average net assets(b):
Expenses	.85%	.82%	.80%	.81%	.82%
Net investment income	.92%	1.13%	1.11%	.81%	.87%
Portfolio turnover rate	13%	19%	9%	14%	14%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$6.60	$11.59	$11.17	$10.23	$9.80

Income (Loss) From Investment Operations:
Net investment income	.16	.16	.18	.16	.19
Net realized and unrealized gain (loss) on investments	1.53	(4.01)	.85	1.13	.66

Total from investment operations	1.69	(3.85)	1.03	1.29	.85

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(.06)
Distributions from net realized gains	—	—	—	—	(.36)
Distributions	(.26)	(1.14)	(.61)	(.35)	—

Total dividends and distributions	(.26)	(1.14)	(.61)	(.35)	(.42)

Net Asset Value, end of year	$8.03	$6.60	$11.59	$11.17	$10.23

Total Return(a)	26.22%	(36.36)%	9.23%	12.88%	9.24%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$792.8	$694.8	$1,252.7	$1,283.9	$1,212.0
Ratios to average net assets(b):
Expenses	.07%	.07%	.06%	.05%	.05%
Net investment income	2.15%	1.57%	1.32%	1.50%	2.65%
Portfolio turnover rate	22%	29%	21%	25%	18%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	SP International Growth Portfolio
	Class I
	Year Ended December 31,
	2009(c)	2008	2007(c)	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$3.45	$8.52	$8.30	$7.55	$6.85

Income (Loss) From Investment Operations:
Net investment income	.05	.10	.10	.05	.04
Net realized and unrealized gain (loss) on investments	1.22	(3.74)	1.50	1.45	1.01

Total from investment operations	1.27	(3.64)	1.60	1.50	1.05

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(.04)
Distributions from net realized gains	—	—	—	—	(.31)
Distributions	(.09)	(1.43)	(1.38)	(.75)	—

Total dividends and distributions	(.09)	(1.43)	(1.38)	(.75)	(.35)

Net Asset Value, end of year	$4.63	$3.45	$8.52	$8.30	$7.55

Total Return(a)	37.15%	(50.30)%	19.55%	21.05%	16.39%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$162.5	$207.5	$500.0	$456.0	$453.6
Ratios to average net assets(b):
Expenses	.99%	.99%	.94%	.97%	.98%
Net investment income	1.18%	1.36%	1.14%	.69%	.64%
Portfolio turnover rate	89%	101%	81%	111%	99%

	SP International Growth Portfolio
	Class II
	Year Ended December 31,
	2009(c)	2008	2007(c)	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$3.37	$8.36	$8.17	$7.45	$6.77

Income (Loss) From Investment Operations:
Net investment income	.03	.07	.07	.02	.03
Net realized and unrealized gain (loss) on investments	1.19	(3.65)	1.47	1.42	.98

Total from investment operations	1.22	(3.58)	1.54	1.44	1.01

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(.02)
Distributions from net realized gains	—	—	—	—	(.31)
Distributions	(.05)	(1.41)	(1.35)	(.72)	—

Total dividends and distributions	(.05)	(1.41)	(1.35)	(.72)	(.33)

Net Asset Value, end of year	$4.54	$3.37	$8.36	$8.17	$7.45

Total Return(a)	36.44%	(50.49)%	19.12%	20.42%	15.79%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$11.1	$9.4	$31.5	$23.8	$23.1
Ratios to average net assets(b):
Expenses	1.39%	1.39%	1.34%	1.37%	1.38%
Net investment income	.70%	1.10%	.70%	.28%	.56%
Portfolio turnover rate	89%	101%	81%	111%	99%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	SP International Value Portfolio
	Year Ended December 31,
	2009	2008(c)	2007	2006	2005(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.95	$10.63	$11.40	$9.08	$8.84

Income (Loss) From Investment Operations:
Net investment income	.14	.18	.24	.24	.17
Net realized and unrealized gain (loss) on investments	1.43	(4.27)	1.79	2.35	.94

Total from investment operations	1.57	(4.09)	2.03	2.59	1.11

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(.04)
Distributions from net realized gains	—	—	—	—	(.83)
Distributions	(.17)	(1.59)	(2.80)	(.27)	—

Total dividends and distributions	(.17)	(1.59)	(2.80)	(.27)	(.87)

Net Asset Value, end of year	$6.35	$4.95	$10.63	$11.40	$9.08

Total Return(a)	32.35%	(44.06)%	18.08%	29.09%	13.77%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$203.3	$238.5	$493.6	$487.4	$389.3
Ratios to average net assets(b):
Expenses	1.03%	1.02%	.99%	.99%	1.06%
Net investment income	1.82%	2.32%	1.80%	2.28%	2.08%
Portfolio turnover rate	67%	34%	46%	113%	18%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding during the year.

	SP Mid Cap Growth Portfolio
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$3.43	$7.53	$7.07	$7.21	$6.85

Income (Loss) From Investment Operations:
Net investment income (loss)	(.01)	(.01)	(.02)	.02	(.03)
Net realized and unrealized gain (loss) on investments	1.09	(2.64)	1.16	(.16)	.39

Total from investment operations	1.08	(2.65)	1.14	(.14)	.36

Less Distributions:
Distributions	—	(1.45)	(.68)	—	—

Net Asset Value, end of year	$4.51	$3.43	$7.53	$7.07	$7.21

Total Return(a)	31.49%	(42.56)%	16.21%	(1.94)%	5.26%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$81.5	$67.5	$134.8	$133.1	$152.9
Ratios to average net assets(b):
Expenses	.97%	.89%	.87%	.91%	1.00	%(c)
Net investment income (loss)	(.23)%	(.23)%	(.30)%	.20%	(.56	)%(c)
Portfolio turnover rate	69%	66%	156%	107%	94%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.02% and (.58)%, respectively, for the year ended December 31, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.58	$8.41	$7.99	$7.87	$8.07

Income (Loss) From Investment Operations:
Net investment income (loss)	.04	.04	.02	.03	(.02)
Net realized and unrealized gain (loss) on investments	1.87	(2.64)	1.31	.71	1.16

Total from investment operations	1.91	(2.60)	1.33	.74	1.14

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	— (c)
Distributions from net realized gains	—	—	—	—	(1.34)
Distributions	(.04)	(1.23)	(.91)	(.62)	—

Total dividends and distributions	(.04)	(1.23)	(.91)	(.62)	(1.34)

Net Asset Value, end of year	$6.45	$4.58	$8.41	$7.99	$7.87

Total Return(a)	41.89%	(36.23)%	16.82%	9.59%	17.77%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$142.3	$112.3	$205.8	$202.6	$194.8
Ratios to average net assets(b):
Expenses	.71%	.68%	.65%	.67%	.80%
Net investment income (loss)	.66%	.55%	.24%	.32%	(.28)%
Portfolio turnover rate	50%	59%	54%	70%	142%

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.44	$8.17	$7.79	$7.72	$7.96

Income (Loss) From Investment Operations:
Net investment income (loss)	.01	.01	(.01)	(.01)	(.05)
Net realized and unrealized gain (loss) on investments	1.81	(2.53)	1.27	.70	1.15

Total from investment operations	1.82	(2.52)	1.26	.69	1.10

Less Dividends and Distributions:
Distributions from net realized gains	—	—	—	—	(1.34)
Distributions	(.01)	(1.21)	(.88)	(.62)	—

Total dividends and distributions	(.01)	(1.21)	(.88)	(.62)	(1.34)

Net Asset Value, end of year	$6.25	$4.44	$8.17	$7.79	$7.72

Total Return(a):	41.14%	(36.24)%	16.34%	9.10%	17.47%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.3	$0.2	$0.4	$0.3	$0.3
Ratios to average net assets(b):
Expenses	1.11%	1.08%	1.05%	1.07%	1.20%
Net investment income (loss)	.25%	.15%	(.16)%	(.04)%	(.70)%
Portfolio turnover rate	50%	59%	54%	70%	142%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.60	$12.22	$13.68	$14.27	$15.51

Income (Loss) From Investment Operations:
Net investment income	.07	.12	.13	.10	.07
Net realized and unrealized gain (loss) on investments	2.24	(3.47)	(.64)	1.78	.52

Total from investment operations	2.31	(3.35)	(.51)	1.88	.59

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(.08)
Distributions from net realized gains	—	—	—	—	(1.75)
Distributions	(.12)	(1.27)	(.95)	(2.47)	—

Total dividends and distributions	(.12)	(1.27)	(.95)	(2.47)	(1.83)

Net Asset Value, end of year	$9.79	$7.60	$12.22	$13.68	$14.27

Total Return(a)	30.80%	(30.50)%	(3.63)%	14.60%	4.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$208.0	$202.2	$309.4	$369.0	$350.7
Ratios to average net assets(b):
Expenses	1.00%	.98%	.96%	.96%	.97%
Net investment income	.70%	1.17%	.81%	.71%	.49%
Portfolio turnover rate	52%	56%	45%	55%	119%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,
	2009(e)	2008(e)	2007	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.78	$8.30	$7.49	$8.07	$7.00

Income (Loss) From Investment Operations:
Net investment loss	(.01)	(.02)	(.04)	(.04)	(.03)
Net realized and unrealized gain (loss) on investments	2.12	(2.98)	1.18	(.02)	1.10

Total from investment operations	2.11	(3.00)	1.14	(.06)	1.07

Less Distributions:
Distributions	—	(.52)	(.33)	(.52)	—

Net Asset Value, end of year	$6.89	$4.78	$8.30	$7.49	$8.07

Total Return(a)	44.14%	(38.42)%	15.24%	(.66)%	15.29%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$30.2	$21.6	$38.4	$38.7	$38.3
Ratios to average net assets(b):
Expenses	1.30%	1.23%	1.15%	1.15%	1.07	%(c)
Net investment loss	(.20)%	(.30)%	(.43)%	(.47)%	(.44	)%(c)
Portfolio turnover rate	113%	62%	120%	142%	110%

	SP Strategic Partners Focused Growth Portfolio
	Class II
	Year Ended December 31,
	2009(e)	2008(e)	2007	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.61	$8.04	$7.30	$7.91	$6.88

Income (Loss) From Investment Operations:
Net investment loss	(.03)	(.05)	(.10)	(.08)	(.06)
Net realized and unrealized gain (loss) on investments	2.03	(2.86)	1.17	(.01)	1.09

Total from investment operations	2.00	(2.91)	1.07	(.09)	1.03

Less Distributions:
Distributions	—	(.52)	(.33)	(.52)	—

Net Asset Value, end of year	$6.61	$4.61	$8.04	$7.30	$7.91

Total Return(a)	43.38%	(38.54)%	14.68%	(1.07)%	14.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$13.7	$10.4	$27.3	$31.3	$42.8
Ratios to average net assets(b):
Expenses	1.70%	1.63%	1.55%	1.55%	1.47	%(d)
Net investment loss	(.60)%	(.70)%	(.83)%	(.88)%	(.84	)%(d)
Portfolio turnover rate	113%	62%	120%	142%	110%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.14% and (.51)%, respectively, for the year ended December 31, 2005.

(d)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.54% and (.91)%, respectively, for the year ended December 31, 2005.

(e)	Calculated based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statements of assets and liabilities of The Prudential Series Fund (comprised of SP Davis Value Portfolio, SP Growth Asset Allocation Portfolio, SP International Growth Portfolio, SP International Value Portfolio, SP Mid-Cap Growth Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small Cap Value Portfolio and SP Strategic Partners Focused Growth Portfolio), hereafter referred to as the “Funds”, including the portfolios of investments, as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2009, and the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 17, 2010

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Trustees (1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Saul K. Fenster, Ph.D. (76) No. of Portfolios Overseen: 83	Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.	Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation.

Delayne Dedrick Gold (71) No. of Portfolios Overseen: 83	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None

W. Scott McDonald, Jr. (72) No. of Portfolios Overseen: 83	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None

Thomas T. Mooney (68) No. of Portfolios Overseen: 83	Formerly Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.	None

Thomas M. O’Brien (59) No. of Portfolios Overseen: 83	President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

F. Don Schwartz (74) No. of Portfolios Overseen: 83	Management Consultant (since April 1985).	None

Interested Trustee (1)
Robert F. Gunia (63) No. of Portfolios Overseen: 83	Independent Consultant; formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008- December 2009) of Prudential Investment Management Services LLC; Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.

[1]

The year that each Trustee joined the Fund’s Board is as follows: Saul K. Fenster, 1983; Delayne Dedrick Gold, 2001; Robert F. Gunia, 2001; W. Scott McDonald, Jr., 1983; Thomas T. Mooney, 2001; Thomas M. O’Brien, 2003; F. Don Schwartz, 2003.

E1

Fund Officers [1]
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Steve Pelletier (56) President and Principal Executive Officer	President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).

Timothy S. Cronin (44) Vice President	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).

Kathryn L. Quirk (57) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC (PI) and Prudential Mutual Fund Services LLC (PMFS); Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Andrew R. French (47) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc.(PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.

Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Alan Fu (52) Assistant Treasurer	Vice President and Corporate Counsel - Tax, Prudential Financial, Inc. (since October 2003).

[1]

The year in which each individual became an Officer of the Fund is as follows: Stephen Pelletier, 2008; Timothy S. Cronin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Robert F. Gunia will be considered an Interested Trustee for at least two years after his retirement from employment by the Manager and its affiliates (which was on or about October 21, 2009). He will also be an Interested Trustee as long as he holds a beneficial interest in securities issued by the Manager or its affiliates.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Advanced Series Trust and Prudential’s Gibraltar Fund, Inc.

E2

Annuities are issued by Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992, and Prudential Annuities Life Assurance Corporation, located at One Corporate Drive, Shelton, CT, 06484. Variable annuities are distributed by Prudential Annuities Distributors, Inc., also located in Shelton, CT. Prudential Annuities is a business unit of Prudential Financial.

Variable life insurance is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992. Pruco Life Insurance Company is not licensed to do business in New York. Variable life insurance is offered through Pruco Securities LLC, 751 Broad Street, Newark, NJ 07102-3777.

All are Prudential Financial companies and each is solely responsible for its financial condition and contractual obligations.

Life insurance and annuity contracts contain exclusions, limitations, reductions of benefits and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

PRST STD POSTAGES & FEES PAID VON HOFFMANN CORPORATION

The 2009 Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available. You may call 888-778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling 877-778-5008, you can revoke or “opt out” of householding at any time.

Pru, Prudential, Prudential Financial, Rock Solid, “The Rock,” the Rock Logo and the Rock Prudential Logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

0172280-00001-00    PSF-AR-B

ANNUAL REPORT	DECEMBER 31, 2009

The Prudential Series Fund

■	Jennison 20/20 Focus Portfolio

0172223-00001-00

This report is only authorized for distribution when preceded or accompanied by a current prospectus. Investors should carefully consider the contract and the underlying portfolios’ investment objectives, risks, and charges and expenses before investing. The contract prospectus and the underlying portfolio prospectuses contain information on the investment objectives, risks, and charges and expenses, as well as other important information. Read them carefully before investing or sending money.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 and owners of variable life insurance contracts should call 800-778-2255 to obtain descriptions of the Fund’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Commission at www.sec.gov and on the Fund’s website.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 1-800-SEC-0330. Form N-Q is also available on the Fund’s website at www.prudential.com or by calling the telephone numbers referenced above.

Life insurance policies and annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

Annuities are issued by Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992, and Prudential Annuities Life Assurance Corporation, located at One Corporate Drive, Shelton, CT, 06484. Variable annuities are distributed by Prudential Annuities Distributors, Inc., also located in Shelton, CT. Prudential Annuities is a business unit of Prudential Financial.

Variable life insurance is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102- 3777, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992. Pruco Life Insurance Company is not licensed to do business in New York. Variable life insurance is offered through Pruco Securities LLC, 751 Broad Street, Newark, NJ 07102-3777.

All are Prudential Financial companies and each is solely responsible for its financial condition and contractual obligations.

Pru, Prudential, Prudential Financial, Rock Solid, “The Rock,” the Rock Logo and the Rock Prudential Logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

The Prudential Series Fund Class II Portfolios are available through life insurance contracts issued by various insurance companies other than The Prudential Insurance Company of America and its affiliates and distributed by Prudential Annuities Distributors, Inc., member SIPC, a Prudential Financial Company. Each company is solely responsible for its own financial condition and contractual obligations.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling 800-778-2255.

The Prudential Series Fund Table of Contents	Annual Report	December 31, 2009

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PRESENTATION OF PORTFOLIO HOLDINGS

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS
A1	Schedule of Investments and Financial Statements
B1	Notes to Financial Statements
C1	Financial Highlights
D1	Report of Independent Registered Public Accounting Firm
E1	Information About Trustees and Officers

The Prudential Series Fund Letter to Contract Owners	Annual Report	December 31, 2009

■	DEAR CONTRACT OWNER

Our primary focus at Prudential is to help investors achieve and maintain long-term financial success. Our Prudential Series Fund annual report outlines our efforts to reach this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 130 years, and the quality of our businesses and risk diversification has enabled us to manage effectively through volatile markets. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is your best resource to make the most informed investment decisions to help meet your needs. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Diversification does not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Stephen Pelletier

President,

The Prudential Series Fund January 29, 2010

PRESIDENT

STEPHEN PELLETIER

The Prudential Series Fund, Jennison 20/20 Focus Portfolio Subadvised by: Jennison Associates LLC	December 31, 2009

Investment Manager’s Report - As of December 31, 2009

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year	Since Inception
Portfolio: Class I	57.83%	8.07%	4.87%	N/A
Portfolio: Class II	57.40	7.67	N/A	4.99
Russell 1000® Index	28.43	0.79	-0.49	0.56
S&P 500 Index	26.47	0.42	-0.95	0.08

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

$10,000 INVESTED OVER 10 YEARS

Portfolio Class I inception: 5/3/1999. Portfolio Class II inception: 2/15/2000. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. Unless noted otherwise, Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I). The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2009, the Jennison 20/20 Focus Portfolio rose 57.83%, while the Class II shares rose 57.40%, substantially outperforming the S&P 500 (the Index). The Portfolio is composed of two concentrated portfolios; one invests in growth stocks and the other invests in value stocks. Growth investors look for companies that have the potential to continue to generate above-average gains in earnings. Value investors look for undervalued firms that have the potential to rise to their true value over time.

Every sector added to results and was a source of positive performance relative to the Index. Stock selection nearly across the board drove the Portfolio’s outperformance. Positions in information technology benefited the Portfolio’s absolute performance most. Stock selection and an overweight stance in the sector resulted in positive relative performance. Positions in energy and materials further bolstered overall performance. The Portfolio also outperformed in healthcare, consumer discretionary, financials, telecommunication services, consumer staples and utilities. An underweight stance in financials also benefited relative return.

Industrials was the one sector that underperformed the Index. However, the Portfolio’s lower exposure to the sector resulted in positive relative performance.

From the depths of their March lows, equity markets have posted impressive rebounds, with most indexes gaining 50% or more through year-end. Corporate profits, which have been much better than were thought possible at the beginning of 2009, largely due to workforce and inventory reductions, have provided much of the fuel for this recovery in equities. Favorable interest rate and liquidity conditions have been instrumental in spurring the rally, as well. Yet significant challenges remain, including high unemployment, still-weak housing markets, and probable increases in tax rates. Against this backdrop, Jennison remains cautiously optimistic.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

Russell 1000® Index is a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market. S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. Investors cannot invest directly in a market index. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund Presentation of Portfolio Holdings — unaudited	December 31, 2009

Jennison 20/20 Focus
Five Largest Holdings (% of Net Assets)
Apple, Inc.	3.4%
Google, Inc. (Class A Stock)	3.2%
H&R Block, Inc.	3.0%
Amazon.com, Inc.	3.0%
WellPoint, Inc.	2.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Sectors/Industries are subject to change.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2009

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*
Jennison 20/20 Focus (Class I)	Actual	$1,000.00	$1,293.30	0.79%	$4.57
	Hypothetical	$1,000.00	$1,021.22	0.79%	$4.02
Jennison 20/20 Focus (Class II)	Actual	$1,000.00	$1,290.50	1.19%	$6.87
	Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2009, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2009 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

JENNISON 20/20 FOCUS PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2009

LONG-TERM INVESTMENTS — 99.8%
COMMON STOCKS	Shares	Value (Note 2)

Biotechnology — 1.6%
Celgene Corp.(a)	104,600	$5,824,128

Capital Markets — 2.1%
Goldman Sachs Group, Inc. (The)	45,000	7,597,800

Chemicals — 2.3%
Dow Chemical Co. (The)	297,500	8,219,925

Commercial Services & Supplies — 2.7%
Waste Management, Inc.(b)	278,500	9,416,085

Communications Equipment — 2.4%
QUALCOMM, Inc.	185,700	8,590,482

Computers & Peripherals — 8.4%
Apple, Inc.(a)(b)	57,810	12,189,817
Hewlett-Packard Co.	162,000	8,344,620
NetApp, Inc.(a)	268,400	9,230,276

		29,764,713

Consumer Finance — 2.7%
SLM Corp.(a)	838,600	9,451,022

Diversified Consumer Services — 5.2%
Career Education Corp.(a)(b)	333,800	7,780,878
H&R Block, Inc.	475,900	10,764,858

		18,545,736

Energy Equipment & Services — 2.5%
Schlumberger Ltd.	134,000	8,722,060

Food & Staples Retailing — 2.3%
Kroger Co. (The)	396,000	8,129,880

Food Products — 3.9%
ConAgra Foods, Inc.	338,500	7,802,425
Unilever PLC (United Kingdom), ADR(b)	188,500	6,013,150

		13,815,575

Healthcare Equipment & Supplies — 2.1%
Alcon, Inc.	46,400	7,625,840

Healthcare Providers & Services — 5.6%
Medco Health Solutions, Inc.(a)	150,700	9,631,237
WellPoint, Inc.(a)	175,900	10,253,211

		19,884,448

Internet & Catalog Retail — 3.0%
Amazon.com, Inc.(a)	79,000	10,627,080

Internet Software & Services — 7.4%
Baidu, Inc. (China), ADR(a)	20,885	8,588,538
Google, Inc. (Class A Stock)(a)(b)	18,200	11,283,636
IAC/InterActiveCorp(a)(b)	306,500	6,277,120

		26,149,294

IT Services — 4.7%
Mastercard, Inc. (Class A Stock)	33,000	8,447,340
Visa, Inc. (Class A Stock)(b)	95,200	8,326,192

		16,773,532

Metals & Mining — 4.7%
Century Aluminum Co.(a)(b)	542,600	8,784,694
Freeport-McMoRan Copper & Gold, Inc.(a)	96,700	7,764,043

		16,548,737

COMMON STOCKS (continued)	Shares	Value (Note 2)

Multi-Utilities — 2.6%
Sempra Energy	166,000	$9,292,680

Oil, Gas & Consumable Fuels — 12.9%
Anadarko Petroleum Corp.	152,300	9,506,566
Canadian Natural Resources Ltd.	125,000	8,993,750
Occidental Petroleum Corp.	84,500	6,874,075
Petroleo Brasileiro SA (Brazil), ADR	192,800	9,192,704
Southwestern Energy Co.(a)	191,200	9,215,840
Williams Cos., Inc. (The)	105,200	2,217,616

		46,000,551

Pharmaceuticals — 6.5%
Novartis AG (Switzerland), ADR	153,900	8,376,777
Sanofi-Aventis SA (France), ADR	237,200	9,314,844
Teva Pharmaceutical Industries Ltd. (Israel), ADR	94,400	5,303,392

		22,995,013

Road & Rail — 1.9%
Union Pacific Corp.	104,100	6,651,990

Semiconductors & Semiconductor Equipment — 2.2%
Advanced Micro Devices, Inc.(a)	813,900	7,878,552

Software — 7.9%
Adobe Systems, Inc.(a)	261,000	9,599,580
CA, Inc.	406,300	9,125,498
Symantec Corp.(a)	532,200	9,521,058

		28,246,136

Wireless Telecommunication Services — 2.2%
NII Holdings, Inc.(a)	236,100	7,928,238

TOTAL LONG-TERM INVESTMENTS (cost $257,857,141)		354,679,497

SHORT-TERM INVESTMENT — 19.9%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $70,740,114; includes $60,267,391 of cash collateral received for securities on loan) (Note 4)(c)(d)	70,740,114	70,740,114

TOTAL INVESTMENTS — 119.7% (cost $328,597,255)		425,419,611
LIABILITIES IN EXCESS OF OTHER ASSETS — (19.7)%		(70,043,293)

NET ASSETS — 100.0%		$355,376,318

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $58,379,378; cash collateral of $60,267,391 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

SEE NOTES TO FINANCIAL STATEMENTS.

A1

JENNISON 20/20 FOCUS PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	December 31, 2009

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio’s assets carried at fair value:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$354,679,497	$—	$—
Affiliated Money Market Mutual Fund	70,740,114	—	—

	425,419,611	—	—
Other Financial Instruments*	—	—	—

Total	$425,419,611	$—	$—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

As of December 31, 2009 and 2008, the Portfolio did not use any significant unobservable inputs (Level 3) in determining the value of investments.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2009 was as follows:

Affiliated Money Market Mutual Fund (including 17.0% of collateral received for securities on loan)	19.9%
Oil, Gas & Consumable Fuels	12.9
Computers & Peripherals	8.4
Software	7.9
Internet Software & Services	7.4
Pharmaceuticals	6.5
Healthcare Providers & Services	5.6
Diversified Consumer Services	5.2
IT Services	4.7
Metals & Mining	4.7
Food Products	3.9
Internet & Catalog Retail	3.0
Commercial Services & Supplies	2.7
Consumer Finance	2.7
Multi-Utilities	2.6
Energy Equipment & Services	2.5
Communications Equipment	2.4
Chemicals	2.3
Food & Staples Retailing	2.3
Semiconductors & Semiconductor Equipment	2.2
Wireless Telecommunication Services	2.2
Capital Markets	2.1
Healthcare Equipment & Supplies	2.1
Road & Rail	1.9
Biotechnology	1.6

119.7
Liabilities in excess of other assets	(19.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A2

JENNISON 20/20 FOCUS PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

ASSETS
Investments, at value including securities on loan of $58,379,378:
Unaffiliated investments (cost $257,857,141)	$354,679,497
Affiliated investments (cost $70,740,114)	70,740,114
Cash	275,015
Receivable for investments sold	6,315,516
Receivable for Series shares sold	405,501
Dividends and interest receivable	387,103
Foreign tax reclaim receivable	34,481
Prepaid expenses	3,316

Total Assets	432,840,543

LIABILITIES
Collateral for securities on loan	60,267,391
Payable for investments purchased	8,517,073
Payable for Series shares repurchased	8,301,945
Management fee payable	225,173
Distribution fee payable	60,353
Accrued expenses and other liabilities	55,483
Administration fee payable	36,212
Affiliated transfer agent fee payable	595

Total Liabilities	77,464,225

NET ASSETS	$355,376,318

Net assets were comprised of:
Paid-in capital	$326,219,037
Retained earnings	29,157,281

Net assets, December 31, 2009	$355,376,318

Class I:
Net asset value and redemption price per share, $70,523,057 / 4,891,717 outstanding shares of beneficial interest	$14.42

Class II:
Net asset value and redemption price per share, $284,853,261 / 19,982,860 outstanding shares of beneficial interest	$14.25

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $54,478)	$2,767,121
Affiliated income from securities loaned, net	116,256
Affiliated dividend income	62,817

2,946,194

EXPENSES
Management fee	2,042,759
Distribution fee—Class II	540,756
Administration fee—Class II	324,405
Shareholders’ reports	56,000
Custodian’s fees and expenses	44,000
Audit fee	17,000
Trustees’ fees	11,000
Transfer agent’s fee and expenses (including affiliated expense of $3,600) (Note 4)	10,000
Insurance expenses	7,000
Legal fees and expenses	6,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	9,457

Total expenses	3,071,377

NET INVESTMENT LOSS	(125,183)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
Investment transactions	(719,514)
Foreign currency transactions	(126,713)

(846,227)

Net change in unrealized appreciation (depreciation) on:
Investments	128,233,365
Foreign currencies	87

128,233,452

NET GAIN ON INVESTMENTS	127,387,225

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$127,262,042

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(125,183)	$278,888
Net realized loss on investment and foreign currency transactions	(846,227)	(66,694,837)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	128,233,452	(83,136,386)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	127,262,042	(149,552,335)

DISTRIBUTIONS:
Class I	(271,462)	(4,686,743)
Class II	(8,120)	(18,572,262)

TOTAL DISTRIBUTIONS	(279,582)	(23,259,005)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold	136,748,176	160,071,162
Series shares issued in reinvestment of distributions	279,582	23,259,005
Series shares repurchased	(111,650,583)	(187,443,418)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	25,377,175	(4,113,251)

TOTAL INCREASE (DECREASE) IN NET ASSETS	152,359,635	(176,924,591)
NET ASSETS:
Beginning of year	203,016,683	379,941,274

End of year	$355,376,318	$203,016,683

SEE NOTES TO FINANCIAL STATEMENTS.

A3

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. On January 2, 2006, each Portfolio of the Series Fund changed its federal income tax status from a regulated investment company to a partnership. As a result of that conversion, the Series Fund was reorganized from a Maryland corporation to a Delaware statutory trust. Pursuant to this reorganization, the Series Fund has been renamed “The Prudential Series Fund.” The Series Fund is composed of twenty-two Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to Jennison 20/20 Focus Portfolio.

The Portfolio has the following as investment objectives:

Long-term growth of capital by investing primarily in approximately 40 equity securities of U.S. companies that the Portfolio manager believes to have strong capital appreciation potential.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolio to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolio in preparation of its financial statements.

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange, or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities of any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

B1

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality that are held in the Portfolio which mature in more than 60 days are valued at fair value and those short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost which approximates fair value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities—at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Securities Lending:    The Portfolio may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level.

For Portfolios with multiple classes of shares, net investment income (loss) (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

B2

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of their partners. The Portfolios are not generally subject to entity-level taxation. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund’s understanding of the applicable country’s tax rules and regulations.

Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. The Jennison 20/20 Focus Portfolio makes distributions, if any, at least annually. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”) (the “Subadviser”), under which Jennison provides investment advisory services for the Portfolio. PI pays for the services of the Subadviser, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Portfolio bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of the Portfolio’s average daily net assets.

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI, which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PIMS, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Portfolio, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million.

Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 22, 2009, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .15 of 1% of the unused portion of the renewed SCA. For the period October 24, 2008 through October 21, 2009, the Funds paid a commitment fee of .13 of 1% of the unused portion of the agreement. The expiration date of the renewed SCA will be October 20, 2010. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Portfolio did not utilize the line of credit during the year ended December 31, 2009.

B3

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

For the year ended December 31, 2009, Wells Fargo Advisors, LLC, an affiliate of PI, earned approximately $5,199 in brokerage commissions from transactions executed on behalf of the Portfolio.

Prudential Investment Management, Inc. (“PIM”) an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s security lending agent. For the year ended December 31, 2009, PIM was compensated $47,545 for these services for the Jennison 20/20 Focus Portfolio.

The Portfolio invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2009 were $316,679,174 and $277,601,253, respectively.

Note 6:	Tax Information

After January 2, 2006, all Portfolios are treated as partnerships for tax purposes. The character of the cash distributions made by the partnerships is generally classified as return of capital nontaxable distributions. After each fiscal year each partner will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

Prior to January 2, 2006, each Portfolio, which was incorporated as of that date, qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Management has analyzed the Portfolios’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for income tax would be required in the Portfolios’ financial statements. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

B4

Transactions in shares of beneficial interest of the Jennison 20/20 Focus were as follows:

Class I	Shares	Amount
Year ended December 31, 2009:
Series shares sold	487,920	$5,417,265
Series shares issued in reinvestment of distributions	23,834	271,462
Series shares repurchased	(708,606)	(7,635,195)

Net increase (decrease) in shares outstanding	(196,852)	$(1,946,468)

Year ended December 31, 2008:
Series shares sold	449,176	$6,090,576
Series shares issued in reinvestment of distributions	301,592	4,686,743
Series shares repurchased	(1,079,530)	(14,157,181)

Net increase (decrease) in shares outstanding	(328,762)	$(3,379,862)

Class II
Year ended December 31, 2009:
Series shares sold	11,910,373	$131,330,911
Series shares issued in reinvestment of distributions	720	8,120
Series shares repurchased	(9,174,043)	(104,015,388)

Net increase (decrease) in shares outstanding	2,737,050	$27,323,643

Year ended December 31, 2008:
Series shares sold	11,620,427	$153,980,586
Series shares issued in reinvestment of distributions	1,208,345	18,572,262
Series shares repurchased	(14,165,938)	(173,286,237)

Net increase (decrease) in shares outstanding	(1,337,166)	$(733,389)

Note 8:	Ownership and Affiliates

As of December 31, 2009, all of Class I shares of the Portfolio were owned of record by the Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

Note 9:	New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note 10:	Subsequent Events

Management has evaluated the impact of all subsequent events on the Portfolio through February 18, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

B5

Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,
	2009	2008	2007(c)	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.18	$15.99	$16.01	$15.00	$12.37

Income (Loss) From Investment Operations:
Net investment income	.03	.06	.07	.08	.06
Net realized and unrealized gain (loss) on investments	5.26	(5.94)	1.63	1.95	2.60

Total from investment operations	5.29	(5.88)	1.70	2.03	2.66

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(.03)
Distributions	(.05)	(.93)	(1.72)	(1.02)	—

Total dividends and distributions	(.05)	(.93)	(1.72)	(1.02)	(.03)

Net Asset Value, end of year	$14.42	$9.18	$15.99	$16.01	$15.00

Total Return(a)	57.83%	(39.15)%	10.59%	14.13%	21.59%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$70.5	$46.7	$86.6	$93.1	$83.8
Ratios to average net assets(b):
Expenses	.81%	.82%	.82%	.82%	.87%
Net investment income	.27%	.41%	.41%	.58%	.43%
Portfolio turnover rate	106%	125%	115%	119%	93%

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2009	2008		2007(c)		2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of year	$9.06	$15.78		$15.81		$14.83	$12.23

Income (Loss) From Investment Operations:
Net investment income (loss)	(.01)	—	(d)	—	(d)	.03	.01
Net realized and unrealized gain (loss) on investments	5.20	(5.87)		1.60		1.91	2.59

Total from investment operations	5.19	(5.87)		1.60		1.94	2.60

Less Distributions:
Distributions	— (d)	(.85)		(1.63)		(.96)	—

Net Asset Value, end of year	$14.25	$9.06		$15.78		$15.81	$14.83

Total Return(a)	57.29%	(39.40)%		10.12%		13.61%	21.26%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$284.9	$156.3		$293.3		$218.4	$159.3
Ratios to average net assets(b):
Expenses	1.21%	1.22%		1.22%		1.22%	1.27%
Net investment income (loss)	(.13)%	—	%(e)	—	%(e)	.19%	.03%
Portfolio turnover rate	106%	125%		115%		119%	93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

(c)	Calculated based upon average shares outstanding.

(d)	Less than $.005 per share.

(e)	Less than .005%.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE PRUDENTIAL SERIES FUND — JENNISON 20/20 FOCUS PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of The Prudential Series Fund — Jennison 20/20 Focus Portfolio (hereafter referred to as the “Fund”), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, and the results of their operations, the changes in their net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 18, 2010

D1

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the Officers of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Trustees are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Trustees (1)
Name, Address, Age No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Saul K. Fenster, Ph.D. (76) No. of Portfolios Overseen: 83	Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.	Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation.

Delayne Dedrick Gold (71) No. of Portfolios Overseen: 83	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.	None

W. Scott McDonald, Jr. (72) No. of Portfolios Overseen: 83	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.	None

Thomas T. Mooney (68) No. of Portfolios Overseen: 83	Formerly Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.	None

Thomas M. O’Brien (59) No. of Portfolios Overseen: 83	President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

F. Don Schwartz (74) No. of Portfolios Overseen: 83	Management Consultant (since April 1985).	None

Interested Trustee (1)
Robert F. Gunia (63) No. of Portfolios Overseen: 83	Independent Consultant; formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of Prudential Investments LLC; Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008- December 2009) of Prudential Investment Management Services LLC; Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Director (since May 1989) of The Asia Pacific Fund, Inc.

[1]

The year that each Trustee joined the Fund’s Board is as follows: Saul K. Fenster, 1983; Delayne Dedrick Gold, 2001; Robert F. Gunia, 2001; W. Scott McDonald, Jr., 1983; Thomas T. Mooney, 2001; Thomas M. O’Brien, 2003; F. Don Schwartz, 2003.

E1

Fund Officers [1]
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Steve Pelletier (56) President and Principal Executive Officer	President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).

Timothy S. Cronin (44) Vice President	Chief Investment Officer and Strategist of Prudential Annuities (since January 2004); Director of Investment & Research Strategy (since February 1998); President of AST Investment Services, Inc. (since June 2005).

Kathryn L. Quirk (57) Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC (PI) and Prudential Mutual Fund Services LLC (PMFS); Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (52) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (51) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (35) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz (38) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Andrew R. French (47) Assistant Secretary	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Timothy J. Knierim (51) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc.(PIM) (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (51) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

Theresa C. Thompson (47) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001 - 2004).

Noreen M. Fierro (45) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

Grace C. Torres (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (46) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.

Peter Parrella (51) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Alan Fu (52) Assistant Treasurer	Vice President and Corporate Counsel - Tax, Prudential Financial, Inc. (since October 2003).

[1]

The year in which each individual became an Officer of the Fund is as follows: Stephen Pelletier, 2008; Timothy S. Cronin, 2009; Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson, 2007; Theresa C. Thompson, 2008; Noreen M. Fierro, 2006; Grace C. Torres, 1997; Peter Parrella, 2007; M. Sadiq Peshimam, 2006; Alan Fu, 2006.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC. Robert F. Gunia will be considered an Interested Trustee for at least two years after his retirement from employment by the Manager and its affiliates (which was on or about October 21, 2009). He will also be an Interested Trustee as long as he holds a beneficial interest in securities issued by the Manager or its affiliates.

Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Advanced Series Trust and Prudential’s Gibraltar Fund, Inc.

E2

The 2009 Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America are available. You may call 888-778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling 877-778-5008, you can revoke or “opt out” of householding at any time.

Pru, Prudential, Prudential Financial, Rock Solid, “The Rock,” the Rock Logo and the Rock Prudential Logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

The Prudential Insurance Company of America

751 Broad Street

Newark, NJ 07102-3777

Presorted

Standard

U.S. Postage

PAID

Prudential

0172223-00001-00    PSF-AR J2020F

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Thomas M. O’Brien, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2009 and December 31, 2008, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $525,681 and $688,081, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

During the fiscal year ended December 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $41,103 for professional services rendered in connection with agreed upon procedures performed related to a custody conversion. Not applicable for the fiscal year ended December 31, 2008.

(c) Tax Fees

During the fiscal year ended December 31, 2009, KPMG, the Registrant’s principal accountant, billed the Registrant $45,500 for professional tax consulting services rendered on behalf of certain portfolios of the Registrant. Not applicable for the fiscal year ended December 31, 2008.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(b) and 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2009 and 2008. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2009 and 2008 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Prudential Series Fund

By (Signature and Title)*	/s/ DEBORAH A. DOCS
Deborah A. Docs
Secretary

Date February 16, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ STEPHEN PELLETIER
Stephen Pelletier
President and Principal Executive Officer

Date February 16, 2010

By (Signature and Title)*	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 16, 2010

*	Print the name and title of each signing officer under his or her signature.